UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number 811-08090

Lincoln Variable Insurance Products Trust
(Exact name of registrant as specified in charter)

1300 South Clinton Street
Post Office Box 1110
Fort Wayne, IN 46801
(Address of principal executive offices)

Jill R. Whitelaw, Esq.
Lincoln Financial Group
150 North Radnor Chester Road
Radnor, Pennsylvania, 19087
(Name and address of agent for service)

Copies of all communications to:
Robert A. Robertson, Esq.
Dechert LLP
2010 Main Street
Suite 500
Irvine, CA 92614

Colleen E. Tonn Esq.
The Lincoln National Life Insurance Company
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801

Registrant’s telephone number, including area code: (260) 455-3404

Date of fiscal year-end: December 31

Date of reporting period: September 30, 2011

Item 1. Schedule of Investments

Item 2. Controls and Procedures

(a) The Registrant’s president and chief accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)           Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lincoln Variable Insurance Products Trust
(Registrant)

By:           /s/ Daniel R. Hayes
                 Daniel R. Hayes
                 President
                 (Signature and Title)

Date:        November 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:           /s/ Daniel R. Hayes
Daniel R. Hayes
President
(Signature and Title)

Date:       November 15, 2011

By:           /s/ William P. Flory, Jr.
William P. Flory, Jr.
Chief Accounting Officer
(Signature and Title)

Date:       November 15, 2011

Schedule of Investments (Unaudited)

LVIP Turner Mid-Cap Growth Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Common Stock – 98.72%
Aerospace & Defense – 1.41%
†Hexcel	11,430	$253,289
Triumph Group	9,110	444,021
		697,310
Air Freight & Logistics – 1.20%
Expeditors International of Washington	14,670	594,869
		594,869
Airlines – 1.53%
†United Continental Holdings	39,058	756,944
		756,944
Auto Components – 1.19%
†Borg Warner	9,730	588,957
		588,957
Automobiles – 0.90%
Harley-Davidson	12,980	445,603
		445,603
Beverages – 2.41%
Dr Pepper Snapple Group	14,540	563,861
†Hansen Natural	7,240	631,980
		1,195,841
Biotechnology – 3.45%
†Alexion Pharmaceuticals	13,820	885,309
†Cepheid	10,560	410,045
†ONYX Pharmaceuticals	7,820	234,678
†Pharmasset	2,180	179,567
		1,709,599
Building Products – 0.59%
†Owens Corning	13,420	290,946
		290,946
Capital Markets – 1.22%
†Affiliated Managers Group	7,780	607,229
		607,229
Chemicals – 4.28%
Airgas	7,770	495,881
Albemarle	3,640	147,056
CF Industries Holdings	4,370	539,215
FMC	6,060	419,110
PPG Industries	7,370	520,764
		2,122,026
Commercial Banks – 0.95%
†Signature Bank	9,870	471,095
		471,095
Commercial Services & Supplies – 0.51%
†Clean Harbors	4,970	254,961
	254,961
Communications Equipment – 2.11%
†Acme Packet	7,810	332,628
†F5 Networks	10,040	713,342
		1,045,970
Computers & Peripherals – 1.46%
†SanDisk	17,950	724,283
		724,283
Containers & Packaging – 0.70%
†Crown Holdings	11,390	348,648
		348,648
Diversified Financial Services – 0.59%
†MSCI Class A	9,630	292,078
		292,078
Electrical Equipment – 0.81%
Rockwell Automation	7,130	399,280
		399,280
Energy Equipment & Services – 2.50%
†Cameron International	18,020	748,551
†Rowan	16,220	489,682
		1,238,233
Food & Staples Retailing – 2.00%
Whole Foods Market	15,180	991,406
		991,406
Food Products – 4.76%
†Green Mountain Coffee Roasters	10,610	986,094
Hershey	11,460	678,890
Mead Johnson Nutrition	10,100	695,183
		2,360,167
Health Care Equipment & Supplies – 2.39%
Cooper	4,860	384,669
†Edwards Lifesciences	4,700	335,016
†Intuitive Surgical	1,270	462,636
		1,182,321
Health Care Providers & Services – 1.81%
AmerisourceBergen	16,400	611,228
†Catalyst Health Solutions	4,950	285,566
		896,794
Health Care Technology – 2.66%
†Cerner	9,950	681,774
Quality Systems	2,640	256,080
†SXC Health Solutions	6,840	380,988
		1,318,842
Hotels, Restaurants & Leisure – 6.55%
Arcos Dorados Holdings	16,280	377,533
†Chipotle Mexican Grill	2,050	621,048
†MGM Resorts International	38,370	356,457
†Penn National Gaming	12,590	419,121
Starwood Hotels & Resorts Worldwide	19,450	755,049
Wynn Resorts	6,230	716,948
		3,246,156
Household Durables – 1.22%
†Tempur-Pedic International	11,540	607,119
		607,119
Insurance – 0.92%
Aon	10,900	457,582
		457,582
Internet & Catalog Retail – 1.06%
Expedia	20,480	527,360
		527,360
Internet Software & Services – 1.34%
†OpenTable	5,180	238,332
†Sina	5,960	426,795
		665,127
IT Services – 3.84%
†Teradata	13,600	728,008
†VeriFone Systems	13,950	488,529
Western Union	44,800	684,992
		1,901,529
Machinery – 5.06%
†AGCO	10,780	372,665
Cummins	8,670	707,992
Joy Global	12,000	748,560
Parker Hannifin	5,260	332,064
Stanley Black & Decker	7,040	345,664
		2,506,945
Marine – 0.52%
†Kirby	4,860	255,830
		255,830
Metals & Mining – 1.26%
Cliffs Natural Resources	7,980	408,336
Silver Wheaton	7,350	216,458
		624,794
Multiline Retail – 1.73%
Nordstrom	18,780	857,870
		857,870
Oil, Gas & Consumable Fuels – 6.15%
Cabot Oil & Gas	7,700	476,707
†Concho Resources	10,260	729,896
El Paso	30,610	535,063
Peabody Energy	13,350	452,298
QEP Resources	13,700	370,859
SM Energy	8,000	485,200
		3,050,023
Pharmaceuticals – 4.10%
Medicis Pharmaceutical Class A	9,240	337,075
Perrigo	7,320	710,845
†Watson Pharmaceutical	14,420	984,165
		2,032,085
Real Estate Investment Trusts – 0.83%
Boston Properties	4,640	413,424
		413,424
Road & Rail – 0.52%
†Kansas City Southern	5,120	255,795
		255,795
Semiconductors & Semiconductor Equipment – 8.07%
Altera	22,240	701,227
Avago Technologies	23,430	767,800
†Broadcom Class A	33,030	1,099,568
†Cypress Semiconductor	38,080	570,058
†Lam Research	16,520	627,430
†Omnivision Technologies	16,570	232,643
		3,998,726
Software – 6.57%
†Citrix Systems	12,090	659,268
†Electronics Arts	33,880	692,845
†Fortinet	14,340	240,912
†salesforce.com	5,270	602,256
†SuccessFactors	30,590	703,263
†TIBCO Software	16,040	359,136
		3,257,680
Specialty Retail – 3.12%
Abercrombie & Fitch Class A	11,850	729,486
†Bed Bath & Beyond	14,220	814,948
		1,544,434
Textiles, Apparel & Luxury Goods – 3.81%
Coach	10,490	543,697
†Deckers Outdoor	5,910	551,167
†lululemon athletica	7,920	385,308
†Under Armour Class A	6,130	407,093
		1,887,265
Wireless Telecommunication Services – 0.62%
†NII Holdings	11,370	306,422
		306,422
Total Common Stock (Cost $46,326,010)		48,929,568

Short-Term Investment – 1.39%
Money Market Mutual Fund – 1.39%
Dreyfus Treasury & Agency Cash Management Fund	688,873	688,873
Total Short-Term Investment (Cost $688,873)		688,873

Total Value of Securities – 100.11%
(Cost $47,014,883)		49,618,441
Liabilities Net of Receivables and Other Assets – (0.11%)		(52,238)
Net Assets Applicable to 5,108,867 Shares Outstanding – 100.00%		$49,566,203

†Non income producing security.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Turner Mid-Cap Growth Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings.  Withholding taxes on foreign dividends have been recorded in accordance with the Fed’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$47,158,246
Aggregate unrealized appreciation	$6,794,326
Aggregate unrealized depreciation	(4,334,131)
Net unrealized appreciation	$2,460,195

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $8,341,006 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $2,916,569 expires in 2016 and $5,424,437 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 – inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Common Stock	$48,929,568
Short-Term Investment	688,373
Total	$49,617,941

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Market Risk
The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

4. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Mid-Cap Value Fund

September 30, 2011

	Number of	Value
	Shares	(U.S. $)
Common Stock – 98.02%
Aerospace & Defense – 2.66%
†Esterline Technologies	14,400	$746,496
†Teledyne Technologies	27,400	1,338,764
		2,085,260
Airlines – 0.66%
†Delta Air Lines	68,850	516,375
		516,375
Beverages – 1.80%
Molson Coors Brewing Class B	35,500	1,406,155
		1,406,155
Capital Markets – 2.25%
†E*Trade Financial	36,900	336,159
Invesco	47,300	733,623
†LPL Investment Holdings	12,200	310,124
Solar Capital	18,842	379,289
†=*Solar Cayman Escrow	26,800	2,680
		1,761,875
Chemicals – 5.69%
CF Industries Holdings	10,200	1,258,578
FMC	19,800	1,369,368
Incitec Pivot	217,366	673,705
Methanex	55,200	1,150,368
		4,452,019
Commercial Banks – 5.42%
Comerica	37,200	854,484
Fifth Third Bancorp	83,600	844,360
First Midwest Bancorp	38,400	281,088
Huntington Bancshares	117,072	561,946
†Popular	434,600	651,900
TCF Financial	73,200	670,512
Umpqua Holdings	42,900	377,091
		4,241,381
Construction & Engineering – 1.02%
†URS	26,800	794,888
		794,888
Containers & Packaging – 2.82%
Greif Class A	18,500	793,465
†Owens-Illinois	50,000	756,000
Rexam	136,955	658,494
		2,207,959
Diversified Consumer Services – 0.47%
DeVry	9,900	365,904
		365,904
Diversified Financial Services – 2.43%
†PHH	118,200	1,900,656
		1,900,656
Electric Utilities – 6.78%
Northeast Utilities	57,800	1,944,970
NV Energy	138,200	2,032,921
Westar Energy	50,300	1,328,926
		5,306,817
Electrical Equipment – 3.93%
AMETEK	14,550	479,714
Hubbell Class B	23,900	1,184,006
†Thomas & Betts	35,300	1,408,823
		3,072,543
Electronic Equipment, Instruments & Components – 2.74%
†Arrow Electronics	64,400	1,789,032
†Flextronics International	63,700	358,631
		2,147,663
Energy Equipment & Services – 2.03%
ENSCO ADR	18,800	760,084
Tidewater	19,700	828,385
		1,588,469
Food Products – 4.10%
Bunge	6,200	361,398
China Agri-Industries Holdings	646,000	405,799
Cosan Class A	52,400	496,228
Maple Leaf Foods	76,900	834,801
Tyson Food Class A	64,200	1,114,513
		3,212,739
Gas Utilities – 1.22%
UGI	36,500	958,855
		958,855
Health Care Providers & Services – 5.60%
AmerisourceBergen	28,500	1,062,195
†Brookdale Senior Living	65,000	815,100
CIGNA	45,500	1,908,270
†Vanguard Health Systems	59,100	600,456
		4,386,021
Household Durables – 2.33%
MDC Holdings	47,100	797,874
†Toll Brothers	70,900	1,023,087
		1,820,961
Insurance – 8.59%
Everest Re Group	18,100	1,436,778
Platinum Underwriters Holdings	28,190	866,843
Principal Financial Group	44,100	999,747
Reinsurance Group of America	39,031	1,793,473
Unum Group	77,600	1,626,496
		6,723,337
IT Services – 0.71%
†Booz Allen Hamilton Holding	37,400	556,138
		556,138
Leisure Equipment & Products – 1.65%
Mattel	49,800	1,289,322
		1,289,322
Machinery – 5.42%
†AGCO	18,700	646,459
Barnes Group	71,700	1,380,225
Dover	16,200	754,920
Pentair	40,400	1,293,204
†Terex	16,100	165,186
		4,239,994
Media – 1.54%
Virgin Media	49,600	1,207,760
		1,207,760
Metals & Mining – 0.60%
Steel Dynamics	47,600	472,192
		472,192
Multi-Utilities – 1.59%
Wisconsin Energy	39,900	1,248,471
		1,248,471
Oil, Gas & Consumable Fuels – 3.46%
†Cobalt International Energy	62,800	484,188
Consol Energy	12,900	437,697
Japan Petroleum Exploration	18,300	665,207
†Lone Pine Resources	58,300	384,780
†Newfield Exploration	18,500	734,265
		2,706,137
Paper & Forest Products – 0.82%
†Louisiana-Pacific	114,500	583,950
†=Sino-Forest	53,300	58,630
		642,580
Pharmaceuticals – 3.94%
Almirall	113,397	796,902
†Impax Laboratories	57,700	1,033,407
UCB	29,480	1,256,205
		3,086,514
Real Estate Investment Trusts – 2.07%
American Assets Trust	30,400	545,680
Plum Creek Timber	30,900	1,072,539
		1,618,219
Real Estate Management & Development – 3.43%
BR Properties	157,400	1,417,604
†Forest City Enterprises Class A	45,400	483,964
Iguatemi Empresa de Shopping Centers	15,200	251,583
Multiplan Empreendimentos Imobiliarios	28,600	528,842
		2,681,993
Road & Rail – 0.48%
†Swift Transportation	58,300	375,452
		375,452
Semiconductors & Semiconductor Equipment – 4.38%
Avago Technologies	44,900	1,471,373
Linear Technology	24,800	685,720
†Microsemi	79,800	1,275,204
		3,432,297
Software – 1.07%
†BMC Software	21,700	836,752
		836,752
Specialty Retail – 2.66%
†ANN	21,200	484,208
Ross Stores	20,300	1,597,407
		2,081,615
Thrift & Mortgage Finance – 1.66%
BankUnited	39,500	820,020
†Beneficial Mutual Bancorp	64,200	478,290
		1,298,310
Total Common Stock (Cost $79,685,504)		76,723,623
Short-Term Investment – 1.95%
Money Market Mutual Fund – 1.95%
Dreyfus Treasury & Agency Cash Management Fund	1,529,223	1,529,223
Total Short-Term Investment (Cost $1,529,223)		1,529,223

Total Value of Securities – 99.97%
(Cost $81,214,727)		78,252,846
Receivables and Other Assets Net of Liabilities – 0.03%		20,411
Net Assets Applicable to 6,859,138 Shares Outstanding – 100.00%		$78,273,257

†Non income producing security.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At September 30, 2011, the aggregate amount of fair valued securities was $61,310, which represented 0.08% of the Fund’s net assets. See Note 1 in "Notes.”
*Common Stock Unit

Summary of Abbreviations:
ADR – American Depositary Receipt
CAD – Canadian Dollar
GBP – British Pound Sterling
MNB – Mellon National Bank
USD – United States Dollar

1The following foreign currency exchange contracts were outstanding at September 30, 2011:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to Receive (Deliver)		In Exchange For		Settlement	Appreciation
Counterparty					Date	(Depreciation)
MNB	CAD	(2,581)	USD	(2,466)	10/3/11	$5
MNB	GBP	16,028	USD	25,048	10/3/11	(59)
MNB	GBP	31,681	USD	49,486	10/4/11	(91)
MNB	GBP	5,301	USD	8,292	10/5/11	(27)
						$(172)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Mid-Cap Value Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$85,041,552
Aggregate unrealized appreciation	$8,996,962
Aggregate unrealized depreciation	(15,785,668)
Net unrealized depreciation	$(6,788,706)

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $46,772,488 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $11,106,881 expires in 2016 and $35,665,607 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$72,206,001	$4,456,312	$61,310		$76,723,623
Short-Term Investment	1,529,223	-	-		1,529,223
Total	$73,735,224	$4,456,312	$61,310		$78,252,846

Foreign Currency Exchange Contracts	$-	$(172)	$-	$	(172)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock
Balance as of 12/31/10	$11,792
Transfer into Level 3	970,712
Net change in unrealized
appreciation/depreciation	(921,194)
Balance as of 9/30/11	$61,310

Net change in unrealized
appreciation/depreciation from
investments still held as of 9/30/11	$(921,194)

During the period ended September 30, 2011, the Fund had transfers out of Level 2 investments into Level 3 investments in the amount of $970,712 which was due to the Fund’s pricing vendor dropping coverage of a security. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

3. Derivatives
U.S.GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

4. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Columbia Value Opportunities Fund

September 30, 2011

	Number of	Value
	Shares	(U.S. $)
Common Stock – 95.30%
Aerospace & Defense – 0.88%
†Esterline Technologies	6,500	$336,960
		336,960
Air Freight & Logistics – 0.45%
†Atlas Air Worldwide Holdings	5,200	173,108
		173,108
Airlines – 1.05%
†Alaska Air Group	7,100	399,659
		399,659
Auto Components – 1.23%
†Dana Holdings	19,000	199,500
†Tower International	26,000	268,060
		467,560
Capital Markets – 1.20%
Apollo Investment	28,693	215,771
Medley Capital	24,025	242,172
		457,943
Chemicals – 1.12%
†Rockwood Holdings	7,500	252,675
†Solutia	13,500	173,475
		426,150
Commercial Banks – 10.37%
Community Bank System	17,900	406,151
East West Bancorp	19,300	287,763
FNB	41,100	352,227
IBERIABANK	8,200	385,892
Independent Bank	17,100	371,754
Prosperity Bancshares	11,300	369,284
Sandy Spring Bancorp	22,000	321,860
Sterling Bancorp	42,189	306,292
†SVB Financial Group	9,500	351,500
†Texas Capital Bancshares	19,600	447,860
Umpqua Holdings	39,500	347,205
		3,947,788
Commercial Services & Supplies – 4.61%
†Cenveo	56,300	169,463
Deluxe	18,700	347,820
†Geo Group	13,800	256,128
Progressive Waste Solutions	17,000	349,860
†TMS International Class A	38,000	276,640
United Stationers	13,000	354,250
		1,754,161
Communications Equipment – 0.34%
†Ciena	11,500	128,800
		128,800
Construction & Engineering – 0.65%
EMCOR	12,200	248,026
		248,026
Containers & Packaging – 1.20%
Boise	34,855	180,200
Rock-Tenn Class A	5,700	277,476
		457,676
Diversified Consumer Services – 1.59%
†Bridgepoint Education	15,900	277,296
Stewart Enterprises Class A	55,000	327,250
		604,546
Electric Utilities – 1.31%
UIL Holdings	15,200	500,536
		500,536
Electronic Equipment, Instruments & Components – 3.73%
†Anixter International	6,100	289,384
†Elster Group ADR	26,900	402,155
†Rofin-Sinar Technologies	12,049	231,341
†Rogers	9,500	371,735
†TTM Technologies	13,200	125,532
		1,420,147
Energy Equipment & Services – 2.10%
†Hornbeck Offshore Services	13,500	336,285
†Key Energy Services	28,000	265,720
†Oil States International	3,900	198,588
		800,593
Food & Staples Retailing – 2.04%
Andersons	7,000	235,620
Ruddick	8,300	323,617
†Winn Dixie Stores	36,900	218,448
		777,685
Food Products – 1.63%
†Dean Foods	35,000	310,450
Sanderson Farms	6,500	308,750
		619,200
Gas Utilities – 2.60%
New Jersey Resources	11,800	502,326
South Jersey Industries	9,800	487,550
		989,876
Health Care Equipment & Supplies – 3.24%
†Conmed	14,500	333,645
Cooper	3,900	308,685
†ICU Medical	7,600	279,680
Invacare	13,600	313,344
		1,235,354
Health Care Providers & Services – 4.02%
†Centene	13,100	375,577
†HealthSpring	12,200	444,812
†Kindred Healthcare	23,200	199,984
†Vanguard Health Systems	18,500	187,960
†Wellcare Health Plans	8,500	322,830
		1,531,163
Hotels, Restaurants & Leisure – 1.85%
†Domino's Pizza	15,500	422,375
Texas Roadhouse	21,400	282,908
		705,283
Household Durables – 0.97%
†Helen of Troy	14,700	369,264
		369,264
Insurance – 4.69%
Alterra Capital Holdings	16,000	303,520
American Equity Investment Life Holding	21,800	190,750
Argo Group International Holdings	7,700	218,449
Delphi Financial Group	13,900	299,128
†National Financial Partners	28,100	307,414
Platinum Underwriters Holdings	6,700	206,025
Symetra Financial	31,800	259,170
		1,784,456
Internet Software & Services – 0.60%
†Saba Software	40,000	230,400
		230,400
IT Services – 2.25%
†Cardtronics	20,000	458,400
†NeuStar Class A	15,919	400,204
		858,604
Machinery – 1.58%
Trinity Industries	16,900	361,829
†Wabash National	50,500	240,885
		602,714
Metals & Mining – 1.82%
†Metals USA Holdings	23,200	207,640
†RTI International Metals	11,300	263,516
Schnitzer Steel Industries Class A	6,000	220,800
		691,956
Multi-Utilities– 0.89%
Avista	14,200	338,670
		338,670
Oil, Gas & Consumable Fuels – 2.50%
†Bill Barrett	8,100	293,544
Knightsbridge Tankers	12,200	201,910
†Stone Energy	7,900	128,059
†Swift Energy	13,500	328,590
		952,103
Paper & Forest Products – 0.91%
Schweitzer-Mauduit International	6,200	346,394
		346,394
Personal Products – 1.27%
Nu Skin Enterprises Class A	11,900	482,188
		482,188
Professional Services – 0.98%
†CBIZ	23,500	154,865
†Navigant Consulting	23,400	216,918
		371,783
Real Estate Investment Trusts – 11.07%
American Assets Trust	19,600	351,820
BioMed Realty Trust	21,400	354,598
Brandywine Realty Trust	40,000	320,400
Capstead Mortgage	14,700	169,638
CBL & Associates Properties	24,500	278,320
CubeSmart	47,700	406,881
DuPont Fabros Technology	17,100	336,699
†First Industrial Realty Trust	31,800	254,400
Highwoods Properties	12,000	339,120
Kilroy Realty	10,000	313,000
LaSalle Hotel Properties	16,400	314,880
MFA Financial	28,700	201,474
Mid-America Apartment Communities	6,800	409,495
Omega Healthcare Investors	10,400	165,672
		4,216,397
Road & Rail – 0.96%
Werner Enterprises	17,500	364,525
		364,525
Semiconductors & Semiconductor Equipment – 4.49%
†Cirrus Logic	22,000	324,280
†Fairchild Semiconductor International	24,000	259,200
†IXYS	26,900	292,672
Micrel	26,000	246,220
†Silicon Image	41,000	240,670
†Standard Microsystems	12,600	244,440
†Ultra Clean Holdings	24,016	103,029
		1,710,511
Software – 1.88%
†Ariba	8,400	232,764
EPIQ Systems	20,400	255,612
†Mentor Graphics	23,600	227,032
		715,408
Specialty Retail – 5.40%
Express	11,600	235,364
Finish Line Class A	22,000	439,780
†Genesco	7,900	407,087
†GNC Holdings	18,000	362,160
†Pier 1 Imports	22,000	215,160
Sonic Automotive Class A	21,400	230,906
†Wet Seal Class A	37,400	167,552
		2,058,009
Textiles, Apparel & Luxury Goods – 0.68%
Columbia Sportswear	5,600	259,840
		259,840
Thrift & Mortgage Finance – 2.01%
Northwest Bancshares	33,000	393,030
Oritani Financial	28,824	370,677
		763,707
Trading Companies & Distributors – 3.14%
Houston Wire & Cable	22,900	263,121
Textainer Group Holdings	16,100	326,508
†Titan Machinery	17,433	312,051
†United Rentals	17,500	294,700
		1,196,380
Total Common Stock (Cost $36,596,380)		36,295,523

Short-Term Investment – 5.09%
Money Market Mutual Fund – 5.09%
Dreyfus Treasury & Agency Cash Management Fund	1,938,906	1,938,906
Total Short-Term Investment (Cost $1,938,906)		1,938,906
Total Value of Securities – 100.39%
(Cost $38,535,286)		38,234,429
Liabilities Net of Receivables and Other Assets – (0.39%)		(148,831)
Net Assets Applicable to 4,350,533 Shares Outstanding – 100.00%		$38,085,598

†Non income producing security.
ADR–American Depositary Receipts

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Columbia Value Opportunities Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss)for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fed’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$39,499,911
Aggregate unrealized appreciation	$3,608,389
Aggregate unrealized depreciation	(4,873,871)
Net unrealized depreciation	$(1,265,482)

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $7,850,925 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 – inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Common Stock	$36,295,523
Short-Term Investment	1,938,906
Total	$38,234,429

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Market Risk
The Fund invests a significant portion of its assets in small-sized companies and may be subject to certain risks associated with ownership of securities of such companies.  Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended September 30, 2011. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

4. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP MFS Value Fund

September 30, 2011
		Number of	Value
		Shares	(U.S. $)
Common Stock – 98.12%
Aerospace & Defense – 8.48%
Honeywell International		184,190	$8,087,783
†Huntington Ingalls Industries		20,646	502,317
Lockheed Martin		271,210	19,700,694
Northrop Grumman		109,600	5,716,736
United Technologies		180,260	12,683,094
			46,690,624
Auto Components – 0.82%
Johnson Controls		170,800	4,503,996
			4,503,996
Automobiles – 0.20%
†General Motors		54,620	1,102,232
			1,102,232
Beverages – 2.84%
Diageo		487,375	9,291,404
PepsiCo		102,770	6,361,463
			15,652,867
Capital Markets – 5.95%
Bank of New York Mellon		472,160	8,777,454
BlackRock		36,841	5,452,836
Franklin Resources		14,000	1,338,960
Goldman Sachs Group		141,600	13,388,281
State Street		119,070	3,829,291
			32,786,822
Chemicals – 2.96%
Air Products & Chemicals		74,960	5,724,695
PPG Industries		81,050	5,726,993
Sherwin-Williams		65,390	4,859,785
			16,311,473
Commercial Banks – 2.78%
PNC Financial Services Group		85,040	4,098,078
SunTrust Banks		43,340	777,953
Wells Fargo		433,210	10,449,025
			15,325,056
Communications Equipment – 0.76%
Cisco Systems		268,640	4,161,234
			4,161,234
Computers & Peripherals – 0.40%
Hewlett-Packard		97,020	2,178,099
			2,178,099
Construction & Engineering – 0.15%
Fluor		17,510	815,091
			815,091
Diversified Financial Services – 3.66%
Bank of America		788,290	4,824,335
JPMorgan Chase		455,350	13,715,141
Moody's		53,730	1,636,079
			20,175,555
Diversified Telecommunication Services – 3.02%
AT&T		583,970	16,654,824
			16,654,824
Electric Utilities – 0.41%
PPL		79,200	2,260,368
			2,260,368
Energy Equipment & Services – 0.52%
Transocean		59,850	2,857,239
			2,857,239
Food & Staples Retailing – 0.68%
CVS Caremark		111,797	3,754,143
			3,754,143
Food Products – 4.10%
General Mills		255,460	9,827,545
Kellogg		71,810	3,819,574
Nestle		133,402	7,343,331
Smucker (J.M.)		21,467	1,564,730
			22,555,180
Health Care Equipment & Supplies – 3.05%
Becton, Dickinson		77,470	5,680,100
Medtronic		229,950	7,643,538
St. Jude Medical		95,310	3,449,269
			16,772,907
Health Care Providers & Services – 0.56%
Quest Diagnostics		62,960	3,107,706
			3,107,706
Hotels, Restaurants & Leisure – 0.49%
McDonald's		30,440	2,673,241
			2,673,241
Household Durables – 0.12%
†Pulte Group		163,250	644,838
			644,838
Household Products – 0.53%
Procter & Gamble		46,395	2,931,236
			2,931,236
Industrial Conglomerates – 2.35%
3	M	111,900	8,033,301
Tyco International		120,660	4,916,895
			12,950,196
Insurance – 7.11%
ACE		81,310	4,927,386
Aon		134,650	5,652,607
Chubb		74,420	4,464,456
MetLife		363,970	10,194,799
Prudential Financial		157,480	7,379,513
Travelers		134,620	6,560,033
			39,178,794
IT Services – 5.68%
Accenture Class A		203,420	10,716,166
†Fiserv		5,750	291,928
International Business Machines		74,840	13,099,244
MasterCard Class A		13,090	4,151,624
Western Union		199,530	3,050,814
			31,309,776
Leisure Equipment & Products – 0.98%
Hasbro		165,320	5,391,085
			5,391,085
Life Sciences Tools & Services – 0.60%
†Thermo Fisher Scientific		65,230	3,303,247
			3,303,247
Machinery – 2.64%
Danaher		149,030	6,250,318
Eaton		75,630	2,684,865
Stanley Black & Decker		114,122	5,603,390
			14,538,573
Media – 4.07%
Comcast Special Class A		178,980	3,703,096
Disney (Walt)		251,200	7,576,193
Omnicom Group		159,060	5,859,770
Viacom Class B		136,330	5,281,424
			22,420,483
Multiline Retail – 1.96%
Kohl's		46,040	2,260,564
Target		174,060	8,535,902
			10,796,466
Multi-Utilities – 1.62%
PG&E		151,570	6,412,927
Public Service Enterprise Group		75,630	2,523,773
			8,936,700
Oil, Gas & Consumable Fuels – 7.51%
Apache		80,510	6,460,122
Chevron		134,100	12,406,932
EOG Resources		33,870	2,405,109
Exxon Mobil		131,500	9,550,845
Hess		41,810	2,193,353
Occidental Petroleum		116,660	8,341,190
			41,357,551
Pharmaceuticals – 8.91%
Abbott Laboratories		248,310	12,698,573
Johnson & Johnson		271,480	17,295,991
Merck		53,360	1,745,406
Pfizer		796,265	14,077,965
Roche Holding		20,338	3,284,471
			49,102,406
Professional Services – 0.52%
Dun & Bradstreet		47,040	2,881,670
			2,881,670
Road & Rail – 0.57%
Canadian National Railway		47,320	3,150,566
			3,150,566
Semiconductors & Semiconductor Equipment – 1.37%
ASML Holding		61,650	2,129,391
Intel		253,470	5,406,515
			7,535,906
Software – 2.19%
Oracle		420,600	12,088,044
			12,088,044
Specialty Retail – 0.93%
Advance Auto Parts		59,300	3,445,330
Staples		124,160	1,651,328
			5,096,658
Tobacco – 5.25%
Altria Group		162,640	4,360,378
Philip Morris International		332,170	20,720,765
Reynolds American		101,640	3,809,467
			28,890,610
Wireless Telecommunication Services – 1.38%
Vodafone Group		2,950,266	7,602,690
			7,602,690
Total Common Stock (Cost $522,095,743)			540,446,152

Convertible Preferred Stock – 0.18%
PPL 9.5% exercise price $28.80, expiration date 7/01/13		18,140	1,008,221
Total Convertible Preferred Stock (Cost $907,000)			1,008,221

		Principal
		Amount
		(U.S. $)
Short-Term Investments – 1.86%
≠Discounted Commercial Paper – 1.86%
Barclays US Funding 0.06% 10/3/11		$10,216,000	10,215,966
		10,215,966
		Number of
		Shares
Money Market Mutual Fund – 0.00%
Dreyfus Treasury & Agency Cash Management Fund		356	356
		356
Total Short-Term Investments (Cost $10,216,322)			10,216,322

Total Value of Securities – 100.16%
(Cost $533,219,065)			551,670,695
Liabilities Net of Receivables and Other Assets – (0.16%)			(869,249)
Net Assets Applicable to 27,069,564 Shares Outstanding – 100.00%			$550,801,446

†Non income producing security.
≠The rate shown is the effective yield at the time of purchase.

Summary of Abbreviations:
CAD – Canadian Dollar
GBP – British Pound Sterling
MNB – Mellon National Bank
USD – United States Dollar

1The following foreign currency exchange contracts were outstanding at September 30, 2011:

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver		In Exchange For		Settlement Date	Unrealized Appreciation / (Depreciation)

MNB	CAD	(12,730)	USD	12,177	10/3/11	$35
MNB	GBP	(431,327)	USD	673,423	10/4/11	925
MNB	GBP	(294,248)	USD	460,022	10/5/11	1,254
						$2,214

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1 See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP MFS Value Fund (Fund).

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other– Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$566,651,020
Aggregate unrealized appreciation	$54,313,138
Aggregate unrealized depreciation	(69,293,463)
Net unrealized depreciation	$(14,980,325)

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $55,696,694 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $14,068,676 expires in 2016 and $41,628,018 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1		Level 2	Total
Common Stock		$512,924,256	$27,521,896	$540,446,152
Convertible Preferred Stock		-	1,008,221	1,008,221
Short-Term Investments		356	10,215,966	10,216,322
Total		$512,924,612	$38,746,083	$551,670,695

Foreign Currency Exchange Contracts	$		$2,214	$2,214

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

4. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Templeton Growth Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Common Stock – 95.25%∆
Austria – 0.56%
Telekom Austria	120,090	$1,211,862
		1,211,862
Bermuda – 0.52%
PartnerRe	21,570	1,127,464
		1,127,464
Brazil – 1.63%
Petroleo Brasiliero ADR	78,660	1,629,835
Vale ADR	89,820	1,886,220
		3,516,055
Canada – 0.64%
Talisman Energy	111,460	1,369,460
		1,369,460
France – 7.15%
Alstom	19,370	637,947
AXA	115,486	1,502,290
Credit Agricole	177,270	1,219,007
France Telecom ADR	139,990	2,291,636
GDF Suez	28,437	844,816
Ipsen	4,060	122,164
Michelin Class B	26,490	1,584,135
Sanofi	46,786	3,077,090
Thales	30,440	951,371
Total	48,240	2,128,083
Vivendi	50,572	1,029,527
		15,388,066
Germany – 7.03%
Deutsche Post	89,400	1,144,443
E.On	59,950	1,300,533
Infineon Technologies ADR	265,748	1,963,878
Merck	27,700	2,268,615
Muenchener Rueckversicherungs	16,430	2,040,325
Rhoen Klinikum	59,266	1,199,989
SAP ADR	53,590	2,712,726
Siemens ADR	27,760	2,492,570
		15,123,079
Hong Kong – 3.13%■
AIA Group	855,800	2,423,544
Cheung Kong Holdings	74,580	808,484
China Telecom	4,188,000	2,622,602
Citic Pacific	629,353	886,118
		6,740,748
Ireland – 0.45%
CRH	63,179	976,312
		976,312
Italy – 2.12%
ENI	126,826	2,230,966
UniCredit	2,190,836	2,322,837
		4,553,803
Japan – 6.14%
ITOCHU	245,480	2,345,765
Nintendo	6,820	1,002,115
Nissan Motor	240,000	2,123,529
NKSJ Holdings	98,055	2,176,759
Toyota Motor ADR	37,060	2,529,716
Trend Micro	97,310	3,043,388
		13,221,272
Netherlands – 3.97%
Akzo Nobel	52,100	2,298,783
†ING Groep CVA	236,412	1,667,430
Koninklijke Philips Electronics	59,360	1,064,916
Randstad Holding	25,162	802,093
Reed Elsevier	106,023	1,165,754
SBM Offshore	88,914	1,540,881
		8,539,857
Norway – 2.47%
Statoil	106,500	2,285,303
Telenor	196,780	3,035,032
		5,320,335
Republic of Korea – 2.03%
KB Financial Group	37,783	1,245,206
Samsung Electronics	4,470	3,113,147
		4,358,353
Russia – 0.62%
Gazprom ADR	138,590	1,326,688
		1,326,688
Singapore – 2.80%
DBS Group Holdings	327,105	2,934,963
Singapore Telecommunications	1,280,860	3,089,441
		6,024,404
Spain – 1.39%
Telefonica	155,956	2,988,530
		2,988,530
Switzerland – 5.37%
ACE	35,220	2,134,332
†Basilea Pharmaceutica	1,920	81,769
†Credit Suisse Group	59,020	1,543,865
†Lonza Group	14,640	882,024
Novartis	27,530	1,537,703
Roche Holding	20,960	3,384,920
†Swiss Reinsurance	42,710	2,003,342
		11,567,955
Taiwan – 1.06%
Taiwan Semiconductor Manufacturing ADR	200,335	2,289,829
		2,289,829
Thailand – 0.65%
Bangkok Bank	295,494	1,394,924
		1,394,924
Turkey – 0.31%
†Turkcell Iletisim Hizmetleri ADR	58,310	657,737
		657,737
United Kingdom – 13.94%
Aviva	383,120	1,801,535
BAE Systems	301,750	1,246,117
BP ADR	54,110	1,951,748
G4S	627,550	2,596,166
GlaxoSmithKline	151,650	3,128,908
HSBC Holdings	190,450	1,455,355
Kingfisher	300,648	1,154,316
Marks & Spencer Group	299,740	1,459,411
Pearson	73,190	1,290,842
Rexam	440,820	2,119,510
Royal Dutch Shell
Class A	970	29,966
Class B	68,420	2,128,597
Tesco	397,880	2,330,313
Unilever	77,314	2,421,483
Vodafone Group ADR	153,910	3,947,791
Wolseley	38,335	951,042
		30,013,100
United States – 31.27%
American Express	10,800	484,920
Amgen	69,930	3,842,653
Baker Hughes	22,470	1,037,215
Bank of New York Mellon	111,360	2,070,182
†Brocade Communications Systems	187,110	808,315
Chesapeake Energy	44,390	1,134,165
Chevron	25,200	2,331,504
Cisco Systems	193,420	2,996,076
Citigroup	74,000	1,895,880
Comcast Special Class A	166,225	3,439,195
CVS Caremark	92,200	3,096,076
FedEx	10,210	691,013
General Electric	114,430	1,743,913
†Gilead Sciences	31,130	1,207,844
Home Depot	43,540	1,431,160
†Isis Pharmaceuticals	37,970	257,437
JPMorgan Chase	66,070	1,990,028
Medtronic	50,290	1,671,640
Merck	107,570	3,518,614
Microsoft	151,850	3,779,546
News Class A	133,860	2,070,814
†Onyx Pharmaceuticals	15,950	478,660
Pfizer	179,050	3,165,604
PG&E	61,680	2,609,681
Progressive	62,630	1,112,309
Quest Diagnostics	46,960	2,317,946
†SAIC	152,500	1,801,025
†Sprint Nextel	464,040	1,410,682
†Symantec	104,650	1,705,795
Target	49,830	2,443,663
Time Warner	35,363	1,059,829
Time Warner Cable	51,929	3,254,390
United Parcel Service Class B	30,070	1,898,921
†Watson Pharmaceuticals	37,370	2,550,503
		67,307,198
Total Common Stock (Cost $211,413,560)		205,017,031
Short-Term Investment – 5.24%
Money Market Mutual Fund – 5.24%
Dreyfus Treasury & Agency Cash Management Fund	11,285,153	11,285,153
Total Short-Term Investment (Cost $11,285,153)		11,285,153
Total Value of Securities – 100.49%
(Cost $222,698,713)		216,302,184
Liabilities Net of Receivables and Other Assets – (0.49%)		(1,066,356)
Net Assets Applicable to 9,366,788 Shares Outstanding – 100.00%		$215,235,828

∆Securities have been classified by country of origin.
■Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
†Non income producing security.

Summary of Abbreviations:
ADR – American Depositary Receipt
CVA – Dutch Certificate
EUR – European Monetary Unit
MNB – Mellon National Bank
USD – United States Dollar

1The following foreign currency exchange contracts were outstanding at September 30, 2011:

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver		In Exchange For		Settlement Date	Unrealized Appreciation / (Depreciation)
MNB	EUR	154,551	USD	(210,622)	10/3/11	$(3,590)
MNB	EUR	48,238	USD	(65,484)	10/4/11	(866)
						$(4,456)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1 See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust)–LVIP Templeton Growth Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$224,318,574
Aggregate unrealized appreciation	$25,733,652
Aggregate unrealized depreciation	(33,750,042)
Net unrealized depreciation	$(8,016,390)

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $18,971,604 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Total
Common Stock	$97,618,827	$107,398,204	$205,017,031
Short-Term Investment	11,285,153	-	11,285,153
Total	$108,903,980	$107,398,204	$216,302,184

Foreign Currency Exchange Contracts	$-	$(4,456)	$(4,456)

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counter party credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

4. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Baron Growth Opportunities Fund

September 30, 2011

	Number of	Value
	Shares	(U.S. $)
Common Stock – 99.13%
Capital Markets – 2.43%
Cohen & Steers	132,899	$3,820,846
Eaton Vance	95,000	2,115,650
†Financial Engines	64,500	1,168,095
Jefferies Group	63,100	783,071
		7,887,662
Chemicals – 0.61%
†Intrepid Potash	80,000	1,989,600
		1,989,600
Commercial Services & Supplies – 3.52%
†Copart	125,200	4,897,824
Ritchie Brothers Auctioneers	173,500	3,502,965
†Tetra Tech	160,400	3,005,896
		11,406,685
Construction & Engineering – 0.69%
†AECOM Technology	126,300	2,231,721
		2,231,721
Distributors – 2.08%
†LKQ	279,500	6,752,720
		6,752,720
Diversified Consumer Services – 2.97%
DeVry	189,500	7,003,920
Strayer Education	34,000	2,606,780
		9,610,700
Diversified Financial Services – 2.71%
†MSCI Class A	290,000	8,795,700
		8,795,700
Electric Utilities – 2.02%
ITC Holdings	84,420	6,536,641
		6,536,641
Electrical Equipment – 2.72%
†Generac Holdings	241,539	4,543,349
†Polypore International	75,800	4,284,216
		8,827,565
Energy Equipment & Services – 6.35%
Carbo Ceramics	51,139	5,243,282
Core Laboratories	92,300	8,291,308
Helmerich & Payne	87,400	3,548,440
†SEACOR Holdings	43,700	3,505,177
		20,588,207
Food & Staples Retailing – 1.11%
†United Natural Foods	97,200	3,600,288
		3,600,288
Food Products – 4.32%
Diamond Foods	99,600	7,947,084
†Dole Food	35,000	350,000
†TreeHouse Foods	92,300	5,707,832
		14,004,916
Health Care Equipment & Supplies – 4.49%
†Edwards Lifesciences	72,900	5,196,312
†Gen-Probe	58,300	3,337,675
†IDEXX Laboratories	76,300	5,262,411
†Neogen	21,700	753,424
		14,549,822
Health Care Providers & Services – 3.25%
†AMERIGROUP	170,100	6,635,601
†Community Health Systems	233,300	3,882,112
		10,517,713
Health Care Technology – 0.28%
†Allscripts Healthcare Solutions	50,000	901,000
		901,000
Hotels, Restaurants & Leisure – 10.63%
Choice Hotels International	259,500	7,712,340
†Panera Bread Class A	57,300	5,955,762
†Peet's Coffee & Tea	120,000	6,676,800
†Penn National Gaming	158,400	5,273,136
Vail Resorts	233,300	8,816,406
		34,434,444
Household Products – 1.13%
Church & Dwight	82,800	3,659,760
		3,659,760
Insurance – 3.39%
†Arch Capital Group	233,300	7,623,078
Primerica	155,500	3,352,580
		10,975,658
Internet Software & Services – 2.24%
†Equinix	59,750	5,307,593
†WebMD Health Class A	65,000	1,959,750
		7,267,343
IT Services – 3.08%
†Gartner	174,900	6,098,763
MAXIMUS	110,800	3,866,920
		9,965,683
Life Sciences Tools & Services – 3.48%
†Mettler-Toledo International	57,000	7,977,720
Techne	48,600	3,305,286
		11,283,006
Machinery – 2.44%
†Colfax	120,000	2,431,200
†Middleby	53,400	3,762,564
Valmont Industries	21,800	1,699,092
		7,892,856
Media – 1.97%
Morningstar	113,061	6,381,163
		6,381,163
Metals & Mining – 0.30%
†Molycorp	29,054	955,005
		955,005
Oil, Gas & Consumable Fuels – 3.94%
†Brigham Exploration	97,200	2,455,272
†Concho Resources	26,200	1,863,868
†Denbury Resources	92,300	1,061,450
†GeoResources	7,000	124,530
†Oasis Petroleum	11,960	267,067
SM Energy	72,900	4,421,385
Targa Resources	86,196	2,564,331
		12,757,903
Pharmaceuticals – 0.78%
#†CFR Pharmaceuticals 144A ADR	118,379	2,532,778
		2,532,778
Professional Services – 1.60%
†CoStar Group	87,351	4,539,631
†IHS Class A	8,700	650,847
		5,190,478
Real Estate Investment Trusts – 4.75%
Alexander's	11,600	4,187,832
Alexandria Real Estate Equities	34,000	2,087,260
American Assets Trust	100,000	1,795,000
American Campus Communities	38,000	1,413,980
Douglas Emmett	272,200	4,654,620
LaSalle Hotel Properties	64,500	1,238,400
		15,377,092
Road & Rail – 3.88%
†Genesee & Wyoming Class A	194,400	9,043,488
Landstar System	58,300	2,306,348
†Zipcar	68,000	1,224,000
		12,573,836
Software – 7.50%
†Advent Software	107,000	2,230,950
†ANSYS	126,300	6,193,751
†Concur Technologies	63,100	2,348,582
FactSet Research Systems	50,900	4,528,573
Pegasystems	119,000	3,642,590
†RealPage	72,900	1,490,805
†SS&C Technologies Holdings	175,000	2,500,750
†Synchronoss Technolgies	54,667	1,361,755
		24,297,756
Specialty Retail – 2.41%
†Dick's Sporting Goods	233,300	7,806,218
		7,806,218
Textiles, Apparel & Luxury Goods – 4.82%
Polo Ralph Lauren	68,000	8,819,600
†Under Armour Class A	102,500	6,807,025
		15,626,625
Trading Companies & Distributors – 1.24%
†Air Lease	52,334	1,004,813
MSC Industrial Direct Class A	53,400	3,014,964
		4,019,777
Total Common Stock (Cost $214,748,352)		321,198,321

Short-Term Investment – 0.80%
Money Market Mutual Fund – 0.80%
Dreyfus Treasury & Agency Cash Management Fund	2,586,520	2,586,520
Total Short-Term Investment (Cost $2,586,520)		2,586,520
Total Value of Securities – 99.93%
(Cost $217,334,872)		323,784,841
Receivables and Other Assets Net of Liabilities – 0.07%		227,760
Net Assets Applicable to 11,636,450 Shares Outstanding – 100.00%		$324,012,601

†Non income producing security.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2011, the aggregate amount of Rule 144A securities was $2,532,778, which represented 0.78% of the Fund’s net assets. See Note 3 in "Notes."

ADR–American Depositary Receipts

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Baron Growth Opportunities Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007 –December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$217,377,582
Aggregate unrealized appreciation	$116,534,241
Aggregate unrealized depreciation	(10,126,982)
Net unrealized appreciation	$106,407,259

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $21,672,505 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Total
Common Stock	$318,665,543	$2,532,778	$321,198,321
Short-Term Investment	2,586,520	-	2,586,520
Total	$321,252,063	$2,532,778	$323,784,841

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Market Risk
The Fund invests a significant portion of its assets in small-and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. As of September 30, 2011, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Schedule of Investments.

4. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Delaware Foundation® Moderate Allocation Fund

September 30, 2011

		Number of
		Shares	Value
(U.S. $)
Common Stock – 48.27%
U.S. Markets – 30.94%
Aerospace & Defense – 1.01%
Ducommun		1,410	$21,122
†Esterline Technologies		830	43,027
Honeywell International		1,880	82,551
†KEYW Holding		1,870	13,296
Lockheed Martin		760	55,206
Northrop Grumman		6,000	312,960
Raytheon		7,600	310,612
Rockwell Collins		530	27,963
Triumph Group		960	46,790
United Technologies		1,830	128,759
			1,042,286
Air Freight & Logistics – 0.31%
Expeditors International of Washington		6,250	253,437
FedEx		360	24,365
†Hub Group Class A		1,465	41,416
			319,218
Auto Components – 0.04%
Cooper Tire & Rubber		1,490	16,226
†Tenneco		1,070	27,403
			43,629
Automobiles – 0.07%
†Ford Motor		7,620	73,685
			73,685
Beverages – 0.22%
Coca-Cola		1,130	76,343
PepsiCo		2,470	152,893
			229,236
Biotechnology – 0.34%
†Acorda Therapeutics		975	19,461
Amgen		1,400	76,930
†Celgene		1,080	66,874
†Gilead Sciences		1,840	71,392
†Incyte		1,760	24,587
†ONYX Pharmaceuticals		1,240	37,212
†Spectrum Pharmaceuticals		2,270	17,320
†Vertex Pharmaceuticals		790	35,187
			348,963
Building Products – 0.05%
AAON		1,700	26,775
†Gibraltar Industries		3,425	27,811
			54,586
Capital Markets – 0.44%
Apollo Investment		3,380	25,418
Bank of New York Mellon		15,400	286,286
BlackRock		520	76,965
Goldman Sachs Group		600	56,730
†Piper Jaffray		700	12,551
			457,950
Chemicals – 0.50%
Celanese Class A		2,150	69,940
Dow Chemical		1,510	33,915
duPont (E.I.) deNemours		7,620	304,570
Eastman Chemical		650	44,545
†Ferro		3,780	23,247
Koppers Holdings		1,105	28,299
†TPC Group		580	11,646
			516,162
Commercial Banks – 0.46%
Boston Private Financial Holdings		4,265	25,078
Cardinal Financial		2,590	22,326
City Holding		770	20,782
Home Bancshares		1,145	24,297
@Independent Bank		955	20,762
M&T Bank		530	37,047
Park National		550	29,084
Prosperity Bancshares		1,035	33,824
Susquehanna Bancshares		3,950	21,607
†Texas Capital Bancshares		1,115	25,478
Trustmark		1,720	31,218
Webster Financial		1,765	27,005
Wells Fargo		6,280	151,473
			469,981
Commercial Services & Supplies – 0.43%
McGrath RentCorp		700	16,653
Republic Services		1,300	36,478
†Tetra Tech		1,195	22,394
United Stationers		1,340	36,515
US Ecology		1,525	23,592
Waste Management		9,500	309,320
			444,952
Communications Equipment – 1.53%
Adtran		1,305	34,530
Cisco Systems		22,570	349,609
Motorola Solutions		7,828	327,993
†NETGEAR		775	20,065
Plantronics		980	27,881
†Polycom		7,800	143,286
QUALCOMM		13,410	652,129
†ViaSat		670	22,318
			1,577,811
Computers & Peripherals – 1.29%
†Apple		2,985	1,137,822
†EMC		5,070	106,419
†NetApp		1,690	57,359
†Synaptics		1,215	29,039
			1,330,639
Construction & Engineering – 0.14%
Fluor		1,130	52,602
Granite Construction		755	14,171
†MYR Group		1,695	29,900
Tutor Perini		1,100	12,639
†URS		1,090	32,329
			141,641
Consumer Finance – 0.08%
Capital One Financial		1,950	77,279
			77,279
Containers & Packaging – 0.08%
Boise		3,860	19,956
†Owens-Illinois		1,920	29,030
Silgan Holdings		980	36,005
			84,991
Diversified Consumer Services – 0.34%
†Apollo Group Class A		8,625	341,636
Lincoln Educational Services		1,380	11,164
			352,800
Diversified Financial Services – 0.94%
CME Group		1,400	344,960
†IntercontinentalExchange		4,090	483,683
JPMorgan Chase		4,580	137,950
			966,593
Diversified Telecommunication Services – 0.83%
Alaska Communications Systems Group		2,445	16,039
AT&T		17,260	492,256
Atlantic Tele-Network		565	18,577
=Century Communications Tracking			5,000
0
Verizon Communications		8,900	327,520
			854,392
Electric Utilities – 0.79%
Cleco		1,025	34,994
Edison International		8,700	332,775
Exelon		1,460	62,211
Progress Energy		6,600	341,351
UIL Holdings		745	24,533
UNITIL		600	15,408
			811,272
Electrical Equipment – 0.06%
Acuity Brands		645	23,246
Roper Industries		550	37,901
			61,147
Electronic Equipment, Instruments & Components – 0.07%
†Anixter International		675	32,022
†FARO Technologies		825	26,029
†Rofin-Sinar Technologies		830	15,936
			73,987
Energy Equipment & Services – 0.37%
Baker Hughes		1,190	54,930
Bristow Group		915	38,823
†Complete Production Services		1,100	20,735
†Key Energy Services		3,205	30,415
Lufkin Industries		380	20,220
National Oilwell Varco		760	38,927
†Pioneer Drilling		3,915	28,110
†RigNet		1,620	25,969
Schlumberger		2,060	123,044
			381,173
Food & Staples Retailing – 1.12%
Casey's General Stores		1,240	54,126
CVS Caremark		12,770	428,816
†Fresh Market		635	24,232
Safeway		18,400	305,992
†Susser Holdings		2,400	47,832
Walgreen		9,000	296,010
			1,157,008
Food Products – 0.92%
Archer-Daniels-Midland		15,600	387,036
Bunge		2,100	122,409
General Mills		2,290	88,096
J&J Snack Foods		740	35,557
Kraft Foods		9,300	312,294
			945,392
Gas Utilities – 0.05%
AGL Resources		1,300	52,962
			52,962
Health Care Equipment & Supplies – 0.55%
†Align Technology		2,045	31,023
Baxter International		5,800	325,611
†Conmed		1,125	25,886
†CryoLife		3,150	14,144
†Haemonetics		560	32,749
†Merit Medical Systems		2,490	32,719
†Quidel		2,140	35,032
†SonoSite		1,155	35,042
West Pharmaceutical Services		820	30,422
			562,628
Health Care Providers & Services – 1.06%
†Air Methods		645	41,067
AmerisourceBergen		1,150	42,861
†AMN Healthcare Services		4,740	19,007
Cardinal Health		7,700	322,477
†Catalyst Health Solutions		660	38,075
†Express Scripts		1,990	73,769
†Medco Health Solutions		1,900	89,091
Quest Diagnostics		6,500	320,840
UnitedHealth Group		3,090	142,511
			1,089,698
Health Care Technology – 0.04%
Quality Systems		435	42,195
			42,195
Hotels, Restaurants & Leisure – 0.33%
†AFC Enterprises		2,850	33,716
†Bally Technologies		485	13,085
†Buffalo Wild Wings		410	24,518
CEC Entertainment		865	24,627
†Cheesecake Factory		825	20,336
†Jack in the Box		1,030	20,518
McDonald's		1,450	127,339
†Shuffle Master		3,300	27,753
Starbucks		1,410	52,579
			344,471
Household Durables – 0.07%
Jarden		2,590	73,193
			73,193
Household Products – 0.62%
Kimberly-Clark		6,120	434,581
Procter & Gamble		3,150	199,017
			633,598
Independent Power Producers & Energy Traders – 0.06%
=Calpine			200

		0	0
Industrial Conglomerates – 0.07%
General Electric		4,380	66,752
			66,752
Insurance – 1.21%
AFLAC		1,870	65,357
Allstate		12,300	291,387
American Equity Investment Life Holding		3,020	26,425
Delphi Financial Group Class A		1,360	29,267
@Harleysville Group		260	15,304
Marsh & McLennan		10,800	286,632
Primerica		1,465	31,585
ProAssurance		345	24,847
Prudential Financial		2,140	100,280
Travelers		7,750	377,658
			1,248,742
Internet & Catalog Retail – 0.49%
Expedia		2,230	57,423
†priceline.com		1,000	449,459
			506,882
Internet Software & Services – 1.39%
†comScore		1,190	20,075
†Google Class A		1,265	650,691
j2 Global Communications		1,420	38,198
†Liquidity Services		930	29,825
†LogMeln		1,050	34,871
†QuinStreet		2,195	22,718
†ValueClick		1,770	27,541
VeriSign		12,300	351,903
†Vocus		1,465	24,553
†Yahoo		17,600	231,616
			1,431,991
IT Services – 1.63%
†Cognizant Technology Solutions Class A		1,190	74,613
†ExlService Holdings		400	8,800
International Business Machines		330	57,760
MasterCard Class A		1,825	578,817
Syntel		525	22,675
†TeleTech Holdings		2,055	31,318
†Teradata		6,100	326,533
Visa Class A		6,750	578,610
			1,679,126
Life Sciences Tools & Services – 0.08%
†Thermo Fisher Scientific		1,580	80,011
			80,011
Machinery – 0.47%
Barnes Group		1,560	30,030
Caterpillar		3,230	238,504
†Chart Industries		565	23,826
†Columbus McKinnon		1,770	19,399
Cummins		720	58,795
Deere		1,070	69,090
ESCO Technologies		885	22,568
†Kadant		1,375	24,420
			486,632
Media – 0.62%
CBS Class B		1,140	23,233
Cinemark Holdings		1,215	22,939
Comcast Class A		15,200	317,680
Comcast Special Class		6,120	126,623
†Knology		2,380	30,892
National CineMedia		1,475	21,402
Viacom Class B		2,570	99,562
			642,331
Metals & Mining – 0.08%
†Castle (A.M.)		1,620	17,723
Cliffs Natural Resources		820	41,959
†Coeur d'Alene Mines		990	21,226
			80,908
Multiline Retail – 0.37%
DSW Class A		1,065	49,182
Kohl's		1,390	68,249
Macy's		4,410	116,071
Nordstrom		1,640	74,915
Target		1,470	72,089
			380,506
Multi-Utilities – 0.11%
MDU Resources Group		2,150	41,259
NorthWestern		710	22,677
OGE Energy		950	45,401
			109,337
Office Electronics – 0.27%
Xerox		39,900	278,103
			278,103
Oil, Gas & Consumable Fuels – 2.23%
Apache		580	46,539
Berry Petroleum Class A		1,185	41,925
†Carrizo Oil & Gas		1,385	29,847
Chevron		4,390	406,162
ConocoPhillips		4,800	303,936
EOG Resources		5,650	401,206
Exxon Mobil		3,430	249,121
Hess		1,070	56,132
Marathon Oil		12,300	265,434
†Newfield Exploration		1,630	64,695
Occidental Petroleum		1,130	80,795
†Rosetta Resources		675	23,099
†Swift Energy		1,035	25,192
Williams		12,400	301,816
			2,295,899
Paper & Forest Products – 0.03%
†KapStone Paper & Packaging Class A		2,365	32,850
			32,850
Personal Products – 0.26%
Avon Products		12,400	243,040
†Prestige Brands Holdings		3,160	28,598
			271,638
Pharmaceuticals – 2.12%
Abbott Laboratories		1,930	98,700
Allergan		6,300	518,994
Johnson & Johnson		5,250	334,478
Merck		14,830	485,089
Perrigo		2,700	262,197
Pfizer		27,223	481,303
			2,180,761
Professional Services – 0.15%
†CRA International		820	16,408
†Kforce		2,800	27,468
Manpower		1,030	34,629
†RPX		505	10,459
Towers Watson Class A		1,150	68,747
			157,711
Real Estate Investment Trusts – 0.31%
DCT Industrial Trust		5,980	26,252
DuPont Fabros Technology		1,475	29,043
EastGroup Properties		895	34,135
Entertainment Properties Trust		885	34,497
Home Properties		780	44,273
Host Hotels & Resorts		4,530	49,558
LaSalle Hotel Properties		1,670	32,064
Sovran Self Storage		970	36,055
Tanger Factory Outlet Centers		1,165	30,302
			316,179
Road & Rail – 0.14%
Hunt (J.B.) Transport Services		970	35,036
Norfolk Southern		760	46,375
Union Pacific		780	63,703
			145,114
Semiconductors & Semiconductor Equipment – 0.61%
†Amkor Technology		5,695	24,830
†Applied Micro Circuits		4,455	23,923
†Cirrus Logic		1,145	16,877
Intel		20,720	441,959
†IXYS		2,365	25,731
†MEMC Electronic Materials		6,300	33,012
†ON Semiconductor		5,820	41,729
†Semtech		1,165	24,582
			632,643
Software – 1.03%
†Adobe Systems		11,900	287,623
Intuit		8,500	403,240
Microsoft		8,090	201,360
†Nuance Communications		1,760	35,834
Oracle		1,050	30,177
†Progress Software		1,522	26,711
†SolarWinds		850	18,717
†SS&C Technologies Holdings		2,200	31,438
†SuccessFactors		1,090	25,059
			1,060,159
Specialty Retail – 0.85%
Big 5 Sporting Goods		1,810	11,005
Guess		1,340	38,177
†Jos. A Bank Clothiers		882	41,128
Lowe's		27,700	535,717
Staples		18,900	251,370
			877,397
Textiles, Apparel & Luxury Goods – 0.44%
†G-III Apparel Group		1,485	33,947
†Iconix Brand Group		2,005	31,679
Jones Group		1,025	9,440
NIKE Class B		3,575	305,699
†Perry Ellis International		1,825	34,310
†Steven Madden		1,372	41,297
			456,372
Thrifts & Mortgage Finance – 0.05%
Dime Community Bancshares		2,230	22,590
Flushing Financial		2,530	27,324
			49,914
Trading Companies & Distributors – 0.06%
Applied Industrial Technologies		1,365	37,073
†Titan Machinery		1,405	25,150
			62,223
Wireless Telecommunication Services – 0.72%
†Crown Castle International		11,600	471,771
†NII Holdings		9,100	245,245
NTELOS Holdings		1,640	29,077
			746,093
Total U.S. Markets (Cost $29,968,805)			31,891,792

§Developed Markets – 9.83%
Air Freight & Logistics – 0.21%
Deutsche Post		16,688	213,629
			213,629
Airlines – 0.11%
Singapore Airlines		13,679	118,504
			118,504
Auto Components – 0.05%
Sumitomo Rubber Industries		3,775	48,269
			48,269
Automobiles – 0.44%
Bayerische Motoren Werke		2,437	160,973
Toyota Motor		8,500	291,374
			452,347
Beverages – 0.26%
Coca-Cola Amatil		23,722	271,854
			271,854
Biotechnology – 0.04%
†Alkermes		2,820	43,033
			43,033
Building Products – 0.30%
Asahi Glass		21,000	205,028
Cie de Saint-Gobain		2,654	101,242
			306,270
Chemicals – 0.32%
Agrium		830	55,328
Syngenta ADR		5,325	276,208
			331,536
Commercial Banks – 0.67%
Mitsubishi UFJ Financial Group		57,500	263,904
Nordea Bank		25,398	205,472
Standard Chartered		10,881	217,058
			686,434
Construction Materials – 0.08%
Lafarge		2,250	77,321
			77,321
Containers & Packaging – 0.28%
Rexam		60,897	292,800
			292,800
Diversified Telecommunication Services – 0.11%
China Unicom Hong Kong ADR		5,700	116,280
			116,280
Electrical Equipment – 0.09%
Alstom		2,785	91,723
			91,723
Energy Equipment & Services – 0.40%
†Nabors Industries		2,650	32,489
Noble		2,020	59,287
Tesco		54,929	321,710
			413,486
Food Products – 0.66%
Aryzta		7,192	312,261
China Mengniu Dairy		13,000	39,776
Greggs		45,525	325,707
			677,744
Household Durables – 0.11%
Techtronic Industries		161,500	108,578
			108,578
Industrial Conglomerates – 0.06%
Koninklijke Philips Electronics		3,080	55,255
@†Tianjin Development Holdings		18,000	7,911
			63,166
Insurance – 0.13%
Alterra Capital Holdings		1,365	25,894
AXA		8,344	108,542
			134,436
IT Services – 0.64%
Accenture Class A		1,550	81,654
†CGI Group Class A		29,954	563,191
†InterXion Holding		1,070	12,637
			657,482
Life Sciences Tools & Services – 0.02%
†ICON ADR		1,435	23,075
			23,075
Machinery – 0.05%
Vallourec		853	48,843
			48,843
Marine – 0.02%
Box Ships		1,900	15,029
			15,029
Media – 0.48%
Promotora de Informaciones ADR		13,600	60,248
Publicis Groupe		2,803	116,974
Vivendi		15,486	315,259
			492,481
Metals & Mining – 0.73%
Anglo American ADR		2,000	34,723
†AuRico Gold		21,445	202,319
Rio Tinto		4,377	194,087
Yamana Gold		23,682	324,857
			755,986
Multiline Retail – 0.33%
Don Quijote		6,700	239,194
PPR		799	103,268
			342,462
Multi-Utilities – 0.41%
National Grid		42,072	416,964
			416,964
Oil, Gas & Consumable Fuels – 0.25%
Total		5,906	260,540
			260,540
Pharmaceuticals – 1.12%
Meda Class A		25,542	232,989
Novartis		5,681	317,315
Novo Nordisk ADR		2,750	273,680
Sanofi		5,074	333,714
			1,157,698
Professional Services – 0.18%
Teleperformance		8,852	188,026
			188,026
Road & Rail – 0.27%
East Japan Railway		4,666	282,884
			282,884
Textiles, Apparel & Luxury Goods – 0.16%
Yue Yuen Industrial Holdings		64,000	165,520
			165,520
Trading Companies & Distributors – 0.34%
ITOCHU		36,114	345,099
			345,099
Wireless Telecommunication Services – 0.51%
China Mobile ADR		3,000	146,130
Vodafone Group		115,009	296,373
Vodafone Group ADR		3,380	86,697
			529,200

Total Developed Markets (Cost $10,113,219)			10,128,699

XEmerging Markets – 7.50%
Airlines – 0.03%
Gol Linhas Aereas Inteligentes ADR		5,600	31,136
			31,136
Automobiles – 0.04%
Mahindra & Mahindra		2,607	42,546
Oriental Holdings		240	336
			42,882
Beverages – 0.26%
Fomento Economico Mexicano ADR		900	58,338
@Lotte Chilsung Beverage		105	105,060
Tsingtao Brewery		5,305	29,112
@United Spirits		4,397	70,902
			263,412
Chemicals – 0.21%
Braskem ADR		3,300	51,546
Israel Chemicals		3,900	44,752
@KCC		418	77,891
Petronas Chemicals Group		22,700	39,219
			213,408
Commercial Banks – 0.93%
ABSA Group		1,588	26,302
Banco Bradesco ADR		3,014	44,577
Banco Santander Brasil ADR		8,500	62,220
Bangkok Bank		10,608	47,705
Bank of China		124,300	38,436
China Construction Bank		82,028	49,613
Credicorp		400	36,880
Grupo Financiero Banorte		10,800	31,909
@Hong Leong Bank		5,100	16,283
ICICI Bank ADR		1,100	38,192
Industrial & Commercial Bank of China		97,406	47,036
Itau Unibanco Holding ADR		1,900	29,488
@KB Financial Group ADR		3,478	113,939
Malayan Banking		20,629	51,473
OTP Bank		1,869	27,500
Powszechna Kasa Oszczednosci Bank Polski		3,796	37,400
@Sberbank		38,748	84,858
Standard Bank Group		7,500	85,743
State Bank of India		325	12,594
Turkiye Is Bankasi Class C		11,722	30,110
VTB Bank GDR		12,400	50,810
			963,068
Communications Equipment – 0.33%
HTC		15,388	337,972
			337,972
Construction & Engineering – 0.03%
†Empresas ADR		7,200	31,968
			31,968
Construction Materials – 0.13%
Cemex ADR		19,724	62,328
Siam Cement NVDR		3,300	27,583
Ultratech Cement		1,698	39,437
			129,348
Diversified Consumer Services – 0.00%
†Xueda Education Group ADR		1,600	4,368
			4,368
Diversified Financial Services – 0.04%
Fubon Financial Holding		40,788	42,133
			42,133
Diversified Telecommunication Services – 0.30%
China Telecom		100,000	62,622
Chunghwa Telecom ADR		2,203	72,699
KT ADR		4,900	72,422
LG Uplus		7,470	40,136
Telecomunicacoes de Sao Paulo ADR		2,480	65,596
			313,475
Electric Utilities – 0.09%
Centrais Eletricas Brasileiras ADR		3,100	27,187
Light		2,600	34,192
PGE		5,602	32,679
			94,058
Electrical Equipment – 0.00%
Leoch International Technology		4,000	1,476
			1,476
Electronic Equipment, Instruments & Components – 0.15%
Hon Hai Precision Industry		56,784	126,580
LG Display ADR		3,000	24,450
			151,030
Energy Equipment & Services – 0.05%
Oil India		1,717	47,263

47,263
Food & Staples Retailing – 0.06%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR		1,200	36,936
Wal-Mart de Mexico Series V		11,173	25,610
			62,546
Food Products – 0.22%
Brazil Foods ADR		4,400	77,132
@Cresud ADR		3,900	42,198
@Lotte Confectionery		59	75,579
Tingyi Cayman Islands Holding		12,446	30,508
			225,417
Hotels, Restaurants & Leisure – 0.21%
†Ctrip.com International ADR		6,650	213,863
			213,863
Household Durables – 0.12%
Cyrela		3,121	19,320
LG Electronics		709	40,378
@Turkiye Sise ve Cam Fabrikalari		31,976	60,981
			120,679
Independent Power Producers & Energy Traders – 0.06%
@Huaneng Power International ADR		3,400	57,222
			57,222
Insurance – 0.18%
Cathay Financial Holding		25,602	29,017
Powszechny Zaklad Ubezpieczen		584	55,037
#Samsung Life Insurance 144A		1,340	101,756
			185,810
Internet & Catalog Retail – 0.07%
B2W Cia Global Do Varejo		3,432	27,135
Hyundai Home Shopping Network		427	49,412
			76,547
Internet Software & Services – 0.17%
Alibaba.com		15,000	13,805
†Sina		1,100	78,771
†Sohu.com		1,800	86,760
			179,336
Machinery – 0.05%
United Tractors		19,031	47,026
			47,026
Marine – 0.04%
Santos Brasil Participacoes		3,600	44,952
			44,952
Media – 0.11%
Grupo Televisa ADR		5,900	108,501
			108,501
Metals & Mining – 0.50%
Anglo American Platinum		605	41,244
ArcelorMittal South Africa		7,728	56,498
Cia de Minas Buenaventura ADR		1,300	49,062
@Gerdau		5,900	34,485
Gerdau ADR		4,300	30,659
Impala Platinum Holdings		1,275	25,744
MMC Norilsk Nickel ADR		2,735	58,937
POSCO ADR		400	30,404
Steel Authority of India		18,080	38,731
Vale ADR		6,400	145,920
			511,684
Multiline Retail – 0.01%
†Magazine Luiza		1,300	7,992
			7,992
Oil, Gas & Consumable Fuels – 1.37%
Banpu NVDR		6,289	105,173
China Petroleum & Chemical ADR		100	9,580
CNOOC		130,000	209,024
CNOOC ADR		300	48,090
Gazprom ADR		10,600	101,471
†Jastrzebska Spolka Weglowa		1,070	27,457
LUKOIL ADR		900	45,171
PetroChina ADR		500	60,245
Petroleo Brasileiro SA ADR		10,300	231,235
Petroleo Brasileiro SP ADR		9,900	205,128
Polski Koncern Naftowy Orlen		2,739	29,837
PTT		6,158	51,416
PTT Exploration & Production		4,000	17,919
#Reliance Industries GDR 144A		3,400	109,734
Rosneft Oil GDR		10,300	59,839
Sasol ADR		1,400	56,840
Tambang Batubara Bukit Asam		24,000	45,350
			1,413,509
Paper & Forest Products – 0.06%
Fibria Celulose ADR		8,831	66,851
			66,851
Pharmaceuticals – 0.40%
Hypermarcas		4,700	22,426
Teva Pharmaceutical Industries ADR		10,400	387,088
			409,514
Real Estate Management & Development – 0.12%
=@†#Etalon Group GDR 144A		3,000	10,500
@IRSA Inversiones y Representaciones ADR		1,900	16,530
@KLCC Property Holdings		28,900	28,768
Torunlar Gayrimenkul Yatirim Ortakligi		7,396	20,036
@†UEM Land Holdings		91,800	49,641
			125,475
Road & Rail – 0.01%
All America Latina Logistica		3,000	13,470
			13,470
Semiconductors & Semiconductor Equipment – 0.38%
MediaTek		1,001	10,888
MStar Semiconductor		3,303	17,245
Samsung Electronics		253	176,203
Taiwan Semiconductor Manufacturing		26,204	58,998
Taiwan Semiconductor Manufacturing ADR		5,700	65,151
United Microelectronics		166,000	61,235
			389,720
Software – 0.10%
†Check Point Software Technologies		930	49,067
@†Shanda Interactive Entertainment ADR		1,800	53,172
			102,239
Tobacco – 0.14%
KT&G		2,341	145,314
			145,314
Wireless Telecommunication Services – 0.53%
America Movil ADR		1,400	30,912
Mobile Telesystems ADR		12,300	151,290
MTN Group		3,616	59,030
SK Telecom ADR		9,700	136,479
Turkcell Iletisim Hizmet ADR		5,000	56,400
Vodacom Group		10,511	117,070
			551,181
Total Emerging Markets (Cost $8,798,774)			7,725,845
Total Common Stock (Cost $48,880,798)			49,746,336

Convertible Preferred Stock – 0.10%
Apache 6.00% exercise price $109.12, expiration date 8/1/13		400	20,468
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49		268	13,316
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49		21	16,202
#Chesapeake Energy 144A 5.75% exercise price $27.94, expiration date 12/31/49		17	18,679
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49		30	24,870
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49		100	10,101
Total Convertible Preferred Stock (Cost $128,212)			103,636
Exchange-Traded Funds – 6.83%
iShares MSCI EAFE Growth Index Fund		70,300	3,504,455
iShares MSCI EAFE Index Fund		50,800	2,425,700
Vanguard MSCI EAFE		36,700	1,107,239
Total Exchange-Traded Funds (Cost $6,995,048)			7,037,394

Preferred Stock – 0.16%
Alabama Power 5.625%		1,650	41,085
•PNC Financial Services Group 8.25%		125,000	127,324
Total Preferred Stock (Cost $165,160)			168,409

Right – 0.00%
†Hong Leong Bank		1,020	489
Total Right (Cost $0)			489

		Principal
		Amounto
Agency Asset-Backed Securities – 0.00%
•Fannie Mae Whole Loan Series 2002-W11 AV1 0.575% 11/25/32		687	634
Total Agency Asset-Backed Securities (Cost $687)			634
Agency Collateralized Mortgage Obligations – 0.68%
Fannie Mae Grantor Trust Series 2001-T8 A2 9.50% 7/25/41		8,009	9,546
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26		8,534	9,654
Series 2003-26 AT 5.00% 11/25/32		93,154	99,785
Series 2003-122 AJ 4.50% 2/25/28		5,559	5,710
Series 2010-41 PN 4.50% 4/25/40		40,000	44,473
Fannie Mae Whole Loan
Series 2004-W9 2A1 6.50% 2/25/44		13,081	14,609
Series 2004-W11 1A2 6.50% 5/25/44		14,376	16,424
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24		7,000	8,032
Series 2326 ZQ 6.50% 6/15/31		32,360	37,471
Series 2557 WE 5.00% 1/15/18		25,000	27,466
Series 2662 MA 4.50% 10/15/31		3,833	3,907
Series 2694 QG 4.50% 1/15/29		16,068	16,342
Series 2872 GC 5.00% 11/15/29		40,000	40,897
Series 3022 MB 5.00% 12/15/28		13,776	13,963
Series 3173 PE 6.00% 4/15/35		95,000	105,531
Series 3337 PB 5.50% 7/15/30		12,587	12,688
Series 3656 PM 5.00% 4/15/40		70,000	79,735
◆Freddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43		16,921	19,594
GNMA Series 2010-113 KE 4.50% 9/20/40		95,000	105,593
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20		30,000	31,440
Total Agency Collateralized Mortgage Obligations (Cost $665,060)			702,860
Agency Mortgage-Backed Securities – 4.63%
Fannie Mae 6.50% 8/1/17		6,559	7,182
•Fannie Mae ARM
2.531% 4/1/36		5,006	5,273
4.892% 3/1/38		9,238	9,845
5.138% 11/1/35		6,452	6,851
5.967% 8/1/37		16,416	17,804
Fannie Mae Relocation 30 yr 5.00% 11/1/34		9,872	10,529
Fannie Mae S.F. 15 yr
4.00% 7/1/24		94,647	99,891
4.00% 7/1/25		90,918	96,013
4.00% 11/1/25		135,005	143,667
5.00% 5/1/21		15,952	17,260
5.50% 4/1/23		17,358	18,826
Fannie Mae S.F. 15 yr TBA 3.50% 10/1/26		273,000	285,029
Fannie Mae S.F. 30 yr
3.50% 2/1/41		174,195	179,137
5.00% 12/1/36		52,742	56,944
5.00% 12/1/37		6,685	7,204
5.00% 2/1/38		4,126	4,443
5.50% 4/1/37		70,470	77,972
6.00% 9/7/36		133,603	147,139
6.50% 2/1/36		25,252	28,215
7.50% 6/1/31		11,184	13,082
Fannie Mae S.F. 30 yr TBA
3.50% 10/1/41		410,000	418,648
3.50% 10/1/41		185,000	190,059
4.00% 10/1/41		440,000	461,175
5.50% 10/1/41		770,000	835,570
6.00% 10/1/41		1,440,000	1,579,500
•Freddie Mac ARM
2.514% 7/1/36		6,835	7,207
2.851% 4/1/34		2,573	2,713
5.809% 10/1/36		12,971	13,995
Freddie Mac S.F. 15 yr
4.00% 2/1/14		9,143	9,483
5.00% 6/1/18		6,435	6,897
Freddie Mac S.F. 30 yr 7.00% 11/1/33		5,495	6,352
GNMA I S.F. 30 yr 7.50% 1/15/32		2,656	3,115
Total Agency Mortgage-Backed Securities (Cost $4,723,763)			4,767,020

Commercial Mortgage-Backed Securities – 1.61%
Bank of America Merrill Lynch Commercial Mortgage Securities
•Series 2004-3 A5 5.544% 6/10/39		13,865	14,927
•Series 2005-1 A5 5.163% 11/10/42		30,000	32,552
•Series 2005-6 A4 5.194% 9/10/47		110,000	120,976
Series 2006-4 A4 5.634% 7/10/46		10,000	10,820
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40		25,000	27,038
•Series 2006-PW12 A4 5.72% 9/11/38		95,000	104,300
Series 2007-PW15 A4 5.331% 2/11/44		25,000	25,790
◆Commercial Mortgage Pass Through Certificates
•Series 2005-C6 A5A 5.116% 6/10/44		115,000	124,521
Series 2006-C7 A2 5.69% 6/10/46		3,398	3,395
#Series 2010-C1 A1 144A 3.156% 7/10/46		44,208	44,592
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.42% 2/15/39		13,088	13,661
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38		70,000	74,403
Series 2005-GG4 A4 4.761% 7/10/39		225,000	237,109
Series 2005-GG4 A4A 4.751% 7/10/39		20,000	21,225
•Series 2006-GG6 A4 5.553% 4/10/38		20,000	21,229
•Greenwich Capital Commercial Funding Series 2005-GG5 A5 5.224% 4/10/37		140,000	148,627
•JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP4 A4 4.918% 10/15/42		35,000	37,611
Series 2005-LDP5 A4 5.205% 12/15/44		35,000	38,350
Lehman Brothers-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31		60,000	62,794
•Morgan Stanley Capital I
Series 2004-T15 A4 5.27% 6/13/41		115,000	123,283
Series 2007-T27 A4 5.641% 6/13/42		115,000	128,470
Morgan Stanley Dean Witter Capital I Series 2003-TOP9 A2 4.74% 11/13/36		73,511	75,421
#OBP Depositor Trust Series 2010-OBP A 144A 4.646% 7/15/45		100,000	106,188
#WF-RBS Commercial Mortgage Trust Series 2011-C3 A4 144A 4.375% 3/15/44		60,000	60,618
Total Commercial Mortgage-Backed Securities (Cost $1,533,965)			1,657,900
Convertible Bonds – 0.81%
AAR 1.75% exercise price $29.27, expiration date 1/1/26		23,000	22,253
Advanced Micro Devices 6.00% exercise price $28.08, expiration date 4/30/15		18,000	17,685
#Alaska Communications System Group 144A 6.25% exercise price $10.28, expiration date 4/27/18		25,000	22,531
Alcatel-Lucent USA 2.875% exercise price $15.35, expiration date 6/15/25		25,000	23,219
Alere 3.00% exercise price $43.98, expiration date 5/15/16		21,000	18,375
#Altra Holdings 144A 2.75% exercise price $27.70, expiration date 2/27/31		10,000	7,713
Amgen 0.375% exercise price $79.48, expiration date 2/1/13		39,000	38,513
#Ares Capital 144A 5.75% exercise price $19.13, expiration date 2/1/16		14,000	13,475
ΦArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27		33,000	22,646
#BGC Partners 144A 4.50% exercise price $9.84, expiration date 7/13/16		10,000	9,050
Chesapeake Energy 2.25% exercise price $85.89, expiration date 12/15/38		22,000	18,783
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40		14,000	6,895
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16		10,000	7,225
Equinix 4.75% exercise price $84.32, expiration date 6/15/16		21,000	27,038
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25		15,000	14,925
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 9/29/14		16,000	16,280
ΦGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29		12,000	10,860
Health Care REIT 3.00% exercise price $51.16, expiration date 11/30/29		29,000	30,776
ΦHologic 2.00% exercise price $38.59, expiration date 12/15/37		71,000	66,828
#Home Inns & Hotels Management 144A 2.00% exercise price $49.37, expiration date 12/15/15		8,000	6,080
Intel 2.95% exercise price $30.36, expiration date 12/15/35		20,000	20,375
James River Coal 4.50% exercise price $25.78, expiration date 12/1/15		10,000	7,650
Jefferies Group 3.875% exercise price $38.35, expiration date 11/1/29		25,000	22,969
L-3 Communications Holdings 3.00% exercise price $97.79, expiration date 8/1/35		15,000	14,325
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14		36,000	32,085
Level 3 Communications 3.50% exercise price $5.46, expiration date 6/15/12		40,000	39,649
#Lexington Realty Trust 144A 6.00% exercise price $7.09, expiration date 1/11/30		25,000	28,500
Linear Technology 3.00% exercise price $44.11, expiration date 5/1/27		47,000	48,174
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27		35,000	31,588
National Retail Properties 5.125% exercise price $25.39, expiration date 6/15/28		21,000	24,386
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17		16,000	13,440
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15		35,000	31,675
Pantry 3.00% exercise price $50.09, expiration date 11/15/12		16,000	15,820
Rovi 2.625% exercise price $47.36, expiration date 2/10/40		7,000	8,129
SanDisk 1.50% exercise price $52.37, expiration date 8/11/17		20,000	20,975
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14		9,000	11,689
Transocean 1.50% exercise price $164.19 expiration date 12/15/37		31,000	30,449

VeriSign 3.25% exercise price $34.37, expiration date 8/15/37		30,000	30,787
Total Convertible Bonds (Cost $852,988)			833,815

Corporate Bonds – 17.09%
Aerospace & Defense – 0.10%
#Meccanica Holdings 144A 6.25% 7/15/19		100,000	97,689
			97,689
Airlines – 0.03%
#United Air Lines 144A 12.00% 11/1/13		30,000	30,525
			30,525
Auto Components – 0.20%
American Axle & Manufacturing 7.875% 3/1/17		60,000	56,700
ArvinMeritor 8.125% 9/15/15		45,000	40,050
#Delphi 144A 6.125% 5/15/21		50,000	46,750
Goodyear Tire & Rubber 8.25% 8/15/20		25,000	25,563
#Pinafore 144A 9.00% 10/1/18		36,000	37,080
			206,143
Automobiles – 0.08%
Ford Motor 7.45% 7/16/31		75,000	85,041
			85,041
Beverages – 0.16%
#Pernod-Ricard 144A 5.75% 4/7/21		150,000	165,158
			165,158
Building Products – 0.07%
#Nortek 144A 8.50% 4/15/21		45,000	36,450
Ply Gem Industries 13.125% 7/15/14		40,000	38,150
			74,600
Capital Markets – 0.45%
•Bear Stearns 5.248% 12/7/12	AUD	140,000	133,902

E Trade Financial PIK 12.50% 11/30/17		42,000	47,565
Goldman Sachs Group
5.25% 7/27/21		60,000	59,302
5.375% 3/15/20		5,000	4,974
Jefferies Group
6.25% 1/15/36		35,000	31,844
6.45% 6/8/27		55,000	53,027
Lazard Group 6.85% 6/15/17		95,000	104,728
#Nuveen Investments 144A 10.50% 11/15/15		35,000	32,113
			467,455
Chemicals – 0.44%
CF Industries 7.125% 5/1/20		30,000	34,238
Dow Chemical
4.25% 11/15/20		95,000	95,869
8.55% 5/15/19		165,000	211,669
Hexion U.S. Finance 8.875% 2/1/18		25,000	20,750
#MacDermid 144A 9.50% 4/15/17		27,000	25,110
Momentive Performance Materials 11.50% 12/1/16		50,000	42,250
#Nalco 144A 6.625% 1/15/19		20,000	22,000
			451,886
Commercial Banks – 2.13%
Abbey National Treasury Services 4.00% 4/27/16		55,000	50,825
#Bank of Montreal 144A 2.85% 6/9/15		100,000	105,634
BB&T 5.25% 11/1/19		107,000	116,817
•BB&T Capital Trust IV 6.82% 6/12/57		25,000	24,969
#Canadian Imperial Bank of Commerce 144A 2.60% 7/2/15		100,000	104,254
Capital One Capital V 10.25% 8/15/39		40,000	40,850
Capital One Financial 4.75% 7/15/21		30,000	30,108
City National 5.25% 9/15/20		60,000	59,437
Fifth Third Bancorp 3.625% 1/25/16		175,000	178,082
•Fifth Third Capital Trust IV 6.50% 4/15/37		50,000	47,755
JPMorgan Chase Bank 6.00% 10/1/17		250,000	263,155
KeyCorp 5.10% 3/24/21		165,000	166,813
PNC Funding
5.125% 2/8/20		70,000	77,614
5.25% 11/15/15		30,000	32,227
5.625% 2/1/17		38,000	41,305
•#PNC Preferred Funding Trust II 144A 6.113% 3/29/49		100,000	74,500
•SunTrust Capital VIII 6.10% 12/15/36		100,000	99,316
SVB Financial Group 5.375% 9/15/20		100,000	104,117
US Bancorp 4.125% 5/24/21		100,000	108,020
•USB Capital IX 3.50% 4/15/49		145,000	102,408
Wachovia 5.625% 10/15/16		45,000	48,698
Wells Fargo 4.60% 4/1/21		40,000	42,839

Wells Fargo Bank 4.75% 2/9/15		250,000	260,710
Zions Bancorporation 7.75% 9/23/14		15,000	15,824
			2,196,277
Commercial Services & Supplies – 0.52%
#Brambles USA 144A 3.95% 4/1/15		115,000	120,318
Casella Waste Systems 11.00% 7/15/14		25,000	26,625
FTI Consulting 6.75% 10/1/20		20,000	19,400
Geo Group 6.625% 2/15/21		20,000	19,300
International Lease Finance
6.25% 5/15/19		44,000	38,300
8.25% 12/15/20		20,000	19,650
8.75% 3/15/17		80,000	80,600
Iron Mountain 7.75% 10/1/19		10,000	9,975
Mobile Mini 6.875% 5/1/15		13,000	12,805
Republic Services
4.75% 5/15/23		35,000	38,086
5.70% 5/15/41		75,000	85,282
Waste Management 2.60% 9/1/16		70,000	70,246
			540,587
Communications Equipment – 0.10%
Avaya
9.75% 11/1/15		40,000	29,400
#144A 7.00% 4/1/19		70,000	59,850
PIK 10.125% 11/1/15		15,000	11,063

100,313
Computers & Peripherals – 0.18%
Hewlett-Packard
4.30% 6/1/21		45,000	45,520
4.375% 9/15/21		80,000	81,433
#Seagate Technology International 144A 10.00% 5/1/14		48,000	54,000
			180,953
Containers & Packaging – 0.12%
Berry Plastics 9.75% 1/15/21		35,000	29,925
Graham Packaging 8.25% 10/1/18		10,000	10,100
#Plastipak Holdings 144A 10.625% 8/15/19		25,000	26,125
Pregis 12.375% 10/15/13		35,000	32,025
Smurfit Kappa Funding 7.75% 4/1/15		25,000	24,125
			122,300
Diversified Consumer Services – 0.08%
Yale University 2.90% 10/15/14		80,000	84,929
			84,929
Diversified Financial Services – 0.89%
#ABB Treasury Center USA 144A 4.00% 6/15/21		30,000	30,232
#Crown Castle Towers 144A 4.883% 8/15/20		270,000	281,519
#ERAC USA Finance 144A 5.25% 10/1/20		105,000	115,219
General Electric Capital
4.375% 9/16/20		5,000	5,097
5.30% 2/11/21		50,000	51,966
6.00% 8/7/19		190,000	214,211
•#HBOS Capital Funding 144A 6.071% 6/29/49		40,000	24,400
Korea Development Bank 8.00% 1/23/14		100,000	111,143
PHH 9.25% 3/1/16		85,000	87,763
			921,550
Diversified Telecommunication Services – 0.74%
AT&T 3.875% 8/15/21		65,000	66,999
CenturyLink 6.45% 6/15/21		70,000	64,977
#Clearwire Communications 144A 12.00% 12/1/15		107,000	91,058
France Telecom 4.125% 9/14/21		35,000	34,864
Intelsat Bermuda 11.25% 2/4/17		35,000	30,450
#Intelsat Jackson Holdings 144A 7.25% 10/15/20		40,000	37,000
Level 3 Financing 10.00% 2/1/18		35,000	33,775
PAETEC Holding 8.875% 6/30/17		10,000	10,550
Qwest
6.75% 12/1/21		30,000	29,400
8.375% 5/1/16		95,000	104,737
#Telcordia Technologies 144A 11.00% 5/1/18		15,000	18,750
Telecom Italia Capital 7.721% 6/4/38		25,000	23,901
Telefonica Emisiones
5.462% 2/16/21		55,000	52,321
6.421% 6/20/16		10,000	10,263
Telesat Canada
11.00% 11/1/15		67,000	72,024
12.50% 11/1/17		11,000	12,375
West 7.875% 1/15/19		15,000	14,175
#Wind Acquisition Finance 144A 11.75% 7/15/17		50,000	42,750
Windstream
7.875% 11/1/17		5,000	5,088
8.125% 8/1/13		10,000	10,575
			766,032
Electric Utilities – 0.99%
Ameren Illinois 9.75% 11/15/18		155,000	209,071
#American Transmission Systems 144A 5.25% 1/15/22		65,000	70,065
#Calpine 144A 7.875% 7/31/20		25,000	24,250
Carolina Power & Light 3.00% 9/15/21		25,000	25,229
Commonwealth Edison
3.40% 9/1/21		40,000	40,157
5.80% 3/15/18		45,000	52,467
Florida Power 3.10% 8/15/21		45,000	45,178
GenOn Energy
9.50% 10/15/18		60,000	56,700
9.875% 10/15/20		20,000	18,800
Great Plains Energy 4.85% 6/1/21		80,000	84,393
#Ipalco Enterprises 144A 5.00% 5/1/18		35,000	32,113
Jersey Central Power & Light 5.625% 5/1/16		25,000	28,561
LG&E & KU Energy
3.75% 11/15/20		30,000	29,090
#144A 4.375% 10/1/21		45,000	45,079
Pennsylvania Electric 5.20% 4/1/20		70,000	78,385
PPL Electric Utilities 3.00% 9/15/21		40,000	39,988
Public Service Company of Oklahoma 5.15% 12/1/19		50,000	55,608
Southern California Edison 5.50% 8/15/18		70,000	83,635
Wisconsin Electric Power 2.95% 9/15/21		5,000	4,999
			1,023,768
Electronic Equipment, Instruments & Components – 0.01%
Jabil Circuit 7.75% 7/15/16		10,000	11,075
			11,075
Energy Equipment & Services – 0.31%
#Helix Energy Solutions Group 144A 9.50% 1/15/16		43,000	43,860
#Hercules Offshore 144A 10.50% 10/15/17		30,000	28,500
#Schlumberger Investment 144A 3.30% 9/14/21		85,000	85,264
Transocean 6.50% 11/15/20		75,000	81,982
Weatherford International 9.625% 3/1/19		65,000	84,098
			323,704
Food & Staples Retailing – 0.23%
CVS Caremark 5.75% 5/15/41		80,000	89,953
Ingles Markets 8.875% 5/15/17		18,000	18,945
New Albertsons 7.25% 5/1/13		5,000	4,975
Tops Holding 10.125% 10/15/15		15,000	15,075
#Woolworths 144A
3.15% 4/12/16		20,000	20,749
4.55% 4/12/21		80,000	86,737
			236,434
Food Products – 0.15%
#Bumble Bee Acquisition 144A 9.00% 12/15/17		65,000	61,425
#Del Monte Foods 144A 7.625% 2/15/19		38,000	32,300
Smithfield Foods 10.00% 7/15/14		6,000	6,840
Tyson Foods 10.50% 3/1/14		15,000	17,400
#Viskase 144A 9.875% 1/15/18		35,000	35,525
			153,490
Gas Utilities – 0.16%
CenterPoint Energy 5.95% 2/1/17		65,000	73,772
Inergy 6.875% 8/1/21		20,000	18,300
Sempra Energy 6.15% 6/15/18		60,000	70,773
			162,845
Health Care Equipment & Supplies – 0.69%
Accellent 8.375% 2/1/17		20,000	19,150
Biomet
11.625% 10/15/17		8,000	8,340
PIK 10.375% 10/15/17		15,000	15,450
CareFusion 6.375% 8/1/19		145,000	173,708
Covidien International Finance 4.20% 6/15/20		185,000	201,090
DENTSPLY International 4.125% 8/15/21		70,000	73,353
#DJO Finance 144A 9.75% 10/15/17		15,000	12,600
Hospira 6.40% 5/15/15		105,000	118,963
Zimmer Holdings 4.625% 11/30/19		75,000	82,993
			705,647
Health Care Providers & Services – 0.52%
#AMGH Merger Sub 144A 9.25% 11/1/18		30,000	30,150
Community Health Systems 8.875% 7/15/15		10,000	9,850
Coventry Health Care 5.45% 6/15/21		95,000	102,773
#Highmark 144A
4.75% 5/15/21		55,000	56,048
6.125% 5/15/41		15,000	16,303
Medco Health Solutions 7.125% 3/15/18		110,000	133,510
#Multiplan 144A 9.875% 9/1/18		40,000	39,800
Quest Diagnostics 4.70% 4/1/21		125,000	134,376
Radnet Management 10.375% 4/1/18		15,000	13,950
			536,760
Hotels, Restaurants & Leisure – 0.40%
#Ameristar Casinos 144A 7.50% 4/15/21		25,000	24,313
CKE Restaurants 11.375% 7/15/18		28,000	29,260
Dave & Buster's 11.00% 6/1/18		10,000	9,975
#Equinox Holdings 144A 9.50% 2/1/16		5,000	5,025
Marina District Finance 9.875% 8/15/18		15,000	12,600
MGM Resorts International 11.375% 3/1/18		95,000	95,475
OSI Restaurant Partners 10.00% 6/15/15		20,000	20,050
Pinnacle Entertainment 8.75% 5/15/20		50,000	46,875
Wyndham Worldwide
5.625% 3/1/21		40,000	40,206
5.75% 2/1/18		50,000	51,129
Wynn Las Vegas 7.75% 8/15/20		10,000	10,550
Yum Brands 3.75% 11/1/21		70,000	70,381
			415,839
Household Durables – 0.30%
Beazer Homes USA 9.125% 5/15/19		25,000	16,000
Jarden
6.125% 11/15/22		25,000	24,563
7.50% 1/15/20		5,000	5,081
M/I Homes 8.625% 11/15/18		30,000	27,150
Mohawk Industries 6.875% 1/15/16		11,000	11,413
Norcraft 10.50% 12/15/15		50,000	45,875
#Reynolds Group Issuer 144A 9.00% 4/15/19		100,000	85,499
Ryland Group 8.40% 5/15/17		19,000	18,383
#Scotts Miracle-Gro 144A 6.625% 12/15/20		15,000	14,775
#Sealy Mattress 144A 10.875% 4/15/16		4,000	4,240
Standard Pacific 10.75% 9/15/16		25,000	24,625
Yankee Candle 9.75% 2/15/17		30,000	27,825
			305,429
Independent Power Producers & Energy Traders – 0.04%
AES 8.00% 6/1/20		15,000	15,075
#NRG Energy 144A 7.875% 5/15/21		25,000	23,000
			38,075
Insurance – 0.44%
•Chubb 6.375% 3/29/67		70,000	68,163
•Genworth Financial 6.15% 11/15/66		25,000	12,625
•ING Groep 5.775% 12/29/49		40,000	29,500
•#Liberty Mutual Group 144A 7.00% 3/15/37		20,000	17,100
MetLife
6.40% 12/15/36		50,000	44,569
6.817% 8/15/18		150,000	176,177
Prudential Financial
3.875% 1/14/15		20,000	20,458
4.50% 11/15/20		20,000	19,906
6.00% 12/1/17		35,000	37,150
•XL Group 6.50% 12/29/49		40,000	31,800
			457,448
Internet Software & Services – 0.12%
GXS Worldwide 9.75% 6/15/15		70,000	67,550
Symantec 4.20% 9/15/20		55,000	53,783
			121,333
IT Services – 0.06%
First Data
9.875% 9/24/15		25,000	21,063
11.25% 3/31/16		40,000	27,200
#Unisys 144A 12.75% 10/15/14		10,000	11,350
			59,613
Life Sciences Tools & Services – 0.45%
Amgen 3.45% 10/1/20		180,000	185,867
Bio-Rad Laboratories
4.875% 12/15/20		35,000	36,400
8.00% 9/15/16		9,000	9,765
Celgene 3.95% 10/15/20		165,000	167,468
Thermo Fisher Scientific 3.60% 8/15/21		65,000	67,612
			467,112
Machinery – 0.04%
RBS Global 11.75% 8/1/16		20,000	20,500
TriMas 9.75% 12/15/17		20,000	21,000
			41,500
Media – 0.77%
Affinion Group 7.875% 12/15/18		35,000	27,125
#CCO Holdings 144A 7.00% 1/15/19		15,000	14,588
#Charter Communications Operating 144A 10.875% 9/15/14		40,000	43,100
Clear Channel Communications 9.00% 3/1/21		20,000	14,950
CSC Holdings 6.75% 4/15/12		4,000	4,080
DIRECTV Holdings 5.00% 3/1/21		205,000	217,251
DISH DBS 7.875% 9/1/19		25,000	25,625
Historic TW 6.875% 6/15/18		85,000	100,409
Lamar Media 6.625% 8/15/15		24,000	23,735
LIN Television 6.50% 5/15/13		5,000	4,900
Nielsen Finance 11.625% 2/1/14		14,000	15,960
#Sinclair Television Group 144A 9.25% 11/1/17		20,000	21,100
#Sirius XM Radio 144A 8.75% 4/1/15		40,000	43,500
Time Warner Cable
4.00% 9/1/21		40,000	39,198
8.25% 4/1/19		65,000	81,513
#Vivendi 144A 6.625% 4/4/18		74,000	84,098
#XM Satellite Radio 144A 13.00% 8/1/13		30,000	33,750
			794,882
Metals & Mining – 0.80%
AK Steel 7.625% 5/15/20		45,000	39,656
Alcoa 6.75% 7/15/18		75,000	80,442
#Algoma Acquisition 144A 9.875% 6/15/15		20,000	15,600
ArcelorMittal 9.85% 6/1/19		95,000	107,790
Barrick North America Finance 4.40% 5/30/21		120,000	123,294
Century Aluminum 8.00% 5/15/14		29,000	29,000
#CODELCO 144A 3.75% 11/4/20		100,000	99,912
Compass Minerals International 8.00% 6/1/19		16,000	16,800
#FMG Resources August 2006 144A 7.00% 11/1/15		30,000	28,050
Novelis 8.75% 12/15/20		40,000	39,400
Rio Tinto Finance USA 3.75% 9/20/21		85,000	84,838
Ryerson
•7.629% 11/1/14		7,000	6,545
12.00% 11/1/15		29,000	29,145
Steel Dynamics 7.75% 4/15/16		20,000	19,800
Teck Resources
6.25% 7/15/41		50,000	52,615
9.75% 5/15/14		41,000	48,624
			821,511
Multiline Retail – 0.04%
Macy's Retail Holdings 5.90% 12/1/16		35,000	38,456

38,456
Multi-Utilities – 0.40%
CMS Energy
4.25% 9/30/15		135,000	133,498
6.25% 2/1/20		20,000	20,716
Puget Energy 6.00% 9/1/21		25,000	24,842
•Puget Sound Energy 6.974% 6/1/67		110,000	110,555
•Wisconsin Energy 6.25% 5/15/67		120,000	119,990

409,601
Office Electronics – 0.05%
CDW 12.535% 10/12/17		15,000	14,400
Xerox 4.50% 5/15/21		40,000	40,082
			54,482
Oil, Gas & Consumable Fuels – 2.37%
Antero Resources Finance 9.375% 12/1/17		10,000	10,450
Chesapeake Energy 6.50% 8/15/17		60,000	62,400
Comstock Resources 7.75% 4/1/19		10,000	9,400
Copano Energy 7.75% 6/1/18		14,000	14,385
Ecopetrol 7.625% 7/23/19		67,000	78,725
El Paso Pipeline Partners Operating 6.50% 4/1/20		50,000	55,288
•Enbridge Energy Partners 8.05% 10/1/37		90,000	93,036
Energy Transfer Partners 9.70% 3/15/19		95,000	117,767
#ENI 144A 4.15% 10/1/20		100,000	100,724
Enterprise Products Operating
•7.034% 1/15/68		110,000	111,653
9.75% 1/31/14		120,000	140,493
Forest Oil 7.25% 6/15/19		29,000	28,710
Headwaters 7.625% 4/1/19		50,000	38,500
#Hilcorp Energy I 144A
7.625% 4/15/21		20,000	20,200
7.75% 11/1/15		19,000	19,238
Holly 9.875% 6/15/17		25,000	27,125
Kinder Morgan Energy Partners 9.00% 2/1/19		85,000	108,731
Linn Energy
8.625% 4/15/20		15,000	15,525
#144A 6.50% 5/15/19		15,000	13,875
#Murray Energy 144A 10.25% 10/15/15		25,000	24,000
#NFR Energy 144A 9.75% 2/15/17		30,000	26,550
Noble Energy 8.25% 3/1/19		50,000	65,744
Noble Holding International 4.625% 3/1/21		85,000	89,379
Pemex Project Funding Master Trust 6.625% 6/15/35		40,000	43,300
Petrobras International Finance
3.875% 1/27/16		60,000	60,120
5.375% 1/27/21		175,000	178,675
5.75% 1/20/20		87,000	91,176
5.875% 3/1/18		15,000	15,771
Petrohawk Energy 7.25% 8/15/18		55,000	63,113
Petroleum Development 12.00% 2/15/18		19,000	20,425
Plains All American Pipeline 8.75% 5/1/19		85,000	108,633
Pride International 6.875% 8/15/20		155,000	179,155
Quicksilver Resources 7.125% 4/1/16		18,000	15,930
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16		19,395	20,972
#SandRidge Energy 144A 9.875% 5/15/16		48,000	49,680
•TransCanada PipeLines 6.35% 5/15/67		155,000	154,514
Williams
7.75% 6/15/31		25,000	30,094
8.75% 3/15/32		30,000	39,322
#Woodside Finance 144A 8.75% 3/1/19		75,000	96,505
			2,439,283
Paper & Forest Products – 0.16%
Georgia-Pacific 8.00% 1/15/24		80,000	94,110
International Paper 9.375% 5/15/19		55,000	67,324
			161,434
Pharmaceuticals – 0.06%
NBTY 9.00% 10/1/18		55,000	56,581
			56,581
Real Estate Investment Trusts – 0.57%
Brandywine Operating Partnership 4.95% 4/15/18		60,000	58,043
Developers Diversified Realty
4.75% 4/15/18		35,000	31,969
7.50% 4/1/17		15,000	15,851
7.875% 9/1/20		80,000	84,882
9.625% 3/15/16		20,000	22,672
Digital Realty Trust 5.25% 3/15/21		75,000	74,376
Health Care REIT 5.25% 1/15/22		90,000	85,510
Host Hotels & Resorts
6.00% 11/1/20		30,000	29,325
6.375% 3/15/15		20,000	20,000
#144A 5.875% 6/15/19		25,000	24,000
Regency Centers
4.80% 4/15/21		45,000	46,733
5.875% 6/15/17		15,000	16,242
#WEA Finance 144A 4.625% 5/10/21		85,000	81,321
			590,924
Road & Rail – 0.22%
Burlington Northern Santa Fe
3.45% 9/15/21		15,000	15,306
5.65% 5/1/17		15,000	17,365
CSX
4.25% 6/1/21		50,000	53,120
5.50% 4/15/41		45,000	51,705
Ryder System 3.50% 6/1/17		90,000	93,400
			230,896
Semiconductors & Semiconductor Equipment – 0.15%
Amkor Technology 7.375% 5/1/18		20,000	19,400
National Semiconductor 6.60% 6/15/17		115,000	137,361
			156,761
Specialty Retail – 0.03%
Sally Holdings 10.50% 11/15/16		25,000	25,938
			25,938
Textiles, Apparel & Luxury Goods – 0.06%
Hanesbrands 6.375% 12/15/20		60,000	58,500
			58,500
Trading Companies & Distributors – 0.02%
RSC Equipment Rental 10.25% 11/15/19		25,000	24,625
			24,625
Wireless Telecommunication Services – 0.19%
Cricket Communications 7.75% 10/15/20		85,000	74,162
MetroPCS Wireless 6.625% 11/15/20		15,000	13,238
NII Capital 10.00% 8/15/16		35,000	38,500
Sprint Capital 8.75% 3/15/32		40,000	34,950
Sprint Nextel 8.375% 8/15/17		35,000	32,725
			193,575
Total Corporate Bonds (Cost $17,437,608)			17,608,959
Municipal Bond – 0.04%
Oregon State Taxable Pension 5.892% 6/1/27		35,000	41,141
Total Municipal Bond (Cost $35,000)			41,141
Non-Agency Asset-Backed Securities – 0.38%
•Ally Master Owner Trust Series 2011-1 A1 1.099 1/15/16		100,000	100,045
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20		95,000	112,444
CNH Equipment Trust Series 2010-A A4 2.49% 1/15/16		80,000	82,117
John Deere Owner Trust Series 2010-A A4 2.13% 10/17/16		55,000	56,262
Mid-State Trust Series 11 A1 4.864% 7/15/38		13,820	13,924
#Sonic Capital Series 2011-1A A2 144A 5.438% 5/20/41		29,700	30,220
Total Non-Agency Asset-Backed Securities (Cost $385,358)			395,012
Non-Agency Collateralized Mortgage Obligations – 0.21%
•American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35		27,650	25,221
•ARM Trust Series 2005-10 3A11 5.237% 1/25/36		18,067	14,335
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20		21,582	21,915
Series 2005-6 7A1 5.50% 7/25/20		3,468	3,241
Series 2005-9 5A1 5.50% 10/25/20		12,052	11,194
•Bank of America Mortgage Securities Series 2003-D 1A2 2.747% 5/25/33		64	40
•ChaseFlex Trust Series 2006-1 A4 6.30% 6/25/36		100,000	66,341
◆Countrywide Home Loan Mortgage Pass Through Trust Series 2006-1 A2 6.00% 3/25/36		22,093	18,086
Credit Suisse First Boston Mortgage Securities Series 2004-1 3A1 7.00% 2/25/34		4,420	4,580
•#GSMPS Mortgage Loan Trust 144A Series 1998-3 A 144A 7.75% 9/19/27		15,481	16,398
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35		3,032	3,020
•MASTR ARM Trust Series 2003-6 1A2 2.575% 12/25/33		4,468	4,010
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		8,344	8,390
Wells Fargo Mortgage-Backed Securities Trust Series 2007-13 A7 6.00% 9/25/37		16,537	15,108
Total Non-Agency Collateralized Mortgage Obligations (Cost $208,120)			211,879

Regional Bonds – 1.19%∆
Australia – 0.88%
New South Wales Treasury
2.75% 11/20/25	AUD	53,000	59,724

6.00% 4/1/19	AUD	367,000	387,353

Queensland Treasury 6.00% 9/14/17	AUD	439,000	457,598

			904,675
Canada – 0.31%
Province of New Brunswick 2.75% 6/15/18		80,000	83,782
Province of Ontario 3.00% 7/16/18		140,000	146,816
Province of Quebec 4.50% 12/1/20	CAD	87,000	92,126

			322,724
Total Regional Bonds (Cost $1,244,392)			1,227,399

«Senior Secured Loans – 1.70%
Allied Security Holdings Tranche 2L 8.50% 1/21/18		20,000	19,525
API Technologies Tranche B 7.75% 6/1/16		24,926	23,680
ATI Holdings 7.50% 3/12/16		14,712	14,188
Attachmate 6.50% 11/21/16		85,000	82,167
BNY ConvergEx Group
8.75% 11/29/17		11,823	11,823
8.75% 12/16/17		28,177	28,177
Brock Holdings III
10.00% 2/15/18		20,000	18,300
Tranche B 6.00% 2/15/17		19,900	18,822
Burlington Coat Factory Tranche B 6.25% 2/10/17		118,686	113,870
Caesars Entertainment Operating Tranche B1 3.253% 1/28/15		70,000	58,606
Charter Communications Operating Tranche B 7.25% 3/6/14		1,856	1,861
Chrysler Group 6.00% 4/28/17		119,700	104,653
CityCenter Holdings 7.50% 1/10/15		13,500	13,278
Clear Channel Communications Tranche B 3.889% 1/29/16		77,302	54,293
Consolidated Container 5.75% 9/28/14		25,000	20,583
Delos Aircraft 7.00% 3/17/16		50,000	50,042
Delta Air Lines Tranche B 5.50% 3/29/17		24,938	23,613
First Data Tranche B2 2.985% 9/24/14		52,237	45,528
Frac Tech International Tranche B 6.25% 4/19/16		31,800	31,244
GenOn Energy Tranche B 6.00% 6/20/17		39,699	39,124
Gray Television Trance B 0.00% 12/31/14		69,819	66,764
Grifols Tranche B 6.00% 6/4/16		99,750	98,164
Houghton International Tranche B 6.75% 1/11/16		19,814	19,666
Immucor Tranche B 7.25% 7/2/18		20,000	19,765
International Lease Finance 6.75% 3/17/15		75,000	74,963
Level 3 Financing Tranche B 5.75% 4/11/18		20,000	19,033
Mediacom Illinois Tranche D 5.50% 3/31/17		24,810	24,330
MGM Resorts International Tranche E 7.00% 2/21/14		70,000	66,255
Multiplan 4.75% 8/26/17		30,000	28,513
Nortek 5.251% 4/12/17		124,375	117,222
Nuveen Investment
5.819% 5/13/17		52,330	48,615
2nd Lien 12.50% 7/9/15		70,000	72,100
PQ 6.74% 7/30/15		40,000	35,571
Remy International Tranche B 6.25% 12/16/16		39,700	38,410
Reynolds Group Holdings 6.50% 7/7/18		105,000	102,156
Sensus USA 2nd Lien 8.50% 4/13/18		55,000	53,419
Toys R Us Tranche B 6.00% 9/1/16		24,812	23,882
Univision Communications 4.489% 3/29/17		19,392	16,367
Visant 5.25% 12/31/16		39,825	36,550
Wyle Services 0.00% 3/31/17		19,929	19,301
Total Senior Secured Loans (Cost $1,810,233)			1,754,423
Sovereign Bonds – 4.40%∆
Belgium – 0.09%
Belgium Government 4.25% 9/28/21	EUR	62,600	88,004
			88,004

Brazil – 0.08%
Federal Republic of Brazil 8.875% 10/14/19		60,000	81,600
			81,600
Canada – 0.42%
Canadian Government
3.25% 6/1/21	CAD	173,000	180,830

3.75% 6/1/19	CAD	94,000	101,650

4.00% 6/1/17	CAD	91,000	98,404

4.00% 6/1/41	CAD	48,000	56,938

			437,822
Chile – 0.11%
Chile Government International 5.50% 8/5/20	CLP	57,000,000	115,717

			115,717
Colombia – 0.16%
Republic of Colombia
7.75% 4/14/21	COP	236,000,000	132,062

12.00% 10/22/15	COP	52,000,000	32,803

			164,865
Finland – 0.08%
Finland Government 3.50% 4/15/21	EUR	53,000	77,882

			77,882
Germany – 0.22%
Deutschland Republic
2.25% 9/4/20	EUR	109,000	151,781

3.50% 7/4/19	EUR	46,000	70,116

			221,897
Indonesia – 0.32%
Indonesia Government International 7.25% 4/20/15		70,000	78,400
Indonesia Treasury Bonds
8.25% 7/15/21	IDR	823,000,000	102,846

10.50% 8/15/30	IDR	440,000,000	64,931

11.00% 11/15/20	IDR	550,000,000	80,200

			326,377
Malaysia – 0.04%
Malaysian Government 4.262% 9/15/16	MYR	112,000	36,462

			36,462
Mexico – 0.06%
Mexican Bonos 7.50% 6/3/27	MXN	808,000	60,028

			60,028
New Zealand – 0.04%
New Zealand Government 6.00% 5/15/21	NZD	50,000	42,684

			42,684
Norway – 0.84%
Norwegian Government
3.75% 5/25/21	NOK	589,000	112,088

4.25% 5/19/17	NOK	354,000	67,593

4.50% 5/22/19	NOK	1,174,000	231,882

5.00% 5/15/15	NOK	2,364,000	449,592

			861,155
Panama – 0.16%
Panama Government International
6.70% 1/26/36		32,000	38,880
7.25% 3/15/15		66,000	75,801
8.875% 9/30/27		34,000	48,790
			163,471
Peru – 0.15%
Republic of Peru 7.125% 3/30/19		126,000	152,775
			152,775
Philippines – 0.28%
Republic of Philippines
9.50% 10/21/24		12,000	16,770
9.875% 1/15/19		206,000	277,070
			293,840
Poland – 0.20%
Poland Government International
5.125% 4/21/21		43,000	43,000
6.375% 7/15/19		55,000	60,638
Republic of Poland
5.25% 10/25/20	PLN	40,000	11,582

5.50% 10/25/19	PLN	292,000	86,541

			201,761
Republic of Korea – 0.05%
Korea Treasury Inflation Linked 2.75% 6/10/20	KRW	57,053,020	56,082

			56,082
Russia – 0.22%
Russian-Eurobond 7.50% 3/31/30		203,740	229,448
			229,448
South Africa – 0.41%
South Africa Government
7.25% 1/15/20	ZAR	777,000	90,373

8.00% 12/21/18	ZAR	1,945,000	240,437

South Africa Government International 6.50% 6/2/14		78,000	86,775
			417,585
Sweden – 0.24%
Sweden Government
3.00% 7/12/16	SEK	920,000	143,656

5.00% 12/1/20	SEK	580,000	107,922

			251,578
Turkey – 0.07%
Republic of Turkey
6.875% 3/17/36		39,000	41,730
7.375% 2/5/25		30,000	34,350
			76,080
United Kingdom – 0.07%
United Kingdom Gilt 4.50% 3/7/19	GBP	42,000	77,119

			77,119
Uruguay – 0.09%
Republic of Uruguay 8.00% 11/18/22		78,000	97,500
			97,500
Total Sovereign Bonds (Cost $4,599,406)			4,531,732
Supranational Banks – 0.13%
International Bank for Reconstruction & Development
3.375% 4/30/15	NOK	490,000	86,690

3.625% 6/22/20	NOK	270,000	47,631

Total Supranational Banks (Cost $130,954)			134,321
U.S. Treasury Obligations – 6.14%
U.S. Treasury Bonds
3.50% 2/15/39		80,000	88,962
∞4.375% 5/15/41		210,000	271,328
U.S. Treasury Notes
1.00% 9/30/16		2,825,000	2,829,622
1.375% 9/30/18		35,000	34,836
2.125% 8/15/21		3,050,000	3,104,342
Total U.S. Treasury Obligations (Cost $6,196,839)			6,329,090
Short-Term Investments – 7.72%
≠Discounted Commercial Paper – 7.70%
Abbey National North America 0.11% 10/3/11		7,930,000	7,929,952
			7,929,952
		Number of
		Shares
Money Market Mutual Fund – 0.02%
Dreyfus Treasury & Agency Cash Management Fund		24,562	24,562
			24,562
Total Short-Term Investments (Cost $7,954,514)			7,954,514

Total Value of Securities – 102.09%
(Cost $103,948,105)			105,206,963
Liabilities Net of Receivables and Other Assets – (2.09%)			(2,151,885)
Net Assets Applicable to 8,058,950 Shares Outstanding – 100.00%			$103,055,078

¡Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

AUD – Australian Dollar
CAD – Canadian Dollar
CLP – Chilean Peso
COP – Colombian Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
HKD – Hong Kong Dollar
IDR – Indonesian Rupiah
ILS – Israeli Shekel
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
SEK – Swedish Krona
USD – United States Dollar
ZAR – South African Rand

◆Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
•Variable rate security. The rate shown is the rate as of September 30, 2011. Interest rates reset periodically.
†Non income producing security.
@Illiquid security. At September 30, 2011, the aggregate amount of illiquid securities was $941,986, which represented 0.91% of the Fund’s net assets. See Note 4 in “Notes.”
∆Securities have been classified by country of origin.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2011, the aggregate amount of Rule 144A securities was $4,094,591, which represented 3.97% of the Fund’s net assets. See Note 4 in "Notes."
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at September 30, 2011.
§Developed Market – countries that are thought to be most developed and therefore less risky than emerging markets.
XEmerging Market – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.
∞Fully or partially pledged as collateral for futures contracts.
ΦStep coupon bond. Coupon increases/decreases periodically based on a predetermined schedule. Stated rate in effect at September 30, 2011.
=Security is being fair valued in accordance with the Fund's fair valuation policy. At September 30, 2011, the aggregate amount of fair valued securities was $10,500, which represented 0.01% of the Fund's net assets. See Note 1 in "Notes."
≠The rate shown is the effective yield at the time of purchase.

Summary of Abbreviations:
ADR – American Depositary Receipt
ARM – Adjustable Rate Mortgage
BAMC – Bank of America Merrill Lynch
BCLY – Barclays Bank
CDS – Credit Default Swap
CITI – Citibank Global Markets
GDR – Global Depositary Receipt
GNMA – Government National Mortgage Association
GSC – Goldman Sachs Capital
GSMPS – Goldman Sachs Reperforming Mortgage Securities
HSBC – Hong Kong Shanghai Bank
HY – High Yield
JPMC – JPMorgan Chase Bank
MASTR – Mortgage Asset Securitization Transaction, Inc.
MNB – Mellon National Bank
MSC – Morgan Stanley Capital
NCUA – National Credit Union Administration
NVDR – Non-Voting Depositary Receipts
PIK – Pay-in-kind
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
yr – Year

1The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at September 30, 2011:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to Receive (Deliver)		In Exchange For		Settlement	Appreciation
Counterparty					Date	(Depreciation)
BAMC	AUD	(169,957)	USD	173,034	11/4/11	9,279
BAMC	EUR	(189,654)	USD	259,452	11/4/11	5,454
BAMC	IDR	942,700,000	USD	(101,529)	11/4/11	5,348
BAMC	JPY	4,044,660	USD	(53,004)	11/4/11	(539)
BAMC	NOK	(994,212)	USD	174,275	11/4/11	5,202
BAMC	PLN	(283,059)	USD	87,586	11/4/11	2,464
BCLY	EUR	(66,903)	USD	90,000	11/4/11	399
BCLY	JPY	4,214,385	USD	(55,239)	11/4/11	(572)
CITI	EUR	(172,755)	USD	236,288	11/4/11	4,923
CITI	JPY	6,273,225	USD	(82,219)	11/4/11	(846)
CITI	NZD	40,703	USD	(33,251)	11/4/11	(2,300)
GSC	AUD	(230,201)	USD	223,000	11/4/11	1,199
GSC	GBP	137,702	USD	(214,804)	11/4/11	(176)
GSC	NOK	(166,080)	USD	29,088	11/4/11	845
HSBC	AUD	(273,633)	USD	278,243	11/4/11	14,595
HSBC	EUR	(61,073)	USD	83,488	11/4/11	1,694
HSBC	KRW	116,323,000	USD	(100,089)	11/4/11	(1,832)
HSBC	NOK	(301,071)	USD	52,832	11/4/11	1,633
JPMC	CLP	65,582,000	USD	(129,865)	11/4/11	(3,752)
JPMC	EUR	(91,487)	USD	125,199	11/4/11	2,674
MNB	EUR	(1,240)	USD	1,661	10/3/11	0
MNB	HKD	(29,250)	USD	3,753	10/3/11	(3)
MNB	ILS	(2,983)	USD	802	10/3/11	(1)
MNB	MYR	8,823	USD	(2,771)	10/4/11	(4)
MNB	PLN	(2,949)	USD	894	10/3/11	4
MSC	AUD	(92,441)	USD	90,000	11/4/11	932
MSC	EUR	(349,640)	USD	476,194	11/4/11	7,932
MSC	JPY	5,600,350	USD	(73,339)	11/4/11	(694)
MSC	KRW	447,658,750	USD	(385,381)	11/4/11	(7,252)
MSC	NOK	(442,888)	USD	77,687	11/4/11	2,371
						$48,977

Futures Contracts

					Unrealized
	Contracts	Notional	Notional	Expiration	Appreciation
	to Buy (Sell)	Cost (Proceeds)	Value	Date	(Depreciation)
1	Euro Bond	$192,178	$182,842	12/8/11	$(9,336)
(2)	U.S. Treasury 10 yr Notes	(257,510)	(260,188)	12/20/11	(2,678)
16	U.S. Treasury Long Notes	2,168,975	2,282,000	11/25/11	113,025
5	U.S. Ultra Bond	712,515	793,125	12/20/11	80,610
					$181,621

Swap Contracts
CDS Contracts

	Swap				Unrealized
	Referenced Obligation	Notional	Annual Protection	Termination	Appreciation
Counterparty	Protection Purchased:	Value	Payments	Date	(Depreciation)
MSC	CDX.NA.HY.17	$2,390,000	5.00%	12/20/16	$42,684
MSC	Japan 5 yr CDS	120,000	1.00%	9/20/16	1,573
MSC	Kingdom of Spain 5 yr CDS	413,000	1.00%	6/20/16	21,310
MSC	People’s Republic of China 5 yr CDS	223,000	1.00%	12/20/16	0
	Republic of France
MSC	5 yr CDS	506,000	0.25%	9/20/16	(530)
MSC	5 yr CDS	122,000	0.25%	12/20/16	(1,015)
MSC	Republic of Italy 5 yr CDS	120,000	1.00%	9/20/16	5,538
MSC	State of Israel 5 yr CDS	120,000	1.00%	12/20/16	1,076
Total		$4,014,000			$70,636

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust)–LVIP Delaware Foundation® Moderate Allocation Fund (Fund).

Security Valuation – Equity securities and Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities and credit default swap (CDS) contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$104,271,055
Aggregate unrealized appreciation	$7,554,056
Aggregate unrealized depreciation	(6,618,148)
Net unrealized appreciation	$935,908

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $2,688,974 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $473,349 expires in 2011 and $2,215,625 expires in 2016.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$0	$7,735,305	$-	$7,735,305
Common Stock	38,260,970	11,474,866	10,500	49,746,336
Corporate Debt		20,300,833		20,300,833
Foreign Debt		5,893,452		5,893,452
Investment Companies	7,037,394			7,037,394
Municipal Bond		41,141		41,141
U.S. Treasury Obligations		6,329,090		6,329,090
Short-Term Investments	24,562	7,929,952		7,954,514
Other	41,574	127,324		168,898
Total	$45,364,500	$59,831,963	$10,500	$105,206,963

Foreign Currency Exchange Contracts	$-	$48,977	$-	$48,977
Futures Contracts	$181,621	$-	$-	$181,621
Swap Contracts	$-	$70,636	$-	$70,636

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset-Backed & Mortgage-Backed Securities	Common Stock	Corporate Debt	Total
Balance as of 12/31/10	$100,406	$-	$60,000	$160,406
Purchases		37,800		37,800
Sales	(100,309)	(16,368)	(60,470)	(177,147)
Net realized gain	309	(456)	470	323
Net change in unrealized appreciation/depreciation	(406)	(10,476)		(10,882)
Balance as of 9/30/11	$-	$10,500	$-	$10,500

Net change in unrealized appreciation/depreciation from investments still held as of 9/30/11	$-	$(10,476)	$-	$(10,476)

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

3. Derivatives
U.S.GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts – The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts –The Fund may enter into index swap contracts, inflation swap contracts and CDS contracts in the normal course of pursuing its investment objectives. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds.  The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Index Swaps – Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No index swap contracts were outstanding at September 30, 2011.

Inflation Swaps – Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps – A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended September 30, 2011, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At September 30, 2011, the net unrealized appreciation of credit default swaps was $70,636. The Fund had posted $300,000 as collateral for certain open derivatives. If a credit event had occurred for all swap transactions where collateral posting was required as of September 30, 2011, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have received $4,014,000 less the value of the contracts' related reference obligations.

CDS may involve greater risks than if the Fund had invested in the reference obligation directly. CDS are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

Fair values of derivative instruments as of September 30, 2011, were as follows:

	Asset Derivatives		Liabilities Derivatives
	Schedule of	Fair Value	Schedule of	Fair Value
	Investments		Investments
	Location		Location

Foreign currency exchange contracts (Forward currency contracts)	Liabilities net of receivables and other assets	$50,232	Liabilities net of receivables and other assets	$(1,255)
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	181,621	Liabilities net of receivables and other assets
Credit contracts (Swaps contracts)	Liabilities net of receivables and other assets	70,636	Liabilities net of receivables and other assets
Total		$302,489		$(1,255)

The effect of derivative instruments on the Statement of Operations for the period ended September 30, 2011 was as follows:

Change in Unrealized
	Location of Gain or Loss on Derivatives	Realized Gain or		Appreciation
	Recognized in Income	Loss on Derivatives		or Depreciation
		Recognized in Income		on Derivatives
Recognized in Income

Forward currency exchange contracts	Net realized loss on foreign
(Foreign currency exchange contracts)	currency exchange contracts and net change
in unrealized appreciation/depreciation
	of investments and foreign currencies	$(199,851	)*	$83,663

Interest rate contracts	Net realized gain on futures contracts
(Futures contracts)	and net change in unrealized
appreciation/depreciation of investments
	and foreign currencies	56,575		167,572

Credit contracts	Net realized gain on swap
(Swap contracts)	contracts and net change in unrealized
appreciation/depreciation of investments
	and foreign currencies	81,740		70,636
Total		$(61,536)		$321,871

*Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported on the Fund’s Statement of Operations.

4. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and Ba or lower by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating orgainization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Schedule of Investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP BlackRock Inflation Protected Bond Fund

September 30, 2011
		Principal	Value
		Amount¡	(U.S. $)
Agency Mortgage-Backed Securities–18.27%
Fannie Mae S.F. 30 yr 4.50% 8/1/41		25,119,130	26,682,532
Freddie S.F. 30 yr
4.00% 11/1/39		1,936,102	2,030,285
4.00% 9/1/41			5,300,000
5,554,510
GNMA1 S.F. 30 yr 4.00% 7/15/41		24,983,097	26,764,760
Total Agency Mortgage-Backed Securities (Cost $61,469,901)			61,032,087

Corporate Bonds–0.08%
Capital Markets – 0.04%
•Morgan Stanley 5.76% 3/5/18		143,000	137,882
			137,882
Insurance–0.04%
•Prudential Financial 5.53% 6/10/15		114,000	115,473
			115,473
Total Corporate Bonds (Cost $251,069)			253,355

Sovereign Bonds–16.47%
France–8.31%

France Government Bond O.A.T 1.60% 7/25/15	EUR	19,519,783	27,746,386
			27,746,386
Germany–7.84%
Deutschland Republic Inflation Linked 1.50% 4/15/16	EUR	18,045,463	26,198,007

			26,198,007
Italy–0.32%
Italy Buoni Poliennali Del Tesoro 2.10% 9/15/21	EUR	983,431	1,074,945

			1,074,945
Total Sovereign Bonds (Cost $55,488,204)			55,019,338

U.S. Treasury Obligations–52.05%
U.S. Treasury Inflation Index Bonds
1.75% 1/15/28		6,394,912	7,416,103
2.00% 1/15/26		1,730,186	2,057,435
2.125% 2/15/40		5,736,596	7,291,305
2.125% 2/15/41		15,561,821	19,909,036
2.375% 1/15/25		10,509,246	12,994,514
2.375% 1/15/27		9,333,136	11,681,736
2.50% 1/15/29		7,205,945	9,260,201
∞3.375% 4/15/32		330,928	488,791
∞3.625% 4/15/28		5,154,266	7,419,725
∞3.875% 4/15/29		8,678,578	13,074,139
U.S. Treasury Inflation Index Notes
0.125% 4/15/16		21,610,192	22,341,221
0.50% 4/15/15		12,108,012	12,606,523
0.625% 4/15/13		2,618,732	2,667,833
0.625% 7/15/21		898,643	938,520
1.125% 1/15/21		2,163,653	2,363,285
1.25% 4/15/14		629,837	660,295
1.375% 7/15/18		4,283,964	4,750,513
1.375% 1/15/20		1,690,076	1,882,718
1.625% 1/15/15		544,263	586,018
1.625% 1/15/18		329,990	369,460
1.875% 7/15/13		9,348,608	9,791,209
1.875% 7/15/15		10,430,993	11,463,495
1.875% 7/15/19		1,845,309	2,125,421
2.00% 4/15/12		2,890,257	2,917,578
2.00% 1/15/14		556,324	590,921
2.00% 7/15/14		458,206	493,251
2.125% 1/15/19		836,555	974,979
2.375% 1/15/17		3,609,574	4,152,985
2.50% 7/15/16		72,827	83,745
2.625% 7/15/17		212,562	250,607
3.00% 7/15/12		219,891	226,144
Total U.S. Treasury Obligations (Cost $163,459,977)			173,829,706

		Number of
		Shares
Short-Term Investments–13.09%
Money Market Mutual Funds–13.09%
BlackRock Liquidity Funds		24,636,169	24,636,169
Dreyfus Treasury Cash Management Fund		19,096,670	19,096,670
Total Short-Term Investments (Cost $43,732,839)			43,732,839

Total Value of Securities–99.96%
(Cost $324,401,990)			333,867,325
Receivables and Other Assets Net of Liabilities–0.04%			126,872
Net Assets Applicable to 30,391,004 Shares Outstanding–100.00%			$333,994,197

¡Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.
EUR–European Monetary Unit
USD–United States Dollar

∞Fully or partially pledged as collateral for futures contracts.
•Variable rate security. The rate shown is the rate as of September 30, 2011. Interest rates reset periodically.

Summary of Abbreviations:
DB–Deutsche Bank
GNMA–Government National Mortgage Association
MNB–Mellon National Bank
O.A.T–Obligations Assimilables du Trésor
RBS-Royal Bank of Scotland
S.F.–Single Family
yr–Year

1The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at September 30, 2011:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to Receive (Deliver)		In Exchange For		Settlement	Appreciation
Counterparty					Date	(Depreciation)
DB	EUR	(1,113,000)	USD	1,595,747	10/26/11	$105,069
MNB	EUR	187,820	USD	(251,604)	10/3/11	(6)
MNB	EUR	(13,205,500)	USD	17,961,443	10/26/11	274,874
RBS	EUR	(27,050,000)	USD	36,523,911	10/26/11	294,938
						$674,875

Futures Contracts

					Unrealized
	Contracts	Notional	Notional	Expiration	Appreciation
	to Buy (Sell)	Cost (Proceeds)	Value	Date	(Depreciation)
(295)	Euro Bobl	$(48,988,566)	$(48,263,577)	12/12/11	$724,989
(23)	Euro Bund	(4,317,985)	(4,205,366)	12/8/11	112,619
(62)	U.S. Long Bond	(8,416,476)	(8,842,750)	11/25/11	(426,274)
(250)	U.S. Treasury 2 yr Notes	(55,075,608)	(55,050,781)	11/25/11	24,827
64	U.S. Treasury 5 yr Notes	7,834,621	7,839,000	12/30/11	4,379
321	U.S. Treasury 10 yr Notes	41,795,034	41,760,094	12/20/11	(34,940)
(136)	U.S. Ultra Bond	(20,670,969)	(21,573,000)	12/20/11	(902,031)
		$(87,839,949)			$(496,431)

Swap Contract
Total Return Swap Contract

			Unrealized
Notional	Expiration		Appreciation
Value	Date	Description	(Depreciation)
$114,917,000	10/27/11	Agreement with Barclays to receive the notional amount multiplied by the BARCLAYS USD Inflation Linked Index (BCIT1T) Daily Index Levels and to pay the notional amount multiplied by the fixed rate of 0.3835%.	$(802,207)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP BlackRock Inflation Protected Bond Fund (Fund).

Security Valuation –Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for the open tax year December 31, 2010, and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$324,842,068
Aggregate unrealized appreciation	$10,935,698
Aggregate unrealized depreciation	(1,910,441)
Net unrealized appreciation	$9,025,257

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$-	$61,032,087	$-	$61,032,087
Common Stock
Corporate Debt		253,355		253,355
Foreign Debt		55,019,338		55,019,338
Investment Companies
Municipal Bond
U.S. Treasury Obligations		173,829,706		173,829,706
Short-Term Investments	43,732,839			43,732,839
Other
Total	$43,732,839	$290,134,486	$-	$333,867,325

Foreign Currency Exchange Contracts	$-	$674,875	$-	$674,875
Futures Contracts	$(496,431)	$-	$-	$(496,431)
Swap Contracts	$-	$-	$(802,207)	$(802,207)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Swap Contact
Balance as of 12/31/10	$(215,027)
Net change in unrealized
appreciation/depreciation	(587,180)
Balance as of 9/30/11	$(802,207)

Net change in unrealized
appreciation/depreciation
from investments
still held as of 9/30/11	$(587,180)

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts – The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts – The Fund may enter into total return swap contracts in the normal course of pursuing its investment objective. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms.

Total Return Swaps. Total Return Swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the Total Return Swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

Fair values of derivative instruments as of September 30, 2011 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Schedule of	Fair Value	Schedule of	Fair Value
	Investments		Investments
	Location		Location

Foreign currency exchange contracts (Forward currency contracts)	Receivables and other assets net of liabilities	$674,875	Receivables and other assets net of liabilities	$-
Interest rate contracts (Futures contracts)	Receivables and other assets net of liabilities	440,540	Receivables and other assets net of liabilities	(936,971)
Credit contracts (Swaps contracts)	Receivables and other assets net of liabilities	-	Receivables and other assets net of liabilities	(802,207)
Total		$1,115,415		$(1,739,178)

The effect of derivative instruments on the Statement of Operations for the period ended September 30, 2011 was as follows:

Change in Unrealized
	Location of Gain or Loss on Derivatives	Realized Gain or		Appreciation
	Recognized in Income	Loss on Derivatives		or Depreciation
		Recognized in Income		on Derivatives
Recognized in Income

Forward currency exchange contracts	Net realized loss on foreign
(Foreign currency exchange contracts)	currency exchange contracts and net change
in unrealized appreciation/depreciation
	of investments and foreign currencies	$(855,616	)*	$1,099,232

Interest rate contracts	Net realized gain on futures contracts
(Futures contracts)	and net change in unrealized
appreciation/depreciation of investments
	and foreign currencies	(615,175)		171,989

Credit contracts	Net realized gain on swap
(Swap contracts)	contracts and net change in unrealized
appreciation/depreciation of investments
	and foreign currencies	1,774,069		(587,180)
Total		$302,278		$684,041

*Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported with the Fund’s Statement of Operations.

4. Credit and Market Risk
The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144Aof the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of September 30, 2011, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP SSgA Conservative Index Allocation Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Affiliated Investment Companies – 86.10%
Equity Funds – 21.41%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA S&P 500 Index Fund	579,252	$4,654,288
LVIP SSgA Small-Cap Index Fund	66,575	986,304
		5,640,592
Fixed Income Fund – 51.54%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Bond Index Fund	1,169,134	13,577,157
		13,577,157
International Equity Fund – 13.15%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA International Index Fund	519,597	3,464,674
		3,464,674

Total Affiliated Investment Companies (Cost $23,399,042)		22,682,423
Unaffiliated Investment Companies – 13.68%
Fixed Income Fund – 10.17%
SPDR® Barclays Capital TIPS ETF	47,154	2,678,347
		2,678,347

International Equity Fund – 3.51%
SPDR® S&P Emerging Markets ETF	16,458	925,598
		925,598

Total Unaffiliated Investment Companies (Cost $3,739,191)		3,603,945

Short-Term Investment – 0.48%
Money Market Mutual Fund – 048%
Dreyfus Treasury & Agency Cash Management Fund	125,941	125,941
Total Short-Term Investment (Cost $125,941)		125,941
Total Value of Securities – 100.26%
(Cost $27,264,174)		26,412,309
Liabilities Net of Receivables and Other Assets – (0.26%)		(68,711)
Net Assets Applicable to 2,549,340 Shares Outstanding – 100.00%		$26,343,598

*Standard Class shares.

Summary of Abbreviations:
ETF – Exchange-Traded Fund
SPDR – Standard & Poor’s Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP SSgA Conservative Index Allocation Fund (Fund).

Security Valuation – Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used. The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax position taken on federal income tax returns for the open tax year ended December 31, 2010, and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$27,286,822
Aggregate unrealized appreciation	$435,395
Aggregate unrealized depreciation	(1,309,908)
Net unrealized depreciation	$(874,513)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$26,286,368
Short-Term Investment	125,941
Total	$26,412,309

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP SSgA Conservative Structured Allocation Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Affiliated Investment Companies – 89.63%
Equity Funds – 21.37%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Large Cap 100 Fund	1,017,157	$9,647,734
LVIP SSgA S&P 500 Index Fund	1,187,691	9,543,100
LVIP SSgA Small-Cap Index Fund	135,725	2,010,762
LVIP SSgA Small-Mid Cap 200 Fund	186,897	2,069,321
		23,270,917
Fixed Income Fund – 51.62%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Bond Index Fund	4,840,838	56,216,657
		56,216,657
International Equity Funds – 16.64%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Developed International 150 Fund	988,244	7,282,366
LVIP SSgA Emerging Markets 100 Fund	368,747	3,729,143
LVIP SSgA International Index Fund	1,066,384	7,110,646
		18,122,155

Total Affiliated Investment Companies (Cost $101,798,518)		97,609,729
Unaffiliated Investment Company – 10.19%
Fixed Income Fund – 10.19%
SPDR® Barclays Capital TIPS ETF	195,478	11,103,150
Total Unaffiliated Investment Company (Cost $10,681,945)		11,103,150

Short-Term Investment – 0.95%
Money Market Mutual Fund – 0.95%
Dreyfus Treasury & Agency Cash Management Fund	1,030,518	1,030,518
Total Short-Term Investment (Cost $1,030,518)		1,030,518
Total Value of Securities – 100.77%
(Cost $113,510,981)		109,743,397
Liabilities Net of Receivables and Other Assets – (0.77%)		(841,787)
Net Assets Applicable to 10,558,748 Shares Outstanding – 100.00%		$108,901,610

*Standard Class shares.

Summary of Abbreviations:
ETF – Exchange-Traded Fund
SPDR – Standard & Poor’s Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP SSgA Conservative Structured Allocation Fund (Fund).

Security Valuation – Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used. The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax position taken on federal income tax returns for the open tax year ended December 31, 2010, and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$113,670,321
Aggregate unrealized appreciation	$2,394,027
Aggregate unrealized depreciation	(6,320,951)
Net unrealized depreciation	$(3,926,924)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$108,712,879
Short-Term Investment	1,030,518
Total	$109,743,397

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP SSgA Moderately Aggressive Structured Allocation Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Affiliated Investment Companies – 93.64%
Equity Funds – 37.46%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Large Cap 100 Fund	2,832,772	$26,868,846
LVIP SSgA S&P 500 Index Fund	3,306,730	26,569,579
LVIP SSgA Small-Cap Index Fund	605,541	8,971,095
LVIP SSgA Small-Mid Cap 200 Fund	835,049	9,245,661
		71,655,181
Fixed Income Fund – 26.35%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Bond Index Fund	4,340,967	50,411,649
		50,411,649
International Equity Funds – 29.83%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Developed International 150 Fund	2,778,596	20,475,473
LVIP SSgA Emerging Markets 100 Fund	1,642,086	16,606,415
LVIP SSgA International Index Fund	2,996,708	19,982,052
		57,063,940
Total Affiliated Investment Companies (Cost $200,081,548)		179,130,770
Unaffiliated Investment Company – 5.20%
Fixed Income Fund – 5.20%
SPDR® Barclays Capital TIPS ETF	175,266	9,955,109
Total Unaffiliated Investment Company (Cost $9,559,266)		9,955,109

Short-Term Investment – 0.07%
Money Market Mutual Fund – 0.07%
Dreyfus Treasury & Agency Cash Management Fund	138,977	138,977
Total Short-Term Investment (Cost $138,977)		138,977
Total Value of Securities – 98.91%
(Cost $209,779,791)		189,224,856
Receivables and Other Assets Net of Liabilities – 1.09%		2,083,600
Net Assets Applicable to 19,011,306 Shares Outstanding – 100.00%		$191,308,456

*Standard Class shares.

Summary of Abbreviations:
ETF – Exchange-Traded Fund
SPDR – Standard & Poor’s Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP SSgA Moderately Aggressive Structured Allocation Fund (Fund).

Security Valuation – Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used. The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax position taken on federal income tax returns for the open tax year ended December 31, 2010, and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$210,343,895
Aggregate unrealized appreciation	$2,289,616
Aggregate unrealized depreciation	(23,408,655)
Net unrealized depreciation	$(21,119,039)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$189,085,879
Short-Term Investment	138,977
Total	$189,224,856
There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP SSgA Moderately Aggressive Index Allocation Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Affiliated Investment Companies – 84.56%
Equity Funds – 37.23%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA S&P 500 Index Fund	1,914,054	$15,379,428
LVIP SSgA Small-Cap Index Fund	351,019	5,200,346
		20,579,774
Fixed Income Fund – 26.37%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Bond Index Fund	1,254,850	14,572,573
		14,572,573
International Equity Fund – 20.96%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA International Index Fund	1,737,207	11,583,695
		11,583,695
Total Affiliated Investment Companies (Cost $51,203,465)		46,736,042
Unaffiliated Investment Companies – 14.09%
Fixed Income Fund – 5.21%
SPDR® Barclays Capital TIPS ETF	50,673	2,878,226
		2,878,226

International Equity Fund – 8.88%
SPDR® S&P Emerging Markets ETF	87,300	4,909,752
	4,909,752
Total Unaffiliated Investment Companies (Cost $8,956,373)		7,787,978

Short-Term Investment – 0.49%
Money Market Mutual Fund – 0.49%
Dreyfus Treasury & Agency Cash Management Fund	272,459	272,459
Total Short-Term Investment (Cost $272,459)		272,459
Total Value of Securities – 99.14%
(Cost $60,432,297)		54,796,479
Receivables and Other Assets Net of Liabilities – 0.86%		472,556
Net Assets Applicable to 5,573,160 Shares Outstanding – 100.00%		$55,269,035

*Standard Class shares.

Summary of Abbreviations:
ETF – Exchange-Traded Fund
SPDR – Standard & Poor’s Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP SSgA Moderately Aggressive Index Allocation Fund (Fund).

Security Valuation – Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used. The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax position taken on federal income tax returns for the open tax year ended December 31, 2010, and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$60,473,339
Aggregate unrealized appreciation	$651,043
Aggregate unrealized depreciation	(6,327,903)
Net unrealized depreciation	$(5,676,860)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$54,524,020
Short-Term Investment	272,459
Total	$54,796,479

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP SSgA Moderate Index Allocation Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Affiliated Investment Companies – 82.58%
Equity Funds – 32.75%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA S&P 500 Index Fund	1,679,855	$13,497,634
LVIP SSgA Small-Cap Index Fund	265,394	3,931,811
		17,429,445
Fixed Income Fund – 31.09%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Bond Index Fund	1,424,600	16,543,881
		16,543,881
International Equity Fund – 18.74%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA International Index Fund	1,495,130	9,969,526
		9,969,526
Total Affiliated Investment Companies (Cost $47,393,674)		43,942,852
Unaffiliated Investment Companies – 15.49%
Fixed Income Fund – 10.24%
SPDR® Barclays Capital TIPS ETF	95,883	5,446,155
		5,446,155

International Equity Fund – 5.25%
SPDR® S&P Emerging Markets ETF	49,680	2,794,003
		2,794,003

Total Unaffiliated Investment Companies (Cost $8,733,616)		8,240,158
Short-Term Investment – 0.35%
Money Market Mutual Fund – 0.35%
Dreyfus Treasury & Agency Cash Management Fund	185,247	185,247
Total Short-Term Investment (Cost $185,247)		185,247
Total Value of Securities – 98.42%
(Cost $56,312,537)		52,368,257
Receivables and Other Assets Net of Liabilities – 1.58%		843,727
Net Assets Applicable to 5,277,163 Shares Outstanding – 100.00%		$53,211,984

*Standard Class shares.

Summary of Abbreviations:
ETF – Exchange-Traded Fund
SPDR – Standard & Poor’s Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP SSgA Moderate Index Allocation Fund (Fund).

Security Valuation – Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used. The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax position taken on federal income tax returns for the open tax year ended December 31, 2010, and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$56,506,957
Aggregate unrealized appreciation	$794,058
Aggregate unrealized depreciation	(4,932,758)
Net unrealized depreciation	$(4,138,700)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$52,183,010
Short-Term Investment	185,247
Total	$52,368,257

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP SSgA Moderate Structured Allocation Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Affiliated Investment Companies – 89.31%
Equity Funds – 33.45%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Large Cap 100 Fund	3,615,411	$34,292,176
LVIP SSgA S&P 500 Index Fund	4,221,055	33,916,175
LVIP SSgA Small-Cap Index Fund	666,435	9,873,239
LVIP SSgA Small-Mid Cap 200 Fund	918,781	10,172,739
		88,254,329
Fixed Income Fund – 31.49%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Bond Index Fund	7,156,187	83,104,799
		83,104,799
International Equity Funds – 24.37%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Developed International 150 Fund	3,474,938	25,606,820
LVIP SSgA Emerging Markets 100 Fund	1,355,760	13,710,802
LVIP SSgA International Index Fund	3,749,049	24,998,659
		64,316,281
Total Affiliated Investment Companies (Cost $257,919,451)		235,675,409
Unaffiliated Investment Company – 10.37%
Fixed Income Fund – 10.37%
SPDR® Barclays Capital TIPS ETF	481,569	27,353,119
Total Unaffiliated Investment Company (Cost $26,254,088)		27,353,119
Short-Term Investment – 0.24%
Money Market Mutual Fund – 0.24%
Dreyfus Treasury & Agency Cash Management Fund	632,317	632,317
Total Short-Term Investment (Cost $632,317)		632,317
Total Value of Securities – 99.92%
(Cost $284,805,856)		263,660,845
Receivables and Other Assets Net of Liabilities – 0.08%		217,605
Net Assets Applicable to 26,249,017 Shares Outstanding – 100.00%		$263,878,450

*Standard Class shares.

Summary of Abbreviations:
ETF – Exchange-Traded Fund
SPDR – Standard & Poor’s Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP SSgA Moderate Structured Allocation Fund (Fund).

Security Valuation – Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used. The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on the federal income tax return for the open tax year ended December 31, 2010, and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$284,834,297
Aggregate unrealized appreciation	$4,185,534
Aggregate unrealized depreciation	(25,358,986)
Net unrealized depreciation	$(21,173,452)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$263,028,528
Short-Term Investment	632,317
Total	$263,660,845

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Delaware Bond Fund

September 30, 2011

		Principal	Value
		Amount¡	(U.S. $)
Agency Collateralized Mortgage Obligations – 2.45%
Fannie Mae Grantor Trust Series 2001-T8 A2 9.50% 7/25/41		380,801	$453,877
Fannie Mae REMICs
Series 2002-83 GH 5.00% 12/25/17		6,890,000	7,475,075
Series 2003-38 MP 5.50% 5/25/23		6,829,277	7,453,740
Series 2003-122 AJ 4.50% 2/25/28		432,945	444,645
Series 2005-110 MB 5.50% 9/25/35		1,419,398	1,577,565
Fannie Mae Whole Loan Series 2004-W9 2A1 6.50% 2/25/44		792,927	885,558
Freddie Mac REMICs
Series 2512 PG 5.50% 10/15/22		180,000	197,099
Series 2557 WE 5.00% 1/15/18		4,250,000	4,669,215
Series 2622 PE 4.50% 5/15/18		30,000	32,277
Series 2662 MA 4.50% 10/15/31		290,724	296,333
Series 2694 QG 4.50% 1/15/29		2,080,755	2,116,257
Series 2717 MH 4.50% 12/15/18		1,875,000	2,032,253
Series 2762 LG 5.00% 9/15/32		30,000	32,217
Series 2872 GC 5.00% 11/15/29		3,005,000	3,072,387
Series 2890 PC 5.00% 7/15/30		3,780,000	3,870,768
Series 3022 MB 5.00% 12/15/28		2,649,556	2,685,564
Series 3131 MC 5.50% 4/15/33		2,725,000	2,940,107
Series 3173 PE 6.00% 4/15/35		7,180,000	7,975,915
Series 3337 PB 5.50% 7/15/30		1,888,005	1,903,225
Series 3416 GK 4.00% 7/15/22		1,230,740	1,283,554
Series 3455 MB 4.50% 6/15/23		10,000,000	10,976,925
Series 3656 PM 5.00% 4/15/40		6,235,000	7,102,090
•Series 3800 AF 0.729% 2/15/41		1,835,625	1,837,268
◆Freddie Mac Structured Pass Through Securities
Series T-58 2A 6.50% 9/25/43		714,653	827,539
•Series T-60 1A4C 5.245% 3/25/44		1,203,041	1,242,794
GNMA Series 2010-113 KE 4.50% 9/20/40		6,495,000	7,219,322
Total Agency Collateralized Mortgage Obligations (Cost $75,590,716)			80,603,569
Agency Mortgage-Backed Securities – 17.71%
Fannie Mae 6.50% 8/1/17		375,477	411,165
•Fannie Mae ARM
2.531% 4/1/36		878,591	925,325
5.138% 11/1/35		1,332,314	1,414,633
Fannie Mae Relocation 15 yr 4.00% 9/1/20		1,399,265	1,443,433
Fannie Mae Relocation 30 yr
4.00% 3/1/35		2,032,812	2,107,328
5.00% 1/1/34		411,587	438,974
5.00% 10/1/35		1,017,133	1,084,815
5.00% 2/1/36		1,809,114	1,929,495
Fannie Mae S.F. 15 yr
4.00% 7/1/25		2,308,531	2,437,888
4.00% 8/1/25		3,135,091	3,310,764
4.00% 11/1/25		3,408,764	3,627,469
4.00% 3/1/26		9,851,634	10,483,709
4.50% 3/1/24		388,209	413,419
∞4.50% 9/1/24		6,797,065	7,238,471
5.00% 9/1/25		6,068,980	6,528,536
5.50% 12/1/22		533,552	578,675
5.50% 2/1/23		1,398,198	1,516,446
6.00% 8/1/21		3,737,713	4,069,093
Fannie Mae S.F. 15 yr TBA
3.50% 10/1/26		92,935,000	97,029,948
4.00% 10/1/26		17,900,000	18,862,125
5.00% 10/1/26		7,000,000	7,522,813
Fannie Mae S.F. 30 yr
4.50% 6/1/38		41,075	43,657
4.50% 3/1/39		2,370,059	2,519,051
4.50% 4/1/39		332,202	352,878
5.00% 12/1/36		2,722,920	2,939,846
5.00% 12/1/37		1,087,468	1,171,894
5.00% 2/1/38		860,223	926,335
5.00% 11/1/38		1,429,482	1,539,344
5.00% 7/1/40		4,596,000	4,952,094
6.00% 9/7/36		395,862	435,968
6.50% 3/1/36		286,513	320,134
6.50% 6/1/36		1,698,321	1,898,316
6.50% 10/1/36		1,158,438	1,289,547
6.50% 8/1/37		481,272	534,789
6.50% 12/1/37		2,112,963	2,371,031
7.00% 12/1/37		658,924	756,746
7.50% 4/1/32		18,912	22,177
7.50% 11/1/34		10,985	13,050
Fannie Mae S.F. 30 yr TBA
3.50% 10/1/41		7,000,000	7,191,407
3.50% 12/1/41		30,315,000	30,954,459
4.00% 10/1/41		52,510,000	55,037,043
5.50% 10/1/41		112,625,000	122,215,716
6.00% 10/1/41		146,715,000	160,928,015
•Freddie Mac ARM 2.851% 4/1/34		132,522	139,716
Freddie Mac Relocation 30 yr 5.00% 9/1/33		771,142	821,997
Freddie Mac S.F. 15 yr
4.00% 2/1/14		263,779	273,582
4.50% 7/1/24		2,476,254	2,630,833
5.00% 6/1/18		910,532	975,931
5.00% 1/1/24		3,151,186	3,385,861
5.50% 8/1/23		1,757,283	1,901,085
GNMA I S.F. 30 yr 7.00% 12/15/34		1,772,658	2,024,040
Total Agency Mortgage-Backed Securities (Cost $580,455,803)			583,941,066
Commercial Mortgage-Backed Securities – 5.79%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37		4,315,000	4,608,351
BAML Commercial Mortgage
Series 2004-2 A3 4.05% 11/10/38		665,950	671,109
•Series 2004-3 A5 5.544% 6/10/39		3,849,806	4,144,832
•Series 2005-1 A5 5.163% 11/10/42		5,440,000	5,902,694
•Series 2005-6 A4 5.194% 9/10/47		2,815,000	3,095,895
Series 2006-4 A4 5.634% 7/10/46		7,337,000	7,938,773
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40		2,990,000	3,233,760
•Series 2005-T20 A4A 5.147% 10/12/42		1,720,000	1,889,786
•Series 2006-PW12 A4 5.720% 9/11/38		1,640,000	1,800,551
Series 2007-PW15 A4 5.331% 2/11/44		5,730,000	5,911,057
#CFCRE Commercial Mortgage Trust Series 2011-C1 A2 144A 3.759% 4/15/44		1,780,000	1,806,129
◆Commercial Mortgage Pass Through Certificates
•Series 2005-C6 A5A 5.116% 6/10/44		15,525,000	16,810,361
Series 2006-C7 A2 5.69% 6/10/46		291,520	291,327
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.420% 2/15/39		1,020,843	1,065,535
•#DBUBS Mortgage Trust Series 2011-LC1A C 144A 5.557% 11/10/46		3,305,000	2,920,225
First Union National Bank Commercial Mortgage Series 2000-C2 H 6.75% 10/15/32		40,000	21,888
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A5 5.279% 8/10/38		1,300,000	1,352,796
•Series 2004-GG2 A6 5.396% 8/10/38		4,225,000	4,490,774
Series 2005-GG4 A4 4.761% 7/10/39		11,070,000	11,665,732
Series 2005-GG4 A4A 4.751% 7/10/39		17,962,650	19,063,024
•Series 2006-GG6 A4 5.553% 4/10/38		4,985,000	5,291,433
#Series 2010-C1 A2 144A 4.592% 9/1/40		3,800,000	3,938,035
•#Series 2010-C1 C 144A 5.635% 8/10/43		5,635,000	4,984,270
•Greenwich Capital Commercial Funding Series 2005-GG5 A5 5.224% 4/1/37		6,400,000	6,794,342
•JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP3 A4A 4.936% 8/15/42		2,650,000	2,860,837
Series 2005-LDP4 A4 4.918% 10/1/42		3,820,000	4,104,976
Series 2005-LDP5 A4 5.205% 12/15/44		2,510,000	2,750,275
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31		5,350,000	5,599,096
Series 2004-C2 A4 4.367% 3/15/36		1,458,000	1,529,954
#Merrill Lynch Mortgage Trust Series 2002-MW1 J 144A 5.695% 7/12/34		749,500	514,356
Morgan Stanley Capital I
•Series 2004-T15 A4 5.27% 6/13/41		280,000	300,168
Series 2005-IQ9 A5 4.70% 7/15/56		5,000,000	5,258,245
•Series 2006-T21 A4 5.162% 10/12/52		5,980,000	6,464,189
•Series 2007-T27 A4 5.641% 6/13/42		17,275,000	19,298,247
•#Morgan Stanley Dean Witter Capital I Series 2001-TOP1 E 144A 7.44% 2/15/33		595,000	592,318
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20		2,220,000	2,326,534
#OBP Depositor Trust Series 2010-OBP A 144A 4.646% 7/15/45		3,015,000	3,201,559
•#Sovereign Commercial Mortgage Securities Trust Series 2007-C1 A2 144A 5.951% 7/22/30		3,467,590	3,567,300
#Timberstar Trust Series 2006-1A A 144A 5.668% 10/15/36		7,015,000	7,837,961
#WF-RBS Commercial Mortgage Trust Series 2011-C3 A4 144A 4.375% 3/15/44		5,065,000	5,117,164
Total Commercial Mortgage-Backed Securities (Cost $169,897,228)			191,015,858
Corporate Bonds – 36.07%
Aerospace & Defense – 0.21%
#Meccanica Holdings USA 144A 6.25% 7/15/19		7,110,000	6,945,702
			6,945,702
Beverages – 0.40%
Coca-Cola Enterprises
3.50% 9/15/20		3,925,000	4,039,649
4.50% 9/1/21		2,705,000	2,995,863
#Pernod-Ricard 144A 5.75% 4/7/21		5,585,000	6,149,382
			13,184,894
Biotechnology – 0.68%
Amgen
3.45% 10/1/20		10,470,000	10,811,228
4.10% 6/15/21		1,230,000	1,326,612
Celgene
2.45% 10/15/15		1,845,000	1,864,601
3.95% 10/15/20		8,475,000	8,601,769
			22,604,210
Capital Markets – 0.67%
•Bear Stearns 5.248% 12/7/12	AUD	1,010,000	966,005
Goldman Sachs Group
5.25% 7/27/21		2,410,000	2,382,005
5.375% 3/15/20		1,905,000	1,894,984
Jefferies Group
6.25% 1/15/36		4,190,000	3,812,142
6.45% 6/8/27		6,682,000	6,442,257
Lazard Group 6.85% 6/15/17		6,042,000	6,660,736
			22,158,129
Chemicals – 0.74%
Dow Chemical
4.25% 11/15/20		10,223,000	10,316,530
8.55% 5/15/19		11,116,000	14,260,072
			24,576,602
Commercial Banks – 5.67%
Abbey National Treasury Services 4.00% 4/27/16		3,715,000	3,432,965
AgriBank 9.125% 7/15/19		5,115,000	6,790,475
#Bank of Montreal 144A 2.625% 1/25/16		5,700,000	5,958,028
BB&T 5.25% 11/1/19		17,849,000	19,486,628
•BB&T Capital Trust IV 6.82% 6/12/57		1,770,000	1,767,788
•Branch Banking & Trust 0.658% 9/13/16		8,740,000	8,081,869
#Canadian Imperial Bank of Commerce 144A 2.75% 1/27/16		5,700,000	5,976,080
City National 5.25% 9/15/20		4,185,000	4,145,753
@#CoBank ACB 144A 7.875% 4/16/18		3,425,000	4,125,851
#Export-Import Bank of Korea 144A 5.25% 2/10/14		4,795,000	5,077,838
Fifth Third Bancorp 3.625% 1/25/16		9,490,000	9,657,204
•Fifth Third Capital Trust IV 6.50% 4/15/37		2,840,000	2,712,484
#HSBC Bank 144A 3.10% 5/24/16		6,410,000	6,379,488
KeyBank 6.95% 2/1/28		7,115,000	8,364,679
KeyCorp 5.10% 3/24/21		8,780,000	8,876,466
Korea Development Bank 8.00% 1/23/14		5,150,000	5,723,875
•National City Bank 0.703% 6/7/17		4,640,000	4,255,562
PNC Bank 6.875% 4/1/18		9,000,000	10,436,400
PNC Funding
5.125% 2/8/20		2,000,000	2,217,540
5.25% 11/15/15		4,665,000	5,011,320
•#Rabobank 144A 11.00% 12/29/49		2,005,000	2,417,619
•SunTrust Bank 0.598% 8/24/15		3,140,000	2,868,792
•SunTrust Capital VIII 6.10% 12/15/36		6,570,000	6,525,028
SVB Financial Group 5.375% 9/15/20		960,000	999,518
US Bancorp 4.125% 5/24/21		3,000,000	3,240,600
US Bank 4.95% 10/30/14		1,205,000	1,312,445
•USB Capital IX 3.50% 4/15/49		20,613,000	14,558,137
Wachovia
•0.619% 10/15/16		2,865,000	2,634,519
5.60% 3/15/16		11,120,000	12,148,344
Wells Fargo
4.60% 4/1/21		2,615,000	2,800,589
4.75% 2/9/15		2,980,000	3,107,672
•Wells Fargo Capital XIII 7.70% 12/29/49		4,270,000	4,291,350
Zions Bancorp 7.75% 9/23/14		1,400,000	1,476,884
			186,859,790
Commercial Services & Supplies – 0.82%
#Brambles USA 144A
3.95% 4/1/15		3,315,000	3,468,292
5.35% 4/1/20		5,745,000	6,275,229
International Lease Finance
6.25% 5/15/19		3,145,000	2,737,575
6.625% 11/15/13		3,212,000	3,131,700
8.75% 3/15/17		2,975,000	2,997,313
Republic Services
4.75% 5/15/23		2,490,000	2,709,578
5.70% 5/15/41		415,000	471,891
Waste Management 2.60% 9/1/16		5,185,000	5,203,241
			26,994,819
Computers & Peripherals – 0.41%
Hewlett-Packard
4.30% 6/1/21		3,640,000	3,682,035
4.375% 9/15/21		5,970,000	6,076,994
#Seagate Technology International 144A 10.00% 5/1/14		3,218,000	3,620,250
			13,379,279
Construction Materials – 0.08%
•#Cemex SAB 144A 5.369% 9/30/15		4,240,000	2,586,400
			2,586,400
Consumer Finance – 0.06%
Capital One Financial 4.75% 7/15/21		1,935,000	1,941,945
			1,941,945
Diversified Consumer Services – 0.32%
Yale University 2.90% 10/15/14		10,045,000	10,663,903
			10,663,903
Diversified Financial Services – 2.59%
#ABB Treasury Center 144A 4.00% 6/15/21		2,080,000	2,096,062
#CDP Financial 144A
4.40% 11/25/19		6,515,000	7,118,432
5.60% 11/25/39		4,995,000	6,214,649
Ford Motor Credit 5.00% 5/15/18		4,825,000	4,672,607
#FUEL Trust 144A 3.984% 6/15/16		2,690,000	2,636,590
General Electric Capital
4.375% 9/16/20		325,000	331,313
5.30% 2/11/21		7,165,000	7,446,663
6.00% 8/7/19		20,526,000	23,141,608
#Hyundai Capital Services 144A 4.375% 7/27/16		7,900,000	8,002,882
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65		1,600,000	1,192,000
JPMorgan Chase
4.35% 8/15/21		1,310,000	1,326,401
•4.95% 6/21/12	AUD	2,600,000	2,497,280
6.00% 10/1/17		10,375,000	10,920,984
JPMorgan Chase Capital XXV 6.80% 10/1/37		7,654,000	7,705,190
			85,302,661
Diversified Telecommunication Services – 1.25%
AT&T Inc 3.875% 8/15/21		4,710,000	4,854,894
#Brasil Telecom 144A	BRL	6,145,000	2,987,606
Centurylink 6.45% 6/15/21		4,555,000	4,228,120
France Telecom 4.125% 9/14/21		2,720,000	2,709,406
Qwest
6.75% 12/1/21		2,040,000	1,999,200
8.375% 5/1/16		10,645,000	11,736,113
Telecom Italia Capital 5.25% 10/1/15		785,000	749,065
Telefonica Emisiones
5.462% 2/16/21		2,340,000	2,226,009
6.421% 6/20/16		9,545,000	9,795,785
			41,286,198
Electric Utilities – 2.04%
#American Transmission Systems 144A 5.25% 1/15/22		5,065,000	5,459,690
Commonwealth Edison
3.40% 9/1/21		4,455,000	4,472,464
4.00% 8/1/20		1,240,000	1,310,498
5.80% 3/15/18		775,000	903,605
Duke Energy Carolinas 3.90% 6/15/21		690,000	738,688
#Enel Finance International 144A
6.00% 10/7/39		1,145,000	968,165
6.25% 9/15/17		2,250,000	2,275,103
Florida Power
3.10% 8/15/21		3,120,000	3,132,340
5.65% 6/15/18		1,145,000	1,365,781
Great Plains Energy 4.85% 6/1/21		6,050,000	6,382,241
#Ipalco Enterprises 144A 5.00% 5/1/18		2,245,000	2,059,788
Jersey Central Power & Light 5.625% 5/1/16		2,415,000	2,758,971
LG&E and KU Energy
3.75% 11/15/20		2,325,000	2,254,446
#144A 4.375% 10/1/21		3,430,000	3,436,027
Pennsylvania Electric 5.20% 4/1/20		5,895,000	6,601,120
PPL Electric Utilities 3.00% 9/15/21		2,730,000	2,729,206
Progress Energy Carolinas 3.00% 9/15/21		2,435,000	2,457,351
Public Service Electric & Gas 3.50% 8/15/20		3,225,000	3,336,095
Public Service Company of Oklahoma 5.15% 12/1/19		5,440,000	6,050,183
Southern California Edison 5.50% 8/15/18		6,470,000	7,730,284
•Wisconsin Electric Power 2.95% 9/15/21		770,000	769,792
			67,191,838
Energy Equipment & Services – 1.04%
Pride International 6.875% 8/15/20		14,385,000	16,626,802
#Schlumberger Investment 144A 3.30% 9/14/21		6,285,000	6,304,521
Transocean 6.50% 11/15/20		5,400,000	5,902,702
Weatherford International Bermuda 9.625% 3/1/19		4,270,000	5,524,611
			34,358,636
Food & Staples Retailing – 0.23%
CVS Caremark 5.75% 5/15/41		6,700,000	7,533,520
			7,533,520
Gas Utilities – 0.16%
CenterPoint Energy 5.95% 2/1/17		4,580,000	5,198,108
			5,198,108
Health Care Equipment & Supplies – 1.13%
CareFusion 6.375% 8/1/19		12,070,000	14,459,703
Covidien International Finance 4.20% 6/15/20		8,410,000	9,141,426
Dentsply International 4.125% 8/15/21		4,505,000	4,720,780
Zimmer Holdings 4.625% 11/30/19		8,220,000	9,096,071
			37,417,980
Health Care Providers & Services – 1.21%
Coventry Health Care 5.45% 6/15/21		7,180,000	7,767,446
Express Scripts 3.125% 5/15/16		2,800,000	2,830,206
#Highmark 144A
4.75% 5/15/21		4,140,000	4,218,855
6.125% 5/15/41		845,000	918,423
Medco Health Solutions
4.125% 9/15/20		1,900,000	1,891,807
7.125% 3/15/18		6,905,000	8,380,813
Quest Diagnostics
4.70% 4/1/21		12,155,000	13,066,771
4.75% 1/30/20		780,000	835,091
			39,909,412
Hotels, Restaurants & Leisure – 0.33%
Wyndham Worldwide
5.625% 3/1/21		2,880,000	2,894,864
5.75% 2/1/18		3,045,000	3,113,768
Yum Brands 3.75% 11/1/21		4,715,000	4,740,640
			10,749,272
Insurance – 2.00%
American International Group
4.875% 9/15/16		535,000	513,457
8.25% 8/15/18		10,675,000	11,864,046
•Chubb 6.375% 3/29/67		11,905,000	11,592,494
•ING Groep 5.775% 12/29/49		2,430,000	1,792,125
MetLife
6.40% 12/15/36		50,000	44,569
6.817% 8/15/18		10,752,000	12,628,407
#Metlife Capital Trust IV 144A 7.875% 12/15/37		400,000	396,000
#MetLife Capital Trust X 144A 9.25% 4/8/38		7,015,000	7,926,950
Prudential Financial
3.875% 1/14/15		1,660,000	1,697,994
4.50% 11/15/20		2,100,000	2,090,134
6.00% 12/1/17		3,040,000	3,226,726
=‡@◆#Twin Reefs Pass Through Trust 144A 4.058% 12/31/49		2,600,000	0
•#ZFS Finance USA Trust II 144A 6.45% 12/15/65		12,301,000	10,947,890
•#ZFS Finance USA Trust IV 144A 5.875% 5/9/32		1,405,000	1,398,242
			66,119,034
IT Services – 0.05%
Western Union 3.65% 8/22/18		1,630,000	1,647,477
			1,647,477
Life Sciences Tools & Services – 0.23%
Bio-Rad Laboratories 4.875% 12/15/20		2,615,000	2,719,600
Thermo Fisher Scientific 3.60% 8/15/21		4,580,000	4,764,070
			7,483,670
Media – 1.09%
DIRECTV Holdings 5.00% 3/1/21		7,580,000	8,032,981
Historic TW 6.875% 6/15/18		5,690,000	6,721,495
Time Warner Cable
4.00% 9/1/21		3,860,000	3,782,630
8.25% 4/1/19		6,040,000	7,574,456
#Vivendi 144A 6.625% 4/4/18		8,623,000	9,799,703
			35,911,265
Metals & Mining – 1.62%
Alcoa 6.75% 7/15/18		9,545,000	10,237,633
ArcelorMittal 9.85% 6/1/19		17,311,000	19,641,528
Barrick North America Finance 4.40% 5/30/21		5,845,000	6,005,428
#Kinross Gold 144A 5.125% 9/1/21		4,195,000	4,169,599
Rio Tinto Finance USA 3.75% 9/20/21		6,260,000	6,248,043
Teck Resources
6.25% 7/15/41		3,265,000	3,435,789
9.75% 5/15/14		3,013,000	3,573,237
			53,311,257
Multiline Retail – 0.48%
Macy's Retail Holdings 5.90% 12/1/16		4,034,000	4,432,366
#Woolworths 144A
3.15% 4/12/16		4,750,000	4,927,949
4.55% 4/12/21		6,030,000	6,537,792
			15,898,107
Multi-Utilities – 1.41%
Ameren Illinois 9.75% 11/15/18		12,780,000	17,238,189
CMS Energy
4.25% 9/30/15		2,715,000	2,684,806
6.25% 2/1/20		2,950,000	3,055,622
Puget Energy 6.00% 9/1/21		1,880,000	1,868,120
•Puget Sound Energy 6.974% 6/1/67		7,185,000	7,221,270
Sempra Energy 6.15% 6/15/18		5,293,000	6,243,342
Wisconsin Energy 6.25% 5/15/67		8,135,000	8,134,333
			46,445,682
Office Electronics – 0.09%
Xerox 4.50% 5/15/21		3,110,000	3,116,372
			3,116,372
Oil, Gas & Consumable Fuels – 3.91%
#CNOOC Finance 144A 4.25% 1/26/21		8,470,000	8,525,944
Ecopetrol 7.625% 7/23/19		1,250,000	1,468,750
El Paso Pipeline Partners Operating 6.50% 4/1/20		3,320,000	3,671,136
•Enbridge Energy Partners 8.05% 10/1/37		6,075,000	6,279,940
Energy Transfer Partners 9.70% 3/15/19		8,715,000	10,803,612
#ENI 144A 4.15% 10/1/20		6,200,000	6,244,900
Enterprise Products Operating
•7.034% 1/15/68		8,097,000	8,218,649
9.75% 1/31/14		3,790,000	4,437,237
Kinder Morgan Energy Partners 9.00% 2/1/19		6,578,000	8,414,538
Noble Energy 8.25% 3/1/19		11,315,000	14,877,947
Noble Holding International 4.625% 3/1/21		5,755,000	6,051,509
Petrobras International Finance
5.375% 1/27/21		12,820,000	13,089,221
5.75% 1/20/20		1,090,000	1,142,320
5.875% 3/1/18		430,000	452,089
Plains All American Pipeline 8.75% 5/1/19		5,751,000	7,349,974
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16		2,110,176	2,281,733
•TransCanada Pipelines 6.35% 5/15/67		10,315,000	10,282,662
Williams
7.75% 6/15/31		1,710,000	2,058,433
8.75% 3/15/32		1,805,000	2,365,853
#Woodside Finance 144A
8.125% 3/1/14		6,281,000	7,109,627
8.75% 3/1/19		2,884,000	3,710,944
			128,837,018
Paper & Forest Products – 0.63%
Georgia-Pacific
8.00% 1/15/24		6,715,000	7,899,385
#144A 5.40% 11/1/20		3,980,000	4,056,137
International Paper 9.375% 5/15/19		4,985,000	6,101,989
#Votorantim Cimentos 144A 7.25% 4/5/41		3,025,000	2,858,625
			20,916,136
Pharmaceuticals – 0.19%
Hospira 6.40% 5/15/15		5,510,000	6,242,720
			6,242,720
Real Estate Investment Trusts – 1.28%
Brandywine Operating Partnership 4.95% 4/15/18		4,240,000	4,101,734
Developers Diversified Realty
4.75% 4/15/18		2,960,000	2,703,649
7.50% 4/1/17		1,020,000	1,077,838
7.875% 9/1/20		5,695,000	6,042,606
Digital Realty Trust
5.25% 3/15/21		7,640,000	7,576,412
5.875% 2/1/20		2,895,000	3,050,792
Health Care REIT 5.25% 1/15/22		5,960,000	5,662,721
#Host Hotels & Resorts 144A 5.875% 6/15/19		2,255,000	2,164,800
Regency Centers
4.80% 4/15/21		1,740,000	1,806,990
5.875% 6/15/17		2,261,000	2,448,147
#WEA Finance 144A 4.625% 5/10/21		5,810,000	5,558,537
			42,194,226
Road & Rail – 0.75%
Burlington Northern Santa Fe
3.45% 9/15/21		$985,000	1,005,120
5.65% 5/1/17		1,015,000	1,175,003
CSX
4.25% 6/1/21		3,080,000	3,272,167
5.50% 4/15/41		3,305,000	3,797,442
#ERAC USA Finance 144A 5.25% 10/1/20		9,410,000	10,325,771
Ryder System 3.50% 6/1/17		4,905,000	5,090,331
			24,665,834
Semiconductors & Semiconductor Equipment – 0.28%
National Semiconductor 6.60% 6/15/17		7,810,000	9,328,592
			9,328,592
Software – 0.11%
Symantec 4.20% 9/15/20		3,685,000	3,603,451
			3,603,451
Wireless Telecommunication Services – 1.91%
America Movil 5.00% 3/30/20		11,635,000	12,402,910
#Crown Castle Towers 144A 4.883% 8/15/20		29,640,000	30,904,650
#VimpelCom Holdings 144A
•4.365% 6/29/14		2,340,000	2,296,761
7.504% 3/1/22		2,280,000	1,841,100
Virgin Media Secured Finance 6.50% 1/15/18		14,580,000	15,564,150
			63,009,571
Total Corporate Bonds (Cost $1,107,098,114)			1,189,573,710
Municipal Bonds – 3.57%
Los Angeles, California Department of Water & Power Revenue Taxable Build America Bonds
6.574% 7/1/45		15,035,000	19,530,465
Massachusetts State Transportation Fund Revenue Taxable Build America Bonds
Recovery Zone Economic Development Bonds 5.731% 6/1/40		5,890,000	7,542,027
New Jersey State Turnpike Authority Revenue Taxable Build America Bonds Series A
7.102% 1/1/41		12,240,000	16,397,806
New York Metropolitan Transportation Authority Revenue Taxable Build America Bonds
Series E 6.814% 11/15/40		3,355,000	4,217,336
New York, New York Taxable Build America Bonds Series F-1 6.271% 12/1/37		15,875,000	19,882,485
New York Sales Tax Asset Receivables Taxable Series B 4.66% 10/15/14 (NATL-RE) (FGIC)		400,000	436,904
New York Triborough Bridge & Tunnel Authority Revenue Taxable Build America Bonds
Series A2 5.45% 11/15/32		15,555,000	17,418,178
Oregon State Taxable Pension 5.892% 6/1/27		2,915,000	3,426,466
San Francisco Bay Area California Toll Authority Bridge Revenue Taxable Build America Bonds
Series S3 6.907% 10/1/50		10,020,000	13,025,699
Texas State Tax & Revenue Anticipation Notes Series A 2.50% 8/30/12		5,000,000	5,102,400
University of Missouri Systems Facilities Revenue Board of Curators Taxable Build America Bonds
5.792% 11/1/41		8,385,000	10,697,080
Total Municipal Bonds (Cost $94,219,245)			117,676,846
Non-Agency Asset-Backed Securities – 3.35%
•Ally Master Owner Trust Series 2011-1 A1 1.10% 1/15/16		4,215,000	4,216,915
•American Express Credit Account Master Trust Series 2010-1 B 0.829% 11/16/15		1,915,000	1,914,990
#Avis Budget Rental Car Funding AESOP Series 2011-2A A 144A 2.37% 11/20/14		5,000,000	5,098,876
#Cabela's Master Credit Card Trust Series 2010-2A A1 144A 2.29% 9/17/18		4,650,000	4,794,973
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20		15,360,000	18,180,504
#CIT Equipment Collateral 144A
Series 2009-VT1 A3 3.07% 8/15/16		455,795	456,979
Series 2010-VT1A A3 2.41% 5/15/13		1,654,996	1,660,810
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39		3,865,000	5,256,817
•#Citibank Omni Master Trust Series 2009-A8 A8 144A 2.329% 5/16/16		1,530,000	1,543,022
Citicorp Residential Mortgage Securities
Series 2006-3 A4 5.703% 11/25/36		89,379	86,332
Series 2006-3 A5 5.948% 11/25/36		4,700,000	3,571,159
CNH Equipment Trust Series 2010-A A4 2.49% 1/15/16		5,710,000	5,861,095
•#CNH Wholesale Master Note Trust 144A
Series 2009-1A A 1.929% 7/15/15		4,500,000	4,542,971
Series 2011-1A A 1.029% 12/15/15		700,000	701,714
Discover Card Master Trust
Series 2007-A1 A1 5.65% 3/16/20		10,540,000	12,582,058
•Series 2009-A1 A1 1.529% 12/15/14		4,540,000	4,579,447
#Ford Auto Securitization Trust Series 2011-R1A A3 144A 3.02% 2/15/16	CAD	1,960,000	1,916,810
General Electric Capital Credit Card Master Note Trust Series 2009-2 A 3.69% 7/15/15		10,000,000	10,236,782
#Great America Leasing Receivables Series 2011-1 A3 144A 1.69% 2/15/14		4,575,000	4,599,987
Harley-Davidson Motorcycle Trust Series 2009-4 A3 1.87% 2/17/14		718,142	720,786
John Deere Owner Trust
Series 2010-A A4 2.13% 10/17/16		4,040,000	4,132,688
Series 2011-A A4 1.96% 4/16/18		4,255,000	4,364,498
•MBNA Credit Card Master Note Trust Series 2002-C3 C3 1.579% 10/15/14		2,345,000	2,351,644
•Merrill Auto Trust Securitization Series 2007-1 A4 0.289% 12/15/13		430,424	430,359
Mid-State Trust Series 11 A1 4.864% 7/15/38		621,899	626,565
#Navistar Financial Owner Trust Series 2010-B A3 144A 1.08% 3/18/14		4,190,000	4,188,614
=#Sail NIM Series 2003-10A A 144A 7.50% 10/27/33		65,901	0
#Sonic Capital Series 2011-1A A2 144A 5.438% 5/20/41		1,841,400	1,873,625
Total Non-Agency Asset-Backed Securities (Cost $106,199,688)			110,491,020
Non-Agency Collateralized Mortgage Obligations – 1.03%
•ARM Trust Series 2005-10 3A11 5.237% 1/25/36		2,242,572	1,779,321
Bank of America Alternative Loan Trust
Series 2004-11 1CB1 6.00% 12/25/34		2,601,106	2,522,409
Series 2005-9 5A1 5.50% 10/25/20		1,826,276	1,696,273
•Bank of America Mortgage Securities
Series 2003-D 1A2 2.747% 5/25/33		3,191	1,979
Series 2004-L 4A1 5.121% 1/25/35		1,184,189	1,129,085
Chase Mortgage Finance Series 2003-S8 A2 5.00% 9/25/18		830,046	860,374
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21		597,987	598,188
•Citigroup Mortgage Loan Trust Series 2007-AR8 1A3A 5.661% 8/25/37		267,263	191,381
Countrywide Alternative Loan Trust
Series 2005-57CB 4A3 5.50% 12/25/35		1,970,413	1,434,616
Series 2005-85CB 2A2 5.50% 2/25/36		1,396,853	1,070,929
◆Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-1 A2 6.00% 3/25/36		1,850,905	1,515,170
•Series 2006-HYB1 3A1 2.77% 3/20/36		1,914,577	1,053,422
Credit Suisse First Boston Mortgage Securities Series 2004-1 3A1 7.00% 2/25/34		178,389	184,863
First Horizon Asset Securities Series 2006-3 1A11 6.25% 11/25/36		152,833	151,298
•#GSMPS Mortgage Loan Trust 144A
Series 1998-3 A 7.75% 9/19/27		312,349	330,853
Series 1999-3 A 8.00% 8/19/29		560,072	560,336
•JPMorgan Mortgage Trust Series 2006-A2 3A3 5.62% 4/25/36		3,729,000	3,099,218
Lehman Mortgage Trust
Series 2005-2 2A3 5.50% 12/25/35		248,035	247,059
Series 2006-1 1A3 5.50% 2/25/36		436,577	287,839
MASTR Alternative Loans Trust Series 2003-2 6A1 6.00% 3/25/33		188,325	190,792
•MASTR ARM Trust
Series 2003-6 1A2 2.575% 12/25/33		223,032	200,166
Series 2005-6 7A1 5.377% 6/25/35		785,357	771,826
Series 2006-2 4A1 4.941% 2/25/36		912,067	810,430
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		678,377	682,117
•Merrill Lynch Mortgage Investors Series 2005-A2 A3 2.621% 2/25/35		357,888	223,305
•Structured ARM Loan Trust
Series 2004-3AC A2 2.364% 3/25/34		197,291	177,600
Series 2006-5 5A4 5.312% 6/25/36		354,441	71,986
◆Washington Mutual Mortgage Pass Through Certificates
Series 2003-S10 A2 5.00% 10/25/18		1,202,898	1,251,154
Series 2004-CB3 1A 6.00% 10/25/34		47,634	49,755
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-7 A2 5.25% 9/25/35		1,242,716	1,007,324
Series 2005-18 1A1 5.50% 1/25/36		1,826,182	1,658,455
Series 2006-7 2A1 6.00% 6/25/36		4,713,437	4,146,906
•Series 2006-AR19 A1 5.447% 12/25/36		2,021,901	1,783,260
Series 2007-13 A7 6.00% 9/25/37		2,308,038	2,108,635
Total Non-Agency Collateralized Mortgage Obligations (Cost $38,341,235)			33,848,324
Regional Bonds – 1.78%Δ
Australia – 1.22%
New South Wales Treasury	AUD	18,929,000	19,978,747
Queensland Treasury	AUD	19,502,000	20,328,225
			40,306,972
Canada – 0.56%
Ontario Province
2.30% 5/10/16		7,710,000	7,995,855
3.00% 7/16/18		8,460,000	8,871,867
4.40% 6/2/19	CAD	428,000	455,502
Quebec Province
4.50% 12/1/19	CAD	401,000	426,767
4.50% 12/1/20	CAD	700,000	741,247
			18,491,238
Total Regional Bonds (Cost $59,575,389)			58,798,210
Sovereign Bonds – 3.38%Δ
Belgium – 0.05%
Belgium Government Bond 4.25% 9/28/21	EUR	1,278,000	1,796,627
			1,796,627
Brazil – 0.09%
Brazilian Government International Bond 8.875% 10/14/19	USD	2,180,000	2,964,800
			2,964,800
Canada – 0.49%
Canadian Government Bonds
3.25% 6/1/21	CAD	5,960,000	6,229,772
3.75% 6/1/19	CAD	4,343,000	4,696,431
4.00% 6/1/17	CAD	2,882,000	3,116,480
4.00% 6/1/41	CAD	1,795,000	2,129,240
			16,171,923
Chile – 0.20%
Chile Government International Bond 5.50% 8/5/20	CLP	3,256,000,000	6,610,099
			6,610,099
Colombia – 0.08%
Colombia Government International Bonds
7.75% 4/14/21	COP	2,912,000,000	1,629,513
12.00% 10/22/15	COP	1,733,000,000	1,093,227
			2,722,740
Finland – 0.01%
Finland Government Bond 3.50% 4/15/21	EUR	163,000	239,524
			239,524
Indonesia – 0.33%
Indonesia Government International 4.875% 5/5/21		1,070,000	1,086,050
Indonesia Treasury Bonds
8.25% 7/15/21	IDR	29,034,000,000	3,628,252
10.50% 8/15/30	IDR	9,211,000,000	1,359,275
11.00% 11/15/20	IDR	34,121,000,000	4,975,433
			11,049,010
Lithuania – 0.03%
#Lithuania Government International Bond 144A 6.125% 3/9/21		889,000	875,665
			875,665
Mexico – 0.32%
Mexican Bonos 7.50% 6/3/27	MXN	142,497,800	10,586,516
			10,586,516
Norway – 0.82%
Norway Government Bonds
4.25% 5/19/17	NOK	11,801,000	2,253,297
4.50% 5/22/19	NOK	55,014,000	10,866,043
5.00% 5/15/15	NOK	73,136,000	13,909,209
			27,028,549
Philippines – 0.23%
Philippine Government International Bond 9.50% 10/21/24		5,396,000	7,540,910
			7,540,910
Poland – 0.09%
Poland Government Bond 5.50% 10/25/19	PLN	4,767,000	1,412,810
Poland Government International Bond 5.125% 4/21/21		1,409,000	1,409,000
			2,821,810
Russia – 0.06%
#Russia – Eurobond 144A 7.85% 3/10/18	RUB	70,000,000	2,139,740
			2,139,740
South Africa – 0.30%
South Africa Government Bonds
7.25% 1/15/20	ZAR	21,465,000	2,496,594
8.00% 12/21/18	ZAR	58,549,000	7,237,702
			9,734,296
Sweden – 0.25%
Sweden Government Bonds
3.00% 7/12/16	SEK	30,760,000	4,803,084
5.00% 12/1/20	SEK	18,400,000	3,423,742
			8,226,826
Turkey – 0.03%
Turkey Government International Bond 5.625% 3/30/21		1,000,000	1,027,500
			1,027,500
Total Sovereign Bonds (Cost $157,370,009)			111,536,535
Supranational Banks – 0.29%
International Bank for Reconstruction & Development
3.375% 4/30/15	NOK	16,110,000	2,850,180
7.50% 7/30/14	NZD	7,920,000	6,689,719
Total Supranational Banks (Cost $8,878,101)			9,539,899
U.S. Treasury Obligations – 17.00%
U.S. Treasury Bonds
3.50% 2/15/39		6,445,000	7,167,040
4.375% 5/15/41		16,615,000	21,467,178
U.S. Treasury Notes
1.00% 9/30/16		303,745,000	304,241,927
1.375% 9/30/18		2,390,000	2,378,798
1.50% 8/31/18		5,175,000	5,200,875
2.125% 8/15/21		216,305,000	220,158,906
Total U.S. Treasury Obligations (Cost $551,560,153)			560,614,724
		Number of
		Shares
Preferred Stock – 0.25%
Alabama Power 4.95%		112,235	2,794,652
•PNC Financial Services Group 8.25%		5,270,000	5,367,990
Total Preferred Stock (Cost $7,591,021)			8,162,642
		Principal
		Amount¡
Short-Term Investments – 21.38%
Certificates of Deposit – 4.01%
Bank of Montreal Chicago 0.03% 10/7/11		45,000,000	44,999,212
Bank of Nova Scotia Houston
0.04% 10/5/11		20,000,000	20,000,000
0.16% 10/25/11		25,000,000	24,998,958
0.16% 11/28/11		17,500,000	17,496,847
Toronto Dominion Bank New York 0.37% 4/2/12		24,755,000	24,755,000
			132,250,017
≠Discounted Commercial Paper – 17.37%
Abbey National North America 0.11% 10/3/11		50,000,000	49,999,224
Abbott Laboratories 0.06% 10/25/11		8,080,000	8,079,663
Air Products & Chemicals 0.07% 10/6/11		15,960,000	15,959,574
Australia & New Zealand Banking Group 0.285% 1/30/12		26,975,000	26,953,029
Bank Tokyo-Mitsubishi UFJ New York 0.15% 10/6/11		50,000,000	49,998,664
Barclays US Funding 0.08% 10/3/11		1,700,000	1,699,992
Catholic Health Initiatives 0.20% 11/3/11		3,250,000	3,249,846
Commonwealth Bank Australia 0.06% 10/12/11		50,000,000	49,997,429
Cornell University 0.21% 11/3/11		3,050,000	3,049,451
Danaher 0.13% 10/7/11		7,500,000	7,499,767
duPont (E.I.) deNemours 0.12% 10/27/11		25,000,000	24,995,687
Eksportfinans
0.10% 10/18/11		14,200,000	14,198,900
0.15% 12/28/11		30,000,000	29,977,824
Emory University 0.22% 11/8/11		3,000,000	3,000,000
General Electric Capital 0.05% 10/31/11		50,000,000	49,999,010
John Deere
0.08% 10/6/11		3,200,000	3,199,915
0.09% 10/20/11		4,000,000	3,999,810
0.10% 10/27/11		17,000,000	16,998,598
Massachusetts Health & Education Facilities Authority Revenue 0.11% 11/3/11		16,502,000	16,501,505
Medtronic 0.12% 12/13/11		28,755,000	28,746,785
National Australia Funding
0.20% 12/19/11		20,000,000	19,995,556
0.265% 12/2/11		25,000,000	24,995,625
Nestle Finance International 0.13% 11/21/11		20,000,000	19,997,688
Philip Morris International 0.05% 10/21/11		25,000,000	24,997,231
Toyota Motor Credit 0.165% 10/6/11		5,000,000	4,999,984
University of Chicago 0.23% 12/15/11		3,600,000	3,598,308
Vanderbilt University 0.29% 1/23/12		6,250,000	6,244,500
Schlumberger Technology 0.15% 11/30/11		15,000,000	14,992,604
Westpac Banking 0.37% 2/23/12		45,000,000	44,971,349
			572,897,518
Total Short-Term Investments (Cost $705,120,333)			705,147,535

Total Value of Securities – 114.05%
(Cost $3,661,897,035)			3,760,949,938
Liabilities Net of Receivables and Other Assets – (14.05%)z			(463,218,868)
Net Assets Applicable to 234,440,828 Shares Outstanding – 100.00%			$3,297,731,070

¡Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CLP – Chilean Peso
COP– Colombian Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesia Rupiah
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
RUB – Russian Ruble
SEK – Swedish Krona
USD – United States Dollar
ZAR – South African Rand

•Variable rate security. The rate shown is the rate as of September 30, 2011. Interest rates reset periodically.
◆Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
∞Fully or partially pledged as collateral for futures contracts.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2011, the aggregate amount of Rule 144A securities was $323,907,366, which represented 9.82% of the Fund’s net assets. See Note 4 in "Notes."
@Illiquid security. At September 30, 2011, the aggregate amount of illiquid securities was $4,125,851, which represented 0.13% of the Fund’s net assets. See Note 4 in “Notes.”
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At September 30, 2011, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in "Notes."
‡Non income producing security. Security is currently in default.
ΔSecurities have been classified by country of origin.
≠The rate shown is the effective yield at the time of purchase.
zOf this amount, $666,973,943 represents payables for securities purchased and $175,545,539 represents receivables for securities sold as of September 30, 2011.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
CDS – Credit Default Swap
CITI – Citibank Global Markets
FGIC – Insured by Financial Guaranty Insurance Company
GNMA – Government National Mortgage Association
GSC – Goldman Sachs Capital
GSMPS – Goldman Sachs Reperforming Mortgage Securities
HSBC – Hong Kong Shanghai Bank
JPMC – JPMorgan Chase Bank
MASTR – Mortgage Asset Securitization Transaction, Inc.
MSC – Morgan Stanley Capital
NATL-RE – Insured by National Public Finance Guarantee Corporation
NCUA – National Credit Union Administration
NIM – Net Interest Margin
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduits
S.F. – Single Family
TBA – To be announced
yr – Year

1The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at September 30, 2011:

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(9,187,132)	USD	9,353,465	11/4/11	$501,555
BAML	EUR	(4,395,450)	USD	6,013,107	11/4/11	126,410
BAML	IDR	30,852,000,000	USD	(3,322,779)	11/4/11	175,015
BAML	JPY	372,667,200	USD	(4,883,692)	11/4/11	(49,632)
BAML	NOK	(41,977,840)	USD	7,358,272	11/4/11	219,662
BAML	PLN	(12,548,949)	USD	3,882,960	11/4/11	109,229
BCLY	EUR	(3,724,243)	USD	5,010,000	11/4/11	22,231
CITI	EUR	(5,713,845)	USD	7,815,198	11/4/11	162,812
GSC	AUD	(8,509,167)	USD	8,243,000	11/4/11	44,317
GSC	GBP	(412,199)	USD	642,998	11/4/11	527
HSBC	AUD	(15,321,403)	USD	15,579,568	11/4/11	817,216
HSBC	EUR	(453,301)	USD	619,672	11/4/11	12,579
HSBC	KRW	4,038,877,000	USD	(3,475,200)	11/4/11	(63,626)
HSBC	NOK	(14,080,714)	USD	2,470,899	11/4/11	76,380
JPMC	CLP	1,067,580,000	USD	(2,114,020)	11/4/11	(61,080)
JPMC	EUR	(1,608,035)	USD	2,200,595	11/4/11	47,002
MSC	AUD	(5,145,903)	USD	5,010,000	11/4/11	51,861
MSC	EUR	(9,422,605)	USD	12,782,400	11/4/11	162,979
MSC	KRW	19,895,014,500	USD	(17,127,251)	11/4/11	(322,255)
MSC	NOK	(3,377,021)	USD	592,360	11/4/11	18,075
						$2,051,257

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(758)	U.S. Treasury 10 yr Notes	$(97,595,767)	(98,611,062)	12/20/11	$(1,015,295)
977	U.S. Treasury Long Bond	132,443,537	$139,344,625	11/25/11	6,901,088
342	U.S. Ultra Bond	48,736,197	54,249,750	12/20/11	5,513,553
		$83,583,967			$11,399,346

Swap Contracts
CDS Contracts

Counterparty	Swap Referenced Obligation Protection Purchased:	Notional Value	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
MSC	Japan 5 yr CDS	$3,800,000	1.00%	9/20/16	$49,816
	Kingdom of Spain
MSC	5 yr CDS	6,210,000	1.00%	6/20/16	224,880
	People’s Republic of China
MSC	5 yr CDS	16,486,000	1.00%	12/20/16	0
	Republic of France
MSC	5 yr CDS	16,851,000	0.25%	9/20/16	(14,498)
MSC	5 yr CDS	6,676,000	0.25%	12/20/16	(55,531)
	State of Israel
MSC	5 yr CDS	3,800,000	1.00%	12/20/16	34,086
Total		$53,823,000			$238,753

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Delaware Bond Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities and credit default swap (CDS) contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on future contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$3,663,563,674
Aggregate unrealized appreciation	$136,932,298
Aggregate unrealized depreciation	(39,546,034)
Net unrealized appreciation	$97,386,264

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset- &
Mortgage-Backed Securities	$-	$997,983,027	$1,916,810	$999,899,837
Corporate Debt	-	1,189,573,710	-	1,189,573,710
Foreign Debt	-	179,874,644	-	179,874,644
Municipal Bonds	-	117,676,846	-	117,676,846
U.S. Treasury Obligations	-	560,614,724	-	560,614,724
Short-Term Investments	-	705,147,535	-	705,147,535
Preferred Stock	2,794,652	5,367,990	-	8,162,642
Total	$2,794,652	$3,756,238,476	$1,916,810	$3,760,949,938

Foreign Currency Exchange Contracts	$-	$2,051,257	$-	$2,051,257
Futures Contracts	$11,399,346	$-	$-	$11,399,346
Swap Contracts	$-	$238,753	$-	$238,753

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Agency, Asset-
and
Mortgage-
Backed
Securities
Balance as of 12/31/10	$4,719,094
Purchases	1,993,288
Sales	(4,714,504)
Net realized gain	14,504
Net change in unrealized
appreciation/depreciation	(95,572)
Balance as of 9/30/11	$1,916,810

Net change in unrealized
appreciation/depreciation
from investments
still held as of 9/30/11	$(76,478
)

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Derivatives
U.S.GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts – The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts – During the period ended September 30, 2011, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No option contracts were outstanding at September 30, 2011.

Swap Contracts – The Fund enters into inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Inflation Swaps. Inflation swaps agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No inflation swap contracts were outstanding at September 30, 2011.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended September 30, 2011, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At September 30, 2011, net unrealized appreciation of CDS contracts was $238,753. The Fund has received $875,000 in securities as collateral for open swap contracts. If a credit event had occurred for all swap transactions where collateral posting was required as of September 30, 2011, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have received $53,823,000 less the value of the contracts’ related reference obligations.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

Fair values of derivative instruments as of September 30, 2011 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Schedule of Investments Location	Fair Value	Schedule of Investments Location	Fair Value

Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$2,154,675	Liabilities net of receivables and other assets	$(103,418)

Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	11,399,346	Liabilities net of receivables t and other assets	-

Credit contracts (Swap contracts)	Liabilities net of receivables and other assets	238,753	Liabilities net of receivables and other assets	-
Total		$13,792,774		$(103,418)

The effect of derivative instruments on the Statement of Operations for the period ended September 30, 2011 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain or Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income

Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currencies and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(7,162,882)*	$4,016,796

Interest rate contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	(10,169,503)	9,044,183

Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	(76,322)	238,753
Total		$(17,408,707)	$13,299,732

*Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported on the Fund’s Statement of Operations.

4. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investor Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (Act), as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of September 30, 2011, there were no Section 4(2) securities. Rule 144A and illiquid securities have been identified on the Schedule of Investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP SSgA S&P 500 Index Fund

September 30, 2011

		Number of	Value
		Shares	(U.S. $)
Common Stock – 98.95%
Aerospace & Defense – 2.68%
Boeing		118,318	$7,159,422
General Dynamics		58,494	3,327,724
Goodrich		19,883	2,399,480
Honeywell International		123,301	5,414,147
ITT		29,477	1,238,034
L-3 Communications Holdings		17,379	1,076,977
Lockheed Martin		44,808	3,254,853
Northrop Grumman		43,989	2,294,466
Precision Castparts		22,660	3,522,724
Raytheon		56,346	2,302,861
Rockwell Collins		24,667	1,301,431
Textron		46,549	821,124
United Technologies		143,000	10,061,480
			44,174,723
Air Freight & Logistics – 0.98%
Expeditors International of Washington		33,871	1,373,469
FedEx		49,640	3,359,635
Robinson (C.H.) Worldwide		25,925	1,775,085
United Parcel Service Class B		154,191	9,737,162
			16,245,351
Airlines – 0.06%
Southwest Airlines		127,462	1,024,794
			1,024,794
Auto Components – 0.19%
†Goodyear Tire & Rubber		29,580	298,462
Johnson Controls		106,755	2,815,130
			3,113,592
Automobiles – 0.43%
†Ford Motor		594,946	5,753,128
Harley-Davidson		37,793	1,297,434
			7,050,562
Beverages – 2.76%
Brown-Forman Class B		16,541	1,160,186
Coca-Cola		51,909	1,291,496
Coca-Cola Enterprises		364,630	24,634,402
†Constellation Brands Class A		30,750	553,500
Dr Pepper Snapple Group		35,400	1,372,812
Molson Coors Brewing Class B		25,560	1,012,432
PepsiCo		249,825	15,464,168
			45,488,996
Biotechnology – 1.32%
Amgen		145,405	7,990,005
†Biogen Idec		37,969	3,536,812
†Celgene		72,701	4,501,646
†Cephalon		12,600	1,016,820
†Gilead Sciences		123,489	4,791,373
			21,836,656
Building Products – 0.02%
Masco		43,027	306,352
			306,352
Capital Markets – 1.85%
Ameriprise Financial		38,506	1,515,596
Bank of New York Mellon		195,134	3,627,541
BlackRock		15,800	2,338,558
†E*Trade Financial		30,655	279,267
Federated Investors Class B		9,590	168,113
Franklin Resources		22,764	2,177,149
Goldman Sachs Group		81,016	7,660,063
Invesco		74,000	1,147,740
Janus Capital Group		18,211	109,266
Legg Mason		25,233	648,740
Morgan Stanley		233,706	3,155,031
Northern Trust		38,617	1,350,823
Schwab (Charles)		166,493	1,876,376
¤State Street		79,499	2,556,688
T Rowe Price Group		41,178	1,967,073
			30,578,024
Chemicals – 2.09%
Air Products & Chemicals		33,404	2,551,063
Airgas		11,400	727,548
CF Industries Holdings		11,330	1,398,009
Dow Chemical		184,413	4,141,916
duPont (E.I.) deNemours		145,363	5,810,158
Eastman Chemical		11,524	789,740
Ecolab		36,739	1,796,170
FMC		11,900	823,004
International Flavors & Fragrances		13,472	757,396
Monsanto		83,966	5,041,318
Mosaic		43,700	2,139,989
PPG Industries		25,133	1,775,898
Praxair		47,733	4,462,081
Sherwin-Williams		14,240	1,058,317
Sigma-Aldrich		19,554	1,208,242
			34,480,849
Commercial Banks – 2.53%
BB&T		110,078	2,347,964
Comerica		34,061	782,381
Fifth Third Bancorp		146,537	1,480,024
First Horizon National		29,695	176,982
Huntington Bancshares		145,946	700,541
KeyCorp		157,744	935,422
M&T Bank		20,021	1,399,468
PNC Financial Services Group		82,723	3,986,421
Regions Financial		209,333	697,079
SunTrust Banks		85,462	1,534,043
U.S. Bancorp		301,672	7,101,359
Wells Fargo		835,398	20,149,800
Zions Bancorp		32,421	456,163
			41,747,647
Commercial Services & Supplies – 0.47%
Avery Dennison		13,673	342,919
Cintas		15,126	425,646
Donnelley (R.R.) & Sons		25,511	360,215
Iron Mountain		32,300	1,021,326
Pitney Bowes		34,468	647,998
Republic Services		48,440	1,359,226
†Stericycle		13,800	1,113,936
Waste Management		74,974	2,441,154
			7,712,420
Communications Equipment – 2.04%
Cisco Systems		869,674	13,471,250
†F5 Networks		13,300	944,965
Harris		20,700	707,319
†JDS Uniphase		39,602	394,832
†Juniper Networks		84,693	1,461,801
†Motorola Mobility Holdings		41,342	1,561,901
Motorola Solutions		47,762	2,001,228
QUALCOMM		267,163	12,992,137
Tellabs		36,932	158,438
			33,693,871
Computers & Peripherals – 4.75%
†Apple		147,098	56,070,816
†Dell		245,141	3,468,745
†EMC		329,677	6,919,920
Hewlett-Packard		324,529	7,285,676
†Lexmark International Class A		9,134	246,892
†NetApp		58,203	1,975,410
†SanDisk		38,104	1,537,496
†Western Digital		37,400	961,928
			78,466,883
Construction & Engineering – 0.16%
Fluor		27,720	1,290,366
†Jacobs Engineering Group		21,170	683,579
†Quanta Services		36,700	689,593
			2,663,538
Construction Materials – 0.03%
Vulcan Materials		18,079	498,257
			498,257
Consumer Finance – 0.80%
American Express		163,640	7,347,436
Capital One Financial		72,310	2,865,645
Discover Financial Services		86,390	1,981,787
SLM		84,792	1,055,660
			13,250,528
Containers & Packaging – 0.13%
Ball		27,672	858,385
Bemis		18,334	537,370
†Owens-Illinois		20,300	306,936
Sealed Air		28,103	469,320
			2,172,011
Distributors – 0.08%
Genuine Parts		25,144	1,277,315
			1,277,315
Diversified Consumer Services – 0.10%
†Apollo Group Class A		19,715	780,912
Block (H &R)		51,356	683,548
DeVry		7,200	266,112
			1,730,572
Diversified Financial Services – 2.88%
Bank of America		1,614,074	9,878,133
Citigroup		464,368	11,897,108
CME Group		10,601	2,612,086
†IntercontinentalExchange		11,744	1,388,845
JPMorgan Chase		616,447	18,567,385
Leucadia National		32,871	745,514
Moody's		32,008	974,644
†Nasdaq OMX Group		18,900	437,346
NYSE Euronext		42,056	977,381
			47,478,442
Diversified Telecommunication Services – 2.93%
AT&T		941,017	26,837,805
CenturyLink		96,767	3,204,923
Frontier Communications		159,654	975,486
Verizon Communications		447,149	16,455,083
Windstream		82,064	956,866
			48,430,163
Electric Utilities – 2.12%
American Electric Power		75,951	2,887,657
Duke Energy		209,189	4,181,688
Edison International		51,721	1,978,328
Entergy		28,293	1,875,543
Exelon		103,933	4,428,585
FirstEnergy		65,954	2,961,994
NextEra Energy		66,349	3,584,173
Northeast Utilities		28,500	959,025
Pepco Holdings		38,254	723,766
Pinnacle West Capital		15,053	646,376
PPL		91,059	2,598,824
Progress Energy		46,542	2,407,152
Southern		137,089	5,808,461
			35,041,572
Electrical Equipment – 0.44%
Emerson Electric		117,828	4,867,475
Rockwell Automation		23,046	1,290,576
Roper Industries		15,400	1,061,214
			7,219,265
Electronic Equipment, Instruments & Components – 0.35%
Amphenol Class A		28,200	1,149,714
Corning		246,956	3,052,376
FLIR Systems		26,200	656,310
Jabil Circuit		25,331	450,638
Molex		24,245	493,871
			5,802,909
Energy Equipment & Services – 1.84%
Baker Hughes		68,323	3,153,790
†Cameron International		38,890	1,615,491
Diamond Offshore Drilling		9,700	530,978
†FMC Technologies		38,200	1,436,320
Halliburton		143,308	4,373,760
Helmerich & Payne		17,300	702,380
†Nabors Industries		48,194	590,858
National Oilwell Varco		66,415	3,401,776
†Noble		40,300	1,182,805
†Rowan		21,410	646,368
Schlumberger		214,482	12,811,010
			30,445,536
Food & Staples Retailing – 2.37%
Costco Wholesale		68,481	5,623,660
CVS Caremark		212,121	7,123,023
Kroger		95,977	2,107,655
Safeway		56,996	947,843
SUPERVALU		26,256	174,865
Sysco		92,091	2,385,157
Walgreen		143,579	4,722,313
Wal-Mart Stores		277,887	14,422,335
Whole Foods Market		23,821	1,555,750
			39,062,601
Food Products – 1.96%
Archer-Daniels-Midland		107,422	2,665,140
Campbell Soup		30,360	982,753
ConAgra Foods		65,081	1,576,262
†Dean Foods		23,198	205,766
General Mills		100,366	3,861,080
Heinz (H. J.)		50,816	2,565,192
Hershey		24,495	1,451,084
Hormel Foods		18,600	502,572
Kellogg		39,671	2,110,100
Kraft Foods Class A		281,380	9,448,740
McCormick		21,823	1,007,350
Mead Johnson Nutrition		32,309	2,223,828
Sara Lee		93,033	1,521,090
Smucker (J.M.)		18,553	1,352,328
Tyson Food Class A		48,682	845,120
			32,318,405
Gas Utilities – 0.09%
Nicor		5,919	325,604
Oneok		17,200	1,135,888
			1,461,492
Health Care Equipment & Supplies – 1.90%
Bard (C.R.)		13,690	1,198,423
Baxter International		89,502	5,024,642
Becton Dickinson		34,477	2,527,854
†Boston Scientific		243,339	1,438,133
†CareFusion		36,157	865,960
Covidien		77,900	3,435,390
DENTSPLY International		23,500	721,215
†Edwards Lifesciences		18,300	1,304,424
†Intuitive Surgical		6,200	2,258,536
Medtronic		167,533	5,568,797
St. Jude Medical		52,015	1,882,423
Stryker		52,631	2,480,499
†Varian Medical Systems		18,925	987,128
†Zimmer Holdings		30,506	1,632,071
			31,325,495
Health Care Providers & Services – 2.12%
Aetna		60,010	2,181,364
AmerisourceBergen		43,520	1,621,990
Cardinal Health		55,415	2,320,780
CIGNA		42,870	1,797,968
†Coventry Health Care		24,148	695,704
†DaVita		15,300	958,851
†Express Scripts		76,768	2,845,790
Humana		26,682	1,940,582
†Laboratory Corporation of America Holdings		16,017	1,266,144
McKesson		39,692	2,885,608
†Medco Health Solutions		62,862	2,947,599
Patterson		12,676	362,914
Quest Diagnostics		25,166	1,242,194
†Tenet Healthcare		63,468	262,123
UnitedHealth Group		169,486	7,816,693
WellPoint		57,770	3,771,226
			34,917,530
Health Care Technology – 0.10%
†Cerner		23,000	1,575,960
			1,575,960
Hotels, Restaurants & Leisure – 1.97%
Carnival		74,873	2,268,652
†Chipotle Mexican Grill		5,000	1,514,750
Darden Restaurants		22,438	959,225
International Game Technology		50,767	737,645
Marriott International Class A		45,427	1,237,431
McDonald's		164,091	14,410,471
Starbucks		117,682	4,388,362
Starwood Hotels & Resorts Worldwide		31,244	1,212,892
Wyndham Worldwide		28,269	805,949
Wynn Resorts		12,100	1,392,468
Yum Brands		73,203	3,615,496
			32,543,341
Household Durables – 0.25%
DR Horton		34,159	308,797
†Fortune Brands		24,593	1,329,989
Harman International Industries		9,320	266,366
Leggett & Platt		24,881	492,395
Lennar Class A		20,207	273,603
Newell Rubbermaid		50,294	596,990
†Pulte Group		42,995	169,830
Whirlpool		12,482	622,977
			4,060,947
Household Products – 2.42%
Clorox		21,231	1,408,252
Colgate-Palmolive		76,559	6,789,252
Kimberly-Clark		61,672	4,379,329
Procter & Gamble		434,444	27,448,172
			40,025,005
Independent Power Producers & Energy Traders – 0.19%
†AES		105,456	1,029,251
Constellation Energy Group		32,091	1,221,383
†NRG Energy		39,000	827,190
			3,077,824
Industrial Conglomerates – 2.21%
3	M	111,157	7,979,961
General Electric		1,674,216	25,515,052
Tyco International		73,900	3,011,425
			36,506,438
Insurance – 3.55%
ACE		53,100	3,217,860
AFLAC		73,791	2,578,995
Allstate		82,858	1,962,906
†American International Group		69,419	1,523,747
Aon		52,222	2,192,280
Assurant		13,744	492,035
†Berkshire Hathaway Class B		278,002	19,749,261
Chubb		46,163	2,769,318
Cincinnati Financial		27,339	719,836
†Genworth Financial		85,894	493,032
Hartford Financial Services Group		71,343	1,151,476
¤Lincoln National		50,683	792,175
Loews		49,310	1,703,661
Marsh & McLennan		86,450	2,294,383
MetLife		165,826	4,644,786
Principal Financial Group		51,482	1,167,097
Progressive		103,712	1,841,925
Prudential Financial		76,780	3,597,911
Torchmark		14,906	519,623
Travelers		65,924	3,212,477
Unum Group		49,436	1,036,179
XL Group		52,877	994,088
			58,655,051
Internet & Catalog Retail – 1.07%
†Amazon.com		57,434	12,418,953
Expedia		32,229	829,897
†Netflix		8,300	939,228
†priceline.com		7,810	3,510,283
			17,698,361
Internet Software & Services – 1.81%
†Akamai Technologies		31,497	626,160
†eBay		179,009	5,278,975
†Google Class A		39,726	20,434,261
†Monster Worldwide		14,018	100,649
VeriSign		28,059	802,768
†Yahoo		205,586	2,705,512
			29,948,325
IT Services – 3.98%
Accenture Class A		101,800	5,362,824
Automatic Data Processing		78,545	3,703,397
†Cognizant Technology Solutions Class A		47,981	3,008,409
Computer Sciences		26,021	698,664
Fidelity National Information Services		43,214	1,050,964
†Fiserv		23,051	1,170,299
International Business Machines		188,840	33,052,665
Mastercard Class A		16,900	5,360,004
Paychex		51,454	1,356,842
†SAIC		47,700	563,337
†Teradata		26,932	1,441,670
Total System Services		28,343	479,847
Visa Class A		80,900	6,934,748
Western Union		100,582	1,537,899
			65,721,569
Leisure Equipment & Products – 0.13%
Hasbro		22,177	723,192
Mattel		55,408	1,434,513
			2,157,705
Life Sciences Tools & Services – 0.44%
†Agilent Technologies		55,188	1,724,625
†Life Technologies		28,666	1,101,634
PerkinElmer		12,841	246,676
†Thermo Fisher Scientific		60,385	3,057,896
†Waters		14,759	1,114,157
			7,244,988
Machinery – 2.06%
Caterpillar		103,086	7,611,871
Cummins		30,952	2,527,540
Danaher		89,972	3,773,426
Deere		65,790	4,248,061
Dover		29,720	1,384,952
Eaton		53,934	1,914,657
Flowserve		9,300	688,200
Illinois Tool Works		78,704	3,274,086
Ingersoll-Rand		52,600	1,477,534
Joy Global		16,800	1,047,984
PACCAR		57,848	1,956,419
Pall		19,506	827,054
Parker Hannifin		25,729	1,624,272
Snap-on		8,237	365,723
Stanley Black & Decker		26,744	1,313,130
			34,034,909
Media – 3.04%
Cablevision Systems Class A		39,200	616,616
CBS Class B		105,659	2,153,330
Comcast Class A		432,468	9,038,581
†DIRECTV Group Class A		120,354	5,084,957
†Discovery Communications Class A		44,200	1,662,804
Disney (Walt)		295,459	8,911,043
Gannett		31,771	302,778
Interpublic Group		83,276	599,587
McGraw-Hill		48,301	1,980,341
News Class A		358,032	5,538,755
Omnicom Group		44,679	1,645,974
Scripps Networks Interactive Class A		15,456	574,500
Time Warner		167,925	5,032,712
Time Warner Cable		52,891	3,314,679
Viacom Class B		91,840	3,557,882
Washington Post Class B		533	174,275
			50,188,814
Metals & Mining – 0.92%
AK Steel Holding		12,100	79,134
Alcoa		168,484	1,612,392
Allegheny Technologies		17,797	658,311
Cliffs Natural Resources		23,000	1,176,910
Freeport-McMoRan Copper & Gold		148,320	4,516,344
Newmont Mining		77,430	4,870,347
Nucor		50,201	1,588,360
Tittanium Metals		8,484	127,090
United States Steel		24,174	532,070
			15,160,958
Multiline Retail – 0.77%
†Big Lots		8,306	289,298
Family Dollar Stores		20,067	1,020,608
Kohl's		44,531	2,186,472
Macy's		67,850	1,785,812
Nordstrom		26,884	1,228,061
Penney (J.C.)		22,599	605,201
†Sears Holdings		4,903	282,021
Target		107,994	5,296,025
			12,693,498
Multi-Utilities – 1.53%
Ameren		38,710	1,152,397
CenterPoint Energy		68,041	1,334,964
CMS Energy		42,404	839,175
Consolidated Edison		46,135	2,630,618
Dominion Resources		90,375	4,588,338
DTE Energy		27,031	1,325,060
Integrys Energy Group		13,353	649,223
NiSource		45,158	965,478
PG&E		62,834	2,658,507
Public Service Enterprise Group		79,829	2,663,893
SCANA		19,100	772,595
Sempra Energy		37,965	1,955,198
TECO Energy		36,647	627,763
Wisconsin Energy		37,500	1,173,375
Xcel Energy		76,850	1,897,427
			25,234,011
Office Electronics – 0.09%
Xerox		222,495	1,550,790
			1,550,790
Oil, Gas & Consumable Fuels – 9.64%
†Alpha Natural Resources		36,400	643,916
Anadarko Petroleum		77,961	4,915,441
Apache		60,073	4,820,258
Cabot Oil & Gas		16,700	1,033,897
Chesapeake Energy		103,501	2,644,451
Chevron		317,200	29,347,343
ConocoPhillips		217,121	13,748,102
Consol Energy		36,028	1,222,430
†Denbury Resources		64,200	738,300
Devon Energy		66,404	3,681,438
El Paso		121,580	2,125,218
EOG Resources		42,220	2,998,042
EQT		23,800	1,269,968
Exxon Mobil		771,322	56,021,116
Hess		47,665	2,500,506
Marathon Oil		112,208	2,421,449
Marathon Petroleum		56,454	1,527,645
Murphy Oil		30,802	1,360,216
†Newfield Exploration		21,300	845,397
Noble Energy		27,854	1,972,063
Occidental Petroleum		129,505	9,259,608
Peabody Energy		42,912	1,453,859
Pioneer Natural Resources		18,600	1,223,322
QEP Resources		28,554	772,957
Range Resources		25,552	1,493,770
†Southwestern Energy		55,100	1,836,483
Spectra Energy		102,600	2,516,778
Sunoco		16,866	523,015
†Tesoro		18,542	361,013
Valero Energy		90,394	1,607,205
Williams		92,905	2,261,308
			159,146,514
Paper & Forest Products – 0.14%
International Paper		69,318	1,611,644
MeadWestvaco		28,543	701,016
			2,312,660
Personal Products – 0.18%
Avon Products		68,538	1,343,345
Estee Lauder Class A		18,085	1,588,586
			2,931,931
Pharmaceuticals – 6.13%
Abbott Laboratories		247,684	12,666,560
Allergan		47,871	3,943,613
Bristol-Myers Squibb		266,860	8,374,067
†Forest Laboratories		45,591	1,403,747
†Hospira		26,864	993,968
Johnson & Johnson		432,656	27,564,513
Lilly (Eli)		159,581	5,899,710
Merck		487,935	15,960,354
†Mylan		70,098	1,191,666
Pfizer		1,233,529	21,808,792
†Watson Pharmaceutical		20,214	1,379,606
			101,186,596
Professional Services – 0.10%
Dun & Bradstreet		6,400	392,064
Equifax		20,959	644,280
Robert Half International		25,474	540,558
			1,576,902
Real Estate Investment Trusts – 1.72%
Apartment Investment & Management		20,582	455,274
AvalonBay Communities		14,684	1,674,710
Boston Properties		23,009	2,050,102
Equity Residential		46,462	2,409,984
HCP		64,140	2,248,748
Health Care REIT		28,200	1,319,760
Host Hotels & Resorts		109,988	1,203,269
Kimco Realty		65,451	983,729
Plum Creek Timber		26,975	936,302
ProLogis		72,100	1,748,425
Public Storage		22,116	2,462,617
Simon Property Group		45,988	5,057,759
Ventas		45,455	2,245,477
Vornado Realty Trust		29,193	2,178,382
Weyerhaeuser		85,860	1,335,123
			28,309,661
Real Estate Management & Development – 0.04%
†CB Richard Ellis Group Class A		49,053	660,253
			660,253
Road & Rail – 0.80%
CSX		173,413	3,237,621
Norfolk Southern		55,576	3,391,248
Ryder System		9,205	345,280
Union Pacific		76,752	6,268,335
			13,242,484
Semiconductors & Semiconductor Equipment – 2.36%
†Advanced Micro Devices		97,983	497,754
Altera		51,136	1,612,318
Analog Devices		47,757	1,492,406
Applied Materials		208,462	2,157,582
†Broadcom Class A		75,286	2,506,271
†First Solar		8,870	560,673
Intel		837,790	17,870,060
KLA-Tencor		27,121	1,038,192
Linear Technology		36,678	1,014,147
†LSI		98,087	508,091
†MEMC Electronic Materials		24,121	126,394
Microchip Technology		30,741	956,353
†Micron Technology		166,984	841,599
†Novellus Systems		10,432	284,376
†NVIDIA		96,058	1,200,725
†Teradyne		24,763	272,641
Texas Instruments		182,260	4,857,228
Xilinx		42,454	1,164,938
			38,961,748
Software – 3.84%
†Adobe Systems		80,019	1,934,059
†Autodesk		37,237	1,034,444
†BMC Software		28,375	1,094,140
CA		60,804	1,180,206
†Citrix Systems		29,827	1,626,466
†Compuware		22,340	171,124
†Electronics Arts		53,352	1,091,048
†Intuit		48,110	2,282,338
Microsoft		1,178,974	29,344,664
Oracle		624,739	17,954,999
†Red Hat		31,000	1,310,060
†salesforce.com		21,400	2,445,592
†Symantec		119,727	1,951,550
			63,420,690
Specialty Retail – 1.92%
Abercrombie & Fitch Class A		14,532	894,590
†AutoNation		7,735	253,553
†AutoZone		4,789	1,528,601
†Bed Bath & Beyond		39,412	2,258,702
Best Buy		51,720	1,205,076
†CarMax		36,400	868,140
†GameStop Class A		24,344	562,346
Gap		63,018	1,023,412
Home Depot		249,093	8,187,687
Limited Brands		40,265	1,550,605
Lowe's		204,547	3,955,939
†O'Reilly Automotive		22,000	1,465,860
Ross Stores		18,700	1,471,503
Staples		113,545	1,510,149
Tiffany & Co		20,328	1,236,349
TJX		60,741	3,369,303
†Urban Outfitters		15,000	334,800
			31,676,615
Textiles, Apparel & Luxury Goods – 0.64%
Coach		46,362	2,402,942
NIKE Class B		59,532	5,090,582
Polo Ralph Lauren		10,258	1,330,463
VF		13,931	1,692,895
			10,516,882
Thrift & Mortgage Finance – 0.08%
Hudson City Bancorp		92,402	522,995
People's United Financial		63,200	720,480
			1,243,475
Tobacco – 1.86%
Altria Group		327,335	8,775,851
Lorillard		22,725	2,515,658
Philip Morris International		277,711	17,323,612
Reynolds American		53,538	2,006,604
			30,621,725
Trading Companies & Distributors – 0.18%
Fastenal		47,000	1,564,160
Grainger (W.W.)		9,283	1,388,180
			2,952,340
Wireless Telecommunication Services – 0.32%
†American Tower Class A		62,362	3,355,076
†MetroPCS Communications		51,900	452,049
†Sprint Nextel		475,904	1,446,748
			5,253,873
Total Common Stock (Cost $1,685,078,102)			1,633,109,194
Short-Term Investments – 1.21%
Money Market Mutual Fund – 1.11%
Dreyfus Treasury & Agency Cash Management Fund		18,295,394	18,295,394
			18,295,394
		Principal
		Amount
		(U.S. $)
∞≠U.S. Treasury Obligations – 0.10%
U.S. Treasury Bills
0.005% 10/20/11		$848,000	847,995
0.007% 2/23/12		675,000	674,926
0.02% 3/29/12		200,000	199,948
			1,722,869
Total Short-Term Investments (Cost $20,018,352)			20,018,263

Total Value of Securities – 100.16%
(Cost $1,705,096,454)			1,653,127,457
Liabilities Net of Receivables and Other Assets – (0.16%)			(2,642,118)
Net Assets Applicable to 205,488,062 Shares Outstanding – 100.00%			$1,650,485,339

†Non income producing security.
∞Fully or partially pledged as collateral for futures contracts.
≠The rate shown is the effective yield at the time of purchase.

REIT – Real Estate Investment Trust

¤Considered an affiliated company. See Note 2 in “Notes.” Investments in companies considered to be affiliates of the Fund were as follows:

	Balance at	Gross	Gross	Realized Loss	Value	Dividend
Company	Beginning of Period	Additions	Reductions	During the Period	9/30/11	Income
Lincoln National	$783,769	$470,575	$-	$-	$792,175	$4,227
State Street	2,062,084	1,316,709	-	-	2,556,688	30,941
	$2,845,853				$3,348,863

1The following futures contract was outstanding at September 30, 2011:

Futures Contract
		Unrealized
Contract	Notional	Notional	Expiration	Appreciation
to Buy	Cost	Value	Date	(Depreciation)
300 S&P 500 E-mini	$17,708,333	$16,890,000	12/16/11	$(818,333)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 4 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP SSgA S&P 500 Index Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. U.S. government debt and agency securities are valued at the mean between the bid and ask prices. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Transactions with Affiliates
The Fund has investments in Lincoln National, the parent company of Lincoln Investment Advisors Corporation.

3. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$1,759,337,453
Aggregate unrealized appreciation	$100,112,985
Aggregate unrealized depreciation	(206,322,981)
Net unrealized depreciation	$(106,209,996)

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $8,276,374 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $1,350,041 expires in 2016 and $6,926,333 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Total
Common Stock	$1,633,109,194	$-	$1,633,109,194
Short-Term Investments	18,295,394	1,722,869	20,018,263
Total	$1,651,404,588	$1,722,869	$1,653,127,457

Futures Contracts	$(818,333)	$-	$(818,333)

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Futures Contracts – The Fund may use futures in the normal course of pursuing its investment objectives. The Fund uses futures contracts to a limited extent with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

5. Market Risk
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended September 30. 2011. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

6. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP SSgA Small-Cap Index Fund

September 30, 2011

	Number of	Value
	Shares	(U.S. $)
Common Stock – 98.99%
Aerospace & Defense – 1.99%
AAR	19,678	$328,032
†AeroVironment	7,446	209,605
American Science & Engineering	4,605	281,135
†Astronics	5,400	152,550
†Ceradyne	12,457	334,969
Cubic	7,960	310,997
Curtiss-Wright	22,797	657,238
†DigitalGlobe	17,600	341,968
Ducommun	5,900	88,382
†Esterline Technologies	14,857	770,187
†GenCorp	31,750	142,558
†GeoEye	11,038	312,927
HEICO	20,233	996,273
†Hexcel	47,606	1,054,950
†KEYW Holding	6,800	48,348
†Kratos Defense & Security Solutions	17,609	118,332
†LMI Aerospace	3,300	56,298
†Moog Class A	22,212	724,555
National Presto Industries	2,544	221,099
†Orbital Sciences	29,039	371,699
†TASER International	32,437	139,803
†Teledyne Technologies	17,906	874,887
Triumph Group	18,312	892,527
		9,429,319
Air Freight & Logistics – 0.33%
†Air Transport Services Group	28,700	124,271
†Atlas Air Worldwide Holdings	12,957	431,339
Forward Air	14,648	372,792
†HUB Group Class A	18,170	513,665
†Pacer International	20,520	76,950
†Park-Ohio Holdings	2,100	25,221
		1,544,238
Airlines – 0.60%
†Alaska Air Group	17,478	983,837
†Allegiant Travel	7,369	347,301
†Hawaiian Holdings	22,100	93,041
†JetBlue Airways	121,784	499,314
†Republic Airways Holdings	16,847	47,677
SkyWest	26,573	305,855
†Spirit Airlines	8,800	110,000
†US Airways Group	80,600	443,300
		2,830,325
Auto Components – 0.74%
†American Axle & Manufacturing Holdings	33,795	257,856
†Amerigon	9,506	121,011
Cooper Tire & Rubber	31,036	337,982
†Dana Holdings	71,300	748,650
†Dorman Products	4,600	152,168
Drew Industries	8,095	161,738
†Exide Technologies	31,839	127,356
†Fuel Systems Solutions	7,200	138,312
†Modine Manufacturing	23,716	214,867
†Motorcar Parts of America	3,600	29,628
Shiloh Industries	1,800	16,146
Spartan Motors	12,860	53,112
Standard Motor Products	10,600	137,482
†Stoneridge	14,855	77,543
Superior Industries International	9,914	153,171
†Tenneco	29,473	754,804
Tower International	2,300	23,713
		3,505,539
Automobiles – 0.02%
†Winnebago Industries	16,164	111,855
		111,855
Beverages – 0.24%
†Boston Beer Class A	4,144	301,269
†Central European Distribution	39,000	273,390
Coca-Cola Bottling Consolidated	2,491	138,151
†Craft Brewers Alliance	5,900	33,099
†Heckmann	46,900	248,101
MGP Ingredients	3,100	15,717
National Beverage	6,306	95,599
†Primo Water	3,300	18,612
		1,123,938
Biotechnology – 3.62%
†Achillion Pharmaceuticals	20,500	96,760
†Acorda Therapeutics	19,551	390,238
†Affymax	11,870	53,178
†Alkermes	46,547	710,307
†Allos Therapeutics	45,967	84,579
†Alnylam Pharmaceuticals	19,953	131,091
†AMAG Pharmaceuticals	9,119	134,596
†Amicus Therapeutics	6,900	26,496
†Anacor Pharmaceuticals	4,300	24,510
†Anthera Pharmaceuticals	5,300	25,281
†Ardea Biosciences	9,000	140,580
†Arena Pharmaceuticals	68,377	99,147
†Ariad Pharmaceuticals	64,780	569,416
†ArQule	24,137	121,892
†Array Biopharma	34,095	66,826
†Astex Pharmaceuticals	14,500	27,840
†AVEO Pharmaceuticals	16,000	246,240
†AVI BioPharma	78,600	88,032
†BioCryst Pharmaceuticals	5,300	14,628
†BioMimetic Therapeutics	3,990	13,167
†Biosante Pharmaceuticals	58,300	132,924
†BioSpecifics Technologies	1,100	17,754
†Biotime	5,600	24,696
†Cell Therapeutics	105,500	111,830
†Celldex Therapeutics	17,200	39,302
†Cepheid	30,069	1,167,580
†Chelsea Therapeutics International	19,500	71,175
†Cleveland Biolabs	13,300	33,782
†Codexis	7,162	32,730
†Cubist Pharmaceuticals	29,176	1,030,497
†Curis	41,400	130,824
†Cytori Therapeutics	27,700	81,715
†Dusa Pharmaceuticals	7,500	27,750
†Dyax	57,300	72,198
†Dynavax Technologies	65,600	122,016
†Emergent BioSolutions	10,198	157,355
†Enzon Pharmaceuticals	19,798	139,378
†Exact Sciences	27,000	179,010
†Exelixis	63,402	346,175
†Genomic Health	7,098	156,014
†Geron	54,035	114,554
†GTx	10,700	35,845
†Halozyme Therapeutic	41,613	255,504
†Idenix Pharmaceuticals	28,972	144,570
†Immunogen	37,400	409,904
†Immunomedics	35,295	112,944
†Incyte	43,385	606,088
†Infinity Pharmaceuticals	5,200	36,660
†Inhibitex	28,800	70,848
†Insmed	7,200	36,720
†InterMune	24,074	486,295
†Ironwood Pharmaceuticals	25,500	275,400
†Isis Pharmaceuticals	49,846	337,956
†Keryx Biopharmaceuticals	36,900	110,700
†Lexicon Genetics	58,100	53,446
†Ligand Pharmaceuticals Class B	8,928	122,135
†MannKind	41,711	158,085
†Maxygen	13,175	72,067
†Medivation	15,876	269,574
†Metabolix	11,408	49,967
†Micromet	47,400	227,520
†Momenta Pharmaceuticals	23,011	264,627
†Nabi Biopharmaceuticals	10,143	17,040
†Neurocrine Biosciences	26,128	156,245
†Novavax	54,400	87,584
†NPS Pharmaceuticals	43,300	281,883
†Nymox Pharmaceutical	8,000	65,440
†OncoGenex Pharmaceutical	2,900	28,420
†Oncothyreon	22,000	131,560
†ONYX Pharmaceuticals	30,793	924,098
†Opko Health	55,800	241,614
†Orexigen Therapeutics	6,784	13,500
†Osiris Therapeutics	2,660	13,619
PDL BioPharma	69,500	385,725
†Peregrine Pharmaceuticals	13,300	14,497
†Pharmacyclics	23,300	275,639
†PharmAthene	17,000	29,920
†Progenics Pharmaceuticals	16,768	96,248
†Raptor Pharmaceutical	19,500	87,945
†Rigel Pharmaceuticals	34,927	257,063
†Sangamo Biosciences	23,300	101,355
†Savient Pharmaceuticals	37,998	155,792
†SciClone Pharmaceuticals	10,300	39,243
†Seattle Genetics	47,079	897,326
†SIGA Technologies	19,500	63,765
†Spectrum Pharmaceuticals	26,700	203,721
†Syntha Pharmaceuticals	8,906	28,945
†Targacept	14,300	214,500
†Theravance	33,900	682,746
†Vanda Pharmaceuticals	16,100	79,695
†Vical	31,200	77,376
†Zalicus	18,000	17,651
†ZIOPHARM Oncology	30,900	136,269
		17,197,342
Building Products – 0.66%
AAON	9,954	156,776
†Ameresco Class A	6,600	67,056
American Woodmark	5,328	64,522
Ameron International	4,519	383,844
Apogee Enterprises	15,211	130,662
†Builders FirstSource	8,270	10,503
†Gibraltar Industries	16,299	132,348
†Griffon	19,961	163,281
Insteel Industries	6,024	60,662
†NCI Building Systems	6,451	48,770
Quanex Building Products	19,706	215,781
Simpson Manufacturing	20,475	510,442
Smith (A.O.)	18,634	596,846
†Trex	8,235	132,007
Universal Forest Products	9,928	238,768
†USG	35,900	241,607
		3,153,875
Capital Markets – 2.02%
Apollo Investment	95,599	718,905
Arlington Asset Investment Class A	3,700	88,985
Artio Global Investors	16,800	133,728
BGC Partners Class A	38,623	232,897
BlackRock Kelso Capital	36,790	268,567
Calamos Asset Management Class A	10,510	105,205
Capital Southwest	1,341	99,234
†CIFC	6,900	29,877
Cohen & Steers	8,900	255,875
†Cowen Group Class A	39,877	108,067
Diamond Hill Investments Group	1,400	97,146
Duff & Phelps Class A	13,044	139,049
Edelman Financial Group	7,259	46,893
Epoch Holding	7,379	100,133
Evercore Partners Class A	10,723	244,484
†FBR Capital Markets	13,358	31,792
Fifth Street Finance	36,596	341,076
†Financial Engines	19,000	344,090
FXCM Class A	9,500	133,190
GAMCO Investors	3,595	141,607
GFI Group	30,892	124,186
Gladstone Capital	12,030	82,526
Gladstone Investment	12,900	87,720
†Gleacher	19,500	23,205
Golub Capital	6,089	90,423
†Harris & Harris Group	7,000	24,850
Hercules Technology Growth Capital	22,989	195,866
†HFF Class A	15,400	134,596
†International FCStone	7,080	146,981
†Investment Technology Group	21,400	209,506
JMP Group	3,600	20,916
KBW	18,447	254,384
†Knight Capital Group Class A	49,333	599,890
Kohlberg Capital	5,938	34,737
†Ladenburg Thalmann Financial Services	56,900	88,195
Main Street Capital	10,463	185,823
MCG Capital	40,301	159,592
Medallion Financial	8,600	79,980
Medley Capital	5,610	56,549
†MF Global	81,500	336,595
MVC Capital	10,503	109,966
New Mountain Finance	3,550	45,118
NGP Capital Resources	6,610	43,229
Oppenheimer Holdings Class A	4,600	73,784
PennantPark Investment	23,325	208,059
†Piper Jaffray	8,252	147,958
Prospect Energy	54,577	458,993
Pzena Investment Management Class A	1,084	3,556
†Safeguard Scientifics	8,958	134,370
Solar Capital	18,194	366,245
Solar Senior Capital	3,742	53,473
†Stifel Financial	26,265	697,599
SWS Group	17,036	79,899
=†Teton Advisors	19	0
THL Credit	2,500	27,300
TICC Capital	17,607	143,847
Triangle Capital	11,795	179,517
†Virtus Investment Partners	2,284	122,468
Westwood Holdings Group	2,900	100,195
		9,592,896
Chemicals – 2.07%
American Vanguard	11,964	133,518
Arch Chemicals	6,895	323,513
Balchem	14,209	530,138
†Calgon Carbon	28,065	408,907
Chase	1,600	17,200
†Chemtura	47,300	474,419
†Ferro	43,458	267,267
†Flotek Industries	26,300	122,821
Fuller (H.B.)	24,420	444,932
FutureFuel	8,900	92,560
†Georgia Gulf	17,100	236,493
Hawkins	4,600	146,464
Innophos Holdings	10,822	431,473
Innospec	12,000	290,520
KMG Chemicals	1,700	20,944
Koppers Holdings	10,377	265,755
†Kraton Performance Polymers	16,000	258,880
†Landec	15,333	81,572
†LSB Industries	9,165	262,761
Minerals Technologies	9,080	447,372
NewMarket	4,408	669,443
NL Industries	2,091	26,200
Olin	38,980	702,029
†OM Group	15,408	400,146
†Omnova Solutions	25,200	90,216
PolyOne	46,020	492,874
Quaker Chemical	5,300	137,376
Schulman (A.)	15,615	265,299
†Senomyx	23,100	81,081
Sensient Technologies	24,406	794,414
†Spartech	20,823	66,634
Stepan	4,059	272,684
†STR Holdings	12,900	104,619
†TPC Group	5,500	110,440
†Zagg	9,600	95,232
Zep	9,192	138,064
†Zoltek	15,246	98,032
		9,802,292
Commercial Banks – 5.61%
1st Source	6,554	136,520
†1st United Bancorp	10,900	53,737
Alliance Financial	1,800	50,490
†Ameris Bancorp	12,316	107,272
Ames National	2,500	39,075
Arrow Financial	5,474	121,797
Bancfirst	3,694	122,493
Banco Latinoamericano de Exportacions	14,922	227,262
†Bancorp (Delaware)	16,100	115,276
Bancorp (Rhode Island)	1,100	46,629
BancorpSouth	41,500	364,370
Bank of Kentucky Financial	1,800	36,468
Bank of Marin Bancorp	2,400	79,296
Bank of the Ozarks	14,162	296,411
Banner	9,000	115,110
Boston Private Financial Holdings	41,415	243,520
Bridge Bancorp	1,600	29,280
†Bridge Capital Holdings	3,800	38,228
Bryn Mawr Bank	5,100	84,507
Camden National	4,400	119,812
†Cape Bancorp	3,600	25,452
Capital City Bank Group	3,695	38,428
Cardinal Financial	12,600	108,612
Cathay General Bancorp	38,937	443,103
Center Bancorp	3,800	36,670
†Center Financial	20,000	93,800
Centerstate Banks of Florida	12,900	67,467
†Central Pacific Financial	4,500	46,440
Century Bancorp Class A	1,100	25,542
Chemical Financial	14,086	215,657
Citizens & Northern	5,300	78,758
City Holding	6,393	172,547
CNB Financial	4,200	53,844
CoBiz Financial	18,609	83,182
Columbia Banking System	19,909	285,097
Community Bank System	18,260	414,319
Community Trust Bancorp	7,213	167,991
CVB Financial	44,621	343,135
†Eagle Bancorp	10,100	118,877
†Encore Bancshares	2,300	24,518
Enterprise Bancorp	3,000	36,990
Enterprise Financial Services	8,706	118,315
Financial Institutions	6,400	91,264
First Bancorp (Maine)	2,600	32,734
First Bancorp (North Carolina)	7,279	73,081
First Busey	40,341	175,483
First Commonwealth Financial	54,781	202,690
First Community Bancshares	6,601	67,330
†First Connecticut Bancorp	8,600	97,352
First Financial	5,911	162,612
First Financial Bancorp	28,873	398,447
First Financial Bankshares	15,600	408,096
First Interstate Bancsystem	7,100	76,041
First Merchants	14,404	101,548
First Midwest Bancorp	37,672	275,759
First of Long Island	3,300	74,778
FirstMerit	53,621	609,135
FNB	62,601	536,491
German American Bancorp	4,300	69,316
Glacier Bancorp	35,833	335,755
Great Southern Bancorp	4,200	70,476
†Hamptons Road Bankshares	2,900	13,630
Hancock Holding	37,111	993,833
†Hanmi Financial	88,900	73,787
Heartland Financial USA	7,538	106,889
†Heritage Commerce	6,600	25,410
Heritage Financial	6,300	69,552
Home Bancshares	11,405	242,014
Hudson Valley Holding	6,190	107,892
IBERIABANK	14,491	681,946
Independent Bank (Massachusetts)	10,932	237,662
International Bancshares	26,416	347,370
†Investors Bancorp	23,242	293,546
Lakeland Bancorp	9,638	75,369
Lakeland Financial	6,810	140,695
MainSource Financial Group	6,834	59,592
MB Financial	27,121	399,221
Merchants Bancshares	1,200	32,136
†Metro Bancorp	4,000	34,600
Midsouth Bancorp	1,400	15,050
†Nara Bancorp	20,425	123,980
National Bankshares	2,500	60,325
National Penn Bancshares	61,506	431,157
NBT Bancorp	17,343	322,927
Northfiled Bancorp	9,359	123,913
Old National Bancorp	47,075	438,739
†OmniAmerican Bancorp	5,400	73,710
Oriental Financial Group	18,825	182,038
Orrstown Financial Services	1,800	23,130
†Pacific Capital Bancorp	1,300	33,176
Pacific Continental	4,800	34,032
PacWest Bancorp	13,587	189,403
Park National	6,439	340,494
†Park Sterling	8,800	30,096
Penns Woods Bancorp	1,100	36,025
Peoples Bancorp	5,440	59,840
†Pinnacle Financial Partners	13,962	152,744
PrivateBancorp	30,730	231,090
Prosperity Bancshares	22,877	747,620
Renasant	13,211	168,176
Republic Bancorp Class A	5,629	99,690
S&T Bancorp	14,498	234,288
Sandy Spring Bancorp	12,570	183,899
SCBT Financial	5,846	144,279
†Seacoast Banking Corp. of Florida	22,700	33,369
Sierra Bancorp	2,611	23,891
†Signature Bank	22,353	1,066,908
Simmons First National Class A	7,240	157,108
Southside Bancshares	7,022	126,466
†Southwest Bancorp	5,360	22,619
State BanCorp	4,500	47,565
†State Bank Financial	13,100	165,322
StellarOne	10,300	102,485
Sterling Bancorp	11,089	80,506
†Sterling Financial	14,000	173,320
Suffolk Bancorp	2,068	17,206
†Sun Bancorp	11,700	31,005
Susquehanna Bancshares	64,699	353,904
†SVB Financial Group	20,929	774,373
SY Bancorp	5,179	96,433
†Taylor Capital Group	2,500	16,050
†Texas Capital Bancshares	18,494	422,588
Tompkins Financial	3,472	124,228
Tower Bancorp	4,800	100,512
TowneBank	10,200	115,974
Trico Bancshares	5,602	68,737
Trustmark	31,475	571,271
UMB Financial	15,736	504,811
Umpqua Holdings	56,519	496,802
Union First Market Bankshares	9,998	107,179
United Bankshares	24,823	498,694
†United Community Banks	21,461	182,204
Univest Corp. of Pennsylvania	6,515	86,845
†Virginia Commerce Bancorp	6,900	40,503
Washington Banking	5,900	57,407
Washington Trust Bancorp	6,175	122,142
Webster Financial	35,400	541,620
WesBanco	9,724	168,322
West Bancorporation	4,900	41,552
†West Coast Bancorp	8,340	116,760
Westamerica Bancorporation	14,245	545,868
†Western Alliance Bancorp	28,527	156,328
†Wilshire Bancorp	34,429	94,335
Wintrust Financial	17,265	445,610
		26,598,472
Commercial Services & Supplies – 2.58%
ABM Industries	26,157	498,552
†ACCO Brands	28,833	137,533
†American Reprographics	10,751	36,123
†APAC Customer Services	16,800	143,136
†AT Cross Class A	3,000	33,840
Brink's	23,000	536,130
†Casella Waste Systems	6,800	35,768
†Cenveo	25,206	75,870
†Clean Harbors	22,778	1,168,512
†Consolidated Graphics	3,938	143,855
Courier	2,004	13,106
Deluxe	25,401	472,459
†EnergySolutions	42,958	151,642
†EnerNOC	9,887	88,983
Ennis	10,807	141,139
†Fuel-Tech	3,882	22,593
G&K Services Class A	9,554	244,009
†Geo Group	31,788	589,985
Healthcare Services Group	32,776	529,005
†Heritage-Crystal Clean	2,200	39,952
Herman Miller	28,303	505,492
†Higher One Holdings	13,600	221,272
HNI	22,200	424,686
†InnerWorkings	14,425	113,092
Interface Class A	26,322	312,179
Intersections	2,800	35,980
Kimball International Class B	12,823	62,320
Knoll	23,922	327,731
†M&F Worldwide	5,792	142,599
McGrath RentCorp	12,264	291,761
†Metalico	23,000	89,700
Mine Safety Appliances	13,498	363,906
†Mobile Mini	18,440	303,154
Multi-Color	6,149	138,906
Quad Graphics	12,900	233,103
Rollins	31,190	583,565
Schawk	3,185	31,436
†Standard Parking	8,546	133,659
Steelcase Class A	40,200	253,662
†Swisher Hygiene	43,600	176,580
†SYKES Enterprises	21,049	314,683
†Team	10,476	219,786
†Tetra Tech	30,661	574,587
†TMS International Class A	3,900	28,392
†TRC	5,500	16,555
UniFirst	7,074	320,381
United Stationers	22,578	615,251
US Ecology	9,634	149,038
Viad	8,645	146,792
†WCA Waste	5,100	21,624
		12,254,064
Communications Equipment – 2.23%
Adtran	31,501	833,516
†Anaren Microwave	6,632	127,003
†Arris Group	60,782	626,055
†Aruba Networks	41,643	870,755
†Aviat Networks	18,660	43,851
Bel Fuse Class A	6,045	94,242
†BigBand Networks	15,173	19,421
Black Box	7,380	157,563
†Blue Coat Systems	21,761	302,043
†Calix	19,248	150,134
Communications Systems	2,100	27,300
Comtech Telecommunications	13,319	374,131
†DG FastChannel	13,858	234,893
†Digi International	13,337	146,707
†EMCORE	26,300	26,037
†Emulex	44,422	284,301
†Extreme Networks	40,367	106,973
†Finisar	43,700	766,498
†Globecomm Systems	10,000	135,100
†Harmonic	58,301	248,362
†Infinera	52,235	403,254
InterDigital	21,930	1,021,499
†Ixia	16,382	125,650
†KVH Industries	3,300	26,103
†Loral Space & Communications	5,537	277,404
†Meru Networks	2,100	17,115
†NETGEAR	18,117	469,049
†Numerex	4,500	25,020
†Oclaro	27,600	100,464
†Oplink Communications	8,872	134,322
†Opnext	8,953	11,191
†ORBCOMM	11,000	28,050
Plantronics	23,516	669,030
†Powerwave Technologies	85,376	146,847
†Procera Networks	3,600	34,560
†SeaChange International	14,635	112,690
†ShoreTel	24,811	123,559
†Sonus Networks	107,751	233,820
Sycamore Networks	8,459	152,685
†Symmetricom	23,760	103,118
†Tekelec	25,554	154,346
†Viasat	17,852	594,650
†Westell Technologies Class A	15,800	34,128
		10,573,439
Computers & Peripherals – 0.57%
†Avid Technology	15,883	122,934
†Cray	20,186	107,188
†Dot Hill Systems	17,300	26,123
†Electronics for Imaging	23,456	315,952
†Imation	16,514	120,717
†Immersion	12,097	72,340
†Intermec	30,683	200,053
†Intevac	11,982	83,754
†Novatel Wireless	9,352	28,243
†OCZ Technology Group	27,400	132,890
†Quantum	121,033	219,070
Rimage	2,578	32,612
†Silicon Graphics International	15,925	189,826
†STEC	17,174	174,144
†Stratasys	9,146	169,567
†Super Micro Computer	14,038	175,896
†Synaptics	17,042	407,305
Xyratex	13,700	126,999
		2,705,613
Construction & Engineering – 0.75%
†Argan	1,800	18,324
Comfort Systems USA	19,754	164,353
†Dycom Industries	17,745	271,499
EMCOR	32,785	666,520
†Furmanite	20,500	110,905
Granite Construction	19,290	362,073
Great Lakes Dredge & Dock	25,871	105,295
†Insituform Technologies Class A	19,866	230,048
†Layne Christensen	10,000	231,000
†MasTec	27,856	490,544
†Michael Baker	4,642	88,801
†MYR Group	8,300	146,412
†Northwest Pipe	5,039	102,241
†Orion Marine Group	17,000	98,090
†Pike Electric	9,582	64,870
Primoris Services	14,200	148,532
†Sterling Construction	9,100	101,647
Tutor Perini	12,908	148,313
†Unitek Global Services	5,100	25,296
		3,574,763
Construction Materials – 0.17%
Eagle Materials	22,100	367,965
†Headwaters	18,051	25,993
Texas Industries	11,371	360,916
†United States Lime & Minerals	900	35,910
		790,784
Consumer Finance – 0.78%
Advance America Cash Advance Centers	28,155	207,221
Cash America International	14,352	734,249
†Credit Acceptance	3,603	231,889
†DFC Global	21,518	470,168
†Ezcorp Class A	22,928	654,365
†First Cash Financial Services	15,350	643,933
†First Marblehead	15,400	15,708
†Imperial Holdings	7,600	18,240
Nelnet Class A	11,498	215,932
†NetSpend Holdings	10,000	51,400
Nicholas Financial	3,000	29,310
†World Acceptance	7,437	416,100
		3,688,515
Containers & Packaging – 0.16%
†AEP Industries	1,352	30,014
Boise	52,576	271,818
†Graphic Packaging Holding	80,402	277,387
Myers Industries	16,572	168,206
		747,425
Distributors – 0.18%
†Audiovox Class A	4,285	23,525
Core Mark Holding	4,762	145,860
Pool	23,700	620,466
Weyco Group	2,220	49,506
		839,357
Diversified Consumer Services – 1.24%
†American Public Education	8,902	302,668
†Archipelago Learning	3,700	31,080
†Ascent Capital Group Class A	7,200	283,104
†Bridgepoint Education	7,500	130,800
†Cambium Learning Group	6,700	20,033
†Capella Education	8,059	228,714
†Coinstar	15,314	612,561
†Corinthian Colleges	23,647	36,889
†Grand Canyon Education	14,700	237,405
Hillenbrand	30,800	566,720
†K12	13,042	332,049
Lincoln Educational Services	12,578	101,756
Mac-Gray	5,200	67,132
Matthews International Class A	14,663	451,034
National American University Holdings	3,000	21,480
Regis	28,699	404,369
Sotheby's	32,837	905,317
†Steiner Leisure	7,559	308,180
Stewart Enterprises Class A	40,531	241,159
Strayer Education	6,000	460,020
†Universal Technical Institute	11,233	152,656
		5,895,126
Diversified Financial Services – 0.47%
Compass Diversified Holdings	20,480	249,446
†Encore Capital Group	6,875	150,219
†Gain Capital Holdings	2,500	15,725
MarketAxess Holdings	14,240	370,525
†Marlin Business Services	2,300	24,380
†NewStar Financial	14,764	137,896
†PHH	27,844	447,732
†PICO Holdings	11,575	237,403
†Portfolio Recovery Associates	8,423	524,079
†Primus Guaranty	11,061	58,291
		2,215,696
Diversified Telecommunications Services – 0.80%
†8x8	33,000	134,310
AboveNet	11,400	611,041
Alaska Communications Systems Group	23,666	155,249
Atlantic Tele-Network	4,969	163,381
†Cbeyond	15,038	106,168
†Cincinnati Bell	100,195	309,603
†Cogent Communications Group	23,165	311,569
Consolidated Communications Holdings	13,944	251,689
†FairPoint Communications	6,300	27,090
†General Communication Class A	17,062	139,908
†Global Crossing	15,319	366,277
†Globalstar	18,800	7,689
HickoryTech	4,100	39,442
IDT Class B	7,400	150,960
†InContact	9,500	32,775
†Iridium Communications	22,900	141,980
†Neutral Tandem	16,470	159,430
†PAETEC Holding	62,732	331,852
†Premiere Global Services	21,819	140,078
SureWest Communications	4,200	43,974
†Towerstream	10,200	26,112
†Vonage Holdings	57,100	148,460
		3,799,037
Electric Utilities – 1.64%
ALLETE	15,655	573,443
Central Vermont Public Service	6,928	243,935
Cleco	29,672	1,013,002
El Paso Electric	20,632	662,081
Empire District Electric	20,807	403,240
Idacorp	24,182	913,596
MGE Energy	11,449	465,631
Otter Tail	18,058	330,461
PNM Resources	42,533	698,817
Portland General Electric	36,696	869,328
UIL Holdings	24,715	813,865
Unisource Energy	18,011	650,017
UNITIL	4,800	123,264
		7,760,680
Electrical Equipment – 1.26%
†A123 Systems	45,700	157,208
†Active Power	23,800	30,702
Acuity Brands	21,084	759,867
†American Superconductor	23,771	93,420
AZZ	6,310	244,639
Belden	23,263	599,953
Brady Class A	23,289	615,528
†Broadwind Energy	23,100	7,394
†Capstone Turbine	106,800	106,800
†Coleman Cable	4,000	33,840
Encore Wire	9,650	198,597
†Ener1	17,300	2,370
†EnerSys	24,812	496,736
Franklin Electric	11,549	418,998
†FuelCell Energy	39,067	32,812
†Generac Holdings	12,700	238,887
†Global Power Equipment Group	8,200	190,814
†II-VI	25,638	448,665
LSI Industries	12,547	78,168
†Powell Industries	4,684	145,063
†PowerSecure International	4,900	23,177
Preformed Line Products	679	31,098
†SatCon Technology	30,100	28,595
†Thermon Group Holdings	3,100	42,842
†Valence Technology	39,100	40,664
Vicor	10,921	95,559
Woodward	29,952	820,686
		5,983,082
Electronic Equipment, Instruments & Components – 2.33%
†Aeroflex Holding	11,095	100,965
†Agilysys	10,376	73,981
†Anixter International	14,150	671,276
†Benchmark Electronics	30,312	394,359
†Brightpoint	34,236	315,314
†Checkpoint Systems	20,282	275,430
Cognex	20,417	553,505
†Coherent	12,400	532,704
†CSR ADR	2,192	28,452
CTS	18,172	147,738
Daktronics	18,214	156,276
DDi	4,700	34,028
†DTS	8,862	220,043
†Echelon	15,174	106,370
Electro Rent	8,282	114,374
†Electro Scientific Industries	11,920	141,729
†eMagin	9,000	23,670
†Fabrinet	10,700	200,090
†FARO Technologies	8,198	258,647
=†Gerber Scientific	6,600	0
†GSI Group	14,100	108,288
†Identive Group	20,100	39,999
†Insight Enterprises	23,183	350,991
†KEMET	18,200	130,130
†LeCroy	4,900	38,710
Littelfuse	11,270	453,167
†Maxwell Technologies	14,300	263,263
†Measurement Specialties	6,208	161,160
†Mercury Computer Systems	15,568	179,032
Methode Electronics	15,798	117,379
†Microvision	23,000	15,642
MTS Systems	7,888	241,688
†Multi-Fineline Electronix	5,060	100,896
†NeoPhotonics	5,100	35,088
†Newport	19,455	210,309
†OSI Systems	9,518	319,043
Park Electrochemical	11,087	236,929
†PC Connection	4,072	32,495
†Plexus	17,593	397,954
†Power-One	30,110	135,495
Pulse Electronics	9,493	27,150
†RadiSys	6,842	41,873
Richardson Electronics	7,800	106,158
†Rofin-Sinar Technologies	14,302	274,598
†Rogers	7,979	312,218
†Sanmina-SCI	40,700	271,876
†ScanSource	13,420	396,695
†Synnex	12,663	331,771
†TTM Technologies	26,345	250,541
†Universal Display	18,742	898,490
†Viasystems Group	1,700	29,903
†Vishay Precision Group	7,000	92,260
†X-Rite	6,300	23,499
†Zygo	8,867	102,503
		11,076,144
Energy Equipment & Services – 1.88%
†Basic Energy Services	12,305	174,239
Bristow Group	17,781	754,448
†C&J Energy Services	5,800	95,352
†Cal Dive International	52,375	100,036
†Complete Production Services	38,373	723,331
†Dawson Geophysical	3,511	82,789
†Dril-Quip	16,667	898,518
†Exterran Holdings	32,000	311,040
†Global Geophysical Services	6,300	50,211
†Global Industries	45,200	357,984
Gulf Island Fabrication	7,495	154,997
†Gulfmark Offshore	11,818	429,466
†Helix Energy Solutions Group	51,800	678,580
†Hercules Offshore	59,100	172,572
†Hornbeck Offshore Services	11,574	288,308
†ION Geophysical	65,330	309,011
†Key Energy Services	60,900	577,941
Lufkin Industries	14,884	791,978
†Matrix Service	14,079	119,812
†Mitcham Industries	6,700	75,040
†Natural Gas Services Group	7,000	89,810
†Newpark Resources	45,281	275,761
†OYO Geospace	2,272	127,891
†Parker Drilling	58,827	258,251
†PHI	6,558	125,520
†Pioneer Drilling	30,804	221,173
†RigNet	2,800	44,884
†Tesco	15,500	179,800
†TETRA Technologies	38,400	296,448
†Union Drilling	3,677	17,282
†Vantage Drilling	77,500	96,875
†Willbros Group	13,494	56,270
		8,935,618
Food & Staples Retailing – 1.11%
Andersons	9,360	315,058
Arden Group	200	15,900
Casey's General Stores	18,491	807,132
†Fresh Market	13,900	530,424
Ingles Markets Class A	7,336	104,465
Nash Finch	5,020	135,189
†Pantry	12,278	148,932
PriceSmart	8,763	546,110
†Rite Aid	296,900	290,962
Ruddick	23,917	932,523
Spartan Stores	9,588	148,422
†Susser Holdings	4,600	91,678
†United Natural Foods	23,563	872,774
Village Super Market Class A	1,814	43,427
Weis Markets	4,578	169,661
†Winn Dixie Stores	23,235	137,551
		5,290,208
Food Products – 1.58%
Alico	1,209	23,745
B&G Foods Class A	23,800	396,984
Calavo Growers	6,400	131,328
Cal-Maine Foods	5,883	184,903
†Chiquita Brands International	19,032	158,727
†Darling International	57,041	718,146
Diamond Foods	10,700	853,753
†Dole Food	18,700	187,000
Farmer Brothers	1,800	9,918
Fresh Del Monte Produce	18,185	421,892
Griffin Land & Nurseries	400	10,272
†Hain Celestial Group	17,687	540,338
†Harbinger Group	2,900	14,703
Imperial Sugar	4,212	27,125
J&J Snack Foods	7,180	344,999
Lancaster Colony	9,271	565,624
†Lifeway Foods	1,100	11,737
Limoneira	2,100	29,988
†Omega Protein	10,600	96,248
†Pilgrim's Pride	28,800	122,976
Sanderson Farms	10,992	522,120
†Seneca Foods Class A	5,100	100,980
†Smart Balance	31,600	186,440
Snyder's-Lance	23,406	488,015
Tootsie Roll Industries	12,011	289,705
†TreeHouse Foods	17,295	1,069,523
		7,507,189
Gas Utilities – 1.43%
Chesapeake Utilities	4,929	197,702
Laclede Group	11,099	430,086
New Jersey Resources	20,106	855,912
NICOR	22,106	1,216,051
Northwest Natural Gas	13,139	579,430
Piedmont Natural Gas	34,870	1,007,394
South Jersey Industries	14,698	731,226
Southwest Gas	22,387	809,738
WGL Holdings	24,953	974,914
		6,802,453
Health Care Equipment & Supplies – 3.25%
†Abaxis	11,376	260,624
†ABIOMED	16,476	181,730
†Accuray	28,650	115,173
†Align Technology	30,196	458,073
†Alimera Sciences	2,200	17,600
†Alphatec Holdings	14,500	30,595
Analogic	6,351	288,399
†AngioDynamics	13,082	171,897
†Antares Pharma	48,500	112,520
†Arthrocare	13,600	391,272
†AtriCure	4,200	40,908
Atrion	693	143,721
BIOLASE Technology	8,686	26,058
Cantel Medical	5,743	121,292
†Cardiovascular Systems	4,000	45,560
†Cerus	10,300	21,836
†Conceptus	13,419	140,497
†Conmed	14,170	326,052
†CryoLife	9,389	42,157
†Cyberonics	14,086	398,634
†Cynosure Class A	6,086	61,408
†Delcath Systems	27,000	90,180
†DexCom	33,400	400,800
†DynaVox Class A	2,400	8,640
†Endologix	25,100	252,004
†Exactech	2,200	30,976
†Greatbatch	11,884	237,799
†Haemonetics	12,603	737,023
†Hansen Medical	26,277	87,240
†Heartware International	6,000	386,460
†ICU Medical	5,268	193,862
†Insulet	22,896	349,393
†Integra LifeSciences Holdings	10,344	370,005
Invacare	14,342	330,440
†IRIS International	7,300	65,481
†Kensey Nash	4,656	114,072
†MAKO Surgical	15,700	537,254
Masimo	25,776	558,050
†Medical Action Industries	3,340	16,867
Meridian Bioscience	20,502	322,701
†Merit Medical Systems	21,138	277,753
†Natus Medical	12,654	120,340
†Neogen	11,550	401,016
†Neoprobe	50,500	149,480
†NuVasive	19,678	335,903
†NxStage Medical	22,201	463,113
†OraSure Technologies	24,484	194,893
†Orthofix International	9,110	314,386
†Palomar Medical Technologies	10,938	86,191
†Quidel	11,958	195,752
†Rockwell Medical Technologies	4,700	38,352
†RTI Biologics	30,988	101,951
†Solta Medical	15,700	19,625
†SonoSite	7,121	216,051
†Spectranetics	18,655	133,197
†Staar Surgical	15,800	123,240
†Stereotaxis	6,871	7,627
STERIS	28,899	845,875
†SurModics	4,751	43,234
†Symmetry Medical	19,433	150,023
†Synergetics USA	7,000	37,730
†Synovis Life Technologies	6,400	106,880
†Tornier	5,800	118,842
†Unilife	21,700	91,140
†Uroplasty	6,300	30,555
†Vascular Solutions	9,400	107,630
†Volcano	25,485	755,121
West Pharmaceutical Services	16,478	611,334
†Wright Medical Group	19,755	353,219
Young Innovations	3,200	91,200
†Zoll Medical	10,833	408,837
		15,415,743
Health Care Providers & Services – 3.00%
†Accretive Health	19,800	420,354
†Air Methods	5,685	361,964
†Alliance HealthCare Services	9,548	10,885
†Almost Family	2,300	38,249
†Amedisys	15,051	223,056
†American Dental Partners	8,900	85,974
†AMN Healthcare Services	12,980	52,050
†Amsurg	15,633	351,743
Assisted Living Concepts Class A	8,716	110,432
†Bio-Reference Labs	13,100	241,171
†BioScrip	22,100	140,556
†Capital Senior Living	15,467	95,431
†CardioNet	5,000	15,000
†Centene	24,393	699,347
Chemed	10,478	575,871
†Chindex International	3,100	27,311
†Continucare	18,200	116,116
†CorVel	3,308	140,590
†Cross Country Healthcare	7,425	31,037
†Emeritus	15,565	219,467
Ensign Group	6,900	159,459
†ExamWorks Group	11,400	116,052
†Five Star Quality Care	25,500	63,750
†Gentiva Health Services	16,900	93,288
†Hanger Orthopedic Group	16,900	319,241
†HealthSouth	46,296	691,199
†HealthSpring	32,863	1,198,185
†Healthways	14,117	138,770
†HMS Holdings	41,211	1,005,136
†IPC the Hospitalist	8,204	292,801
†Kindred Healthcare	26,152	225,430
Landauer	5,114	253,348
†LHC Group	8,418	143,611
†Magellan Health Services	15,690	757,827
†MedCath	10,779	149,613
†MedQuist Holdings	17,100	129,276
†Metropolitan Health Networks	22,900	103,966
†Molina Healthcare	14,451	223,123
†MWI Veterinary Supply	6,198	426,546
National Healthcare	4,273	138,018
National Research	200	6,628
Owens & Minor	31,111	886,041
†PharMerica	12,622	180,116
†Providence Service	6,409	68,256
†PSS World Medical	27,209	535,745
†RadNet	9,500	23,180
†Select Medical Holdings	23,600	157,412
†Skilled Healthcare Group	4,712	17,010
†Sun Healthcare Group	6,786	18,322
†Sunrise Senior Living	23,791	110,152
Team Health Holdings	14,300	234,806
†Triple-S Management Class B	10,403	174,250
U.S. Physical Therapy	6,500	120,380
Universal American	16,824	169,249
†Vanguard Health Systems	14,700	149,352
†Wellcare Health Plans	20,700	786,186
		14,222,328
Health Care Technology – 0.69%
†athenahealth	17,014	1,013,183
Computer Programs & Systems	5,527	365,611
†Epocrates	2,700	24,327
†HealthStream	9,400	120,602
†MedAssets	24,283	233,360
†Medidata Solutions	8,900	146,316
†Merge Healthcare	27,400	166,866
†Omnicell	14,006	193,003
Quality Systems	9,471	918,687
†Transcend Services	3,200	72,128
		3,254,083
Hotels, Restaurants & Leisure – 2.70%
†AFC Enterprises	10,474	123,907
Ambassadors Group	4,030	23,092
Ameristar Casinos	16,281	261,310
†Benihana Class A	4,100	35,301
†Biglari Holdings	630	186,726
†BJ's Restaurants	11,901	524,953
Bob Evans Farms	15,036	428,827
†Boyd Gaming	28,900	141,610
†Bravo Brio Restaurant Group	10,100	168,064
†Buffalo Wild Wings	8,980	537,004
†Caribou Coffee	6,000	70,920
†Carrols Restaurant Group	2,700	24,030
CEC Entertainment	10,002	284,757
†Cheesecake Factory	28,200	695,130
Churchill Downs	6,402	249,870
Cracker Barrel Old Country Store	11,372	455,790
†Denny's	51,536	171,615
†DineEquity	7,800	300,222
†Domino's Pizza	30,091	819,981
Einstein Noah Restaurant Group	2,400	30,792
†Gaylord Entertainment	17,770	343,672
International Speedway Class A	14,800	338,032
†Interval Leisure Group	20,600	274,392
†Isle of Capri Casinos	4,545	21,998
†Jack in the Box	22,998	458,120
†Jamba	15,500	19,995
†Krispy Kreme Doughnuts	31,243	213,077
†Life Time Fitness	20,732	763,975
†Luby's	6,700	27,470
Marcus	11,412	113,549
†McCormick & Schmick's Seafood Restaurants	3,600	24,912
†Monarch Casino & Resort	2,757	26,963
†Morgans Hotel Group	5,868	35,149
†Multimedia Games	6,300	25,452
†O'Charleys	11,341	67,366
†Orient-Express Hotels Class A	47,800	330,298
P.F. Chang's China Bistro	11,421	311,108
†Papa John's International	10,003	304,091
†Peet's Coffee & Tea	6,375	354,705
†Pinnacle Entertainment	30,868	280,281
†Red Lion Hotels	4,400	29,524
†Red Robin Gourmet Burgers	6,708	161,596
†Ruby Tuesday	33,150	237,354
†Ruth's Hospitality Group	12,477	53,526
†Scientific Games	30,100	214,312
†Shuffle Master	27,923	234,832
Six Flags Entertainment	20,500	568,260
†Sonic	31,291	221,227
Speedway Motorsports	6,828	82,482
Texas Roadhouse	31,246	413,072
†Town Sports International Holding	6,300	45,738
Vail Resorts	17,624	666,011
		12,796,440
Household Durables – 0.78%
American Greetings Class A	20,092	371,702
†Beazer Homes USA	19,957	30,135
Blyth	2,755	152,765
†Cavco Industries	3,000	103,320
†Central Garden & Pet Class A	24,763	175,322
CSS Industries	3,404	56,779
Ethan Allen Interiors	12,585	171,282
†Furniture Brands International	14,381	29,625
†Helen of Troy	15,332	385,140
†Hovnanian Enterprises Class A	24,255	29,591
†iRobot	11,933	300,234
KB Home	33,300	195,138
†La-Z-Boy	26,765	198,329
†Libbey	7,200	75,888
Lifetime Brands	2,400	23,136
†M/I Homes	10,921	65,635
MDC Holdings	18,800	318,472
†Meritage Homes	14,320	216,805
Ryland Group	22,700	241,755
†Sealy	9,182	13,589
†Skullcandy	4,700	66,411
Skyline	1,622	15,490
†Spectrum Brands Holdings	8,600	203,132
†Standard Pacific	57,278	141,477
†Universal Electronics	8,114	132,988
		3,714,140
Household Products – 0.08%
Oil-Dri Corp. of America	1,600	29,728
WD-40	8,487	338,122
		367,850
Independent Power Producers & Energy Traders – 0.18%
Atlantic Power	33,900	481,041
†Dynegy	52,100	214,652
Ormat Technologies	9,600	154,368
		850,061
Industrial Conglomerates – 0.21%
Raven Industries	8,960	431,872
Seaboard	157	282,912
Standex International	5,246	163,308
Tredegar	9,894	146,728
		1,024,820
Insurance – 2.76%
Alterra Capital Holdings	44,213	838,721
American Equity Investment Life Holding	30,129	263,629
†American Safety Insurance Holdings	5,200	95,680
†Amerisafe	7,823	144,021
Amtrust Financial Services	12,216	271,928
Argo Group International Holdings	13,685	388,243
Baldwin & Lyons Class B	3,218	68,769
†Citizens	17,522	112,316
†CNO Financial Group	108,800	588,608
Crawford Class B	10,340	55,422
Delphi Financial Group	23,814	512,477
Donegal Group Class A	2,953	35,554
†eHealth	11,468	156,653
EMC Insurance Group	1,105	20,332
Employers Holdings	19,739	251,870
†Enstar Group	3,408	324,544
FBL Financial Group Class A	6,717	178,807
First American Financial	51,400	657,920
Flagstone Reinsurance Holdings	27,310	211,653
†FPIC Insurance Group	4,346	181,837
†Global Indemnity	7,356	125,640
†Greenlight Capital Re Class A	14,124	292,932
†Hallmark Financial Service	3,275	24,137
Harleysville Group	5,180	304,895
†Hilltop Holdings	20,963	151,143
Horace Mann Educators	20,335	232,022
Infinity Property & Casualty	6,220	326,426
Kansas City Life Insurance	2,512	77,545
Maiden Holdings	20,900	154,451
Meadowbrook Insurance Group	22,660	201,901
Montpelier Re Holdings	30,812	544,756
†National Financial Partners	22,365	244,673
National Interstate	3,491	76,732
National Western Life Insurance Class A	913	123,712
†Navigators Group	5,441	235,051
OneBeacon Insurance Group Class A	11,700	159,588
†Phoenix Companies	64,287	78,430
Platinum Underwriters Holdings	18,338	563,894
Presidential Life	10,496	86,277
Primerica	17,100	368,676
ProAssurance	14,904	1,073,387
RLI	9,004	572,474
Safety Insurance Group	6,503	246,008
SeaBright Insurance Holdings	5,380	38,736
Selective Insurance Group	26,889	350,901
State Auto Financial	7,274	95,653
Stewart Information Services	10,554	93,297
Symetra Financial	33,900	276,285
Tower Group	18,271	417,675
United Fire & Casualty	11,248	198,977
Universal Insurance Holdings	4,100	15,785
		13,111,043
Internet & Catalog Retail – 0.40%
†1-800-FLOWERS.com Class A	3,982	9,238
†Blue Nile	6,613	233,307
†GeekNet	1,400	28,308
HSN	19,600	649,348
NutriSystem	14,200	171,962
†Orbitz Worldwide	7,077	15,357
†Overstock.com	3,333	30,897
PetMed Express	11,934	107,406
†Shutterfly	14,566	599,828
†US Auto Parts Network	4,900	24,843
†ValueVision Media Class A	11,800	27,848
		1,898,342
Internet Software & Services – 1.88%
†Active Network	6,900	101,775
†Ancestry.com	15,600	366,600
†Bankrate	11,100	168,831
†comScore	14,339	241,899
†Constant Contact	14,954	258,555
†Cornerstone OnDemand	3,400	42,636
†DealerTrack Holdings	20,580	322,489
†Demand Media	3,600	28,800
†Dice Holdings	21,649	169,295
†Digital River	19,865	411,801
EarthLink	54,833	358,059
†Envestnet	6,900	69,000
†ICG Group	15,673	144,348
†infospace	15,869	132,665
†Internap Network Services	28,289	139,182
†IntraLinks Holdings	17,000	127,670
j2 Global Communications	22,564	606,971
Keynote Systems	6,030	127,414
†KIT Digital	15,100	126,840
†Limelight Networks	30,177	71,218
†Liquidity Services	9,500	304,665
†LivePerson	26,600	264,670
†LogMeIn	10,200	338,742
†LoopNet	8,815	151,001
Marchex Class B	11,908	101,218
ModusLink Global Solutions	24,692	86,175
†Move	84,257	122,173
NIC	31,968	366,034
†OpenTable	11,500	529,115
†Openwave Systems	54,600	85,176
†Perficient	13,393	98,037
†QuinStreet	14,600	151,110
RealNetworks	12,013	101,270
†Responsys	2,900	31,262
†RightNow Technologies	12,308	406,779
†Saba Software	15,800	91,008
†SciQuest	6,900	103,086
†SPS Commerce	4,900	79,821
Stamps.com	5,881	120,208
†support.com	13,400	26,532
†TechTarget	4,900	27,979
†Travelzoo	1,800	39,582
United Online	38,545	201,590
†ValueClick	38,716	602,420
†Vocus	9,168	153,656
†Web.com Group	15,700	109,586
†XO Group	13,966	114,102
†Zix	36,500	97,455
		8,920,500
IT Services – 1.97%
†Acxiom	40,400	429,856
†CACI International Class A	14,777	737,963
†Cardtronics	21,232	486,637
Cass Information Systems	4,474	138,918
†CGS Systems International	18,577	234,813
†CIBER	35,821	108,538
†Computer Task Group	8,600	96,062
†Convergys	52,000	487,760
†Dynamics Research	2,800	24,976
†Echo Global Logistics	3,700	49,210
†Euronet Worldwide	25,522	401,716
†ExlService Holdings	6,742	148,324
Forrester Research	7,854	255,334
†Global Cash Access Holdings	30,897	79,096
†Hackett Group	7,100	26,483
Heartland Payment Systems	19,151	377,658
Henry (Jack) & Associates	41,932	1,215,190
iGate	16,135	186,198
†Lionbridge Technologies	35,100	86,346
Mantech International Class A	11,629	364,918
MAXIMUS	17,058	595,324
†MoneyGram International	46,200	107,646
†NCI Class A	1,600	19,088
†Ness Technologies	18,000	137,880
†PRGX Global	6,000	28,320
Sapient	53,870	546,242
†ServiceSource International	3,000	39,630
Syntel	7,676	331,526
†TeleTech Holdings	13,054	198,943
†TNS	13,054	245,415
†Unisys	21,560	338,276
†Virtusa	8,256	108,979
†Wright Express	18,839	716,636
		9,349,901
Leisure Equipment & Products – 0.39%
†Artic Cat	6,800	98,532
†Black Diamond	6,200	40,424
Brunswick	43,700	613,548
Callaway Golf	27,045	139,823
†Eastman Kodak	133,600	104,221
JAKKS Pacific	13,880	263,026
†Johnson Outdoors Class A	2,000	30,760
†LeapFrog Enterprises	27,881	93,959
†Marine Products	1,434	4,904
†Smith & Wesson Holding	33,664	84,833
†Steinway Musical Instruments	3,792	81,756
Sturm Ruger	9,500	246,810
†Summer Infant	4,200	27,720
		1,830,316
Life Sciences Tools & Services – 0.44%
†Affymetrix	36,645	179,561
†Albany Molecular Research	7,815	22,038
†Caliper Life Sciences	19,900	208,353
†Cambrex	10,518	53,011
†Complete Genomics	3,300	19,371
†Enzo Biochem	7,599	19,529
†eResearch Technology	26,621	118,730
†Fluidigm	3,600	50,148
†Furiex Pharmaceuticals	6,400	91,072
†Harvard Bioscience	7,200	30,384
†Luminex	18,815	417,129
Medtox Scientific	2,400	31,416
†Pacific Biosciences of California	18,700	60,027
†Parexel International	28,992	548,818
†Sequenom	50,200	255,518
		2,105,105
Machinery – 3.01%
†3D Systems	21,040	294,350
†Accuride	21,300	109,056
Actuant Class A	33,633	664,252
Alamo Group	4,400	91,476
Albany International	13,980	255,135
†Altra Holdings	10,971	126,934
†American Railcar Industries	6,186	95,141
Ampco-Pittsburgh	4,870	99,592
†Astec Industries	9,995	292,654
Badger Meter	7,675	222,038
Barnes Group	26,743	514,803
†Blount International	24,317	324,875
Briggs & Stratton	25,184	340,236
Cascade	4,825	161,107
†Chart Industries	14,444	609,103
CIRCOR International	8,701	255,548
CLARCOR	24,457	1,012,030
†Colfax	12,400	251,224
†Columbus McKinnon	10,484	114,905
†Commercial Vehicle Group	16,200	106,434
Douglas Dynamics	10,000	127,800
Dynamic Materials	7,159	112,754
†Energy Recovery	13,400	40,334
†EnPro Industries	10,326	306,476
ESCO Technologies	13,259	338,105
Federal Signal	34,999	154,696
†Flow International	11,483	25,377
†Force Protection	31,545	121,448
†FreightCar America	6,650	95,827
Gorman-Rupp	6,357	156,954
Graham	4,600	76,544
†Greenbrier Companies	9,838	114,613
†Hurco Companies	1,900	38,570
John Bean Technologies	11,900	169,694
†Kadant	6,641	117,944
Kaydon	16,118	462,264
LB Foster Class A	5,157	114,640
Lindsay	6,299	338,886
†Lydall	9,700	86,330
†Meritor	47,229	333,437
Met-Pro	3,700	31,746
†Middleby	9,215	649,289
Miller Industries	6,400	111,040
Mueller Industries	18,471	712,796
Mueller Water Products Class A	81,134	201,212
NACCO Industries Class A	2,423	153,618
†NN	5,000	25,250
†Omega Flex	497	6,610
†PMFG	7,200	113,544
†RBC Bearings	10,957	372,428
Robbins & Myers	19,219	667,091
†Sauer-Danfoss	4,832	139,645
Sun Hydraulics	10,225	208,386
†Tecumseh Products Class A	5,164	37,646
Tennant	9,579	338,809
Titan International	20,855	312,825
†Trimas	13,784	204,692
Twin Disc	3,644	97,185
†Wabash National	29,200	139,284
Watts Water Technologies Class A	14,984	399,324
†Xerium Technologies	6,500	68,055
		14,264,061
Marine – 0.05%
Baltic Trading	4,100	19,065
†Eagle Bulk Shipping	14,949	23,470
†Excel Maritime Carriers	10,100	21,008
†Genco Shipping & Trading	16,366	127,818
International Shipholding	1,500	27,735
†Ultrapetrol (Bahamas)	4,077	9,255
		228,351
Media – 1.27%
Arbitron	13,459	445,224
Belo (A.H.) Class A	4,800	20,160
Belo Class A	49,093	240,065
†Central European Media Enterprises Class A	14,800	115,588
Cinemark Holdings	45,219	853,734
†Crown Media Holdings Class A	6,396	9,146
†Cumulus Media Class A	6,200	17,608
†Entercom Communications Class A	14,400	75,600
†Entravision Communications Class A	12,900	13,158
†EW Scripps	18,300	127,917
†Fisher Communications	4,841	108,148
†Global Sources	5,967	40,397
†Gray Television	12,800	19,968
Harte-Hanks	18,900	160,272
†InterCLICK	6,200	34,410
†Journal Communications Class A	17,738	52,682
†Knology	15,567	202,060
†Lin TV Class A	6,984	15,225
†Lions Gate Entertainment	23,700	163,530
†Live Nation	69,391	555,822
†Martha Stewart Living Omnimedia Class A	6,454	20,136
†McClatchy Class A	14,700	19,698
MDC Partners Class A	10,400	149,968
Meredith	18,000	407,520
National CineMedia	27,547	399,707
†New York Times Class A	67,700	393,337
†Nexstar Broadcasting Group	4,800	31,728
†Outdoor Channel Holdings	3,100	17,732
†ReachLocal	5,900	64,133
†Rentrak	5,700	71,763
†Saga Communications Class A	1,100	32,461
Scholastic	13,354	374,313
Sinclair Broadcasting Group Class A	26,338	188,843
†Valassis Communications	24,186	453,246
Value Line	130	1,494
†Westwood One	800	2,904
World Wrestling Entertainment Class A	14,754	131,458
		6,031,155
Metals & Mining – 1.54%
†AM Castle	9,401	102,847
AMCOL International	12,227	293,326
†Century Aluminum	26,100	233,334
†Coeur d'Alene Mines	43,448	931,524
†General Moly	23,925	69,383
Globe Specialty Metals	31,200	453,024
Gold Resource	14,300	238,095
†Golden Minerals	14,500	107,880
†Golden Star Resources	129,500	240,870
†Handy & Harman	2,700	27,243
Haynes International	6,185	268,738
†Hecla Mining	135,670	727,191
†Horsehead Holding	18,131	134,532
†Jaguar Mining	42,700	200,690
Kaiser Aluminum	8,100	358,668
†Materion	10,300	233,604
†Metals USA Holdings	2,900	25,955
†Midway Gold	46,500	93,465
†Noranda Aluminium Holding	12,300	102,705
Olympic Steel	5,151	87,258
†Paramount Gold & Silver	62,300	147,028
†Revett Minerals	12,100	46,706
†RTI International Metals	15,094	351,992
†Stillwater Mining	50,381	428,239
†Suncoke Energy	6,400	70,400
†Thompson Creek Metals	75,100	455,857
†U.S. Gold	52,900	212,129
†Universal Stainless & Alloy	3,874	98,477
†US Energy (Wyoming)	7,000	16,170
†Vista Gold	37,700	125,918
Worthington Industries	28,607	399,640
		7,282,888
Multiline Retail – 0.26%
†99 Cents Only Stores	23,234	427,970
Bon-Ton Stores	3,100	15,407
Fred's Class A	20,393	217,389
†Gordmans Stores	2,500	29,925
†Saks	56,900	497,876
†Tuesday Morning	15,618	54,975
		1,243,542
Multi-Utilities – 0.47%
Avista	28,217	672,975
Black Hills	19,333	592,363
CH Energy Group	7,757	404,683
NorthWestern	17,866	570,640
		2,240,661
Oil, Gas & Consumable Fuels – 4.28%
†Abraxas Petroleum	43,800	115,632
Alon USA Energy	2,540	15,570
†Amyris	9,200	186,208
Apco Oil & Gas International	4,544	338,164
†Approach Resources	11,554	196,302
†ATP Oil & Gas	22,567	173,992
Berry Petroleum Class A	25,061	886,658
†Bill Barrett	22,991	833,194
†BPZ Resources	43,721	121,107
†Callon Petroleum	14,000	54,180
†CAMAC Energy	12,100	7,260
†Carrizo Oil & Gas	19,197	413,695
†Cheniere Energy	41,800	215,270
†Clayton Williams Energy	2,566	109,850
†Clean Energy Fuels	24,937	277,299
†Cloud Peak Energy	30,000	508,500
†Comstock Resources	23,600	364,856
†Contango Oil & Gas	6,131	335,427
†Crimson Exploration	12,600	27,090
Crosstex Energy	20,797	280,344
†CVR Energy	42,642	901,452
Delek US Holdings	7,867	88,661
DHT Maritime	23,726	48,401
†Endeavor International	15,986	127,568
†Energy Partners	12,000	132,840
†Energy XXI Bermuda	36,700	787,215
†Evolution Petroleum	4,200	29,652
Frontline	21,400	103,790
†FX Energy	21,783	89,964
†Gastar Exploration	31,500	94,500
General Maritime	19,755	5,136
†GeoResources	10,400	185,016
†Gevo	2,700	15,039
†GMX Resources	19,260	43,720
Golar LNG	19,637	624,064
†Goodrich Petroleum	10,628	125,623
†Green Plains Renewable Energy	11,400	106,362
†Gulfport Energy	20,514	496,029
†Harvest Natural Resources	14,396	123,374
†Houston America Energy	8,700	119,712
†Hyperdynamics	77,900	288,230
†Isramco	300	17,337
†James River Coal	14,400	91,728
†KiOR Class A	5,200	107,848
Knightsbridge Tankers	9,151	151,449
†Kodiak Oil & Gas	102,900	536,109
†L&L Energy	4,300	11,610
†Magnum Hunter Resources	56,900	188,339
†McMoRan Exploration	48,252	479,142
†Miller Energy Resources	11,200	29,568
Nordic American Tanker Shipping	23,518	331,604
†Northern Oil & Gas	31,000	601,090
†Oasis Petroleum	29,100	649,803
Overseas Shipholding Group	11,800	162,132
Panhandle Oil & Gas Class A	3,200	90,784
†Patriot Coal	44,900	379,854
Penn Virginia	18,785	104,632
†Petroleum Development	11,920	231,129
†Petroquest Energy	28,892	158,906
†Rentech	123,200	96,121
†Resolute Energy	23,300	264,688
†Rex American Resources	1,600	27,008
†Rex Energy	17,893	226,346
†Rosetta Resources	25,709	879,762
†Scorpio Tankers	7,900	41,712
†SemGroup Class A	20,600	411,176
Ship Finance International	22,524	292,812
†Solazyme	3,200	30,752
†Stone Energy	24,106	390,758
†Swift Energy	20,864	507,830
†Syntroleum	15,200	13,074
Targa Resources	8,400	249,900
Teekay Tankers Class A	18,537	85,270
†Triangle Petroleum	23,600	84,724
†Uranerz Energy	19,300	26,441
†Uranium Energy	38,800	106,312
†Uranium Resources	28,600	19,491
†Ur-Energy	31,400	28,260
†USEC	62,952	101,353
†Vaalco Energy	21,792	105,909
†Venoco	15,476	136,344
†Voyager Oil & Gas	14,900	31,290
W&T Offshore	17,500	240,800
†Warren Resources	38,992	93,581
†Western Refining	26,200	326,452
†Westmoreland Coal	3,000	23,280
World Fuel Services	34,358	1,121,789
†Zion Oil & Gas	7,700	15,092
		20,298,337
Paper & Forest Products – 0.59%
Buckeye Technologies	19,723	475,521
†Clearwater Paper	11,436	388,595
Deltic Timber	5,429	324,003
Glatfelter	23,183	306,247
†Kapstone Paper & Packaging	19,800	275,022
†Louisiana-Pacific	65,800	335,580
Neenah Paper	8,032	113,894
Schweitzer-Mauduit International	7,988	446,290
†Verso Paper	3,800	6,346
Wausau Paper	21,403	136,765
		2,808,263
Personal Products – 0.49%
†Elizabeth Arden	12,223	347,622
Female Health	4,900	19,992
Inter Parfums	6,936	107,161
†Medifast	7,600	122,740
†Nature's Sunshine Products	5,100	71,808
Nu Skin Enterprises Class A	26,595	1,077,629
†Nutraceutical International	2,700	34,506
†Prestige Brands Holdings	25,553	231,255
†Revlon Class A	6,400	78,848
†Schiff Nutrition International	7,400	81,992
†Synutra International	4,275	22,743
†USANA Health Sciences	3,852	105,930
		2,302,226
Pharmaceuticals – 1.75%
†Acura Pharmaceuticals	2,300	7,820
†Aegerion Pharmaceuticals	3,500	44,345
†Akorn	28,678	223,975
†Ampio Pharmaceuticals	6,000	39,900
†Auxilium Pharmaceuticals	23,844	357,422
†AVANIR Pharmaceuticals	64,800	185,328
†Cadence Pharmaceuticals	20,532	134,485
†Columbia Laboratories	21,500	41,925
†Corcept Therapeutics	19,600	60,760
†Cornerstone Therapeutics	2,100	13,440
†Depomed	28,200	152,280
†DURECT	28,060	45,177
†Endocyte	6,900	73,140
†Hi-Tech Pharmacal	4,600	154,560
†Impax Laboratories	32,100	574,911
†ISTA Pharmaceuticals	7,700	26,565
†Jazz Pharmaceuticals	10,900	452,568
†KV Pharmaceutical Class A	15,900	21,465
†Lannett	3,200	12,256
†MAP Pharmaceuticals	9,600	140,352
†Medicines	26,897	400,227
Medicis Pharmaceutical Class A	29,930	1,091,845
†Nektar Therapeutics	57,407	278,424
†NeoStem	9,000	5,850
†Obagi Medical Products	10,427	94,573
†Optimer Pharmaceuticals	21,200	293,408
†Pain Therapeutics	20,812	99,065
†PAR Pharmaceuticals	17,914	476,871
†POZEN	8,406	20,258
†Questcor Pharmaceuticals	25,900	706,034
†Sagent Pharmaceuticals	2,000	40,480
†Salix Pharmaceuticals	28,518	844,133
†Santarus	30,300	84,537
†Sucampo Pharmaceuticals Class A	1,300	4,849
†ViroPharma	37,178	671,806
†Vivus	44,395	358,268
†XenoPort	13,044	76,960
		8,310,262
Professional Services – 1.49%
†Acacia Research	20,900	752,191
†Advisory Board	7,891	509,206
Barrett Business Services	2,200	30,668
†CBIZ	21,148	139,365
CDI	7,549	80,623
Corporate Executive Board	17,000	506,600
†CoStar Group	12,417	645,311
†CRA International	5,878	117,619
†Dolan	16,459	147,966
†Exponent	7,123	294,394
†Franklin Covey	3,900	29,640
†FTI Consulting	20,600	758,285
†GP Strategies	8,600	85,914
Heidrick & Struggles International	9,306	153,084
†Hill International	6,300	29,484
†Hudson Highland Group	8,300	28,386
†Huron Consulting Group	11,086	345,107
†ICF International	8,100	152,361
Insperity	11,614	258,412
Kelly Services Class A	13,883	158,266
†Kforce	14,560	142,834
†Korn/Ferry International	23,474	286,148
†Mistras Group	7,800	136,968
†Navigant Consulting	26,338	244,153
†Odyssey Marine Exploration	40,500	99,630
†On Assignment	15,626	110,476
†Pendrell	79,400	178,650
Resources Connection	23,955	234,280
†RPX	5,200	107,692
†School Specialty	5,427	38,695
†TrueBlue	22,432	254,155
VSE	900	23,292
		7,079,855
Real Estate Investment Trusts – 8.90%
Acadia Realty Trust	20,061	375,141
Agree Realty	5,437	118,418
Alexander's	977	352,717
American Assets Trust	16,200	290,790
American Campus Communities	32,897	1,224,096
Anworth Mortgage Asset	62,790	426,972
Apollo Commercial Real Estate	9,000	118,530
Armour Residential REIT	38,700	263,160
Ashford Hospitality Trust	21,681	152,201
Associated Estates Realty	20,734	320,548
BioMed Realty Trust	63,742	1,056,205
Campus Crest Communities	16,000	174,080
CapLease	36,768	132,732
Capstead Mortgage	41,600	480,064
CBL & Associates Properties	72,200	820,192
Cedar Shopping Centers	31,180	96,970
Chatham Lodging Trust	5,100	50,592
Chesapeake Lodging Trust	13,200	159,324
Cogdell Spencer	25,000	94,250
Colonial Properties Trust	40,700	739,112
Colony Financial	16,700	215,764
Coresite Realty	8,700	124,845
Cousins Properties	45,969	268,919
CreXus Investment	29,100	258,408
CubeSmart	49,106	418,874
CYS Investments	40,700	492,063
DCT Industrial Trust	121,161	531,897
DiamondRock Hospitality	82,288	575,193
DuPont Fabros Technology	28,914	569,317
Dynex Capital	21,100	170,066
EastGroup Properties	13,340	508,788
Education Realty Trust	36,261	311,482
Entertainment Properties Trust	22,701	884,885
Equity Lifestyle Properties	14,968	938,494
Equity One	26,578	421,527
Excel Trust	16,300	156,806
Extra Space Storage	45,678	850,981
†FelCor Lodging Trust	64,978	151,399
†First Industrial Realty Trust	43,273	346,184
First Potomac Realty Trust	25,187	314,082
Franklin Street Properties	35,039	396,291
Getty Realty	10,859	156,587
Gladstone Commercial	6,200	97,216
Glimcher Realty Trust	53,217	376,776
Government Properties Income Trust	17,647	379,587
Hatteras Financial	36,400	915,824
Healthcare Realty Trust	38,222	644,041
Hersha Hospitality Trust	71,790	248,393
Highwoods Properties	35,042	990,287
Home Properties	23,194	1,316,490
Hudson Pacific Properties	11,700	136,071
Inland Real Estate	38,849	283,598
Invesco Mortgage Capital	56,200	794,106
Investors Real Estate Trust	40,495	291,564
†iStar Financial	46,600	271,212
Kilroy Realty	28,500	892,050
Kite Realty Group Trust	30,366	111,140
LaSalle Hotel Properties	41,661	799,891
Lexington Reality Trust	59,591	389,725
LTC Properties	15,116	382,737
Medical Properties Trust	55,021	492,438
MFA Financial	172,721	1,212,501
Mid-America Apartment Communities	17,808	1,072,398
Mission West Properties	6,990	53,054
Monmouth Real Estate Investment Class A	18,800	149,084
†MPG Office Trust	12,400	26,164
National Health Investors	12,061	508,130
National Retail Properties	46,054	1,237,470
Newcastle Investment	41,000	166,870
NorthStar Realty Finance	40,993	135,277
Omega Healthcare Investors	49,575	789,730
One Liberty Properties	6,300	92,358
Parkway Properties	11,762	129,500
Pebblebrook Hotel Trust	25,400	397,510
Pennsylvania Real Estate Investment Trust	28,323	218,937
Pennymac Mortgage Investment Trust	14,204	225,844
Post Properties	24,208	840,986
Potlatch	19,663	619,778
PS Business Parks	9,182	454,876
RAIT Financial Trust	11,298	38,300
Ramco-Gershenson Properties Trust	15,959	130,864
Redwood Trust	38,860	434,066
Resource Capital	36,893	184,465
Retail Opportunity Investments	21,600	239,328
RJL Lodging Trust	14,300	182,611
Sabra Healthcare REIT	18,986	181,126
Saul Centers	4,003	135,341
Sovran Self Storage	13,631	506,664
STAG Industrial	9,100	92,820
Starwood Property Trust	45,471	780,282
†Strategic Hotel & Resorts	87,305	376,285
Summit Hotel Properties	15,000	105,900
Sun Communities	10,526	370,410
†Sunstone Hotel Investors	59,353	337,719
Tanger Factory Outlet Centers	41,680	1,084,097
Terreno Realty	4,100	52,603
Two Harbors Investment	69,000	609,270
UMH Properties	2,700	24,543
Universal Health Realty Income Trust	4,908	164,958
Urstadt Biddle Properties Class A	9,642	153,983
Walter Investment Management	13,000	298,090
Washington Real Estate Investment Trust	32,104	904,691
Whitestone REIT Class B	3,500	38,990
Winthrop Realty Trust	15,298	132,940
		42,212,905
Real Estate Management & Development – 0.12%
†Avatar Holdings	2,177	17,808
Consolidated-Tomoka Land	1,592	41,806
†Forestar Group	18,500	201,835
Kennedy-Wilson Holdings	10,500	111,300
†Tejon Ranch	7,431	177,378
		550,127
Road & Rail – 1.09%
†Amerco	4,369	272,844
Arkansas Best	12,955	209,223
†Avis Budget Group	51,500	498,005
Celadon Group	10,977	97,476
†Dollar Thrifty Automotive Group	7,740	435,762
†Genesee & Wyoming Class A	19,335	899,464
Heartland Express	25,248	342,363
Knight Transportation	30,322	403,586
Marten Transport	6,889	118,766
†Old Dominion Freight Line	23,204	672,220
†Patriot Transportation Holding	2,674	54,042
†Quality Distribution	8,500	76,245
†RailAmerica	11,500	149,845
†Roadrunner Transportation Systems	2,800	38,416
†Saia	8,949	94,143
†Swift Transportation	40,000	257,600
Universal Truckload Services	1,205	15,665
Werner Enterprises	21,643	450,824
†Zipcar	5,600	100,800
		5,187,289
Semiconductors & Semiconductor Equipment – 3.89%
†Advanced Analogic Technology	23,089	99,975
†Advanced Energy Industries	18,160	156,539
†Alpha & Omega Semiconductor	5,700	46,797
†Amkor Technology	46,405	202,326
†Amtech Systems	2,900	23,200
†Anadigics	19,503	42,126
†Applied Micro Circuits	33,266	178,638
†ATMI	16,101	254,718
†Axcelis Technologies	69,100	82,920
†AXT	17,300	87,192
Brooks Automation	33,474	272,813
†Cabot Microelectronics	11,644	400,437
†Cavium	23,697	640,056
†Ceva	11,600	281,996
†Cirrus Logic	32,806	483,560
Cohu	10,578	104,511
†Cymer	15,037	559,076
†Diodes	17,748	318,044
†DSP Group	7,678	45,300
†Entegris	66,588	424,831
†Entropic Communications	36,612	151,208
†Exar	20,113	114,845
†FEI	18,997	569,150
†FormFactor	21,019	130,948
†FSI International	8,400	15,876
†GSI Technology	5,900	29,028
†GT Advanced Technologies	61,700	433,134
†Hittite Microwave	15,269	743,600
†Inphi	7,500	65,775
†Integrated Device Technology	73,700	379,555
†Integrated Silicon Solution	14,800	115,588
†IXYS	12,955	140,950
†Kopin	35,200	120,736
†Kulicke & Soffa Industries	36,333	271,044
†Lattice Semiconductor	59,294	311,294
†LTX-Credence	21,333	112,852
†MaxLinear Class A	11,600	74,936
Micrel	21,539	203,974
†Microsemi	42,365	676,993
†Mindspeed Technologies	18,800	97,760
†MIPS Technologies	22,638	109,568
MKS Instruments	25,712	558,208
†Monolithic Power Systems	12,714	129,429
†MoSys	17,600	64,416
†Nanometrics	8,800	127,600
†NetLogic Microsystems	33,216	1,598,023
†NVE	2,100	127,386
†OmniVision Technologies	28,668	402,499
†PDF Solutions	6,100	24,888
†Pericom Semiconductor	11,601	85,963
†Photronics	24,972	124,361
†PLX Technology	18,908	56,913
Power Integrations	14,300	437,723
†Rambus	48,400	677,600
†RF Micro Devices	134,857	854,994
†Rubicon Technology	9,601	104,939
†Rudolph Technologies	17,412	116,486
†Semtech	31,952	674,187
†Sigma Designs	17,091	133,993
†Silicon Image	40,575	238,175
†Spansion Class A	25,200	307,944
†Standard Microsystems	12,330	239,202
†Supertex	6,091	105,374
†Tessera Technologies	25,655	306,321
†TriQuint Semiconductor	80,749	405,360
†Ultra Clean Holdings	5,500	23,595
†Ultratech	12,802	219,554
†Veeco Instruments	19,950	486,780
†Volterra Semiconductor	12,504	240,452
		18,446,234
Software – 4.25%
†Accelrys	23,330	141,380
†ACI Worldwide	16,516	454,851
†Actuate	19,729	108,904
†Advent Software	16,416	342,274
American Software Class A	12,900	93,525
†Aspen Technology	41,500	633,705
Blackbaud	21,976	489,406
†Blackboard	17,095	763,463
†Bottomline Technologies	16,977	341,917
†BroadSoft	11,300	342,955
†Callidus Software	9,100	41,951
†Commvault Systems	21,567	799,273
†Concur Technologies	21,728	808,716
†Convio	2,900	24,389
†Deltek	8,988	54,018
†DemandTec	18,000	117,720
†Digimarc	3,500	88,830
Ebix	12,400	182,280
EPIQ Systems	13,357	167,363
†ePlus	1,200	29,604
Fair Isaac	19,700	430,051
†FalconStor Software	5,936	17,333
†Glu Mobile	12,500	26,375
†Guidance Software	5,300	34,397
†Interactive Intelligence Group	7,419	201,426
†JDA Software Group	20,928	490,552
†Kenexa	13,469	210,655
†Magma Design Automation	27,700	126,035
†Manhattan Associates	10,874	359,712
†Mentor Graphics	47,534	457,277
†MicroStrategy	3,977	453,656
†Monotype Imaging Holdings	18,502	224,429
†Motricity	10,700	18,083
†Netscout Systems	19,300	220,406
†NetSuite	13,570	366,526
Opnet Technologies	7,400	258,334
†Parametric Technology	58,014	892,255
Pegasystems	8,424	257,859
†Progress Software	32,943	578,150
†PROS Holdings	11,284	145,451
†QAD Class A	891	9,525
†QLIKTechnologies	34,400	745,104
†Quest Software	30,194	479,481
†RealD	20,800	194,480
†RealPage	15,300	312,885
Renaissance Learning	7,310	122,662
†Rosetta Stone	2,600	23,790
†S1	23,040	211,277
†Smith Micro Software	8,135	12,365
†SolarWinds	27,900	614,358
†Sourcefire	14,175	379,323
†SRS Labs	3,600	25,776
†SS&C Technologies Holdings	10,400	148,616
†SuccessFactors	40,713	935,991
Synchronoss Technolgies	13,239	329,783
†Take-Two Interactive Software	36,404	463,059
†Taleo Class A	20,315	522,502
†Telecommunication Systems Class A	26,200	90,390
†TeleNav	5,500	48,785
†THQ	20,525	35,508
†TiVo	58,536	546,726
†Tyler Technologies	15,996	404,379
†Ultimate Software Group	12,703	593,484
†Vasco Data Security International	15,183	77,585
†Verint Systems	10,700	281,303
†VirnetX Holding	20,200	302,798
†Wave Systems	46,800	109,512
†Websense	19,947	345,083
		20,162,016
Specialty Retail – 3.38%
†Aeropostale	40,100	433,481
†America's Car-Mart	4,000	116,080
†ANN	25,600	584,704
†Asbury Automotive Group	14,813	244,266
†Ascena Retail Group	30,654	829,803
Barnes & Noble	12,000	141,960
Bebe Stores	20,669	138,896
Big 5 Sporting Goods	6,421	39,040
†Body Central	6,500	118,040
Brown Shoe	18,684	133,030
Buckle	13,282	510,826
†Build-A-Bear Workshop	4,589	23,404
†Cabela's	21,387	438,220
†Casual Male Retail Group	23,800	89,488
Cato Class A	13,879	313,110
†Charming Shoppes	48,443	125,952
†Children's Place Retail Stores	12,842	597,538
Christopher & Banks	20,554	72,556
†Citi Trends	8,636	101,646
†Coldwater Creek	17,900	22,375
†Collective Brands	30,683	397,652
†Conn's	2,982	21,411
†Cost Plus	5,700	35,910
Destination Maternity	6,300	81,081
Express	27,300	553,917
Finish Line Class A	25,586	511,464
†Francesca's Holdings	4,800	101,808
†Genesco	11,662	600,943
†GNC Holdings	11,600	233,392
Group 1 Automotive	11,938	424,396
Haverty Furniture	10,420	104,096
†hhgregg	7,040	68,640
†Hibbett Sports	13,522	458,261
Hot Topic	19,267	147,007
†Jos. A. Bank Clothiers	13,494	629,225
†Kirkland's	7,000	64,190
Lithia Motors Class A	11,500	165,370
†Lumber Liquidators Holdings	12,100	182,710
†MarineMax	13,500	87,345
Men's Wearhouse	25,208	657,424
Monro Muffler	14,972	493,627
†New York	4,443	14,173
†Office Depot	139,500	287,370
†OfficeMax	44,000	213,400
†Pacific Sunwear of California	19,563	23,476
Penske Automotive Group	22,300	356,800
Pep Boys-Manny Moe & Jack	26,774	264,259
†Pier 1 Imports	52,380	512,276
Rent-A-Center	31,072	852,925
†rue21	6,200	140,678
†Select Comfort	27,600	385,572
†Shoe Carnival	5,031	118,732
Sonic Automotive Class A	20,490	221,087
Stage Stores	18,337	254,334
Stein Mart	15,302	95,638
†Syms	3,800	33,326
†Systemax	6,397	81,370
†Talbots	39,310	106,137
†Teavana Holdings	3,500	71,190
†Vitamin Shoppe	12,200	456,768
†West Marine	3,500	26,950
†Wet Seal Class A	41,796	187,246
Winmark	700	32,354
†Zale	9,800	27,930
†Zumiez	8,798	154,053
		16,012,328
Textiles, Apparel & Luxury Goods – 1.64%
Barry (R.G.)	2,300	24,380
†Carter's	24,052	734,548
Cherokee	5,220	67,077
Columbia Sportswear	6,129	284,386
†CROCS	41,600	984,672
†Delta Apparel	1,700	26,775
†G-III Apparel Group	6,817	155,837
†Iconix Brand Group	35,855	566,509
Jones Apparel Group	43,400	399,714
†Kenneth Cole Productions Class A	1,306	14,013
†K-Swiss Class A	7,085	30,111
†Liz Claiborne	48,000	240,000
†Madden (Steven)	18,580	559,258
†Maidenform Brands	11,829	276,917
Movado Group	7,750	94,395
Oxford Industries	6,810	233,583
†Perry Ellis International	4,962	93,286
†Quiksilver	65,954	201,160
†Skechers U.S.A. Class A	18,910	265,307
†True Religion Apparel	12,880	347,245
†Unifi	4,633	37,852
†Vera Bradley	10,000	360,500
†Warnaco Group	21,386	985,680
Wolverine World Wide	24,229	805,614
		7,788,819
Thrift & Mortgage Finance – 1.13%
Abington Bancorp	8,439	60,761
†Apollo Residential Mortgage	5,600	91,840
Astoria Financial	43,300	332,977
Bank Mutual	27,383	71,470
BankFinancial	7,248	48,127
†Beneficial Mutual Bancorp	16,184	120,571
Berkshire Hills Bancorp	8,590	158,657
†BofI Holding	4,400	59,224
Brookline Bancorp	26,289	202,688
Clifton Savings Bancorp	2,441	22,360
Dime Community Bancshares	12,952	131,204
†Doral Financial	37,590	40,973
ESB Financial	3,920	42,963
Essa Bancorp	3,400	35,734
Federal Agricultural Mortgage Class C	5,500	104,665
†First Defiance Financial	3,000	40,200
First Financial Holdings	4,040	16,200
First Pactrust Bancorp	2,600	29,458
†Flagstar Bancorp	57,007	27,928
Flushing Financial	16,459	177,757
Fox Chase Bancorp	8,210	104,103
†Franklin Financial	4,200	46,368
Home Federal Bancorp	6,100	47,702
Kearny Financial	4,477	39,577
†Meridian Interstate Bancorp	2,100	22,911
†MGIC Investment	84,000	157,080
Northwest Bancshares	52,091	620,403
OceanFirst Financial	7,200	84,024
†Ocwen Financial	36,879	487,171
Oritani Financial	28,161	362,150
†PMI Group	39,900	7,980
Provident Financial Services	30,281	325,521
Provident New York Bancorp	20,646	120,160
Radian Group	68,700	150,453
Rockville Financial	15,639	148,258
Roma Financial	1,435	11,695
Territorial Bancorp	6,500	124,475
Trustco Bank	38,775	172,937
United Financial Bancorp	7,200	98,568
ViewPoint Financial Group	14,424	165,155
†Walker & Dunlop	5,400	62,748
Westfield Financial	13,392	88,253
WSFS Financial	3,535	111,600
		5,375,049
Tobacco – 0.21%
†Alliance One International	38,271	93,381
†Star Scientific	45,700	105,567
Universal	11,430	409,880
Vector Group	23,923	411,001
		1,019,829
Trading Companies & Distributors – 0.95%
Aceto	8,900	47,081
Aircastle	29,200	277,984
Applied Industrial Technologies	20,809	565,171
†Beacon Roofing Supply	22,848	365,340
†CAI International	3,900	45,708
†DXP Enterprises	4,900	92,267
†Essex Rental	5,400	13,284
†H&E Equipment Services	15,335	126,514
Houston Wire & Cable	8,075	92,782
†Interline Brands	17,996	231,609
Kaman Class A	13,089	364,529
Lawson Products	1,079	14,588
†RSC Holdings	34,482	245,857
†Rush Enterprises Class A	16,446	232,875
SeaCube Container Leasing	3,600	43,668
TAL International Group	11,088	276,535
Textainer Group Holdings	6,073	123,160
†Titan Machinery	7,955	142,395
†United Rentals	30,900	520,356
Watsco	13,766	703,442
		4,525,145
Transportation Infrastructure – 0.02%
†Wesco Aircraft Holdings	10,100	110,393
		110,393
Water Utilities – 0.27%
American States Water	9,374	318,060
Artesian Resources	1,500	26,265
†Cadiz	2,898	22,923
California Water Service Group	20,802	368,403
Connecticut Water Service	3,900	97,578
Consolidated Water	4,076	32,119
Middlesex Water	8,300	141,681
Pennichuck	1,400	39,172
SJW	6,034	131,360
York Water	5,800	93,844
		1,271,405
Wireless Telecommunication Services – 0.15%
†Leap Wireless International	27,500	189,750
NTELOS Holdings	15,232	270,063
Shenandoah Telecommunications	10,095	112,458
USA Mobility	11,618	153,358
		725,629
Total Common Stock (Cost $520,266,761)		469,666,725

Warrant – 0.00%
#†Greenhunter Energy Warrants 144A, exercise price $27.50, expiration date 8/27/11	90	0
Total Warrant (Cost $0)		0

Short-Term Investments – 1.51%
Money Market Mutual Fund – 1.30%
Dreyfus Treasury & Agency Cash Management Fund	6,157,916	6,157,916
		6,157,916
	Principal
	Amount
	(U.S. $)
∞≠U.S. Treasury Obligations – 0.21%
U.S. Treasury Bills
0.002% 2/23/12	$200,000	199,978
0.005% 10/20/11	256,000	255,998
0.02% 11/17/11	442,000	441,995
0.02% 3/29/12	80,000	79,979
		977,950
Total Short-Term Investments (Cost $7,135,894)		7,135,866
Total Value of Securities – 100.50%
(Cost $527,402,655)		476,802,591
Liabilities Net of Receivables and Other Assets – (0.50%)		(2,347,950)
Net Assets Applicable to 32,038,167 Shares Outstanding – 100.00%		$474,454,641

≠The rate shown is the effective yield at the time of purchase.
†Non income producing security.
∞Fully or partially pledged as collateral for futures contracts.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2011, the aggregate amount of Rule 144A securities was $0, which represented 0.00% of the Fund's net assets. See Note 4 in "Notes."
=Security is being fair valued in accordance with the Fund's fair valuation policy. At September 30, 2011, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund's net assets. See Note 1 in "Notes."

Summary of Abbreviations:
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust

1The following futures contract was outstanding at September 30, 2011:

Futures Contract
		Unrealized
Contract	Notional	Notional	Expiration	Appreciation
to Buy	Cost	Value	Date	(Depreciation)
85 Russell 2000 Mini Index	$5,854,388	$5,452,750	12/16/11	$(401,638)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP SSgA Small-Cap Index Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. U.S. government debt and agency securities are value at the mean between the bid and ask prices.  Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value.  Futures contracts are valued at the daily quoted settlement prices.  Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year.  Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings.  Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$535,580,177
Aggregate unrealized appreciation	$27,225,853
Aggregate unrealized depreciation	(86,003,439)
Net unrealized depreciation	$(58,777,586)

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $15,281,192 may be carried forward and applied against future capital gains. Such capital loss carryforward expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$469,666,725	$-	$-	$469,666,725
Short-Term Investments	6,157,916	977,950	-	7,135,866
Total	$475,824,641	$977,950	$-	$476,802,591

Futures Contract	$(401,638)	$-	$-	$(401,638)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
Corporate
Debt
Balance as of 12/31/10	$70
Sales	(70)
Balance as of 9/30/11	$-

Net change in unrealized
appreciation/depreciation from
investments still held as of 9/30/11	$-

During the period ended September 30, 2011, there were no transfers between Level 1 Investment, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Derivatives
U.S.GAAP requires enhanced disclosures that enable investors to understand: 1) how andwhy an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts – The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed.  When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.  When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

4. Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended September 30, 2011. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. As of September 30, 2011, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Schedule of Investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP SSgA Large Cap 100 Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Common Stock – 96.83%
Aerospace & Defense – 4.47%
General Dynamics	69,937	$3,978,716
ITT	89,100	3,742,200
L-3 Communications Holdings	68,360	4,236,269
Northrop Grumman	85,413	4,455,143
Raytheon	105,205	4,299,728
		20,712,056
Auto Components – 0.75%
Autoliv	72,100	3,496,850
		3,496,850
Beverages – 0.97%
Molson Coors Brewing Class B	114,125	4,520,491
		4,520,491
Capital Markets – 0.57%
Morgan Stanley	195,900	2,644,650
		2,644,650
Chemicals – 1.82%
Air Products & Chemicals	59,400	4,536,378
duPont (E.I.) deNemours	97,400	3,893,078
		8,429,456
Commercial Services & Supplies – 2.09%
Republic Services	178,200	5,000,292
Waste Management	143,400	4,669,104
		9,669,396
Communications Equipment – 1.84%
Cisco Systems	312,100	4,834,429
Harris	107,896	3,686,806
		8,521,235
Computers & Peripherals – 0.63%
Hewlett-Packard	130,707	2,934,372
		2,934,372
Consumer Finance – 0.88%
Capital One Financial	103,000	4,081,890
		4,081,890
Distributors – 1.09%
Genuine Parts	99,807	5,070,196
		5,070,196
Diversified Financial Services – 0.75%
JPMorgan Chase	116,100	3,496,932
		3,496,932
Diversified Telecommunications Services – 2.00%
AT&T	174,919	4,988,690
CenturyTel	128,884	4,268,638
		9,257,328
Electric Utilities – 5.09%
American Electric Power	152,373	5,793,221
Entergy	79,600	5,276,684
FirstEnergy	144,300	6,480,513
PPL	211,600	6,039,064
		23,589,482
Electronic Equipment, Instruments & Components – 0.69%
Corning	259,464	3,206,975
		3,206,975
Food & Staples Retailing – 2.23%
Sysco	193,300	5,006,470
Wal-Mart Stores	102,800	5,335,320
		10,341,790
Food Products – 2.90%
Archer-Daniels-Midland	148,700	3,689,247
Bunge	74,000	4,313,460
ConAgra Foods	225,359	5,458,195
		13,460,902
Health Care Equipment & Supplies – 0.97%
Medtronic	136,000	4,520,640
		4,520,640
Health Care Providers & Services – 6.63%
Aetna	143,011	5,198,450
Cardinal Health	130,104	5,448,756
CIGNA	120,900	5,070,546
Quest Diagnostics	92,700	4,575,672
UnitedHealth Group	118,445	5,462,683
WellPoint	76,700	5,006,976
		30,763,083
Hotels, Restaurants & Leisure – 1.92%
Carnival	139,600	4,229,880
Darden Restaurants	109,000	4,659,750
		8,889,630
Household Durables – 1.76%
Garmin	158,087	5,022,424
Whirlpool	62,700	3,129,357
		8,151,781
Household Products – 1.18%
Procter & Gamble	86,900	5,490,342
		5,490,342
Industrial Conglomerates – 1.93%
General Electric	266,949	4,068,303
Tyco International	119,600	4,873,700
		8,942,003
Insurance – 8.99%
ACE	82,700	5,011,621
Allstate	168,400	3,989,396
†American International Group	152,300	3,342,985
Chubb	87,300	5,237,128
CNA Financial	181,124	4,069,856
Hartford Financial Services Group	198,800	3,208,632
Prudential Financial	86,900	4,072,134
Travelers	90,047	4,387,990
Unum Group	203,971	4,275,232
XL Group	217,600	4,090,880
		41,685,854
IT Services – 1.98%
Computer Sciences	109,819	2,948,640
Visa Class A	72,700	6,231,844
		9,180,484
Leisure Equipment & Products – 1.20%
Mattel	214,685	5,558,195
		5,558,195
Machinery – 1.63%
Eaton	96,600	3,429,300
Illinois Tool Works	99,600	4,143,360
		7,572,660
Media – 1.99%
News Class A	304,805	4,715,333
Time Warner	149,931	4,493,432
		9,208,765
Metals & Mining – 2.76%
Freeport-McMoRan Copper & Gold	96,400	2,935,380
Newmont Mining	98,100	6,170,490
Nucor	116,300	3,679,732
		12,785,602
Multiline Retail – 3.45%
Kohl's	100,900	4,954,190
Macy's	220,700	5,808,824
Target	107,000	5,247,280
		16,010,294
Multi-Utilities – 1.16%
DTE Energy	109,300	5,357,886
		5,357,886
Office Electronics – 0.76%
Xerox	502,678	3,503,666
		3,503,666
Oil, Gas & Consumable Fuels – 8.17%
Chesapeake Energy	159,700	4,080,335
Chevron	49,819	4,609,254
ConocoPhillips	67,069	4,246,809
Exxon Mobil	63,673	4,624,570
Hess	62,800	3,294,488
Marathon Oil	100,427	2,167,215
Murphy Oil	72,915	3,219,926
Spectra Energy	196,931	4,830,717
Sunoco	117,400	3,640,574
Valero Energy	179,500	3,191,510
		37,905,398
Paper & Forest Products – 0.89%
International Paper	177,400	4,124,550
		4,124,550
Pharmaceuticals – 4.83%
Bristol-Myers Squibb	202,500	6,354,450
Johnson & Johnson	90,315	5,753,969
Lilly (Eli)	152,200	5,626,834
Pfizer	263,553	4,659,617
		22,394,870
Real Estate Investment Trusts – 1.10%
Annaly Mortgage Management	306,800	5,102,084
		5,102,084
Road & Rail – 1.02%
Norfolk Southern	77,321	4,718,127
		4,718,127
Semiconductors & Semiconductor Equipment – 5.69%
Analog Devices	135,951	4,248,469
Applied Materials	342,700	3,546,945
Intel	265,441	5,661,857
KLA-Tencor	113,000	4,325,640
Texas Instruments	154,856	4,126,912
Xilinx	163,235	4,479,168
		26,388,991
Software – 2.06%
CA	221,403	4,297,432
Microsoft	211,100	5,254,279
		9,551,711
Specialty Retail – 2.55%
Best Buy	186,400	4,343,120
Gap	236,254	3,836,765
Staples	275,700	3,666,810
		11,846,695
Textiles, Apparel & Luxury Goods – 1.42%
VF	54,348	6,604,369
		6,604,369
Thrift & Mortgage Finance – 0.80%
New York Community Bancorp	310,198	3,691,356
		3,691,356
Tobacco – 1.22%
Reynolds American	150,638	5,645,912
		5,645,912
Total Common Stock (Cost $488,311,518)		449,028,949

Short-Term Investments – 2.95%
Money Market Mutual Fund – 2.67%
Dreyfus Treasury & Agency Cash Management Fund	12,386,737	12,386,737
		12,386,737
	Principal
	Amount
	(U.S. $)
U.S. Treasury Obligations – 0.28%
^∞U.S. Treasury Bills
0.002% 10/20/11	$100,000	99,999
0.008% 10/6/11	200,000	200,000
0.01% 10/27/11	125,000	124,999
0.018% 2/23/12	350,000	349,962
0.02% 3/29/12	370,000	369,903
0.03% 10/13/11	150,000	150,000
		1,294,863
Total Short-Term Investments (Cost $13,681,686)		13,681,600
Total Value of Securities – 99.78%
(Cost $501,993,204)		462,710,549
Receivables and Other Assets Net of Liabilities – 0.22%		1,030,492
Net Assets Applicable to 48,945,444 Shares Outstanding – 100.00%		$463,741,041

†Non income producing security.
^Zero coupon security. The rate shown is the yield at the time of purchase.
∞Fully or partially pledged as collateral for futures contracts.

1The following futures contract was outstanding at September 30, 2011:

Futures Contract
				Unrealized
				Appreciation
Contracts to Buy	Notional Cost	Notional Value	Expiration Date	(Depreciation)
268 S&P 500 EMINI Index	$15,665,703	$15,088,400	12/16/11	$(577,303)
The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes."

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP SSgA Large Cap 100 Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$503,214,225
Aggregate unrealized appreciation	$23,463,361
Aggregate unrealized depreciation	(63,967,037)
Net unrealized depreciation	$(40,503,676)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Total
Common Stock	$449,028,949	$-	$449,028,949
Short-Term Investments	12,386,737	1,294,863	13,681,600
Total	$461,415,686	$1,294,863	$462,710,549
Futures Contract	$(577,303)	$-	$(577,303)

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Futures Contracts – The Fund may use futures in the normal course of pursuing its investment objectives. The Fund uses futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

4. Market Risk
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended September 30, 2011. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP SSgA Small-Mid Cap 200 Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Common Stock – 96.47%
Aerospace & Defense – 1.52%
Curtiss-Wright	19,100	$550,653
Ducommun	28,100	420,938
Triumph Group	15,210	741,335
		1,712,926
Airlines – 0.41%
SkyWest	39,662	456,510
		456,510
Auto Components – 1.44%
Lear	13,700	587,730
Standard Motor Products	48,600	630,342
Superior Industries International	26,200	404,790
		1,622,862
Biotechnology – 0.57%
PDL BioPharma	115,821	642,807
		642,807
Building Products – 0.73%
Ameron International	9,617	816,868
		816,868
Capital Markets – 4.37%
Ares Capital	39,731	547,096
Arlington Asset Investment Class A	22,100	531,505
Blackrock Kelso Capital	66,309	484,056
Fifth Street Finance	6	57
Golub Capital	43,530	646,422
Main Street Capital	36,444	647,245
PennantPark Investment	56,329	502,455
Prospect Capital	55,638	467,916
Solar Capital	28,102	565,693
TICC Capital	63,651	520,033
		4,912,478
Chemicals – 1.41%
Ashland	11,600	512,024
Schulman (A.)	27,200	462,128
Sensient Technologies	18,700	608,685
		1,582,837
Commercial Banks – 0.45%
Renasant	39,600	504,108
		504,108
Commercial Services & Supplies – 5.15%
Avery Dennison	16,000	401,280
Cintas	22,200	624,708
Donnelley (R.R.) & Sons	35,500	501,260
Ennis	39,500	515,870
G&K Services Class A	20,200	515,908
Kimball International Class B	96,000	466,560
McGrath RentCorp	24,600	585,234
Multi-Color	33,200	749,988
Schawk	34,600	341,502
Unifirst	12,650	572,919
United Stationers	18,900	515,025
		5,790,254
Communications Equipment – 2.36%
Bel Fuse Class B	30,510	475,651
Black Box	19,101	407,806
Comtech Telecommunications	24,700	693,823
Plantronics	18,308	520,863
Tellabs	128,200	549,978
		2,648,121
Construction & Engineering – 0.32%
Great Lakes Dredge & Dock	88,089	358,522
		358,522
Containers & Packaging – 0.91%
Bemis	20,500	600,855
Sealed Air	25,200	420,840
		1,021,695
Diversified Consumer Services – 0.78%
Lincoln Educational Services	42,300	342,207
Regis	37,900	534,011
		876,218
Diversified Telecommunications Services – 0.53%
Atlantic Tele-Network	18,094	594,931
		594,931
Electric Utilities – 1.78%
Great Plains Energy	33,600	648,480
Pinnacle West Capital	15,700	674,158
Westar Energy	25,400	671,068
		1,993,706
Electrical Equipment – 1.35%
AZZ	14,700	569,919
Brady Class A	18,800	496,884
Preformed Line Products	9,700	444,260
		1,511,063
Electronic Equipment, Instruments & Components – 6.27%
AVX	45,060	534,862
Cognex	23,800	645,218
CTS	62,183	505,548
Electro Rent	39,136	540,468
†Ingram Micro	31,900	514,547
Jabil Circuit	32,900	585,291
Littelfuse	11,800	474,478
Methode Electronics	55,600	413,108
Molex	26,700	543,879
Park Electrochemical	20,817	444,859
†PC Connection	75,800	604,884
Richardson Electronics	51,000	694,111
†Synnex	20,511	537,388
		7,038,641
Energy Equipment & Services – 1.68%
Gulf Island Fabrication	20,901	432,233
Patterson-UTI Energy	22,900	397,086
SEACOR Holdings	7,300	585,533
Tidewater	11,249	473,020
		1,887,872
Food & Staples Retailing – 2.03%
Ingles Markets Class A	33,872	482,337
Nash Finch	17,700	476,661
Spartan Stores	45,400	702,792
Weis Markets	16,630	616,308
		2,278,098
Food Products – 1.25%
Cal-Maine Foods	22,738	714,655
Sanderson Farms	14,600	693,500
		1,408,155
Gas Utilities – 0.85%
Southern Union	23,500	953,395
		953,395
Health Care Equipment & Supplies – 5.38%
Analogic	11,896	540,197
Atrion	3,900	808,822
Cantel Medical	26,079	550,788
Cooper	9,625	761,819
DENTSPLY International	18,200	558,558
Hill-Rom Holdings	17,700	531,354
Invacare	21,558	496,696
Teleflex	11,631	625,399
West Pharmaceutical Services	15,020	557,242
Young Innovations	21,400	609,900
		6,040,775
Health Care Providers & Services – 4.76%
†Amedisys	19,200	284,544
Chemed	10,045	552,073
Ensign Group	21,081	487,182
Lincare Holdings	22,700	510,750
National Healthcare	14,437	466,315
Owens & Minor	20,701	589,564
Patterson	20,900	598,368
†Triple-S Management Class B	32,600	546,050
U.S. Physical Therapy	30,100	557,452
Universal American	29,288	294,637
Universal Health Services Class B	13,608	462,672
		5,349,607
Hotels, Restaurants & Leisure – 2.06%
Bob Evans Farms	20,600	587,512
Marcus	61,652	613,437
Speedway Motorsports	42,000	507,360
Wyndham Worldwide	21,100	601,561
		2,309,870
Household Durables – 1.49%
American Greetings Class A	28,500	527,250
Blyth	20,700	1,147,815
		1,675,065
Industrial Conglomerates – 0.45%
Seaboard	278	500,953
		500,953
Insurance – 8.49%
American National Insurance	8,500	588,625
Aspen Insurance Holdings	24,363	561,324
Axis Capital Holdings	19,252	499,397
Baldwin & Lyons Class B	28,640	612,037
EMC Insurance Group	27,091	498,474
Everest Re Group	7,600	603,288
Fidelity National Financial Class A	47,600	722,567
Horace Mann Educators	40,021	456,640
Kansas City Life Insurance	21,000	648,270
Kemper	21,800	522,328
OneBeacon Insurance Group	49,670	677,498
PartnerRe	8,500	444,295
Protective Life	25,300	395,439
Safety Insurance Group	14,548	550,351
Transatlantic Holdings	13,800	669,576
United Fire & Casualty	33,200	587,308
Validus Holdings	20,147	502,063
		9,539,480
Internet Software & Services – 1.68%
Earthlink	85,821	560,411
Keynote Systems	36,200	764,906
United Online	106,600	557,518
		1,882,835
IT Services – 2.32%
Broadridge Financial Solutions	29,600	596,144
Cass Information Systems	17,100	530,955
DST Systems	12,700	556,641
Lender Processing Services	20,900	286,121
Total System Services	37,267	630,930
		2,600,791
Life Sciences Tools & Services – 0.99%
PerkinElmer	25,596	491,699
Pharmaceutical Product Development	24,252	622,306
		1,114,005
Machinery – 2.93%
Alamo Group	24,438	508,066
Ampco-Pittsburgh	24,364	498,244
Barnes Group	32,200	619,850
Mueller Industries	18,300	706,197
NACCO Industries Class A	6,100	386,740
Pentair	17,800	569,778
		3,288,875
Media – 2.85%
Cinemark Holdings	34,699	655,117
Gannett	44,100	420,273
Harte-Hanks	56,466	478,832
Meredith	19,800	448,272
Scholastic	24,800	695,143
Washington Post Class B	1,550	506,804
		3,204,441
Multiline Retail – 1.32%
Bon-Ton Stores	43,300	215,201
Dillard's Class A	16,700	726,116
Fred's Class A	50,400	537,264
		1,478,581
Multi-Utilities – 1.86%
Avista	29,000	691,650
Northwestern	22,200	709,068
SCANA	17,100	691,695
		2,092,413
Oil, Gas & Consumable Fuels – 1.96%
DHT Holdings	139,700	284,988
EXCO Resources	32,500	348,400
†Green Plains Renewable Energy	55,900	521,547
Overseas Shipholding Group	20,955	287,922
Penn Virginia	39,600	220,572
World Fuel Services	16,500	538,725
		2,202,154
Paper & Forest Products – 3.07%
Domtar	7,300	497,641
Glatfelter	50,474	666,762
MeadWestvaco	22,200	545,232
Neenah Paper	30,600	433,908
Schweitzer-Mauduit International	13,300	743,071
Wausau Paper	87,900	561,681
		3,448,295
Pharmaceuticals – 0.68%
Medicis Pharmaceutical Class A	20,952	764,329
		764,329
Real Estate Investment Trusts – 7.05%
American Capital Agency	23,100	626,010
Anworth Mortgage Asset	94,725	644,130
Apollo Commercial Real Estate	41,100	541,287
Capstead Mortgage	52,616	607,189
Chimera Investment	169,700	470,069
CreXus Investment	58,800	522,144
Hatteras Fianancial	23,868	600,519
Invesco Mortgage Capital	30,751	434,512
MFA Financial	81,897	574,917
PennyMac Mortgage Investment Trust	36,500	580,350
RAIT Financial Trust	91,033	308,602
Redwood Trust	43,200	482,544
Two Harbors Investment	64,200	566,886
Walter Investment Management	41,700	956,180
		7,915,339
Road & Rail – 0.45%
Ryder System	13,325	499,821
		499,821
Semiconductors & Semiconductor Equipment – 1.97%
Cohu	43,753	432,280
Intersil Class A	54,000	555,660
Micrel	49,800	471,606
MKS Instruments	20,200	438,542
†Sunpower	39,200	317,128
		2,215,216
Software – 1.49%
EPIQ Systems	46,800	586,404
†ePlus	25,200	621,684
Fair Isaac	21,268	464,280
		1,672,368
Specialty Retail – 3.64%
Big 5 Sporting Goods	56,384	342,815
Brown Shoe	55,000	391,600
Cato Class A	27,436	618,956
Foot Locker	34,054	684,145
RadioShack	44,800	520,576
Rent-A-Center	19,200	527,040
Sonic Automotive Class A	48,000	517,920
Stage Stores	35,000	485,450
		4,088,502
Textiles, Apparel & Luxury Goods – 0.40%
Jones Group	48,900	450,369
		450,369
Thrift & Mortgage Finance – 0.35%
Hudson City Bancorp	69,400	392,804
		392,804
Tobacco – 0.49%
Universal	15,421	552,997
		552,997
Trading Companies & Distributors – 1.26%
GATX	17,386	538,792
SeaCube Container Leasing	42,000	509,460
Textainer Group Holdings	18,036	365,770
		1,414,022
Wireless Telecommunication Services – 0.92%
Telephone & Data Systems	19,900	422,875
USA Mobility	46,400	612,480
		1,035,355
Total Common Stock (Cost $122,889,929)		108,341,329

Short-Term Investments – 3.17%
Money Market Mutual Fund – 2.61%
Dreyfus Treasury & Agency Cash Management Fund	2,935,651	2,935,651
		2,935,651
	Principal
	Amount
	(U.S. $)
U.S. Treasury Obligations – 0.56%
^∞United States Treasury Bill
0.002% 11/10/11	100,000	99,999
0.005% 1/12/12	50,000	49,997
0.008% 10/6/11	$25,000	25,000
0.02% 11/17/11	218,000	217,997
0.031% 10/13/11	25,000	25,000
0.10% 2/23/12	210,000	209,977
		627,970
Total Short-Term Investments (Cost $3,563,636)		3,563,621

Total Value of Securities – 99.64%
(Cost $126,453,565)		111,904,950
Receivables and Other Assets Net of Liabilities – 0.36%		409,468
Net Assets Applicable to 10,158,719 Shares Outstanding – 100.00%		$112,314,418

†Non income producing security.
^Zero coupon security.  The rate shown is the yield at the time of purchase.
∞Fully or partially pledged as collateral for futures contracts.

1The following futures contract was outstanding at September 30, 2011:

Futures Contract
				Unrealized
Contracts to Buy	Notional Cost	Notional Value	Expiration Date(Depreciation)	Appreciation
51 Russell 2000 Mini Index	$3,457,009	$3,271,650	12/16/11	$(185,359)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes."

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP SSgA Small-Mid Cap 200 Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$127,470,664
Aggregate unrealized appreciation	$4,457,540
Aggregate unrealized depreciation	(20,023,254)
Net unrealized depreciation	$(15,565,714)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:
	Level 1	Level 2	Total
Common Stock	$108,341,329	$-	$108,341,329
Short-Term Investments	2,935,651	627,970	3,563,621
Total	$111,276,980	$627,970	$111,904,950

Futures Contract	$(185,359)	$-	$(185,359)
There were no Level 3 Investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Futures Contracts – The Fund may use futures in the normal course of pursuing its investment objectives. The Fund uses futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

4. Market Risk
The Fund may invest a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies.  Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended September 30, 2011. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP SSgA Developed International 150 Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Common Stock – 96.19%∆
Australia – 9.53%
Bendigo & Adelaide Bank	242,696	$1,966,536
BlueScope Steel	1,133,448	781,840
CFS Retail Property Trust	1,213,714	2,037,441
GPT Group	711,150	2,139,731
Metcash	536,782	2,116,783
Mirvac Group	1,793,865	1,972,901
OneSteel	916,478	1,074,445
OZ Minerals	140,134	1,248,871
QBE Insurance Group	126,442	1,553,299
Sonic Healthcare	186,402	2,038,154
Stockland	602,148	1,676,673
Suncorp Group	263,348	2,005,761
TABCORP Holdings	298,848	736,692
Tatts Group	954,388	2,042,661
Telstra	791,770	2,358,922
Toll Holdings	376,736	1,580,409
		27,331,119
Austria – 0.53%
OMV	51,398	1,529,766
		1,529,766
Belgium – 1.70%
Ageas	817,498	1,407,677
Belgacom	59,963	1,804,441
Delhaize Group	28,531	1,667,712
		4,879,830
Canada – 3.52%
Bonavista Energy	75,400	1,694,576
Canadian Tire Class A	35,200	1,913,956
EnCana	67,515	1,298,396
Enerplus	73,658	1,816,093
Pengrowth Energy	168,700	1,523,981
Sun Life Financial	74,300	1,774,043
†Yellow Media	412,100	60,932
		10,081,977
Finland – 1.90%
Kesko Class B	49,669	1,528,003
Nokia	271,596	1,535,641
Stora Enso Class R	195,013	1,141,309
UPM-Kymmene	109,858	1,240,930
		5,445,883
France – 7.14%
AXA	111,162	1,446,042
Bouygues	48,372	1,600,035
Casino Guichard Perrachon	24,541	1,915,344
CNP Assurances	109,418	1,610,889
GDF Suez	57,012	1,693,733
Lafarge	37,239	1,279,726
PPR	15,156	1,958,863
Sanofi	33,130	2,178,941
SCOR	85,302	1,839,851
Total	38,158	1,683,321
Vinci	37,172	1,594,201
Vivendi	81,344	1,655,973
		20,456,919
Germany – 3.47%
Allianz	16,551	1,551,139
Deutsche Lufthansa	128,859	1,649,572
E.ON	76,060	1,650,017
Hannover Rueckversicherung AG	42,546	1,923,357
Muenchener Rueckversicherungs Class R	14,767	1,833,809
RWE	36,469	1,345,125
		9,953,019
■Hong Kong – 0.65%
Esprit Holdings	505,200	611,836
New World Development	1,309,000	1,251,624
		1,863,460
Italy – 3.04%
Banco Popolare	779,032	1,287,915
Enel	368,499	1,626,451
ENI	94,581	1,663,752
Finmeccanica	184,582	1,277,020
Intesa Sanpaolo	785,002	1,230,936
Telecom Italia	1,510,676	1,641,181
		8,727,255
Japan – 37.65%
Aeon	198,500	2,685,041
Aisin Seiki	66,300	2,207,488
Asahi Breweries	138,300	2,930,489
Asahi Glass	183,000	1,786,670
Benesse Holdings	56,200	2,489,667
Brother Industries	156,700	1,841,019
Chiba Bank	411,000	2,850,673
Dai Nippon Printing	189,000	1,954,473
Daiichi Sankyo	119,200	2,484,902
Denso	69,300	2,227,796
East Japan Railway	41,400	2,509,942
Fuji Heavy Industries	357,000	2,096,127
Fujitsu	407,000	1,919,351
Hitachi	442,000	2,194,117
Honda Motor	61,300	1,795,775
Hoya	100,800	2,337,003
ITOCHU	219,700	2,099,416
JFE Holdings	78,700	1,588,657
Kobe Steel	887,000	1,480,608
Konica Minolta Holdings	274,500	1,882,168
Kuraray	178,500	2,434,401
Marubeni	320,000	1,786,868
†Mazda Motor	1,046,000	2,115,796
Mitshui	128,400	1,859,909
Mitsubishi	82,900	1,687,814
Mitsubishi Chemical Holdings	366,000	2,482,131
Mitsubishi UFJ Financial Group	498,400	2,287,483
Mitsui Chemicals	651,000	2,177,464
Mitsui OSK Lines	400,000	1,541,157
Mizuho Financial Group	1,387,000	2,031,102
Nippon Steel	720,000	2,065,028
Nippon Telegraph & Telephone	51,200	2,452,897
Nippon Yusen	589,000	1,597,618
Nissan Motor	259,300	2,294,296
OJI Paper	484,000	2,654,653
Ricoh	196,000	1,642,734
Sega Sammy Holdings	132,300	3,086,661
Shin-Etsu Chemical	46,300	2,271,183
Shionogi	134,900	1,995,905
Sumitomo	161,000	1,992,144
Sumitomo Electric Industries	166,300	1,953,093
Sumitomo Metal Mining	134,000	1,774,194
Sumitomo Mitsui Financial Group	74,000	2,084,993
Sumitomo Mitsui Trust Holdings	649,000	2,148,122
Takeda Pharmaceutical	49,300	2,338,213
TDK	39,000	1,360,457
†Tokyo Electric Power	411,000	1,242,515
TonenGeneral Sekiyu	186,000	2,137,223
Toppan Printing	292,000	2,126,727
Toyota Tsusho	139,500	2,386,640
West Japan Railway	59,600	2,554,815
		107,925,618
Luxembourg – 0.36%
ArcelorMittal	64,215	1,025,836
		1,025,836
Netherlands – 0.46%
Koninklijke Philips Electronics	72,671	1,303,714
		1,303,714
New Zealand – 1.04%
Telecom Corporation of New Zealand	1,505,763	2,993,030
		2,993,030
Norway – 0.63%
Statoil	83,933	1,801,054
		1,801,054
Portugal – 0.64%
Energias de Portugal	596,464	1,836,897
		1,836,897
Singapore – 1.39%
Fraser & Neave	484,000	2,125,864
Singapore Airlines	213,000	1,845,269
		3,971,133
Spain – 5.74%
ACS Actividades de Construccion y Servicios	49,549	1,745,937
Banco Bilbao Vizcaya Argentaria	191,459	1,585,037
Banco de Sabadell	530,963	1,895,611
Banco Popular Espanol	404,925	1,867,907
Banco Santander	200,083	1,635,674
Gas Natural	128,074	2,177,668
Iberdrola	274,155	1,853,327
Mapfre	616,429	1,903,209
Repsol	67,801	1,789,664
		16,454,034
Sweden – 1.61%
Electrolux Class B	90,187	1,325,790
Skanska Class B	110,410	1,527,892
Svenska Cellulosa Class B	144,424	1,757,854
		4,611,536
Switzerland – 1.43%
Baloise Holding	23,384	1,712,287
Novartis	42,713	2,385,757
		4,098,044
United Kingdom – 13.76%
Associated British Foods	146,279	2,517,917
AstraZeneca	50,684	2,249,041
Aviva	335,279	1,576,573
Babcock International Group	233,670	2,382,084
BAE Systems	446,626	1,844,402
Balfour Beatty	422,074	1,669,351
Imperial Tobacco Group	75,303	2,540,968
International Power	471,133	2,236,213
Investec	303,766	1,643,292
J Sainsbury	432,773	1,842,540
Kingfisher	590,114	2,265,699
Marks & Spencer Group	430,974	2,098,380
Resolution	490,399	1,878,903
Rexam	399,309	1,919,920
RSA Insurance Group	1,103,490	1,898,813
Standard Life	701,687	2,171,219
Tesco	380,863	2,230,648
Vodafone Group	822,147	2,118,632
WM Morrison Supermarkets	525,757	2,370,194
		39,454,789
Total Common Stock (Cost $325,453,649)		275,744,913

Preferred Stock – 0.59%∆
Germany – 0.59%
Porsche Automobil Holding	35,470	1,689,295
Total Preferred Stock (Cost $2,344,737)		1,689,295
Right – 0.01%
Spain – 0.01%
†Banco Bilbao Vizcaya Argentaria	190,183	28,025
Total Right (Cost $0)		28,025

Short-Term Investment – 2.29%
Money Market Mutual Fund – 2.29%
Dreyfus Treasury & Agency Cash Management Fund	6,553,750	6,553,750
Total Short-Term Investment (Cost $6,553,750)		6,553,750
Total Value of Securities – 99.08%
(Cost $334,352,136)		284,015,983
Receivables and Other Assets Net of Liabilities – 0.92%*		2,639,431
Net Assets Applicable to 38,927,954 Shares Outstanding – 100.00%		$286,655,414

†Non income producing security.
∆Securities have been classified by country of origin.
■Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
*Includes $780,000 cash pledged as collateral for index future contracts.

Summary of Abbreviations:
AUD – Australian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
EUR – European Monetary Unit
GBP – British Pound Sterling
JPY – Japanese Yen
MNB – Mellon National Bank
NOK – Norwegian Kroner
SEK – Swedish Krona
SGD – Singapore Dollar
USD – United States Dollar

1The following foreign currency exchange contracts and futures contract were outstanding at September 30, 2011:

Foreign Currency Exchange Contracts
				Unrealized
				Appreciation
Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	(Depreciation)
MNB	AUD 197,109	USD (192,378)	10/4/11	$(1,672)
MNB	CAD 7,670	USD (7,771)	10/3/11	(456)
MNB	CAD 78,145	USD (75,234)	10/4/11	(697)
MNB	CHF 27,033	USD (29,864)	10/4/11	(40)
MNB	EUR 383,284	USD (515,901)	10/4/11	(2,468)
MNB	GBP 183,681	USD (287,296)	10/4/11	(912)
MNB	JPY 61,285,814	USD (794,681)	10/4/11	(59)
MNB	NOK 71,976	USD (12,312)	10/4/11	(53)
MNB	SEK 221,019	USD (32,322)	10/4/11	(129)
MNB	SGD 34,723	USD (26,667)	10/4/11	(102)

Futures Contract
				Unrealized
				Appreciation
Contracts to Buy	Notional Cost	Notional Value	Expiration Date	(Depreciation)
130 EMINI MSCI EAFE Index	$8,944,869	$8,752,900	12/16/11	$(191,969)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes."

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP SSgA Developed International 150 Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings.  Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$340,554,390
Aggregate unrealized appreciation	$13,326,397
Aggregate unrealized depreciation	(69,864,804)
Net unrealized depreciation	$(56,538,407)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:
	Level 1	Level 2	Total
Common Stock	$10,081,977	$265,662,936	$275,744,913
Short-Term Investment	6,553,750	-	6,553,750
Other	-	1,717,320	1,717,320
Total	$16,635,727	$267,380,256	$284,015,983

Foreign Currency Exchange Contracts	$-	$(6,588)	$(6,588)
Index Futures Contracts	$(191,969)	$-	$(191,969)

As a result of utilizing international fair value pricing at September 30, 2011, the majority of the portfolio was categorized as Level 2.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of their currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts – The Fund may use futures in the normal course of pursuing its investment objectives. The Fund uses futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of September 30, 2011 were as follows:

	Asset Derivatives		Liabilities Derivatives

	Schedule of Investments Location	Fair Value	Schedule of Investments Location	Fair Value
Forward currency exchange contracts
(Foreign currency exchange contracts)	Receivables and other assets net of liabilities		Receivables and other assets net of liabilities	$(6,588)
		$-
Equity contracts
(Futures contracts)	Receivables and other assets net of liabilities		Receivables and other assets net of liabilities	(191,969)
		-
Total		$-		$(198,557)

The effect of derivative instruments on the Statements of Operations for the period ended September 30, 2011 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain or Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income

Forward currency exchange contracts
(Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(1,353,401)*	$(6,588)

Equity contracts
(Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	(808,574)	(417,119)

Total		$(2,161,975)	$(423,707)
*Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported on the Fund’s Statement of Operations.

4. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP SSgA Emerging Markets 100 Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Common Stock – 90.39%∆
Brazil – 8.90%
Banco do Brasil	179,826	$2,325,699
Centrais Eletricas Brasileiras	221,400	1,902,252
Cia de Saneamento Basico do Estado de Sao Paulo	112,981	2,625,818
Cosan SA Industria E Comercio	209,100	2,666,525
Cyrela Brazil Realty SA Empreendimentos e Participacoes	352,100	2,179,578
Embraer	399,200	2,492,349
Gafisa	530,200	1,501,576
Gerdau ADR	267,631	1,908,209
MRV Engenharia E Participacoes	406,000	2,066,674
Vale ADR	114,884	2,412,564
		22,081,244
Colombia – 1.19%
Inversiones Argos	327,132	2,949,273
		2,949,273
Czechoslovakia – 2.20%
CEZ	64,423	2,468,305
Telefonica o2 Czech Republic	140,565	2,990,420
		5,458,725
■Hong Kong – 8.95%
Bank of China	5,884,100	1,819,467
China Agri-Industries Holdings	2,941,529	1,847,788
China Communications Construction	3,477,000	2,257,865
China Petroleum & Chemical	3,296,000	3,169,754
China Railway Construction	3,047,500	1,275,303
China Railway Group	5,255,000	1,047,845
Huaneng Power International	5,666,000	2,404,982
Shanghai Industrial Holdings	874,000	2,444,777
Shimao Property Holdings	2,343,000	1,759,852
Sino Ocean Land Holdings	5,362,000	1,707,272
Soho China	3,903,500	2,464,460
		22,199,365
Hungary – 0.86%
Richter Gedeon	15,696	2,142,799
		2,142,799
India – 1.87%
Oil & Natural Gas	512,191	2,770,923
Steel Authority	873,390	1,870,993
		4,641,916
Malaysia – 3.28%
IOI	1,717,800	2,485,210
PPB Group	585,000	3,035,578
Tenaga Nasional	1,621,900	2,614,601
		8,135,389
Philippines – 1.22%
Philippine Long Distance Telephone ADR	60,919	3,017,318
		3,017,318
Poland – 1.22%
Polskie Gornictwo Naftowe I Gazonwinctwo	2,483,836	3,025,144
		3,025,144
Republic of Korea – 21.79%
†BS Financial Group	227,172	2,470,499
CJ Cheiljedang	15,909	3,917,447
Daewoo Shipbuilding & Marine Engineering	108,120	2,021,001
†DGB Financial Group	204,293	2,412,909
Hana Financial Group	76,250	2,211,358
Hankook Tire	101,110	3,394,313
Hanwha	70,880	1,975,616
Hyosung	41,874	1,923,636
Hyundai Mipo Dockyard	19,487	1,673,251
Hyundai Motor	17,861	3,114,358
Industrial Bank of Korea	191,220	2,214,230
Kangwon Land	141,450	3,228,796
Korea Exchange Bank	370,609	2,166,569
Korean Air Lines	54,381	2,005,853
KT	65,620	1,971,659
KT&G	64,097	3,978,717
KT ADR	56,636	837,080
LG Display	107,330	1,745,964
POSCO	7,281	2,237,950
Shinhan Financial Group	71,840	2,498,350
Shinsegae	3,529	813,093
SK Holdings	22,258	2,458,527
SK Telecom	21,881	2,756,198
		54,027,374
Russia – 2.58%
Gazprom ADR	209,190	2,002,524
LUKOIL ADR	45,777	2,307,187
Tatneft ADR	84,554	2,079,460
		6,389,171
South Africa – 10.39%
†Aveng	623,845	2,655,396
FirstRand	1,124,275	2,715,656
Imperial Holdings	194,707	2,529,109
Investec	421,591	2,297,069
MMI Holdings	1,335,229	2,805,790
Nedbank Group	157,139	2,650,206
Netcare	1,522,441	2,460,727
RMB Holdings	788,348	2,461,829
Spar Group	232,096	2,754,573
Standard Bank Group	213,981	2,446,328
		25,776,683
Taiwan – 20.15%
Asia Cement	2,980,597	3,068,874
Asustek Computer	462,980	3,451,428
Cheng Shin Rubber Industry	1,697,000	3,517,221
China Development Financial Holding	8,260,857	2,454,953
China Steel	2,865,150	2,786,035
Compal Electronics	3,364,030	3,060,005
Formosa Chemicals & Fibre	870,000	2,236,310
Fubon Financial Holding	2,613,973	2,700,179
LIite-On Technology	2,664,446	2,414,254
Macronix International	5,071,000	1,783,623
Mega Financial Holding	4,334,640	2,977,502
Pou Chen	3,570,000	2,564,285
Quanta Computer	1,751,000	3,355,392
Siliconware Precision Industries	2,675,000	2,587,457
Taiwan Cement	2,739,051	2,906,558
Uni-President Enterprises	2,583,160	3,314,604
United Microelectronics	6,343,000	2,339,853
Wistron	2,183,889	2,451,712
		49,970,245
Thailand – 2.52%
Bangkok Bank	588,140	2,644,910
Charoen Pokphand Foods	4,180,800	3,591,407
		6,236,317
Turkey – 3.27%
KOC Holding	711,371	2,629,372
Turk Telekomunikasyon	657,961	2,825,067
Turkiye Is Bankasi Class C	1,034,290	2,656,730
		8,111,169
Total Common Stock (Cost $271,221,031)		224,162,132
Preferred Stock – 8.04%∆
Brazil – 6.15%
Bradespar 4.31%	124,400	2,168,077
Centrais Elecricas Brasileiras Class B 7.61%	174,485	1,988,684
Eletropaulo Metropolitana Eletricidade de Sao Paulo 25.40%	149,361	2,261,843
Metalurgica Gerdau 3.00%	219,100	1,931,386
Petroleo Brasiliero 5.26%	189,300	1,921,164
Suzano Papel e Celulose 5.55%	363,500	1,635,943
Tele Norte Leste Participacoes 4.88%	190,200	1,809,022
Usinas Siderurgicas de Minas Gerais Class A 3.14%	273,928	1,535,569
		15,251,688
Russia – 1.89%
=Surgutneftegaz 9.73%	5,508,976	2,374,750
=Transneft 1.14%	2,276	2,301,517
		4,676,267
Total Preferred Stock (Cost $31,150,527)		19,927,955
Short-Term Investment – 1.43%
Money Market Mutual Fund – 1.43%
Dreyfus Treasury & Agency Cash Management Fund	3,538,494	3,538,494
Total Short-Term Investment (Cost $3,538,494)		3,538,494
Total Value of Securities – 99.86%
(Cost $305,910,052)		247,628,581
Receivables and Other Assets Net of Liabilities – 0.14%		353,258
Net Assets Applicable to 24,553,234 Shares Outstanding – 100.00%		$247,981,839

†Non income producing security.
∆Securities have been classified by country of origin.
=Security is being fair valued in accordance with the Fund's fair valuation policy. At September 30, 2011 the aggregate amount of fair valued securities was $4,676,267, which represented 1.89% of the Fund's net assets. See Note 1 in "Notes."
■Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

Summary of Abbreviations:
ADR – American Depositary Receipts
INR – Indian Rupee
KRW – South Korean Won
MNB – Mellon National Bank
MYR – Malaysian Ringgit
THB – Thailand Baht
USD – United States Dollar

1The following foreign currency exchange contracts were outstanding at September 30, 2011:

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		Unrealized In Exchange For		Settlement Date	Appreciation (Depreciation)
MNB	INR	5,491,583	USD	(111,697)	10/3/2011	279
MNB	KRW	981,487,960	USD	(835,308)	10/4/2011	(4,543)
MNB	MYR	337,267	USD	(106,039)	10/4/2011	(281)
MNB	THB	4,426,913	USD	(142,500)	10/4/2011	(379)
						$(4,924)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes."

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP SSgA Emerging Markets 100 Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.  The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time.  The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim.  To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments.  The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.  Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$306,836,776
Aggregate unrealized appreciation	$11,725,649
Aggregate unrealized depreciation	(70,933,843)
Net unrealized depreciation	$(59,208,194)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$34,478,843	$189,683,289	$-	$224,162,132
Preferred Stock	15,251,688	-	4,676,267	19,927,955
Short-Term Investment	3,538,494	-	-	3,538,494
Total	$53,269,025	$189,683,289	$4,676,267	$247,628,581

Foreign Currency Exchange Contracts	$-	$(4,924)	$-	$(4,924)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred
Stock
Balance as of 12/31/10	$-
Purchases	6,498,266
Net change in unrealized
appreciation/depreciation	(1,821,999)
Balance as of 9/30/11	$4,676,267

Net change in unrealized
appreciation/depreciation from
investments still held as of 9/30/11	$(1,821,999)

As a result of utilizing international fair value pricing at September, 2011, the majority of the portfolio was categorized as Level 2.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

4. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Vanguard Domestic Equity ETF Fund

September 30, 2011

	Number of	Value
	Shares	(U.S. $)
Affiliated Investment Company – 2.13%
Money Market Fund – 2.13%
*Lincoln Variable Insurance Products Trust–
LVIP Money Market Fund	82,730	$827,300
Total Affiliated Investment Company (Cost $827,300)		827,300
Unaffiliated Investment Companies – 97.71%
Equity Funds – 97.71%
Vanguard Dividend Appreciation ETF	81,695	3,983,448
Vanguard Mega Cap 300 Growth Index ETF	134,664	5,861,924
Vanguard Mega Cap 300 Value Index ETF	226,172	7,762,223
Vanguard Mid-Cap Growth ETF	34,717	1,886,869
Vanguard Mid-Cap Value ETF	58,527	2,715,653
Vanguard REIT Index ETF	37,731	1,919,376
Vanguard Small-Cap Growth ETF	22,178	1,482,821
Vanguard Small-Cap Value ETF	33,566	1,865,598
Vanguard Total Stock Market ETF	180,797	10,428,371
Total Unaffiliated Investment Companies (Cost $43,331,008)		37,906,283
Short-Term Investment – 1.18%
Money Market Mutual Fund – 1.18%
Dreyfus Treasury & Agency Cash Management Fund	457,338	457,338
Total Short-Term Investment (Cost $457,338)		457,338

Total Value of Securities – 101.02%
(Cost $44,615,646)		39,190,921
Liabilities Net of Receivables and Other Assets – (1.02%)		(394,678)
Net Assets Applicable to 4,728,625 Shares Outstanding – 100.00%		$38,796,243

*Standard Class shares.

Summary of Abbreviations:
ETF – Exchange-Traded Fund
REIT – Real Estate Investment Trust

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Vanguard Domestic Equity ETF Fund (Fund).

Security Valuation – Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used. The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAV’s of the underlying funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.  Such dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$44,707,962
Aggregate unrealized appreciation	$-
Aggregate unrealized depreciation	(5,517,041)
Net unrealized depreciation	$(5,517,041)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$38,733,583
Short-Term Investment	457,338
Total	$39,190,921

There were no Level 3 securities at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Vanguard International Equity ETF Fund

September 30, 2011

	Number of	Value
	Shares	(U.S. $)
Affiliated Investment Company – 2.24%
Money Market Fund – 2.24%
*Lincoln Variable Insurance Products Trust–
LVIP Money Market Fund	142,752	$1,427,520
Total Affiliated Investment Company (Cost $1,427,520)		1,427,520
Unaffiliated Investment Companies – 97.32%
International Equity Funds – 97.32%
Vanguard Europe Pacific ETF	428,261	12,920,634
Vanguard FTSE All-World ex-U.S. ETF	243,997	9,447,564
Vanguard FTSE All-World ex-U.S. Small-Cap ETF	117,415	9,211,207
Vanguard Global ex-U.S. Real Estate ETF	74,189	3,041,749
Vanguard MSCI Emerging Markets ETF	162,871	5,845,440
Vanguard MSCI European ETF	157,731	6,408,611
Vanguard MSCI Pacific ETF	204,432	9,906,775
Vanguard Total World Stock ETF	127,509	5,192,166

Total Unaffiliated Companies (Cost $75,470,746)		61,974,146
Short-Term Investment – 0.39%
Money Market Mutual Fund – 0.39%
Dreyfus Treasury & Agency Cash Management Fund	247,913	247,913
Total Short-Term Investment (Cost $247,913)		247,913

Total Value of Securities – 99.95%
(Cost $77,146,179)		63,649,579
Receivables and Other Assets Net of Liabilities – 0.05%		28,689
Net Assets Applicable to 8,327,852 Shares Outstanding – 100.00%		$63,678,268

*Standard Class shares.

ETF – Exchange-Traded Fund

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Vanguard International Equity ETF Fund (Fund).

Security Valuation – Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used. The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAV’s of the underlying funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.  Such dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$77,266,749
Aggregate unrealized appreciation	$-
Aggregate unrealized depreciation	(13,617,170)
Net unrealized depreciation	$(13,617,170)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$63,401,666
Short-Term Investment	247,913
Total	$63,649,579

There were no Level 3 securities at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Dimensional U.S. Equity Fund

September 30, 2011

	Number of	Value
	Shares	(U.S. $)
Affiliated Investment Company – 2.05%
Money Market Fund – 2.05%
*Lincoln Variable Insurance Products Trust–
LVIP Money Market Fund	29,416	$294,163
Total Affiliated Investment Company (Cost $294,163)		294,163
Unaffiliated Investment Companies – 94.88%
Equity Funds – 94.88%
**DFA Real Estate Securities Portfolio	34,056	692,017
**DFA U.S. Core Equity 1 Portfolio	291,666	2,794,157
**DFA U.S. Large Cap Value Portfolio	160,724	2,062,091
**DFA U.S. Large Company Portfolio	476,861	4,253,603
**DFA U.S. Micro Cap Portfolio	59,661	684,307
**DFA U.S. Small Cap Portfolio	61,414	1,094,399
**DFA U.S. Small Cap Value Portfolio	33,225	674,129
**DFA VA U.S. Targeted Value Portfolio	143,147	1,365,620

Total Unaffiliated Investment Companies (Cost $14,888,427)		13,620,323
Short-Term Investment – 0.53%
Money Market Mutual Fund – 0.53%
Dreyfus Treasury & Agency Cash Management Fund	75,780	75,780
Total Short-Term Investment (Cost $75,780)		75,780

Total Value of Securities – 97.46%
(Cost $15,258,370)		13,990,266
Receivables and Other Assets Net of Liabilities – 2.54%		365,257
Net Assets Applicable to 1,761,515 Shares Outstanding – 100.0%		$14,355,523

*Standard Class shares.
**Institutional Class shares.

Summary of Abbreviations:
DFA – Dimensional Fund Advisors
VA – Variable Annuity

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Dimensional U.S. Equity Fund (Fund).

Security Valuation – The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAV’s of the underlying funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Such dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$15,260,903
Aggregate unrealized appreciation	$-
Aggregate unrealized depreciation	(1,270,637)
Net unrealized depreciation	$(1,270,637)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$13,914,486
Short-Term Investment	75,780
Total	$13,990,266

There were no Level 3 securities at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Dimensional Non-U.S. Equity Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Affiliated Investment Company – 2.09%
Money Market Fund – 2.09%
*Lincoln Variable Insurance Products Trust–
LVIP Money Market Fund	18,836	$188,363
Total Affiliated Investment Company (Cost $188,363)		188,363
Unaffiliated Investment Companies – 94.56%
International Equity Funds – 94.56%
**DFA Emerging Markets Core Equity Portfolio	49,638	824,991
**DFA International Core Equity Portfolio	241,477	2,187,784
**DFA International Real Estate Securities Portfolio	95,472	433,443
**DFA International Small Cap Value Portfolio	31,659	436,889
**DFA International Vector Equity Portfolio	101,395	873,013
**DFA Large Cap International Portfolio	134,546	2,197,136
**DFA VA International Small Portfolio	73,695	701,578
**DFA VA International Value Portfolio	88,787	877,216
Total Unaffiliated Investment Companies (Cost $9,552,286)		8,532,050
Short-Term Investment – 1.80%
Money Market Mutual Fund – 1.80%
Dreyfus Treasury & Agency Cash Management Fund	162,449	162,449
Total Short-Term Investment (Cost $162,449)		162,449

Total Value of Securities – 98.45%
(Cost $9,903,098)		8,882,862
Receivables and Other Assets Net of Liabilities – 1.55%		140,206
Net Assets Applicable to 1,169,680 Shares Outstanding – 100.00%		$9,023,068

*Standard Class shares.
**Institutional Class shares.

Summary of Abbreviations:
DFA – Dimensional Fund Advisors
VA – Variable Annuity

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Dimensional Non-U.S. Equity Fund (Fund).

Security Valuation – The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAV’s of the underlying funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.  Such dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$9,907,247
Aggregate unrealized appreciation	$-
Aggregate unrealized depreciation	(1,024,385)
Net unrealized depreciation	$(1,024,385)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$8,720,413
Short-Term Investment	162,449
Total	$8,882,862

There were no Level 3 securities at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Dimensional/Vanguard Total Bond Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Affiliated Investment Company – 1.96%
Money Market Fund – 1.96%
*Lincoln Variable Insurance Products Trust–
LVIP Money Market Fund	57,722	$577,216
Total Affiliated Investment Company (Cost $577,216)		577,216

Unaffiliated Investment Companies – 96.17%
Fixed Income Funds – 96.17%
**DFA Inflation-Protected Securities Portfolio	235,354	2,857,193
**DFA Short-Term Extended Quality Portfolio	275,146	2,872,527
**DFA Two-Year Global Fixed Income Portfolio	282,075	2,885,625
**DFA VA Global Bond Portfolio	127,825	1,438,033
**DFA VA Short Term Fixed Portfolio	365,988	3,751,373
Vanguard Long-Term Bond ETF	32,715	3,002,256
Vanguard Mortgage-Backed Securities ETF	55,362	2,869,966
Vanguard Total Bond Market ETF	103,677	8,681,912
Total Unaffiliated Investment Companies (Cost $28,145,058)		28,358,885

Short-Term Investment – 2.12%
Money Market Mutual Fund – 2.12%
Dreyfus Treasury & Agency Cash Management Fund	624,281	624,281
Total Short-Term Investment (Cost $624,281)		624,281

Total Value of Securities – 100.25%
(Cost $29,346,555)		29,560,382
Liabilities Net of Receivables and Other Assets – (0.25%)		(73,295)
Net Assets Applicable to 2,830,606 Shares Outstanding – 100.00%		$29,487,087

*Standard Class shares
**Institutional Class shares

Summary of Abbreviations:
DFA – Dimensional Fund Advisors
ETF – Exchange-Traded Fund
VA – Variable Annuity

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Dimensional/Vanguard Total Bond Fund (Fund).

Security Valuation – Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used. The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAV’s of the underlying funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.  Such dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$29,348,519
Aggregate unrealized appreciation	$256,127
Aggregate unrealized depreciation	(44,264)
Net unrealized appreciation	$211,863

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$28,936,101
Short-Term Investment	624,281
Total	$29,560,382

There were no Level 3 securities at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Moderate Profile Fund (Formerly LVIP Wilshire Moderate Profile Fund)

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Affiliated Investment Companies – 86.89%
Equity Funds – 34.57%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Large Cap 100 Fund	5,538,625	$52,533,854
LVIP SSgA S&P 500 Index Fund	37,000,732	297,300,882
LVIP SSgA Small-Cap Index Fund	6,741,240	99,871,464
		449,706,200
Fixed Income Funds – 30.82%
*Lincoln Variable Insurance Products Trust –
LVIP BlackRock Inflation Protected Bond Fund	61,145,806	66,515,875
LVIP Delaware Bond Fund	18,083,148	254,737,310
LVIP Delaware Diversified Floating Rate Fund	5,370,224	53,471,320
LVIP J.P. Morgan High Yield Bond Fund	2,619,732	26,160,644
		400,885,149
International Equity Funds – 18.54%
*Lincoln Variable Insurance Products Trust –
LVIP Cohen & Steers Global Real Estate Fund	3,907,590	24,488,865
LVIP MFS International Growth Fund	2,454,523	25,546,672
LVIP SSgA Developed International 150 Fund	5,343,464	39,375,983
LVIP SSgA Emerging Markets 100 Fund	1,154,508	11,675,537
LVIP SSgA International Index Fund	21,015,435	140,130,921
		241,217,978
International Fixed Income Fund – 2.96%
*Lincoln Variable Insurance Products Trust –
LVIP Global Income Fund	3,327,182	38,462,224
		38,462,224
Total Affiliated Investment Companies (Cost $1,141,645,028)		1,130,271,551
Unaffiliated Investment Companies – 13.08%
Equity Funds – 6.06%
*Delaware VIP Trust –
Delaware VIP U.S. Growth Series	4,923,785	38,553,240
Delaware VIP Value Series	2,593,901	40,257,341
		78,810,581
Fixed Income Fund – 7.02%
*Delaware VIP Trust –
Delaware VIP Diversified Income Series	8,481,720	91,348,121
		91,348,121
Total Unaffiliated Investment Companies (Cost $139,459,748)		170,158,702

Short-Term Investment – 0.09%
Money Market Mutual Fund – 0.09%
Dreyfus Treasury & Agency Cash Management Fund	1,222,084	1,222,084
Total Short-Term Investment (Cost $1,222,084)		1,222,084
Total Value of Securities – 100.06%
(Cost $1,282,326,860)		1,301,652,337
Liabilities Net of Receivables and Other Assets – (0.06%)		(834,121)
Net Assets Applicable to 116,189,562 Shares Outstanding – 100.00%		$1,300,818,216

*Standard Class shares.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Moderate Profile Fund (Formerly LVIP Wilshire Moderate Profile Fund) (Fund).

Security Valuation – The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$1,297,344,254
Aggregate unrealized appreciation	$65,926,143
Aggregate unrealized depreciation	(61,618,060)
Net unrealized appreciation	$4,308,083

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $107,975,945 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $94,962,601 expires in 2017 and $13,013,344 expires in 2018.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$1,300,430,253
Short-Term Investment	1,222,084
Total	$1,301,652,337

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Conservative Profile Fund (Formerly LVIP Wilshire Conservative Profile Fund)

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Affiliated Investment Companies – 87.25%
Equity Funds – 25.46%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Large Cap 100 Fund	981,984	$9,314,117
LVIP SSgA S&P 500 Index Fund	10,838,355	87,086,185
LVIP SSgA Small-Cap Index Fund	1,478,003	21,896,614
		118,296,916
Fixed Income Funds – 50.09%
*Lincoln Variable Insurance Products Trust –
LVIP BlackRock Inflation Protected Bond Fund	2,145,002	23,599,317
LVIP Delaware Bond Fund	13,165,645	185,464,440
LVIP Delaware Diversified Floating Rate Fund	1,905,213	18,970,210
LVIP J.P. Morgan High Yield Bond Fund	468,206	4,675,502
		232,709,469
International Equity Funds – 8.76%
*Lincoln Variable Insurance Products Trust –
LVIP Cohen & Steers Global Real Estate Fund	693,164	4,344,058
LVIP SSgA Developed International 150 Fund	1,263,510	9,310,807
LVIP SSgA International Index Fund	4,054,243	27,033,690
		40,688,555
International Fixed Income Fund – 2.94%
*Lincoln Variable Insurance Products Trust –
LVIP Global Income Fund	1,180,615	13,647,912
		13,647,912
Total Affiliated Investment Companies (Cost $397,887,411)		405,342,852
Unaffiliated Investment Companies – 12.88%
Equity Funds – 4.96%
*Delaware VIP Trust –
Delaware VIP U.S. Growth Series	1,744,204	13,657,115
Delaware VIP Value Series	605,168	9,392,213
		23,049,328
Fixed Income Funds – 7.92%
*Delaware VIP Trust –
Delaware VIP Diversified Income Series	3,412,862	36,756,526
		36,756,526
Total Unaffiliated Investment Companies (Cost $48,293,544)		59,805,854
Total Value of Securities – 100.13%
(Cost $446,180,955)		465,148,706
Liabilities Net of Receivables and Other Assets – (0.13%)		(584,051)
Net Assets Applicable to 39,603,118 Shares Outstanding – 100.00%		$464,564,655

*Standard Class shares.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Conservative Profile Fund (Formerly LVIP Wilshire Conservative Profile Fund) (Fund).

Security Valuation – The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$451,665,015
Aggregate unrealized appreciation	$29,121,998
Aggregate unrealized depreciation	(15,638,307)
Net unrealized appreciation	$13,483,691

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $12,410,828 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$465,148,706

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Moderately Aggressive Profile Fund (Formerly LVIP Wilshire Moderately Aggressive Profile Fund)

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Affiliated Investment Companies – 86.97%
Equity Funds – 37.81%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Large Cap 100 Fund	3,603,490	$34,179,100
LVIP S&P 500 Index Fund	27,204,810	218,590,646
LVIP Small-Cap Index Fund	4,386,956	64,992,752
		317,762,498
Fixed Income Funds – 21.73%
*Lincoln Variable Insurance Products Trust –
LVIP BlackRock Inflation Protected Bond Fund	3,146,560	34,618,449
LVIP Delaware Bond Fund	9,294,774	130,935,477
LVIP J.P. Morgan High Yield Bond Fund	1,704,371	17,019,851
		182,573,777
International Equity Funds – 24.45%
*Lincoln Variable Insurance Products Trust –
LVIP Cohen & Steers Global Real Estate Fund	3,813,964	23,902,109
LVIP SSgA Developed International 150 Fund	3,476,713	25,619,895
LVIP SSgA Emering Markets 100 Fund	1,502,578	15,195,571
LVIP SSgA International Index Fund	21,108,172	140,749,288
		205,466,863
International Fixed Income Fund – 2.98%
*Lincoln Variable Insurance Products Trust –
LVIP Global Income Fund	2,164,721	25,024,173
		25,024,173
Total Affiliated Investment Companies (Cost $755,439,777)		730,827,311
Unaffiliated Investment Companies – 13.06%
Commodity Fund – 0.89%
**PIMCO Commodity RealReturn Strategy Portfolio	1,012,812	7,484,684
		7,484,684
Equity Funds – 6.12%
*Delaware VIP Trust –
Delaware VIP U.S. Growth Series	3,227,299	25,269,750
Delaware VIP Value Series	1,684,752	26,147,345
		51,417,095
Fixed Income Fund – 6.05%
*Delaware VIP Trust –
Delaware VIP Diversified Income Series	4,724,574	50,883,664
		50,883,664
Total Unaffiliated Investment Companies (Cost $90,488,027)		109,785,443

Short-Term Investment – 0.00%
Money Market Mutual Fund – 0.00%
Dreyfus Treasury & Agency Cash Management Fund	5,535	5,535
Total Short-Term Investment (Cost $5,535)		5,535
Total Value of Securities – 100.03%
(Cost $845,933,339)		840,618,289
Liabilities Net of Receivables and Other Assets – (0.03%)		(239,893)
Net Assets Applicable to 79,607,569 Shares Outstanding – 100.00%		$840,378,396

*Standard Class shares.
**Institutional Class shares.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Moderately Aggressive Profile Fund (Formerly LVIP Wilshire Moderately Aggressive Profile Fund) (Fund).

Security Valuation – The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$856,804,020
Aggregate unrealized appreciation	$32,524,585
Aggregate unrealized depreciation	(48,710,316)
Net unrealized depreciation	$(16,185,731)

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $110,633,020 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $89,130,309 expires in 2017 and $21,502,711 expires in 2018.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$840,612,754
Short-Term Investment	5,535
Total	$840,618,289

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP American Balanced Allocation Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Unaffiliated Investment Companies–99.69%
Asset Allocation Fund–18.19%
**American Funds®-Capital Income Builder	1,353,539	$63,440,366
		63,440,366
Equity Funds–32.24%
*American Funds Insurance Series®–
Blue Chip Income & Growth Fund	5,004,339	41,385,880
Growth Fund	550,314	26,563,664
Growth-Income Fund	1,452,778	44,484,075
		112,433,619
Fixed Income Funds–33.36%
**American Funds–
Intermediate Bond Fund of America	798,739	10,878,824
Short-Term Bond Fund of America	718,680	7,251,483
*American Funds Insurance Series–
Bond Fund	3,897,374	43,533,664
High-Income Bond Fund	636,496	6,835,966
Mortgage Fund	1,408,401	14,619,205
U.S. Government/AAA-Rated Securities Fund	2,529,961	33,218,390
		116,337,532
International Equity Funds–13.86%
*American Funds Insurance Series–
Global Growth Fund	902,149	16,590,528
Global Small Capitalization Fund	745,594	12,399,223
International Fund	1,313,630	19,323,500
		48,313,251
International Fixed Income Fund–2.04%
*American Funds Insurance Series–Global Bond Fund	584,666	7,109,542
		7,109,542
Total Unaffiliated Investment Companies (Cost $375,775,938)		347,634,310
Short-Term Investment–0.22%
Money Market Mutual Fund–0.22%
Dreyfus Treasury & Agency Cash Management Fund	759,716	759,716
Total Short-Term Investment (Cost $759,716)		759,716

Total Value of Securities–99.91%
(Cost $376,535,654)		348,394,026
Receivables and Other Assets Net of Liabilities–0.09%		326,622
Net Assets Applicable to 34,840,551 Shares Outstanding–100.00%		$348,720,648

*Class 1 shares
**Class F-2 shares

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP American Balanced Allocation Fund (Fund).

Security Valuation–The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax return for the open tax year ended December 31, 2010, and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$377,184,619
Aggregate unrealized appreciation	$2,777,586
Aggregate unrealized depreciation	(31,568,179)
Net unrealized depreciation	$(28,790,593)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.  Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances.  The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$347,634,310
Short-Term Investment	759,716
Total	$348,394,026

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP American Growth Allocation Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Unaffiliated Investment Companies–99.61%
Asset Allocation Fund–15.31%
**American Funds®-Capital Income Builder	1,134,434	$53,170,929
		53,170,929
Equity Funds–36.53%
*American Funds Insurance Series®-
Blue Chip Income & Growth Fund	6,292,449	52,038,553
Growth Fund	622,915	30,068,109
Growth-Income Fund	1,461,433	44,749,088
		126,855,750
Fixed Income Funds–24.16%
**American Funds-Intermediate Bond Fund of America	803,331	10,941,366
*American Funds Insurance Series-
Bond Fund	3,266,394	36,485,623
High-Income Bond Fund	640,104	6,874,721
Mortgage Fund	711,102	7,381,241
U.S. Government/AAA-Rated Securities Fund	1,694,111	22,243,674
		83,926,625
International Equity Funds–21.55%
*American Funds Insurance Series-
Global Growth & Income Fund	783,842	6,795,910
Global Growth Fund	1,088,723	20,021,623
Global Small Capitalization Fund	749,820	12,469,499
International Fund	1,980,301	29,130,229
New World Fund	338,587	6,429,759
		74,847,020
International Fixed Income Fund–2.06%
*American Funds Insurance Series-Global Bond Fund	588,050	7,150,687
		7,150,687
Total Unaffiliated Investment Companies (Cost $381,032,406)		345,951,011
Short-Term Investment–0.46%
Money Market Mutual Fund–0.46%
Dreyfus Treasury & Agency Cash Management Fund	1,619,105	1,619,105
Total Short-Term Investment (Cost $1,619,105)		1,619,105

Total Value of Securities–100.07%
(Cost $382,651,511)		347,570,116
Liabilities Net of Receivables and Other Assets–(0.07%)		(255,333)
Net Assets Applicable to 35,106,985 Shares Outstanding–100.00%		$347,314,783

*Class 1 shares
**Class F-2 shares

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP American Growth Allocation Fund (Fund).

Security Valuation–The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax return for the open tax year ended December 31, 2010, and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$383,375,662
Aggregate unrealized appreciation	$2,131,442
Aggregate unrealized depreciation	(37,936,988)
Net unrealized depreciation	$(35,805,546)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.  Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances.  The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$345,951,011
Short-Term Investment	1,619,105
Total	$347,570,116

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP American Income Allocation Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Unaffiliated Investment Companies–99.95%
Asset Allocation Fund–19.83%
**American Funds®-Capital Income Builder	401,572	$18,821,702
		18,821,702
Equity Funds–22.99%
*American Funds Insurance Series®-
Blue Chip Income & Growth Fund	1,002,901	8,293,993
Growth Fund	128,748	6,214,673
Growth-Income Fund	238,911	7,315,467
		21,824,133
Fixed Income Funds–53.38%
**American Funds-
Intermediate Bond Fund of America	284,077	3,869,127
Short-Term Bond Fund of America	383,381	3,868,317
*American Funds Insurance Series–
Bond Fund	1,732,796	19,355,325
Mortgage Fund	563,718	5,851,389
U.S. Government/AAA-Rated Securities Fund	1,349,766	17,722,423
		50,666,581
International Equity Fund–1.75%
*American Funds Insurance Series–
Global Small Capitalization Fund	99,552	1,655,558
		1,655,558
International Fixed Income Fund–2.00%
*American Funds Insurance Series-Global Bond Fund	156,079	1,897,922
		1,897,922
Total Unaffiliated Investment Companies (Cost $98,003,282)		94,865,896
Short-Term Investment–0.20%
Money Market Mutual Fund–0.20%
Dreyfus Treasury & Agency Cash Management Fund	191,044	191,044
Total Short-Term Investment (Cost $191,044)		191,044

Total Value of Securities–100.15%
(Cost $98,194,326)		95,056,940
Liabilities Net of Receivables and Other Assets–(0.15%)		(139,220)
Net Assets Applicable to 9,246,651 Shares Outstanding–100.00%		$94,917,720

*Class 1 shares
**Class F-2 shares

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP American Income Allocation Fund (Fund).

Security Valuation–The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax return for the open tax year ended December 31, 2010, and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$98,368,169
Aggregate unrealized appreciation	$1,260,149
Aggregate unrealized depreciation	(4,571,378)
Net unrealized depreciation	$(3,311,229)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.  Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances.  The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$94,865,896
Short-Term Investment	191,044
Total	$95,056,940

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Delaware Social Awareness Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Common Stock – 99.66%
Aerospace & Defense – 2.26%
Rockwell Collins	54,400	$2,870,144
United Technologies	137,200	9,653,392
		12,523,536
Air Freight & Logistics – 1.26%
FedEx	103,500	7,004,880
		7,004,880
Auto Components – 0.79%
†Borg Warner	72,100	4,364,213
		4,364,213
Automobiles – 1.01%
†Ford Motor	578,000	5,589,260
		5,589,260
Beverages – 1.74%
PepsiCo	155,500	9,625,450
		9,625,450
Biotechnology – 3.80%
Amgen	93,000	5,110,350
†Celgene	88,100	5,455,152
†Gilead Sciences	177,100	6,871,480
†Vertex Pharmaceuticals	81,300	3,621,102
		21,058,084
Capital Markets – 2.26%
BlackRock	42,600	6,305,226
State Street	194,100	6,242,256
		12,547,482
Chemicals – 1.42%
Celanese Class A	141,000	4,586,730
†Rockwood Holdings	97,800	3,294,882
		7,881,612
Commercial Banks – 3.42%
M&T Bank	77,500	5,417,250
Wells Fargo	561,500	13,543,380
		18,960,630
Communications Equipment – 2.41%
Cisco Systems	207,300	3,211,077
QUALCOMM	208,400	10,134,492
		13,345,569
Computers & Peripherals – 3.14%
†EMC	582,900	12,235,071
†NetApp	151,700	5,148,698
		17,383,769
Consumer Finance – 1.31%
Capital One Financial	182,550	7,234,457
		7,234,457
Containers & Packaging – 0.79%
†Owens-Illinois	289,300	4,374,216
		4,374,216
Diversified Financial Services – 1.28%
†IntercontinentalExchange	59,750	7,066,035
		7,066,035
Diversified Telecommunication Services – 2.19%
AT&T	426,200	12,155,224
		12,155,224
Electrical Equipment – 1.86%
Roper Industries	149,600	10,308,936
		10,308,936
Energy Equipment & Services – 3.81%
†Nabors Industries	465,300	5,704,578
National Oilwell Varco	118,000	6,043,960
†Noble	319,200	9,368,520
		21,117,058
Food & Staples Retailing – 2.07%
CVS Caremark	342,300	11,494,434
		11,494,434
Food Products – 2.10%
General Mills	302,400	11,633,328
		11,633,328
Gas Utilities – 0.69%
AGL Resources	93,400	3,805,116
		3,805,116
Health Care Equipment & Supplies – 2.02%
Baxter International	148,600	8,342,404
†Gen-Probe	49,800	2,851,050
		11,193,454
Health Care Providers & Services – 3.87%
†Express Scripts	192,400	7,132,268
UnitedHealth Group	309,900	14,292,588
		21,424,856
Hotels, Restaurants & Leisure – 1.87%
Starbucks	277,600	10,351,704
		10,351,704
Household Durables – 1.36%
Jarden	266,200	7,522,812
		7,522,812
Household Products – 1.25%
Kimberly-Clark	97,100	6,895,071
		6,895,071
Insurance – 3.94%
AFLAC	178,900	6,252,555
Prudential Financial	205,600	9,634,416
Travelers	122,400	5,964,552
		21,851,523
Internet & Catalog Retail – 1.32%
Expedia	284,500	7,325,875
		7,325,875
Internet Software & Services – 3.43%
†Google Class A	27,500	14,145,450
†LogMeIn	146,900	4,878,549
		19,023,999
IT Services – 2.44%
Accenture Class A	142,200	7,491,096
†Cognizant Technology Solutions Class A	96,500	6,050,550
		13,541,646
Life Sciences Tools & Services – 1.04%
†Thermo Fisher Scientific	113,800	5,762,832
		5,762,832
Machinery – 2.98%
Cummins	64,200	5,242,572
Deere	146,100	9,433,677
Lincoln Electric Holdings	63,300	1,836,333
		16,512,582
Media – 3.30%
Comcast Class A	411,300	8,596,170
Viacom Class B	249,660	9,671,828
		18,267,998
Metals & Mining – 0.71%
Cliffs Natural Resources	76,400	3,909,388
		3,909,388
Multiline Retail – 5.22%
Kohl's	185,800	9,122,780
Macy's	450,300	11,851,896
Nordstrom	174,000	7,948,320
		28,922,996
Multi-Utilities – 0.95%
OGE Energy	110,500	5,280,795
		5,280,795
Oil, Gas & Consumable Fuels – 3.39%
Apache	82,400	6,611,776
EQT	75,500	4,028,680
†Newfield Exploration	205,700	8,164,233
		18,804,689
Pharmaceuticals – 5.93%
Abbott Laboratories	312,800	15,996,592
Allergan	204,400	16,838,472
		32,835,064
Professional Services – 1.99%
Manpower	162,700	5,469,974
Towers Watson Class A	92,694	5,541,247
		11,011,221
Road & Rail – 2.03%
Hunt (J.B.) Transport	52,600	1,899,912
Norfolk Southern	53,000	3,234,060
Union Pacific	74,900	6,117,083
		11,251,055
Semiconductors & Semiconductor Equipment – 3.73%
†First Solar	42,900	2,711,709
Intel	498,000	10,622,340
Maxim Integrated Products	189,300	4,416,369
†ON Semiconductor	406,700	2,916,039
		20,666,457
Software – 5.06%
†Check Point Software Technologies	92,200	4,864,472
Microsoft	808,100	20,113,609
Oracle	105,500	3,032,070
		28,010,151
Specialty Retail – 0.59%
Guess	114,900	3,273,501
		3,273,501
Wireless Telecommunication Services – 1.63%
Vodafone Group ADR	352,300	9,036,495
		9,036,495
Total Common Stock (Cost $501,614,836)		552,149,453
Short-Term Investment – 0.44%
Money Market Mutual Fund – 0.44%
Dreyfus Treasury & Agency Cash Management Fund	2,418,475	2,418,475
Total Short-Term Investment (Cost $2,418,475)		2,418,475
Total Value of Securities – 100.10%
(Cost $504,033,311)		554,567,928
Liabilities Net of Receivables and Other Assets – (0.10%)		(560,987)
Net Assets Applicable to 20,071,000 Shares Outstanding – 100.00%		$554,006,941

†Non income producing security.

ADR – American Depositary Receipt
___________________________________________________________________________________
Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Delaware Social Awareness Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$505,763,669
Aggregate unrealized appreciation	$106,286,348
Aggregate unrealized depreciation	(57,482,089)
Net unrealized appreciation	$48,804,259

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $35,424,906 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Common Stock	$552,149,453
Short-Term Investment	2,418,475
Total	$554,567,928

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Market Risk
The Fund only invests in companies that meet its definition of “socially responsible” and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

4. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Delaware Growth and Income Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Common Stock – 99.65%
Aerospace & Defense – 4.11%
Honeywell International	229,700	$10,086,127
Lockheed Martin	91,800	6,668,352
Rockwell Collins	62,700	3,308,052
Triumph Group	63,100	3,075,494
United Technologies	232,400	16,351,664
		39,489,689
Air Freight & Logistics – 0.31%
FedEx	43,500	2,944,080
		2,944,080
Automobiles – 0.90%
†Ford Motor	898,500	8,688,495
		8,688,495
Beverages – 2.75%
Coca-Cola	104,400	7,053,264
PepsiCo	313,400	19,399,460
		26,452,724
Biotechnology – 3.06%
Amgen	142,900	7,852,355
†Celgene	118,300	7,325,136
†Gilead Sciences	250,000	9,700,000
†Vertex Pharmaceuticals	102,700	4,574,258
		29,451,749
Capital Markets – 1.68%
BlackRock	62,800	9,295,028
Goldman Sachs Group	72,688	6,872,650
		16,167,678
Chemicals – 3.00%
Agrium	99,300	6,619,338
Celanese Class A	267,400	8,698,522
Dow Chemical	182,600	4,101,196
duPont (E.I.) deNemours	99,300	3,969,021
Eastman Chemical	79,800	5,468,694
		28,856,771
Commercial Banks – 2.39%
M&T Bank	62,200	4,347,780
Wells Fargo	771,365	18,605,324
		22,953,104
Commercial Services & Supplies – 0.55%
Republic Services	188,100	5,278,086
		5,278,086
Communications Equipment – 1.94%
Cisco Systems	188,000	2,912,120
QUALCOMM	322,500	15,683,175
		18,595,295
Computers & Peripherals – 6.45%
†Apple	106,850	40,729,083
†EMC	681,700	14,308,883
†NetApp	205,100	6,961,094
		61,999,060
Construction & Engineering – 1.14%
Fluor	148,900	6,931,295
†URS	134,400	3,986,304
		10,917,599
Consumer Finance – 1.02%
Capital One Financial	246,820	9,781,477
		9,781,477
Containers & Packaging – 0.39%
†Owens-Illinois	249,500	3,772,440
		3,772,440
Diversified Financial Services – 2.59%
†IntercontinentalExchange	71,950	8,508,807
JPMorgan Chase	542,200	16,331,064
		24,839,871
Diversified Telecommunication Services – 2.31%
AT&T	779,200	22,222,784
		22,222,784
Electric Utilities – 0.78%
Exelon	176,400	7,516,404
		7,516,404
Electrical Equipment – 0.51%
Roper Industries	71,100	4,899,501
		4,899,501
Energy Equipment & Services – 3.83%
Baker Hughes	140,700	6,494,712
†Nabors Industries	321,600	3,942,816
National Oilwell Varco	89,500	4,584,190
†Noble	246,100	7,223,035
Schlumberger	243,500	14,544,255
		36,789,008
Food & Staples Retailing – 1.51%
CVS Caremark	432,200	14,513,276
		14,513,276
Food Products – 1.13%
General Mills	282,100	10,852,387
		10,852,387
Gas Utilities – 0.70%
AGL Resources	164,500	6,701,730
		6,701,730
Health Care Providers & Services – 3.05%
AmerisourceBergen	140,400	5,232,708
†Express Scripts	235,900	8,744,813
UnitedHealth Group	332,800	15,348,736
		29,326,257
Hotels, Restaurants & Leisure – 2.32%
McDonald's	176,100	15,465,102
Starbucks	183,300	6,835,257
		22,300,359
Household Durables – 0.92%
Jarden	313,500	8,859,510
		8,859,510
Household Products – 3.68%
Kimberly-Clark	160,800	11,418,408
Procter & Gamble	379,700	23,989,446
		35,407,854
Industrial Conglomerates – 0.82%
General Electric	518,600	7,903,464
		7,903,464
Insurance – 2.67%
AFLAC	225,300	7,874,235
Prudential Financial	253,500	11,879,010
Travelers	121,600	5,925,568
		25,678,813
Internet & Catalog Retail – 0.71%
Expedia	264,400	6,808,300
		6,808,300
Internet Software & Services – 2.72%
†Google Class A	36,900	18,980,622
†Yahoo	541,200	7,122,192
		26,102,814
IT Services – 2.70%
Accenture Class A	190,000	10,009,200
†Cognizant Technology Solutions Class A	142,900	8,959,830
International Business Machines	40,100	7,018,703
		25,987,733
Life Sciences Tools & Services – 1.04%
†Thermo Fisher Scientific	197,600	10,006,464
		10,006,464
Machinery – 2.60%
Caterpillar	122,100	9,015,864
Cummins	87,200	7,120,752
Deere	136,600	8,820,262
		24,956,878
Media – 3.05%
CBS Class B	140,900	2,871,542
Comcast Special Class A	763,900	15,805,091
Viacom Class B	275,348	10,666,982
		29,343,615
Metals & Mining – 0.52%
Cliffs Natural Resources	96,808	4,953,665
		4,953,665
Multiline Retail – 4.17%
Kohl's	164,600	8,081,860
Macy's	543,400	14,302,288
Nordstrom	208,100	9,506,008
Target	167,200	8,199,488
		40,089,644
Multi-Utilities – 1.22%
MDU Resources Group	296,000	5,680,240
OGE Energy	126,000	6,021,540
		11,701,780
Oil, Gas & Consumable Fuels – 7.42%
Apache	70,600	5,664,944
Chevron	131,700	12,184,884
Exxon Mobil	406,000	29,487,779
Hess	127,300	6,678,158
†Newfield Exploration	193,900	7,695,891
Occidental Petroleum	133,600	9,552,400
		71,264,056
Pharmaceuticals – 5.76%
Abbott Laboratories	246,300	12,595,782
Johnson & Johnson	41,700	2,656,707
Merck	551,800	18,049,378
Pfizer	1,246,576	22,039,464
		55,341,331
Professional Services – 1.30%
Manpower	124,300	4,178,966
Towers Watson Class A	139,602	8,345,408
		12,524,374
Real Estate Investment Trusts – 0.61%
Host Hotels & Resorts	535,964	5,863,446
		5,863,446
Road & Rail – 1.84%
Hunt (J.B.) Transport	117,100	4,229,652
Norfolk Southern	91,000	5,552,820
Union Pacific	96,400	7,872,988
		17,655,460
Semiconductors & Semiconductor Equipment – 1.80%
Intel	571,400	12,187,962
†ON Semiconductor	712,100	5,105,757
		17,293,719
Software – 4.07%
†Check Point Software Technologies	109,700	5,787,772
Microsoft	1,015,200	25,268,328
†Nuance Communications	213,100	4,338,716
Oracle	127,800	3,672,972
		39,067,788
Specialty Retail – 0.51%
Guess	172,110	4,903,414
		4,903,414
Wireless Telecommunication Services – 1.10%
Vodafone Group ADR	411,400	10,552,410
		10,552,410
Total Common Stock (Cost $808,176,423)		957,576,356
	Principal
	Amount
	(U.S. $)
Short-Term Investments – 0.39%
≠Discounted Commercial Paper – 0.37%
Danaher 0.04% 10/3/11	$3,525,000	3,524,992
		3,524,992
	Number of
	Shares
Money Market Mutual Fund – 0.02%
Dreyfus Treasury & Agency Cash Management Fund	206,751	206,751
		206,751
Total Short-Term Investments (Cost $3,731,743)		3,731,743

Total Value of Securities – 100.04%
(Cost $811,908,166)		961,308,099
Liabilities Net of Receivables and Other Assets – (0.04%)		(411,971)
Net Assets Applicable to 36,840,862 Shares Outstanding – 100.00%		$960,896,128

†Non income producing security.
≠The rate shown is the effective yield at the time of purchase.

ADR – American Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Delaware Growth and Income Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$819,601,266
Aggregate unrealized appreciation	$218,828,917
Aggregate unrealized depreciation	(77,122,084)
Net unrealized appreciation	$141,706,833

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $76,672,574 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire in 2017.

U.S.GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Total
Common Stock	$957,576,356	$-	$957,576,356
Short-Term Investments	206,751	3,524,992	3,731,743
Total	$957,783,107	$3,524,992	$961,308,099

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Delaware Special Opportunities Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Common Stock – 98.55%
Aerospace & Defense – 0.54%
Alliant Techsystems	46,500	$2,534,715
		2,534,715
Auto Components – 3.19%
†Borg Warner	121,000	7,324,130
Johnson Controls	292,000	7,700,040
		15,024,170
Beverages – 0.99%
Dr. Pepper Snapple Group	120,000	4,653,600
		4,653,600
Capital Markets – 2.55%
Federated Investors Class B	193,300	3,388,549
Northern Trust	83,500	2,920,830
Raymond James Financial	219,550	5,699,518
		12,008,897
Chemicals – 7.32%
Albemarle	213,200	8,613,280
Celanese Class A	211,500	6,880,095
Cytec Industries	237,200	8,335,208
FMC	73,200	5,062,512
†Solutia	429,800	5,522,930
		34,414,025
Commercial Banks – 6.56%
Associated Banc-Corp	175,900	1,635,870
BancorpSouth	215,800	1,894,724
Bank of Hawaii	184,500	6,715,800
Comerica	223,700	5,138,389
East West Bancorp	491,400	7,326,774
First Horizon National	633,810	3,777,508
Regions Financial	602,400	2,005,992
Zions Bancorp	168,800	2,375,016
		30,870,073
Commercial Services & Supplies – 0.62%
Brink's	126,000	2,937,060
		2,937,060
Communications Equipment – 0.46%
†Polycom	118,600	2,178,682
		2,178,682
Construction & Engineering – 1.36%
KBR	269,800	6,375,374
		6,375,374
Containers & Packaging – 1.72%
†Crown Holdings	150,500	4,606,805
†Owens-Illinois	229,800	3,474,576
		8,081,381
Diversified Consumer Services – 1.26%
Service International	649,700	5,951,252
		5,951,252
Electric Utilities – 2.64%
Edison International	175,600	6,716,700
PPL	200,300	5,716,562
		12,433,262
Electrical Equipment – 1.60%
Regal-Beloit	165,400	7,505,852
		7,505,852
Electronic Equipment, Instruments & Components – 1.09%
†Avnet	196,300	5,119,504
		5,119,504
Energy Equipment & Services – 2.56%
ENSCO ADR	174,200	7,042,906
†Rowan	165,400	4,993,426
		12,036,332
Food Products – 0.67%
Tyson Food Class A	181,900	3,157,784
		3,157,784
Gas Utilities – 0.40%
Questar	105,500	1,868,405
		1,868,405
Health Care Equipment & Supplies – 1.15%
Becton, Dickinson	74,000	5,425,680
		5,425,680
Health Care Providers & Services – 3.36%
McKesson	138,300	10,054,410
Universal Health Services Class B	169,300	5,756,200
		15,810,610
Hotels, Restaurants & Leisure – 0.46%
Starwood Hotels & Resorts Worldwide	56,000	2,173,920
		2,173,920
Household Durables – 2.31%
DR Horton	280,933	2,539,634
†Fortune Brands	86,400	4,672,512
Newell Rubbermaid	308,600	3,663,082
		10,875,228
Insurance – 9.41%
American Financial Group	274,650	8,533,376
Berkley (W.R.)	381,850	11,337,126
HCC Insurance Holdings	225,300	6,094,365
Loews	82,400	2,846,920
Reinsurance Group of America	150,600	6,920,070
StanCorp Financial Group	79,700	2,197,329
Torchmark	181,500	6,327,090
		44,256,276
IT Services – 1.24%
†Fiserv	114,600	5,818,242
		5,818,242
Leisure Equipment & Products – 0.92%
Hasbro	132,500	4,320,825
		4,320,825
Life Sciences Tools & Services – 2.10%
†Agilent Technologies	144,700	4,521,875
†Thermo Fisher Scientific	106,100	5,372,904
		9,894,779
Machinery – 4.60%
Cummins	60,900	4,973,094
Eaton	94,000	3,337,000
Gardner Denver	113,000	7,181,150
Parker Hannifin	97,750	6,170,958
		21,662,202
Media – 0.43%
Meredith	89,500	2,026,280
		2,026,280
Metals & Mining – 2.45%
Cliffs Natural Resources	135,100	6,913,067
Walter Energy	76,700	4,602,767
		11,515,834
Multiline Retail – 3.61%
†Big Lots	111,524	3,884,381
†Dollar Tree	87,500	6,572,125
Macy's	247,700	6,519,464
		16,975,970
Multi-Utilities – 3.02%
Public Service Enterprise Group	213,400	7,121,158
Wisconsin Energy	226,800	7,096,572
		14,217,730
Oil, Gas & Consumable Fuels – 6.17%
†Forest Oil	408,500	5,882,400
†Newfield Exploration	295,600	11,732,364
†Whiting Petroleum	194,000	6,805,520
Williams	188,500	4,588,090
		29,008,374
Pharmaceuticals – 1.67%
†Watson Pharmaceutical	114,900	7,841,925
		7,841,925
Professional Services – 0.64%
Manpower	89,800	3,019,076
		3,019,076
Real Estate Investment Trusts – 3.92%
Boston Properties	65,300	5,818,230
Brandywine Realty Trust	367,500	2,943,675
Highwoods Properties	275,500	7,785,630
Kimco Realty	126,600	1,902,798
		18,450,333
Road & Rail – 2.69%
Canadian National Railway	112,100	7,463,618
CSX	278,500	5,199,595
		12,663,213
Semiconductors & Semiconductor Equipment – 1.16%
†Marvell Technology Group	374,500	5,441,485
		5,441,485
Software – 2.91%
†Adobe Systems	101,900	2,462,923
†Compuware	614,200	4,704,772
†Synopsys	268,400	6,538,224
		13,705,919
Specialty Retail – 4.89%
American Eagle Outfitters	283,200	3,319,104
Gap	344,900	5,601,176
PETsMART	186,300	7,945,695
Tiffany & Co	100,900	6,136,738
		23,002,713
Textiles, Apparel & Luxury Goods – 1.47%
VF	56,900	6,914,488
		6,914,488
Tobacco – 2.44%
Reynolds American	305,800	11,461,384
		11,461,384
Total Common Stock (Cost $406,670,318)		463,632,854
	Principal
	Amount
	(U.S. $)
Short-Term Investments – 1.71%
≠Discounted Commercial Paper – 1.69%
Danaher 0.04% 10/3/11	$7,935,000	7,934,982
		7,934,982
	Number of
	Shares
Money Market Mutual Fund– 0.02%
Dreyfus Treasury & Agency Cash Management Fund	107,427	107,427
		107,427
Total Short-Term Investments (Cost $8,042,409)		8,042,409
Total Value of Securities – 100.26%
(Cost $414,712,727)		471,675,263
Liabilities Net of Receivables and Other Assets – (0.26%)		(1,226,240)
Net Assets Applicable to 15,941,110 Shares Outstanding – 100.00%		$470,449,023

†Non income producing security.
≠The rate shown is the effective yield at the time of purchase.

ADR – American Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Delaware Special Opportunities Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$414,731,801
Aggregate unrealized appreciation	$127,666,550
Aggregate unrealized depreciation	(71,723,088)
Net unrealized appreciation	$55,943,462

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Total
Common Stock	$463,632,854	$-	$463,632,854
Short-Term Investments	107,427	7,934,982	8,042,409
Total	$463,740,281	$7,934,982	$471,675,263

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Wells Fargo Intrinsic Value Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Common Stock – 99.12%
Aerospace & Defense – 6.24%
Boeing	144,000	$8,713,440
†Huntington Ingalls Industries	122,000	2,968,260
Northrop Grumman	170,000	8,867,200
		20,548,900
Air Freight & Logistics – 1.13%
United Parcel Service Class B	59,030	3,727,745
		3,727,745
Beverages – 2.49%
Diageo ADR	108,000	8,200,440
		8,200,440
Capital Markets – 4.60%
Northern Trust	224,000	7,835,520
Schwab (Charles)	648,000	7,302,960
		15,138,480
Chemicals – 1.98%
Dow Chemical	291,000	6,535,860
		6,535,860
Commercial Banks – 7.66%
Banco Santander ADR	1,030,615	8,286,144
East West Bancorp	225,000	3,354,750
M&T Bank	99,000	6,920,100
Zions Bancorp	475,000	6,683,250
		25,244,244
Communications Equipment – 2.33%
QUALCOMM	158,000	7,683,540
		7,683,540
Computers & Peripherals – 5.82%
†Apple	24,400	9,300,792
†EMC	470,000	9,865,300
		19,166,092
Diversified Financial Services – 4.52%
Bank of America	1,185,000	7,252,200
JPMorgan Chase	254,000	7,650,480
		14,902,680
Electric Utilities – 2.61%
NextEra Energy	159,000	8,589,180
		8,589,180
Energy Equipment & Services – 1.20%
†Weatherford International	324,000	3,956,040
		3,956,040
Food & Staples Retailing – 1.66%
Safeway	329,000	5,471,270
		5,471,270
Food Products – 7.27%
Heinz (H.J.)	166,000	8,379,680
Hershey	143,000	8,471,320
Unilever	225,000	7,085,250
		23,936,250
Gas Utilities – 1.44%
Questar	267,000	4,728,570
		4,728,570
Health Care Equipment & Supplies – 2.57%
Baxter International	151,000	8,477,140
		8,477,140
Health Care Providers & Services – 2.10%
CIGNA	165,000	6,920,100
		6,920,100
Internet Software & Services – 2.64%
†eBay	295,000	8,699,550
		8,699,550
IT Services – 4.57%
International Business Machines	86,000	15,052,580
		15,052,580
Machinery – 4.30%
Deere	115,000	7,425,550
SPX	149,000	6,751,190
		14,176,740
Media – 2.71%
Time Warner	298,000	8,931,060
		8,931,060
Multiline Retail – 2.48%
Nordstrom	179,000	8,176,720
		8,176,720
Oil, Gas & Consumable Fuels – 4.32%
Hess	203,000	10,649,380
QEP Resources	132,500	3,586,775
		14,236,155
Pharmaceuticals – 6.93%
Abbott Laboratories	160,000	8,182,400
†Hospira	197,000	7,289,000
Lilly (Eli)	198,500	7,338,545
		22,809,945
Semiconductors & Semiconductor Equipment – 2.35%
Texas Instruments	290,000	7,728,500
		7,728,500
Software – 5.94%
Intuit	181,000	8,586,640
Oracle	382,000	10,978,680
		19,565,320
Specialty Retail – 2.51%
Home Depot	251,000	8,250,370
		8,250,370
Textiles, Apparel & Luxury Goods – 2.44%
Ralph Lauren	62,000	8,041,400
		8,041,400
Wireless Telecommunication Services – 2.31%
Vodafone Group ADR	297,000	7,618,050
		7,618,050
Total Common Stock (Cost $310,248,566)		326,512,921

Short-Term Investment – 1.59%
Money Market Mutual Fund – 1.59%
Dreyfus Treasury & Agency Cash Management Fund	5,249,702	5,249,702
Total Short-Term Investment (Cost $5,249,702)		5,249,702
Total Value of Securities – 100.71%
(Cost $315,498,268)		331,762,623
Liabilities Net of Receivables and Other Assets – (0.71%)		(2,343,173)
Net Assets Applicable to 27,727,956 Shares Outstanding – 100.00%		$329,419,450

†Non income producing security.

ADR – American Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Wells Fargo Intrinsic Value Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq StockMarket, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used.  Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings.  Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$321,458,797
Aggregate unrealized appreciation	$46,782,535
Aggregate unrealized depreciation	(36,478,709)
Net unrealized appreciation	$10,303,826

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $136,269,306 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $55,576,060 expires in 2016 and $80,693,246 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Common Stock	$326,512,921
Short-Term Investment	5,249,702
Total	$331,762,623

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 Investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Janus Capital Appreciation Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Common Stock – 94.55%
Aerospace & Defense – 1.90%
Precision Castparts	37,490	$5,828,195
		5,828,195
Air Freight & Logistics – 2.46%
Expeditors International Washington	67,570	2,739,964
Robinson (C.H.) Worldwide	70,520	4,828,504
		7,568,468
Beverages – 2.65%
Anheuser-Busch InBev (Belgium)	129,380	6,866,612
SABMiller (United Kingdom)	38,859	1,267,768
		8,134,380
Biotechnology – 3.98%
†Celgene	139,860	8,660,131
†Vertex Pharmaceuticals	80,275	3,575,449
		12,235,580
Capital Markets – 2.01%
Morgan Stanley	118,985	1,606,298
Schwab (Charles)	91,900	1,035,713
T. Rowe Price Group	73,890	3,529,725
		6,171,736
Chemicals – 2.84%
K+S (Germany)	71,951	3,766,149
Praxair	53,135	4,967,060
		8,733,209
Computers & Peripherals – 8.73%
†Apple	50,755	19,346,790
†EMC	357,255	7,498,782
		26,845,572
Containers & Packaging – 0.86%
Ball	85,260	2,644,765
		2,644,765
Diversified Financial Services – 0.69%
JPMorgan Chase	70,095	2,111,261
		2,111,261
Electrical Equipment – 0.94%
†Sensata Technologies Holding (Netherlands)	108,860	2,880,436
		2,880,436
Electronic Equipment, Instruments & Components – 2.13%
Amphenol Class A	69,520	2,834,330
TE Connectivity (Switzerland)	132,360	3,724,611
		6,558,941
Energy Equipment & Services – 4.66%
Baker Hughes	77,850	3,593,557
†Dresser-Rand Group	80,170	3,249,290
Halliburton	102,520	3,128,910
Helmerich & Payne	45,770	1,858,262
Schlumberger	41,565	2,482,677
		14,312,696
Food & Staples Retailing – 2.79%
Costco Wholesale	52,720	4,329,367
Walgreen	129,535	4,260,406
		8,589,773
Food Products – 1.42%
Unilever CVA (Netherlands)	137,737	4,359,353
		4,359,353
Health Care Equipment & Supplies – 2.19%
Covidien (Ireland)	124,685	5,498,608
St. Jude Medical	33,715	1,220,146
		6,718,754
Health Care Providers & Services – 2.33%
AmerisourceBergen	75,900	2,828,793
†DaVita	28,070	1,759,147
†Express Scripts	69,115	2,562,093
		7,150,033
Hotels, Restaurants & Leisure – 1.53%
Crown (Australia)	311,491	2,373,792
McDonald's	26,360	2,314,935
		4,688,727
Household Products – 2.24%
Colgate-Palmolive	57,925	5,136,789
Reckitt Benckiser Group (United Kingdom)	34,793	1,762,667
		6,899,456
Industrial Conglomerates – 0.82%
Tyco International (Switzerland)	62,025	2,527,519
		2,527,519
Insurance – 0.66%
Prudential (United Kingdom)	236,885	2,034,118
		2,034,118
Internet & Catalog Retail – 1.84%
†Amazon.com	21,735	4,699,759
†NetFlix	8,580	970,913
		5,670,672
Internet Software & Services – 3.56%
†eBay	371,190	10,946,393
		10,946,393
IT Services – 3.45%
†Amdocs (Guernsey)	242,105	6,565,887
†Teradata	75,445	4,038,571
		10,604,458
Leisure Equipment & Products – 0.82%
Mattel	97,615	2,527,252
		2,527,252
Machinery – 2.02%
Danaher	54,820	2,299,151
FANUC (Japan)	28,300	3,898,209
		6,197,360
Media – 3.00%
CBS Class B	159,410	3,248,776
Disney (Walt)	122,395	3,691,433
Time Warner Cable	36,570	2,291,842
		9,232,051
Multiline Retail – 2.11%
Nordstrom	141,870	6,480,622
		6,480,622
Oil, Gas & Consumable Fuels – 6.58%
Apache	42,810	3,435,074
Canadian Natural Resources (Canada)	81,925	2,397,945
EOG Resources	54,995	3,905,195
Hess	69,010	3,620,265
Kinder Morgan	60,985	1,578,902
Occidental Petroleum	54,735	3,913,552
†OGX Petroleo e Gas Participacoes (Brazil)	225,200	1,386,859
		20,237,792
Pharmaceuticals – 4.82%
†Endo Pharmaceuticals Holdings	117,805	3,297,362
†Mylan	129,055	2,193,935
Perrigo	22,520	2,186,917
Pfizer	238,215	4,211,641
Valeant Pharmaceuticals International (Canada)	78,625	2,918,560
		14,808,415
Professional Services – 0.63%
†Verisk Analytics Class A	55,569	1,932,134
		1,932,134
Semiconductors & Semiconductor Equipment – 2.96%
†Atmel	272,608	2,199,947
†ON Semiconductor	507,991	3,642,295
Taiwan Semiconductor Manufacturing (Taiwan)	1,453,507	3,272,572
		9,114,814
Software – 7.84%
†Adobe Systems	104,780	2,532,533
Microsoft	395,795	9,851,337
Oracle	407,140	11,701,203
		24,085,073
Specialty Retail – 1.51%
Limited Brands	120,940	4,657,399
		4,657,399
Textiles, Apparel & Luxury Goods – 2.91%
Cie Financiere Richemont Class A (Switzerland)	68,598	3,055,385
NIKE Class B	39,410	3,369,949
†Prada (Italy)	595,028	2,510,006
		8,935,340
Tobacco – 1.01%
Philip Morris International	49,670	3,098,415
		3,098,415
Trading Companies & Distributors – 0.51%
Fastenal	46,963	1,562,929
		1,562,929
Wireless Telecommunication Services – 1.15%
†Crown Castle International	87,250	3,548,458
		3,548,458
Total Common Stock (Cost $282,640,929)		290,632,549

Exchange-Traded Funds – 1.21%
†SPDR® Gold Trust	15,515	2,452,611
†Sprott Physical Gold Trust (Canada)	89,626	1,257,453
Total Exchange-Traded Funds (Cost $3,280,481)		3,710,064
	Principal
	Amount
	(U.S. $)
Short-Term Investments – 3.23%
≠Discounted Note – 2.90%
Federal Home Loan Bank 0.001% 10/3/11	$8,900,000	8,900,000
		8,900,000
	Number of
	Shares
Money Market Mutual Fund – 0.33%
Dreyfus Treasury & Agency Cash Management Fund	1,019,626	1,019,626
		1,019,626
Total Short-Term Investments (Cost $9,919,625)		9,919,626

Total Value of Securities – 98.99%
(Cost $295,841,035)		304,262,239
Receivables and Other Assets Net of Liabilities – 1.01%		3,108,511
Net Assets Applicable to 16,431,703 Shares Outstanding – 100.00%		$307,370,750

†Non income producing security.
≠The rate shown is the effective yield at the time of purchase.

Summary of Abbreviations:
AUD – Australian Dollar
BRL – Brazilian Real
CHF – Swiss Franc
CSFB – Credit Suisse First Boston
CVA – Dutch Certificate
EUR – European Monetary Unit
GBP – British Pound Sterling
HKD – Hong Kong Dollar
HSBC – Hong Kong Shanghai Bank
JPMC – JPMorgan Chase Bank
JPY – Japanese Yen
MNB – Mellon National Bank
RBC – Royal Bank of Canada
USD – United States Dollar

1The following foreign currency exchange contracts were outstanding at September 30, 2011:

Foreign Currency Exchange Contracts
				Unrealized
		Contracts to		In Exchange	Settlement	Appreciation
Counterparty		Receive (Deliver)		For	Date	(Depreciation)
CSFB	EUR	(530,000)	USD	729,370	10/27/11	$19,529
CSFB	GBP	(305,000)	USD	481,229	10/27/11	5,805
HSBC	EUR	(1,400,000)	USD	2,007,698	10/6/11	132,345
HSBC	GBP	(750,000)	USD	1,175,171	10/6/11	5,843
JPMC	EUR	(3,295,000)	USD	4,476,880	10/20/11	63,575
JPMC	GBP	(835,000)	USD	1,312,232	10/20/11	10,567
MNB	AUD	(303,528)	USD	297,640	10/5/11	4,012
MNB	BRL	(54,083)	USD	28,646	10/4/11	(61)
MNB	CHF	(323,383)	USD	356,896	10/5/11	118
MNB	EUR	674,380	USD	(914,786)	10/4/11	(11,413)
MNB	EUR	433,592	USD	(582,047)	10/5/11	(1,230)
MNB	EUR	(600,000)	USD	808,770	10/13/11	5,090
MNB	GBP	124,667	USD	(194,443)	10/4/11	(70)
MNB	GBP	248,051	USD	(387,555)	10/5/11	(814)
MNB	HKD	(98,264)	USD	12,622	10/4/11	3
MNB	JPY	(6,536,392)	USD	84,817	10/5/11	66
RBC	EUR	(2,650,000)	USD	3,739,518	10/13/11	189,932
RBC	GBP	(340,000)	USD	561,122	10/13/11	31,065
			$454,362

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Janus Capital Appreciation Fund (Fund).

Security Valuation – Equity securities and Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$296,712,149
Aggregate unrealized appreciation	$43,026,468
Aggregate unrealized depreciation	(35,476,378)
Net unrealized appreciation	$7,550,090

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $117,116,681 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $29,942,002 expires in 2011, $13,513,584 expires in 2016 and $73,661,095 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30 2011:

	Level 1	Level 2	Total
Common Stock	$255,465,918	$35,166,631	$290,632,549
Exchange-Traded Funds	3,710,064	-	3,710,064
Short-Term Investments	1,019,626	8,900,000	9,919,626
Total	$260,195,608	$44,066,631	$304,262,239

Foreign Currency Exchange Contracts	$-	$454,362	$454,362

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

4. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest a significant portion of its assets in small-and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Delaware Foundation® Aggressive Allocation Fund

September 30, 2011

		Number of	Value
		Shares	(U.S. $)
Common Stock – 65.76%
U.S. Markets – 41.93%
Aerospace & Defense – 1.38%
Ducommun		4,460	$66,811
†Esterline Technologies		2,700	139,968
Honeywell International		6,150	270,047
†KEYW Holding		6,100	43,371
Lockheed Martin		2,420	175,789
Northrop Grumman		19,400	1,011,903
Raytheon		24,500	1,001,315
Rockwell Collins		1,710	90,220
Triumph Group		3,120	152,069
United Technologies		6,250	439,750
			3,391,243
Air Freight & Logistics – 0.42%
Expeditors International of Washington		20,300	823,165
FedEx		1,150	77,832
†Hub Group Class A		4,770	134,848
			1,035,845
Auto Components – 0.06%
Cooper Tire & Rubber		4,960	54,014
†Tenneco		3,530	90,403
			144,417
Automobiles – 0.10%
†Ford Motor		24,510	237,012
			237,012
Beverages – 0.30%
Coca-Cola		3,570	241,189
PepsiCo		8,010	495,819
			737,008
Biotechnology – 0.47%
†Acorda Therapeutics		3,140	62,674
Amgen		4,500	247,275
†Celgene		3,660	226,627
†Gilead Sciences		6,360	246,768
†Incyte		5,610	78,372
†ONYX Pharmaceuticals		3,970	119,140
†Spectrum Pharmaceuticals		7,370	56,233
†Vertex Pharmaceuticals		2,620	116,695
			1,153,784
Building Products – 0.07%
AAON		5,615	88,436
†Gibraltar Industries		10,660	86,559
			174,995
Capital Markets – 0.60%
Apollo Investment		11,010	82,795
Bank of New York Mellon		50,020	929,872
BlackRock		1,680	248,657
Goldman Sachs Group		1,950	184,373
†Piper Jaffray		2,210	39,625
			1,485,322
Chemicals – 0.68%
Celanese Series A		7,020	228,361
Dow Chemical		4,890	109,829
duPont (E.I.) deNemours		24,660	985,659
Eastman Chemical		2,110	144,598
†Ferro		12,300	75,645
Koppers Holdings		3,530	90,403
†TPC Group		1,820	36,546
			1,671,041
Commercial Banks – 0.62%
Boston Private Financial Holdings		13,780	81,026
Cardinal Financial		8,170	70,425
City Holding		2,510	67,745
Home Bancshares		3,600	76,392
@Independent Bank		3,120	67,829
M&T Bank		1,700	118,830
Park National		1,790	94,655
Prosperity Bancshares		3,350	109,478
Susquehanna Bancshares		12,800	70,016
†Texas Capital Bancshares		4,020	91,857
Trustmark		5,830	105,815
Webster Financial		5,830	89,199
Wells Fargo		20,250	488,430
			1,531,697
Commercial Services & Supplies – 0.58%
McGrath RentCorp		2,270	54,003
Republic Services		4,070	114,204
†Tetra Tech		3,970	74,398
United Stationers		4,370	119,083
US Ecology		4,850	75,030
Waste Management		30,900	1,006,103
			1,442,821
Communications Equipment – 2.06%
Adtran		4,140	109,544
Cisco Systems		73,030	1,131,235
Motorola Solutions		25,328	1,061,243
†NETGEAR		2,420	62,654
Plantronics		3,250	92,463
†Polycom		25,200	462,924
QUALCOMM		43,310	2,106,165
†ViaSat		2,140	71,283
			5,097,511
Computers & Peripherals – 1.75%
†Apple		9,645	3,676,481
†EMC		17,320	363,547
†NetApp		5,430	184,294
†Synaptics		4,000	95,600
			4,319,922
Construction & Engineering – 0.19%
Fluor		3,820	177,822
Granite Construction		2,490	46,737
†MYR Group		5,600	98,784
Tutor Perini		3,670	42,168
†URS		3,540	104,996
			470,507
Consumer Finance – 0.10%
Capital One Financial		6,320	250,462
			250,462
Containers & Packaging – 0.11%
Boise		12,520	64,728
†Owens-Illinois		6,360	96,163
Silgan Holdings		3,090	113,527
			274,418
Diversified Consumer Services – 0.47%
†Apollo Group Class A		28,200	1,117,002
Lincoln Educational Services		4,490	36,324
			1,153,326
Diversified Financial Services – 1.25%
CME Group		4,475	1,102,640
†IntercontinentalExchange		13,110	1,550,388
JPMorgan Chase		14,780	445,174
			3,098,202
Diversified Telecommunication Services – 1.12%
Alaska Communications Systems Group		7,780	51,037
AT&T		55,797	1,591,330
Atlantic Tele-Network		1,790	58,855
Verizon Communications		28,743	1,057,742
			2,758,964
Electric Utilities – 1.07%
Cleco		3,360	114,710
Edison International		28,200	1,078,650
Exelon		4,720	201,119
Progress Energy		21,500	1,111,980
UIL Holdings		2,490	81,996
UNITIL		1,960	50,333
			2,638,788
Electrical Equipment – 0.08%
Acuity Brands		2,150	77,486
Roper Industries		1,820	125,416
			202,902
Electronic Equipment, Instruments & Components – 0.10%
†Anixter International		2,150	101,996
†FARO Technologies		2,610	82,346
†Rofin-Sinar Technologies		2,700	51,840
			236,182
Energy Equipment & Services – 0.50%
Baker Hughes		3,830	176,793
Bristow Group		2,910	123,471
†Complete Production Services		3,550	66,918
†Key Energy Services		10,440	99,076
Lufkin Industries		1,240	65,980
National Oilwell Varco		2,440	124,977
†Pioneer Drilling		13,110	94,130
†RigNet		5,270	84,478
Schlumberger		6,630	396,009
			1,231,832
Food & Staples Retailing – 1.51%
Casey's General Stores		3,890	169,799
CVS Caremark		41,178	1,382,758
†Fresh Market		2,190	83,570
Safeway		59,500	989,485
†Susser Holdings		7,810	155,653
Walgreen		29,200	960,388
			3,741,653
Food Products – 1.23%
Archer-Daniels-Midland		51,154	1,269,131
Bunge		6,242	363,846
General Mills		7,450	286,602
J&J Snack Foods		2,380	114,359
Kraft Foods		30,100	1,010,758
			3,044,696
Gas Utilities – 0.07%
AGL Resources		4,200	171,108
			171,108
Health Care Equipment & Supplies – 0.74%
†Align Technology		6,690	101,487
Baxter International		18,800	1,055,433
†Conmed		3,660	84,217
†CryoLife		10,260	46,067
†Haemonetics		1,800	105,264
†Merit Medical Systems		8,110	106,565
†Quidel		6,910	113,117
†SonoSite		3,780	114,685
West Pharmaceutical Services		2,840	105,364
			1,832,199
Health Care Providers & Services – 1.43%
†Air Methods		2,100	133,707
AmerisourceBergen		3,680	137,154
†AMN Healthcare Services		15,680	62,877
Cardinal Health		24,800	1,038,624
†Catalyst Health Solutions		2,150	124,034
†Express Scripts		6,560	243,179
†Medco Health Solutions		6,100	286,029
Quest Diagnostics		21,100	1,041,495
UnitedHealth Group		10,140	467,657
			3,534,756
Health Care Technology – 0.06%
Quality Systems		1,410	136,770
			136,770
Hotels, Restaurants & Leisure – 0.45%
†AFC Enterprises		9,500	112,385
†Bally Technologies		1,560	42,089
†Buffalo Wild Wings		1,320	78,936
CEC Entertainment		2,840	80,855
†Cheesecake Factory		2,690	66,309
†Jack in the Box		3,410	67,927
McDonald's		4,650	408,363
†Shuffle Master		10,440	87,800
Starbucks		4,710	175,636
			1,120,300
Household Durables – 0.09%
Jarden		8,230	232,580
			232,580
Household Products – 0.83%
Kimberly-Clark		19,790	1,405,288
Procter & Gamble		10,160	641,909
			2,047,197
Industrial Conglomerates – 0.09%
General Electric		14,140	215,494
			215,494
Insurance – 1.65%
AFLAC		6,030	210,749
Allstate		39,800	942,862
American Equity Investment Life Holding		9,900	86,625
Delphi Financial Group Class A		4,630	99,638
@Harleysville Group		850	50,031
Marsh & McLennan		35,100	931,554
Primerica		4,640	100,038
ProAssurance		1,300	93,626
Prudential Financial		6,900	323,334
Travelers		25,210	1,228,483
			4,066,940
Internet & Catalog Retail – 0.67%
Expedia		7,200	185,400
†priceline.com		3,250	1,460,745
			1,646,145
Internet Software & Services – 1.94%
†comScore		3,880	65,456
†Google Class A		4,050	2,083,239
j2 Global Communications		4,630	124,547
†Liquidity Services		3,020	96,851
†LogMeln		3,310	109,925
†QuinStreet		6,910	71,519
†ValueClick		5,520	85,891
VeriSign		39,700	1,135,817
†Vocus		4,850	81,286
†Yahoo		70,470	927,385
			4,781,916
IT Services – 2.19%
†Cognizant Technology Solutions Class A		3,820	239,514
†ExlService Holdings		1,400	30,800
International Business Machines		1,050	183,782
MasterCard Class A		5,875	1,863,315
Syntel		1,710	73,855
†TeleTech Holdings		6,510	99,212
†Teradata		19,700	1,054,541
Visa Class A		21,850	1,872,983
			5,418,002
Life Sciences Tools & Services – 0.11%
† Thermo Fisher Scientific		5,210	263,834
			263,834
Machinery – 0.64%
Barnes Group		5,160	99,330
Caterpillar		10,420	769,413
†Chart Industries		1,840	77,593
†Columbus McKinnon		5,930	64,993
Cummins		2,240	182,918
Deere		3,500	225,995
ESCO Technologies		2,850	72,675
†Kadant		4,450	79,032
			1,571,949
Media – 0.85%
CBS Class B		3,710	75,610
Cinemark Holdings		3,860	72,877
Comcast Class A		49,300	1,030,370
Comcast Special Class A		20,150	416,904
†Knology		7,560	98,129
National CineMedia		5,100	74,001
Viacom Class B		8,660	335,488
			2,103,379
Metals & Mining – 0.10%
†Castle (A.M.)		5,090	55,685
Cliffs Natural Resources		2,630	134,577
†Coeur d'Alene Mines		3,210	68,822
			259,084
Multiline Retail – 0.50%
DSW Class A		3,510	162,092
Kohl's		4,480	219,968
Macy's		14,280	375,850
Nordstrom		5,310	242,561
Target		4,910	240,786
			1,241,257
Multi-Utilities – 0.15%
MDU Resources Group		7,560	145,076
NorthWestern		2,320	74,101
OGE Energy		3,240	154,840
			374,017
Office Electronics – 0.36%
Xerox		129,200	900,524
			900,524
Oil, Gas & Consumable Fuels – 3.00%
Apache		1,870	150,049
Berry Petroleum Class A		4,000	141,520
†Carrizo Oil & Gas		4,380	94,389
Chevron		14,166	1,310,637
ConocoPhillips		15,500	981,460
EOG Resources		18,250	1,295,932
Exxon Mobil		11,050	802,562
Hess		3,460	181,512
Marathon Oil		39,785	858,560
†Newfield Exploration		5,280	209,563
Occidental Petroleum		3,640	260,260
†Rosetta Resources		2,110	72,204
†Swift Energy		3,400	82,756
Williams		40,000	973,600
			7,415,004
Paper & Forest Products – 0.04%
†KapStone Paper & Packaging Class A		7,680	106,675
			106,675
Personal Products – 0.36%
Avon Products		40,400	791,840
†Prestige Brands Holdings		10,010	90,591
			882,431
Pharmaceuticals – 2.86%
Abbott Laboratories		6,280	321,159
Allergan		20,500	1,688,789
Johnson & Johnson		17,062	1,087,020
Merck		47,830	1,564,519
Perrigo		8,750	849,713
Pfizer		87,735	1,551,155
			7,062,355
Professional Services – 0.21%
†CRA International		2,600	52,026
†Kforce		9,100	89,271
Manpower		3,320	111,618
†RPX		1,660	34,379
Towers Watson Class A		3,680	219,990
			507,284
Real Estate Investment Trusts – 0.42%
DCT Industrial Trust		19,470	85,473
DuPont Fabros Technology		4,820	94,906
EastGroup Properties		2,970	113,276
Entertainment Properties Trust		2,900	113,042
Home Properties		2,550	144,738
Host Hotels & Resorts		14,600	159,724
LaSalle Hotel Properties		5,270	101,184
Sovran Self Storage		3,260	121,174
Tanger Factory Outlet Centers		4,020	104,560
			1,038,077
Road & Rail – 0.19%
Hunt (J.B.) Transport Services		3,130	113,056
Norfolk Southern		2,430	148,279
Union Pacific		2,470	201,725
			463,060
Semiconductors & Semiconductor Equipment – 0.84%
†Amkor Technology		18,490	80,616
†Applied Micro Circuits		14,390	77,274
†Cirrus Logic		3,620	53,359
Intel		66,996	1,429,026
†IXYS		7,680	83,558
†MEMC Electronic Materials		25,800	135,192
†ON Semiconductor		18,310	131,283
†Semtech		4,160	87,776
			2,078,084
Software – 1.40%
†Adobe Systems		38,600	932,962
Intuit		27,700	1,314,087
Microsoft		26,710	664,812
†Nuance Communications		5,610	114,220
Oracle		3,380	97,141
†Progress Software		4,940	86,697
†SolarWinds		2,690	59,234
†SS&C Technologies Holdings		7,040	100,602
†SuccessFactors		3,550	81,615
			3,451,370
Specialty Retail – 1.15%
Big 5 Sporting Goods		6,050	36,784
Guess		4,450	126,781
†Jos. A. Bank Clothiers		2,770	129,165
Lowe's		89,500	1,730,929
Staples		61,700	820,610
			2,844,269
Textiles, Apparel & Luxury Goods – 0.60%
†G-III Apparel Group		4,710	107,671
†Iconix Brand Group		6,340	100,172
Jones Group		3,280	30,209
†Madden (Steven)		4,520	136,052
NIKE Class B		11,550	987,640
†Perry Ellis International		5,830	109,604
			1,471,348
Thrifts & Mortgage Finance – 0.06%
Dime Community Bancshares		7,150	72,430
Flushing Financial		8,200	88,560
			160,990
Trading Companies & Distributors – 0.08%
Applied Industrial Technologies		4,330	117,603
†Titan Machinery		4,430	79,297
			196,900
Wireless Telecommunication Services – 0.98%
†Crown Castle International		37,400	1,521,057
†NII Holdings		30,100	811,195
NTELOS Holdings		5,260	93,260
			2,425,512
Total U.S. Markets (Cost $91,375,026)			103,545,360

§Developed Markets – 13.61%
Air Freight & Logistics – 0.29%
Deutsche Post		55,058	704,818
			704,818
Airlines – 0.16%
Singapore Airlines		45,342	392,808
			392,808
Auto Components – 0.07%
Sumitomo Rubber Industries		13,267	169,638
			169,638
Automobiles – 0.60%
Bayerische Motoren Werke		8,038	530,941
Toyota Motor		27,900	956,388
			1,487,329
Beverages – 0.34%
Coca-Cola Amatil		73,890	846,779
			846,779
Biotechnology – 0.06%
†Alkermes		9,190	140,239
			140,239
Building Products – 0.41%
Asahi Glass		70,000	683,427
Cie de Saint-Gobain		8,726	332,871
			1,016,298
Chemicals – 0.43%
Agrium		2,550	169,983
†Syngenta ADR		17,300	897,351
			1,067,334
Commercial Banks – 1.00%
BNP Paribas		678	26,710
Mitsubishi UFJ Financial Group		202,300	928,488
Nordea Bank		89,598	724,859
Standard Chartered		39,098	779,943
			2,460,000
Construction Materials – 0.10%
Lafarge		7,397	254,200
			254,200
Containers & Packaging – 0.39%
Rexam		198,274	953,322
			953,322
Diversified Telecommunication Services – 0.18%
China Unicom Hong Kong ADR		22,000	448,800
			448,800
Electrical Equipment – 0.12%
Alstom		9,159	301,651
			301,651
Energy Equipment & Services – 0.12%
†Nabors Industries		8,600	105,436
†Noble		6,580	193,123
			298,559
Food & Staples Retailing – 0.42%
Tesco		177,420	1,039,118
			1,039,118
Food Products – 0.90%
Aryzta		23,791	1,032,952
China Mengniu Dairy		48,000	146,863
Greggs		147,000	1,051,708
			2,231,523
Household Durables – 0.15%
Techtronic Industries		534,000	359,011
			359,011
Industrial Conglomerates – 0.09%
Koninklijke Philips Electronics		10,126	181,660
†@Tianjin Development Holdings		82,000	36,040
			217,700
Insurance – 0.18%
Alterra Capital Holdings		4,600	87,262
AXA		27,437	356,912
			444,174
IT Services – 0.87%
Accenture Class A		5,040	265,507
†CGI Group Class A		98,067	1,843,843
†InterXion Holding		3,440	40,626
			2,149,976
Life Sciences Tools & Services – 0.03%
†ICON ADR		4,780	76,862
			76,862
Machinery – 0.06%
Vallourec		2,793	159,928
			159,928
Marine – 0.02%
Box Ships		6,180	48,884
			48,884
Media – 0.67%
Promotora de Informaciones Class B ADR		47,700	211,311
Publicis Groupe		9,296	387,939
Vivendi		51,227	1,042,860
			1,642,110
Metals & Mining – 1.02%
Anglo American ADR		5,685	98,701
†AuRico Gold		70,630	666,347
Rio Tinto		14,608	647,754
Yamana Gold		78,135	1,071,814
			2,484,616
Multiline Retail – 0.46%
Don Quijote		22,100	788,985
PPR		2,627	339,531
			1,128,516
Multi-Utilities – 0.55%
National Grid		135,887	1,346,740
			1,346,740
Oil, Gas & Consumable Fuels – 0.35%
Total		19,729	870,335
			870,335
Pharmaceuticals – 1.52%
Meda Class A		80,513	734,424
Novartis		19,069	1,065,109
Novo Nordisk ADR		8,800	875,776
Sanofi		16,387	1,077,764
			3,753,073
Professional Services – 0.25%
Teleperformance		29,107	618,268
			618,268
Road & Rail – 0.38%
East Japan Railway		15,672	950,140
			950,140
Textiles, Apparel & Luxury Goods – 0.22%
Yue Yuen Industrial Holdings		211,000	545,699
			545,699
Trading Companies & Distributors – 0.45%
ITOCHU		117,160	1,119,561
			1,119,561
Wireless Telecommunication Services – 0.75%
China Mobile ADR		11,525	561,383
Vodafone Group		380,451	980,403
Vodafone Group ADR		12,330	316,265
			1,858,051
Total Developed Markets (Cost $32,333,019)			33,586,060

XEmerging Markets – 10.22%
Airlines – 0.04%
Gol Linhas Aereas Inteligentes ADR		18,300	101,748
			101,748
Automobiles – 0.06%
Mahindra & Mahindra		9,533	155,578
Oriental Holdings		860	1,206
			156,784
Beverages – 0.33%
Fomento Economico Mexicano ADR		2,671	173,134
@Lotte Chilsung Beverage		384	384,221
Tsingtao Brewery Class H		20,072	110,148
@United Spirits		8,592	138,546
			806,049
Chemicals – 0.23%
Braskem ADR		9,701	151,530
Israel Chemicals		10,525	120,773
@KCC		1,074	200,132
Petronas Chemicals Group		52,200	90,187
			562,622
Commercial Banks – 1.35%
ABSA Group		5,801	96,080
Banco Bradesco ADR		8,876	131,276
Banco Santander Brasil ADR		26,400	193,248
Bangkok Bank		34,883	156,871
Bank of China Class H		492,800	152,382
China Construction Bank		311,927	188,662
Grupo Financiero Banorte		39,600	116,999
@Hong Leong Bank		18,305	58,443
ICICI Bank ADR		3,200	111,104
Industrial & Commercial Bank of China Class H		323,637	156,279
Itau Unibanco Holding ADR		3,800	58,976
@KB Financial Group ADR		14,146	463,423
Malayan Banking Berhad		52,330	130,572
OTP Bank		7,772	114,355
Powszechna Kasa Oszczednosci Bank Polski		15,555	153,256
@Sberbank		191,526	419,442
Standard Bank Group		24,379	278,712
State Bank of India		1,190	46,113
Turkiye Is Bankasi Class C		42,858	110,087
VTB Bank GDR		45,896	188,061
			3,324,341
Communications Equipment – 0.46%
HTC		51,928	1,140,540
			1,140,540
Construction & Engineering – 0.03%
†Empresas ADR		14,100	62,604
			62,604
Construction Materials – 0.12%
Cemex ADR		49,521	156,486
Siam Cement NVDR		9,159	76,554
Ultratech Cement		3,141	72,951
			305,991
Diversified Consumer Services – 0.01%
†Xueda Education Group ADR		6,200	16,926
			16,926
Diversified Financial Services – 0.07%
Fubon Financial Holding		159,120	164,368
			164,368
Diversified Telecommunication Services – 0.40%
China Telecom Class H		280,000	175,341
Chunghwa Telecom ADR		5,880	194,040
KT ADR		14,024	207,275
LG Uplus		30,030	161,352
Telecomunicacoes de Sao Paulo ADR		9,455	250,085
			988,093
Electric Utilities – 0.13%
Centrais Eletricas Brasileiras ADR		10,900	95,593
Light		9,600	126,249
PGE		14,809	86,387
			308,229
Electrical Equipment – 0.00%
Leoch International Technology		14,000	5,166
			5,166
Electronic Equipment, Instruments & Components – 0.19%
Hon Hai Precision Industry		185,583	413,692
LG Display ADR		7,991	65,127
			478,819
Food & Staples Retailing – 0.09%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR		4,100	126,198
Wal-Mart de Mexico Series V		40,804	93,527
			219,725
Food Products – 0.27%
Brazil Foods ADR		12,972	227,399
@Cresud ADR		13,200	142,824
@Lotte Confectionery		192	245,951
Tingyi Cayman Islands Holding		23,541	57,705
			673,879
Hotels, Restaurants & Leisure – 0.28%
†Ctrip.com International ADR		21,300	685,008
			685,008
Household Durables – 0.18%
Cyrela		16,255	100,622
LG Electronics		3,360	191,356
@Turkiye Sise ve Cam Fabrikalari		74,863	142,771
			434,749
Independent Power Producers & Energy Traders – 0.04%
@Huaneng Power International ADR		5,100	85,833
			85,833
Insurance – 0.29%
Cathay Financial Holding		97,002	109,942
Powszechny Zaklad Ubezpieczen		2,475	233,249
#Samsung Life Insurance 144A		4,890	371,332
			714,523
Internet & Catalog Retail – 0.11%
B2W Cia Global Do Varejo		12,990	102,705
Hyundai Home Shopping Network		1,504	174,040
			276,745
Internet Software & Services – 0.24%
Alibaba.com		53,500	49,236
†Sina		3,600	257,796
†Sohu.com		6,000	289,200
			596,232
Machinery – 0.07%
United Tractors		68,178	168,471
			168,471
Marine – 0.06%
Santos Brasil Participacoes		12,500	156,084
			156,084
Media – 0.13%
Grupo Televisa ADR		17,129	315,002
			315,002
Metals & Mining – 0.69%
Anglo American Platinum		2,669	181,951
ArcelorMittal South Africa		20,193	147,627
Cia de Minas Buenaventura ADR		5,060	190,964
@Gerdau		21,500	125,664
Gerdau ADR		15,600	111,228
Impala Platinum Holdings		4,656	94,011
MMC Norilsk Nickel ADR		11,377	245,165
Vale ADR		26,353	600,848
			1,697,458
Multiline Retail – 0.01%
†Magazine Luiza		4,600	28,279
			28,279
Oil, Gas & Consumable Fuels – 1.88%
Banpu NVDR		20,685	345,922
China Petroleum & Chemical ADR		512	49,050
CNOOC		429,000	689,778
CNOOC ADR		700	112,210
Gazprom ADR		39,360	376,783
†Jastrzebska Spolka Weglowa		3,700	94,946
LUKOIL ADR		3,431	172,202
PetroChina ADR		1,744	210,135
Petroleo Brasileiro SA ADR		33,569	753,624
Petroleo Brasileiro SP ADR		31,900	660,968
†Polski Koncern Naftowy Orlen		10,002	108,954
PTT		22,208	185,423
PTT Exploration & Production		14,677	65,750
#Reliance Industries 144A GDR		9,298	300,089
†Rosneft Oil GDR		39,800	231,224
Sasol ADR		5,273	214,084
Tambang Batubara Bukit Asam		53,178	100,484
			4,671,626
Paper & Forest Products – 0.08%
Fibria Celulose ADR		24,514	185,572
			185,572
Pharmaceuticals – 0.53%
Hypermarcas		13,900	66,324
Teva Pharmaceutical Industries ADR		33,500	1,246,870
			1,313,194
Real Estate Management & Development – 0.19%
@=†#Etalon Group GDR 144A		10,500	36,750
@IRSA Inversiones y Representaciones ADR		5,788	50,356
@KLCC Property Holdings		105,563	105,079
Torunlar Gayrimenkul Yatirim Ortakligi		30,673	83,094
@†UEM Land Holdings		394,058	213,090
			488,369
Road & Rail – 0.02%
All America Latina Logistica		11,000	49,389
			49,389
Semiconductors & Semiconductor Equipment – 0.55%
Mediatek		4,008	43,596
MStar Semiconductor		12,110	63,232
Samsung Electronics		926	644,916
Taiwan Semiconductor Manufacturing		98,944	222,772
Taiwan Semiconductor Manufacturing ADR		14,700	168,021
United Microelectronics		559,000	206,208
			1,348,745
Software – 0.15%
†Check Point Software Technologies		2,990	157,752
@†Shanda Interactive Entertainment ADR		7,100	209,734
			367,486
Tobacco – 0.22%
KT&G		8,559	531,286
			531,286
Wireless Telecommunication Services – 0.74%
America Movil ADR		2,958	65,313
Mobile Telesystems ADR		40,300	495,690
MTN Group		7,431	121,308
SK Telecom ADR		31,235	439,476
†Turkcell Iletisim Hizmet ADR		22,210	250,529
Vodacom Group		39,858	443,931
			1,816,247
Total Emerging Markets (Cost $28,284,697)			25,246,182
Total Common Stock (Cost $151,992,742)			162,377,602

Convertible Preferred Stock – 0.04%
Apache 6.00% exercise price $109.12, expiration date 8/1/13		400	20,468
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49		368	18,285
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49		15	11,573
#Chesapeake Energy 144A 5.75% exercise price $27.94, expiration date 12/31/49		18	19,778
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49		30	24,869
Total Convertible Preferred Stock (Cost $114,841)			94,973

Exchange-Traded Funds – 8.93%
iShares MSCI EAFE Growth Index Fund		222,400	11,086,640
iShares MSCI EAFE Index Fund		192,100	9,172,775
Vanguard MSCI EAFE		59,600	1,798,132
Total Exchange-Traded Funds (Cost $21,455,795)			22,057,547

Preferred Stock – 0.04%
Alabama Power 5.625%		2,475	61,628
@=AK Transneft 1.14%		39	39,437
†U.S. Airways Series A		8	0
Total Preferred Stock (Cost $84,509)			101,065
		Principal
		Amount¡
Agency Collateralized Mortgage Obligations – 0.23%
Fannie Mae Grantor Trust Series 2001-T7 A1 7.50% 2/25/41		77	88
Fannie Mae REMICs
Series 2003-26 AT 5.00% 11/25/32		151,988	162,808
Series 2003-122 AJ 4.50% 2/25/28		13,899	14,274
Series 2010-41 PN 4.50% 4/25/40		65,000	72,268
Freddie Mac REMICS
Series 2326 ZQ 6.50% 6/15/31		17,425	20,177
Series 2662 MA 4.50% 10/15/31		5,012	5,109
Series 2694 QG 4.50% 1/15/29		16,068	16,342
Series 2890 PC 5.00% 7/15/30		30,000	30,720
Series 3128 BC 5.00% 10/15/27		9,272	9,320
GNMA Series 2010-113 KE 4.50% 9/20/40		155,000	172,286
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20		50,000	52,399
Total Agency Collateralized Mortgage Obligations (Cost $536,633)			555,791
Agency Mortgage-Backed Securities – 3.03%
•Fannie Mae ARM 5.01% 8/1/35		7,286	7,783
Fannie Mae S.F. 15 yr
4.00% 7/1/24		175,772	185,512
4.00% 7/1/25		150,213	158,630
4.00% 8/1/25		70,498	74,448
4.00% 11/1/25		223,457	237,794
5.00% 4/1/23		215,507	231,825
5.50% 3/1/20		227,648	247,163
Fannie Mae S.F. 15 yr TBA 3.50% 10/1/26		420,000	438,506
Fannie Mae S.F. 30 yr
3.50% 2/1/41		348,390	358,276
4.50% 3/1/39		30,115	32,008
5.00% 9/1/35		24,852	26,832
5.00% 2/1/38		20,629	22,214
5.50% 4/1/37		98,658	109,162
Fannie Mae S.F. 30 yr TBA
3.50% 10/1/41		295,000	303,066
3.50% 12/1/41		540,000	551,391
4.00% 10/1/41		690,000	723,206
5.50% 10/1/41		1,110,000	1,204,523
6.00% 10/1/41		1,940,000	2,127,938
•Freddie Mac ARM
2.467% 12/1/33		19,737	20,562
5.734% 6/1/37		11,233	11,956
Freddie Mac S.F. 15 yr
4.50% 5/1/20		16,844	18,017
5.50% 5/1/20		334,886	365,429
Freddie Mac S.F. 30 yr 4.50% 10/1/35		21,313	22,676
Total Agency Mortgage-Backed Securities (Cost $7,368,055)			7,478,917
Commercial Mortgage-Backed Securities – 1.25%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37		100,000	106,798
BAML Commercial Mortgage
•Series 2005-1 A5 5.163% 11/10/42		60,000	65,103
•Series 2005-6 A4 5.194% 9/10/47		100,000	109,979
Series 2006-4 A4 5.634% 7/10/46		150,000	162,303
•Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 A4 5.405% 12/11/40		60,000	64,892
Series 2006-PW12 A4 5.72% 9/11/38		150,000	164,685
#CFCRE Commercial Mortgage Trust Series 2011-C1 A2 144A 3.759% 4/15/44		100,000	101,468
◆Commercial Mortgage Pass Through Certificates
•Series 2005-C6 A5A 5.116% 6/10/44		150,000	162,419
#Series 2010-C1 A1 144A 3.156% 7/10/46		68,768	69,366
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38		125,000	132,863
Series 2005-GG4 A4 4.761% 7/10/39		40,000	42,153
Series 2005-GG4 A4A 4.751% 7/10/39		50,000	53,063
#Series 2010-C1 A2 144A 4.592% 9/1/40		100,000	103,633
•#Series 2010-C1 C 144A 5.635% 8/10/43		300,000	265,356
•Greenwich Capital Commercial Funding Series 2005-GG5 A5 5.224% 4/10/37		250,000	265,403
•JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP3 A4A 4.936% 8/15/42		50,000	53,978
Series 2005-LDP4 A4 4.918% 10/15/42		70,000	75,222
Series 2005-LDP5 A4 5.205% 12/15/44		328,750	360,219
LB-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31		125,000	130,820
•Morgan Stanley Capital I
Series 2004-T15 A4 5.27% 6/13/41		195,000	209,046
Series 2007-T27 A4 5.641% 6/11/42		175,000	195,496
#OBP Depositor Trust Series 2010-OBP A 144A 4.646% 7/15/45		100,000	106,188
#WF-RBS Commercial Mortgage Trust Series 2011-C3 A4 144A 4.375% 3/15/44		85,000	85,875
Total Commercial Mortgage-Backed Securities (Cost $2,819,158)			3,086,328

Convertible Bonds – 0.40%
AAR 1.75% exercise price $29.27, expiration date 1/1/26		35,000	33,863
Advanced Micro Devices 6.00% exercise price $28.08, expiration date 4/30/15		25,000	24,563
#Alaska Communications System Group 144A 6.25% exercise price $10.28, expiration date 4/27/18		27,000	24,334
Alcatel-Lucent USA 2.875% exercise price $15.35, expiration date 6/15/25		40,000	37,150
Alere 3.00% exercise price $43.98, expiration date 5/15/16		21,000	18,375
#Altra Holdings 144A 2.75% exercise price $27.70, expiration date 2/27/31		14,000	10,798
Amgen 0.375% exercise price $79.48, expiration date 2/1/13		55,000	54,313
#Ares Capital 144A 5.75% exercise price $19.13, expiration date 2/1/16		23,000	22,138
ΦArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27		38,000	26,078
#BGC Partners 144A 4.50% exercise price $9.84, expiration date 7/13/16		11,000	9,955
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40		16,000	7,880
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16		10,000	7,225
Equinix 4.75% exercise price $84.32, expiration date 6/15/16		29,000	37,337
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25		24,000	23,880
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 9/29/14		16,000	16,280
ΦGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29		18,000	16,290
Health Care REIT 3.00% exercise price $51.16, expiration date 11/30/29		23,000	24,408
ΦHologic 2.00% exercise price $38.59, expiration date 12/15/37		95,000	89,418
#Home Inns & Hotels Management 144A 2.00% exercise price $49.37, expiration date 12/15/15		10,000	7,600
Intel 2.95% exercise price $30.36, expiration date 12/15/35		35,000	35,656
James River Coal 4.50% exercise price $25.78, expiration date 12/1/15		10,000	7,650
Jefferies Group 3.875% exercise price $38.35, expiration date 11/1/29		33,000	30,318
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14		40,000	35,650
Level 3 Communications 3.50% exercise price $5.46, expiration date 6/15/12		23,000	22,799
#Lexington Realty Trust 144A 6.00% exercise price $7.09, expiration date 1/11/30		50,000	56,999
Linear Technology 3.00% exercise price $44.11, expiration date 5/1/27		62,000	63,549
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27		48,000	43,320
National Retail Properties 5.125% exercise price $25.39, expiration date 6/15/28		14,000	16,258
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17		18,000	15,120
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15		26,000	23,530
Pantry 3.00% exercise price $50.09, expiration date 11/15/12		17,000	16,809
Peabody Energy 4.75% exercise price $58.31, expiration date 12/15/41		5,000	5,200
Rovi 2.625% exercise price $47.36, expiration date 2/10/40		21,000	24,386
SanDisk 1.50% exercise price $52.37, expiration date 8/11/17		26,000	27,268
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14		14,000	18,183
Transocean 1.50% exercise price $164.19 expiration date 12/15/37		29,000	28,746
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37		30,000	30,788
Total Convertible Bonds (Cost $1,013,270)			994,114

Corporate Bonds – 10.67%
Aerospace & Defense – 0.08%
#Meccanica Holdings USA 144A 6.25% 7/15/19		200,000	195,378
			195,378
Airlines – 0.02%
#United Air Lines 144A 12.00% 11/1/13		53,000	53,928
			53,928
Auto Components – 0.13%
America Axle & Manufacturing 7.875% 3/1/17		87,000	82,215
ArvinMeritor 8.125% 9/15/15		77,000	68,530
#Delphi 144A 6.125% 5/15/21		65,000	60,775
Goodyear Tire & Rubber 8.25% 8/15/20		40,000	40,900
#Pinafore 144A 9.00% 10/1/18		54,000	55,620
			308,040
Automobiles – 0.06%
Ford Motor 7.45% 7/16/31		126,000	142,869
			142,869
Beverages – 0.11%
Coca-Cola Enterprises 3.50% 9/15/20		110,000	113,213
#Pernod-Ricard 144A 5.75% 4/7/21		150,000	165,158
			278,371
Building Products – 0.05%
#Nortek 144A 8.50% 4/15/21		70,000	56,700
Ply Gem Industries 13.125% 7/15/14		71,000	67,716
			124,416
Capital Markets – 0.30%
•Bear Stearns 5.248% 12/7/12	AUD	230,000	219,981
E Trade Financial PIK 12.50% 11/30/17		77,000	87,203
Goldman Sachs Group
5.25% 7/27/21		45,000	44,477
5.375% 3/15/20		40,000	39,790
Jefferies Group
6.25% 1/15/36		90,000	81,884
6.45% 6/8/27		50,000	48,206
Lazard Group 6.85% 6/15/17		153,000	168,667
#Nuveen Investments 144A 10.50% 11/15/15		55,000	50,463
			740,671
Chemicals – 0.30%
CF Industries 7.125% 5/1/20		50,000	57,063
Dow Chemical
4.25% 11/15/20		167,000	168,528
8.55% 5/15/19		253,000	324,558
Hexion US Finance 8.875% 2/1/18		50,000	41,500
#MacDermid 144A 9.50% 4/15/17		49,000	45,570
Momentive Performance Materials 11.50% 12/1/16		75,000	63,375
#Nalco 144A 6.625% 1/15/19		30,000	33,000
			733,594
Commercial Banks – 1.33%
Abbey National Treasury Services 4.00% 4/27/16		75,000	69,306
#Bank of Montreal 144A 2.85% 6/9/15		100,000	105,634
BB&T 5.25% 11/1/19		160,000	174,680
•BB&T Capital Trust IV 6.82% 6/12/57		35,000	34,956
#Canadian Imperial Bank of Commerce 144A 2.60% 7/2/15		100,000	104,254
Capital One Financial 4.75% 7/15/21		40,000	40,144
Capital One Capital V 10.25% 8/15/39		65,000	66,381
City National 5.25% 9/15/20		100,000	99,062
Fifth Third Bancorp 3.625% 1/25/16		110,000	111,938
•Fifth Third Capital Trust IV 6.50% 4/15/37		75,000	71,633
•#HBOS Capital Funding 144A 6.071% 6/29/49		65,000	39,650
JPMorgan Chase
4.35% 8/15/21		30,000	30,376
6.00% 10/1/17		250,000	263,156
KeyBank 5.45% 3/3/16		250,000	268,991
•National City Bank 0.703% 6/7/17		335,000	307,243
PNC Funding
5.125% 2/8/20		115,000	127,509
5.25% 11/15/15		3,000	3,223
•#PNC Preferred Funding Trust II 144A 6.113% 3/29/49		100,000	74,500
•SunTrust Capital VIII 6.10% 12/15/36		135,000	134,076
SVB Financial Group 5.375% 9/15/20		160,000	166,586
US Bank 6.30% 2/4/14		250,000	274,693
•USB Capital IX 3.50% 10/29/49		285,000	201,284
Wachovia
0.619% 10/15/16		45,000	41,380
5.25% 8/1/14		195,000	204,712
5.625% 10/15/16		120,000	129,862
Wells Fargo 4.60% 4/1/21		45,000	48,194
•Wells Fargo Capital XIII 7.70% 12/29/49		80,000	80,400
			3,273,823
Commercial Services & Supplies – 0.28%
#Brambles USA 144A 3.95% 4/1/15		175,000	183,091
Casella Waste Systems 11.00% 7/15/14		15,000	15,975
FTI Consulting 6.75% 10/1/20		45,000	43,650
Geo Group 6.625% 2/15/21		35,000	33,775
International Lease Finance
6.25% 5/15/19		63,000	54,839
8.25% 12/15/20		35,000	34,388
8.75% 3/15/17		25,000	25,188
Iron Mountain 7.75% 10/1/19		15,000	14,963
Mobile Mini 6.875% 5/1/15		12,000	11,820
Republic Services
4.75% 5/15/23		50,000	54,409
5.70% 5/15/41		110,000	125,079
Waste Management 2.60% 9/1/16		95,000	95,334
			692,511
Communications Equipment – 0.06%
Avaya
9.75% 11/1/15		55,000	40,425
#144A 7.00% 4/1/19		115,000	98,325
PIK 10.125% 11/1/15		15,000	11,063
			149,813
Computers & Peripherals – 0.10%
Hewlett-Packard
4.30% 6/1/21		50,000	50,577
4.375% 9/15/21		115,000	117,061
#Seagate Technology International 144A 10.00% 5/1/14		78,000	87,750
			255,388
Construction Materials – 0.05%
#Cemex Espana Luxembourg 144A 9.25% 5/12/20		85,000	56,100
Headwaters 7.625% 4/1/19		80,000	61,600
			117,700
Containers & Packaging – 0.08%
Berry Plastics 9.75% 1/15/21		60,000	51,300
Graham Packaging 8.25% 10/1/18		15,000	15,150
#Plastipak Holdings 144A 10.625% 8/15/19		44,000	45,980
Pregis 12.375% 10/15/13		60,000	54,900
Smurfit Kappa Funding 7.75% 4/1/15		41,000	39,565
			206,895
Diversified Financial Services – 0.45%
#ABB Treasury Center USA 144A 4.00% 6/15/21		35,000	35,270
#CDP Financial 144A 4.40% 11/25/19		250,000	273,156
#ERAC USA Finance 144A 5.25% 10/1/20		95,000	104,245
General Electric Capital
4.375% 9/16/20		5,000	5,097
5.30% 2/11/21		190,000	197,469
6.00% 8/7/19		316,000	356,268
PHH 9.25% 3/1/16		125,000	129,063
			1,100,568
Diversified Telecommunication Services – 0.84%
AT&T 3.875% 8/15/21		85,000	87,615
CenturyLink 6.45% 6/15/21		105,000	97,465
#Clearwire Communications 144A 12.00% 12/1/15		159,000	135,243
#Crown Castle Towers 144A 4.883% 8/15/20		455,000	474,413
France Telecom 4.125% 9/14/21		45,000	44,825
#Intelsat Jackson Holdings 144A 7.25% 10/15/20		75,000	69,375
Level 3 Financing
9.25% 11/1/14		3,000	2,978
10.00% 2/1/18		55,000	53,075
PAETEC Holding 8.875% 6/30/17		14,000	14,770
Qwest
6.75% 12/1/21		35,000	34,300
8.375% 5/1/16		115,000	126,788
#Telcordia Technologies 144A 11.00% 5/1/18		25,000	31,250
Telecom Italia Capital 5.25% 10/1/15		55,000	52,482
Telefonica Emisiones
5.462% 2/16/21		75,000	71,346
6.421% 6/20/16		150,000	153,940
Telesat Canada
11.00% 11/1/15		97,000	104,275
12.50% 11/1/17		16,000	18,000
#UPCB Finance III 144A 6.625% 7/1/20		150,000	141,750
Virgin Media Secured Finance 6.50% 1/15/18		200,000	213,499
West 7.875% 1/15/19		20,000	18,900
#Wind Acquisition Finance 144A 11.75% 7/15/17		100,000	85,500
Windstream
7.875% 11/1/17		32,000	32,560
8.125% 8/1/13		10,000	10,575
			2,074,924
Electric Utilities – 0.58%
Ameren Illinois 9.75% 11/15/18		258,000	348,000
#American Transmission Systems 144A 5.25% 1/15/22		105,000	113,182
Carolina Power & Light 3.00% 9/15/21		35,000	35,321
Commonwealth Edison
3.40% 9/1/21		25,000	25,098
5.80% 3/15/18		85,000	99,105
Florida Power 3.10% 8/15/21		55,000	55,218
GenOn Energy
9.50% 10/15/18		90,000	85,050
9.875% 10/15/20		30,000	28,200
Great Plains Energy 4.85% 6/1/21		105,000	110,766
#Ipalco Enterprises 144A 5.00% 5/1/18		45,000	41,288
Jersey Central Power & Light 5.625% 5/1/16		50,000	57,122
LG&E & KU Energy
3.75% 11/15/20		35,000	33,938
#144A 4.375% 10/1/21		60,000	60,105
Pennsylvania Electric 5.20% 4/1/20		55,000	61,588
PPL Electric Utilities 3.00% 9/15/21		55,000	54,984
Public Service Company of Oklahoma 5.15% 12/1/19		70,000	77,852
Southern California Edison 5.50% 8/15/18		120,000	143,375
			1,430,192
Electronic Equipment, Instruments & Components – 0.01%
Jabil Circuit 7.75% 7/15/16		16,000	17,720
			17,720
Energy Equipment & Services – 0.18%
#Helix Energy Solutions Group 144A 9.50% 1/15/16		74,000	75,480
#Hercules Offshore 144A 10.50% 10/15/17		55,000	52,250
#Schlumberger Investment 144A 3.30% 9/14/21		105,000	105,326
Transocean 6.50% 11/15/20		100,000	109,309
Weatherford Bermuda 9.625% 3/1/19		85,000	109,975
			452,340
Food & Staples Retailing – 0.10%
CVS Caremark 5.75% 5/15/41		140,000	157,417
Ingles Markets 8.875% 5/15/17		32,000	33,680
New Albertsons 7.25% 5/1/13		2,000	1,990
Tops Holding 10.125% 10/15/15		23,000	23,115
#Woolworths 144A 3.15% 4/12/16		30,000	31,124
			247,326
Food Products – 0.09%
#Bumble Bee Acquisition 144A 9.00% 12/15/17		95,000	89,775
#Del Monte Foods 144A 7.625% 2/15/19		60,000	51,000
Smithfield Foods 10.00% 7/15/14		13,000	14,820
Tyson Foods 10.50% 3/1/14		6,000	6,960
#Viskase 144A 9.875% 1/15/18		61,000	61,915
			224,470
Gas Utilities – 0.10%
CenterPoint Energy 5.95% 2/1/17		95,000	107,821
Inergy 6.875% 8/1/21		30,000	27,450
Sempra Energy 6.15% 6/15/18		85,000	100,262
			235,533
Health Care Equipment & Supplies – 0.39%
Accellent 8.375% 2/1/17		30,000	28,725
Biomet
11.625% 10/15/17		13,000	13,553
PIK 10.375% 10/15/17		26,000	26,780
CareFusion 6.375% 8/1/19		225,000	269,547
Covidien International Finance 4.20% 6/15/20		180,000	195,655
DENTSPLY International 4.125% 8/15/21		85,000	89,071
#DJO Finance 144A 9.75% 10/15/17		20,000	16,800
Hospira 6.40% 5/15/15		160,000	181,277
Zimmer Holdings 4.625% 11/30/19		125,000	138,322
			959,730
Health Care Providers & Services – 0.30%
#AMGH Merger Sub 144A 9.25% 11/1/18		45,000	45,225
Community Health Systems 8.875% 7/15/15		15,000	14,775
Coventry Health Care 5.45% 6/15/21		130,000	140,636
#Highmark 144A
4.75% 5/15/21		80,000	81,524
6.125% 5/15/41		20,000	21,738
Medco Health Solutions 7.125% 3/15/18		190,000	230,609
#Multiplan 144A 9.875% 9/1/18		65,000	64,675
Quest Diagnostics 4.70% 4/1/21		115,000	123,626
RadNet Management 10.375% 4/1/18		25,000	23,250
			746,058
Hotels, Restaurants & Leisure – 0.26%
#Ameristar Casinos 144A 7.50% 4/15/21		40,000	38,900
CKE Restaurants 11.375% 7/15/18		46,000	48,070
Dave & Buster's 11.00% 6/1/18		20,000	19,950
#Equinox Holdings 144A 9.50% 2/1/16		10,000	10,050
Marina District Finance 9.875% 8/15/18		25,000	21,000
MGM Resorts International 11.375% 3/1/18		159,000	159,794
OSI Restaurant Partners 10.00% 6/15/15		37,000	37,093
Pinnacle Entertainment 8.75% 5/15/20		85,000	79,688
Royal Caribbean Cruises 7.00% 6/15/13		5,000	5,113
Wyndham Worldwide
5.625% 3/1/21		55,000	55,284
5.75% 2/1/18		65,000	66,468
Wynn Las Vegas 7.75% 8/15/20		10,000	10,550
Yum Brands 3.75% 11/1/21		95,000	95,516
			647,476
Household Durables – 0.17%
Beazer Homes USA 9.125% 5/15/19		35,000	22,400
Jarden
6.125% 11/15/22		45,000	44,213
7.50% 1/15/20		5,000	5,081
M/I Homes 8.625% 11/15/18		50,000	45,250
Mohawk Industries 6.125% 1/15/16		4,000	4,150
Norcraft 10.50% 12/15/15		75,000	68,813
#Reynolds Group Issuer 144A 9.00% 4/15/19		100,000	85,499
Ryland Group 8.40% 5/15/17		34,000	32,895
#Scotts Miracle-Gro 144A 6.625% 12/15/20		25,000	24,625
#Sealy Mattress 144A 10.875% 4/15/16		2,000	2,120
Standard Pacific 10.75% 9/15/16		45,000	44,325
Yankee Candle 9.75% 2/15/17		52,000	48,230
			427,601
Independent Power Producers & Energy Traders – 0.05%
AES 8.00% 6/1/20		35,000	35,175
#Calpine 144A 7.875% 7/31/20		45,000	43,650
#NRG Energy 144A 7.875% 5/15/21		40,000	36,800
			115,625
Insurance – 0.32%
American International Group 4.875% 9/15/16		10,000	9,597
•Chubb 6.375% 3/29/67		115,000	111,981
•Genworth Financial 6.15% 11/15/66		35,000	17,675
•#ILFC E-Capital Trust I 144A 4.77% 12/21/65		120,000	84,024
•ING Groep 5.775% 12/29/49		50,000	36,875
•#Liberty Mutual Group 144A 7.00% 3/15/37		35,000	29,925
MetLife 6.817% 8/15/18		310,000	364,101
Prudential Financial
3.875% 1/14/15		30,000	30,687
6.00% 12/1/17		55,000	58,378
•XL Group 6.50% 12/29/49		65,000	51,675
			794,918
Internet Software & Services – 0.08%
GXS Worldwide 9.75% 6/15/15		116,000	111,940
Symantec 4.20% 9/15/20		85,000	83,119
			195,059
IT Services – 0.04%
First Data
9.875% 9/24/15		60,000	50,550
11.25% 3/31/16		40,000	27,200
#Unisys 144A 12.75% 10/15/14		19,000	21,565
			99,315
Life Sciences Tools & Services – 0.17%
Amgen 3.45% 10/1/20		160,000	165,215
Bio-Rad Laboratories
4.875% 12/15/20		50,000	52,000
8.00% 9/15/16		4,000	4,340
Celgene 3.95% 10/15/20		110,000	111,645
Thermo Fisher Scientific 3.60% 8/15/21		85,000	88,416
			421,616
Machinery – 0.03%
RBS Global 11.75% 8/1/16		40,000	41,000
TriMas 9.75% 12/15/17		32,000	33,600
			74,600
Media – 0.45%
Affinion Group 7.875% 12/15/18		65,000	50,375
#CCO Holdings 144A 7.00% 1/15/19		15,000	14,588
#Charter Communications Operating 144A 10.875% 9/15/14		50,000	53,875
Clear Channel Communications 9.00% 3/1/21		35,000	26,163
CSC Holdings 6.75% 4/15/12		11,000	11,220
DIRECTV Holdings 5.00% 3/1/21		310,000	328,525
DISH DBS 7.875% 9/1/19		40,000	41,000
Historic TW 6.875% 6/15/18		115,000	135,847
Lamar Media 6.625% 8/15/15		6,000	5,940
LIN Television 6.50% 5/15/13		9,000	8,820
Nielsen Finance 11.625% 2/1/14		8,000	9,120
#Sinclair Television Group 144A 9.25% 11/1/17		32,000	33,760
#Sirius XM Radio 144A 8.75% 4/1/15		70,000	76,125
Time Warner Cable
4.00% 9/1/21		50,000	48,998
8.25% 4/1/19		78,000	97,816
#Vivendi 144A 6.625% 4/4/18		100,000	113,646
#XM Satellite Radio 144A 13.00% 8/1/13		40,000	45,000
			1,100,818
Metals & Mining – 0.50%
AK Steel 7.625% 5/15/20		65,000	57,281
Alcoa 6.75% 7/15/18		130,000	139,433
#Algoma Acquisition 144A 9.875% 6/15/15		35,000	27,300
ArcelorMittal 9.85% 6/1/19		180,000	204,234
Barrick North America Finance 4.40% 5/30/21		185,000	190,078
Century Aluminum 8.00% 5/15/14		56,000	56,000
#CODELCO 144A 3.75% 11/4/20		100,000	99,912
Compass Minerals International 8.00% 6/1/19		6,000	6,300
#FMG Resources August 2006 144A 7.00% 11/1/15		55,000	51,425
Novelis 8.75% 12/15/20		60,000	59,100
Rio Tinto Finance USA 3.75% 9/20/21		110,000	109,790
Ryerson
•7.629% 11/1/14		3,000	2,805
12.00% 11/1/15		56,000	56,280
Steel Dynamics 7.75% 4/15/16		32,000	31,680
Teck Resources
6.25% 7/15/41		65,000	68,400
9.75% 5/15/14		67,000	79,458
			1,239,476
Multiline Retail – 0.03%
Macy's Retail Holdings 5.90% 12/1/16		67,000	73,616
			73,616
Multi-Utilities – 0.24%
CMS Energy
4.25% 9/30/15		65,000	64,277
6.25% 2/1/20		185,000	191,624
Puget Energy 6.00% 9/1/21		35,000	34,779
•Puget Sound Energy 6.974% 6/1/67		145,000	145,732
•Wisconsin Energy 6.25% 5/15/67		165,000	164,986
			601,398
Office Electronics – 0.03%
CDW 12.535% 10/12/17		20,000	19,200
Xerox 4.50% 5/15/21		55,000	55,113
			74,313
Oil, Gas & Consumable Fuels – 1.37%
Antero Resources Finance 9.375% 12/1/17		23,000	24,035
Chesapeake Energy 6.50% 8/15/17		84,000	87,360
#CNOOC Finance 2011 144A 4.25% 1/26/21		200,000	201,321
Copano Energy 7.75% 6/1/18		5,000	5,138
Ecopetrol 7.625% 7/23/19		64,000	75,200
El Paso Pipeline Partners Operating 6.50% 4/1/20		65,000	71,875
•Enbridge Energy Partners 8.05% 10/1/37		125,000	129,217
Energy Transfer Partners 9.70% 3/15/19		145,000	179,750
#ENI 144A 4.15% 10/1/20		175,000	176,267
Enterprise Products Operating
•7.034% 1/15/68		165,000	167,479
9.75% 1/31/14		125,000	146,347
Forest Oil 7.25% 6/15/19		47,000	46,530
#Hilcorp Energy I 144A
7.625% 4/15/21		10,000	10,100
7.75% 11/1/15		51,000	51,638
Holly 9.875% 6/15/17		40,000	43,400
Kinder Morgan Energy Partners 9.00% 2/1/19		110,000	140,711
Linn Energy
8.625% 4/15/20		25,000	25,875
#144A 6.50% 5/15/19		15,000	13,875
#Murray Energy 144A 10.25% 10/15/15		46,000	44,160
#NFR Energy 144A 9.75% 2/15/17		45,000	39,825
Noble Energy 8.25% 3/1/19		85,000	111,765
Noble Holding International 4.625% 3/1/21		115,000	120,925
Pemex Project Funding Master Trust 6.625% 6/15/35		60,000	64,950
Petrobras International Finance
3.875% 1/27/16		66,000	66,132
5.375% 1/27/21		125,000	127,625
5.75% 1/20/20		113,000	118,424
5.875% 3/1/18		20,000	21,027
Petrohawk Energy 7.25% 8/15/18		80,000	91,800
Petroleum Development 12.00% 2/15/18		39,000	41,925
Plains All American Pipeline 8.75% 5/1/19		115,000	146,974
Pride International 6.875% 8/15/20		200,000	231,169
Quicksilver Resources 7.125% 4/1/16		34,000	30,090
#SandRidge Energy 144A 9.875% 5/15/16		76,000	78,660
•TransCanada PipeLines 6.35% 5/15/67		235,000	234,262
Williams
7.75% 6/15/31		35,000	42,132
8.75% 3/15/32		35,000	45,875
#Woodside Finance 144A 8.75% 3/1/19		100,000	128,674
			3,382,512
Paper & Forest Products – 0.08%
Georgia-Pacific 8.00% 1/15/24		100,000	117,638
International Paper 9.375% 5/15/19		75,000	91,805
			209,443
Pharmaceuticals – 0.04%
NBTY 9.00% 10/1/18		85,000	87,444
			87,444
Real Estate Investment Trusts – 0.34%
Brandywine Operating Partnership 4.95% 4/15/18		90,000	87,065
Developers Diversified Realty
4.75% 4/15/18		65,000	59,371
7.50% 4/1/17		10,000	10,567
7.875% 9/1/20		120,000	127,325
9.625% 3/15/16		30,000	34,007
Digital Realty Trust 5.25% 3/15/21		95,000	94,209
Health Care REIT 5.25% 1/15/22		125,000	118,765
Host Hotels & Resorts
6.00% 11/1/20		40,000	39,100
6.375% 3/15/15		35,000	35,000
#144A 5.875% 6/15/19		30,000	28,800
Regency Centers 4.80% 4/15/21		95,000	98,658
#WEA Finance 144A 4.625% 5/10/21		120,000	114,806
			847,673
Real Estate Management & Development – 0.04%
#Qatari Diar Finance 144A 5.00% 7/21/20		100,000	107,250
			107,250
Road & Rail – 0.14%
Burlington Northern Santa Fe
3.45% 9/15/21		20,000	20,409
5.65% 5/1/17		25,000	28,941
CSX
4.25% 6/1/21		70,000	74,367
5.50% 4/15/41		80,000	91,920
Kansas City Southern de Mexico 8.00% 2/1/18		20,000	21,500
Ryder System 3.50% 6/1/17		115,000	119,345
			356,482
Semiconductors & Semiconductor Equipment – 0.09%
Amkor Technology 7.375% 5/1/18		30,000	29,100
National Semiconductor 6.60% 6/15/17		165,000	197,083
			226,183
Specialty Retail – 0.02%
Sally Holdings 10.50% 11/15/16		49,000	50,838
			50,838
Textiles, Apparel & Luxury Goods – 0.04%
Hanesbrands 6.375% 12/15/20		95,000	92,625
			92,625
Trading Companies & Distributors – 0.02%
RSC Equipment Rental 10.25% 11/15/19		45,000	44,325
			44,325
Wireless Telecommunication Services – 0.13%
Cricket Communications 7.75% 10/15/20		130,000	113,425
MetroPCS Wireless 6.625% 11/15/20		30,000	26,475
NII Capital 10.00% 8/15/16		63,000	69,300
Sprint Capital 8.75% 3/15/32		59,000	51,551
Sprint Nextel 8.375% 8/15/17		50,000	46,750
			307,501
Total Corporate Bonds (Cost $26,036,622)			26,340,365
Non-Agency Asset-Backed Securities – 0.35%
•Ally Master Owner Trust Series 2011-1 A1 1.113% 1/15/16		100,000	100,045
#Avis Budget Rental Car Funding AESOP Series 2011-2A A 144A 2.37% 11/20/14		100,000	101,978
#CIT Equipment Collateral 144A
Series 2009-VT1 A3 3.07% 8/15/16		13,875	13,911
Series 2010-VT1A A3 2.41% 5/15/13		89,702	90,017
CNH Equipment Trust Series 2010-A A4 2.49% 1/15/16		125,000	128,308
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		100,000	119,374
#Ford Auto Securitization Trust Series 2011-R1A A3 144A 3.02% 2/15/16	CAD	100,000	97,796
•Ford Credit Floorplan Master Owner Trust Series 2009-2 A 1.793% 9/15/14		100,000	101,074
Harley-Davidson Motorcycle Trust Series 2009-4 A3 1.87% 2/15/14		62,720	62,951
#Sonic Capital Series 2011-1A A2 144A 5.438% 5/20/41		39,600	40,293
Total Non-Agency-Asset Backed Securities (Cost $833,590)			855,747
Non-Agency Collateralized Mortgage Obligations – 0.08%
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20		8,992	9,131
Series 2005-6 7A1 5.50% 7/25/20		6,937	6,483
•ChaseFlex Trust Series 2006-1 A4 6.23% 6/25/36		100,000	66,341
•GSR Mortgage Loan Trust Series 2006-AR1 3A1 5.045% 1/25/36		29,987	25,246
•JPMorgan Mortgage Trust
Series 2005-A2 5A1 4.296% 4/25/35		8,923	8,885
Series 2007-A1 7A4 4.991% 7/25/35		38,224	16,531
•MASTR ARM Trust Series 2006-2 4A1 4.941% 2/25/36		12,278	10,910
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-18 1A1 5.50% 1/25/36		32,303	29,336
Series 2006-7 2A1 6.00% 6/25/36		12,958	11,400
Total Non-Agency Collateralized Mortgage Obligations (Cost $160,283)			184,263

Regional Bonds – 0.75%∆
Australia – 0.53%
New South Wales Treasury 6.00% 4/1/19	AUD	450,000	474,956
New South Wales Treasury Inflation-Linked Bond 2.75% 11/20/25	AUD	86,000	96,911
Queensland Treasury 6.00% 9/14/17	AUD	716,000	746,333
			1,318,200
Canada – 0.22%
New Brunswick Province 2.75% 6/15/18		110,000	115,200
Ontario Province 3.00% 7/16/18		210,000	220,224
Quebec Province 4.50% 12/1/20	CAD	195,000	206,490
			541,914
Total Regional Bonds (Cost $1,881,731)			1,860,114

«Senior Secured Loans – 0.95%
Allied Security Holdings Tranche 2L 8.50% 1/21/18		35,000	34,169
API Technologies Tranche B 7.75% 6/1/16		34,897	33,152
ATI Holdings 7.50% 3/12/16		24,520	23,647
Attachmate 6.50% 11/21/16		100,000	96,667
BNY ConvergEx Group
8.75% 12/16/17		45,787	45,787
8.75% 11/29/17		19,213	19,213
Brock Holdings III
10.00% 2/15/18		30,000	27,450
Tranche B 6.00% 2/15/17		29,850	28,233
Burlington Coat Factory Tranche B 6.25% 2/10/17		118,624	113,811
Caesars Entertainment Operating Tranche B1 3.25% 1/28/15		80,000	66,978
Charter Communications Operating Tranche B 7.25% 3/6/14		2,702	2,709
Chrysler Group 6.00% 4/28/17		159,600	139,537
CityCenter Holdings 7.50% 1/10/15		18,000	17,704
Clear Channel Communications Tranche B 3.89% 1/29/16		111,223	78,117
Consolidated Container 5.75% 9/28/14		35,000	28,817
Delos Aircraft 7.00% 3/17/16		70,000	70,058
Delta Air Lines Tranche B 5.50% 3/29/17		34,913	33,058
First Data Tranche B2 2.98% 9/24/14		35,702	31,116
Frac Tech International Tranche B 6.25% 4/19/16		45,626	44,828
GenOn Energy Tranche B 6.00% 6/20/17		64,511	63,576
Gray Television Trance B 3.74% 12/31/14		89,767	85,840
Grifols Tranche B 6.00% 6/4/16		159,600	157,062
Houghton International Tranche B 6.75% 1/11/16		34,675	34,415
Immucor Tranche B 7.25% 7/2/18		25,000	24,706
International Lease Finance 6.75% 3/17/15		100,000	99,950
Level 3 Financing Tranche B 5.75% 4/11/18		25,000	23,792
Mediacom Illinois 5.50% 3/31/17		34,734	34,061
MGM Resorts International Tranche E 7.00% 2/21/14		70,000	66,255
Multiplan 4.75% 8/26/17		35,000	33,265
Nortek 5.25% 4/12/17		179,100	168,801
Nuveen Investments
5.82% 5/13/17		95,812	89,009
2nd Lien 12.50% 7/9/15		120,000	123,601
PQ 6.74% 7/30/15		65,000	57,804
Remy International Tranche B 6.25% 12/16/16		64,513	62,416
Reynolds Group Holdings 6.50% 7/7/18		70,000	68,104
Sensus USA 2nd Lien 8.50% 4/13/18		80,000	77,700
Toys R Us Tranche B 6.00% 9/1/16		34,737	33,434
Univision Communications 4.49% 3/29/17		33,872	28,669
Visant 5.25% 12/31/16		54,750	50,248
Wyle Services 5.50% 3/31/17		29,894	28,952
Total Senior Secured Loans (Cost $2,435,402)			2,346,711
Sovereign Bonds – 3.06%∆
Belgium – 0.08%
Belgium Government 4.25% 9/28/21	EUR	136,800	192,315
			192,315
Canada – 0.34%
Canadian Government
3.25% 6/1/21	CAD	367,000	383,611
3.75% 6/1/19	CAD	197,000	213,032
4.00% 6/1/17	CAD	118,000	127,601
4.00% 6/1/41	CAD	94,000	111,503
			835,747
Chile – 0.11%
Chile Government International Bond 5.50% 8/5/20	CLP	130,000,000	263,917
			263,917
Colombia – 0.09%
Republic of Colombia
7.75% 4/14/21	COP	323,000,000	180,746
12.00% 10/22/15	COP	72,000,000	45,420
			226,166
Finland – 0.07%
Finland Government 3.50% 4/15/21	EUR	122,000	179,275
			179,275
Germany – 0.21%
Deutschland Republic
2.25% 9/4/20	EUR	254,000	353,691
3.50% 7/4/19	EUR	106,000	161,571
			515,262
Indonesia – 0.18%
Indonesia Government International Bond 7.25% 4/20/15		90,000	100,800
Indonesia Treasury Bonds
8.25% 7/15/21	IDR	1,086,000,000	135,713
10.50% 8/15/30	IDR	690,000,000	101,824
11.00% 11/15/20	IDR	820,000,000	119,570
			457,907
Malaysia – 0.03%
Malaysia Government 4.262% 9/15/16	MYR	217,000	70,646
			70,646
Mexico – 0.03%
Mexican Bonos 7.50% 6/3/27	MXN	1,154,000	85,734
			85,734
New Zealand – 0.04%
New Zealand Government 6.00% 5/15/21	NZD	105,000	89,636
			89,636
Norway – 0.56%
Norwegian Government
3.75% 5/25/21	NOK	1,433,000	272,703
4.25% 5/19/17	NOK	484,000	92,416
4.50% 5/22/19	NOK	1,840,000	363,426
5.00% 5/15/15	NOK	3,443,000	654,799
			1,383,344
Panama – 0.09%
Panama Government International Bonds
6.70% 1/26/36		27,000	32,805
7.25% 3/15/15		116,000	133,226
8.875% 9/30/27		44,000	63,140
			229,171
Peru – 0.09%
Republic of Peru 7.125% 3/30/19		191,000	231,588
			231,588
Phillipines – 0.08%
Republic of Philippines
6.50% 1/20/20		100,000	116,500
9.50% 10/21/24		17,000	23,758
9.875% 1/15/19		48,000	64,560
			204,818
Poland – 0.13%
Poland Government
5.25% 10/25/20	PLN	70,000	20,269
5.50% 10/25/19	PLN	403,000	119,438
Republic of Poland
5.125% 4/21/21		68,000	68,000
6.375% 7/15/19		110,000	121,275
			328,982
Republic of Korea – 0.04%
Korea Treasury Inflation-Linked Bond 2.75% 6/10/20	KRW	91,550,440	89,992
			89,992
Russia – 0.13%
Russian-Eurobond 7.50% 3/31/30		291,415	328,186
			328,186
South Africa – 0.30%
#Eskom Holdings 144A 5.75% 1/26/21		230,000	234,600
South Africa Government Bond
7.25% 1/15/20	ZAR	1,029,000	119,683
8.00% 12/21/18	ZAR	2,687,000	332,161
South Africa Government International Bond 6.50% 6/2/14		54,000	60,075
			746,519
Sweden – 0.18%
Sweden Government Bond
3.00% 7/12/16	SEK	1,260,000	196,745
5.00% 12/1/20	SEK	1,285,000	239,104
			435,849
Turkey – 0.07%
Republic of Turkey
5.625% 3/30/21		100,000	102,750
6.875% 3/17/36		61,000	65,270
			168,020
United Kingdom – 0.15%
United Kingdom Gilt
4.50% 3/7/19	GBP	97,000	178,107
4.75% 3/7/20	GBP	100,000	187,253
			365,360
Uruguay – 0.06%
Uruguay Government International Bond 8.00% 11/18/22		110,000	137,500
			137,500
Total Sovereign Bonds (Cost $7,572,733)			7,565,934
Supranational Banks – 0.08%
International Bank for Reconstruction & Development
3.375% 4/30/15	NOK	740,000	130,921
3.625% 6/22/20	NOK	440,000	77,620
Total Supranational Banks (Cost $202,787)			208,541
U.S. Treasury Obligations – 1.78%
U.S. Treasury Bonds
3.50% 2/15/39		105,000	116,763
∞4.375% 5/15/41		275,000	355,310
U.S. Treasury Notes
1.00% 9/30/16		1,250,000	1,252,045
1.375% 9/30/18		50,000	49,766
2.125% 8/15/21		2,560,000	2,605,611
Total U.S. Treasury Obligations (Cost $4,263,347)			4,379,495
	Number of
	Shares
Right – 0.00%
†Hong Leong Bank		3,661	1,757
Total Right (Cost $0)			1,757

Warrant – 0.00%
†US Airways		8	0
Total Warrant (Cost $0)		0
		Principal
		Amount¡
≠Short-Term Investments – 3.03%
Discounted Commercial Paper – 3.03%
Abbey National North America 0.03% 10/3/11		3,290,000	3,289,980
Danaher 0.04% 10/3/11		4,200,000	4,199,991
Total Short-Term Investments (Cost $7,489,971)			7,489,971
Total Value of Securities – 100.43%
(Cost $236,261,469)			247,979,235
Liabilities Net of Receivables and Other Assets – (0.43%)			(1,062,323)
Net Assets Applicable to 22,098,967 Shares Outstanding – 100.00%			$246,916,912

¡Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

AUD – Australian Dollar
CAD – Canadian Dollar
CLP – Chilean Peso
COP–Colombian Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
HKD–Hong Kong Dollar
IDR – Indonesian Rupiah
ILS–Israeli Shekel
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
SEK – Swedish Krona
USD – United States Dollar
ZAR – South African Rand

†Non income producing security.
@Illiquid security. At September 30, 2011, the aggregate amount of illiquid securities was $3,215,596, which represented 1.30% of the Fund’s net assets. See Note 4 in “Notes.”
§Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
=Security is being fair valued in accordance with the Fund's fair valuation policy. At September 30, 2011, the aggregate amount of fair valued securities was $76,187, which represented 0.03% of the Fund's net assets. See Note 1 in "Notes."
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2011, the aggregate amount of Rule 144A securities was $7,986,392, which represented 3.23% of the Fund’s net assets. See Note 4 in "Notes."
XEmerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risks.
•Variable rate security. The rate shown is the rate as of September 30, 2011. Interest rates reset periodically.
◆Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
ΦStep coupon bond. Coupon increases/decreases periodically based on a predetermined schedule. Stated rate in effect at September 30, 2011.
∆Securities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at September 30, 2011.
≠The rate shown is the effective yield at the time of purchase.
∞Fully or partially pledged as collateral for futures contracts.

Summary of Abbreviations:
ADR – American Depositary Receipt
ARM – Adjustable Rate Mortgage
BAML – Bank of America Merrill Lynch
BCLY–Barclays Bank
CDS – Credit Default Swap
CITI – Citigroup Global Markets
GDR – Global Depositary Receipt
GNMA – Government National Mortgage Association
GSC – Goldman Sachs Capital
HSBC – Hong Kong Shanghai Bank
HY – High Yield
JPMC – JPMorgan Chase Bank
MASTR – Mortgage Asset Securitization Transaction, Inc.
MNB – Mellon National Bank
MSC – Morgan Stanley Capital
NCUA – National Credit Union Administration
NVDR – Non-Voting Depositary Receipt
PIK – Pay-in-kind
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduits
S.F. – Single Family
TBA – To be announced
yr – Year

1The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at September 30, 2011:

Foreign Currency Exchange Contracts
						Unrealized
		Contracts to		In Exchange	Settlement	Appreciation
Counterparty		Receive (Deliver)		For	Date	(Depreciation)
BAML	AUD	(226,610)	USD	230,712	11/4/11	$12,371
BAML	EUR	(317,108)	USD	433,813	11/4/11	9,120
BAML	IDR	1,371,200,000	USD	(147,679)	11/4/11	7,778
BAML	JPY	(4,093,500)	USD	53,644	11/4/11	545
BAML	NOK	(1,491,318)	USD	261,412	11/4/11	7,804
BAML	PLN	(377,412)	USD	116,781	11/4/11	3,285
BCLY	EUR	(89,203)	USD	120,000	11/4/11	532
BCLY	JPY	8,511,405	USD	(111,561)	11/4/11	(1,155)
CITI	EUR	(237,235)	USD	324,481	11/4/11	6,760
CITI	JPY	14,637,525	USD	(191,844)	11/4/11	(1,973)
CITI	NZD	81,406	USD	(66,502)	11/4/11	(4,600)
GSC	AUD	(301,429)	USD	292,000	11/4/11	1,570
GSC	GBP	88,162	USD	(137,526)	11/4/11	(113)
GSC	NOK	(387,520)	USD	67,873	11/4/11	1,972
HSBC	AUD	(396,256)	USD	402,933	11/4/11	21,136
HSBC	EUR	(120,121)	USD	164,208	11/4/11	3,333
HSBC	KRW	158,590,000	USD	(136,457)	11/4/11	(2,498)
HSBC	NOK	(471,429)	USD	82,727	11/4/11	2,557
JPMC	CLP	56,707,500	USD	(112,292)	11/4/11	(3,244)
JPMC	EUR	(205,487)	USD	281,208	11/4/11	6,006
MNB	EUR	(1,240)	USD	1,532	10/3/11	(129)
MNB	HKD	(96,525)	USD	12,386	10/3/11	(9)
MNB	ILS	(8,050)	USD	2,163	10/3/11	(1)
MNB	MYR	31,668	USD	(9,944)	10/4/11	(14)
MNB	PLN	(7,797)	USD	2,363	10/3/11	10
MSC	AUD	(123,255)	USD	120,000	11/4/11	1,242
MSC	EUR	(547,256)	USD	745,748	11/4/11	12,824
MSC	JPY	12,800,800	USD	(167,633)	11/4/11	(1,587)
MSC	KRW	674,801,700	USD	(580,924)	11/4/11	(10,930)
MSC	NOK	(1,716,191)	USD	301,035	11/4/11	9,186

$81,778

Futures Contracts

				Unrealized
Contracts	Notional	Notional	Expiration	Appreciation
to Buy (Sell)	Cost (Proceeds)	Value	Date	(Depreciation)
1 Euro-Bund	$192,164	$182,842	12/8/11	$(9,322)
(12) U.S. Treasury 10 yr Notes	(1,545,058)	(1,561,125)	12/20/11	(16,067)
21 U.S. Treasury Long Bond	2,846,780	995,125	11/25/11	148,345
7 U.S. Ultra Bond	997,521	1,110,375	12/20/11	112,854
	$2,491,407			$235,810

Swap Contracts
CDS Contracts

					Unrealized
	Swap	Notional	Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
MSC	CDX.NA.HY.17	$3,200,000	5.00%	12/20/16	$57,150
MSC	Japan 5 yr CDS	160,000	1.00%	9/20/16	2,097
MSC	Kingdom of Spain 5 yr CDS	603,000	1.00%	6/20/16	31,141
MSC	People’s Republic of China 5 yr CDS	292,000	1.00%	12/20/16	0
	Republic of France
MSC	5 yr CDS	675,000	0.25%	9/20/16	(718)
MSC	5 yr CDS	154,000	0.25%	12/20/16	(1,281)
MSC	Republic of Italy 5 yr CDS	160,000	1.00%	9/20/16	7,384
MSC	State of Israel 5 yr CDS	160,000	1.00%	9/20/16	1,435
Total		$5,404,000			$97,208

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Delaware Foundation® Aggressive Allocation Fund (Fund).

Security Valuation – Equity securities and Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities and credit default swap (CDS) contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Foreign Currency Transactions –T ransactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$238,208,506
Aggregate unrealized appreciation	$28,784,500
Aggregate unrealized depreciation	(19,013,771)
Net unrealized appreciation	$9,770,729

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $45,305,237 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $378,820 expires in 2016 and $44,926,417 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.  Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances.  The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset- &
Mortgage-Backed Securities	$-	$12,063,250	$97,796	$12,161,046
Common Stock	124,485,870	37,854,982	36,750	162,377,602
Corporate Debt	-	29,776,163	-	29,776,163
Foreign Debt	-	9,634,589	-	9,634,589
Exchange-Traded Funds	22,057,547	-	-	22,057,547
Other	63,385	-	39,437	102,822
U.S. Treasury Obligations	-	4,379,495	-	4,379,495
Short-Term Investments	-	7,489,971	-	7,489,971
Total	$146,606,802	$101,198,450	$173,983	$247,979,235

Foreign Currency Exchange
Contracts	$-	$81,778	$-	$81,778
Futures Contracts	$235,810	$-	$-	$235,810
Swap Contracts	$-	$97,208	$-	$97,208

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset- & Mortgage- Backed Securities	Common Stock	Corporate Debt	Other	Total
Balance as of 12/31/10	$-	$-	$105,000	$-	$105,000
Purchases	101,698	136,500	-	-	238,198
Sales	-	(61,290)	(105,812)	-	(167,102)
Net realized loss	-	(1,710)	812	-	(898)
Transfers into Level 3	-	-	-	24,243	24,243
Net change in unrealized
appreciation/depreciation	(3,902)	(36,750)	-	15,194	(25,458)
Balance as of 9/30/11	$97,796	$36,750	$-	$39,437	$173,983
Net change in unrealized
appreciation/depreciation from
investments still held as of 9/30/11	$(3,902)	$(36,750)	$-	$15,194	$(25,458)

During the period ended September 30, 2011, transfer into Level 3 investments from Level 1 investments were made in the amount of $24,243 for the Fund. This was due to the pricing vendor not being able to supply a matrix price for an investment.

During the period ended September 30, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts – The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts – During the period ended September 30, 2011, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No option contracts were outstanding at September 30, 2011.

Swap Contracts – The Fund may enter into inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No inflation swap contracts were outstanding at September 30, 2011.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended September 30, 2011, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At September 30, 2011, net unrealized appreciation of CDS contracts was $97,208. The Fund has received $410,000 in securities as collateral for open swap contracts. If a credit event had occurred for all swap transactions where collateral posting was required as of September 30, 2011, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have received $5,404,000 less the value of the contracts’ related reference obligations.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

Fair values of derivative instruments as of September 30, 2011 were as follows:

	Asset Derivatives	Liabilities Derivatives
	Schedule of		Schedule of
	Investments		Investments
	Location	Fair Value	Location	Fair Value
Forward currency exchange contracts
(Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$82,544	Liabilities net of receivables and other assets	$(766)
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	235,810	Liabilities net of receivables and other assets	-
Credit contracts (Swap contracts)	Liabilities net of receivables and other assets	97,208	Liabilities net of receivables and other assets	-
Total		$415,562		$(766)

The effect of derivative instruments on the Statement of Operations for the period ended September 30, 2011 was as follows:

				Change in Unrealized
				Appreciation
	Location of Gain or Loss	Realized Gain or		or Depreciation
	on Derivatives	Loss on Derivatives		on Derivatives
	Recognized in Income	Recognized in Income		Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currencies and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(403,301	)*	$177,913
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	57,529		176,664
Credit contracts (Swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	112,807		97,208
Total		$(232,965)		$451,785

* Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported on the Fund’s Statement of Operations.

4. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investor Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and Illiquid securities have been identified on the Schedule of Investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP American Global Growth Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Unaffiliated Investment Company – 100.08%
International Equity Fund – 100.08%
American Funds Insurance Series® – Global Growth Fund Class 1	1,455,241	$26,761,888
Total Unaffiliated Investment Company (Cost $31,564,220)		26,761,888

Total Value of Securities – 100.08%
(Cost $31,564,220)		26,761,888
Liabilities Net of Receivables and Other Assets – (0.08%)		(21,195)
Net Assets Applicable to 2,526,901 Shares Outstanding – 100.00%		$26,740,693

The LVIP American Global Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Growth Fund, a series of the American Funds Insurance Series (Underlying Fund) (See Note 1 in Notes). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP American Global Growth Fund (Fund).

Security Valuation – The value of the Fund’s investments in the Underlying Fund is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Fund is the responsibility of the Underlying Fund and not the Fund. Securities of the Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of the Underlying Fund, see the Underlying Fund’s prospectus and statement of additional information.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken on federal income tax return for the open tax year ended December 31, 2010, and has concluded that no provision for federal income tax is required in the Fund's financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Fund are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$31,576,415
Aggregate unrealized appreciation	$-
Aggregate unrealized depreciation	(4,814,527)
Net unrealized depreciation	$(4,814,527)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1

Investment Company	$26,761,888

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP American Global Small Capitalization Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Unaffiliated Investment Company – 100.08%
International Equity Fund – 100.08%
American Funds Insurance Series® – Global Small Capitalization Fund Class 1	1,628,173	$27,076,522
Total Unaffiliated Investment Company (Cost $34,053,899)		27,076,522

Total Value of Securities – 100.08%
(Cost $34,053,899)		27,076,522
Liabilities Net of Receivables and Other Assets – (0.08%)		(21,489)
Net Assets Applicable to 2,722,393 Shares Outstanding – 100.00%		$27,055,033

The LVIP American Global Small Capitalization Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Small Capitalization Fund, a series of the American Funds Insurance Series (Underlying Fund) (See Note 1 in Notes). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP American Global Small Capitalization Fund (Fund).

Security Valuation – The value of the Fund’s investments in the Underlying Fund is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Fund is the responsibility of the Underlying Fund and not the Fund. Securities of the Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of the Underlying Fund, see the Underlying Fund’s prospectus and statement of additional information.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken on federal income tax return for the open tax year ended December 31, 2010, and has concluded that no provision for federal income tax is required in the Fund's financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Fund are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$34,133,909
Aggregate unrealized appreciation	$-
Aggregate unrealized depreciation	(7,057,387)
Net unrealized depreciation	$(7,057,387)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1

Investment Company	$27,076,522

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP American Growth Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Unaffiliated Investment Company – 100.05%
Equity Fund – 100.05%
American Funds Insurance Series® – Growth Fund Class 1	2,078,977	$100,352,203
Total Unaffiliated Investment Company (Cost $116,006,948)		100,352,203
Total Value of Securities – 100.05%
(Cost $116,006,948)		100,352,203
Liabilities Net of Receivables and Other Assets – (0.05%)		(53,835)
Net Assets Applicable to 9,066,150 Shares Outstanding – 100.00%		$100,298,368

The LVIP American Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series (Underlying Fund) (See Note 1 in Notes). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP American Growth Fund (Fund).

Security Valuation – The value of the Fund’s investments in the Underlying Fund is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Fund is the responsibility of the Underlying Fund and not the Fund. Securities of the Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of the Underlying Fund, see the Underlying Fund’s prospectus and statement of additional information.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken on federal income tax return for the open tax year ended December 31, 2010, and has concluded that no provision for federal income tax is required in the Fund's financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Fund are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$116,215,430
Aggregate unrealized appreciation	$-
Aggregate unrealized depreciation	(15,863,227)
Net unrealized depreciation	$(15,863,227)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Company	$100,352,203

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP American Growth-Income Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Unaffiliated Investment Company – 100.05%
Equity Fund – 100.05%
American Funds Insurance Series® – Growth-Income Fund Class 1	2,414,509	$73,932,256
Total Unaffiliated Investment Company (Cost $83,805,721)		73,932,256

Total Value of Securities – 100.05%
(Cost $83,805,721)		73,932,256
Liabilities Net of Receivables and Other Assets – (0.05%)		(39,348)
Net Assets Applicable to 6,801,740 Shares Outstanding – 100.00%		$73,892,908

The LVIP American Growth-Income Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series (Underlying Fund) (See Note 1 in Notes). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP American Growth-Income Fund (Fund).

Security Valuation – The value of the Fund’s investments in the Underlying Fund is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Fund is the responsibility of the Underlying Fund and not the Fund. Securities of the Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of the Underlying Fund, see the Underlying Fund’s prospectus and statement of additional information.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken on federal income tax return for the open tax year ended December 31, 2010, and has concluded that no provision for federal income tax is required in the Fund's financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Fund are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$83,855,022
Aggregate unrealized appreciation	$-
Aggregate unrealized depreciation	(9,922,766)
Net unrealized depreciation	$(9,922,766)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1

Investment Company	$73,932,256

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP American International Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Unaffiliated Investment Company – 100.06%
International Equity Fund – 100.06%
American Funds Insurance Series® – International Fund Class 1	3,642,110	$53,575,432
Total Unaffiliated Company (Cost $64,624,590)		53,575,432

Total Value of Securities – 100.06%
(Cost $64,624,590)		53,575,432
Liabilities Net of Receivables and Other Assets – (0.06%)		(31,526)
Net Assets Applicable to 5,331,655 Shares Outstanding – 100.00%		$53,543,906

The LVIP American International Fund (Fund) invests substantially all of its assets in Class 1 shares of the International Fund, a series of the American Funds Insurance Series (Underlying Fund) (See Note 1 in Notes). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP American International Fund (Fund).

Security Valuation – The value of the Fund’s investments in the Underlying Fund is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Fund is the responsibility of the Underlying Fund and not the Fund. Securities of the Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of the Underlying Fund, see the Underlying Fund’s prospectus and statement of additional information.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken on federal income tax return for the open tax year ended December 31, 2010, and has concluded that no provision for federal income tax is required in the Fund's financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Fund are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$64,907,527
Aggregate unrealized appreciation	$-
Aggregate unrealized depreciation	(11,332,095)
Net unrealized depreciation	$(11,332,095)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1

Investment Company	$53,575,432

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Cohen & Steers Global Real Estate Fund

September 30, 2011

	Number of	Value
	Shares	(U.S. $)
Common Stock – 96.90%Δ
Australia – 8.83%
Commonwealth Property Office Fund	1,174,275	$1,010,824
Dexus Property Group	2,610,392	2,058,299
FKP Property Group	372,670	159,044
Goodman Group	1,326,398	726,985
GPT Group	1,179,724	3,549,592
@=†GPT Group In-Specie	4,536,115	0
Mirvac Group	1,884,887	2,073,007
Stockland	807,874	2,249,514
Westfield Group	558,592	4,143,849
Westfield Retail Trust	1,127,114	2,624,052
		18,595,166
Brazil – 1.78%
Aliansce Shopping Centers	60,149	397,904
BR Malls Participacoes	111,767	1,118,858
BR Properties	247,267	2,226,979
		3,743,741
Canada – 4.25%
Boardwalk Real Estate Investment Trust	36,690	1,686,277
Canadian Real Estate Investment Trust	30,474	1,036,924
Dundee Real Estate Investment Trust	34,237	1,037,594
Primaris Retail Real Estate Investment Trust	107,665	2,105,440
RioCan REIT	124,319	3,083,367
		8,949,602
□China – 0.54%
Country Garden	2,653,000	733,327
Soho China	653,500	412,585
		1,145,912
Finland – 0.16%
Sponda	89,246	335,143
		335,143
France – 3.85%
Unibail-Rodamco	45,477	8,113,862
		8,113,862
Germany – 1.72%
Alstria Office	85,747	1,006,001
Deutsche Wohnen	197,654	2,625,887
		3,631,888
■Hong Kong – 10.44%
China Overseas Land & Investment	2,222,160	3,173,820
Henderson Land Development	194,000	870,970
Hongkong Land Holdings	966,600	4,282,602
Hysan Development	244,000	739,216
Link REIT	328,500	1,037,851
Sino Land	1,690,000	2,231,797
Sun Hung Kai Properties	683,443	7,840,366
Wharf Holdings	368,580	1,818,430
		21,995,052
Japan – 9.18%
Advance Residence Investment	565	1,023,446
Japan Real Estate Investment	145	1,417,606
Mitsubishi Estate	243,000	3,941,610
Mitsui Fudosan	359,620	5,680,987
Nippon Building Fund	363	3,757,887
Nomura Real Estate	78,000	1,180,075
Sumitomo Realty & Development	121,000	2,325,989
		19,327,600
Netherlands – 0.47%
Eurocommercial Properties CVA	25,871	995,690
		995,690
Norway – 0.42%
Norwegian Property	669,697	892,040
		892,040
Philippines – 1.04%
SM Prime Holdings	7,874,439	2,187,670
		2,187,670
Singapore – 3.97%
Ascendas Real Estate Investment Trust	655,000	1,010,650
CapitaCommerical Trust	1,754,000	1,340,673
CapitaLand	268,000	500,343
CapitaMall Trust	1,618,000	2,245,178
CapitaMalls Asia	503,529	464,311
City Developments	54,000	391,760
†Global Logistic Properties	1,912,000	2,399,170
		8,352,085
Sweden – 1.30%
Castellum	106,406	1,296,071
Fabege	191,273	1,444,818
		2,740,889
Switzerland – 0.50%
†PSP Swiss Property	11,744	1,053,851
		1,053,851
United Kingdom – 4.57%
British Land	504,089	3,712,577
Great Portland Estates	164,099	864,577
Hammerson	597,182	3,495,739
Land Securities Group	155,398	1,544,237
		9,617,130
United States – 43.88%
American Assets Trust	43,883	787,700
Apartment Investment & Management Class A	106,341	2,352,263
AvalonBay Communities	20,987	2,393,567
BioMed Realty Trust	32,533	539,072
Boston Properties	30,148	2,686,187
Brookfield Office Properties	102,858	1,416,355
Colonial Properties Trust	56,097	1,018,722
DCT Industrial Trust	359,858	1,579,777
DDR	197,456	2,152,270
DuPont Fabros Technology	44,520	876,599
Equity Lifestyle Properties	23,249	1,457,712
Equity Residential	96,360	4,998,193
Federal Realty Investment Trust	13,183	1,086,411
†First Industrial Realty Trust	190,478	1,523,824
†Forest City Enterprises Class A	150,833	1,607,880
General Growth Properties	211,455	2,558,606
HCP	247,634	8,682,048
Hersha Hospitality Trust	186,927	646,767
Home Properties	36,438	2,068,221
Host Hotels & Resorts	103,295	1,130,047
†Hyatt Hotels Class A	71,018	2,227,835
Kilroy Realty	63,375	1,983,638
Kimco Realty	195,612	2,940,048
Liberty Property Trust	132,265	3,850,234
Macerich	35,106	1,496,569
Post Properties	53,199	1,848,133
ProLogis	109,752	2,661,486
PS Business Parks	7,669	379,922
Regency Centers	40,867	1,443,831
Simon Property Group	116,065	12,764,821
SL Green Realty	43,723	2,542,492
UDR	153,740	3,403,804
Ventas	86,037	4,250,228
Vornado Realty Trust	93,252	6,958,464
Weingarten Realty Investors	100,440	2,126,315
		92,440,041
Total Common Stock (Cost $195,707,734)		204,117,362

Short-Term Investment – 2.92%
Money Market Mutual Fund – 2.92%
Dreyfus Treasury & Agency Cash Management Fund	6,149,010	6,149,010
Total Short-Term Investment (Cost $6,149,010)		6,149,010

Total Value of Securities – 99.82%
(Cost $201,856,744)		210,266,372
Receivables and Other Assets Net of Liabilities – 0.18%		385,854
Net Assets Applicable to 33,680,762 Shares Outstanding – 100.00%		$210,652,226

ΔSecurities have been classified by country of origin.
@Illiquid security. At September 30, 2011, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 4 in “Notes.”
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At September 30, 2011, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 "Notes."
†Non income producing security.
□Securities listed and traded on the Hong Kong Stock Exchange.
■Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

Summary of Abbreviations:
AUD – Australian Dollar
BRL– Brazilian Real
CVA – Dutch Certificate
HKD – Hong Kong Dollar
MNB – Mellon National Bank
REIT – Real Estate Investment Trust
SGD – Singapore Dollar
USD – United States Dollar

1The following foreign currency exchange contracts were outstanding at September 30, 2011:

Foreign Currency Exchange Contracts

				In		Unrealized
		Contracts to		Exchange	Settlement	Appreciation
Counterparty		Receive (Deliver)		For	Date	(Depreciation)
MNB	AUD	(83,611)	USD	82,741	10/4/11	$1,845
MNB	AUD	(30,330)	USD	29,801	10/5/11	461
MNB	AUD	(64,337)	USD	62,640	10/6/11	409
MNB	BRL	18,188	USD	(9,958)	10/3/11	(301)
MNB	BRL	174,792	USD	(94,636)	10/4/11	(1,856)
MNB	HKD	(132,689)	USD	17,027	10/3/11	(12)
MNB	SGD	64,433	USD	(50,157)	10/3/11	(862)
						$(316)
The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1 See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Cohen & Steers Global Real Estate Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$223,299,037
Aggregate unrealized appreciation	$26,056,512
Aggregate unrealized depreciation	(39,089,177)
Net unrealized depreciation	$(13,032,665)

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $76,636,308 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $32,954,450 expires in 2016 and $43,681,858 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Total
Common Stock	$105,133,384	$98,983,978	$204,117,362
Short-Term Investment	6,149,010	-	6,149,010
Total	$111,282,394	$98,983,978	$210,266,372

Foreign Currency Exchange Contracts	$-	$(316)	$(316)

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

4. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation the day- to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of September 30, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the Schedule of Investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP SSgA International Index Fund

September 30, 2011

		Number of	Value
		Shares	(U.S. $)
Common Stock – 96.01%∆
Australia – 8.05%
AGL Energy		35,074	$481,092
Alumina		187,464	261,503
Amcor		93,099	616,571
AMP		207,115	778,219
Asciano		223,612	308,201
ASX		13,298	386,391
Australia & New Zealand Banking Group		187,990	3,490,581
Bendigo & Adelaide Bank		31,385	254,309
BHP Billiton		235,299	7,793,673
BlueScope Steel		63,930	44,098
Boral		38,672	128,742
Brambles		109,530	675,471
Caltex Australia		5,751	59,295
CFS Retail Property Trust		143,966	241,673
Coca-Cola Amatil		42,612	488,333
Cochlear		4,358	193,259
Commonwealth Bank of Australia		115,105	5,007,683
Computershare		34,596	246,430
Crown		35,174	268,052
CSL		38,624	1,096,907
Dexus Property Group		371,672	293,064
†Echo Entertainment Group		54,513	192,615
Farifax Media		184,130	144,759
Fortescue Metals Group		92,941	388,358
Foster's Group		143,403	732,976
Goodman Group		538,282	295,027
GPT Group		133,322	401,144
=†GPT Group In-Specie		160,069	0
Harvey Norman Holdings		18,207	37,424
Iluka Resources		31,413	367,811
Incitec Pivot		122,511	379,711
Insurance Australia Group		156,310	452,654
Leighton Holdings		12,979	230,595
Lend Lease Group		42,397	284,841
†Lynas		134,215	137,416
MacArthur Coal		8,504	130,086
Macquarie Group		25,791	557,956
MAP Group		11,847	36,697
Metcash		63,613	250,856
Mirvac Group		262,891	289,129
National Australia Bank		157,096	3,338,139
Newcrest Mining		55,610	1,833,633
OneSteel		110,086	129,061
Orica		27,002	606,202
Origin Energy		79,196	1,013,763
OZ Minerals		25,012	222,906
†Paladin Energy		23,613	27,107
†Qantas Airways		92,082	123,482
QBE Insurance Group		80,149	984,605
QR National		129,007	390,253
Ramsay Health Care		6,872	125,500
Rio Tinto		31,814	1,864,130
Santos		65,300	706,959
Sims Metal Management		13,183	158,246
Sonic Healthcare		28,367	310,170
SP AusNet		67,026	60,217
Stockland		178,199	496,193
Suncorp Group		95,144	724,654
TABCORP Holdings		30,469	75,109
Tatts Group		104,260	223,146
Telstra		320,102	953,681
Toll Holdings		56,262	236,019
Transurban Group		97,323	506,181
Wesfarmers		74,715	2,258,299
Wesfarmers PPS		11,584	356,535
Westfield Group		160,408	1,189,968
Westfield Retail Trust		216,770	504,666
Westpac Banking		222,507	4,310,462
Woodside Petroleum		46,783	1,450,034
Woolworths		88,366	2,112,407
WorleyParsons		14,683	366,497
			56,081,826
Austria – 0.23%
Erste Group Bank		14,270	363,901
=†IMMOEAST		13,053	0
†IMMOFINANZ		59,120	167,121
OMV		12,340	367,277
Raiffeisen Bank International		3,424	99,102
Telekom Austria		20,565	207,527
Verbund		4,573	131,597
Vienna Insurance Group		2,788	105,979
Voestalpine		6,532	188,801
			1,631,305
Belgium – 0.92%
Ageas		134,888	232,268
Anheuser-Busch InBev		58,202	3,088,967
*†Anhueser-Busch InBev VVPR Strip		1,896	5
Bekaert		2,805	114,186
Belgacom		12,140	365,324
Colruyt		4,717	195,937
Delhaize Group		7,641	446,636
†Dexia		47,545	90,424
Groupe Bruxelles Lambert		6,090	427,676
KBC Groep		9,539	220,048
Mobistar		2,160	123,294
Solvay Class A		4,460	419,912
UCB		8,209	349,803
Umicore		9,093	329,608
			6,404,088
Bermuda – 0.10%
Seadrill		24,337	672,109
			672,109
□China – 0.10%
†Foxconn International Holdings		56,000	28,929
†Sands China		180,668	422,699
Wynn Macau		118,753	280,825
			732,453
Denmark – 0.96%
A.P. Moller-Maersk Class A		34	190,282
A.P. Moller-Maersk Class B		98	575,586
Carlsberg Class B		7,988	473,291
Coloplast Class B		1,444	208,050
†Danske Bank		48,562	679,094
DSV		12,592	226,525
Novo Nordisk Class B		30,823	3,073,636
Novozymes Class B		3,476	494,137
Pandora		7,841	52,270
TDC		29,200	238,518
Tryg		2,515	132,218
†Vestas Wind Systems		15,780	255,696
†William Demant Holding		1,000	75,206
			6,674,509
Finland – 0.85%
Elisa		9,307	190,236
Fortum		32,825	772,576
Kesko Class B		4,611	141,852
Kone Class B		11,597	551,527
Metso		10,473	306,519
Neste Oil		10,581	91,818
Nokia		273,134	1,544,336
Nokian Renkaat		6,651	199,095
Orion Class B		6,739	135,682
Outokumpu		11,198	73,469
Pohjola Bank Class A		10,906	114,718
Rautaruukki		6,834	68,523
Sampo Class A		31,032	779,359
Sanoma		6,909	81,214
Stora Enso Class R		35,432	207,365
UPM-Kymmene		39,197	442,760
Wartsila		10,232	242,760
			5,943,809
France – 8.27%
Accor		11,839	315,215
Aeroports de Paris		2,250	169,223
†Air France-KLM		11,112	81,208
Air Liquide		20,585	2,403,562
†Alcatel-Lucent		173,360	502,601
Alstom		15,348	505,484
Arkema		3,306	191,426
AtoS		3,369	145,391
AXA		126,801	1,649,480
BIC		1,923	163,712
BNP Paribas		69,515	2,740,157
Bouygues		17,720	586,137
Bureau Veritas		3,316	238,345
Cap Gemini		11,242	373,738
Carrefour		42,456	966,699
Casino Guichard Perrachon		4,496	350,898
Christian Dior		4,080	456,754
Cie de Saint-Gobain		29,136	1,111,453
†Cie Generale de Geophysique-Veritas		8,921	157,113
Cie Generale des Etablissements Michelin Class B		13,041	779,868
Cie Generale d'Optique Essilor International		14,756	1,061,028
CNP Assurances		9,963	146,679
Credit Agricole		71,689	492,973
Danone		42,368	2,604,209
Dassault Systemes		4,880	344,563
Edenred		9,599	228,650
EDF		18,045	522,542
Eiffage		2,962	91,354
Eramet		455	62,813
Eurazeo		2,294	96,338
Eutelsat Communications		6,044	242,773
Fonciere Des Regions		1,859	129,663
France Telecom		134,712	2,204,565
GDF Suez		89,878	2,670,127
Gecina		1,448	126,554
Groupe Eurotunnel		42,543	360,518
ICADE		1,604	125,308
Iliad		1,324	147,894
Imerys		2,382	119,143
†JCDecaux		5,086	126,214
Klepierre		6,550	183,585
Lafarge		14,998	515,409
Lagardere		7,270	178,556
Legrand		14,803	461,423
L'Oreal		17,512	1,708,152
LVMH Moet Hennessy Louis Vuitton		18,382	2,426,160
M6-Metropole Television		4,949	80,231
Natixis		54,889	172,648
Neopost		2,205	161,665
Pernod-Ricard		14,521	1,136,761
Peugeot		9,035	192,187
PPR		5,616	725,850
Publicis Groupe		9,451	394,407
Renault		14,435	478,084
Safran		12,576	384,669
Sanofi		82,305	5,413,155
Schneider Electric		35,605	1,905,208
SCOR		10,390	224,099
Societe Generale		46,410	1,214,775
Societe Television Francaise 1		8,433	104,828
Sodexo		7,085	466,474
Suez Enviornnement		16,084	223,816
Technip		7,378	591,037
Thales		6,157	192,431
Total		155,707	6,868,934
Unibail-Rodamco		6,711	1,197,355
Vallourec		8,327	476,807
Veolia Environnement		26,564	387,899
Vinci		32,468	1,392,460
Vivendi		90,028	1,832,758
Wendel		2,129	133,407
			57,617,602
Germany – 6.96%
Adidas		15,392	936,590
Allianz		32,912	3,084,472
Axel Springer		2,992	102,968
BASF		67,921	4,140,370
Bayer		59,903	3,305,308
Bayerische Motoren Werke		24,129	1,593,813
Beiersdorf		7,629	408,178
Brenntag		2,134	185,103
Celesio		6,726	88,501
†Commerzbank		265,799	666,065
†Continental		6,088	351,360
Daimler		65,664	2,920,043
Deutsche Bank		67,547	2,340,330
Deutsche Boerse		6,613	333,366
†Deutsche Boerse New		7,818	395,355
Deutsche Lufthansa		13,987	181,311
Deutsche Post		62,440	799,318
Deutsche Telekom		204,012	2,394,396
E.ON		130,754	2,836,528
Fraport		2,441	143,718
Fresenius		8,396	746,210
Fresenius Medical Care		15,354	1,041,486
GEA Group		14,014	327,088
Hannover Rueckversicherung		3,968	179,380
HeidelbergCement		10,675	387,772
Henkel		9,824	430,513
Hochtief		2,765	172,685
Infineon Technologies		81,042	597,909
K	+S	12,730	666,330
†Kabel Deutschland Holding		6,883	368,990
Lanxess		6,748	323,665
Linde		12,325	1,649,067
MAN		4,826	374,052
Merck		4,906	401,799
Metro		9,834	417,394
Muenchener Rueckversicherungs Class R		13,746	1,707,018
RWE		30,786	1,135,513
Salzgitter		2,699	129,519
SAP		66,666	3,391,737
Siemens		60,726	5,462,931
Suedzucker		4,645	131,955
ThyssenKrupp		28,504	700,305
†TUI		13,208	67,897
United Internet		8,011	135,406
Volkswagen		1,756	216,330
Wacker Chemie		1,070	94,984
			48,465,028
Greece – 0.13%
†Alpha Bank		36,303	63,319
†Coca-Cola Hellenic Bottling		11,070	195,082
†EFG Eurobank Ergasias		28,642	35,053
Hellenic Telecommunications Organization		18,558	78,877
†National Bank of Greece		78,039	282,305
OPAP		14,109	142,289
Public Power		9,949	79,015
			875,940
■Hong Kong – 2.57%
AIA Group		613,200	1,736,523
ASM Pacific Technology		17,800	173,748
Bank of East Asia		117,966	362,300
BOC Hong Kong Holdings		274,500	580,373
Cathay Pacific Airways		96,000	156,673
Cheung Kong Holdings		102,000	1,105,730
Cheung Kong Infrastructure Holdings		36,000	209,729
CLP Holdings		141,000	1,270,281
Esprit Holdings		96,829	117,267
†Galaxy Entertainment Group		98,000	142,378
Hang Lung Group		67,000	341,381
Hang Lung Properties		183,000	544,478
Hang Seng Bank		56,500	661,873
Henderson Land Development		74,127	332,796
Hong Kong & China Gas		350,206	788,273
Hong Kong Exchanges & Clearing		74,984	1,087,692
Hopewell Holdings		52,000	149,199
Hutchison Telecommunications Hong Kong Holdings		10,000	3,490
Hutchison Whampoa		156,000	1,154,455
Hysan Development		50,571	153,209
Kerry Properties		57,031	182,032
Li & Fung		420,000	700,795
Lifestyle International Holdings		49,000	124,310
Link REIT		166,868	527,197
MTR		110,339	330,270
New World Development		189,319	181,021
Noble Group		293,395	292,890
NWS Holdings		122,914	162,632
Orient Overseas International		10,000	39,951
PCCW		204,000	75,870
Power Assets Holdings		102,500	784,209
Shangri-La Asia		110,166	210,628
Sino Land		203,507	268,749
SJM Holdings		128,591	227,164
Sun Hung Kai Properties		103,259	1,184,572
Swire Pacific Class A		53,500	549,699
Wharf Holdings		113,000	557,498
Wheelock		77,000	227,819
Wing Hang Bank		7,087	57,200
Yue Yuen Industrial Holdings		66,000	170,692
			17,927,046
Ireland – 0.25%
=†Anglo Irish Bank		3,965	0
CRH		52,908	817,593
†Elan		39,750	421,297
†James Hardie Industries CDI		22,878	125,142
Kerry Group Class A		11,151	391,372
			1,755,404
Israel – 0.60%
Bank Hapoalim		81,753	284,411
Bank Leumi Le-Israel		91,010	280,941
Bezeq Israeli Telecommunication		136,418	257,194
Cellcom Israel		2,396	49,287
Delek Group		167	25,511
Elbit Systems		516	20,245
Israel		107	69,036
Israel Chemicals		33,642	386,036
†Israel Discount Bank Class A		24,041	35,531
†Makhteshim-Agan Industries		11,591	63,972
Mizrahi Tefahot Bank		5,265	43,577
†NICE Systems		3,053	92,577
Partner Communications		4,073	38,889
Teva Pharmaceutical Industries		68,210	2,546,394
			4,193,601
Italy – 2.16%
A2A		87,916	109,358
Assicurazioni Generali		85,349	1,351,453
Atlantia		25,473	366,222
Autogrill		9,142	91,910
Banca Carige		55,447	107,221
Banca Monte dei Paschi di Siena		282,346	156,782
Banco Popolare		116,235	192,163
Enel		478,618	2,112,485
Enel Green Power		106,784	243,260
ENI		174,155	3,063,518
Exor		4,891	95,722
Fiat		62,059	335,023
†Fiat Industrial		57,501	429,612
Finmeccanica		26,558	183,740
Intesa Sanpaolo		739,792	1,160,043
Intesa Sanpaolo RSP		75,644	97,225
Luxottica Group		7,395	187,925
Mediaset		47,568	149,803
Mediobanca		31,441	246,806
Parmalat		36,508	77,075
Pirelli & C		16,813	119,576
Prysmian		12,874	169,112
Saipem		19,587	687,375
Snam Rete Gas		120,250	555,086
Telecom Italia		694,315	754,296
Telecom Italia RSP		454,161	441,636
Terna Rete Elettrica Nazionale		97,677	362,171
UniCredit		989,150	1,048,747
Unione di Banche Italiane SCpA		50,835	188,169
			15,083,514
Japan – 22.53%
ABC-Mart		900	34,596
Advantest		13,900	149,831
Aeon		44,900	607,347
Aeon Credit Service		4,000	61,537
Aeon Mall		6,900	157,610
Air Water		14,000	173,045
Aisin Seiki		14,400	479,454
Ajinomoto		50,000	590,644
Alfresa Holdings		3,700	154,697
All Nippon Airways		44,000	137,706
Amada		29,000	190,762
Aozora Bank		57,000	131,238
Asahi Glass		75,000	732,242
Asahi Group Holdings		28,900	612,373
Asahi Kasei		94,000	563,355
Asics		12,200	166,584
Astellas Pharma		32,600	1,230,550
Bank of Kyoto		26,000	231,489
Bank of Yokohama		92,000	461,353
Benesse Holdings		5,800	256,941
Bridgestone		47,800	1,084,567
Brother Industries		18,600	218,526
Canon		82,100	3,727,835
Casio Computer		22,900	144,991
Central Japan Railway		111	968,675
Chiba Bank		58,000	402,285
Chiyoda		7,000	68,244
Chubu Electric Power		50,200	940,203
Chugai Pharmaceutical		17,300	293,070
Chugoku Bank		14,000	206,172
Chugoku Electric Power		22,600	397,502
Chuo Mitsui Trust Holdings		230,460	762,798
Citizen Holdings		25,900	128,960
Coca-Cola West		2,400	46,037
Cosmo Oil		57,000	141,081
Credit Saison		12,700	244,866
Dai Nippon Printing		42,000	434,327
Daicel		25,000	142,325
Daido Steel		27,000	161,481
Daihatsu Motor		16,000	290,322
Dai-ichi Life Insurance		667	689,450
Daiichi Sankyo		49,600	1,033,986
Daikin Industries		17,600	504,105
Dainippon Sumitomo Pharma		7,000	76,931
Daito Trust Construction		5,400	495,067
Daiwa House Industry		36,000	460,956
Daiwa Securities Group		125,000	466,782
Dena		7,500	314,186
Denki Kagaku Kogyo		40,000	152,503
Denso		35,700	1,147,653
Dentsu		13,700	434,051
East Japan Railway		24,800	1,503,540
Eisai		18,600	750,483
Electric Power Development		9,100	268,903
†Elpida Memory		23,500	146,984
FamilyMart		5,100	194,782
FANUC		13,900	1,914,668
Fast Retailing		3,900	698,479
Fuji Electric		20,000	51,773
Fuji Heavy Industries		46,000	270,089
FUJIFILM Holdings		34,200	794,825
Fujitsu		138,000	650,787
Fukuoka Financial Group		65,000	271,972
Furkukawa Electric		52,000	141,622
Gree		7,700	234,830
GS Yuasa		29,000	135,984
Gunma Bank		32,000	178,363
Hachijuni Bank		34,000	208,275
Hakuhodo DY Holdings		850	49,311
Hamamatsu Photonics		5,800	233,776
Hino Motors		25,000	148,744
Hirose Electric		2,500	232,408
Hiroshima Bank		41,000	202,925
Hisamitsu Pharmaceutical		4,900	235,440
Hitachi		329,000	1,633,178
Hitachi Chemical		9,600	158,491
Hitachi Construction Machinery		8,900	149,013
Hitachi High-Technologies		2,500	50,168
Hitachi Metals		15,000	172,728
Hokkaido Electric Power		15,700	231,430
Hokuhoku Financial Group		101,000	220,680
Hokuriku Electric Power		13,300	245,409
Honda Motor		118,100	3,459,723
HOYA		32,300	748,861
Ibiden		10,500	221,887
Idemitsu Kosan		1,800	161,247
IHI		112,000	246,918
Inpex		161	988,716
Isetan Mitsukoshi Holdings		29,100	294,524
Isuzu Motors		90,000	386,653
ITOCHU		110,400	1,054,963
Itochu Techno-Solutions		1,000	44,990
Iyo Bank		20,000	204,049
J Front Retailing		40,000	189,855
Japan Petroleum Exploration		1,000	36,350
Japan Prime Realty Investment		57	146,366
Japan Real Estate Investment		36	351,957
Japan Retail Fund Investment		129	207,407
Japan Steel Works		26,000	155,089
Japan Tobacco		329	1,538,917
JFE Holdings		34,100	688,351
JGC		16,000	391,268
Joyo Bank		55,000	255,874
JS Group		20,000	559,897
JSR		14,100	242,601
JTEKT		17,800	212,995
Jupiter Telecommunications		77	83,315
JX Holdings		165,210	927,272
Kajima		67,000	219,897
Kamigumi		20,000	178,521
Kaneka		11,000	62,226
Kansai Electric Power		55,200	953,931
Kansai Paint		18,000	172,489
Kao		38,700	1,077,963
Kawasaki Heavy Industries		110,000	280,509
Kawasaki Kisen Kaisha		67,000	139,336
KDDI		213	1,466,369
Keikyu		36,000	332,362
Keio		45,000	321,939
Keisei Electric Railway		23,000	155,959
Keyence		3,040	831,909
Kikkoman		15,000	171,372
Kinden		5,000	43,231
Kintetsu		122,000	459,979
Kirin Holdings		61,000	797,884
Kobe Steel		191,000	318,823
Koito Manufacturing		9,000	142,382
Komatsu		69,100	1,489,800
Konami		7,300	245,074
Konica Minolta Holdings		37,500	257,127
Kubota		86,000	701,335
Kuraray		26,300	358,682
Kurita Water Industries		9,500	266,314
Kyocera		11,300	944,857
Kyowa Hakko Kirin		22,000	245,292
Kyushu Electric Power		30,300	487,160
Lawson		5,000	283,026
Mabuchi Motor		1,000	46,444
Makita		8,600	306,098
Marubeni		122,000	681,243
Marui Group		20,900	157,138
Maruichi Steel Tube		1,500	35,420
†Mazda Motor		128,000	258,912
McDonald's Holdings Japan		6,100	162,696
Medipal Holdings		5,300	53,684
MEIJI Holdings		5,734	272,096
Minebea		12,000	40,285
Miraca Holdings		2,900	127,466
Mitsubishi		102,000	2,076,683
Mitsubishi Chemical Holdings		100,500	681,569
Mitsubishi Electric		141,000	1,248,959
Mitsubishi Estate		91,000	1,476,076
Mitsubishi Gas Chemical		31,000	190,309
Mitsubishi Heavy Industries		224,000	944,743
Mitsubishi Logistics		4,000	43,100
Mitsubishi Materials		95,000	231,328
†Mitsubishi Motors		295,000	390,994
Mitsubishi Tanabe Pharma		17,400	323,491
Mitsubishi UFJ Financial Group		942,100	4,323,912
Mitsubishi UFJ Lease & Finance		4,740	189,218
Mitsui		126,400	1,830,939
Mitsui Chemicals		70,000	234,136
Mitsui Engineering & Shipbuilding		21,000	35,266
Mitsui Fudosan		62,000	979,426
Mitsui OSK Lines		88,000	339,054
Mizuho Financial Group		1,656,620	2,425,930
MS & AD Insurance Group Holdings		41,954	912,822
Murata Manufacturing		15,000	814,414
Nabtesco		7,900	149,315
Namco Bandai Holdings		15,600	211,285
†NEC		198,000	402,244
NGK Insulators		20,000	300,949
NGK Spark Plug		13,000	176,676
NHK Spring		6,000	53,015
Nidec		8,100	652,348
Nikon		25,500	601,519
Nintendo		7,300	1,072,645
Nippon Building Fund		41	424,445
Nippon Electric Glass		31,000	281,697
Nippon Express		66,000	281,522
Nippon Meat Packers		15,000	194,930
Nippon Paper Group		8,500	226,306
Nippon Sheet Glass		73,000	163,325
Nippon Steel		375,000	1,075,536
Nippon Telegraph & Telephone		34,900	1,671,994
Nippon Yusen		117,000	317,354
Nishi-Nippon City Bank		56,000	172,097
Nissan Motor		181,400	1,605,034
Nisshin Seifun Group		15,000	195,804
Nisshin Steel		23,000	41,051
Nissin Food Holdings		4,800	193,135
Nitori Holdings		2,900	291,912
Nitto Denko		12,400	488,022
NKSJ Holdings		27,875	618,807
NOK		9,500	171,869
Nomura Holdings		259,600	946,738
Nomura Real Estate Holdings		4,300	65,055
Nomura Real Estate Office Fund		11	67,080
Nomura Research Institute		8,200	187,314
NSK		37,000	271,912
NTN		39,000	182,900
NTT Data		97	299,386
NTT DoCoMo		1,111	2,024,297
NTT Urban Development		45	32,701
Obayashi		51,000	251,913
Odakyu Electric Railway		47,000	446,744
OJI Paper		65,000	356,513
Olympus		16,400	506,167
Omron		15,600	306,361
Ono Pharmaceutical		6,300	375,886
Oracle Japan		3,800	133,782
Oriental Land		3,800	405,430
ORIX		7,780	610,632
Osaka Gas		140,000	581,647
Otsuka		700	48,252
Otsuka Holdings		18,900	517,789
Panasonic		161,000	1,556,103
Rakuten		541	630,290
Resona Holdings		140,600	670,821
Ricoh		51,000	427,446
Rinnai		2,600	217,062
Rohm		7,400	386,020
Sankyo		4,500	243,496
Santen Pharmaceutical		6,200	260,576
SBI Holdings		1,857	160,459
Secom		15,600	752,428
Sega Sammy Holdings		16,200	377,959
Seiko Epson		10,900	138,701
Sekisui Chemical		34,000	285,850
Sekisui House		44,000	412,295
Seven & I Holdings		55,000	1,541,656
Seven Bank		25	48,794
Sharp		75,000	630,091
Shikoku Electric Power		13,900	382,130
Shimadzu		22,000	185,581
Shimamura		1,800	188,693
Shimano		5,800	307,000
Shimizu		47,000	206,294
Shin-Etsu Chemical		30,000	1,471,609
Shinsei Bank		81,000	91,044
Shionogi		22,800	337,336
Shiseido		27,000	523,627
Shizuoka Bank		44,000	461,000
Showa Denko		119,000	234,903
Showa Shell Sekiyu		6,800	48,439
SMC		4,000	584,649
Softbank		62,900	1,840,458
Sojitz		63,300	115,643
Sony		73,400	1,405,022
Sony Financial Holdings		9,000	137,409
Square Enix Holdings		2,500	45,018
Stanley Electric		11,900	179,820
†Sumco		3,500	32,685
Sumitomo		82,700	1,023,294
Sumitomo Chemical		118,000	455,307
Sumitomo Electric Industries		55,900	656,512
Sumitomo Heavy Industries		47,000	240,351
Sumitomo Metal Industries		252,000	522,313
Sumitomo Metal Mining		39,000	516,370
Sumitomo Mitsui Financial Group		97,500	2,747,120
Sumitomo Realty & Development		27,000	519,022
Sumitomo Rubber Industries		15,100	193,075
Suruga Bank		17,000	165,618
Suzuken		5,900	158,690
Suzuki Motor		25,300	557,686
Sysmex		3,800	136,721
T&D Holdings		43,800	412,661
Taisei		82,000	225,746
=Taisho Pharmaceutical		10,000	245,559
Taiyo Nippon Sanso		22,000	153,175
Takashimaya		22,000	160,440
Takeda Pharmaceutical		57,300	2,717,639
TDK		9,400	327,905
Teijin		73,000	262,431
Terumo		12,600	655,758
THK		6,200	103,173
Tobu Railway		78,000	367,408
Toho		9,400	164,189
Toho Gas		33,000	216,589
Tohoku Electric Power		34,200	473,823
Tokio Marine Holdings		52,900	1,340,644
†Tokyo Electric Power		108,400	327,710
Tokyo Electron		12,800	580,605
Tokyo Gas		188,000	873,226
Tokyu		86,000	432,165
Tokyu Land		16,000	57,508
TonenGeneral Sekiyu		23,000	264,280
Toppan Printing		43,000	313,182
Toray Industries		109,000	763,343
Toshiba		295,000	1,203,438
Tosoh		43,000	134,742
TOTO		24,000	211,695
Toyo Seikan Kaisha		12,300	186,145
Toyo Suisan Kaisha		7,000	191,975
Toyoda Gosei		2,200	41,888
Toyota Boshoku		3,100	44,301
Toyota Industries		13,700	399,552
Toyota Motor		202,300	6,934,678
Toyota Tsusho		16,600	284,002
Trend Micro		8,200	256,457
Tsumura		5,400	172,173
Ube Industries		84,000	279,153
Unicharm		8,600	412,486
Ushio		9,700	147,675
USS		1,980	168,353
West Japan Railway		12,700	544,398
Yahoo Japan		1,114	345,991
Yakult Honsha		8,200	255,848
Yamada Denki		6,200	431,205
Yamaguchi Financial Group		17,000	171,813
Yamaha		13,200	142,836
†Yamaha Motor		21,600	285,167
Yamato Holdings		29,800	543,292
Yamato Kogyo		1,600	41,966
Yamazaki Baking		10,000	151,645
Yaskawa Electric		20,000	150,781
†Yokogawa Electric		18,000	170,266
			156,929,896
Luxembourg – 0.37%
ArcelorMittal		62,940	1,005,467
Millicom International Cellular SDR		5,684	566,210
SES FDR		22,384	544,662
Tenaris		35,406	445,943
			2,562,282
Mexico – 0.05%
Fresnillo		13,560	331,460
			331,460
Netherlands – 2.46%
†AEGON		128,956	522,649
Akzo Nobel		17,138	756,172
ASML Holding		31,686	1,095,530
Corio		3,739	172,262
Delta Lloyd		7,533	118,864
European Aeronautic Defence & Space		30,136	846,994
Fugro CVA		4,106	207,048
Heineken		19,104	858,346
Heineken Holding		9,236	356,398
†ING Groep CVA		278,627	1,965,175
Koninklijke Ahold		85,497	1,005,347
Koninklijke Boskalis Westminster		4,717	145,071
Koninklijke DSM		11,571	503,035
Koninklijke KPN		111,544	1,468,985
Koninklijke Philips Electronics		73,756	1,323,179
Koninklijke Vopak		4,488	214,478
PostNL		24,164	105,686
†QIAGEN		14,565	202,270
Randstad Holding		7,173	228,655
Reed Elsevier		51,349	564,597
SBM Offshore		10,708	185,570
TNT Express		22,161	154,936
Unilever CVA		117,932	3,732,528
Wolters Kluwer		23,685	384,331
			17,118,106
New Zealand – 0.12%
Auckland International Airport		48,433	84,186
†Contact Energy		17,092	70,607
Fletcher Building		52,149	305,002
Sky City Entertainment Group		31,410	79,490
Telecom New Zealand		148,971	296,112
			835,397
Norway – 0.71%
Aker Solutions		11,252	107,789
DnB NOR		72,242	719,988
Gjensidige Forsikring		13,849	142,982
†Kvaerner		6,641	8,791
Norsk Hydro		73,998	335,635
Orkla		58,255	442,816
†Renewable Energy		52,283	45,733
Statoil		81,295	1,744,447
Telenor		55,022	848,630
Yara International		14,045	535,835
			4,932,646
Portugal – 0.24%
†Banco Comercial Portugues Class R		268,840	69,559
Banco Espirito Santo Class R		39,220	103,865
Cimpor Cimentos de Portugal		16,162	107,915
EDP		143,580	442,175
Galp Energia Class B		18,613	339,873
Jeronimo Martins		13,481	210,501
Portugal Telecom		50,970	374,433
			1,648,321
Republic of Cyprus – 0.01%
Bank of Cyprus		65,381	100,939
			100,939
Republic of Mauritius – 0.01%
†Essar Energy		24,876	96,363
			96,363
Singapore – 1.62%
Ascendas Real Estate Investment Trust		151,000	232,990
CapitaLand		195,000	364,055
CapitaMall Trust		151,000	209,531
CapitaMalls Asia		69,000	63,626
City Developments		38,000	275,683
ComfortDelGro		168,000	166,921
Cosco Singapore		48,000	33,507
DBS Group Holdings		127,645	1,145,300
Fraser & Neave		70,000	307,460
†Genting Singapore		454,800	528,410
†Global Logistic Properties		95,000	119,206
Golden Agri-Resources		520,137	240,850
Hutchison Port Holdings Trust		408,400	272,613
Jardine Cycle & Carriage		8,000	254,363
Keppel		105,815	620,906
Keppel Land		33,410	65,298
Neptune Orient Lines		24,750	20,418
Olam International		107,532	183,353
Oversea-Chinese Banking		183,270	1,130,220
SembCorp Industries		77,000	198,862
SembCorp Marine		67,000	164,153
Singapore Airlines		41,000	355,193
Singapore Exchange		65,000	326,922
Singapore Press Holdings		117,000	334,734
Singapore Technologies Engineering		119,000	253,470
Singapore Telecommunications		582,000	1,403,786
StarHub		58,000	126,146
United Overseas Bank		91,544	1,177,864
UOL Group		22,000	69,379
Wilmar International		143,000	569,383
Yangzijiang Shipbuilding Holdings		88,000	58,807
			11,273,409
Spain – 3.36%
Abertis Infraestructuras		30,389	467,301
Acciona		1,760	148,353
Acerinox		7,991	89,791
ACS		11,245	396,235
Amadeus IT Holding		22,060	352,409
Banco Bilbao Vizcaya Argentaria		313,927	2,598,916
Banco de Sabadell		69,107	246,722
Banco de Valencia		109	112
Banco Popular Espanol		78,616	362,653
Banco Santander		623,300	5,095,464
†Bankia		70,434	345,711
Bankinter		18,875	102,500
CaixaBank		45,909	201,113
†Distribuidora Internacional de Alimentacion		41,108	163,663
†EDP Renovaveis		17,951	97,738
Enagas		11,108	204,124
Ferrovial		29,858	340,336
Fomento de Construcciones y Contratas		4,302	106,051
Gas Natural		24,468	416,034
†Grifols		9,094	169,570
Iberdrola		287,356	1,942,568
Inditex		15,963	1,362,533
Indra Sistemas		3,940	56,637
Mapfre		51,669	159,527
Mediaset Espana Comunicacion		13,687	77,798
Red Electrica		8,633	393,352
Repsol YPF		57,930	1,529,111
Telefonica		303,119	5,808,563
Zardoya Otis		10,940	139,054
			23,373,939
Sweden – 2.67%
Alfa Laval		25,478	400,939
Assa Abloy Class B		23,589	485,151
Atlas Copco Class A		49,373	873,602
Atlas Copco Class B		29,247	457,722
Boliden		16,909	173,816
Electrolux Class B		14,612	214,803
Ericsson LM Class B		218,842	2,100,544
Getinge Class B		15,281	333,330
Hennes & Mauritz Class B		74,352	2,225,410
Hexagon Class B		15,402	200,202
Holmen Class B		2,300	57,113
Husqvarna Class B		39,494	159,513
Industrivarden Class C		9,357	97,938
Investor Class B		33,937	596,987
Kinnevik Investment Class B		15,809	292,411
Modern Times Group Class B		3,149	126,139
Nordea Bank		191,895	1,552,454
Ratos Class B		15,278	175,327
Sandvik		74,286	855,697
Scania Class B		25,501	364,208
Securitas Class B		20,522	149,217
Skandinaviska Enskilda Banken Class A		105,466	566,735
Skanska Class B		30,282	419,053
SKF Class B		29,100	548,100
SSAB Class A		7,000	51,901
Svenska Cellulosa Class B		43,218	526,027
Svenska Handelsbanken Class A		36,064	917,349
Swedbank Class A		59,953	661,704
Swedish Match		15,930	525,515
Tele2 Class B		23,857	431,950
TeliaSonera		158,936	1,047,476
Volvo Class A		1,259	12,436
Volvo Class B		99,991	981,925
			18,582,694
Switzerland – 8.58%
†ABB		158,905	2,717,910
†Actelion		6,485	215,419
†Adecco		10,048	395,994
Aryzta		5,132	222,820
Baloise Holding		2,853	208,910
Cie Financiere Richemont Class A		37,975	1,691,423
†Credit Suisse Group		82,971	2,170,383
†GAM Holding		13,541	169,469
†Geberit		2,827	521,919
†Givaudan		621	484,261
Glencore International		65,442	411,108
†Holcim		18,021	956,230
†Julius Baer Group		15,446	516,120
Kuehne & Nagel International Class R		4,051	454,606
Lindt & Spruengli Class R		7	241,774
Lindt & Spruengli PC		59	171,609
†Lonza Group		3,106	187,129
Nestle		254,819	14,026,927
Novartis		170,953	9,548,671
Pargesa Holding		1,885	128,925
Roche Holding		51,499	8,316,796
Schindler Holding		1,728	188,329
†Schindler Holding PC		3,683	390,369
SGS		406	616,728
Sika		123	217,753
†Sonova Holding		3,970	360,178
STMicrolectronics		49,401	322,806
Straumann Holding Class R		600	93,874
Sulzer		1,547	158,960
Swatch Group		2,270	746,802
Swatch Group Bearer Shares		2,713	161,680
†Swiss Life Holding		2,364	259,230
†Swiss Re		25,788	1,209,604
Swisscom		1,725	701,707
†Syngenta		6,880	1,787,695
Transocean		23,421	1,129,105
†UBS		263,628	3,015,195
Wolseley		21,361	529,939
Xstrata		150,773	1,903,671
†Zurich Financial Services		10,588	2,205,284
			59,757,312
United Kingdom – 21.02%
3i Group		59,891	174,093
Admiral Group		16,475	323,143
Aggreko		19,866	499,846
AMEC		26,448	333,675
Anglo American		96,231	3,310,983
Antofagasta		29,440	420,309
ARM Holdings		99,345	849,454
Associated British Foods		26,894	462,930
AstraZeneca		101,925	4,522,797
†Autonomy		17,148	678,372
Aviva		210,339	989,071
Babcock International Group		22,271	227,036
BAE Systems		251,085	1,036,889
Balfour Beatty		44,335	175,350
Barclays		846,003	2,074,436
BG Group		250,442	4,792,499
BHP Billiton		158,046	4,221,489
BP		1,389,976	8,332,780
British American Tobacco		145,875	6,158,826
British Land		63,275	466,015
British Sky Broadcasting		84,049	865,522
BT Group		566,863	1,519,181
Bunzl		25,457	303,317
Burberry Group		32,408	588,431
†Cairn Energy		105,119	455,847
Capita Group		46,000	503,759
Capital Shopping Centres Group		35,665	180,823
Carnival		13,895	433,061
Centrica		376,317	1,734,453
Cobham		73,219	198,171
Compass Group		138,822	1,119,818
Diageo		181,326	3,456,831
Eurasian Natural Resources		16,921	149,947
Experian		74,115	831,883
G4S		106,569	440,874
GKN		118,948	322,931
GlaxoSmithKline		378,233	7,803,869
Hammerson		57,658	337,514
HSBC Holdings		1,304,721	9,991,969
ICAP		34,698	221,140
Imperial Tobacco Group		73,976	2,496,191
Inmarsat		29,842	227,237
Intercontinental Hotels Group		23,181	375,847
†International Consolidated Airlines Group		60,078	141,419
†International Consolidated Airlines Group (London Stock Exchange)		21,402	50,542
International Power		114,030	541,239
Intertek Group		12,705	365,358
Invensys		50,840	177,080
Investec		30,521	165,110
†ITV		227,387	207,949
Johnson Matthey		16,281	399,297
Kazakhmys		13,179	160,974
Kingfisher		175,897	675,343
Ladbrokes		205	379
Land Securities Group		57,430	570,699
Legal & General Group		436,327	651,580
†Lloyds Banking Group		3,011,128	1,616,331
London Stock Exchange Group		10,351	130,204
Lonmin		10,358	168,159
Man Group		141,844	366,871
Marks & Spencer Group		118,397	576,466
National Grid		254,940	2,526,643
Next		13,061	511,988
Old Mutual		409,484	664,366
Pearson		59,775	1,054,243
Petrofac		20,408	377,446
Prudential		185,726	1,594,818
Randgold Resources		6,748	655,390
Reckitt Benckiser Group		45,353	2,297,652
Reed Elsevier		90,195	690,445
Resolution		110,648	423,934
Rexam		66,948	321,893
Rio Tinto		105,277	4,668,240
†Rolls-Royce Holdings		136,926	1,258,564
†Royal Bank of Scotland Group		1,324,659	473,834
Royal Dutch Shell Class A		262,499	8,109,393
Royal Dutch Shell Class B		198,833	6,185,841
RSA Insurance Group		265,556	456,951
SABMiller		69,178	2,256,921
Sage Group		104,441	414,161
Sainsbury (J.)		92,236	392,697
Schroders		7,443	147,520
Segro		46,812	159,668
Serco Group		30,040	237,613
Severn Trent		18,008	430,203
Shire		41,162	1,283,455
Smith & Nephew		66,429	597,478
Smiths Group		29,619	457,036
SSE		69,921	1,402,933
Standard Chartered		172,172	3,434,559
Standard Life		174,401	539,646
†SubSea 7		21,254	403,747
Tesco		583,101	3,415,120
TUI Travel		40,298	92,936
Tullow Oil		65,270	1,319,859
Unilever		93,716	2,935,196
United Utilities Group		51,295	496,457
Vedanta Resources		7,781	132,248
Vodafone Group		3,755,774	9,678,445
Weir Group		15,946	380,936
Whitbread		14,350	351,824
WM Morrison Supermarkets		165,041	744,030
WPP		93,295	864,035
			146,413,973
United States – 0.11%
#Synthes 144A		4,821	780,117
			780,117
Total Common Stock (Cost $714,852,866)			668,795,088

Preferred Stock – 0.43%∆
Germany – 0.43%
Bayerische Motoren Werke 3.36%		3,409	159,890
Henkel 1.62%		13,220	702,857
Porsche Automobil Holding 1.49%		11,376	541,794
ProSiebenSat.1 Media 7.59%		5,778	101,586
RWE 12.89%		2,960	102,322
Volkswagen 1.93%		10,554	1,392,638
Total Preferred Stock (Cost $3,186,202)			3,001,087
Rights – 0.01%∆
Spain – 0.01%
†Banco Bilbao Vizcaya Argentaria		313,927	46,260
†CaixaBank		45,909	3,751
Total Rights (Cost $0)			50,011
Warrant – 0.00%∆
Singapore – 0.00%
†Golden Agri-Resources CW12 exercise price SGD 0.54, expiration date 7/23/12		6,343	553
Total Warrant (Cost $0)			553

Short-Term Investment – 2.69%
Money Market Mutual Fund - 2.69%
Dreyfus Treasury & Agency Cash Management Fund		18,746,463	18,746,463
Total Short-Term Investment (Cost $18,746,463)			18,746,463
Total Value of Securities – 99.14%
(Cost $736,785,531)			690,593,202
Receivables and Other Assets Net of Liabilities – 0.86%**			5,957,008
Net Assets Applicable to 104,500,823 Shares Outstanding – 100.00%			$696,550,210

∆Securities have been classified by country of origin.
†Non income producing security.
=Security is being fair valued in accordance with the Fund's fair valuation policy. At September 30, 2011, the aggregate amount of fair valued securities was $245,559, which represented 0.04% of the Fund's net assets. See Note 1 in "Notes."
*Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.
□Securities listed and traded on the Hong Kong Stock Exchange.
■Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2011, the aggregate amount of Rule 144A securities was $780,117, which represented 0.11% of the Fund’s net assets. See Note 4 in "Notes."
**Includes $2,160,000 cash pledged as collateral for index futures contracts.

Summary of Abbreviations:
CDI – Chess Depository Interest
CVA – Dutch Certificate
EUR – European Monetary Unit
FDR – Fiduciary Depositary Receipt
GBP – British Pound Sterling
JPY – Japanese Yen
MNB – Mellon National Bank
PC – Participation Certificate
PPS – Partially Protected Shares
REIT – Real Estate Investment Trust
RSP – Risparmio Italian Savings Shares
SCpA – Italian Consortium Joint-Stock Company
SDR – Special Drawing Right
SGD – Singapore Dollar
USD – United States Dollar
VVPR Strip – Dividend Coupon

1The following foreign currency exchange contracts and futures contract were outstanding at September 30, 2011:

Foreign Currency Exchange Contracts

						Unrealized
		Contracts to				Appreciation
Counterparty		Receive (Deliver)		In Exchange For	Settlement Date	(Depreciation)
MNB	EUR	1,466,491	USD	(2,000,000)	10/3/11	$(35,535)
MNB	GBP	637,959	USD	(1,000,000)	10/3/11	(5,325)
MNB	JPY	76,790,000	USD	(1,000,000)	10/3/11	(4,367)
MNB	SGD	387,540	USD	(300,000)	10/3/11	(3,510)
						$(48,737)

Futures Contract

				Unrealized
				Appreciation
Contract to Buy	Notional Cost	Notional Value	Expiration Date	(Depreciation)
360 EMINI MSCI EAFE Index	$24,736, 221	$24,238,800	12/16/11	$(497,421)

The use of foreign currency exchange contracts and index futures contract involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP SSgA International Index Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2010), and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$743,528,731
Aggregate unrealized appreciation	$33,582,149
Aggregate unrealized depreciation	(86,517,678)
Net unrealized depreciation	$(52,935,529)

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $56,183 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire in 2018.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$-	$668,549,529	$245,559	$668,795,088
Other	-	3,051,651	-	3,051,651
Short-Term Investment	18,746,463	-	-	18,746,463
Total	$18,746,463	$671,601,180	$245,559	$690,593,202

Foreign Currency Exchange Contracts	$-	$(48,737)	$-	$(48,737)
Index Futures Contracts	$(497,421)	$-	$-	$(497,421)

As a result of utilizing international fair value pricing at September 30, 2011, the majority of the portfolio was categorized as Level 2.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common
Stock
Balance as of 12/31/10	$43,629
Purchases	227,167
Sales	(108,641)
Net realized loss	(613)
Transfer into Level 3	76,200
Net change in unrealized appreciation/deprecation	7,817
Balance as of 9/30/11	$245,559
Net change in unrealized appreciation/depreciation from investments still held as of 9/30/11	$29,452

During the period ended September 30, 2011, transfers out of Level 1 investments into Level 3 investments were made in the amount of $76,200 for the Fund. This was due to the Fund utilizing fair value for a security which was going through a plan of reorganization and delisted from the exchange.

During the period ended September 30, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for and; 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts – The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of September 30, 2011 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Schedule of	Fair Value	Schedule of	Fair Value
	Investments		Investments
	Location		Location

Forward currency exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$-	Receivables and other assets net of liabilities	$(48,737)
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	-	Receivables and other assets net of liabilities	$(497421)
Total		$-		$(546,158)

The effect of derivative instruments on the Statement of Operations for the period ended September 30, 2011 was as follows:

Change in Unrealized
	Location of Gain or Loss on Derivatives	Realized Gain or	Appreciation
	Recognized in Income	Loss on Derivatives	or Depreciation
		Recognized in Income	on Derivatives
Recognized in Income

Forward currency exchange contracts	Net realized loss on foreign
(Foreign currency exchange contracts)	currency exchange contracts and net change
in unrealized appreciation/depreciation
	of investments and foreign currencies	$(1,308,697)*	$(65,518)

Equity contracts	Net realized gain on futures contracts
(Futures contracts)	and net change in unrealized
appreciation/depreciation of investments
	and foreign currencies	(3,546,327)	(862,534)

Net realized gain on swap
contracts and net change in unrealized
appreciation/depreciation of investments
and foreign currencies
Total		$(4,855,024)	$(928,052)

*Includes only realized gain (loss) on foreign currency exchange contracts.  Realized gain (loss) on foreign currencies are reported on the Fund’s Statements of Operations.

4. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of September 30, 2011, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Schedule of Investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP MFS International Growth Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Common Stock – 98.52%Δ
Australia – 3.01%
BHP Billiton	92,344	$3,058,658
Iluka Resources	59,419	695,730
Newcrest Mining	43,706	1,441,121
		5,195,509
Austria – 0.49%
Erste Group Bank	33,321	849,722
		849,722
Brazil – 3.44%
Banco Santander ADR	217,760	1,594,004
BM&F Bovespa	154,300	710,829
Brasil Brokers Participacoes	194,500	615,951
Diagnosticos da America	102,800	857,577
Fleury	61,100	709,370
Lojas Renner	33,000	883,390
LPS Brasil Consultoria de Imoveis	35,300	559,511
		5,930,632
Canada – 3.49%
Canadian National Railway	40,340	2,685,837
Magna International	31,880	1,051,084
Suncor Energy	58,667	1,497,595
Teck Resources Class B	26,743	788,795
		6,023,311
China – 0.29%■
China Construction Bank	823,850	498,288
		498,288
Denmark – 1.41%
Carlsberg Class B	13,485	798,989
Novo Nordisk Class B	16,321	1,627,513
		2,426,502
Finland – 0.91%
Kone Class B	32,961	1,567,551
		1,567,551
France – 15.23%
Air Liquide	17,185	2,006,569
Cie Generale d’Optique Essilor International	26,286	1,890,091
Danone	76,153	4,680,851
Dassault Systemes	39,503	2,789,199
Legrand	93,074	2,901,204
LVMH Moet Hennessy Louis Vuitton	32,504	4,290,061
Pernod-Ricard	31,374	2,456,080
Publicis Groupe	59,130	2,467,601
Schneider Electric	52,254	2,796,089
		26,277,745
Germany – 8.55%
Bayer	44,629	2,462,524
†Deutsche Boerse	31,615	1,598,767
Fresenius Medical Care	30,233	2,050,752
Infineon Technologies	173,561	1,280,493
Linde	26,751	3,579,244
SAP	38,315	1,949,336
Symrise	78,806	1,821,219
		14,742,335
Hong Kong – 4.31%■
China Unicom Hong Kong	1,186,000	2,411,244
CNOOC	731,000	1,175,356
Dairy Farm International Holdings	198,900	1,692,343
Li & Fung	1,290,000	2,152,443
		7,431,386
India – 0.93%
HDFC Bank ADR	37,610	1,096,331
Infosys ADR	9,940	507,636
		1,603,967
Indonesia – 0.36%
Bank Rakyat Indonesia Persero	937,000	613,519
		613,519
Ireland – 1.67%
Accenture Class A	54,780	2,885,810
		2,885,810
Israel – 3.21%
†Check Point Software Technologies	40,040	2,112,510
†NICE Systems ADR	49,030	1,488,061
Teva Pharmaceutical Industries ADR	51,865	1,930,415
		5,530,986
Italy – 0.66%
Saipem	32,212	1,130,430
		1,130,430
Japan – 10.09%
Honda Motor	32,100	940,365
Inpex	236	1,449,299
JGC	139,000	3,399,144
Lawson	30,100	1,703,815
Nitto Denko	31,700	1,247,606
Santen Pharmaceutical	44,300	1,861,856
Shin-Etsu Chemical	64,900	3,183,580
Unicharm	47,300	2,268,675
Yahoo Japan	4,354	1,352,283
		17,406,623
Netherlands – 4.16%
Akzo Nobel	54,938	2,424,004
ASML Holding	68,510	2,366,335
Heineken	53,303	2,394,914
		7,185,253
Panama – 0.80%
Copa Holdings Class A	22,570	1,382,864
		1,382,864
Peru – 1.02%
Credicorp	19,060	1,757,332
		1,757,332
Republic of Korea – 0.79%
Samsung Electronics	1,968	1,370,620
		1,370,620
Russia – 0.52%
Gazprom ADR	94,430	903,955
		903,955
South Africa – 0.65%
MTN Group	68,999	1,126,378
		1,126,378
Spain – 2.51%
Amadeus IT Holding	75,015	1,198,365
Inditex	36,653	3,128,543
		4,326,908
Sweden – 0.65%
Hennes & Mauritz Class B	37,720	1,128,987
		1,128,987
Switzerland – 10.74%
Cie Financiere Richemont	33,450	1,489,878
†Credit Suisse Group	62,553	1,636,282
†Julius Baer Group	68,323	2,282,978
Kuehne & Nagel International	16,610	1,863,984
Nestle	55,487	3,054,372
Roche Holding	14,802	2,390,439
Schindler Holding	19,197	2,034,730
†Sonova Holding	28,868	2,619,046
Swatch Group	3,517	1,157,050
		18,528,759
Taiwan – 1.66%
Taiwan Semiconductor Manufacturing ADR	250,850	2,867,216
		2,867,216
Thailand – 0.59%
Siam Commercial Bank	297,700	1,013,365
		1,013,365
Turkey – 0.62%
Akbank	274,590	1,076,896
		1,076,896
United Kingdom – 14.54%
Aberdeen Asset Management	362,014	969,269
Bellway	67,218	647,448
BG Group	47,261	904,394
Capita Group	155,313	1,700,876
Compass Group	396,070	3,194,928
Diageo	162,877	3,105,116
HSBC Holdings	314,601	2,409,314
Intertek Group	60,913	1,751,676
Michael Page International	274,633	1,565,000
Reckitt Benckiser Group	73,536	3,725,447
Standard Chartered	136,637	2,725,692
Tesco	407,150	2,384,606
		25,083,766
United States – 1.22%
@#Synthes 144A	12,989	2,101,834
		2,101,834
Total Common Stock (Cost $180,529,414)		169,968,449
Short-Term Investment – 1.07%
Money Market Mutual Fund – 1.07%
Dreyfus Treasury & Agency Cash Management Fund	1,840,713	1,840,713
Total Short-Term Investment (Cost $1,840,713)		1,840,713

Total Value of Securities – 99.59%
(Cost $182,370,127)		171,809,162
Receivables and Other Assets Net of Liabilities – 0.41%		705,090
Net Assets Applicable to 16,581,688 Shares Outstanding – 100.00%		$172,514,252

ΔSecurities have been classified by country of origin.
■Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
@Illiquid security. At September 30, 2011, the aggregate amount of illiquid securities was $2,101,834, which represented 1.22% of the Fund’s net assets. See Note 4 in "Notes."
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2011, the aggregate amount of Rule 144A securities was $2,101,834, which represented 1.22% of the Fund’s net assets. See Note 4 in "Notes."
†Non income producing security.

Summary of Abbreviations:
ADR – American Depositary Receipt
AUD – Australian Dollar
EUR – European Monetary Unit
IDR – Indonesian Rupiah
JPY – Japanese Yen
MNB – Mellon National Bank
THB – Thailand Baht
USD – United States Dollar
ZAR – South African Rand

1The following foreign currency exchange contracts were outstanding at September 30, 2011:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to Receive (Deliver)		In Exchange For		Settlement	Appreciation
Counterparty					Date	(Depreciation)
MNB	AUD	28,362	USD	(28,085)	10/4/11	(644)
MNB	EUR	39,307	USD	(53,285)	10/3/11	(631)
MNB	IDR	37,451,243	USD	(4,234)	10/3/11	25
MNB	JPY	8,609,700	USD	(112,570)	10/3/11	(940)
MNB	THB	218,358	USD	(7,022)	10/3/11	(11)
MNB	ZAR	(63,821)	USD	7,884	10/3/11	(10)
MNB	ZAR	61,840	USD	(7,886)	10/4/11	(238)
						$(2,449)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP MFS International Growth Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$186,928,799
Aggregate unrealized appreciation	$9,870,379
Aggregate unrealized depreciation	(24,990,016)
Net unrealized depreciation	$(15,119,637)

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $44,135,894 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $19,711,979 expires in 2016 and $24,423,915 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Total
Common Stock	$32,265,774	$137,702,675	$169,968,449
Short-Term Investment	1,840,713	-	1,840,713
Total	$34,106,487	$137,702,675	$171,809,162

Foreign Currency Exchange Contracts	$-	$(2,449)	$(2,449)

As a result of utilizing international fair value pricing at September 30, 2011, the majority of the portfolio was categorized as Level 2.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Warrant
Balance as of 12/31/10	$1,554,087
Sales	(1,504,484)
Net realized loss	(145,472)
Net change in unrealized
appreciation/depreciation	95,869
Balance as of 9/30/11	$-

Net change in unrealized
appreciation/depreciation from
investments still held as of 9/30/11	$-

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

4. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Schedule of Investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Capital Growth Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Common Stock – 98.30%
Aerospace & Defense – 1.65%
Boeing	45,920	$2,778,619
Precision Castparts	10,035	1,560,041
		4,338,660
Air Freight & Logistics – 0.49%
C.H. Robinson Worldwide	18,835	1,289,632
		1,289,632
Auto Components – 1.73%
Johnson Controls	172,765	4,555,813
		4,555,813
Automobiles – 1.42%
Harley-Davidson	109,210	3,749,179
		3,749,179
Capital Markets – 2.92%
Ameriprise Financial	83,310	3,279,082
BlackRock	29,880	4,422,538
		7,701,620
Chemicals – 2.51%
Monsanto	70,790	4,250,231
Mosaic	48,175	2,359,130
		6,609,361
Communications Equipment – 5.71%
†Acme Packet	74,455	3,171,038
†F5 Networks	32,035	2,276,087
†Juniper Networks	210,085	3,626,067
QUALCOMM	122,950	5,979,059
		15,052,251
Computers & Peripherals – 11.66%
†Apple	51,795	19,743,219
†EMC	336,485	7,062,820
†NetApp	115,750	3,928,555
		30,734,594
Consumer Finance – 0.60%
American Express	35,245	1,582,501
		1,582,501
Electrical Equipment – 0.96%
AMETEK	76,900	2,535,393
		2,535,393
Energy Equipment & Services – 4.27%
ENSCO ADR	75,600	3,056,508
National Oilwell Varco	71,820	3,678,620
Schlumberger	75,690	4,520,964
		11,256,092
Food Products – 4.65%
†Green Mountain Coffee Roasters	132,050	12,272,727
		12,272,727
Health Care Equipment & Supplies – 3.05%
Covidien	55,400	2,443,140
†Edwards Lifesciences	45,285	3,227,915
†Hologic	156,395	2,378,768
		8,049,823
Hotels, Restaurants & Leisure – 2.99%
Las Vegas Sands	71,845	2,754,537
†MGM Resorts International	270,505	2,512,991
Starbucks	70,485	2,628,386
		7,895,914
Internet & Catalog Retail – 3.13%
†Amazon.com	11,760	2,542,865
†NetFlix	5,545	627,472
†priceline.com	11,320	5,087,887
		8,258,224
Internet Software & Services – 5.25%
†eBay	347,560	10,249,544
†Google Class A	2,820	1,450,552
VeriSign	74,900	2,142,889
		13,842,985
IT Services – 2.90%
†Alliance Data Systems	50,140	4,647,978
†Cognizant Technology Solutions Class A	47,965	3,007,406
		7,655,384
Life Sciences Tools & Services – 1.69%
†Agilent Technologies	142,740	4,460,625
		4,460,625
Machinery – 6.43%
Caterpillar	27,705	2,045,737
Cummins	52,980	4,326,346
Eaton	65,315	2,318,683
Illinois Tool Works	55,625	2,314,000
Joy Global	46,710	2,913,770
PACCAR	89,905	3,040,587
		16,959,123
Media – 3.73%
Disney (Walt)	101,060	3,047,970
News Class A	319,815	4,947,538
†Sirius XM Radio	1,214,395	1,833,736
		9,829,244
Metals & Mining – 1.61%
Freeport-McMoRan Copper & Gold	44,720	1,361,724
Rio Tinto ADR	35,505	1,565,060
Walter Energy	22,005	1,320,520
		4,247,304
Oil, Gas & Consumable Fuels – 4.18%
Anadarko Petroleum	64,335	4,056,322
Consol Energy	76,960	2,611,253
EOG Resources	45,325	3,218,528
Occidental Petroleum	16,030	1,146,145
		11,032,248
Road & Rail – 0.77%
Hunt (J.B.) Transport Services	56,465	2,039,516
		2,039,516
Semiconductors & Semiconductor Equipment – 8.62%
Altera	298,685	9,417,539
Analog Devices	124,510	3,890,938
†Broadcom Class A	145,060	4,829,047
†Skyworks Solutions	109,920	1,971,965
Texas Instruments	98,165	2,616,097
		22,725,586
Software – 10.48%
†BMC Software	121,519	4,685,773
†Citrix Systems	108,245	5,902,600
Oracle	348,885	10,026,955
†Rovi	55,520	2,386,250
†salesforce.com	11,535	1,318,220
†TIBCO Software	83,310	1,865,311
†VMware Class A	17,995	1,446,438
		27,631,547
Specialty Retail – 1.54%
Abercrombie & Fitch Class A	66,070	4,067,269
		4,067,269
Textiles, Apparel & Luxury Goods – 3.36%
Coach	80,565	4,175,684
†Fossil	36,190	2,933,561
†lululemon athletica	4,020	195,573
Ralph Lauren	11,980	1,553,806
		8,858,624
Total Common Stock (Cost $254,586,198)		259,231,239

Short-Term Investment 1.56%
Money Market Mutual Fund – 1.56%
Dreyfus Treasury & Agency Cash Management Fund	4,009,721	4,099,721
Total Short-Term Investment (Cost $4,099,721)		4,099,721
Total Value of Securities – 99.86%
(Cost $258,685,919)		263,330,960
Receivables and Other Assets Net of Liabilities – 0.14%		380,918
Net Assets Applicable to 12,045,559 Shares Outstanding – 100.00%		$263,711,878

†Non income producing security.

ADR – American Depositary Receipts

Notes

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Capital Growth Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$260,247,036
Aggregate unrealized appreciation	$31,037,638
Aggregate unrealized depreciation	(27,953,714)
Net unrealized appreciation	$3,083,924

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $65,797,914 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $5,609,610 expires in 2011, $19,364,659 expires in 2016, and $40,823,645 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Common Stock	$259,231,239
Short-Term Investment	4,099,721
Total	$263,330,960

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

4. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP SSgA Global Tactical Allocation Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Affiliated Investment Companies – 60.00%
Equity Funds – 24.36%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Large Cap 100 Fund	3,197,093	$30,324,423
LVIP SSgA S&P 500 Index Fund	3,459,785	27,799,373
LVIP SSgA Small-Cap Index Fund	88,207	1,306,790
LVIP SSgA Small-Mid Cap 200 Fund	278,967	3,088,720
		62,519,306
Fixed Income Fund – 17.23%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Bond Index Fund	3,808,771	44,231,261
		44,231,261
International Equity Funds – 18.41%
*Lincoln Variable Insurance Products Trust –
LVIP SSgA Developed International 150 Fund	3,162,435	23,303,985
LVIP SSgA Emerging Markets 100 Fund	773,766	7,825,099
LVIP SSgA International Index Fund	2,418,334	16,125,450
		47,254,534
Total Affiliated Investment Companies (Cost $163,465,385)		154,005,101
Unaffiliated Investments Companies – 39.27%
Commodity Fund – 2.74%
†SPDR® Gold Shares ETF	44,417	7,021,439
		7,021,439
Equity Funds – 12.46%
SPDR® S&P 500 ETF	210,421	23,813,345
SPDR® S&P 600 Small Cap ETF	3,312	186,532
SPDR® S&P MidCap 400 ETF	56,201	7,987,848
		31,987,725
Fixed Income Funds – 18.93%
iShares iBoxx Investment Grade Corporate Bond Fund	92,060	10,342,021
SPDR® Barclays Capital Aggregate Bond ETF	130,670	7,614,141
SPDR® Barclays Capital High Yield Bond ETF	3,507	126,918
SPDR® Barclays Capital Intermediate Term Corporate Bond ETF	153,802	5,098,536
SPDR® Barclays Capital Short Term Corporate Bond ETF	245	7,428
SPDR® Barclays Capital TIPS ETF	269,333	15,298,115
SPDR® DB International Government Inflation-Protected Bond ETF	176,673	10,107,462
		48,594,621
International Equity Funds – 5.14%
SPDR® S&P Emerging Markets ETF	154,938	8,713,713
SPDR® S&P World ex-US ETF	211,485	4,470,793
		13,184,506
Total Unaffiliated Investment Companies (Cost $103,606,634)		100,788,291

Short-Term Investment – 0.73%
Money Market Mutual Fund – 0.73%
Dreyfus Treasury & Agency Cash Management Fund	1,863,667	1,863,667
Total Short-Term Investment (Cost $1,863,667)		1,863,667
Total Value of Securities – 100.00%
(Cost $268,935,686)		256,657,059
Receivables and Other Assets Net of Liabilities– 0.00%		8,273
Net Assets Applicable to 26,605,246 Shares Outstanding – 100.00%		$256,665,332

*Standard Class shares.
†Non income producing security.

Summary of Abbreviations:
ETF – Exchange-Traded Fund
SPDR – Standard & Poor’s Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP SSgA Global Tactical Allocation Fund (Fund).

Security Valuation – Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used. The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$269,482,385
Aggregate unrealized appreciation	$3,314,202
Aggregate unrealized depreciation	(16,139,528)
Net unrealized depreciation	$(12,825,326)

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $43,821,710 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $40,556,592 expires in 2017 and $3,265,118 expires in 2018.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$254,793,392
Short-Term Investment	1,863,667
Total	$256,657,059

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Mondrian International Value Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)

Common Stock– 97.43%∆
Australia – 6.85%
Amcor	1,100,262	$7,286,751
AMP	1,544,671	5,803,985
QBE Insurance Group	516,568	6,345,871
Telstra	3,467,165	10,329,737
Treasury Wine Estates	116,106	434,974
		30,201,318
Belgium – 0.00%
*†Ageas VVPR Strip	340,580	456
		456
France – 13.44%
Carrefour	390,818	8,898,708
Cie de Saint-Gobain	139,676	5,328,230
France Telecom	680,687	11,139,456
*†GDF Suez VVPR Strip	60,186	81
Sanofi	189,883	12,488,501
Societe Generale	181,597	4,753,275
Total	256,602	11,319,865
Vinci	123,856	5,311,830
		59,239,946
Germany – 4.59%
Deutsche Telekom	799,650	9,385,129
RWE	294,213	10,851,770
		20,236,899
Israel – 2.00%
Teva Pharmaceutical Industries ADR	236,300	8,795,086
		8,795,086
Italy – 3.48%
ENI	564,106	9,923,053
Intesa Sanpaolo	3,445,799	5,403,245
		15,326,298
Japan – 21.61%
Astellas Pharma	368,900	13,924,839
Canon	321,400	14,593,504
HOYA	117,500	2,724,185
Kao	446,700	12,442,533
Nintendo	15,400	2,262,840
Seven & I Holdings	497,900	13,956,187
Shin-Etsu Chemical	71,800	3,522,050
Takeda Pharmaceutical	271,400	12,872,028
Tokio Marine Holdings	368,800	9,346,496
Toyota Motor	218,800	7,500,286
Trend Micro	66,100	2,067,290
		95,212,238
Netherlands – 5.01%
†ING Groep CVA	718,865	5,070,203
Koninklijke Ahold	863,775	10,157,011
Reed Elsevier	623,052	6,850,640
		22,077,854
Singapore – 4.06%
Jardine Matheson Holdings	106,000	4,818,045
Singapore Telecommunications	2,791,000	6,731,906
United Overseas Bank	491,857	6,328,551
		17,878,502
Spain – 6.58%
Banco Santander	521,955	4,266,972
†Distribuidora Internacional de Alimentacion	277,016	1,102,881
Iberdrola	1,573,568	10,637,544
Telefonica	678,147	12,995,094
		29,002,491
Switzerland – 6.32%
Novartis	244,846	13,676,004
SGS	2,623	3,984,430
†Zurich Financial Services	48,894	10,183,715
		27,844,149
Taiwan – 1.70%
Taiwan Semiconductor Manufacturing ADR	657,416	7,514,265
		7,514,265
United Kingdom – 21.79%
BG Group	413,156	7,906,221
BP	1,629,145	9,766,576
Compass Group	1,110,516	8,958,058
Experian	465,182	5,221,303
GlaxoSmithKline	658,878	13,594,257
Royal Dutch Shell Class A	396,797	12,234,754
Tesco	2,376,564	13,919,118
Unilever	459,083	14,378,532
Vodafone Group	3,903,005	10,057,851
		96,036,670
Total Common Stock (Cost $384,917,722)		429,366,172

Short-Term Investment – 1.02%
Money Market Mutual Fund – 1.02%
Dreyfus Treasury & Agency Cash Management Fund	4,474,723	4,474,723
Total Short-Term Investment (Cost $4,474,723)		4,474,723

Total Value of Securities – 98.45%
(Cost $389,392,445)		433,840,895
Receivables and Other Assets Net of Liabilities – 1.55%		6,839,834
Net Assets Applicable to 31,120,716 Shares Outstanding – 100.00%		$440,680,729
∆Securities have been classified by country of origin.
*Dividend coupon which when presented with the corresponding coupon of the share, benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.
†Non income producing security.

Summary of Abbreviations:
ADR – American Depositary Receipt
AUD – Australian Dollar
CHF – Swiss Franc
CVA – Dutch Certificate
MNB – Mellon National Bank
USD – United States Dollar
VVPR Strip – Dividend Coupon

1The following foreign currency exchange contracts were outstanding at September 30, 2011:

Foreign Currency Exchange Contracts

						Unrealized
		Contracts to		In Exchange	Settlement	Appreciation
Counterparty		Receive (Deliver)		For	Date	(Depreciation)
MNB	AUD	(234,370)	USD	227,597	10/4/11	$840
MNB	AUD	(22,698,000)	USD	24,764,426	10/31/11	2,884,811
MNB	CHF	(8,764,000)	USD	9,792,179	1/31/12	96,502
						$2,982,153

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1 See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Mondrian International Value Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$398,929,475
Aggregate unrealized appreciation	$108,062,084
Aggregate unrealized depreciation	(73,150,664)
Net unrealized appreciation	$34,911,420

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $93,801,822 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $88,476,934 expires in 2017 and $5,324,888 expires in 2018.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Total
Common Stock	$16,309,351	$413,056,821	$429,366,172
Short-Term Investment	4,474,723	-	4,474,723
Total	$20,784,074	$413,056,821	$433,840,895

Foreign Currency Exchange Contracts	$-	$2,982,153	$2,982,153

As a result of utilizing international fair value pricing at September 30, 2011, the majority of the portfolio was categorized as Level 2.

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

4. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Protected Profile 2010 Fund (formerly, LVIP Wilshire 2010 Profile Fund)

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Affiliated Investment Companies – 92.98%
Equity Funds – 35.10%
*Lincoln Variable Insurance Products Trust -
LVIP SSgA S&P 500 Index Fund	1,040,077	$8,357,021
LVIP SSgA Small-Cap Index Fund	216,886	3,213,164
		11,570,185
Fixed Income Funds – 41.72%
*Lincoln Variable Insurance Products Trust -
LVIP BlackRock Inflation Protected Bond Fund	384,758	4,233,103
LVIP Delaware Bond Fund	138,466	1,950,565
LVIP SSgA Bond Index Fund	651,746	7,568,731
		13,752,399
International Equity Funds – 13.31%
*Lincoln Variable Insurance Products Trust -
LVIP Cohen & Steers Global Real Estate Fund	229,159	1,436,141
LVIP SSgA International Index Fund	442,525	2,950,757
		4,386,898
International Fixed Income Fund – 2.85%
*Lincoln Variable Insurance Products Trust -
LVIP Global Income Fund	81,151	938,102
		938,102
Total Affiliated Investment Companies (Cost $25,247,408)		30,647,584
Unaffiliated Investment Companies – 1.69%
Commodity Fund – 0.87%
**PIMCO CommodityRealReturn Strategy Portfolio	38,689	285,915
		285,915
International Equity Fund – 0.82%
*Delaware VIP Trust -
Delaware VIP Emerging Markets Series	16,435	271,667
	271,667
Total Unaffiliated Investment Companies (Cost $435,819)		557,582

Short-Term Investment – 1.48%
Money Market Mutual Fund – 1.48%
Dreyfus Treasury & Agency Cash Management Fund	489,048	489,048
Total Short-Term Investment (Cost $489,048)		489,048
Total Value of Securities – 96.15%
(Cost $26,172,275)		31,694,214
Receivables and Other Assets Net of Liabilities – 3.85%***		1,267,630
Net Assets Applicable to 3,187,939 Shares Outstanding – 100.00%		$32,961,844

*Standard Class shares.
**Institutional Class shares.
***Includes $919,346 cash pledged as collateral for futures contracts.

1The following futures contracts were outstanding at September 30, 2011:

Futures Contracts
					Unrealized
	Contracts	Notional Cost	Notional		Appreciation
	to Buy (Sell)	(Proceeds)	Value	Expiration Date	(Depreciation)
(5)	BP Currency	$(492,616)	$(487,781)	12/19/11	$4,835
(6)	Euro Currency	(1,017,620)	(1,006,125)	12/19/11	11,495
(34)	Euro STOXX 50	(958,274)	(981,980)	12/16/11	(23,706)
(5)	FTSE 100 Index	(410,232)	(396,855)	12/16/11	13,377
(3)	Japanese Yen Currency	(487,388)	(487,012)	12/19/11	376
(11)	MSCI Emerging Markets MINI	(525,173)	(462,165)	12/16/11	63,008
(3)	Nikkei 225	(336,128)	(338,389)	12/8/11	(2,261)
(37)	Russell 2000 MINI	(2,499,444)	(2,373,550)	12/16/11	125,894
(88)	S&P 500 EMINI	(5,089,330)	(4,954,400)	12/16/11	134,930
(2)	S&P MID 400 EMINI	(165,345)	(155,780)	12/16/11	9,565
		$(11,981,550)	$337,513

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Protected Profile 2010 Fund (formerly, LVIP Wilshire 2010 Profile Fund) (Fund).

Security Valuation – The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007—December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$26,562,983
Aggregate unrealized appreciation	$5,521,938
Aggregate unrealized depreciation
(390,707)
Net unrealized appreciation	$5,131,231

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $4,220,773 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$31,205,166
Short-Term Investment	489,048
Total	$31,694,214

Futures Contracts	$337,513

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Futures Contracts – The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. In addition, the Fund may invest in futures as part of its risk management overlay strategy to seek to control overall portfolio volatility and hedge overall downside market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

4. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Protected Profile 2020 Fund (formerly, LVIP Wilshire 2020 Profile Fund)

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Affiliated Investment Companies – 92.07%
Equity Funds – 36.17%
*Lincoln Variable Insurance Products Trust -
†LVIP Baron Growth Opportunities Fund	60,509	$1,703,088
LVIP Columbia Value Opportunities Fund	186,143	1,632,474
LVIP Delaware Special Opportunities Fund	83,266	2,458,255
LVIP SSgA S&P 500 Index Fund	3,043,420	24,453,881
LVIP SSgA Small-Cap Index Fund	222,284	3,293,133
		33,540,831
Fixed Income Funds – 37.87%
*Lincoln Variable Insurance Products Trust -
LVIP BlackRock Inflation Protected Bond Fund	918,789	10,108,520
LVIP Delaware Bond Fund	195,259	2,750,609
LVIP SSgA Bond Index Fund	1,917,362	22,266,323
		35,125,452
International Equity Funds – 15.18%
*Lincoln Variable Insurance Products Trust -
LVIP Cohen & Steers Global Real Estate Fund	517,377	3,242,402
LVIP SSgA International Index Fund	1,624,450	10,831,830
		14,074,232
International Fixed Income Fund – 2.85%
*Lincoln Variable Insurance Products Trust -
LVIP Global Income Fund	228,791	2,644,826
		2,644,826
Total Affiliated Investment Companies (Cost $73,243,008)		85,385,341
Unaffiliated Investment Companies – 2.54%
Commodity Fund – 0.87%
**PIMCO CommodityRealReturn Strategy Portfolio	108,967	805,266
		805,266
International Equity Fund – 1.67%
*Delaware VIP Trust -
Delaware VIP Emerging Markets Series	93,867	1,551,625
		1,551,625
Total Unaffiliated Investment Companies (Cost $2,016,104)		2,356,891

Short-Term Investment – 1.36%
Money Market Mutual Fund – 1.36%
Dreyfus Treasury & Agency Cash Management Fund	1,256,944	1,256,944
Total Short-Term Investment (Cost $1,256,944)		1,256,944
Total Value of Securities – 95.97%
(Cost $76,516,056)		88,999,176
Receivables and Other Assets Net of Liabilities – 4.03%***		3,738,384
Net Assets Applicable to 9,368,323 Shares Outstanding – 100.00%		$92,737,560

*Standard Class shares.
†Non income producing security.
**Institutional Class shares.
***Includes $2,702,632 cash pledged as collateral for futures contracts.

1The following futures contracts were outstanding at September 30, 2011:

Futures Contracts
					Unrealized
	Contracts	Notional Cost	Notional		Appreciation
	to Buy (Sell)	(Proceeds)	Value	Expiration Date	(Depreciation)
(18)	BP Currency	$(1,774,956)	$(1,756,012)	12/19/11	$18,944
(21)	Euro Currency	(3,562,895)	(3,521,438)	12/19/11	41,457
(113)	Euro STOXX 50	(3,182,926)	(3,263,640)	12/16/11	(80,714)
(21)	FTSE 100 Index	(1,719,154)	(1,666,793)	12/16/11	52,361
(10)	Japanese Yen Currency	(1,621,195)	(1,623,375)	12/19/11	(2,180)
(43)	MSCI Emerging Markets MINI	(2,046,257)	(1,806,645)	12/16/11	239,612
(11)	Nikkei 225	(1,231,433)	(1,240,762)	12/8/11	(9,329)
(73)	Russell 2000 MINI	(4,938,848)	(4,682,950)	12/16/11	255,898
(270)	S&P 500 EMINI	(15,624,619)	(15,201,000)	12/16/11	423,619
(20)	S&P MID 400 EMINI	(1,660,305)	(1,557,800)	12/16/11	102,505
		$(37,362,588)	$1,042,173

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Protected Profile 2020 Fund (formerly, LVIP Wilshire 2020 Profile Fund) (Fund).

Security Valuation – The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007—December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$77,881,513
Aggregate unrealized appreciation	$12,690,817
Aggregate unrealized depreciation
(1,573,154)
Net unrealized appreciation	$11,117,663

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $9,349,276 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$87,742,232
Short-Term Investment	1,256,944
Total	$88,999,176

Futures Contracts	$1,042,173

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Futures Contracts – The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. In addition, the Fund may invest in futures as part of its risk management overlay strategy to seek to control overall portfolio volatility and hedge overall downside market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

4. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Protected Profile 2030 Fund (formerly, LVIP Wilshire 2030 Profile Fund)

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Affiliated Investment Companies – 89.59%
Equity Funds – 39.60%
*Lincoln Variable Insurance Products Trust -
†LVIP Baron Growth Opportunities Fund	52,456	$1,476,417
LVIP Columbia Value Opportunities Fund	161,450	1,415,917
LVIP Delaware Special Opportunities Fund	72,200	2,131,560
LVIP SSgA S&P 500 Index Fund	3,204,220	25,745,907
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	118,011	1,471,947
		32,241,748
Fixed Income Funds – 28.58%
*Lincoln Variable Insurance Products Trust -
LVIP BlackRock Inflation Protected Bond Fund	506,419	5,571,625
LVIP SSgA Bond Index Fund	1,523,931	17,697,408
		23,269,033
International Equity Funds – 18.59%
*Lincoln Variable Insurance Products Trust -
LVIP Cohen & Steers Global Real Estate Fund	448,361	2,809,879
LVIP SSgA International Index Fund	1,625,708	10,840,221
LVIP Templeton Growth Fund	64,405	1,481,376
		15,131,476
International Fixed Income Fund – 2.82%
*Lincoln Variable Insurance Products Trust -
LVIP Global Income Fund	198,397	2,293,472
		2,293,472
Total Affiliated Investment Companies (Cost $63,208,951)		72,935,729
Unaffiliated Investment Companies – 3.34%
Commodity Fund – 0.86%
**PIMCO CommodityRealReturn Strategy Portfolio	94,451	697,992
		697,992
International Equity Fund – 2.48%
*Delaware VIP Trust -
Delaware VIP Emerging Markets Series	122,113	2,018,524
		2,018,524
Total Unaffiliated Investment Companies (Cost $2,408,816)		2,716,516

Short-Term Investment – 2.53%
Money Market Mutual Fund – 2.53%
Dreyfus Treasury & Agency Cash Management Fund	2,059,969	2,059,969
Total Short-Term Investment (Cost $2,059,969)		2,059,969
Total Value of Securities – 95.46%
(Cost $67,677,736)		77,712,214
Receivables and Other Assets Net of Liabilities – 4.54%***		3,697,811
Net Assets Applicable to 8,322,810 Shares Outstanding – 100.00%		$81,410,025

*Standard Class shares.
†Non income producing security.
**Institutional Class shares.
***Includes $2,587,313 cash pledged as collateral for futures contracts.

1The following futures contracts were outstanding at September 30, 2011:

Futures Contracts
					Unrealized
	Contracts	Notional Cost	Notional		Appreciation
	to Buy (Sell)	(Proceeds)	Value	Expiration Date	(Depreciation)
(18)	BP Currency	$(1,773,419)	$(1,756,013)	12/19/11	$17,406
(21)	Euro Currency	(3,563,469)	(3,521,437)	12/19/11	42,032
(117)	Euro STOXX 50	(3,296,377)	(3,379,168)	12/16/11	(82,791)
(22)	FTSE 100 Index	(1,801,264)	(1,746,163)	12/16/11	55,101
(10)	Japanese Yen Currency	(1,620,446)	(1,623,375)	12/19/11	(2,929)
(51)	MSCI Emerging Markets MINI	(2,424,478)	(2,142,765)	12/16/11	281,713
(11)	Nikkei 225	(1,231,613)	(1,240,762)	12/8/11	(9,149)
(39)	Russell 2000 MINI	(2,635,450)	(2,501,850)	12/16/11	133,600
(288)	S&P 500 EMINI	(16,661,283)	(16,214,400)	12/16/11	446,883
(25)	S&P MID 400 EMINI	(2,061,344)	(1,947,250)	12/16/11	114,094
		$(37,069,143)	$995,960

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Protected Profile 2030 Fund (formerly, LVIP Wilshire 2030 Profile Fund) (Fund).

Security Valuation – The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007—December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$68,943,042
Aggregate unrealized appreciation	$10,269,752
Aggregate unrealized depreciation	(1,500,580)
Net unrealized appreciation	$8,769,172

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $7,031,175 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$75,652,245
Short-Term Investment	2,059,969
Total	$77,712,214

Futures Contracts	$995,960

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Futures Contracts – The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. In addition, the Fund may invest in futures as part of its risk management overlay strategy to seek to control overall portfolio volatility and hedge overall downside market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

4. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Protected Profile 2040 Fund (formerly, LVIP Wilshire 2040 Profile Fund)

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Affiliated Investment Companies – 88.20%
Equity Funds – 44.92%
*Lincoln Variable Insurance Products Trust -
†LVIP Baron Growth Opportunities Fund	38,704	$1,089,366
LVIP Columbia Value Opportunities Fund	119,177	1,045,186
LVIP Delaware Special Opportunities Fund	71,058	2,097,851
LVIP SSgA S&P 500 Index Fund	2,642,358	21,231,345
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	130,613	1,629,140
		27,092,888
Fixed Income Funds – 15.70%
*Lincoln Variable Insurance Products Trust -
LVIP BlackRock Inflation Protected Bond Fund	53,672	590,500
LVIP SSgA Bond Index Fund	764,860	8,882,319
		9,472,819
International Equity Funds – 25.71%
*Lincoln Variable Insurance Products Trust -
LVIP Cohen & Steers Global Real Estate Fund	330,647	2,072,165
LVIP MFS International Growth Fund	152,773	1,590,057
LVIP Mondrian International Value Fund	117,918	1,670,787
LVIP SSgA International Index Fund	1,279,882	8,534,252
LVIP Templeton Growth Fund	71,297	1,639,891
		15,507,152
International Fixed Income Fund – 1.87%
*Lincoln Variable Insurance Products Trust -
LVIP Global Income Fund	97,446	1,126,472
		1,126,472
Total Affiliated Investment Companies (Cost $46,318,104)		53,199,331
Unaffiliated Investment Companies – 3.32%
Commodity Fund – 0.85%
**PIMCO CommodityRealReturn Strategy Portfolio	69,552	513,991
		513,991
International Equity Fund – 2.47%
*Delaware VIP Trust -
Delaware VIP Emerging Markets Series	90,188	1,490,807
		1,490,807
Total Unaffiliated Investment Companies (Cost $1,789,777)		2,004,798

Short-Term Investment – 2.70%
Money Market Mutual Fund – 2.70%
Dreyfus Treasury & Agency Cash Management Fund	1,627,003	1,627,003
Total Short-Term Investment (Cost $1,627,003)		1,627,003
Total Value of Securities – 94.22%
(Cost $49,734,884)		56,831,132
Receivables and Other Assets Net of Liabilities – 5.78%***		3,486,749
Net Assets Applicable to 6,483,004 Shares Outstanding – 100.00%		$60,317,881

*Standard Class shares.
†Non income producing security.
**Institutional Class shares.
***Includes $2,618,688 cash pledged as collateral for futures contracts.

1The following futures contracts were outstanding at September 30, 2011:

Futures Contracts
					Unrealized
	Contracts	Notional Cost	Notional		Appreciation
	to Buy (Sell)	(Proceeds)	Value	Expiration Date	(Depreciation)
(21)	BP Currency	$(2,065,460)	$(2,048,681)	12/19/11	$16,779
(24)	Euro Currency	(4,068,248)	(4,024,500)	12/19/11	43,748
(130)	Euro STOXX 50	(3,672,063)	(3,754,631)	12/16/11	(82,568)
(25)	FTSE 100 Index	(2,042,646)	(1,984,277)	12/16/11	58,369
(10)	Japanese Yen Currency	(1,622,030)	(1,623,375)	12/19/11	(1,345)
(55)	MSCI Emerging Markets MINI	(2,578,195)	(2,310,825)	12/16/11	267,370
(11)	Nikkei 225	(1,228,584)	(1,240,762)	12/8/11	(12,178)
(35)	Russell 2000 MINI	(2,349,882)	(2,245,250)	12/16/11	104,632
(274)	S&P 500 EMINI	(15,815,158)	(15,426,200)	12/16/11	388,958
(29)	S&P MID 400 EMINI	(2,379,665)	(2,258,810)	12/16/11	120,855
		$(37,821,931)	$904,620

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Protected Profile 2040 Fund (formerly, LVIP Wilshire 2040 Profile Fund) (Fund).

Security Valuation – The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007—December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$51,439,897
Aggregate unrealized appreciation	$7,197,133
Aggregate unrealized depreciation	(1,805,898)
Net unrealized appreciation	$5,391,235

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $4,440,295 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$55,204,129
Short-Term Investment	1,627,003
Total	$56,831,132

Futures Contracts	$904,620

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Futures Contracts – The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. In addition, the Fund may invest in futures as part of its risk management overlay strategy to seek to control overall portfolio volatility and hedge overall downside market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

4. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Protected Profile 2050 Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Affiliated Investment Companies – 83.66%
Equity Funds – 48.96%
*Lincoln Variable Insurance Products Trust -
†LVIP Baron Growth Opportunities Fund	1,353	$38,077
LVIP Columbia Value Opportunities Fund	4,169	36,566
LVIP Delaware Special Opportunities Fund	2,487	73,412
LVIP SSgA Small-Cap Index Fund	2,490	36,883
LVIP SSgA S&P 500 Index Fund	102,053	819,995
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	4,564	56,929
		1,061,862
Fixed Income Fund – 1.91%
*Lincoln Variable Insurance Products Trust -
LVIP SSgA Bond Index Fund	3,558	41,318
	41,318
International Equity Funds – 32.79%
*Lincoln Variable Insurance Products Trust -
LVIP Cohen & Steers Global Real Estate Fund	11,574	72,531
LVIP MFS International Growth Fund	5,348	55,660
LVIP Mondrian International Value Fund	4,127	58,478
LVIP SSgA International Index Fund	70,052	467,107
LVIP Templeton Growth Fund	2,495	57,384
		711,160
Total Affiliated Investment Companies (Cost $2,132,197)		1,814,340

Unaffiliated Investment Companies – 4.03%
Commodity Fund – 0.83%
**PIMCO CommodityRealReturn Strategy Portfolio	2,432	17,975
		17,975
International Equity Fund – 3.20%
*Delaware VIP Trust -
Delaware VIP Emerging Markets Series	4,203	69,469
		69,469
Total Unaffiliated Investment Companies (Cost $111,806)		87,444

Short-Term Investment – 4.14%
Money Market Mutual Fund – 4.14%
Dreyfus Treasury & Agency Cash Management Fund	89,663	89,663
Total Short-Term Investment (Cost $89,663)		89,663
Total Value of Securities – 91.83%
(Cost $2,333,666)		1,991,447
Receivables and Other Assets Net of Liabilities – 8.17%***		177,207
Net Assets Applicable to 247,152 Shares Outstanding – 100.00%		$2,168,654

*Standard Class shares.
†Non income producing security.
**Institutional Class shares.
***Includes $110,859 cash pledged as collateral for futures contracts.

1The following futures contracts were outstanding at September 30, 2011:

Futures Contracts

					Unrealized
	Contracts	Notional Cost	Notional		Appreciation
	to Buy (Sell)	(Proceeds)	Value	Expiration Date	(Depreciation)
(1)	BP Currency	$(98,734)	$(97,556)	12/19/11	$1,178
(1)	Euro Currency	(169,603)	(167,687)	12/19/11	1,916
(6)	Euro STOXX 50	(167,788)	(173,290)	12/16/11	(5,502)
(1)	FTSE 100 Index	(82,046)	(79,371)	12/16/11	2,675
(2)	MSCI Emerging Markets MINI	(96,450)	(84,030)	12/16/11	12,420
(1)	Nikkei 225	(111,675)	(112,797)	12/8/11	(1,122)
(2)	Russell 2000 MINI	(136,006)	(128,300)	12/16/11	7,706
(11)	S&P 500 EMINI	(635,975)	(619,300)	12/16/11	16,675
(1)	S&P MID 400 EMINI	(82,673)	(77,890)	12/16/11	4,783
		$(1,580,950)			$40,729

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Protected Profile 2050 Fund (Fund).

Security Valuation – The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information. Futures contracts are value at the daily quoted settlement prices.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$2,415,089
Aggregate unrealized appreciation	$1,534
Aggregate unrealized depreciation	(425,176)
Net unrealized depreciation	$(423,642)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 1
Investment Companies	$1,901,784
Short-Term Investment	89,663
Total	$1,991,447

Futures Contracts	$40,729

There were no Level 3 investments at the end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts – The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. In addition, the Fund may invest in futures as part of its risk management overlay strategy to seek to control overall portfolio volatility and hedge overall downside market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

4. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

September 30, 2011
	Number of	Value
	Shares	(U.S. $)
Common Stock – 98.84%
Aerospace & Defense – 0.99%
Empresa Brasileira de Aeronautica ADR	29,000	$735,730
Goodrich	5,000	603,400
Rockwell Collins	8,100	427,356
†TransDigm Group	6,600	539,022
		2,305,508
Air Freight & Logistics – 1.39%
Expeditors International Washington	34,900	1,415,195
Robinson (C.H.) Worldwide	26,400	1,807,608
		3,222,803
Airlines – 0.87%
Copa Holdings Class A	14,600	894,542
SkyWest	36,400	418,964
Southwest Airlines	87,500	703,500
		2,017,006
Auto Components – 0.80%
Gentex	40,500	974,025
†TRW Automotive Holdings	26,900	880,437
		1,854,462
Beverages – 0.36%
Brown-Forman Class B	12,075	846,941
		846,941
Biotechnology – 3.26%
†Alexion Pharmaceuticals	26,300	1,684,778
†BioMarin Pharmaceuticals	21,800	694,766
†Dendreon	28,900	260,100
†Human Genome Sciences	111,900	1,420,011
†Incyte	69,900	976,503
†Myriad Genetics	21,900	410,406
†Regeneron Pharmaceuticals	16,700	971,940
†Vertex Pharmaceuticals	26,400	1,175,856
		7,594,360
Capital Markets – 1.29%
Eaton Vance	20,600	458,762
Invesco	24,300	376,893
Lazard Class A	36,300	765,930
Northern Trust	11,600	405,768
TD Ameritrade Holding	46,400	682,312
Waddell & Reed Financial	12,800	320,128
		3,009,793
Chemicals – 2.78%
Air Products & Chemicals	4,400	336,028
Albemarle	9,400	379,760
CF Industries Holdings	6,600	814,374
†Intrepid Potash	14,500	360,615
PPG Industries	8,100	572,346
†Rockwood Holdings	28,700	966,903
Sherwin-Williams	22,900	1,701,928
Sigma-Aldrich	7,000	432,530
Sociedad Quimica y Minera de Chile ADR	18,900	903,609
		6,468,093
Commercial Banks – 0.72%
Fifth Third Bancorp	39,900	402,990
First Horizon National	46,967	279,923
†SVB Financial Group	10,000	370,000
TCF Financial	37,200	340,752
Zions Bancorp	20,400	287,028
		1,680,693
Commercial Services & Supplies – 1.09%
†American Reprographics	52,100	175,056
†Clean Harbors	11,800	605,340
†Copart	10,000	391,200
Ritchie Brothers Auctioneers	16,600	335,154
†Stericycle	5,200	419,744
Waste Connections	17,850	603,687
		2,530,181
Communications Equipment – 1.45%
†Aruba Networks	41,000	857,310
†Ciena	33,400	374,080
†F5 Networks	8,100	575,505
†JDS Uniphase	57,100	569,287
†Juniper Networks	40,400	697,304
Riverbed Technology	15,200	303,392
		3,376,878
Computers & Peripherals – 0.33%
†NetApp	12,400	420,856
†QLogic	28,300	358,844
		779,700
Construction & Engineering – 0.72%
Fluor	27,100	1,261,505
†Quanta Services	21,800	409,622
		1,671,127
Construction Materials – 0.17%
Vulcan Materials	13,900	383,084
		383,084
Consumer Finance – 0.35%
†Green Dot Class A	15,400	482,328
SLM	27,100	337,395
		819,723
Diversified Consumer Services – 1.26%
†New Oriental Education & Technology Group ADR	32,000	735,040
Sotheby's	52,100	1,436,397
Strayer Education	3,500	268,345
Weight Watchers International	8,600	500,950
		2,940,732
Diversified Financial Services – 2.36%
CBOE Holdings	43,400	1,061,998
†IntercontinentalExchange	14,400	1,702,944
Moody's	44,700	1,361,115
†MSCI Class A	34,000	1,031,220
NYSE Euronext	14,800	343,952
		5,501,229
Electrical Equipment – 2.62%
AMETEK	23,150	763,256
†Babcock & Wilcox	48,800	954,040
Cooper Industries	35,900	1,655,708
†General Cable	14,500	338,575
Hubbell Class B	14,800	733,192
†II-VI	20,600	360,500
Roper Industries	18,800	1,295,508
		6,100,779
Electronic Equipment, Instruments & Components – 1.69%
Amphenol Class A	24,000	978,480
†Dolby Laboratories Class A	11,400	312,816
†Itron	7,100	209,450
Jabil Circuit	31,300	556,827
National Instruments	16,775	383,477
†Trimble Navigation	44,600	1,496,330
		3,937,380
Energy Equipment & Services – 4.05%
†Cameron International	41,600	1,728,064
Core Laboratories	11,800	1,059,994
Diamond Offshore Drilling	13,700	749,938
†Dresser-Rand Group	13,800	559,314
†Dril-Quip	5,900	318,069
†FMC Technologies	51,800	1,947,680
†McDermott International	76,700	825,292
†Nabors Industries	62,900	771,154
Oceaneering International	35,700	1,261,638
†TETRA Technologies	26,100	201,492
		9,422,635
Food & Staples Retailing – 0.59%
Whole Foods Market	21,100	1,378,041
		1,378,041
Food Products – 1.65%
Campbell Soup	12,100	391,677
Flowers Foods	41,600	809,536
Hershey	14,400	853,056
McCormick	19,700	909,352
Mead Johnson Nutrition Class A	5,500	378,565
Smucker (J.M.)	6,900	502,941
		3,845,127
Health Care Equipment & Supplies – 1.95%
Bard (C.R.)	17,600	1,540,704
DENTSPLY International	24,500	751,905
†Edwards Lifesciences	7,300	520,344
†IDEXX Laboratories	7,900	544,863
†Intuitive Surgical	1,100	400,708
†Thoratec	12,300	401,472
†Varian Medical Systems	7,100	370,336
		4,530,332
Health Care Providers & Services – 4.56%
†AMERIGROUP	17,800	694,378
AmerisourceBergen	59,700	2,225,019
†Catalyst Health Solutions	16,000	923,040
CIGNA	11,800	494,892
†Community Health Systems	18,800	312,832
†DaVita	14,400	902,448
Humana	5,200	378,196
†Laboratory Corporation America Holdings	13,900	1,098,795
†Mednax	12,500	783,000
Quest Diagnostics	27,500	1,357,400
†Schein (Henry)	14,500	899,145
Universal Health Services Class B	15,800	537,200
		10,606,345
Health Care Technology – 1.32%
†Allscripts Healthcare Solutions	60,500	1,090,210
†Cerner	12,300	842,796
†SXC Health Solutions	20,500	1,141,850
		3,074,856
Hotels, Restaurants & Leisure – 5.08%
†Chipotle Mexican Grill Class A	2,800	848,260
Choice Hotels International	27,000	802,440
†Ctrip.com International ADR	23,100	742,896
†Hyatt Hotels Class A	15,500	486,235
International Game Technology	42,200	613,166
Marriott International Class A	70,257	1,913,800
†Panera Bread Class A	8,100	841,914
Royal Caribbean Cruises	64,600	1,397,944
Starwood Hotels & Resorts Worldwide	43,500	1,688,670
Tim Hortons	25,500	1,180,650
†WMS Industries	21,950	386,101
Wynn Resorts	8,000	920,640
		11,822,716
Household Durables – 0.43%
†Fortune Brands	12,100	654,368
†Toll Brothers	23,700	341,991
		996,359
Household Products – 0.71%
Church & Dwight	27,700	1,224,340
Clorox	6,300	417,879
		1,642,219
Independent Power Producers & Energy Traders – 0.36%
†Calpine	58,900	829,312
		829,312
Insurance – 1.54%
†Arch Capital Group	12,900	421,508
AXIS Capital Holdings	13,700	355,378
Berkley (W.R.)	12,500	371,125
Brown & Brown	43,000	765,400
HCC Insurance Holdings	14,300	386,815
Principal Financial Group	16,400	371,788
RenaissanceRe Holdings	8,200	523,160
Willis Group Holdings	11,000	378,070
		3,573,244
Internet & Catalog Retail – 0.85%
†Liberty Interactive Class A	134,300	1,983,611
		1,983,611
Internet Software & Services – 0.62%
†Equinix	4,300	381,969
†Rackspace Hosting	10,400	355,056
†Sina	10,000	716,100
		1,453,125
IT Services – 1.72%
†Genpact	23,900	343,921
Paychex	18,800	495,756
†Teradata	22,100	1,183,013
Western Union	129,500	1,980,055
		4,002,745
Leisure Equipment & Products – 0.66%
Mattel	59,500	1,540,455
		1,540,455
Life Sciences Tools & Services – 1.65%
†Bruker	33,700	455,961
†Charles River Laboratories International	9,200	263,304
†Covance	13,100	595,395
†Illumina	19,200	785,664
†Life Technologies	9,700	372,771
†Mettler-Toledo International	6,400	895,744
†Waters	6,400	483,136
		3,851,975
Machinery – 3.83%
CLARCOR	9,100	376,558
Cummins	20,500	1,674,030
Donaldson	12,200	668,560
Flowserve	5,700	421,800
Graco	10,400	355,056
IDEX	11,325	352,887
Joy Global	20,800	1,297,504
PACCAR	11,000	372,020
Pall	21,300	903,120
†Terex	15,200	155,952
Valmont Industries	11,800	919,692
†WABCO Holdings	20,400	772,344
Wabtec	12,200	645,014
		8,914,537
Media – 3.28%
†Central European Media Enterprises	36,400	284,284
CTC Media	46,100	410,290
†Discovery Communications Class C	49,800	1,750,470
†Liberty Media-Starz Class A	5,900	375,004
†Madison Square Garden Class A	30,100	686,280
McGraw-Hill	40,300	1,652,300
Omnicom Group	51,400	1,893,576
†Pandora Media	39,400	577,210
		7,629,414
Metals & Mining – 3.90%
Agnico-Eagle Mines	6,100	363,072
Carpenter Technology	14,900	668,861
Cliffs Natural Resources	25,800	1,320,186
Compass Minerals International	32,500	2,170,350
Eldorado Gold	53,400	915,276
HudBay Minerals	93,400	891,970
†Osisko Mining	75,200	952,032
†Stillwater Mining	31,000	263,500
Ternium ADR	21,800	454,094
United States Steel	11,300	248,713
Walter Energy	14,000	840,140
		9,088,194
Multiline Retail – 1.57%
†Dollar General	25,300	955,328
†Dollar Tree	15,750	1,182,983
Kohl's	30,700	1,507,370
		3,645,681
Office Electronics – 0.16%
†Zebra Technologies	11,750	363,545
		363,545
Oil, Gas & Consumable Fuels – 5.42%
Arch Coal	50,424	735,182
Cimarex Energy	10,700	595,990
†Concho Resources	22,900	1,629,106
†Continental Resources	15,700	759,409
EQT	23,300	1,243,288
†Forest Oil	16,200	233,280
†Kosmos Energy	30,900	361,839
Murphy Oil	6,700	295,872
†Newfield Exploration	13,500	535,815
Peabody Energy	46,300	1,568,644
QEP Resources	24,600	665,922
†Quicksilver Resources	55,800	422,964
Range Resources	32,800	1,917,488
SM Energy	12,600	764,190
†Southwestern Energy	16,600	553,278
†Ultra Petroleum	12,000	332,640
		12,614,907
Personal Products – 0.57%
Avon Products	68,200	1,336,720
		1,336,720
Pharmaceuticals – 0.25%
Valeant Pharmaceuticals International	15,900	590,208
		590,208
Professional Services – 1.30%
Dun & Bradstreet	4,200	257,292
Manpower	42,600	1,432,212
Robert Half International	31,300	664,186
†Verisk Analytics Class A	19,100	664,107
		3,017,797
Real Estate Management & Development – 0.88%
†Forest City Enterprises Class A	41,600	443,456
Jones Lang LaSalle	31,000	1,606,110
		2,049,566
Road & Rail – 1.52%
†Hertz Global Holdings	43,500	387,150
Hunt (J.B.) Transport Services	17,600	635,712
†Kansas City Southern	31,400	1,568,744
Landstar System	23,800	941,528
		3,533,134
Semiconductors & Semiconductor Equipment – 6.86%
Altera	30,900	974,277
Analog Devices	42,900	1,340,625
ARM Holdings ADR	39,100	997,050
†Atmel	151,600	1,223,412
†First Solar	9,300	587,853
Intersil Class A	37,400	384,846
KLA-Tencor	11,100	424,908
†Lam Research	32,400	1,230,552
Linear Technology	45,300	1,252,545
†Marvell Technology Group	95,400	1,386,162
Microchip Technology	27,400	852,414
†NVIDIA	95,000	1,187,500
†ON Semiconductor	71,600	513,372
†Silicon Laboratories	31,400	1,052,214
†Skyworks Solutions	34,700	622,518
†TriQuint Semiconductor	56,000	281,120
Xilinx	60,400	1,657,375
		15,968,743
Software – 7.44%
†Adobe Systems	34,600	836,282
†ANSYS	21,000	1,029,840
†Ariba	30,800	853,468
†Autodesk	60,500	1,680,690
†Check Point Software Technologies	14,300	754,468
†Citrix Systems	11,600	632,548
†Concur Technologies	26,300	978,886
FactSet Research Systems	4,650	413,711
†Fortinet	26,000	436,800
†Informatica	23,600	966,420
Intuit	28,800	1,366,272
†MICROS Systems	13,400	588,394
†Nuance Communications	116,300	2,367,867
†Red Hat	40,900	1,728,434
†Rovi	25,900	1,113,182
Solera Holdings	8,700	439,350
†TIBCO Software	50,700	1,135,173
		17,321,785
Specialty Retail – 5.74%
†AutoZone	2,700	861,813
†Bed Bath & Beyond	31,600	1,810,996
†CarMax	66,700	1,590,795
Chico's FAS	30,800	352,044
†Dick's Sporting Goods	19,600	655,816
Gap	25,400	412,496
Guess	12,100	344,729
Men's Wearhouse	13,750	358,600
†O'Reilly Automotive	21,700	1,445,871
PETsMART	20,300	865,795
Ross Stores	27,200	2,140,368
Tiffany	14,900	906,218
Tractor Supply	8,600	537,930
†Urban Outfitters	26,600	593,712
Williams-Sonoma	15,600	480,324
		13,357,507
Textiles, Apparel & Luxury Goods – 0.70%
†Fossil	11,500	932,190
=@†Michael Kors Holding	15,174	698,821
		1,631,011
Thrift & Mortgage Finance – 0.15%
BankUnited	17,200	357,072
		357,072
Tobacco – 0.22%
Lorillard	4,700	520,290
		520,290
Trading Companies & Distributors – 1.25%
†Air Lease	19,800	380,160
Fastenal	36,800	1,224,704
Grainger (W.W.)	8,700	1,300,998
		2,905,862
Wireless Telecommunication Services – 1.56%
†Crown Castle International	47,700	1,939,959
†NII Holdings	12,500	336,875
†SBA Communications Class A	39,500	1,361,960
		3,638,794
Total Common Stock (Cost $203,422,013)		230,078,336
Preferred Stock – 0.87%
@=†Coupons Series B	128,966	708,455
@=†Groupon Series G	22,708	1,323,838
Total Preferred Stock (Cost $1,425,801)		2,032,293

Short-Term Investment – 0.25%
Money Market Mutual Fund – 0.25%
Dreyfus Treasury & Agency Cash Management Fund	573,271	573,271
Total Short-Term Investment (Cost $573,271)		573,271
Total Value of Securities – 99.96%
(Cost $205,421,085)		232,683,900
Receivables and Other Assets Net of Liabilities – 0.04%		85,228
Net Assets Applicable to 18,753,820 Shares Outstanding – 100.00%		$232,769,128

†Non income producing security.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At September 30, 2011, the aggregate amount of fair valued securities was $2,731,114, which represented 1.17% of the Fund’s net assets. See Note 1 in "Notes."
@Illiquid security. September 30, 2011, the aggregate amount of illiquid securities was $2,731,114, which represented 1.17% of the Fund's net assets. See Note 3 in "Notes."

ADR – American Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends lo continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year.  Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007-December 31, 2010), and has concluded that no provisionfor federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings.  Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$207,021,155
Aggregate unrealized appreciation	$53,435,893
Aggregate unrealized depreciation	(27,773,148)
Net unrealized appreciation	$25,662,745

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $27,516,067 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $15,907,305 expires in 2011, $559,440 expires in 2016 and $11,049,322 expires in 2017.

U.S.GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 3	Total
Common Stock	$229,379,515	$698,821	$230,078,336
Preferred Stock	-	2,032,293	2,032,293
Short-Term Investment	573,271	-	573,271
Total	$229,952,786	$2,731,114	$232,683,900

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Preferred	Common
	Stock	Stock	Total
Balance as of 12/31/10	$717,346	$-	$717,346
Purchases	708,455	698,821	1,407,276
Net change in unrealized appreciation/depreciation	606,492	-	606,492
Balance as of 9/30/11	$2,032,293	$698,821	$2,731,114

Net change in unrealized appreciation/depreciation
From investments still held as of 9/30/11	$606,492	$-	$606,492

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Market Risk
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. As of September 30, 2011, there were no Rule 144A securities.  Illiquid securities have been identified on the Schedule of Investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP T. Rowe Price Growth Stock Fund

September 30, 2011
		Number of	Value
		Shares	(U.S. $)
Common Stock – 97.92%
Aerospace & Defense – 2.26%
Boeing		19,900	$1,204,149
Precision Castparts		14,200	2,207,532
			3,411,681
Air Freight & Logistics – 2.82%
Expeditors International of Washington		20,800	843,440
FedEx		31,700	2,145,456
United Parcel Service Class B		20,200	1,275,630
			4,264,526
Auto Components – 0.32%
Johnson Controls		18,600	490,482
			490,482
Automobiles – 0.28%
Harley-Davidson		12,300	422,259
			422,259
Beverages – 0.39%
†Hansen Natural		6,800	593,572
			593,572
Biotechnology – 1.58%
†Alexion Pharmaceuticals		9,600	614,976
†Biogen Idec		6,900	642,735
†Celgene		11,900	736,848
†Human Genome Sciences		30,800	390,852
			2,385,411
Capital Markets – 1.75%
Franklin Resources		18,700	1,788,468
Invesco		55,700	863,907
			2,652,375
Chemicals – 3.21%
Air Products & Chemicals		8,100	618,597
Potash Corp. of Saskatchewan		17,600	760,672
Praxair		37,200	3,477,456
			4,856,725
Commercial Banks – 0.48%
U.S. Bancorp		30,900	727,386
			727,386
Communications Equipment – 3.38%
†Juniper Networks		57,300	988,998
QUALCOMM		84,800	4,123,824
			5,112,822
Computers & Peripherals – 10.55%
†Apple		37,200	14,179,895
†EMC		24,300	510,057
†NetApp		21,900	743,286
†SanDisk		13,200	532,620
			15,965,858
Construction & Engineering – 0.26%
Fluor		8,400	391,020
			391,020
Consumer Finance – 1.42%
American Express		47,900	2,150,710
			2,150,710
Diversified Financial Services – 1.47%
†IntercontinentalExchange		11,200	1,324,512
JPMorgan Chase		30,000	903,600
			2,228,112
Electrical Equipment – 1.46%
†Babcock & Wilcox		17,300	338,215
Cooper Industries		13,600	627,232
Emerson Electric		13,800	570,078
Roper Industries		9,800	675,318
			2,210,843
Electronic Equipment, Instruments & Components – 1.43%
Corning		130,000	1,606,800
†Trimble Navigation		16,600	556,930
			2,163,730
Energy Equipment & Services – 3.21%
†Cameron International		25,400	1,055,116
†FMC Technologies		36,800	1,383,680
†McDermott International		39,500	425,020
Schlumberger		33,500	2,000,955
			4,864,771
Food & Staples Retailing – 1.26%
Costco Wholesale		16,200	1,330,344
Whole Foods Market		8,700	568,197
			1,898,541
Food Products – 0.81%
†Green Mountain Coffee Roasters		13,100	1,217,514
			1,217,514
Health Care Equipment & Supplies – 1.51%
Baxter International		8,400	471,576
Covidien		6,100	269,010
†Edwards Lifesciences		9,700	691,416
Stryker		18,200	857,766
			2,289,768
Health Care Providers & Services – 2.35%
AmerisourceBergen		14,100	525,507
†Express Scripts		30,300	1,123,221
McKesson		26,300	1,912,010
			3,560,738
Hotels, Restaurants & Leisure – 5.71%
Carnival		23,596	735,409
†Chipotle Mexican Grill		4,200	1,272,390
†Ctrip.com International ADR		22,900	736,464
†Las Vegas Sands		21,300	816,642
Marriott International Class A		45,751	1,246,257
†MGM Resorts International		40,000	371,600
Royal Caribbean Cruises		13,600	294,304
Starbucks		46,300	1,726,527
Starwood Hotels & Resorts Worldwide		22,100	857,922
Yum Brands		11,700	577,863
			8,635,378
Industrial Conglomerates – 0.51%
3	M	10,800	775,332
			775,332
Internet & Catalog Retail – 7.00%
†Amazon.com		31,800	6,876,114
†Liberty Interactive Class A		35,100	518,427
†priceline.com		7,100	3,191,166
			10,585,707
Internet Software & Services – 10.28%
†Baidu ADR		29,600	3,164,536
†eBay		55,500	1,636,695
@=†Facebook Class A		22,094	688,164
@=†Facebook Class B		62,018	1,931,681
†Google Class A		12,200	6,275,436
@#=†Mail.Ru.Group 144A GDR		19,584	583,053
Tencent Holdings		56,100	1,163,617
@=†Twitter		7,310	117,677
			15,560,859
IT Services – 5.74%
Accenture Class A		32,950	1,735,806
Mastercard Class A		12,100	3,837,636
†Teradata		10,700	572,771
Visa Class A		20,000	1,714,400
Western Union		53,500	818,015
			8,678,628
Machinery – 4.37%
Caterpillar		6,200	457,808
Cummins		8,200	669,612
Danaher		100,040	4,195,678
Deere		9,600	619,872
Joy Global		10,700	667,466
			6,610,436
Media – 0.89%
†Discovery Communications Class A		7,800	293,436
Disney (Walt)		35,000	1,055,600
			1,349,036
Metals & Mining – 1.11%
BHP Billiton		33,389	1,105,925
Freeport-McMoRan Copper & Gold		18,900	575,505
			1,681,430
Oil, Gas & Consumable Fuels – 3.46%
Cimarex Energy		6,500	362,050
†Continental Resources		15,900	769,083
EOG Resources		18,100	1,285,281
Occidental Petroleum		21,700	1,551,550
Peabody Energy		17,800	603,064
Suncor Energy		26,300	669,072
			5,240,100
Pharmaceuticals – 0.89%
Allergan		10,400	856,752
Valeant Pharmaceuticals International		13,200	489,984
			1,346,736
Real Estate Management & Development – 0.29%
†CB Richard Ellis Group Class A		32,500	437,450
			437,450
Road & Rail – 1.49%
†Kansas City Southern		14,600	729,416
Union Pacific		18,700	1,527,229
			2,256,645
Semiconductors & Semiconductor Equipment – 0.96%
†Broadcom Class A		34,400	1,145,176
†NXP Semiconductor		21,900	309,228
			1,454,404
Software – 2.30%
†Autodesk		25,900	719,502
†Nuance Communications		29,900	608,764
†Red Hat		20,800	879,008
†Rovi		15,400	661,892
†salesforce.com		5,300	605,684
			3,474,850
Specialty Retail – 1.62%
†AutoZone		2,800	893,732
†CarMax		35,600	849,060
Ross Stores		8,900	700,341
			2,443,133
Textiles, Apparel & Luxury Goods – 3.03%
Coach		10,800	559,764
†Fossil		7,103	575,769
NIKE Class B		21,700	1,855,567
Polo Ralph Lauren		7,800	1,011,660
†Prada		138,700	585,078
			4,587,838
Trading Companies & Distributors – 1.63%
Fastenal		57,200	1,903,616
Grainger (W.W.)		3,800	568,252
			2,471,868
Wireless Telecommunication Services – 4.44%
†American Tower Class A		60,100	3,233,380
†Crown Castle International		85,700	3,485,419
			6,718,799
Total Common Stock (Cost $118,037,394)			148,167,473
Preferred Stock – 0.88%
@=†Twitter Series A		19	306
@=†Twitter Series B		296	4,764
@=†Twitter Series C		76	1,223
@=†Twitter Series D		2,806	45,159
@=†Twitter Series G-2		24,414	392,910
@=†Zynga Series C		63,112	885,405
Total Preferred Stock (Cost $1,329,765)			1,329,767
Short-Term Investment – 1.11%
Money Market Mutual Fund – 1.11%
Dreyfus Treasury & Agency Cash Management Fund		1,686,340	1,686,340
Total Short-Term Investment (Cost $1,686,340)			1,686,340

Total Value of Securities – 99.91%
(Cost $121,053,499)			151,183,580
Receivables and Other Assets Net of Liabilities – 0.09%			138,957
Net Assets Applicable to 9,527,673 Shares Outstanding – 100.00%			$151,322,537

†Non income producing security.
@Illiquid security. At September 30, 2011, the aggregate amount of illiquid securities was $4,650,342, which represented 3.07% of the Fund’s net assets. See Note 4 in “Notes.”
=Security is being fair valued in accordance with the Fund's fair valuation policy. At September 30, 2011, the aggregate amount of fair valued securities was $4,650,342, which represented 3.07% of the Fund's net assets. See Note 1 in "Notes.”
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2011, the aggregate amount of Rule 144A securities was $583,053, which represented 0.39% of the Fund's net assets. See Note 4 in "Notes."

Summary of Abbreviations:
ADR – American Depositary Receipt
GDR – Global Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP T. Rowe Price Growth Stock Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$124,942,685
Aggregate unrealized appreciation	$38,247,659
Aggregate unrealized depreciation	(12,006,764)
Net unrealized appreciation	$26,240,895

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $62,919,953 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $2,424,292 expires in 2011, $19,123,114 expires in 2016 and $41,372,547 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$141,256,869	$3,590,029	$3,320,575	$148,167,473
Preferred Stock	-	-	1,329,767	1,329,767
Short-Term Investment	1,686,340	-	-	1,686,340
Total	$142,943,209	$3,590,029	$4,650,342	$151,183,580

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock	Preferred Stock	Total
Balance as of 12/31/10	$86,400	$-	$86,400
Purchases	3,836,231	1,329,767	5,165,998
Sales	(819,702)	-	(819,702)
Net realized loss	(105,474)	-	(105,474)
Net change in unrealized
appreciation/deprecation	323,120	-	323,120
Balance as of 9/30/11	$3,320,575	$1,329,767	$4,650,342

Net change in unrealized
appreciation/depreciation
from investments
still held as of 9/30/11	$323,120	$-	$323,120

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at September 30, 2011.

4. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Schedule of Investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Money Market Fund

September 30, 2011
	Principal
	Amount	Value
	(U.S. $)	(U.S. $)
Certificates of Deposit – 12.09%
Bank of Montreal Chicago 0.03% 10/7/11	$45,000,000	$45,000,000
Bank of Nova Scotia Houston
0.04% 10/5/11	25,000,000	25,000,000
0.13% 10/5/11	20,315,000	20,315,000
Toronto Dominion Bank New York
0.12% 10/11/11	15,000,000	15,000,000
•0.307% 10/28/11	13,500,000	13,500,000
Total Certificates of Deposit (Cost $118,815,000)		118,815,000

Commercial Paper – 73.68%
Chemicals – 2.10%
≠duPont (E.I.) deNemours 0.12% 10/27/11	20,675,000	20,673,208
		20,673,208
Colleges & Universities – 24.51%
≠Brown University
0.20% 1/4/12	14,700,000	14,692,242
0.20% 1/17/12	6,700,000	6,695,980
0.21% 12/15/11	9,100,000	9,096,019
Connecticut Health & Education (Yale University Series)
0.10% 10/3/11	4,160,000	4,160,000
0.11% 10/4/11	5,380,000	5,380,000
≠Cornell University
0.21% 11/3/11	5,000,000	4,999,038
0.22% 2/13/12	5,000,000	4,995,875
0.22% 2/22/12	9,000,000	8,992,080
0.24% 12/5/11	4,000,000	3,998,267
≠Dartmouth College 0.20% 11/8/11	4,000,000	3,999,156
≠Duke University 0.20% 11/8/11	5,475,000	5,473,844
Emory University
0.16% 12/1/11	10,000,000	10,000,000
0.22% 11/8/11	10,000,000	10,000,000
≠Leland Stanford Junior University 0.19% 12/8/11	24,976,000	24,967,036
≠Massachusetts Health & Education Facilities Authority (Harvard University) 0.11% 11/3/11	25,000,000	24,999,999
≠St. Joseph County, Indiana
0.15% 10/3/11	17,500,000	17,499,854
0.25% 11/16/11	6,000,000	5,998,083
≠University of Chicago
0.19% 12/6/11	10,000,000	9,996,517
0.23% 12/15/11	25,000,000	24,988,021
≠Vanderbilt University 0.29% 1/23/12	15,000,000	14,986,225
≠Yale University 0.18% 10/3/11	25,000,000	24,999,750
		240,917,986
Commercial Banks – 19.33%
≠Abbey National North America 0.11% 10/3/11	45,000,000	44,999,725
≠Barclays US Funding 0.08% 10/3/11	45,000,000	44,999,800
≠Commonwealth Bank Australia 0.06% 10/12/11	45,000,000	44,999,175
≠Eksportfinans 0.15% 12/28/11	15,000,000	14,994,500
≠Skandinav Enskilda Bank 0.32% 10/11/11	20,000,000	19,998,222
≠≥Westpac Securities New Zealand 0.311% 12/12/11	20,000,000	19,987,600
		189,979,022
Diversified Financial Services – 7.20%
≠Allianz Finance 0.20% 10/6/11	7,185,000	7,184,800
≠John Deere Bank 0.12% 10/5/11	5,000,000	4,999,933
≠John Deere Capital 0.15% 12/5/11	10,000,000	9,997,292
≠National Australia Funding 0.25% 11/4/11	33,555,000	33,547,077
≠Toyota Motor Credit 0.165% 10/6/11	15,000,000	14,999,656
		70,728,758
Energy Equipment & Services – 4.53%
≠Schlumberger Technology
0.13% 11/7/11	20,000,000	19,997,327
0.17% 11/21/11	10,000,000	9,997,592
0.175% 11/17/11	5,000,000	4,998,858
0.20% 12/2/11	9,500,000	9,496,728
		44,490,505
Food Products – 1.74%
≠Nestle Finance International 0.13% 11/21/11	17,100,000	17,096,851
		17,096,851
Health Care Equipment & Supplies – 6.63%
≠Becton, Dickinson 0.10% 11/29/11	19,050,000	19,046,878
≠Medtronic
0.12% 12/13/11	11,125,000	11,122,293
0.13% 2/23/12	35,000,000	34,981,673
		65,150,844
Health Care Providers & Services – 2.95%
Catholic Health Initiatives
0.18% 11/17/11	14,000,000	14,000,000
0.20% 11/3/11	15,000,000	15,000,000
		29,000,000
Household Products – 0.51%
≠Procter & Gamble 0.05% 10/11/11	5,000,000	4,999,931
		4,999,931
Machinery – 1.88%
≠Danaher 0.04% 10/3/11	18,425,000	18,424,959
		18,424,959
Pharmaceuticals – 2.30%
≠Novartis Finance 0.05% 10/7/11	22,635,000	22,634,811
		22,634,811
Total Commercial Paper (Cost $724,096,875)		724,096,875
Corporate Bonds – 2.86%
Capital Markets – 0.44%
Credit Suisse USA 6.50% 1/15/12	500,000	508,483
Goldman Sachs Group 6.60% 1/15/12	3,800,000	3,865,522
		4,374,005
Commercial Banks – 0.60%
Eksportfinans 5.125% 10/26/11	2,500,000	2,508,057
National City Bank Cleveland 6.20% 12/15/11	3,330,000	3,368,138
		5,876,195
Diversified Financial Services – 1.82%
General Electric Capital
4.375% 3/3/12	250,000	253,947
5.875% 2/15/12	13,210,000	13,477,023
6.00% 6/15/12	4,000,000	4,154,151
		17,885,121
Total Corporate Bonds (Cost $28,135,321)		28,135,321
Municipal Bonds – 9.54%
California State Revenue Anticipation Notes Series A2 2.00% 6/26/12	12,000,000	12,140,964
•Delaware River Port Authority Pennsylvania & New Jersey Revenue Series C
0.13% 1/1/26 (LOC–PNC Bank N.A.)	10,250,000	10,250,000
•Hanover County, Virginia Economic Development Authority Revenue (Bon Secours Health)
Series D-2 0.12% 11/1/25 (LOC–US Bank N.A)	5,900,000	5,900,000
Los Angeles, California Tax & Revenue Anticipation Notes
2.50% 2/29/12	6,500,000	6,559,102
Series A 2.50% 2/29/12	6,500,000	6,558,082
•Maryland State Health & Higher Educational Facilities Authority Revenue (Adjustable Pooled
Loan Program) Series B 0.15% 4/1/35 (LOC–JPMorgan Chase Bank)	12,600,000	12,600,000
•Massachusetts State Port Authority Revenue Series D 0.15% 7/1/29 (LOC–Bank of America N.A) (AMT)	9,200,000	9,200,000
•New York City, New York Health & Hospital Revenue (Health System) Series E 0.13% 2/15/26
(LOC–JPMorgan Chase Bank)		11,265,000
11,265,000
•New York State Dormitory Authority Revenue Non-State Supported Debt (University of Rochester)
Series A-1 0.17% 7/1/27 (LOC–Bank of America N.A)	4,000,000	4,000,000
Texas State Tax & Revenue Anticipation Notes Series A 2.50% 8/30/12	15,000,000	15,305,830
Total Municipal Bonds (Cost $93,778,978)		93,778,978
Total Value of Securities – 98.17%
(Cost $964,826,174)©		964,826,174
Receivables and Other Assets Net of Liabilities – 1.83%		17,971,938
Net Assets Applicable to 98,279,914 Shares Outstanding – 100.00%		$982,798,112

•Variable rate security. The rate shown is the rate as of September 30, 2011. Interest rates reset periodically.
≠The rate shown is the effective yield at the time of purchase.
≥Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At September 30, 2011, the aggregate amount of these securities equaled $19,987,600, which represented 2.03% of the Fund’s net assets. See Note 3 in "Notes."
©Also the cost for federal income tax purposes.

Summary of Abbreviations:
AMT – Subject to Alternative Minimum Tax
LOC – Letter of Credit

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Money Market Fund (Fund).

Security Valuation – Securities are valued at amortized cost, which approximates market value and is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity. Significant inputs to the amortized cost method include purchase cost of security, premium or discount at the purchase date and time to maturity.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends daily and declares and pays distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

Level 2
Corporate Bonds	$28,135,321
Municipal Bonds	93,778,978
Short-Term Investments	842,911,875
Total	$964,826,174

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Credit and Market Risk
The Fund had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 41.48% of the Fund’s net assets at September 30, 2011. The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

The Fund may invest in securities exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) securities have been identified on the Schedule of Investments.

4. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Delaware Foundation® Conservative Allocation Fund

September 30, 2011

		Number of	Value
		Shares	(U.S. $)
Common Stock – 32.41%
U.S. Markets – 20.73%
Aerospace & Defense – 0.68%
Ducommun		3,200	$47,936
†Esterline Technologies		1,920	99,533
Honeywell International		4,350	191,009
†KEYW Holding		4,330	30,786
Lockheed Martin		1,650	119,856
Northrop Grumman		13,800	719,808
Raytheon		17,400	711,138
Rockwell Collins		1,200	63,312
Triumph Group		2,210	107,715
United Technologies		4,400	309,584
			2,400,677
Air Freight & Logistics – 0.21%
Expeditors International of Washington		14,450	585,947
FedEx		800	54,144
†Hub Group Class A		3,380	95,553
			735,644
Auto Components – 0.03%
Cooper Tire & Rubber		3,550	38,660
†Tenneco		2,520	64,537
			103,197
Automobiles – 0.05%
†Ford Motor		17,400	168,258
			168,258
Beverages – 0.15%
Coca-Cola		2,600	175,656
PepsiCo		5,600	346,640
			522,296
Biotechnology – 0.23%
†Acorda Therapeutics		2,260	45,110
Amgen		3,200	175,840
†Celgene		2,650	164,088
†Gilead Sciences		4,430	171,884
†Incyte		4,010	56,020
†ONYX Pharmaceuticals		2,830	84,928
†Spectrum Pharmaceuticals		5,210	39,752
†Vertex Pharmaceuticals		1,800	80,172
			817,794
Building Products – 0.03%
AAON		3,970	62,528
†Gibraltar Industries		7,610	61,793
			124,321
Capital Markets – 0.30%
Apollo Investment		7,790	58,581
Bank of New York Mellon		35,600	661,804
BlackRock		1,200	177,612
Goldman Sachs Group		1,400	132,370
†Piper Jaffray		1,590	28,509
			1,058,876
Chemicals – 0.34%
Celanese Class A		4,950	161,024
Dow Chemical		3,500	78,610
duPont (E.I.) deNemours		17,578	702,592
Eastman Chemical		1,450	99,369
†Ferro		8,700	53,505
Koppers Holdings		2,530	64,793
†TPC Group		1,310	26,305
			1,186,198
Commercial Banks – 0.31%
Boston Private Financial Holdings		9,840	57,859
Cardinal Financial		5,860	50,513
City Holding		1,730	46,693
Home Bancshares		2,590	54,960
@Independent Bank		2,180	47,393
M&T Bank		1,200	83,880
Park National		1,270	67,158
Prosperity Bancshares		2,400	78,432
Susquehanna Bancshares		9,120	49,886
†Texas Capital Bancshares		2,740	62,609
Trustmark		4,050	73,508
Webster Financial		4,090	62,577
Wells Fargo		14,350	346,122
			1,081,590
Commercial Services & Supplies – 0.30%
McGrath RentCorp		1,620	38,540
Republic Services		3,600	101,016
†Tetra Tech		2,820	52,847
United Stationers		3,120	85,020
US Ecology		3,460	53,526
Waste Management		22,000	716,320
			1,047,269
Communications Equipment – 1.02%
Adtran		2,950	78,057
Cisco Systems		51,900	803,931
Motorola Solutions		18,000	754,200
†NETGEAR		1,740	45,049
Plantronics		2,320	66,004
†Polycom		17,900	328,823
QUALCOMM		30,740	1,494,886
†ViaSat		1,530	50,964
			3,621,914
Computers & Peripherals – 0.87%
†Apple		6,840	2,607,271
†EMC		12,150	255,029
†NetApp		3,900	132,366
†Synaptics		2,810	67,159
			3,061,825
Construction & Engineering – 0.09%
Fluor		2,700	125,685
Granite Construction		1,780	33,411
†MYR Group		4,010	70,736
Tutor Perini		2,610	29,989
†URS		2,550	75,633
			335,454
Consumer Finance – 0.05%
Capital One Financial		4,400	174,372
			174,372
Containers & Packaging – 0.05%
Boise		8,900	46,013
†Owens-Illinois		4,450	67,284
Silgan Holdings		2,190	80,461
			193,758
Diversified Consumer Services – 0.23%
†Apollo Group Class A		20,000	792,200
Lincoln Educational Services		3,185	25,767
			817,967
Diversified Financial Services – 0.62%
CME Group		3,225	794,640
†IntercontinentalExchange		9,300	1,099,817
JPMorgan Chase		10,500	316,260
			2,210,717
Diversified Telecommunication Services – 0.55%
Alaska Communications Systems Group		5,550	36,408
AT&T		39,707	1,132,443
Atlantic Tele-Network		1,280	42,086
Verizon Communications		20,460	752,928
			1,963,865
Electric Utilities – 0.52%
Cleco		2,430	82,960
Edison International		18,800	719,100
Exelon		3,350	142,744
Progress Energy		15,300	791,316
UIL Holdings		1,780	58,615
UNITIL		1,390	35,695
			1,830,430
Electrical Equipment – 0.04%
Acuity Brands		1,540	55,502
Roper Industries		1,300	89,583
			145,085
Electronic Equipment, Instruments & Components – 0.05%
†Anixter International		1,540	73,058
†FARO Technologies		1,860	58,683
†Rofin-Sinar Technologies		1,910	36,672
			168,413
Energy Equipment & Services – 0.25%
Baker Hughes		2,700	124,632
Bristow Group		2,060	87,406
†Complete Production Services		2,530	47,691
†Key Energy Services		7,370	69,941
Lufkin Industries		880	46,825
National Oilwell Varco		1,750	89,635
†Pioneer Drilling		9,260	66,487
†RigNet		3,760	60,273
Schlumberger		4,700	280,730
			873,620
Food & Staples Retailing – 0.75%
Casey's General Stores		2,560	111,744
CVS Caremark		29,290	983,558
†Fresh Market		1,560	59,530
Safeway		42,300	703,449
†Susser Holdings		5,540	110,412
Walgreen		20,800	684,112
			2,652,805
Food Products – 0.60%
Archer-Daniels-Midland		36,000	893,160
Bunge		4,100	238,989
General Mills		5,300	203,891
J&J Snack Foods		1,720	82,646
Kraft Foods		21,400	718,612
			2,137,298
Gas Utilities – 0.03%
AGL Resources		2,950	120,183
			120,183
Health Care Equipment & Supplies – 0.37%
†Align Technology		4,780	72,513
Baxter International		13,400	752,276
†Conmed		2,600	59,826
†CryoLife		7,200	32,328
†Haemonetics		1,280	74,854
†Merit Medical Systems		5,787	76,041
†Quidel		4,930	80,704
†SonoSite		2,670	81,008
West Pharmaceutical Services		1,980	73,458
			1,303,008
Health Care Providers & Services – 0.70%
†Air Methods		1,490	94,868
AmerisourceBergen		2,650	98,766
†AMN Healthcare Services		11,050	44,311
Cardinal Health		16,700	699,396
†Catalyst Health Solutions		1,520	87,689
†Express Scripts		4,650	172,376
†Medco Health Solutions		4,400	206,316
Quest Diagnostics		15,000	740,399
†Sun Healthcare Group		0	1
UnitedHealth Group		7,150	329,758
			2,473,880
Health Care Technology – 0.03%
Quality Systems		990	96,030
			96,030
Hotels, Restaurants & Leisure – 0.23%
†AFC Enterprises		6,730	79,616
†Bally Technologies		1,110	29,948
†Buffalo Wild Wings		950	56,810
CEC Entertainment		2,020	57,509
†Cheesecake Factory		1,900	46,835
†Jack in the Box		2,470	49,202
McDonald's		3,350	294,197
†Shuffle Master		7,450	62,655
Starbucks		3,400	126,786
			803,558
Household Durables – 0.05%
Jarden		5,850	165,321
			165,321
Household Products – 0.40%
Kimberly-Clark		13,400	951,534
Procter & Gamble		7,170	453,001
			1,404,535
Industrial Conglomerates – 0.04%
General Electric		10,050	153,162
			153,162
Insurance – 0.82%
AFLAC		4,250	148,538
Allstate		28,300	670,426
American Equity Investment Life Holding		7,050	61,688
Delphi Financial Group Class A		3,300	71,016
@Harleysville Group		600	35,316
Marsh & McLennan		25,000	663,500
Primerica		3,310	71,364
ProAssurance		940	67,699
Prudential Financial		4,900	229,614
Travelers		17,855	870,073
			2,889,234
Internet & Catalog Retail – 0.33%
Expedia		5,100	131,325
†priceline.com		2,300	1,033,758
			1,165,083
Internet Software & Services – 0.95%
†comScore		2,750	46,393
†Google Class A		2,895	1,489,129
j2 Global Communications		3,280	88,232
†Liquidity Services		2,140	68,630
†LogMeln		2,400	79,704
†QuinStreet		4,940	51,129
†ValueClick		3,940	61,306
VeriSign		28,200	806,802
†Vocus		3,410	57,152
†Yahoo		46,250	608,650
			3,357,127
IT Services – 1.09%
†Cognizant Technology Solutions Class A		2,700	169,290
†ExlService Holdings		1,000	22,000
International Business Machines		740	129,522
MasterCard Class A		4,175	1,324,143
Syntel		1,210	52,260
†TeleTech Holdings		4,670	71,171
†Teradata		14,000	749,420
Visa Class A		15,500	1,328,659
			3,846,465
Life Sciences Tools & Services – 0.05%
†Thermo Fisher Scientific		3,700	187,368
			187,368
Machinery – 0.32%
Barnes Group		3,700	71,225
Caterpillar		7,450	550,107
†Chart Industries		1,310	55,243
†Columbus McKinnon		4,240	46,470
Cummins		1,550	126,573
Deere		2,500	161,425
ESCO Technologies		2,040	52,020
†Kadant		3,200	56,832
			1,119,895
Media – 0.42%
CBS Class B		2,650	54,007
Cinemark Holdings		2,760	52,109
Comcast Class A		35,100	733,589
Comcast Special Class		14,250	294,833
†Knology		5,410	70,222
National CineMedia		3,610	52,381
Viacom Class B		6,100	236,314
			1,493,455
Metals & Mining – 0.05%
†Castle (A.M.)		3,650	39,931
Cliffs Natural Resources		1,850	94,665
†Coeur d'Alene Mines		2,290	49,098
			183,694
Multiline Retail – 0.25%
DSW Class A		2,490	114,988
Kohl's		3,200	157,120
Macy's		10,150	267,148
Nordstrom		3,750	171,300
Target		3,550	174,092
			884,648
Multi-Utilities – 0.08%
MDU Resources Group		5,300	101,707
NorthWestern		1,650	52,701
OGE Energy		2,350	112,307
			266,715
Office Electronics – 0.18%
Xerox		91,900	640,543
			640,543
Oil, Gas & Consumable Fuels – 1.49%
Apache		1,300	104,312
Berry Petroleum Class A		2,860	101,187
†Carrizo Oil & Gas		3,270	70,469
Chevron		10,121	936,394
ConocoPhillips		11,000	696,519
EOG Resources		13,050	926,680
Exxon Mobil		7,850	570,146
Hess		2,450	128,527
Marathon Oil		28,315	611,038
†Newfield Exploration		3,750	148,838
Occidental Petroleum		2,600	185,900
†Rosetta Resources		1,530	52,357
†Swift Energy		2,450	59,633
Williams		28,500	693,689
			5,285,689
Paper & Forest Products – 0.02%
†KapStone Paper & Packaging Class A		5,430	75,423
			75,423
Personal Products – 0.19%
Avon Products		31,100	609,560
†Prestige Brands Holdings		7,170	64,889
			674,449
Pharmaceuticals – 1.42%
Abbott Laboratories		4,400	225,016
Allergan		14,500	1,194,510
Johnson & Johnson		12,189	776,561
Merck		34,047	1,113,677
Perrigo		6,250	606,938
Pfizer		62,344	1,102,242
			5,018,944
Professional Services – 0.10%
†CRA International		1,930	38,619
†Kforce		6,470	63,471
Manpower		2,350	79,007
†RPX		1,170	24,231
Towers Watson Class A		2,650	158,417
			363,745
Real Estate Investment Trusts – 0.21%
DCT Industrial Trust		13,800	60,582
DuPont Fabros Technology		3,410	67,143
EastGroup Properties		2,090	79,713
Entertainment Properties Trust		2,060	80,299
Home Properties		1,810	102,736
Host Hotels & Resorts		10,380	113,556
LaSalle Hotel Properties		3,770	72,384
Sabra Health Care REIT		0	3
Sovran Self Storage		2,340	86,978
Tanger Factory Outlet Centers		2,870	74,649
			738,043
Road & Rail – 0.09%
Hunt (J.B.) Transport Services		2,200	79,464
Norfolk Southern		1,700	103,734
Union Pacific		1,650	134,756
			317,954
Semiconductors & Semiconductor Equipment – 0.39%
†Amkor Technology		13,230	57,683
†Applied Micro Circuits		10,270	55,150
†Cirrus Logic		2,580	38,029
Intel		43,211	921,690
†IXYS		5,420	58,970
†MEMC Electronic Materials		16,800	88,032
†ON Semiconductor		12,900	92,493
†Semtech		2,940	62,034
			1,374,081
Software – 0.69%
†Adobe Systems		27,400	662,257
Intuit		19,600	929,823
Microsoft		18,950	471,666
†Nuance Communications		4,000	81,440
Oracle		2,400	68,976
†Progress Software		3,525	61,864
†SolarWinds		1,930	42,499
†SS&C Technologies Holdings		5,030	71,879
†SuccessFactors		2,520	57,935
			2,448,339
Specialty Retail – 0.57%
Big 5 Sporting Goods		4,310	26,205
Guess		3,200	91,168
†Jos. A Bank Clothiers		1,980	92,327
Lowe's		63,600	1,230,024
Staples		43,700	581,210
			2,020,934
Textiles, Apparel & Luxury Goods – 0.30%
†G-III Apparel Group		3,340	76,352
†Iconix Brand Group		4,520	71,416
Jones Group		2,360	21,736
NIKE Class B		8,200	701,181
†Perry Ellis International		4,170	78,396
†Steven Madden		3,205	96,471
			1,045,552
Thrifts & Mortgage Finance – 0.03%
Dime Community Bancshares		5,130	51,967
Flushing Financial		5,800	62,640
			114,607
Trading Companies & Distributors – 0.04%
Applied Industrial Technologies		3,130	85,011
†Titan Machinery		3,190	57,101
			142,112
Wireless Telecommunication Services – 0.48%
†Crown Castle International		26,600	1,081,822
†NII Holdings		20,900	563,255
NTELOS Holdings		3,720	65,956
			1,711,033
Total U.S. Markets (Cost $65,712,435)			73,318,452

§Developed Markets – 6.66%
Air Freight & Logistics – 0.14%
Deutsche Post		38,559	493,608
			493,608
Airlines – 0.08%
Singapore Airlines		30,979	268,378
			268,378
Auto Components – 0.03%
Sumitomo Rubber Industries		9,251	118,287
			118,287
Automobiles – 0.29%
Bayerische Motoren Werke		5,628	371,751
Toyota Motor		19,500	668,445
			1,040,196
Beverages – 0.17%
Coca-Cola Amatil		51,461	589,742
			589,742
Biotechnology – 0.02%
†Alkermes		5,710	87,135
			87,135
Building Products – 0.20%
Asahi Glass		50,000	488,161
Cie de Saint-Gobain		6,118	233,384
			721,545
Chemicals – 0.21%
Agrium		1,800	119,988
Syngenta ADR		12,300	638,001
			757,989
Commercial Banks – 0.49%
Mitsubishi UFJ Financial Group		138,500	635,667
Nordea Bank		64,440	521,327
Standard Chartered		28,286	564,261
			1,721,255
Construction Materials – 0.05%
Lafarge		5,186	178,219
			178,219
Containers & Packaging – 0.19%
Rexam		139,507	670,764
			670,764
Diversified Telecommunication Services – 0.10%
China Unicom Hong Kong ADR		16,600	338,640
			338,640
Electrical Equipment – 0.06%
Alstom		6,422	211,507
			211,507
Energy Equipment & Services – 0.26%
†Nabors Industries		6,100	74,786
Noble		4,700	137,945
Tesco		123,561	723,675
			936,406
Food Products – 0.44%
Aryzta		16,843	731,285
China Mengniu Dairy		31,000	94,849
Greggs		102,425	732,797
			1,558,931
Household Durables – 0.07%
Techtronic Industries		370,500	249,089
			249,089
Industrial Conglomerates – 0.04%
Koninklijke Philips Electronics		7,100	127,374
†@Tianjin Development Holdings		56,000	24,613
			151,987
Insurance – 0.09%
Alterra Capital Holdings		3,240	61,463
AXA		19,237	250,243
			311,706
IT Services – 0.43%
Accenture Class A		3,600	189,648
†CGI Group Class A		69,283	1,302,650
†InterXion Holding		2,480	29,289
			1,521,587
Life Sciences Tools & Services – 0.02%
†ICON ADR		3,350	53,868
			53,868
Machinery – 0.03%
Vallourec		1,927	110,341
			110,341
Marine – 0.01%
Box Ships		4,390	34,725
			34,725
Media – 0.32%
Promotora de Informaciones ADR		30,600	135,558
Publicis Groupe		6,470	270,005
Vivendi		35,574	724,203
			1,129,766
Metals & Mining – 0.50%
Anglo American ADR		4,600	79,864
†AuRico Gold		49,091	463,139
Rio Tinto		10,328	457,969
Yamana Gold		54,720	750,618
			1,751,590
Multiline Retail – 0.22%
Don Quijote		15,400	549,791
PPR		1,841	237,943
			787,734
Multi-Utilities – 0.27%
National Grid		94,638	937,932
			937,932
Oil, Gas & Consumable Fuels – 0.17%
Total		13,990	617,161
			617,161
Pharmaceuticals – 0.75%
Meda Class A		55,942	510,292
Novartis		13,479	752,877
Novo Nordisk ADR		6,300	626,976
Sanofi		11,411	750,495
			2,640,640
Professional Services – 0.12%
Teleperformance		20,408	433,490
			433,490
Road & Rail – 0.19%
East Japan Railway		10,867	658,829
			658,829
Textiles, Apparel & Luxury Goods – 0.11%
Yue Yuen Industrial Holdings		148,000	382,765
			382,765
Trading Companies & Distributors – 0.22%
ITOCHU		82,142	784,935
			784,935
Wireless Telecommunication Services – 0.37%
China Mobile ADR		8,000	389,680
Vodafone Group		264,208	680,851
Vodafone Group ADR		8,600	220,590
			1,291,121
Total Developed Markets (Cost $23,479,252)			23,541,868
XEmerging Markets – 5.02%
Airlines – 0.02%
Gol Linhas Aereas Inteligentes ADR		15,700	87,292
			87,292
Automobiles – 0.00%
Oriental Holdings		720	1,009
			1,009
Beverages – 0.19%
Fomento Economico Mexicano ADR		2,600	168,532
@Lotte Chilsung Beverage		304	304,175
Tsingtao Brewery		13,542	74,314
@United Spirits		8,706	140,384
			687,405
Chemicals – 0.11%
Braskem ADR		6,700	104,654
Israel Chemicals		9,100	104,421
@KCC		746	139,011
Petronas Chemicals Group		34,400	59,434
			407,520
Commercial Banks – 0.65%
ABSA Group		4,585	75,940
Banco Bradesco ADR		6,133	90,707
Banco Santander Brasil ADR		23,700	173,484
Bangkok Bank		24,828	111,653
Bank of China		357,500	110,545
China Construction Bank		214,619	129,807
Grupo Financiero Banorte		26,900	79,477
@Hong Leong Bank		12,000	38,313
ICICI Bank ADR		3,100	107,632
Industrial & Commercial Bank of China		234,080	113,034
Itau Unibanco Holding ADR		6,000	93,120
@KB Financial Group ADR		9,522	311,941
Malayan Banking		34,463	85,991
OTP Bank		4,849	71,347
Powszechna Kasa Oszczednosci Bank Polski		10,215	100,644
@Sberbank		111,844	244,938
Standard Bank Group		15,373	175,751
Turkiye Is Bankasi Class C		18,480	47,469
VTB Bank GDR		33,000	135,219
			2,297,012
Communications Equipment – 0.24%
HTC		37,965	833,867
			833,867
Construction & Engineering – 0.02%
†Empresas ADR		16,700	74,148
			74,148
Construction Materials – 0.06%
Cemex ADR		36,721	116,038
Siam Cement NVDR		7,300	61,016
Ultratech Cement		2,063	47,914
			224,968
Diversified Consumer Services – 0.00%
†Xueda Education Group ADR		4,300	11,739
			11,739
Diversified Financial Services – 0.04%
Fubon Financial Holding		125,671	129,816
			129,816
Diversified Telecommunication Services – 0.21%
China Telecom		140,000	87,671
Chunghwa Telecom ADR		3,898	128,634
KT ADR		14,400	212,832
LG Uplus		21,563	115,858
Telecomunicacoes de Sao Paulo ADR		7,595	200,888
			745,883
Electric Utilities – 0.06%
Centrais Eletricas Brasileiras ADR		7,200	63,144
Light		7,600	99,947
PGE		9,738	56,806
			219,897
Electrical Equipment – 0.00%
Leoch International Technology		10,000	3,690
			3,690
Electronic Equipment, Instruments & Components – 0.10%
Hon Hai Precision Industry		132,488	295,336
LG Display ADR		5,500	44,825
			340,161
Food & Staples Retailing – 0.04%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR		2,500	76,950
Wal-Mart de Mexico Series V		32,251	73,923
			150,873
Food Products – 0.14%
Brazil Foods ADR		8,900	156,017
@Cresud ADR		9,100	98,462
@Lotte Confectionery		137	175,497
Tingyi Cayman Islands Holding		26,606	65,218
			495,194
Hotels, Restaurants & Leisure – 0.14%
†Ctrip.com International ADR		15,200	488,832
			488,832
Household Durables – 0.07%
Cyrela		9,010	55,774
LG Electronics		1,395	79,447
@Turkiye Sise ve Cam Fabrikalari		51,654	98,509
			233,730
Independent Power Producers & Energy Traders – 0.02%
@Huaneng Power International ADR		3,500	58,905
			58,905
Insurance – 0.11%
Cathay Financial Holding		69,615	78,902
Powszechny Zaklad Ubezpieczen		1,652	155,688
#Samsung Life Insurance 144A		2,170	164,783
			399,373
Internet & Catalog Retail – 0.05%
B2W Cia Global Do Varejo		8,905	70,407
Hyundai Home Shopping Network		974	112,709
			183,116
Internet Software & Services – 0.12%
Alibaba.com		35,000	32,211
†Sina		2,500	179,025
†Sohu.com		4,100	197,620
			408,856
Machinery – 0.04%
United Tractors		53,990	133,412
			133,412
Marine – 0.03%
Santos Brasil Participacoes		8,200	102,391
			102,391
Media – 0.06%
Grupo Televisa ADR		12,200	224,358
			224,358
Metals & Mining – 0.34%
Anglo American Platinum		1,068	72,808
ArcelorMittal South Africa		16,749	122,449
Cia de Minas Buenaventura ADR		3,000	113,220
@Gerdau		14,200	82,997
Gerdau ADR		10,300	73,439
Impala Platinum Holdings		3,681	74,324
MMC Norilsk Nickel ADR		6,518	140,458
Steel Authority of India		33,690	72,171
Vale ADR		19,100	435,480
			1,187,346
Multiline Retail – 0.00%
†Magazine Luiza		3,000	18,443
			18,443
Oil, Gas & Consumable Fuels – 0.98%
Banpu NVDR		14,415	241,067
China Petroleum & Chemical ADR		300	28,740
CNOOC		303,000	487,186
CNOOC ADR		1,000	160,300
Gazprom ADR		25,400	243,148
†Jastrzebska Spolka Weglowa		2,500	64,153
LUKOIL ADR		2,200	110,418
PetroChina ADR		1,200	144,588
Petroleo Brasileiro SA ADR		27,455	616,365
Petroleo Brasileiro SP ADR		22,600	468,272
Polski Koncern Naftowy Orlen		7,906	86,122
PTT		14,313	119,505
PTT Exploration & Production		11,600	51,965
#Reliance Industries GDR 144A		7,500	242,060
Rosneft Oil GDR		27,500	159,765
Sasol ADR		3,600	146,160
Tambang Batubara Bukit Asam		42,000	79,362
			3,449,176
Paper & Forest Products – 0.04%
Fibria Celulose ADR		20,647	156,297
			156,297
Pharmaceuticals – 0.26%
Hypermarcas		11,200	53,441
Teva Pharmaceutical Industries ADR		23,300	867,226
			920,667
Real Estate Management & Development – 0.10%
=@#†Etalon Group GDR 144A		6,900	24,150
@IRSA Inversiones y Representaciones ADR		4,000	34,800
@KLCC Property Holdings		83,500	83,117
Torunlar Gayrimenkul Yatirim Ortakligi		20,458	55,421
@†UEM Land Holdings		245,850	132,946
			330,434

Road & Rail – 0.01%
All America Latina Logistica		8,800	39,511
			39,511
Semiconductors & Semiconductor Equipment – 0.28%
MediaTek		3,006	32,697
MStar Semiconductor		8,807	45,987
Samsung Electronics		691	481,249
Taiwan Semiconductor Manufacturing		77,594	174,703
Taiwan Semiconductor Manufacturing ADR		10,100	115,443
United Microelectronics		346,000	127,635
			977,714
Software – 0.07%
†Check Point Software Technologies		2,100	110,796
@†Shanda Interactive Entertainment ADR		4,900	144,746
			255,542
Tobacco – 0.06%
KT&G		3,414	211,918
			211,918
Wireless Telecommunication Services – 0.36%
America Movil ADR		2,000	44,160
Mobile Telesystems ADR		28,500	350,550
MTN Group		6,440	105,130
SK Telecom ADR		21,500	302,505
Turkcell Iletisim Hizmet ADR		13,900	156,792
Vodacom Group		27,394	305,109
			1,264,246
Total Emerging Markets (Cost $19,825,743)			17,754,741

Total Common Stock (Cost $109,017,430)			114,615,061
Convertible Preferred Stock – 0.11%
Apache 6.00% exercise price $109.12, expiration date 8/1/13		1,700	86,989
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49		914	45,414
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49		98	75,607
#Chesapeake Energy 144A 5.75% exercise price $27.94, expiration date 12/31/49		67	73,616
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49		123	101,968
Total Convertible Preferred Stock (Cost $473,214)			383,594

Exchange-Traded Funds – 4.53%
iShares MSCI EAFE Growth Index Fund		162,000	8,075,700
iShares MSCI EAFE Index Fund		134,800	6,436,700
Vanguard MSCI EAFE		49,900	1,505,483
Total Exchange-Traded Funds (Cost $15,699,744)			16,017,883

Preferred Stock – 0.32%
Alabama Power 5.625%		9,280	231,072
•PNC Financial Services Group 8.25%		800,000	814,875
=@Transneft 1.14%		100	101,121
Total Preferred Stock (Cost $1,094,445)			1,147,068

Right – 0.00%
†Hong Leong Bank		2,400	1,152
Total Right (Cost $0)			1,152
		Principal
		Amount¡
Agency Collateralized Mortgage Obligations – 0.98%
Fannie Mae Grantor Trust Series 2001-T8 A2 9.50% 7/25/41		66,258	78,973
Fannie Mae REMICs
Series 2003-26 AT 5.00% 11/25/32		554,022	593,460
Series 2003-122 AJ 4.50% 2/25/28		68,799	70,658
Series 2010-41 PN 4.50% 4/25/40		235,000	261,278
Series 2010-96 DC 4.00% 9/25/25		445,000	478,138
Fannie Mae Whole Loan Series 2004-W9 2A1 6.50% 2/25/44		137,857	153,961
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31		14,935	17,294
Series 2557 WE 5.00% 1/15/18		25,000	27,466
Series 2622 PE 4.50% 5/15/18		25,000	26,898
Series 2662 MA 4.50% 10/15/31		43,048	43,879
Series 2694 QG 4.50% 1/15/29		13,390	13,618
Series 2762 LG 5.00% 9/15/32		25,000	26,847
Series 2890 PC 5.00% 7/15/30		25,000	25,600
Series 3128 BC 5.00% 10/15/27		7,727	7,767
Series 3131 MC 5.50% 4/15/33		285,000	307,497
Series 3337 PB 5.50% 7/15/30		220,267	222,043
Series 3416 GK 4.00% 7/15/22		113,843	118,729
◆Freddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43		128,399	148,680
GNMA Series 2010-113 KE 4.50% 9/20/40		575,000	639,125
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20		190,000	199,118
Total Agency Collateralized Mortgage Obligations (Cost $3,324,449)			3,461,029

Agency Mortgage-Backed Securities – 6.32%
Fannie Mae 6.50% 8/1/17		55,748	61,046
•Fannie Mae ARM
2.531% 4/1/36		73,425	77,330
4.998% 8/1/35		5,829	6,226
5.138% 11/1/35		96,782	102,761
Fannie Mae Relocation 15 yr 4.00% 9/1/20		189,473	195,454
Fannie Mae Relocation 30 yr
4.00% 3/1/35		294,024	304,802
5.00% 1/1/34		68,739	73,313
5.00% 10/1/35		64,822	69,135
5.00% 2/1/36		265,988	283,688
Fannie Mae S.F. 15 yr
4.00% 7/1/25		592,944	626,170
4.00% 8/1/25		692,540	731,346
4.00% 11/1/25		875,205	931,358
5.50% 6/1/23		260,537	282,572
Fannie Mae S.F. 15 yr TBA 3.50% 10/1/26		2,719,000	2,838,806
Fannie Mae S.F. 30 yr
3.50% 2/1/41		671,895	690,961
5.00% 9/1/35		17,396	18,782
5.00% 12/1/36		107,456	116,017
5.00% 12/1/37		82,451	88,853
5.00% 2/1/38		76,327	82,193
5.00% 11/1/38		178,685	192,418
5.50% 4/1/37		582,553	644,577
6.50% 2/1/36		195,701	218,666
6.50% 6/1/36		163,300	182,530
6.50% 10/1/36		111,181	123,765
6.50% 8/1/37		15,376	17,086
6.50% 12/1/37		201,905	226,565
7.00% 12/1/37		63,218	72,603
7.50% 6/1/31		25,638	29,988
Fannie Mae S.F. 30 yr TBA
3.50% 10/1/41		1,285,000	1,320,137
3.50% 12/1/41		2,030,000	2,072,820
4.00% 10/1/41		2,525,000	2,646,516
5.50% 10/1/41		2,670,000	2,897,367
6.00% 10/1/41		3,245,000	3,559,358
•Freddie Mac ARM
2.467% 12/1/33		14,803	15,421
2.514% 7/1/36		98,426	103,785
2.851% 4/1/34		22,301	23,512
5.77% 6/1/37		8,023	8,540
Freddie Mac S.F. 15 yr
4.00% 2/1/14		32,458	33,664
4.50% 5/1/20		11,791	12,612
5.00% 6/1/18		106,980	114,663
Freddie Mac S.F. 30 yr
4.50% 10/1/35		17,438	18,553
7.00% 11/1/33		4,121	4,764
GNMA I S.F. 30 yr
7.00% 12/15/34		184,037	210,135
7.50% 1/15/32		11,576	13,585
Total Agency Mortgage-Backed Securities (Cost $21,957,143)			22,344,443

Commercial Mortgage-Backed Securities – 2.67%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37		200,000	213,597
•Bank of America Merrill Lynch Commercial Mortgage Securities
Series 2004-3 A5 5.544% 6/10/39		175,621	189,080
Series 2005-1 A5 5.163% 11/10/42		225,000	244,137
Series 2005-6 A4 5.194% 9/10/47		450,000	494,903
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40		220,000	237,936
•Series 2005-T20 A4A 5.147% 10/12/42		135,000	148,326
•Series 2006-PW12 A4 5.72% 9/11/38		855,000	938,701
Series 2007-PW15 A4 5.331% 2/11/44		350,000	361,059
#CFCRE Commercial Mortgage Trust Series 2011-C1 A2 144A 3.759% 4/15/44		140,000	142,055
◆Commercial Mortgage Pass Through Certificates
•Series 2005-C6 A5A 5.116% 6/10/44		300,000	324,838
Series 2006-C7 A2 5.69% 6/10/46		39,413	39,387
#Series 2010-C1 A1 144A 3.156% 7/10/46		250,512	252,691
•#DBUBS Mortgage Trust Series 2011-LC1A C 144A 5.557% 11/10/46		145,000	128,119
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38		295,000	313,557
Series 2005-GG4 A4 4.761% 7/10/39		370,000	389,912
Series 2005-GG4 A4A 4.751% 7/10/39		255,000	270,621
•Series 2006-GG6 A4 5.553% 4/10/38		275,000	291,905
#Series 2010-C1 A2 144A 4.592% 8/10/43		345,000	357,532
•#Series 2010-C1 C 144A 5.635% 8/10/43		455,000	402,457
JPMorgan Chase Commercial Mortgage Securities
Series 2003-C1 A2 4.985% 1/12/37		330,000	340,828
•Series 2005-LDP4 A4 4.918% 10/15/42		265,000	284,769
•Series 2005-LDP5 A4 5.205% 12/15/44		235,000	257,496
Lehman Brothers-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31		190,000	198,846
#Merrill Lynch Mortgage Trust Series 2002-MW1 J 144A 5.695% 7/12/34		275,000	188,723
•Morgan Stanley Capital I
Series 2004-T15 A4 5.27% 6/13/41		710,000	761,141
Series 2007-T27 A4 5.641% 6/11/42		740,000	826,668
Morgan Stanley Dean Witter Capital I
•#Series 2001-TOP1 E 144A 7.44% 2/15/33		100,000	99,549
Series 2003-TOP9 A2 4.74% 11/13/36		122,518	125,701
#OBP Depositor Trust Series 2010-OBP A 144A 4.646% 7/15/45		280,000	297,326
#WF-RBS Commercial Mortgage Trust Series 2011-C3 A4 144A 4.375% 3/15/44		315,000	318,244
Total Commercial Mortgage-Backed Securities (Cost $8,782,179)			9,440,104

Convertible Bonds – 1.14%
AAR 1.75% exercise price $29.27, expiration date 1/1/26		111,000	107,393
Advanced Micro Devices 6.00% exercise price $28.08, expiration date 4/30/15		100,000	98,250
#Alaska Communications System Group 144A 6.25% exercise price $10.28, expiration date 4/27/18		109,000	98,236
Alcatel-Lucent USA 2.875% exercise price $15.35, expiration date 6/15/25		131,000	121,666
Alere 3.00% exercise price $43.98, expiration date 5/15/16		78,000	68,250
#Altra Holdings 144A 2.75% exercise price $27.70, expiration date 2/27/31		54,000	41,648
Amgen 0.375% exercise price $79.48, expiration date 2/1/13		195,000	192,563
#Ares Capital 144A 5.75% exercise price $19.13, expiration date 2/1/16		85,000	81,813
ΦArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27		135,000	92,644
#BGC Partners 144A 4.50% exercise price $9.84, expiration date 7/13/16		43,000	38,915
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40		69,000	33,983
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16		40,000	28,900
Equinix 4.75% exercise price $84.32, expiration date 6/15/16		115,000	148,062
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25		95,000	94,525
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 9/29/14		61,000	62,068
ΦGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29		68,000	61,540
Health Care REIT 3.00% exercise price $51.16, expiration date 11/30/29		93,000	98,696
ΦHologic 2.00% exercise price $38.59, expiration date 12/15/37		356,000	335,084
#Home Inns & Hotels Management 144A 2.00% exercise price $49.37, expiration date 12/15/15		38,000	28,880
Intel 2.95% exercise price $30.36, expiration date 12/15/35		155,000	157,906
James River Coal 4.50% exercise price $25.78, expiration date 12/1/15		53,000	40,545
Jefferies Group 3.875% exercise price $38.35, expiration date 11/1/29		140,000	128,625
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14		165,000	147,056
Level 3 Communications 3.50% exercise price $5.46, expiration date 6/15/12		169,000	167,522
#Lexington Realty Trust 144A 6.00% exercise price $7.09, expiration date 1/11/30		180,000	205,199
Linear Technology 3.00% exercise price $44.11, expiration date 5/1/27		230,000	235,749
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27		182,000	164,255
Medtronic 1.625% exercise price $54.00, expiration date 4/15/13		87,000	87,544
Mylan 3.75% exercise price $13.32, expiration date 9/10/15		27,000	39,285
National Retail Properties 5.125% exercise price $25.39, expiration date 6/15/28		58,000	67,353
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17		75,000	63,000
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15		159,000	143,895
Pantry 3.00% exercise price $50.09, expiration date 11/15/12		87,000	86,021
Peabody Energy 4.75% exercise price $58.31, expiration date 12/15/41		38,000	39,520
SanDisk 1.50% exercise price $52.37, expiration date 8/11/17		106,000	111,168
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14		61,000	79,224
Transocean 1.50% exercise price $164.19 expiration date 12/15/37		100,000	99,125
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37		125,000	128,281
Total Convertible Bonds (Cost $4,091,771)			4,024,389

Corporate Bonds – 29.55%
Aerospace & Defense – 0.18%
#Meccanica Holdings 144A 6.25% 7/15/19		670,000	654,518
			654,518
Airlines – 0.06%
#United Air Lines 144A 12.00% 11/1/13		220,000	223,850
			223,850
Auto Components – 0.35%
American Axle & Manufacturing 7.875% 3/1/17		345,000	326,025
ArvinMeritor 8.125% 9/15/15		330,000	293,700
#Delphi 144A 6.125% 5/15/21		240,000	224,400
Goodyear Tire & Rubber 8.25% 8/15/20		160,000	163,600
#Pinafore 144A 9.00% 10/1/18		216,000	222,480
			1,230,205
Automobiles – 0.21%
#Chrysler Group 144A 8.25% 6/15/21		240,000	186,000
Ford Motor 7.45% 7/16/31		495,000	561,271
			747,271
Beverages – 0.28%
Coca-Cola Enterprises 4.50% 9/1/21		480,000	531,613
#Pernod-Ricard 144A 5.75% 4/7/21		410,000	451,432
			983,045
Building Products – 0.14%
#Nortek 144A 8.50% 4/15/21		265,000	214,650
Ply Gem Industries 13.125% 7/15/14		285,000	271,819
			486,469
Capital Markets – 0.91%
•Bear Stearns 5.248% 12/7/12	AUD	990,000	946,876
#Cemex Finance 144A 9.50% 12/14/16		115,000	84,525
•#Cemex SAB de CV 144A 5.369% 9/30/15		230,000	140,300
E Trade Financial PIK 12.50% 11/30/17		296,000	335,220
Goldman Sachs Group
5.25% 7/27/21		175,000	172,967
5.375% 3/15/20		147,000	146,227
Jefferies Group
6.25% 1/15/36		300,000	272,946
6.45% 6/8/27		320,000	308,519
Lazard Group 6.85% 6/15/17		567,000	625,063
#Nuveen Investments 144A 10.50% 11/15/15		205,000	188,088
			3,220,731
Chemicals – 0.77%
CF Industries 7.125% 5/1/20		210,000	239,663
Dow Chemical
4.25% 11/15/20		599,000	604,480
8.55% 5/15/19		904,000	1,159,689
Hexion U.S. Finance 8.875% 2/1/18		190,000	157,700
#MacDermid 144A 9.50% 4/15/17		186,000	172,980
Momentive Performance Materials 11.50% 12/1/16		290,000	245,050
#Nalco 144A 6.625% 1/15/19		115,000	126,500
			2,706,062
Commercial Banks – 2.91%
Abbey National Treasury Services 4.00% 4/27/16		280,000	258,743
#Bank of Montreal 144A 2.85% 6/9/15		280,000	295,776
BB&T 5.25% 11/1/19		765,000	835,187
•BB&T Capital Trust IV 6.82% 6/12/57		130,000	129,838
•Branch Banking & Trust 0.658% 9/13/16		475,000	439,232
#Canadian Imperial Bank of Commerce 144A 2.60% 7/2/15		280,000	291,910
Capital One Capital V 10.25% 8/15/39		240,000	245,100
Capital One Financial 4.75% 7/15/21		145,000	145,520
City National 5.25% 9/15/20		365,000	361,577
@#CoBank ACB 144A 7.875% 4/16/18		250,000	301,157
Fifth Third Bancorp 3.625% 1/25/16		390,000	396,871
•Fifth Third Capital Trust IV 6.50% 4/15/37		270,000	257,877
JPMorgan Chase Bank 6.00% 10/1/17		535,000	563,154
KeyBank 6.95% 2/1/28		615,000	723,019
KeyCorp 5.10% 3/24/21		250,000	252,747
PNC Bank 6.875% 4/1/18		740,000	858,103
•#PNC Preferred Funding Trust II 144A 6.113% 3/29/49		500,000	372,500
•#Rabobank Nederlands 144A 11.00% 12/29/49		90,000	108,522
•SunTrust Bank 0.60% 8/24/15		220,000	200,998
•SunTrust Capital VIII 6.10% 12/15/36		495,000	491,612
U.S. Bank North America 4.95% 10/30/14		250,000	272,292
•USB Capital IX 3.50% 10/29/49		875,000	617,978
•Wachovia 0.619% 10/15/16		240,000	220,693
Wachovia Bank North America 5.60% 3/15/16		265,000	289,506
Wells Fargo 4.60% 4/1/21		175,000	187,420
Wells Fargo Bank 4.75% 2/9/15		250,000	260,711
•Wells Fargo Capital XIII 7.70% 12/29/49		790,000	793,950
Zions Bancorporation 7.75% 9/23/14		120,000	126,590
			10,298,583
Commercial Services & Supplies – 0.79%
#Brambles USA 144A 3.95% 4/1/15		750,000	784,681
Casella Waste Systems 11.00% 7/15/14		175,000	186,375
FTI Consulting 6.75% 10/1/20		180,000	174,600
Geo Group 6.625% 2/15/21		135,000	130,275
International Lease Finance
6.25% 5/15/19		238,000	207,168
8.25% 12/15/20		135,000	132,638
8.75% 3/15/17		70,000	70,525
Iron Mountain 7.75% 10/1/19		50,000	49,875
Mobile Mini 6.875% 5/1/15		32,000	31,520
Republic Services
4.75% 5/15/23		190,000	206,755
5.70% 5/15/41		400,000	454,835
Waste Management 2.60% 9/1/16		360,000	361,266
			2,790,513
Communications Equipment – 0.17%
Avaya
9.75% 11/1/15		230,000	169,050
#144A 7.00% 4/1/19		435,000	371,925
PIK 10.125% 11/1/15		80,000	59,000
			599,975
Computers & Peripherals – 0.27%
Hewlett-Packard
4.30% 6/1/21		210,000	212,425
4.375% 9/15/21		400,000	407,169
#Seagate Technology International 144A 10.00% 5/1/14		285,000	320,625
			940,219
Construction Materials – 0.18%
#Cemex Espana Luxembourg 144A 9.25% 5/12/20		205,000	135,300
#Votorantim Cimentos 144A 7.25% 4/5/41		535,000	505,575
			640,875
Consumer Finance – 0.23%
Ford Motor Credit
5.00% 5/15/18		380,000	367,998
12.00% 5/15/15		370,000	446,775
			814,773
Containers & Packaging – 0.26%
Berry Plastics 9.75% 1/15/21		225,000	192,375
Graham Packaging 8.25% 10/1/18		60,000	60,600
#Plastipak Holdings 144A 10.625% 8/15/19		280,000	292,600
Pregis 12.375% 10/15/13		233,000	213,195
Smurfit Kappa Funding 7.75% 4/1/15		157,000	151,505
			910,275
Diversified Consumer Services – 0.17%
Yale University 2.90% 10/15/14		560,000	594,503
			594,503
Diversified Financial Services – 2.24%
#ABB Treasury Center USA 144A 4.00% 6/15/21		140,000	141,081
AgriBank FCB 9.125% 7/15/19		405,000	537,662
#CDP Financial 144A
4.40% 11/25/19		250,000	273,156
5.60% 11/25/39		535,000	665,633
#Crown Castle Towers 144A 4.883% 8/15/20		1,580,000	1,647,413
#ERAC USA Finance 144A 5.25% 10/1/20		675,000	740,690
#Export-Import Bank of Korea 144A 5.25% 2/10/14		165,000	174,733
#FUEL Trust 144A 3.984% 6/15/16		205,000	200,930
General Electric Capital
4.375% 9/16/20		20,000	20,389
5.30% 2/11/21		670,000	696,338
6.00% 8/7/19		1,159,000	1,306,689
•#HBOS Capital Funding 144A 6.071% 6/29/49		245,000	149,450
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65		130,000	96,850
JPMorgan Chase Capital XXV 6.80% 10/1/37		337,000	339,254
Korea Development Bank 8.00% 1/23/14		365,000	405,673
PHH 9.25% 3/1/16		495,000	511,088
			7,907,029
Diversified Telecommunication Services – 1.70%
AT&T 3.875% 8/15/21		325,000	334,998
#Brasil Telecom 144A 9.75% 9/15/16	BRL	959,000	466,251
CenturyLink 6.45% 6/15/21		400,000	371,295
#Clearwire Communications 144A 12.00% 12/1/15		621,000	528,373
France Telecom 4.125% 9/14/21		175,000	174,318
#Intelsat Jackson Holdings 144A 7.25% 10/15/20		280,000	259,000
Level 3 Financing
9.25% 11/1/14		10,000	9,925
10.00% 2/1/18		215,000	207,475
PAETEC Holding 8.875% 6/30/17		80,000	84,400
Qwest
6.75% 12/1/21		135,000	132,300
8.375% 5/1/16		555,000	611,888
#Telcordia Technologies 144A 11.00% 5/1/18		90,000	112,500
Telecom Italia Capital 7.721% 6/4/38		135,000	129,067
Telefonica Emisiones
5.462% 2/16/21		185,000	175,988
6.421% 6/20/16		465,000	477,217
Telesat Canada
11.00% 11/1/15		377,000	405,275
12.50% 11/1/17		68,000	76,500
#UPCB Finance III 144A 6.625% 7/1/20		245,000	231,525
Virgin Media Secured Finance 6.50% 1/15/18		860,000	918,050
West 7.875% 1/15/19		85,000	80,325
#Wind Acquisition Finance 144A 11.75% 7/15/17		275,000	235,125
Windstream 8.125% 8/1/13		7,000	7,403
			6,029,198
Electric Utilities – 1.79%
Ameren Illinois 9.75% 11/15/18		1,117,000	1,506,655
#American Transmission Systems 144A 5.25% 1/15/22		555,000	598,248
#Calpine 144A 7.875% 7/31/20		170,000	164,900
Carolina Power & Light 3.00% 9/15/21		130,000	131,193
Commonwealth Edison
3.40% 9/1/21		260,000	261,019
5.80% 3/15/18		175,000	204,040
#Enel Finance International 144A 6.25% 9/15/17		240,000	242,678
Florida Power 3.10% 8/15/21		210,000	210,831
GenOn Energy
9.50% 10/15/18		355,000	335,475
9.875% 10/15/20		125,000	117,500
Great Plains Energy 4.85% 6/1/21		400,000	421,966
#Ipalco Enterprises 144A 5.00% 5/1/18		175,000	160,563
Jersey Central Power & Light 5.625% 5/1/16		90,000	102,819
LG&E & KU Energy
3.75% 11/15/20		135,000	130,903
#144A 4.375% 10/1/21		230,000	230,404
Pennsylvania Electric 5.20% 4/1/20		220,000	246,352
PPL Electric Utilities 3.00% 9/15/21		200,000	199,942
Public Service Company of Oklahoma 5.15% 12/1/19		415,000	461,549
Southern California Edison 5.50% 8/15/18		500,000	597,395
Wisconsin Electric Power 2.95% 9/15/21		10,000	9,997
			6,334,429
Electronic Equipment, Instruments & Components – 0.03%
Jabil Circuit 7.75% 7/15/16		85,000	94,138
			94,138
Energy Equipment & Services – 0.51%
#Helix Energy Solutions Group 144A 9.50% 1/15/16		293,000	298,860
#Hercules Offshore 144A 10.50% 10/15/17		230,000	218,500
#Schlumberger Investment 144A 3.30% 9/14/21		425,000	426,320
Transocean 6.50% 11/15/20		400,000	437,238
Weatherford International 9.625% 3/1/19		320,000	414,022
			1,794,940
Food & Staples Retailing – 0.36%
CVS Caremark 5.75% 5/15/41		420,000	472,250
Ingles Markets 8.875% 5/15/17		139,000	146,298
New Albertsons 7.25% 5/1/13		1,000	995
Tops Holding 10.125% 10/15/15		90,000	90,450
#Woolworths 144A
3.15% 4/12/16		125,000	129,683
4.55% 4/12/21		400,000	433,684
			1,273,360
Food Products – 0.32%
#Bumble Bee Acquisition 144A 9.00% 12/15/17		380,000	359,100
#Del Monte Foods 144A 7.625% 2/15/19		210,000	178,500
#Dole Food 144A 8.00% 10/1/16		290,000	297,975
Smithfield Foods 10.00% 7/15/14		46,000	52,440
Tyson Foods 10.50% 3/1/14		4,000	4,640
#Viskase 144A 9.875% 1/15/18		250,000	253,750
			1,146,405
Gas Utilities – 0.25%
CenterPoint Energy 5.95% 2/1/17		345,000	391,561
Inergy 6.875% 8/1/21		115,000	105,225
Sempra Energy 6.15% 6/15/18		335,000	395,148
			891,934
Health Care Equipment & Supplies – 1.22%
Accellent 8.375% 2/1/17		125,000	119,688
Biomet
11.625% 10/15/17		82,000	85,485
PIK 10.375% 10/15/17		118,000	121,540
CareFusion 6.375% 8/1/19		1,095,000	1,311,796
Covidien International Finance 4.20% 6/15/20		685,000	744,575
DENTSPLY International 4.125% 8/15/21		335,000	351,046
#DJO Finance 144A 9.75% 10/15/17		85,000	71,400
Hospira 6.40% 5/15/15		760,000	861,065
Zimmer Holdings 4.625% 11/30/19		570,000	630,749
			4,297,344
Health Care Providers & Services – 0.74%
#AMGH Merger Sub 144A 9.25% 11/1/18		185,000	185,925
Community Health Systems 8.875% 7/15/15		50,000	49,250
Coventry Health Care 5.45% 6/15/21		480,000	519,272
Express Scripts 3.125% 5/15/16		155,000	156,672
#Highmark 144A
4.75% 5/15/21		310,000	315,905
6.125% 5/15/41		65,000	70,648
Medco Health Solutions 7.125% 3/15/18		460,000	558,316
#Multiplan 144A 9.875% 9/1/18		245,000	243,775
Quest Diagnostics 4.70% 4/1/21		415,000	446,130
Radnet Management 10.375% 4/1/18		95,000	88,350
			2,634,243
Hotels, Restaurants & Leisure – 0.71%
#Ameristar Casinos 144A 7.50% 4/15/21		155,000	150,738
CKE Restaurants 11.375% 7/15/18		191,000	199,595
Dave & Buster's 11.00% 6/1/18		65,000	64,838
#Equinox Holdings 144A 9.50% 2/1/16		35,000	35,175
Marina District Finance 9.875% 8/15/18		95,000	79,800
MGM Resorts International
10.375% 5/15/14		45,000	49,331
11.375% 3/1/18		595,000	597,974
OSI Restaurant Partners 10.00% 6/15/15		138,000	138,345
Pinnacle Entertainment 8.75% 5/15/20		335,000	314,063
Royal Caribbean Cruises 7.00% 6/15/13		15,000	15,338
Wyndham Worldwide
5.625% 3/1/21		210,000	211,084
5.75% 2/1/18		240,000	245,420
Wynn Las Vegas 7.75% 8/15/20		50,000	52,750
Yum Brands 3.75% 11/1/21		345,000	346,875
			2,501,326
Household Durables – 0.51%
Beazer Homes USA 9.125% 5/15/19		130,000	83,200
Jarden
6.125% 11/15/22		160,000	157,200
7.50% 1/15/20		25,000	25,406
M/I Homes 8.625% 11/15/18		195,000	176,475
Mohawk Industries 6.875% 1/15/16		3,000	3,113
Norcraft 10.50% 12/15/15		280,000	256,900
#Reynolds Group Issuer 144A 9.00% 4/15/19		600,000	512,999
Ryland Group 8.40% 5/15/17		135,000	130,613
#Scotts Miracle-Gro 144A 6.625% 12/15/20		90,000	88,650
Standard Pacific 10.75% 9/15/16		180,000	177,300
Yankee Candle 9.75% 2/15/17		210,000	194,775
			1,806,631
Independent Power Producers & Energy Traders – 0.08%
AES 8.00% 6/1/20		140,000	140,700
#NRG Energy 144A 7.875% 5/15/21		155,000	142,600
			283,300
Insurance – 1.02%
American International Group 4.875% 9/15/16		35,000	33,591
•Chubb 6.375% 3/29/67		415,000	404,106
•Genworth Financial 6.15% 11/15/66		135,000	68,175
•#ILFC E-Capital Trust I 144A 4.77% 12/21/65		340,000	238,068
•ING Groep 5.775% 12/29/49		195,000	143,813
•#Liberty Mutual Group 144A 7.00% 3/15/37		140,000	119,700
MetLife 6.817% 8/15/18		775,000	910,250
#MetLife Capital Trust X 144A 9.25% 4/8/38		400,000	452,000
Prudential Financial
3.875% 1/14/15		160,000	163,662
6.00% 12/1/17		300,000	318,427
=◆‡@#Twin Reefs Pass Through Trust 144A 4.058% 12/31/49		200,000	0
•XL Group 6.50% 12/31/49		255,000	202,725
•#ZFS Finance USA Trust II 144A 6.45% 12/15/65		605,000	538,450
			3,592,967
Internet Software & Services – 0.21%
GXS Worldwide 9.75% 6/15/15		455,000	439,075
Symantec 4.20% 9/15/20		300,000	293,361
			732,436
IT Services – 0.11%
First Data
9.875% 9/24/15		170,000	143,225
11.25% 3/31/16		245,000	166,600
#Unisys 144A 12.75% 10/15/14		80,000	90,800
			400,625
Life Sciences Tools & Services – 0.43%
Amgen 3.45% 10/1/20		575,000	593,739
Bio-Rad Laboratories
4.875% 12/15/20		180,000	187,200
8.00% 9/15/16		2,000	2,170
Celgene 3.95% 10/15/20		415,000	421,208
Thermo Fisher Scientific 3.60% 8/15/21		310,000	322,459
			1,526,776
Machinery – 0.08%
RBS Global 11.75% 8/1/16		158,000	161,950
TriMas 9.75% 12/15/17		130,000	136,500
			298,450
Media – 1.15%
Affinion Group 7.875% 12/15/18		240,000	186,000
#CCO Holdings 144A 7.00% 1/15/19		30,000	29,175
#Charter Communications Operating 144A 10.875% 9/15/14		290,000	312,475
Clear Channel Communications 9.00% 3/1/21		130,000	97,175
CSC Holdings 6.75% 4/15/12		24,000	24,480
DIRECTV Holdings 5.00% 3/1/21		720,000	763,027
DISH DBS 7.875% 9/1/19		155,000	158,875
Historic TW 6.875% 6/15/18		425,000	502,045
Lamar Media 6.625% 8/15/15		4,000	3,960
LIN Television 6.50% 5/15/13		40,000	39,200
Nielsen Finance 11.625% 2/1/14		52,000	59,280
#Sinclair Television Group 144A 9.25% 11/1/17		140,000	147,700
#Sirius XM Radio 144A 8.75% 4/1/15		265,000	288,188
Time Warner Cable
4.00% 9/1/21		195,000	191,091
8.25% 4/1/19		382,000	479,047
#Vivendi 144A 6.625% 4/4/18		540,000	613,689
#XM Satellite Radio 144A 13.00% 8/1/13		160,000	180,000
			4,075,407
Metals & Mining – 1.12%
AK Steel 7.625% 5/15/20		255,000	224,719
Alcoa 6.75% 7/15/18		525,000	563,097
#Algoma Acquisition 144A 9.875% 6/15/15		170,000	132,600
ArcelorMittal 9.85% 6/1/19		555,000	629,718
Barrick North America Finance 4.40% 5/30/21		565,000	580,508
Century Aluminum 8.00% 5/15/14		230,000	230,000
#CODELCO 144A 3.75% 11/4/20		164,000	163,855
Compass Minerals International 8.00% 6/1/19		4,000	4,200
Novelis 8.75% 12/15/20		215,000	211,775
Rio Tinto Finance USA 3.75% 9/20/21		415,000	414,207
Ryerson
•7.629% 11/1/14		2,000	1,870
12.00% 11/1/15		246,000	247,230
Teck Resources
6.25% 7/15/41		250,000	263,077
9.75% 5/15/14		249,000	295,299
			3,962,155
Multiline Retail – 0.08%
Macy's Retail Holdings 5.90% 12/1/16		273,000	299,959
			299,959
Multi-Utilities – 0.56%
CMS Energy
4.25% 9/30/15		220,000	217,553
6.25% 2/1/20		445,000	460,933
Puget Energy 6.00% 9/1/21		130,000	129,179
•Puget Sound Energy 6.974% 6/1/67		540,000	542,726
•Wisconsin Energy 6.25% 5/15/67		615,000	614,950
			1,965,341
Office Electronics – 0.08%
CDW 12.535% 10/12/17		85,000	81,600
Xerox 4.50% 5/15/21		210,000	210,430
			292,030
Oil, Gas & Consumable Fuels – 3.67%
Antero Resources Finance 9.375% 12/1/17		85,000	88,825
Chesapeake Energy 6.50% 8/15/17		460,000	478,400
#CNOOC Finance 2011 144A 4.25% 1/26/21		275,000	276,816
Comstock Resources 7.75% 4/1/19		60,000	56,400
Copano Energy 7.75% 6/1/18		4,000	4,110
Ecopetrol 7.625% 7/23/19		467,000	548,725
El Paso Pipeline Partners Operating 6.50% 4/1/20		250,000	276,441
•Enbridge Energy Partners 8.05% 10/1/37		470,000	485,855
Energy Transfer Partners 9.70% 3/15/19		570,000	706,604
#ENI 144A 4.15% 10/1/20		480,000	483,476
Enterprise Products Operating
•7.034% 1/15/68		745,000	756,193
9.75% 1/31/14		305,000	357,086
Forest Oil 7.25% 6/15/19		184,000	182,160
Headwaters 7.625% 4/1/19		310,000	238,700
#Hilcorp Energy I 144A
7.625% 4/15/21		10,000	10,100
7.75% 11/1/15		228,000	230,850
Holly 9.875% 6/15/17		168,000	182,280
Kinder Morgan Energy Partners 9.00% 2/1/19		440,000	562,845
Linn Energy
8.625% 4/15/20		110,000	113,850
#144A 6.50% 5/15/19		50,000	46,250
#Murray Energy 144A 10.25% 10/15/15		175,000	168,000
#NFR Energy 144A 9.75% 2/15/17		170,000	150,450
Noble Energy 8.25% 3/1/19		430,000	565,401
Noble Holding International 4.625% 3/1/21		425,000	446,897
Pemex Project Funding Master Trust 6.625% 6/15/35		220,000	238,150
Petrobras International Finance
3.875% 1/27/16		67,000	67,134
5.375% 1/27/21		505,000	515,605
5.75% 1/20/20		264,000	276,672
5.875% 3/1/18		45,000	47,312
PetroHawk Energy 7.25% 8/15/18		320,000	367,200
Petroleum Development 12.00% 2/15/18		132,000	141,900
Plains All American Pipeline 8.75% 5/1/19		435,000	555,945
Pride International 6.875% 8/15/20		875,000	1,011,364
Quicksilver Resources 7.125% 4/1/16		127,000	112,395
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16		244,377	264,245
#SandRidge Energy 144A 9.875% 5/15/16		297,000	307,395
•TransCanada PipeLines 6.35% 5/15/67		840,000	837,367
Williams
7.75% 6/15/31		120,000	144,451
8.75% 3/15/32		135,000	176,947
#Woodside Finance 144A 8.75% 3/1/19		380,000	488,959
			12,969,755
Paper & Forest Products – 0.31%
Georgia-Pacific
8.00% 1/15/24		475,000	558,780
#144A 5.40% 11/1/20		180,000	183,443
International Paper 9.375% 5/15/19		300,000	367,221
			1,109,444
Pharmaceuticals – 0.09%
NBTY 9.00% 10/1/18		325,000	334,344
			334,344
Real Estate Investment Trusts – 0.90%
Brandywine Operating Partnership 4.95% 4/15/18		340,000	328,913
Developers Diversified Realty
4.75% 4/15/18		100,000	91,340
7.50% 4/1/17		110,000	116,237
7.875% 9/1/20		505,000	535,823
9.625% 3/15/16		100,000	113,358
Digital Realty Trust 5.25% 3/15/21		365,000	361,962
Health Care REIT 5.25% 1/15/22		455,000	432,305
Host Hotels & Resorts
6.00% 11/1/20		140,000	136,850
6.375% 3/15/15		145,000	145,000
#144A 5.875% 6/15/19		115,000	110,400
Regency Centers
4.80% 4/15/21		175,000	181,738
5.875% 6/15/17		171,000	185,154
#WEA Finance 144A 4.625% 5/10/21		455,000	435,307
			3,174,387
Real Estate Management & Development – 0.07%
#Qatari Diar Finance 144A 5.00% 7/21/20		236,000	253,110
			253,110
Road & Rail – 0.36%
Burlington Northern Santa Fe
3.45% 9/15/21		65,000	66,328
5.65% 5/1/17		150,000	173,646
CSX
4.25% 6/1/21		255,000	270,910
5.50% 4/15/41		265,000	304,485
Ryder System 3.50% 6/1/17		445,000	461,813
			1,277,182
Semiconductors & Semiconductor Equipment – 0.24%
Amkor Technology 7.375% 5/1/18		120,000	116,400
National Semiconductor 6.60% 6/15/17		605,000	722,637
			839,037
Specialty Retail – 0.05%
Sally Holdings 10.50% 11/15/16		186,000	192,975
			192,975
Textiles, Apparel & Luxury Goods – 0.15%
Hanesbrands 6.375% 12/15/20		355,000	346,125
Quiksilver 6.875% 4/15/15		200,000	179,000
			525,125
Trading Companies & Distributors – 0.06%
RSC Equipment Rental 10.25% 11/15/19		200,000	197,000
			197,000
Wireless Telecommunication Services – 0.47%
America Movil 5.00% 3/30/20		255,000	271,830
Cricket Communications 7.75% 10/15/20		510,000	444,974
MetroPCS Wireless 6.625% 11/15/20		115,000	101,488
NII Capital 10.00% 8/15/16		250,000	275,000
Sprint Capital 8.75% 3/15/32		230,000	200,963
Sprint Nextel 8.375% 8/15/17		205,000	191,675
#VimpelCom Holding 144A 7.504% 3/1/22		200,000	161,500
			1,647,430
Total Corporate Bonds (Cost $103,794,401)			104,502,079
Municipal Bond– 0.16%
Oregon State Taxable Pension 5.892% 6/1/27		485,000	570,098
Total Municipal Bond (Cost $485,000)			570,098
Non-Agency Asset-Backed Securities– 0.86%
•Ally Master Owner Trust Series 2011-1 A1 1.099% 1/15/16		350,000	350,159
#Avis Budget Rental Car Funding AESOP Series 2011-2A A 144A 2.37% 11/20/14		205,000	209,054
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20		190,000	224,889
#CIT Equipment Collateral 144A
Series 2009-VT1 A3 3.07% 8/15/16		42,319	42,429
Series 2010-VT1A A3 2.41% 5/15/13		152,493	153,029
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39		195,000	265,221
Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36		400,000	303,928
CNH Equipment Trust Series 2010-A A4 2.49% 1/15/16		365,000	374,658
#Ford Auto Securitization Trust Series 2011-R1A A3 144A 3.02% 2/15/16	CAD	160,000	156,474
•Ford Credit Floorplan Master Owner Trust Series 2009-2 A 1.779% 9/15/14		235,000	237,524
Harley-Davidson Motorcycle Trust Series 2009-4 A3 1.87% 2/15/14		75,264	75,541
John Deere Owner Trust Series 2010-A A4 2.13% 10/17/16		380,000	388,719
Mid-State Trust Series 11 A1 4.864% 7/15/38		108,256	109,069
=#Sail NIM Notes Series 2003-10A A 144A 7.50% 10/27/33		11,041	0
#Sonic Capital Series 2011-1A A2 144A 5.438% 5/20/41		143,550	146,062
Total Non-Agency Asset-Backed Securities (Cost $2,973,525)			3,036,756
Non-Agency Collateralized Mortgage Obligations– 0.55%
Bank of America Alternative Loan Trust
Series 2004-11 1CB1 6.00% 12/25/34		391,487	379,641
Series 2005-3 2A1 5.50% 4/25/20		34,171	34,699
Series 2005-6 7A1 5.50% 7/25/20		27,748	25,931
•Bank of America Mortgage Securities Series 2003-D 1A2 2.747% 5/25/33		548	340
•ChaseFlex Trust Series 2006-1 A4 6.23% 6/25/36		255,000	169,169
◆•Countrywide Home Loan Mortgage Pass Through Trust Series 2006-HYB1 3A1 2.77% 3/20/36		161,704	88,971
Credit Suisse First Boston Mortgage Securities Series 2004-1 3A1 7.00% 2/25/34		33,347	34,558
•#GSMPS Mortgage Loan Trust 144A
Series 1998-3 A 7.75% 9/19/27		54,494	57,722
Series 1999-3 A 8.00% 8/19/29		89,959	90,002
•JPMorgan Mortgage Trust Series 2005-A2 5A1 4.296% 4/25/35		5,949	5,923
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35		32,748	32,619
•MASTR ARM Trust
Series 2003-6 1A2 2.575% 12/25/33		36,427	32,693
Series 2005-6 7A1 5.377% 6/25/35		95,259	93,618
Series 2006-2 4A1 4.941% 2/25/36		8,770	7,793
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		73,428	73,833
•Structured ARM Loan Trust Series 2006-5 5A4 5.312% 6/25/36		45,734	9,289
◆Washington Mutual Mortgage Pass Through Certificates Series 2003-S10 A2 5.00% 10/25/18		236,189	245,665
Wells Fargo Mortgage Backed Securities Trust
Series 2005-7 A2 5.25% 9/25/35		145,839	118,215
Series 2006-2 3A1 5.75% 3/25/36		202,835	197,281
Series 2006-4 1A8 5.75% 4/25/36		7,215	7,174
Series 2007-13 A7 6.00% 9/25/37		255,136	233,094
Total Non-Agency Collateralized Mortgage Obligations (Cost $2,041,869)			1,938,230

Regional Bonds – 1.95%∆
Australia – 1.51%
New South Wales Treasury
2.75% 11/20/25	AUD	338,000	380,881
6.00% 4/1/19	AUD	1,912,000	2,018,034
Queensland Treasury 6.00% 9/14/17	AUD	2,821,000	2,940,515
			5,339,430
Canada – 0.44%
Province of New Brunswick 2.75% 6/15/18		410,000	429,381
Province of Ontario 3.00% 7/16/18		750,000	786,512
Province of Quebec 4.50% 12/1/20	CAD	322,000	340,974
			1,556,867
Total Regional Bonds (Cost $6,976,872)			6,896,297
«Senior Secured Loans – 2.39%
Allied Security Holdings Tranche 2L 8.50% 1/21/18		120,000	117,150
API Technologies Tranche B 7.75% 6/1/16		134,603	127,873
ATI Holdings 7.50% 3/12/16		102,984	99,315
Attachmate 6.50% 11/21/16		300,000	290,000
BNY ConvergEx Group
8.75% 11/29/17		69,461	69,461
8.75% 12/16/17		165,539	165,539
Brock Holdings III
10.00% 2/15/18		110,000	100,650
Tranche B 6.00% 2/15/17		109,450	103,521
Burlington Coat Factory Tranche B 6.25% 2/10/17		375,572	360,335
Caesars Entertainment Operating Tranche B1 3.253% 1/28/15		285,000	238,611
Charter Communications Operating Tranche B 7.25% 3/6/14		9,622	9,646
Chrysler Group 6.00% 4/28/17		588,525	514,542
CityCenter Holdings 7.50% 1/10/15		67,500	66,391
Clear Channel Communications Tranche B 3.889% 1/29/16		418,811	294,150
Consolidated Container 5.75% 9/28/14		140,000	115,267
Delos Aircraft 7.00% 3/17/16		245,000	245,203
Delta Air Lines Tranche B 5.50% 3/29/17		129,675	122,786
First Data Tranche B2 2.985% 9/24/14		124,341	108,371
Frac Tech International Tranche B 6.25% 4/19/16		140,198	137,744
GenOn Energy Tranche B 6.00% 6/20/17		233,233	229,851
Gray Television Trance B 3.74% 12/31/14		349,093	333,820
Grifols Tranche B 6.00% 6/4/16		578,550	569,353
Houghton International Tranche B 6.75% 1/11/16		123,839	122,910
Immucor Tranche B 7.25% 7/2/18		95,000	93,884
International Lease Finance 6.75% 3/17/15		375,000	374,813
Level 3 Financing Tranche B 5.75% 4/11/18		115,000	109,442
Mediacom Illinois 5.50% 3/31/17		124,051	121,648
MGM Resorts International Tranche E 7.00% 2/21/14		245,000	231,893
Multiplan 4.75% 8/26/17		135,000	128,307
Nortek 5.251% 4/12/17		298,500	281,336
Nuveen Investment
5.819% 5/13/17		232,133	215,652
2nd Lien 12.50% 7/9/15		545,000	561,353
PQ 6.74% 7/30/15		231,000	205,425
Remy International Tranche B 6.25% 12/16/16		233,238	225,657
Reynolds Group Holdings 6.50% 7/7/18		610,000	593,477
Sensus USA 2nd Lien 8.50% 4/13/18		300,000	291,377
Toys R US Tranche B 6.00% 9/1/16		94,286	90,750
Univision Communications 4.489% 3/29/17		67,348	56,844
Visant 5.25% 12/31/16		218,874	200,878
Wyle Services 0.00% 3/31/17		114,592	110,983
Total Senior Secured Loans (Cost $8,687,825)			8,436,208

Sovereign Bonds – 8.00%∆
Belgium – 0.16%
Belgium Government 4.25% 9/28/21	EUR	412,500	579,897
			579,897
Brazil – 0.15%
Federal Republic of Brazil 8.875% 10/14/19		400,000	544,000
			544,000
Canada – 0.83%
Canadian Government
3.25% 6/1/21	CAD	1,263,000	1,320,168
3.75% 6/1/19	CAD	595,000	643,421
4.00% 6/1/17	CAD	436,000	471,473
4.00% 6/1/41	CAD	411,000	487,531
			2,922,593
Chile – 0.33%
Chile Government International 5.50% 8/5/20	CLP	575,000,000	1,167,324
			1,167,324
Colombia – 0.24%
Republic of Colombia
7.75% 4/14/21	COP	1,196,000,000	669,264
12.00% 10/22/15	COP	271,000,000	170,955
			840,219
Finland – 0.23%
Finland Government 3.50% 4/15/21	EUR	554,000	814,086
			814,086
Germany – 0.45%
Deutschland Republic
2.25% 9/4/20	EUR	805,000	1,120,952
3.50% 7/4/19	EUR	311,000	474,042
			1,594,994
Indonesia – 0.48%
Indonesia Government International 7.25% 4/20/15		209,000	234,080
Indonesia Treasury
8.25% 7/15/21	IDR	4,102,000,000	512,609
10.50% 8/15/30	IDR	2,940,000,000	433,858
11.00% 11/15/20	IDR	3,640,000,000	530,775
			1,711,322
Japan – 0.12%
Japan Finance 2.25% 7/13/16		415,000	428,445
			428,445
Lithuania – 0.06%
#Lithuania Government International 144A 6.125% 3/9/21		220,000	216,700
			216,700
Malaysia – 0.06%
Malaysian Government 4.262% 9/15/16	MYR	666,000	216,821
			216,821
Mexico – 0.09%
Mexican Bonos 7.50% 6/3/27	MXN	4,154,000	308,611
			308,611
New Zealand – 0.08%
New Zealand Government 6.00% 5/15/21	NZD	325,000	277,446
			277,446
Norway – 1.47%
Norwegian Government
3.75% 5/25/21	NOK	3,754,000	714,395
4.25% 5/19/17	NOK	1,790,000	341,785
4.50% 5/22/19	NOK	7,553,000	1,491,824
5.00% 5/15/15	NOK	14,028,000	2,667,885
			5,215,889
Panama – 0.25%
Panama Government International
6.70% 1/26/36		74,000	89,910
7.125% 1/29/26		195,000	245,018
7.25% 3/15/15		243,000	279,085
8.875% 9/30/27		184,000	264,040
			878,053
Peru – 0.24%
Republic of Peru
7.125% 3/30/19		575,000	697,188
7.35% 7/21/25		113,000	141,250
			838,438
Philippines – 0.26%
Republic of Philippines
6.25% 1/14/36	PHP	10,000,000	217,586
6.50% 1/20/20		300,000	349,500
9.50% 10/21/24		80,000	111,800
9.875% 1/15/19		176,000	236,720
			915,606
Poland – 0.32%
Poland Government International
5.125% 4/21/21		215,000	215,000
6.375% 7/15/19		415,000	457,537
Republic of Poland
5.25% 10/25/20	PLN	260,000	75,285
5.50% 10/25/19	PLN	1,319,000	390,916
			1,138,738
Republic of Korea – 0.10%
Korea Treasury Inflation Linked 2.75% 6/10/20	KRW	342,750,260	336,917
			336,917
Russia – 0.27%
Russia Eurobond
7.50% 3/31/30		584,500	658,252
#144A 7.85% 3/10/18	RUB	10,000,000	305,677
			963,929
South Africa – 0.79%
#Eskom Holdings 144A 5.75% 1/26/21		559,000	570,180
South Africa Government
7.25% 1/15/20	ZAR	3,891,000	452,562
8.00% 12/21/18	ZAR	9,867,000	1,219,737
South Africa Government International
5.50% 3/9/20		389,000	427,414
6.50% 6/2/14		100,000	111,250
			2,781,143
Sweden – 0.41%
Sweden Government
3.00% 7/12/16	SEK	4,650,000	726,084
5.00% 12/1/20	SEK	3,870,000	720,102
			1,446,186
Turkey – 0.10%
Turkey Government International 5.625% 3/30/21		350,000	359,625
			359,625
United Kingdom – 0.36%
United Kingdom Gilt
4.50% 3/7/19	GBP	284,000	521,469
4.75% 3/7/20	GBP	400,000	749,011
			1,270,480
Uruguay – 0.15%
Republic of Uruguay 8.00% 11/18/22		415,000	518,750
			518,750
Total Sovereign Bonds (Cost $28,515,193)			28,286,212

Supranational Banks – 0.40%
International Bank for Reconstruction & Development
3.375% 4/30/15	NOK	3,000,000	530,760
3.625% 6/22/20	NOK	1,850,000	326,358
7.50% 7/30/14	NZD	660,000	557,476
Total Supranational Banks (Cost $1,332,737)			1,414,594

U.S. Treasury Obligations– 3.02%
U.S. Treasury Bonds
3.50% 2/15/39		315,000	350,290
∞4.375% 5/15/41		825,000	1,065,930
U.S. Treasury Notes
1.00% 9/30/16		2,500,000	2,504,090
1.375% 9/30/18		185,000	184,133
2.125% 8/15/21		6,455,000	6,570,008
Total U.S. Treasury Obligations (Cost $10,384,160)			10,674,451
≠Short-Term Investments – 7.01%
Certificate of Deposit – 2.12%
Bank of Nova Scotia 0.16% 11/28/11		7,500,000	7,498,649
			7,498,649
Discounted Commercial Paper – 4.89%
Catholic Health Initiatives 0.20% 11/3/11		2,500,000	2,499,882
Danaher 0.04% 10/3/11		4,810,000	4,809,989
Eksportfinans 0.10% 10/18/11		2,500,000	2,499,806
Massachusetts Health & Education Facilities Authority 0.11% 11/3/11		2,500,000	2,499,925
Vanderbilt University 0.29% 1/23/12		5,000,000	4,995,600
			17,305,202
Total Short-Term Investments (Cost $24,805,280)			24,803,851

Total Value of Securities – 102.37%
(Cost $354,437,237)			361,993,499
Liabilities Net of Receivables and Other Assets – (2.37%)			(8,383,697)
Net Assets Applicable to 26,778,255 Shares Outstanding – 100.00%			$353,609,802

¡Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

AUD–Australian Dollar
BRL–Brazilian Real
CAD–Canadian Dollar
CLP–Chilean Peso
COP–Colombian Peso
EUR–European Monetary Unit
GBP–British Pound Sterling
HKD–Hong Kong Dollar
IDR–Indonesian Rupiah
ILS–Israeli Shekel
JPY–Japanese Yen
KRW–South Korean Won
MXN–Mexican Peso
MYR–Malaysian Ringgit
NOK–Norwegian Kroner
NZD–New Zealand Dollar
PHP–Philippine Peso
PLN–Polish Zloty
RUB–Russian Ruble
SEK–Swedish Krona
USD–United States Dollar
ZAR–South African Rand

§Developed Market – countries that are thought to be most developed and therefore less risky than emerging markets.
XEmerging Market – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.
†Non income producing security.
@Illiquid security. At September 30, 2011, the aggregate amount of illiquid securities was $2,622,491, which represented 0.74% of the Fund’s net assets. See Note 4 in “Notes.”
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2011, the aggregate amount of Rule 144A securities was $30,941,686, which represented 8.75% of the Fund’s net assets. See Note 4 in "Notes."
•Variable rate security. The rate shown is the rate as of September 30, 2011. Interest rates reset periodically.
◆Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
ΦStep coupon bond. Coupon increases/decreases periodically based on a predetermined schedule. Stated rate in effect at September 30, 2011.
=Security is being fair valued in accordance with the Fund's fair valuation policy. At September 30, 2011, the aggregate amount of fair valued securities was $125,271, which represented 0.04% of the Fund's net assets. See Note 1 in "Notes."
‡Non income producing security. Security is currently in default.
∆Securities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at September 30, 2011.
≠The rate shown is the effective yield at the time of purchase.
∞Fully or partially pledged as collateral for futures contracts.

Summary of Abbreviations:
ADR–American Depositary Receipts
ARM–Adjustable Rate Mortgage
BAML–Bank of America Merrill Lynch
BCLY–Barclays Bank
CDS–Credit Default Swap
CITI–Citibank Global Market
GDR–Global Depositary Receipts
GNMA–Government National Mortgage Association
GSC–Goldman Sachs Capital
GSMPS–Goldman Sachs Reperforming Mortgage Securities
HSBC–Hong Kong Shanghai Bank
HY–High Yield
JPMC–JP Morgan Chase Bank
MASTR–Mortgage Asset Securitization Transaction, Inc.
MNB–Mellon National Bank
MSC–Morgan Stanley Capital
NCUA–National Credit Union Association
NIM–Net Interest Margin
NVDR–Non-Voting Depositary Receipts
PIK–Pay-in-kind
REIT–Real Estate Investment Trust
REMIC–Real Estate Mortgage Investment Conduit
S.F.–Single Family
TBA–To be announced
yr–Year

1The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at September 30, 2011:

Foreign Currency Exchange Contracts

						Unrealized
		Contracts to		In Exchange	Settlement	Appreciation
Counterparty		Receive (Deliver)		For	Date	(Depreciation)
BAML	AUD	(849,786)	USD	865,172	11/4/11	$46,393
BAML	EUR	(1,055,266)	USD	1,443,636	11/4/11	30,349
BAML	IDR	5,227,700,000	USD	(563,026)	11/4/11	29,655
BAML	JPY	5,567,180	USD	(72,956)	11/4/11	(741)
BAML	NOK	(5,357,698)	USD	939,148	11/4/11	28,036
BAML	PHP	8,000,000	USD	(182,607)	11/4/11	(16)
BAML	PLN	(1,415,295)	USD	437,928	11/4/11	12,319
BCLY	EUR	(334,513)	USD	450,000	11/4/11	1,997
BCLY	JPY	26,277,930	USD	(344,430)	11/4/11	(3,565)
CITI	EUR	(884,459)	USD	1,209,732	11/4/11	25,202
CITI	JPY	42,908,859	USD	(562,378)	11/4/11	(5,785)
CITI	NZD	266,097	USD	(217,380)	11/4/11	(15,036)
GSC	AUD	(1,135,519)	USD	1,100,000	11/4/11	5,914
GSC	GBP	264,416	USD	(412,467)	11/4/11	(338)
GSC	NOK	(1,162,560)	USD	203,619	11/4/11	5,917
HSBC	AUD	(1,415,203)	USD	1,439,049	11/4/11	75,484
HSBC	EUR	(369,288)	USD	504,824	11/4/11	10,247
HSBC	KRW	570,924,000	USD	(491,244)	11/4/11	(8,994)
HSBC	NOK	(1,932,857)	USD	339,180	11/4/11	10,485
JPMC	CLP	187,815,000	USD	(371,911)	11/4/11	(10,746)
JPMC	EUR	(625,697)	USD	856,266	11/4/11	18,289
MNB	HKD	(68,175)	USD	8,748	10/3/11	(6)
MNB	ILS	(6,960)	USD	1,870	10/3/11	(1)
MNB	MYR	20,760	USD	(6,519)	10/4/11	(9)
MNB	PLN	(5,380)	USD	1,631	10/3/11	7
MSC	AUD	(462,207)	USD	450,000	11/4/11	4,658
MSC	EUR	(2,178,057)	USD	2,968,588	11/4/11	51,580
MSC	JPY	37,602,350	USD	(492,422)	11/4/11	(4,663)
MSC	KRW	2,328,414,100	USD	(2,004,489)	11/4/11	(37,715)
MSC	NOK	(7,363,013)	USD	1,291,539	11/4/11	39,410
						$308,327

Futures Contracts

				Unrealized
				Appreciation
Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	(Depreciation)
4 Euro Bond	$768,712	$731,368	12/8/11	$(37,344)
81 U.S. Long Bond	10,980,437	11,552,625	11/25/11	572,188
(38) U.S. Treasury 10 yr Notes	(4,892,683)	(4,943,563)	12/20/11	(50,880)
25 U.S. Ultra Bond	3,562,575	3,965,625	12/20/11	403,050
	$10,419,041			$887,014

Swap Contracts
CDS Contracts

	Swap				Unrealized
	Referenced Obligation	Notional	Annual Protection	Termination	Appreciation
Counterparty	Protection Purchased:	Value	Payments	Date	(Depreciation)
MSC	CDX.NA.HY.17	$11,840,000	5.00%	12/20/16	$211,455
MSC	Japan 5 yr CDS	600,000	1.00%	9/20/16	7,866
MSC	Kingdom of Spain 5 yr CDS	2,239,000	1.00%	6/20/16	115,878
MSC	People’s Republic of China 5 yr CDS	1,100,000	1.00%	12/20/16	-
	Republic of France
MSC	5 yr CDS	2,473,000	0.25%	9/20/16	(2,623)
MSC	5 yr CDS	648,000	0.25%	12/20/16	(5,390)
MSC	Republic of Italy 5 yr CDS	600,000	1.00%	9/20/16	27,690
MSC	State of Israel 5 yr CDS	600,000	1.00%	9/20/16	5,382
Total		$20,100,000			$360,258

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Delaware Foundation® Conservative Allocation Fund (Fund).

Security Valuation– Equity securities and Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities and credit default swap (CDS) contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$355,981,800
Aggregate unrealized appreciation	$25,046,994
Aggregate unrealized depreciation	(19,035,295)
Net unrealized appreciation	$6,011,699

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $14,052,196 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.  Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances.  The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$40,064,088	$156,474	$40,220,562
Common Stock	88,359,095	26,231,816	24,150	114,615,061
Corporate Debt	-	117,346,270	-	117,346,270
Foreign Debt	-	36,597,103	-	36,597,103
Investment Companies	16,017,883	-	-	16,017,883
Municipal Bonds	-	570,098	-	570,098
U.S. Treasury Obligations	-	10,674,451	-	10,674,451
Short-Term Investments	-	24,803,851	-	24,803,851
Other	232,224	814,875	101,121	1,148,220
Total	$104,609,202	$257,102,552	$281,745	$361,993,499

Foreign Currency Exchange Contracts	$-	$308,327	$-	$308,327
Futures Contracts	$887,014	$-	$-	$887,014
Swap Contracts	$-	$360,258	$-	$360,258

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset-
	Backed &
	Mortgage-
	Backed	Common	Corporate
	Securities	Stock	Debt	Other	Total
Balance as of 12/31/10	$100,406	$-	$390,000	$-	$490,406
Purchases	162,717	90,300	-	-	253,017
Sales	(100,309)	(40,860)	(393,014)	-	(534,183)
Net realized gain (loss)	309	(1,140)	3,014	-	2,183
Transfer into Level 3	-	-	-	62,162	62,162
Net change in unrealized
appreciation/depreciation	(6,649)	(24,150)	-	38,959	8,160
Balance as of 9/30/11	$156,474	$24,150	$-	$101,121	$281,745

Net change in unrealized
appreciation/depreciation from
investments still held as of 9/30/11	$(6,243)	$(24,150)	$-	$38,959	$8,566

During the period ended September 30, 2011, transfer into Level 3 investments from Level 1 investments were made in the amount of $62,162 for the Fund. This was due to the pricing vendor not being able to supply a matrix price for an investment. During the period ended September 30, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts–The Fund may enter into index swap contracts and CDS contracts in the normal course of pursuing its investment objectives. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds.  The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. No index swap contracts were outstanding at September 30, 2011.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No inflation swap contracts were outstanding at September 30, 2011.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended September 30, 2011, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At September 30, 2011, the net unrealized appreciation of credit default swaps was $360,258. If a credit event had occurred for all swap transactions where collateral posting was required as of September 30, 2011, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have received $20,100,000 less the value of the contracts' related reference obligations. The Fund received $1,845,000 in securities collateral for open CDS contracts.

CDS may involve greater risks than if the Fund had invested in the reference obligation directly. CDS are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

Fair values of derivative instruments as of September 30, 2011 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Schedule of	Fair Value	Schedule of	Fair Value
	Investments		Investments
	Location		Location

Foreign currency exchange contracts (Forward currency contracts)	Liabilities net of receivables and other assets	$309,904	Liabilities net of receivables and other assets	$(1,577)
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	887,014	Liabilities net of receivables and other assets
Credit contracts (Swaps contracts)	Liabilities net of receivables and other assets	360,258	Liabilities net of receivables and other assets
Total		$1,557,176		$(1,577)

The effect of derivative instruments on the Statement of Operations for the period ended September 30, 2011 was as follows:

Change in Unrealized
	Location of Gain or Loss on Derivatives	Realized Gain or		Appreciation
	Recognized in Income	Loss on Derivatives		or Depreciation
		Recognized in Income		on Derivatives
Recognized in Income

Forward currency exchange contracts	Net realized loss on foreign
(Foreign currency exchange contracts)	currency exchange contracts and net change
in unrealized appreciation/depreciation
	of investments and foreign currencies	$(1,178,037	)*	$644,831

Interest rate contracts	Net realized gain on futures contracts
(Futures contracts)	and net change in unrealized
appreciation/depreciation of investments
	and foreign currencies	262,098		665,108

Credit contracts	Net realized gain on swap
(Swap contracts)	contracts and net change in unrealized
appreciation/depreciation of investments
	and foreign currencies	426,931		360,258
Total		$(489,008)		$1,670,197

*Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported on the Fund’s Statement of Operations.

4. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s and Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be illiquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Schedule of Investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP SSgA Bond Index Fund

September 30, 2011

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)
Agency Mortgage-Backed Securities – 32.49%
•Fannie Mae ARM
5.231% 7/1/38		$294,485	$316,100
5.49% 9/1/38		341,564	369,002
5.512% 11/1/38		496,478	534,256
5.557% 9/1/37		458,148	488,630
5.742% 11/1/35		690,086	739,529
5.739% 3/1/37		2,060,090	2,227,443
Fannie Mae S.F. 10 yr
5.00% 12/1/11		1,201	1,203
5.00% 5/1/12		2,030	2,134
5.00% 9/1/12		70,903	74,598
5.00% 10/1/12		374,396	399,121
5.00% 2/1/13		389,527	410,319
5.00% 5/1/13		314,521	334,416
5.50% 12/1/14		156,887	163,452
5.50% 11/1/15		13,189	13,862
6.00% 6/1/12		33,560	33,876
6.00% 12/1/13		187,164	193,650
6.00% 3/1/16		540,290	574,249
6.00% 10/1/16		382,890	409,414
6.00% 12/1/17		216,429	231,032
6.00% 9/1/18		47,966	52,098
Fannie Mae S.F. 15 yr
3.50% 11/1/25		2,823,034	2,952,200
3.50% 12/1/25		4,733,482	4,950,059
4.00% 4/1/24		1,563,265	1,649,885
4.00% 5/1/24		15,744	16,616
4.00% 6/1/24		1,434,911	1,514,419
4.00% 7/1/24		697,426	736,070
4.00% 10/1/24		48,967	51,680
4.00% 1/1/25		1,641,009	1,760,654
4.00% 3/1/25		1,694,892	1,818,466
4.00% 3/1/26		1,959,989	2,069,817
4.50% 2/1/23		708,148	755,021
4.50% 5/1/23		111,713	119,107
4.50% 6/1/23		377,623	402,618
4.50% 11/1/23		146,032	155,698
4.50% 5/1/24		1,796,288	1,915,185
4.50% 7/1/24		1,192,645	1,270,096
4.50% 8/1/24		600,431	639,423
4.50% 11/1/24		598,829	637,718
5.00% 4/1/21		273,902	295,840
5.00% 4/1/23		184,151	198,095
5.00% 6/1/23		3,129,833	3,395,874
5.00% 9/1/23		866,181	931,770
5.00% 12/1/23		700,833	789,400
5.00% 4/1/24		934,844	1,007,386
5.00% 3/1/25		283,774	305,262
5.50% 12/1/18		741,682	804,796
5.50% 4/1/22		227,965	247,244
5.50% 7/1/22		313,502	340,015
5.50% 1/1/24		271,653	294,627
5.50% 2/1/24		666,243	722,588
6.00% 2/1/14		321,061	335,442
6.00% 12/1/18		2,954	3,204
6.00% 6/1/20		306,633	330,333
6.00% 8/1/22		57,485	62,932
6.00% 9/1/22		228,192	248,352
6.00% 8/1/23		31,909	34,633
Fannie Mae S.F. 15 yr TBA
4.00% 10/1/26		4,500,000	4,741,875
4.50% 10/1/26		3,000,000	3,191,719
Fannie Mae S.F. 20 yr 6.50% 12/1/17		4,148	4,574
Fannie Mae S.F. 30 yr
3.50% 10/1/40		2,451,791	2,521,361
3.50% 12/1/40		983,671	1,011,582
4.00% 2/1/39		705,400	740,406
4.00% 3/1/39		25,024	26,309
4.00% 4/1/39		907,197	952,217
4.00% 6/1/39		436,750	458,423
4.00% 8/1/39		1387,952	1,482,598
4.00% 9/1/39		1,364,716	1,439,477
4.00% 11/1/39		156,384	164,145
4.00% 1/1/40		1,769,879	1,857,709
4.00% 5/1/40		886,990	930,868
4.00% 11/1/40		2,544,511	2,672,165
4.00% 12/1/40		3,061,509	3,221,123
4.00% 1/1/41		7,832,525	8,219,991
4.00% 2/1/41		1,943,748	2,039,903
4.50% 9/1/35		596,579	635,946
4.50% 4/1/38		303,302	322,369
4.50% 7/1/38		324,191	344,571
4.50% 2/1/39		250,151	265,877
4.50% 3/1/39		2,320,503	2,464,930
4.50% 4/1/39		4,985,729	5,310,512
4.50% 5/1/39		1,272,983	1,366,732
4.50% 6/1/39		768,514	816,345
4.50% 7/1/39		2,470,127	2,623,867
4.50% 9/1/39		890,717	952,835
4.50% 1/1/40		2,655,417	2,861,350
4.50% 2/1/40		4,783,529	5,135,816
4.50% 5/1/40		2,708,548	2,891,489
4.50% 6/1/40		1,724,351	1,831,674
4.50% 8/1/40		806,464	857,162
4.50% 9/1/40		1,844,023	1,958,794
4.50% 10/1/40		8,767,863	9,320,651
4.50% 11/1/40		1,432,520	1,521,679
4.50% 2/1/41		3,464,575	3,680,208
5.00% 12/1/32		1,154,386	1,248,156
5.00% 9/1/33		850,849	919,563
5.00% 7/1/34		2,035,599	2,199,995
5.00% 11/1/34		1,043,420	1,127,561
5.00% 4/1/35		663,666	717,057
5.00% 6/1/35		1,103,019	1,191,309
5.00% 7/1/35		1,018,846	1,100,810
5.00% 9/1/35		292,935	316,273
5.00% 10/1/35		897,114	968,585
5.00% 2/1/36		9,766,037	10,544,066
5.00% 3/1/36		561,174	605,881
5.00% 11/1/36		144,595	156,227
5.00% 8/1/37		265,580	286,198
5.00% 4/1/38		1,675,781	1,804,571
5.00% 7/1/38		171,163	184,318
5.00% 11/1/38		207,415	223,354
5.00% 8/1/39		3,029,425	3,262,249
5.00% 12/1/39		821,186	884,298
5.00% 1/1/40		1,452,736	1,590,261
5.00% 7/1/40		5,860,002	6,333,022
5.50% 11/1/33		510,279	557,591
5.50% 1/1/34		375,540	410,477
5.50% 5/1/34		724,174	791,545
5.50% 7/1/34		869,719	950,087
5.50% 10/1/34		683,415	752,333
5.50% 9/1/35		481,053	525,205
5.50% 10/1/35		882,857	963,886
5.50% 12/1/35		1,793,206	1,957,789
5.50% 1/1/36		2,882,395	3,146,945
5.50% 4/1/36		1,904,781	2,079,604
5.50% 8/1/36		1,012,738	1,105,688
5.50% 2/1/37		345,631	377,569
5.50% 3/1/37		1,116,914	1,215,237
5.50% 5/1/37		1,027,134	1,126,199
5.50% 6/1/37		771,702	849,523
5.50% 8/1/37		426,968	464,554
5.50% 11/1/37		7,919	8,616
5.50% 12/1/37		4,984	5,423
5.50% 1/1/38		3,125,232	3,400,350
5.50% 2/1/38		1,115,605	1,213,369
5.50% 6/1/38		115,578	125,752
5.50% 7/1/38		963,388	1,046,991
5.50% 10/1/38		390,387	424,753
5.50% 1/1/39		2,056,432	2,236,058
5.50% 5/1/39		3,843,573	4,181,927
5.50% 6/1/39		3,192,402	3,473,433
6.00% 12/1/35		553,750	619,196
6.00% 2/1/36		447,990	493,377
6.00% 6/1/36		181,740	200,152
6.00% 7/1/36		939,748	1,034,957
6.00% 8/1/36		855,873	942,583
6.00% 9/1/36		967,788	1,066,105
6.00% 10/1/36		933,854	1,028,465
6.00% 11/1/36		100,526	110,710
6.00% 1/1/37		416,138	460,116
6.00% 3/1/37		235,864	259,244
6.00% 4/1/37		108,697	119,471
6.00% 5/1/37		962,102	1,057,470
6.00% 6/1/37		476,734	523,990
6.00% 8/1/37		1,600,395	1,759,035
6.00% 9/1/37		1,847,293	2,030,406
6.00% 10/1/37		3,927,177	4,316,459
6.00% 11/1/37		714,945	785,804
6.00% 1/1/38		261,946	287,912
6.00% 2/1/38		416,344	457,354
6.00% 4/1/38		44,368	48,739
6.00% 5/1/38		1,372,728	1,507,942
6.00% 6/1/38		648,999	712,924
6.00% 8/1/38		751,323	825,329
6.00% 9/1/38		156,177	171,560
6.00% 10/1/38		326,364	358,511
6.00% 11/1/38		473,412	520,043
6.50% 3/1/32		3,971	4,469
6.50% 7/1/36		565,538	629,308
6.50% 9/1/36		518,381	576,834
6.50% 11/1/36		755,647	840,855
6.50% 9/1/37		67,121	74,522
6.50% 10/1/37		986,411	1,093,940
6.50% 2/1/38		990,430	1,097,159
6.50% 3/1/38		1,797,636	1,999,214
6.50% 5/1/38		392,815	435,145
6.50% 7/1/38		980,156	1,085,778
6.50% 10/1/38		874,603	969,488
7.00% 8/1/39		958,584	1,100,740
Fannie Mae S.F. 30 yr TBA 4.00% 10/1/41		4,000,000	4,192,500
•Freddie Mac ARM
3.571% 8/1/40		2,016,539	2,124,210
3.647% 9/1/40		4,688,259	4,945,301
4.708% 11/1/37		493,071	519,897
5.186% 9/1/37		853,590	905,016
5.90% 6/1/36		565,654	612,227
Freddie Mac S.F. 15 yr
3.50% 12/1/25		4,500,266	4,695,698
4.00% 2/1/24		435,629	461,462
4.00% 8/1/24		675,252	711,285
4.00% 2/1/25		785,609	827,530
4.00% 7/1/25		2,579,717	2,717,376
4.00% 4/1/26		2,815,933	2,967,077
4.50% 1/1/15		77,182	79,686
4.50% 2/1/15		47,192	48,723
4.50% 8/1/15		35,373	36,671
4.50% 12/1/19		209,477	223,862
4.50% 4/1/21		141,288	150,990
4.50% 1/1/23		216,149	229,845
4.50% 4/1/23		435,783	463,396
4.50% 5/1/23		864,249	919,009
4.50% 6/1/23		61,016	64,882
4.50% 12/1/23		87,965	93,539
4.50% 6/1/24		33,644	35,744
4.50% 7/1/24		1,106,515	1,175,589
4.50% 8/1/24		373,722	401,139
4.50% 11/1/24		968,501	1,028,959
4.50% 5/1/25		373,476	396,790
4.50% 8/1/25		1,454,225	1,546,367
5.00% 1/1/22		890,458	961,225
5.00% 6/1/22		741,291	798,349
5.00% 4/1/23		737,032	791,920
5.00% 3/1/25		1,289,348	1,393,427
5.50% 12/1/13		132,103	138,299
5.50% 11/1/17		1,812,629	1,960,960
5.50% 6/1/23		103,653	112,135
5.50% 7/1/24		1,323,917	1,433,083
6.00% 12/1/22		453,491	496,106
6.00% 11/1/23		375,443	407,439
Freddie Mac S.F. 15 yr TBA
3.50% 10/1/26		2,000,000	2,083,750
4.00% 10/1/26		2,000,000	2,103,125
Freddie Mac S.F. 30 yr
4.00% 5/1/39		2,281,509	2,392,495
4.00% 2/1/40		446,241	467,949
4.00% 5/1/40		922,178	966,750
4.00% 11/1/40		7,243,237	7,593,328
4.00% 12/1/40		2,452,422	2,570,956
4.00% 2/1/41		2,936,990	3,081,698
4.50% 2/1/39		1,059,342	1,122,799
4.50% 5/1/39		503,515	536,941
4.50% 6/1/39		3,398,246	3,615,078
4.50% 7/1/39		836,641	887,345
4.50% 9/1/39		1,757,634	1,888,047
4.50% 10/1/39		1,149,429	1,220,838
4.50% 1/1/40		5,029,973	5,363,891
4.50% 2/1/40		3,141,648	3,350,207
4.50% 7/1/40		886,005	938,593
4.50% 9/1/40		2,397,299	2,556,444
4.50% 2/1/41		7,917,241	8,387,163
4.50% 3/1/41		4,952,618	5,264,375
5.00% 10/1/34		1,171,370	1,270,583
5.00% 8/1/35		688,468	741,724
5.00% 10/1/35		304,728	328,300
5.00% 11/1/35		196,667	211,880
5.00% 12/1/35		1,080,381	1,163,954
5.00% 2/1/37		790,055	850,113
5.00% 4/1/37		648,914	697,488
5.00% 5/1/37		1,081,329	1,162,271
5.00% 12/1/37		1,282,428	1,378,423
5.00% 1/1/38		64,883	69,669
5.00% 4/1/38		49,440	53,086
5.00% 6/1/38		1,974,200	2,119,818
5.00% 10/1/38		1,797,379	1,931,921
5.00% 12/1/38		1,601,403	1,719,523
5.00% 1/1/39		448,399	481,473
5.00% 3/1/39		1,857,842	2,015,197
5.00% 8/1/39		409,911	444,630
5.00% 9/1/39		2,893,917	3,112,467
5.00% 1/1/40		2,332,152	2,509,142
5.00% 5/1/40		927,740	997,185
5.00% 6/1/40		4,500,958	4,862,488
5.00% 3/1/41		1,488,574	1,608,140
5.50% 8/1/33		282,842	308,094
5.50% 6/1/34		557,689	607,306
5.50% 6/1/35		428,202	466,298
5.50% 11/1/35		749,445	816,356
5.50% 1/1/37		520,101	565,642
5.50% 5/1/37		705,568	767,350
5.50% 7/1/37		224,966	246,809
5.50% 1/1/38		5,857,539	6,370,441
5.50% 2/1/38		808,374	877,389
5.50% 5/1/38		3,638,357	4,199,212
5.50% 6/1/38		204,837	221,973
5.50% 8/1/38		489,678	537,223
5.50% 12/1/38		647,733	705,564
5.50% 8/1/39		873,842	951,860
5.50% 12/1/39		1,933,437	2,095,181
5.50% 3/1/40		1,986,813	2,156,438
5.50% 4/1/40		2,974,087	3,228,000
6.00% 8/1/36		184,022	201,717
6.00% 11/1/36		416,781	458,680
6.00% 4/1/37		7,355	8,095
6.00% 5/1/37		1,269,846	1,394,727
6.00% 8/1/37		2,260,827	2,483,164
6.00% 9/1/37		1,069,035	1,181,771
6.00% 10/1/37		316,943	348,409
6.00% 11/1/37		1,992,995	2,188,993
6.00% 12/1/37		59,895	65,832
6.00% 6/1/38		207,652	227,911
6.00% 7/1/38		496,870	545,345
6.00% 8/1/38		811,767	890,965
6.00% 9/1/38		281,617	309,093
6.00% 10/1/38		673,903	740,748
6.00% 11/1/38		238,996	262,313
6.00% 3/1/39		364,421	399,975
6.00% 4/1/39		159,614	175,910
6.00% 9/1/39		654,537	717,475
6.00% 12/1/39		713,720	782,348
6.00% 5/1/40		1,430,655	1,571,351
6.50% 11/1/36		1,437,674	1,604,564
6.50% 8/1/37		504,808	563,408
6.50% 10/1/37		154,617	171,986
6.50% 6/1/38		142,354	158,345
6.50% 4/1/39		917,508	1,020,575
Freddie Mac S.F. 30 yr TBA
3.50% 10/1/41		1,000,000	1,026,563
4.50% 10/1/41		3,000,000	3,172,969
GNMA S. F. 30 yr
3.50% 10/15/40		610,063	638,863
3.50% 1/15/41		278,560	291,711
3.50% 7/15/41		109,265	114,423
4.00% 6/15/39		432,924	463,798
4.00% 7/15/39		456,497	489,052
4.00% 8/15/39		435,720	466,793
4.00% 8/15/40		6,409,462	6,866,552
4.00% 10/15/40		1,448,353	1,552,208
4.00% 12/15/40		1,938,850	2,078,331
4.00% 1/15/41		1,941,717	2,081,404
4.50% 3/15/39		5,517,097	6,015,509
4.50% 4/15/39		1,985,172	2,164,511
4.50% 5/15/39		422,478	460,876
4.50% 6/15/39		1,617,585	1,763,717
4.50% 7/15/39		1,962,932	2,140,262
4.50% 9/15/39		2,234,311	2,436,157
4.50% 10/15/39		2,691,432	2,941,875
4.50% 12/15/39		861,278	939,085
4.50% 1/15/40		4,641,093	5,055,626
4.50% 5/15/40		1,010,945	1,102,589
4.50% 6/15/40		2,835,293	3,089,355
4.50% 7/15/40		823,045	895,598
4.50% 9/15/40		941,129	1,024,092
4.50% 1/15/41		519,477	567,217
4.50% 2/15/41		7,709,387	8,396,181
4.50% 6/15/41		985,366	1,072,228
5.00% 3/15/35		254,189	280,301
5.00% 8/15/38		184,270	202,566
5.00% 6/15/39		2,919,369	3,221,564
5.00% 9/15/39		5,961,977	6,589,407
5.00% 10/15/39		577,194	635,946
5.00% 11/15/39		1,255,473	1,387,189
5.00% 1/15/40		2,587,870	2,859,373
5.00% 2/15/40		1,701,654	1,880,181
5.00% 4/15/40		1,647,447	1,811,020
5.00% 7/15/40		1,703,509	1,872,648
5.50% 10/15/33		937,417	1,041,735
5.50% 4/15/37		255,089	282,778
5.50% 7/15/37		163,111	180,395
5.50% 1/15/38		8,529	9,430
5.50% 2/15/38		1,254,301	1,388,852
5.50% 7/15/38		12,358	13,664
5.50% 8/15/38		342,243	378,404
5.50% 9/15/38		2,731,969	3,022,543
5.50% 12/15/38		549,900	608,001
5.50% 1/15/39		758,278	838,395
5.50% 7/15/39		60,009	66,349
5.50% 10/15/39		1,689,496	1,868,312
5.50% 4/15/40		2,319,621	2,577,270
5.50% 2/15/41		458,691	507,155
6.00% 5/15/37		515,359	575,669
6.00% 1/15/38		690,147	770,291
6.00% 3/15/38		27,533	30,731
6.00% 5/15/38		1,399,214	1,563,807
6.00% 7/15/38		797,775	890,794
6.00% 8/15/38		1,068,403	1,192,472
6.00% 10/15/38		980,788	1,094,682
6.00% 11/15/38		504,579	563,175
6.00% 12/15/38		1,002,569	1,118,993
6.00% 1/15/39		273,131	304,848
6.00% 5/15/39		37,608	41,976
6.00% 6/15/39		27,123	30,408
6.00% 8/15/39		36,003	40,265
6.00% 10/15/39		57,619	64,310
6.00% 6/15/40		35,220	39,684
6.50% 8/15/37		377,149	428,663
6.50% 3/15/38		47,062	53,483
6.50% 5/15/38		93,615	106,387
6.50% 7/15/38		184,534	210,633
6.50% 8/15/38		6,783	7,720
6.50% 9/15/38		80,424	91,632
6.50% 10/15/38		125,755	142,923
6.50% 2/15/39		908,184	1,032,090
6.50% 8/15/39		39,960	45,474
GNMA S.F. 30 yr TBA
4.00% 10/1/41		1,750,000	1,871,406
5.00% 10/1/41		7,000,000	7,686,876

Total Agency Mortgage-Backed Securities (Cost $487,619,463)			506,444,336
Agency Obligations – 5.60%
Fannie Mae
0.375% 12/28/12		1,250,000	1,251,629
0.50% 10/3/13		100,000	99,728
0.70% 9/19/14		500,000	498,116
0.70% 10/17/14		100,000	99,445
0.75% 2/26/13		500,000	502,863
0.75% 10/25/13		100,000	100,031
0.75% 12/18/13		2,000,000	2,009,957
0.80% 11/29/13		100,000	100,091
0.80% 10/17/14		500,000	500,000
0.875% 11/4/13		100,000	100,035
0.875% 8/28/14		2,000,000	2,013,765
1.00% 9/23/13		2,000,000	2,021,107
1.00% 10/15/13		100,000	100,697
1.00% 11/29/13		500,000	500,493
1.00% 4/25/14		200,000	200,080
1.10% 8/1/14		100,000	100,141
1.125% 10/8/13		200,000	202,703
1.15% 8/8/14		100,000	100,175
1.25% 8/20/13		1,500,000	1,522,301
1.25% 10/28/14		100,000	100,055
1.30% 12/30/13		100,000	100,228
1.35% 2/24/14		100,000	101,937
1.375% 1/27/14		200,000	200,595
1.45% 1/24/14		500,000	501,750
1.50% 6/26/13		300,000	305,669
1.50% 12/30/13		100,000	100,232
1.50% 11/23/15		200,000	199,091
1.55% 1/27/14		100,000	100,308
1.55% 10/27/15		100,000	100,088
1.625% 11/9/15		100,000	100,146
1.65% 10/29/15		200,000	200,208
1.75% 2/22/13		500,000	509,483
1.75% 5/7/13		1,000,000	1,021,059
1.875% 10/15/15		100,000	103,255
2.00% 1/27/15		200,000	200,795
2.00% 11/30/15		100,000	100,268
2.15% 6/28/16		100,000	100,420
2.20% 7/5/16		100,000	100,415
2.25% 6/6/16		100,000	101,088
2.375% 4/11/16		1,000,000	1,055,176
2.50% 5/15/14		1,000,000	1,048,531
2.625% 11/20/14		700,000	742,513
2.75% 2/5/14		1,000,000	1,052,912
2.75% 3/13/14		200,000	210,899
2.75% 3/21/16		100,000	101,073
3.00% 9/16/14		500,000	535,118
3.625% 2/12/13		1,500,000	1,565,420
4.125% 4/15/14		500,000	544,723
4.625% 10/15/13		800,000	867,623
4.625% 10/15/14		500,000	559,506
4.75% 11/19/12		500,000	525,089
4.875% 12/15/16		500,000	588,003
5.00% 3/2/15		200,000	228,420
5.00% 4/15/15		500,000	572,334
5.00% 3/15/16		1,000,000	1,169,107
5.00% 2/13/17		2,250,000	2,668,369
5.00% 5/11/17		500,000	596,170
5.375% 6/12/17		600,000	728,561
5.625% 7/15/37		100,000	137,512
6.00% 4/18/36		100,000	115,450
6.25% 5/15/29		250,000	355,550
6.625% 11/15/30		300,000	447,253
7.125% 1/15/30		500,000	767,310
7.25% 5/15/30		500,000	782,720
Federal Farm Credit Bank
1.375% 6/25/13		100,000	101,818
1.50% 11/16/15		250,000	255,742
1.75% 2/21/13		500,000	508,883
1.875% 12/7/12		100,000	101,838
2.625% 4/17/14		300,000	315,711
3.00% 9/22/14		300,000	320,789
4.70% 8/10/15		235,000	268,064
4.875% 1/17/17		300,000	351,588
5.125% 8/25/16		100,000	118,114
Federal Home Loan Banks
0.70% 8/23/13		200,000	200,085
0.70% 9/16/14		100,000	99,627
0.875% 10/28/13		300,000	300,111
0.875% 12/27/13		500,000	504,627
1.00% 5/17/13		100,000	100,078
1.00% 8/8/14		100,000	100,127
1.05% 11/25/13		100,000	100,112
1.375% 5/28/14		450,000	459,525
1.50% 1/16/13		1,000,000	1,015,045
1.55% 11/18/15		100,000	100,171
1.625% 3/20/13		200,000	203,777
1.75% 12/14/12		500,000	508,391
1.875% 6/21/13		500,000	512,982
2.00% 12/9/14		200,000	200,566
2.125% 12/21/15		250,000	261,651
2.25% 9/8/17		500,000	520,835
2.75% 12/12/14		200,000	212,661
3.375% 2/27/13		250,000	260,650
3.625% 5/29/13		500,000	526,941
3.625% 10/18/13		1,500,000	1,597,052
4.00% 9/6/13		1,000,000	1,068,043
4.125% 3/13/20		400,000	453,268
4.50% 9/16/13		1,000,000	1,079,674
4.625% 10/10/12		1,500,000	1,567,418
4.875% 5/17/17		200,000	238,916
5.00% 11/17/17		1,700,000	2,049,624
5.125% 8/14/13		200,000	217,737
5.375% 5/18/16		1,000,000	1,187,949
5.50% 8/13/14		1,500,000	1,707,428
5.50% 7/15/36		300,000	388,664
5.625% 11/23/35		100,000	111,838
Federal Home Loan Mortgage
0.375% 11/30/12		1,500,000	1,501,495
0.50% 2/15/13		200,000	200,000
0.50% 10/3/13		100,000	99,885
0.50% 10/18/13		200,000	199,850
0.515% 11/26/12		500,000	501,304
0.55% 9/30/13		1,000,000	999,459
0.55% 10/25/13		500,000	500,000
0.625% 5/23/13		250,000	250,092
0.70% 4/29/13		200,000	200,062
0.70% 7/25/13		100,000	100,094
0.75% 12/28/12		500,000	502,778
0.75% 3/28/13		1,000,000	1,006,163
0.75% 6/7/13		100,000	100,061
0.80% 10/24/14		100,000	100,006
0.875% 10/28/13		1,000,000	1,009,288
1.00% 12/9/13		100,000	100,122
1.00% 1/27/14		300,000	300,122
1.00% 6/16/15		150,000	149,404
1.05% 12/9/13		250,000	250,291
1.05% 9/28/15		100,000	99,606
1.10% 8/8/14		100,000	100,358
1.125% 6/30/14		100,000	100,154
1.15% 10/7/13		200,000	200,020
1.20% 4/28/14		100,000	100,055
1.20% 7/25/14		100,000	100,445
1.25% 5/23/14		100,000	100,128
1.30% 6/2/14		100,000	100,145
1.35% 5/23/14		100,000	100,134
1.35% 1/6/15		100,000	100,224
1.375% 1/9/13		500,000	506,764
1.375% 2/25/14		1,500,000	1,532,189
1.50% 11/25/14		200,000	200,313
1.50% 7/13/15		100,000	100,656
1.625% 4/15/13		500,000	509,812
1.75% 11/23/15		250,000	250,505
2.00% 8/25/16		500,000	518,248
2.25% 12/21/15		100,000	100,468
2.50% 1/7/14		800,000	837,213
2.50% 4/23/14		1,000,000	1,050,492
2.50% 5/27/16		500,000	530,048
2.875% 2/9/15		500,000	534,973
3.00% 7/28/14		500,000	533,183
3.75% 3/27/19		700,000	792,105
4.00% 6/12/13		750,000	795,958
4.125% 12/21/12		1,000,000	1,046,079
4.125% 9/27/13		1,500,000	1,610,764
4.50% 1/15/13		500,000	526,834
4.50% 1/15/14		500,000	545,759
4.75% 11/17/15		1,000,000	1,150,464
4.875% 6/13/18		650,000	778,484
5.00% 7/15/14		500,000	562,574
5.00% 11/13/14		200,000	226,625
5.00% 4/18/17		1,000,000	1,188,436
5.125% 11/17/17		500,000	602,468
5.25% 4/18/16		1,000,000	1,181,471
5.50% 8/23/17		500,000	610,855
6.25% 7/15/32		500,000	728,920
6.75% 9/15/29		100,000	148,325
6.75% 3/15/31		300,000	454,043
Financing
9.40% 2/8/18		480,000	696,406
10.70% 10/6/17		150,000	227,031
Tennessee Valley Authority
3.875% 2/15/21		400,000	451,233
4.70% 7/15/33		200,000	236,183
4.75% 8/1/13		500,000	538,790
4.875% 12/15/16		100,000	117,498
5.25% 9/15/39		225,000	289,365
5.375% 4/1/56		200,000	274,769
5.50% 7/18/17		100,000	121,019
5.88% 4/1/36		75,000	103,659
6.00% 3/15/13		100,000	107,966
6.15% 1/15/38		100,000	144,401
7.125% 5/1/30		100,000	152,010

Total Agency Obligations (Cost $83,734,759)			87,321,012
Commercial Mortgage-Backed Securities – 2.11%
Banc of America Merrill Lynch Commercial Mortgage
Series 2005-4 A5A 4.933% 7/10/45		500,000	536,698
Series 2006-3 A2 5.806% 7/10/44		100,421	100,153
Series 2006-6 A3 5.369% 10/10/45		250,000	261,533
Series 2006-6 A4 5.356% 10/10/45		450,000	469,551
•Series 2007-2 A2 5.634% 4/10/49		304,591	308,739
•Series 2007-2 A4 5.645% 4/10/49		400,000	427,548
•Series 2007-3 A4 5.623% 6/10/49		200,000	210,325
Series 2007-5 A4 5.492% 2/10/51		25,000	26,110
Bear Stearns Commercial Mortgage Securities
Series 2004-PWR3 A3 4.487% 2/11/41		27,755	28,300
•Series 2004-T14 A4 5.20% 1/12/41		190,000	201,660
•Series 2004-T16 A6 4.75% 2/13/46		400,000	426,088
•Series 2006-PW12 A4 5.72% 9/11/38		100,000	109,790
Series 2006-PW13 A4 5.54% 9/11/41		150,000	164,618
Series 2006-T24 A4 5.537% 10/12/41		500,000	547,822
•Series 2007-PW16 A4 5.715% 6/11/40		250,000	266,638
•Series 2007-PW17 A4 5.694% 6/11/50		500,000	532,013
•Citigroup Commercial Mortgage Trust
Series 2007-C6 A4 5.697% 12/10/49		400,000	430,890
Series 2008-C7 A2B 6.072% 12/10/49		200,000	206,550
Citigroup/Deutsche Bank Commercial Mortgage Trust
•Series 2006-CD2 A4 5.344% 1/15/46		650,000	688,400
Series 2006-CD3 A5 5.617% 10/15/48		500,000	525,709
Series 2007-CD4 A3 5.293% 12/11/49		1,350,000	1,399,498
◆Commercial Mortgage Pass Through Certificates
Series 2004-LB2A A4 4.715% 12/11/49		250,000	261,795
•Series 2005-C6 A5A 5.116% 6/10/44		250,000	270,698
•Series 2006-C7 A4 5.75% 6/10/46		599,000	653,348
Series 2006-C8 A2B 5.248% 12/10/46		234,023	234,918
•Series 2007-C9 A4 5.814% 12/10/49		500,000	539,424
•Countrywide Capital Cobalt Series 2007-C2 A3 5.484% 4/15/47		450,000	476,835
Credit Suisse First Boston Mortgage Securities
•Series 2003-C4 A4 5.137% 8/15/36		250,000	261,474
•Series 2004-C1 A4 4.75% 1/15/37		250,000	261,018
Series 2004-C2 A1 3.819% 5/15/36		68,620	68,922
•Series 2004-C2 A2 5.416% 5/15/36		250,000	267,730
•Series 2004-C3 A5 5.113% 7/15/36		250,000	266,256
•Series 2005-C1 A4 5.014% 2/15/38		200,000	213,803
•Series 2005-C5 A4 5.10% 8/15/38		250,000	270,888
•Credit Suisse Mortgage Capital Certificates
Series 2006-C3 A3 6.817% 6/15/38		1,034,000	1,104,159
Series 2007-C3 A4 5.714% 6/15/39		225,000	234,311
Series 2007-C5 A3 5.694% 9/15/40		250,000	260,460
Series 2008-C1 A3 6.207% 2/15/41		200,000	210,033
General Electric Capital Commercial Mortgage
•Series 2005-C4 A4 5.314% 11/10/45		250,000	272,611
Series 2007-C1 A4 5.543% 12/10/49		725,000	758,808
GMAC Commercial Mortgage Securities Series 2003-C3 A4 5.023% 4/10/40		150,000	157,859
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38		525,000	558,025
Series 2005-GG4 A4 4.761% 7/10/39		445,450	469,422
•Series 2006-GG6 A4 5.553% 4/10/38		100,000	106,147
•Series 2007-GG10 A4 5.79% 8/10/45		500,000	519,458
Greenwich Capital Commercial Funding
•Series 2005-GG3 A4 4.799% 8/10/42		250,000	263,450
•Series 2006-GG7 A4 5.877% 7/10/38		500,000	538,362
Series 2007-GG11 A2 5.597% 12/10/49		245,000	251,869
Series 2007-GG11 A4 5.736% 12/10/49		100,000	103,809
JPMorgan Chase Commercial Mortgage Securities
•Series 2003-CB7 A4 4.879% 1/12/38		246,036	257,355
•Series 2003-PM1A A4 5.326% 8/12/40		250,000	262,927
•Series 2004-C2 A3 5.216% 5/15/41		150,000	159,766
•Series 2004-PNC1 A4 5.363% 6/12/41		300,000	321,687
•Series 2005-CB11 A4 5.335% 8/12/37		500,000	541,108
•Series 2005-CB13 AM 5.319% 1/12/43		500,000	453,648
Series 2005-LDP1 A3 4.865% 3/15/46		125,000	130,711
•Series 2005-LDP5 A3 5.234% 12/15/44		200,000	211,310
•Series 2006-CB15 A4 5.814% 6/12/43		250,000	266,469
Series 2006-CB17 A4 5.429% 12/12/43		365,000	388,787
Series 2006-LDP8 A4 5.399% 5/15/45		100,000	108,149
Series 2007-LD12 A2 5.827% 2/15/51		497,915	507,700
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2004-C2 A4 4.367% 3/15/36		250,000	262,338
•Series 2005-C7 A4 5.197% 11/15/30		200,000	217,808
•Series 2006-C4 A4 5.87% 6/15/38		918,000	1,007,297
Series 2006-C6 A4 5.372% 9/15/39		250,000	270,339
•Series 2007-C6 A4 5.858% 7/15/40		600,000	642,089
•Series 2007-C7 A3 5.866% 9/15/45		925,000	992,166
•Series 2008-C1 A2 6.145% 4/15/41		350,000	382,596
Merrill Lynch Mortgage Trust
•Series 2004-KEY2 A4 4.864% 8/12/39		150,000	158,422
•Series 2007-C1 A4 5.83% 6/12/50		255,000	270,351
Series 2008-C1 A3 5.71% 2/12/51		500,000	520,100
Merrill Lynch/Countrywide Commercial Mortgage Trust
•Series 2006-3 A2 5.291% 7/12/46		163,820	163,027
•Series 2006-4 A3 5.172% 12/12/49		750,000	799,804
Series 2007-5 A4 5.378% 8/12/48		320,000	324,215
Morgan Stanley Capital I
Series 2003-IQ6 A4 4.97% 12/15/41		250,000	262,970
Series 2004-HQ4 A7 4.97% 4/14/40		250,000	264,423
Series 2005-HQ6 A4A 4.989% 8/13/42		450,000	484,584
Series 2005-IQ9 A5 4.70% 7/15/56		750,000	788,736
•Series 2006-HQ9 AJ 5.793% 7/12/44		500,000	426,609
•Series 2007-HQ12 A4 5.591% 4/12/49		200,000	210,688
•Series 2007-HQ12 A5 5.591% 4/12/49		250,000	260,577
•Series 2007-IQ15 A4 5.884% 6/11/49		250,000	265,046
Morgan Stanley Dean Witter Capital I Series 2003-TOP9 A2 4.74% 11/13/36		245,036	251,402
Wachovia Bank Commercial Mortgage Trust
•Series 2003-C8 A4 4.964% 11/15/35		350,000	366,871
•Series 2003-C9 A4 5.012% 12/15/35		300,000	316,620
•Series 2006-C27 AM 5.795% 7/15/45		250,000	242,690
Series 2007-C31 A2 5.421% 4/15/47		187,088	192,080
•Series 2007-C32 A3 5.742% 6/15/49		200,000	207,023
•Series 2007-C33 A5 5.899% 2/15/51		500,000	527,046
Series 2007-C34 A3 5.678% 5/15/46		500,000	530,977

Total Commercial Mortgage-Backed Securities (Cost $29,452,691)			32,943,036
Corporate Bonds – 21.11%
Aerospace & Defense – 0.32%
Boeing
1.875% 11/20/12		100,000	101,040
3.50% 2/15/15		100,000	107,338
4.875% 2/15/20		200,000	228,607
5.00% 3/15/14		200,000	219,561
6.00% 3/15/19		100,000	121,645
6.125% 2/15/33		50,000	62,544
6.875% 3/15/39		100,000	138,707
Embraer Overseas 6.375% 1/15/20		100,000	109,500
General Dynamics
2.25% 7/15/16		150,000	153,817
4.25% 5/15/13		50,000	52,831
5.25% 2/1/14		200,000	219,951
Goodrich
4.875% 3/1/20		50,000	56,510
6.125% 3/1/19		100,000	120,589
Honeywell International
3.875% 2/15/14		155,000	166,772
4.25% 3/1/13		50,000	52,495
4.25% 3/1/21		50,000	55,595
5.00% 2/15/19		100,000	115,960
5.30% 3/1/18		100,000	117,752
5.375% 3/1/41		65,000	78,639
5.70% 3/15/37		100,000	123,218
L-3 Communications
4.75% 7/15/20		100,000	103,677
4.95% 2/15/21		100,000	104,545
Lockheed Martin
3.35% 9/15/21		100,000	99,220
4.121% 3/14/13		100,000	105,125
4.25% 11/15/19		200,000	217,830
5.50% 11/15/39		100,000	111,983
6.15% 9/1/36		50,000	60,782
Northrop Grumman
1.85% 11/15/15		100,000	99,516
3.50% 3/15/21		100,000	100,776
3.70% 8/1/14		30,000	31,865
5.05% 11/15/40		100,000	106,258
Raytheon
4.40% 2/15/20		100,000	108,716
6.40% 12/15/18		50,000	61,642
7.20% 8/15/27		100,000	139,118
Rockwell Collins 5.25% 7/15/19		50,000	58,606
United Technologies
4.50% 4/15/20		210,000	233,495
4.875% 5/1/15		100,000	112,278
5.375% 12/15/17		150,000	174,198
5.40% 5/1/35		100,000	117,427
6.125% 2/1/19		100,000	122,814
6.125% 7/15/38		200,000	253,020
			4,925,962
Air Freight & Logistics – 0.09%
FedEx 8.00% 1/15/19		100,000	130,686
United Parcel Service
3.125% 1/15/21		600,000	627,672
3.875% 4/1/14		100,000	107,452
4.50% 1/15/13		50,000	52,531
4.875% 11/15/40		55,000	63,283
5.125% 4/1/19		200,000	243,222
6.20% 1/15/38		105,000	142,873
			1,367,719
Airlines – 0.05%
◆American Airlines Pass Through Trust 2009-1A 10.375% 7/2/19		93,862	102,310
◆Continental Airlines 2009-1 Pass Through Trust 9.00% 7/8/16		182,413	197,006
◆Continental Airlines 2010-1 Class A Pass Through Trust 4.75% 1/12/21		100,000	96,000
◆Delta Air Lines 2009-1 Class A Pass Through Trust 7.75% 12/17/19		93,483	98,157
◆Delta Air Lines 2010-1 Class A Pass Through Trust 6.20% 7/2/18		94,327	97,156
◆Delta Air Lines 2010-2 Class A Pass Through Trust 4.95% 5/23/19		98,568	95,574
Southwest Airlines 5.125% 3/1/17		100,000	107,310
			793,513
Auto Components – 0.03%
Johnson Controls
1.75% 3/1/14		100,000	100,841
4.25% 3/1/21		60,000	63,072
5.00% 3/30/20		100,000	110,521
5.50% 1/15/16		100,000	112,384
5.70% 3/1/41		70,000	78,969
			465,787
Automobiles – 0.03%
Daimler Finance North America
6.50% 11/15/13		150,000	164,769
8.50% 1/18/31		200,000	283,606
			448,375
Beverages - 0.50%
Anheuser-Busch
4.95% 1/15/14		50,000	54,343
6.45% 9/1/37		100,000	131,031
Anheuser-Busch InBev World
2.875% 2/15/16		45,000	47,168
3.00% 10/15/12		200,000	204,206
4.125% 1/15/15		475,000	515,155
4.375% 2/15/21		30,000	33,207
5.375% 1/15/20		650,000	758,597
6.375% 1/15/40		200,000	266,512
7.75% 1/15/19		500,000	650,291
Bottling Group
4.625% 11/15/12		100,000	104,501
5.125% 1/15/19		200,000	233,960
6.95% 3/15/14		100,000	114,419
Brown-Foreman 2.50% 1/15/16		100,000	102,773
Coca-Cola
0.75% 11/15/13		300,000	299,693
1.50% 11/15/15		300,000	303,079
3.15% 11/15/20		170,000	175,819
3.625% 3/15/14		100,000	106,674
#144A 1.80% 9/1/16		245,000	245,996
#144A 3.30% 9/1/21		250,000	261,334
Coca-Cola Enterprises 3.50% 9/15/20		100,000	102,921
Coca-Cola HBC Finance 5.125% 9/17/13		50,000	53,491
Diageo Capital
4.828% 7/15/20		100,000	112,100
5.50% 9/30/16		100,000	114,978
5.75% 10/23/17		100,000	116,960
5.875% 9/30/36		100,000	122,832
Diageo Finance
3.25% 1/15/15		100,000	104,747
5.30% 10/28/15		100,000	112,930
5.50% 4/1/13		200,000	213,548
Dr. Pepper Snapple Group
2.35% 12/21/12		100,000	101,538
2.90% 1/15/16		200,000	206,734
PepsiAmericas 4.375% 2/15/14		100,000	108,432
PepsiCo
0.80% 8/25/14		240,000	238,956
3.00% 8/25/21		100,000	101,171
3.10% 1/15/15		200,000	211,957
3.125% 11/1/20		250,000	256,810
4.50% 1/15/20		100,000	112,456
4.65% 2/15/13		200,000	210,937
5.00% 6/1/18		150,000	174,324
5.50% 1/15/40		150,000	188,034
7.90% 11/1/18		200,000	266,496
			7,841,110
Biotechnology – 0.15%
Amgen
2.30% 6/15/16		150,000	153,749
4.10% 6/15/21		100,000	107,855
4.50% 3/15/20		150,000	167,586
4.85% 11/18/14		150,000	167,284
5.65% 6/15/42		100,000	121,418
5.75% 3/15/40		200,000	243,750
6.15% 6/1/18		250,000	304,369
6.375% 6/1/37		100,000	128,266
6.40% 2/1/39		50,000	66,045
Biogen Idec 6.875% 3/1/18		100,000	122,668
Celgene 3.95% 10/15/20		100,000	101,496
Genentech
4.75% 7/15/15		100,000	112,306
5.25% 7/15/35		50,000	58,468
Genzyme 5.00% 6/15/20		100,000	115,508
Gilead Sciences 4.50% 4/1/21		100,000	107,990
Life Technologies
4.40% 3/1/15		100,000	104,918
6.00% 3/1/20		150,000	166,337
			2,350,013
Building Products – 0.03%
CRH America
5.30% 10/15/13		100,000	104,857
6.00% 9/30/16		150,000	160,827
8.125% 7/15/18		125,000	146,401
Owens Corning 7.00% 12/1/36		100,000	103,923
			516,008
Capital Markets – 2.35%
Ameriprise Financial 7.30% 6/28/19		200,000	245,846
Bank of New York Mellon
1.50% 1/31/14		100,000	100,861
2.30% 7/28/16		200,000	201,700
3.55% 9/23/21		100,000	99,891
4.15% 2/1/21		100,000	106,249
4.30% 5/15/14		230,000	248,315
4.50% 4/1/13		200,000	211,056
4.95% 11/1/12		100,000	104,334
4.95% 3/15/15		150,000	161,166
5.45% 5/15/19		100,000	115,725
BankAmerica Capital II 8.00% 12/15/26		100,000	93,500
Bear Stearns
4.65% 7/2/18		100,000	105,039
5.30% 10/30/15		200,000	216,116
5.55% 1/22/17		300,000	314,347
5.70% 11/15/14		250,000	269,798
6.40% 10/2/17		400,000	454,733
7.25% 2/1/18		300,000	354,096
BlackRock
3.50% 12/10/14		100,000	106,339
5.00% 12/10/19		100,000	109,817
6.25% 9/15/17		100,000	115,669
China Development Bank 5.00% 10/15/15		100,000	108,239
Comerica Bank 5.75% 11/21/16		100,000	111,601
Credit Suisse USA
4.875% 1/15/15		100,000	105,382
5.125% 8/15/15		300,000	316,751
5.85% 8/16/16		100,000	110,032
7.125% 7/15/32		100,000	114,744
Deutsche Bank
2.375% 1/11/13		300,000	298,019
3.25% 1/11/16		200,000	196,292
4.875% 5/20/13		250,000	258,464
5.375% 10/12/12		225,000	232,094
6.00% 9/1/17		500,000	551,480
Export-Import Bank Korea
3.75% 10/20/16		200,000	196,076
4.00% 1/29/21		100,000	92,929
4.125% 9/9/15		100,000	101,317
5.125% 6/29/20		100,000	101,884
5.50% 10/17/12		100,000	103,796
5.875% 1/14/15		200,000	213,666
8.125% 1/21/14		200,000	224,239
Franklin Resources 4.625% 5/20/20		100,000	108,519
Goldman Sachs Capital I 6.345% 2/15/34		200,000	181,625
Goldman Sachs Group
3.625% 2/7/16		300,000	292,362
3.70% 8/1/15		400,000	391,978
4.75% 7/15/13		200,000	205,905
5.125% 1/15/15		200,000	206,631
5.15% 1/15/14		500,000	517,962
5.25% 7/27/21		50,000	49,419
5.35% 1/15/16		150,000	155,355
5.375% 3/15/20		200,000	198,948
5.45% 11/1/12		700,000	721,781
5.625% 1/15/17		500,000	485,578
5.75% 10/1/16		200,000	210,121
5.95% 1/18/18		200,000	206,176
5.95% 1/15/27		200,000	195,375
6.00% 5/1/14		230,000	243,653
6.00% 6/15/20		500,000	515,201
6.125% 2/15/33		250,000	251,760
6.15% 4/1/18		500,000	518,829
6.25% 9/1/17		300,000	312,837
6.25% 2/1/41		255,000	248,785
6.45% 5/1/36		100,000	91,141
6.75% 10/1/37		500,000	458,700
7.50% 2/15/19		225,000	251,442
Jefferies Group
5.875% 6/8/14		100,000	104,983
6.25% 1/15/36		100,000	90,982
8.50% 7/15/19		200,000	222,757
JPMorgan Chase Capital XXV 6.80% 10/1/37		200,000	201,338
KFW
1.375% 1/13/14		1,000,000	1,016,027
1.875% 1/14/13		700,000	712,134
2.625% 3/3/15		200,000	211,750
2.625% 2/16/16		1,200,000	1,277,596
2.75% 10/21/14		300,000	318,248
3.25% 3/15/13		100,000	103,930
3.50% 5/16/13		1,000,000	1,047,677
3.50% 3/10/14		300,000	320,636
4.00% 10/15/13		100,000	106,803
4.00% 1/27/20		750,000	857,994
4.125% 10/15/14		500,000	540,515
^4.349% 6/29/37		100,000	42,370
4.375% 3/15/18		200,000	232,497
4.50% 7/16/18		300,000	352,988
4.875% 1/17/17		500,000	588,126
4.875% 6/17/19		500,000	602,020
5.125% 3/14/16		100,000	117,353
^5.241% 4/18/36		100,000	43,245
Korea Development Bank
3.25% 3/9/16		200,000	193,799
4.00% 9/9/16		100,000	99,405
5.30% 1/17/13		200,000	207,882
8.00% 1/23/14		200,000	222,286
Lazard Group 7.125% 5/15/15		100,000	110,536
Lloyds TSB Bank
4.875% 1/21/16		200,000	197,338
6.375% 1/21/21		200,000	197,526
Merrill Lynch
5.00% 1/15/15		400,000	387,186
5.45% 2/5/13		400,000	396,536
5.70% 5/2/17		200,000	178,600
6.05% 5/16/16		200,000	180,162
6.11% 1/29/37		200,000	155,400
6.15% 4/25/13		100,000	100,085
6.22% 9/15/26		250,000	211,913
6.40% 8/28/17		200,000	194,143
6.875% 4/25/18		550,000	550,915
7.75% 5/14/38		200,000	186,329
Morgan Stanley
2.875% 7/28/14		140,000	133,500
3.80% 4/29/16		300,000	276,863
4.00% 7/24/15		100,000	94,342
4.10% 1/26/15		300,000	286,273
4.75% 4/1/14		400,000	380,346
5.25% 11/2/12		200,000	203,700
5.30% 3/1/13		500,000	504,345
5.375% 10/15/15		200,000	198,585
5.45% 1/9/17		300,000	289,699
5.50% 1/26/20		200,000	183,883
5.50% 7/24/20		100,000	90,725
5.50% 7/28/21		50,000	46,398
5.55% 4/27/17		350,000	337,463
5.625% 9/23/19		300,000	281,863
5.75% 10/18/16		200,000	197,652
5.75% 1/25/21		400,000	368,671
5.95% 12/28/17		300,000	291,278
6.00% 5/13/14		300,000	303,989
6.00% 4/28/15		300,000	298,819
6.25% 8/9/26		100,000	100,538
6.625% 4/1/18		500,000	496,676
7.25% 4/1/32		100,000	101,335
7.30% 5/13/19		300,000	309,606
NCUA Guaranteed Notes 2.35% 6/12/17		100,000	104,199
Nomura Holdings
4.125% 1/19/16		200,000	203,151
5.00% 3/4/15		100,000	104,873
6.70% 3/4/20		83,000	93,482
Northern Trust
3.45% 11/4/20		100,000	102,726
4.625% 5/1/14		25,000	26,968
5.50% 8/15/13		100,000	108,511
Oesterreichische Kontrollbank
1.375% 1/21/14		200,000	202,968
4.75% 10/16/12		550,000	573,811
4.875% 2/16/16		200,000	230,072
Raymond James Financial 8.60% 8/15/19		200,000	239,076
Rentenbank
2.50% 2/15/16		200,000	210,837
3.25% 3/15/13		200,000	207,594
4.125% 7/15/13		400,000	424,475
5.125% 2/1/17		400,000	472,632
Schwab (Charles)
4.45% 7/22/20		100,000	105,560
4.95% 6/1/14		100,000	109,350
TD Ameritrade Holding 4.15% 12/1/14		100,000	106,279
UFJ Finance Aruba 6.75% 7/15/13		85,000	91,379
			36,568,187
Chemicals – 0.33%
Agrium
6.125% 1/15/41		45,000	55,180
6.75% 1/15/19		100,000	121,266
Air Products & Chemicals
2.00% 8/2/16		55,000	55,958
4.375% 8/21/19		50,000	55,148
Airgas 2.85% 10/1/13		50,000	51,190
Cabot 5.00% 10/1/16		50,000	54,871
Dow Chemical
2.50% 2/15/16		60,000	59,148
4.25% 11/15/20		200,000	201,830
5.90% 2/15/15		200,000	220,947
7.375% 11/1/29		125,000	158,311
7.60% 5/15/14		100,000	113,646
8.55% 5/15/19		355,000	455,408
9.40% 5/15/39		100,000	154,947
duPont (E.I.) deNemours
3.25% 1/15/15		350,000	372,721
4.25% 4/1/21		150,000	164,694
4.75% 11/15/12		100,000	104,441
5.00% 7/15/13		50,000	53,672
5.25% 12/15/16		25,000	28,732
5.75% 3/15/19		100,000	119,973
6.00% 7/15/18		200,000	244,039
6.50% 1/15/28		150,000	191,300
Eastman Chemical 5.50% 11/15/19		100,000	112,487
Lubrizol 8.875% 2/1/19		150,000	203,722
Monsanto
2.75% 4/15/16		100,000	105,434
5.125% 4/15/18		25,000	29,419
5.875% 4/15/38		50,000	64,414
#Mosaic 144A 7.625% 12/1/16		100,000	104,879
Potash
3.75% 9/30/15		220,000	233,871
4.875% 3/30/20		10,000	11,234
6.50% 5/15/19		145,000	177,607
PPG Industries
1.90% 1/15/16		100,000	99,660
3.60% 11/15/20		100,000	103,353
7.70% 3/15/38		96,000	132,988
Praxair
2.125% 6/14/13		200,000	204,798
4.05% 3/15/21		100,000	108,553
4.50% 8/15/19		100,000	110,410
4.625% 3/30/15		101,000	111,541
Rohm & Haas 5.60% 3/15/13		125,000	132,047
RPM International 6.125% 10/15/19		50,000	54,083
Valspar 7.25% 6/15/19		50,000	60,472
			5,198,394
Commercial Banks – 1.93%
Abbey National 7.95% 10/26/29		100,000	90,499
•Abbey National Capital Trust I 8.963% 12/29/49		100,000	97,215
American Express Bank 5.50% 4/16/13		200,000	211,218
American Express Centurion Bank
5.95% 6/12/17		100,000	113,615
6.00% 9/13/17		100,000	112,369
#BanColombia 144A
4.25% 1/12/16		100,000	99,000
5.95% 6/3/21		200,000	195,500
Bank of America
3.625% 3/17/16		500,000	455,612
3.75% 7/12/16		500,000	455,390
4.50% 4/1/15		300,000	284,548
5.25% 12/1/15		200,000	185,084
5.30% 3/15/17		150,000	135,629
6.00% 10/15/36		100,000	91,614
Bank of Montreal 2.125% 6/28/13		100,000	102,274
Bank of Nova Scotia
2.05% 10/7/15		200,000	201,746
2.25% 1/22/13		80,000	81,536
2.375% 12/17/13		300,000	308,561
3.40% 1/22/15		300,000	315,955
Bank One 8.00% 4/29/27		100,000	129,561
Barclays Bank
2.375% 1/13/14		200,000	195,707
2.50% 1/23/13		200,000	198,709
5.00% 9/22/16		150,000	150,500
5.125% 1/8/20		300,000	294,477
5.14% 10/14/20		200,000	162,464
5.20% 7/10/14		300,000	307,000
6.75% 5/22/19		200,000	216,394
BB&T
2.05% 4/28/14		100,000	101,107
3.20% 3/15/16		200,000	204,481
3.375% 9/25/13		100,000	103,652
3.95% 4/29/16		100,000	105,852
4.75% 10/1/12		100,000	103,082
4.90% 6/30/17		100,000	106,662
5.20% 12/23/15		100,000	107,527
5.70% 4/30/14		100,000	109,212
BBVA US Senior 3.25% 5/16/14		100,000	93,771
BNP Paribas
2.125% 12/21/12		100,000	98,522
3.25% 3/11/15		300,000	291,783
3.60% 2/23/16		200,000	197,020
5.00% 1/15/21		300,000	294,243
Canadian Imperial Bank of Commerce
1.45% 9/13/13		100,000	100,633
2.35% 12/11/15		150,000	152,077
Capital One Capital VI 8.875% 5/15/40		175,000	178,453
Capital One Financial
2.125% 7/15/14		200,000	198,140
3.15% 7/15/16		60,000	59,465
4.75% 7/15/21		100,000	100,359
6.15% 9/1/16		100,000	106,044
6.75% 9/15/17		100,000	113,553
7.375% 5/23/14		200,000	223,533
Citibank North America 1.75% 12/28/12		400,000	407,072
Comerica 3.00% 9/16/15		100,000	99,435
Compass Bank 6.40% 10/1/17		100,000	107,046
Credit Suisse 5.40% 1/14/20		300,000	288,685
Credit Suisse New York
2.20% 1/14/14		300,000	297,498
3.50% 3/23/15		200,000	200,173
4.375% 8/5/20		200,000	193,885
5.00% 5/15/13		300,000	310,178
5.30% 8/13/19		100,000	101,191
5.50% 5/1/14		550,000	581,778
6.00% 2/15/18		200,000	203,222
Discover Bank 8.70% 11/18/19		100,000	114,425
Dresdner Bank 7.25% 9/15/15		100,000	93,746
Fifth Third Bancorp
3.625% 1/25/16		200,000	203,524
5.45% 1/15/17		100,000	106,425
6.25% 5/1/13		100,000	105,921
8.25% 3/1/38		100,000	119,987
First Horizon National 5.375% 12/15/15		150,000	151,963
First Tennessee Bank 5.05% 1/15/15		100,000	103,118
FleetBoston Financial 6.875% 1/15/28		200,000	199,004
HSBC Bank USA
4.625% 4/1/14		200,000	204,919
4.875% 8/24/20		150,000	140,928
5.00% 9/27/20		200,000	189,551
5.875% 11/1/34		100,000	95,857
7.00% 1/15/39		100,000	110,098
HSBC Holdings
5.10% 4/5/21		300,000	309,505
6.50% 5/2/36		200,000	201,335
6.50% 9/15/37		200,000	196,912
6.80% 6/1/38		200,000	200,589
#ICICI Bank144A 6.625% 10/3/12		100,000	102,475
JPMorgan Chase Bank 6.00% 10/1/17		450,000	473,680
KeyBank
5.45% 3/3/16		100,000	107,597
5.80% 7/1/14		150,000	161,806
KeyCorp
3.75% 8/13/15		100,000	103,108
5.10% 3/24/21		300,000	303,296
M&I Marshall & Ilsley Bank 4.85% 6/16/15		100,000	108,567
National City
4.90% 1/15/15		300,000	325,738
6.875% 5/15/19		100,000	115,066
PNC Bank 6.875% 4/1/18		150,000	173,940
PNC Funding
2.70% 9/19/16		200,000	200,246
5.125% 2/8/20		100,000	110,877
5.25% 11/15/15		200,000	214,848
6.70% 6/10/19		150,000	180,359
Rabobank
1.85% 1/10/14		250,000	252,894
4.50% 1/11/21		150,000	162,481
5.25% 5/24/41		150,000	165,033
Royal Bank of Canada
2.10% 7/29/13		200,000	205,195
2.30% 7/20/16		100,000	101,212
2.625% 12/15/15		100,000	103,510
2.875% 4/19/16		200,000	207,441
Royal Bank of Scotland
3.40% 8/23/13		191,000	190,205
3.95% 9/21/15		200,000	188,261
4.375% 3/16/16		300,000	287,144
4.875% 3/16/15		200,000	195,976
5.00% 10/1/14		100,000	93,180
5.05% 1/8/15		100,000	92,974
5.625% 8/24/20		150,000	145,127
6.125% 1/11/21		100,000	99,029
6.40% 10/21/19		300,000	287,230
Sovereign Bank 5.125% 3/15/13		100,000	100,919
SunTrust Bank
5.00% 9/1/15		239,000	254,010
7.25% 3/15/18		200,000	232,859
•SunTrust Capital VIII 6.10% 12/15/36		100,000	99,316
SVB Financial Group 5.375% 9/15/20		100,000	104,117
Svenska Handelsbanken 3.125% 7/12/16		200,000	201,337
Toronto-Dominion Bank
1.375% 7/14/14		100,000	100,960
2.50% 7/14/16		200,000	205,515
UBS
2.25% 8/12/13		250,000	245,628
3.875% 1/15/15		200,000	199,310
4.875% 8/4/20		345,000	332,785
5.75% 4/25/18		200,000	206,004
5.875% 7/15/16		200,000	206,199
5.875% 12/20/17		300,000	309,109
•UBS Preferred Funding Trust V 6.243% 5/29/49		100,000	75,250
Union Bank 2.125% 12/16/13		100,000	100,957
UnionBanCal 5.25% 12/16/13		40,000	42,843
US Bancorp
1.375% 9/13/13		300,000	301,987
2.45% 7/27/15		200,000	205,413
3.15% 3/4/15		100,000	104,447
4.20% 5/15/14		100,000	107,386
US Bank 4.95% 10/30/14		250,000	272,292
USB Capital XIII Trust 6.625% 12/15/39		50,000	50,377
Wachovia
5.50% 5/1/13		300,000	318,917
5.50% 8/1/35		150,000	148,124
5.625% 10/15/16		100,000	108,218
5.75% 2/1/18		100,000	112,820
Wachovia Bank
4.875% 2/1/15		250,000	263,386
5.85% 2/1/37		350,000	364,887
6.00% 11/15/17		800,000	887,638
6.60% 1/15/38		200,000	229,905
Wells Fargo
3.625% 4/15/15		200,000	208,425
3.676% 6/15/16		250,000	260,437
3.75% 10/1/14		200,000	211,341
4.375% 1/31/13		250,000	259,488
4.60% 4/1/21		250,000	267,743
4.95% 10/16/13		500,000	528,701
5.25% 10/23/12		400,000	417,093
5.625% 12/11/17		150,000	169,866
Wells Fargo Bank 4.75% 2/9/15		200,000	208,569
•Wells Fargo Capital XIII 7.70% 12/29/49		200,000	201,000
•Wells Fargo Capital XV 9.75% 12/29/49		200,000	199,900
Westpac Banking
2.10% 8/2/13		200,000	202,951
2.25% 11/19/12		100,000	101,358
3.00% 8/4/15		300,000	305,738
4.20% 2/27/15		200,000	209,843
4.875% 11/19/19		250,000	262,325
Zions Bancorporation 7.75% 9/23/14		100,000	105,492
			30,050,998
Commercial Services & Supplies – 0.14%
Allied Waste North America 6.875% 6/1/17		50,000	53,500
Avery Dennison 5.375% 4/15/20		50,000	50,930
Block Financial 5.125% 10/30/14		100,000	102,713
Cintas No. 2
2.85% 6/1/16		100,000	103,205
4.30% 6/1/21		60,000	64,909
Equifax 4.45% 12/1/14		50,000	53,311
Pitney Bowes
4.75% 1/15/16		100,000	106,257
4.75% 5/15/18		200,000	200,745
4.875% 8/15/14		100,000	107,396
Republic Services
3.80% 5/15/18		100,000	104,134
4.75% 5/15/23		100,000	108,818
5.25% 11/15/21		100,000	112,316
5.50% 9/15/19		299,000	341,873
5.70% 5/15/41		50,000	56,854
Waste Management
5.00% 3/15/14		25,000	27,180
6.125% 11/30/39		100,000	121,665
6.375% 3/11/15		150,000	172,272
7.00% 7/15/28		125,000	157,849
7.375% 3/11/19		100,000	125,516
			2,171,443
Communications Equipment – 0.15%
Cisco Systems
1.625% 3/14/14		200,000	203,528
2.90% 11/17/14		200,000	211,043
4.95% 2/15/19		450,000	512,882
5.50% 2/22/16		30,000	34,623
5.50% 1/15/40		200,000	231,625
5.90% 2/15/39		300,000	361,664
Corning
4.25% 8/15/20		65,000	68,923
5.75% 8/15/40		25,000	28,580
6.625% 5/15/19		20,000	24,378
Harris
5.95% 12/1/17		150,000	173,119
6.375% 6/15/19		35,000	41,854
Juniper Networks
4.60% 3/15/21		100,000	103,066
5.95% 3/15/41		100,000	110,030
Motorola Solutions 6.00% 11/15/17		150,000	166,261
			2,271,576
Computers & Peripherals – 0.30%
Dell
1.40% 9/10/13		200,000	201,223
2.30% 9/10/15		100,000	100,663
5.875% 6/15/19		100,000	114,062
6.50% 4/15/38		50,000	59,500
7.10% 4/15/28		50,000	61,363
Hewlett-Packard
1.25% 9/13/13		200,000	198,634
2.35% 3/15/15		150,000	150,578
3.00% 9/15/16		150,000	151,424
4.30% 6/1/21		300,000	303,464
4.375% 9/15/21		150,000	152,688
4.50% 3/1/13		300,000	313,071
4.75% 6/2/14		400,000	430,023
5.50% 3/1/18		200,000	223,462
6.00% 9/15/41		55,000	58,217
6.125% 3/1/14		100,000	109,384
International Business Machines
1.00% 8/5/13		205,000	206,571
1.95% 7/22/16		100,000	100,994
2.00% 1/5/16		100,000	101,541
2.10% 5/6/13		200,000	204,156
4.75% 11/29/12		200,000	209,333
5.60% 11/30/39		210,000	260,074
5.70% 9/14/17		200,000	238,257
5.875% 11/29/32		120,000	151,404
6.50% 10/15/13		200,000	222,330
7.625% 10/15/18		300,000	398,458
			4,720,874
Consumer Finance – 0.44%
American Express
6.15% 8/28/17		300,000	343,341
•6.80% 9/1/66		100,000	97,250
7.00% 3/19/18		100,000	118,460
7.25% 5/20/14		200,000	226,808
8.125% 5/20/19		200,000	252,797
8.15% 3/19/38		100,000	143,357
American Express Credit
2.75% 9/15/15		200,000	201,168
2.80% 9/19/16		200,000	199,237
5.125% 8/25/14		100,000	108,308
5.875% 5/2/13		350,000	371,318
7.30% 8/20/13		200,000	219,020
Capital One Bank USA 8.80% 7/15/19		200,000	235,965
Capital One Capital III 7.686% 8/15/36		200,000	196,250
Discover Financial Services 10.25% 7/15/19		100,000	121,208
HSBC Finance
5.00% 6/30/15		500,000	515,883
6.375% 11/27/12		500,000	518,367
#144A 6.676% 1/15/21		223,000	219,543
•HSBC Finance Capital Trust IX 5.911% 11/30/35		100,000	83,500
John Deere Capital
2.25% 6/7/16		100,000	101,678
4.50% 4/3/13		200,000	211,344
4.90% 9/9/13		300,000	322,467
5.50% 4/13/17		150,000	174,395
ORIX 4.71% 4/27/15		85,000	88,203
PACCAR Financial
1.95% 12/17/12		100,000	101,059
2.05% 6/17/13		100,000	101,292
SLM
5.00% 10/1/13		100,000	97,933
5.375% 1/15/13		100,000	100,035
5.375% 5/15/14		150,000	147,709
6.25% 1/25/16		250,000	245,612
8.00% 3/25/20		250,000	247,424
8.45% 6/15/18		150,000	156,224
Toyota Motor Credit
1.375% 8/12/13		100,000	100,817
2.00% 9/15/16		100,000	99,658
3.20% 6/17/15		200,000	210,027
3.40% 9/15/21		200,000	202,139
			6,879,796
Containers – 0.01%
Bemis
5.65% 8/1/14		165,000	178,869
6.80% 8/1/19		10,000	11,796
			190,665
Diversified Consumer Services – 0.04%
John Hopkins University 5.25% 7/1/19		50,000	59,097
Princeton University
4.95% 3/1/19		100,000	118,435
5.70% 3/1/39		50,000	66,449
Stanford University
3.625% 5/1/14		100,000	107,058
4.25% 5/1/16		100,000	112,037
Trustees of Dartmouth College 4.75% 6/1/19		50,000	57,100
Vanderbilt University 5.25% 4/1/19		50,000	58,463
Yale University 2.90% 10/15/14		100,000	106,161
			684,800
Diversified Financial Services – 2.07%
Ally Financial
1.75% 10/30/12		300,000	304,742
2.20% 12/19/12		750,000	766,921
Bank of America
3.70% 9/1/15		200,000	184,493
4.75% 8/1/15		100,000	96,296
4.90% 5/1/13		100,000	99,209
5.42% 3/15/17		200,000	173,950
5.625% 10/14/16		400,000	384,810
5.65% 5/1/18		500,000	475,405
5.75% 12/1/17		300,000	281,714
5.875% 1/5/21		500,000	468,142
6.50% 8/1/16		200,000	198,812
7.25% 10/15/25		30,000	28,995
7.375% 5/15/14		600,000	618,983
7.625% 6/1/19		300,000	315,582
Boeing Capital 2.125% 8/15/16		100,000	101,304
BP Capital Markets
3.20% 3/11/16		200,000	208,721
3.625% 5/8/14		100,000	105,034
3.875% 3/10/15		300,000	318,321
4.742% 3/11/21		300,000	329,886
4.75% 3/10/19		300,000	331,929
5.25% 11/7/13		300,000	323,182
Caterpillar Finance Services
1.375% 5/20/14		160,000	160,998
1.65% 4/1/14		100,000	101,389
1.90% 12/17/12		125,000	126,775
2.00% 4/5/13		100,000	101,292
2.65% 4/1/16		100,000	103,637
4.90% 8/15/13		50,000	53,693
5.50% 3/15/16		200,000	231,349
6.125% 2/17/14		300,000	334,900
7.15% 2/15/19		200,000	257,455
Citigroup
4.587% 12/15/15		500,000	513,869
5.00% 9/15/14		250,000	245,355
5.30% 10/17/12		300,000	307,519
5.375% 8/9/20		200,000	207,567
5.50% 4/11/13		300,000	308,880
5.50% 10/15/14		200,000	207,934
5.50% 2/15/17		450,000	448,461
5.85% 8/2/16		100,000	107,029
5.875% 2/22/33		200,000	167,762
5.875% 5/29/37		300,000	287,716
6.00% 12/13/13		500,000	525,454
6.00% 8/15/17		100,000	106,255
6.00% 10/31/33		100,000	87,873
6.01% 1/15/15		300,000	319,073
6.125% 11/21/17		300,000	320,982
6.125% 5/15/18		625,000	671,290
6.125% 8/25/36		200,000	169,675
6.375% 8/12/14		500,000	529,705
6.50% 8/19/13		100,000	105,276
6.625% 6/15/32		100,000	96,927
6.875% 3/5/38		350,000	381,209
8.125% 7/15/39		150,000	180,355
8.50% 5/22/19		300,000	362,873
Citigroup Funding
1.875% 10/22/12		500,000	508,032
1.875% 11/15/12		300,000	305,207
2.25% 12/10/12		200,000	204,427
CME Group 5.75% 2/15/14		200,000	219,774
Countrywide Financial 6.25% 5/15/16		200,000	176,676
•GE Capital Trust I 6.375% 11/15/67		200,000	193,250
General Electric Capital
1.875% 9/16/13		100,000	100,508
2.125% 12/21/12		500,000	511,029
2.25% 11/9/15		200,000	197,886
2.625% 12/28/12		300,000	308,564
2.80% 1/8/13		300,000	305,258
3.75% 11/14/14		300,000	313,404
4.375% 9/16/20		700,000	713,597
4.80% 5/1/13		200,000	210,122
4.875% 3/4/15		500,000	534,335
5.25% 10/19/12		500,000	522,804
5.30% 2/11/21		175,000	181,879
5.375% 10/20/16		400,000	438,780
5.45% 1/15/13		200,000	210,116
5.50% 1/8/20		100,000	109,256
5.625% 9/15/17		200,000	219,666
5.625% 5/1/18		550,000	602,085
5.875% 1/14/38		500,000	514,213
5.90% 5/13/14		600,000	656,333
6.00% 8/7/19		100,000	112,743
•6.375% 11/15/67		100,000	94,250
6.75% 3/15/32		530,000	606,797
6.875% 1/10/39		600,000	690,919
#International Lease Finance 144A 6.75% 9/1/16		300,000	302,250
JPMorgan Chase
2.05% 1/24/14		200,000	202,120
2.125% 12/26/12		300,000	306,656
3.40% 6/24/15		200,000	203,333
3.45% 3/1/16		500,000	502,572
3.70% 1/20/15		200,000	205,090
4.25% 10/15/20		500,000	502,117
4.40% 7/22/20		700,000	709,500
4.65% 6/1/14		300,000	317,789
4.75% 5/1/13		400,000	420,704
5.125% 9/15/14		800,000	843,091
5.375% 10/1/12		100,000	104,086
5.50% 10/15/40		100,000	106,102
5.60% 7/15/41		100,000	104,846
6.00% 1/15/18		400,000	446,041
6.30% 4/23/19		200,000	226,611
6.40% 5/15/38		200,000	228,827
JPMorgan Chase Capital XVIII 6.95% 8/17/36		100,000	100,047
JPMorgan Chase Capital XX 6.55% 9/29/36		200,000	202,587
JPMorgan Chase Capital XXII 6.45% 2/2/37		150,000	149,891
JPMorgan Chase Capital XXVII 7.00% 11/1/39		100,000	100,668
•MUFG Capital Finance 1 6.346% 7/29/49		200,000	202,213
NASDAQ OMX Group
4.00% 1/15/15		100,000	101,989
5.25% 1/16/18		60,000	63,605
5.55% 1/15/20		100,000	100,300
National Rural Utilities Cooperative Finance
3.05% 3/1/16		100,000	104,738
4.75% 3/1/14		250,000	271,770
5.45% 2/1/18		25,000	28,809
5.50% 7/1/13		100,000	107,956
8.00% 3/1/32		150,000	210,647
10.375% 11/1/18		100,000	143,882
NYSE Euronext 4.80% 6/28/13		100,000	106,272
Private Export Funding
4.30% 12/15/21		100,000	114,831
4.55% 5/15/15		100,000	112,515
4.95% 11/15/15		100,000	115,239
TECO Finance 6.572% 11/1/17		100,000	115,942
			32,194,504
Diversified Telecommunication Services – 1.07%
AT&T
2.40% 8/15/16		50,000	50,520
2.50% 8/15/15		200,000	204,648
2.95% 5/15/16		200,000	206,602
3.875% 8/15/21		30,000	30,923
4.45% 5/15/21		100,000	107,498
4.85% 2/15/14		100,000	107,564
4.95% 1/15/13		150,000	157,150
5.10% 9/15/14		50,000	54,948
5.35% 9/1/40		438,000	459,558
5.50% 2/1/18		500,000	577,923
5.55% 8/15/41		40,000	43,227
5.625% 6/15/16		100,000	114,124
5.80% 2/15/19		150,000	175,896
6.30% 1/15/38		200,000	229,889
6.40% 5/15/38		50,000	58,231
6.50% 3/15/29		100,000	113,855
6.55% 2/15/39		550,000	653,607
6.70% 11/15/13		500,000	555,713
6.80% 5/15/36		200,000	241,751
8.00% 11/15/31		360,000	503,721
BellSouth
5.20% 9/15/14		200,000	219,758
6.55% 6/15/34		100,000	116,306
6.875% 10/15/31		100,000	124,944
British Telecommunications
5.15% 1/15/13		200,000	209,229
9.875% 12/15/30		300,000	435,155
CenturyLink
5.15% 6/15/17		100,000	93,999
6.45% 6/15/21		200,000	185,647
7.60% 9/15/39		100,000	90,194
Deutsche Telekom International Finance
5.25% 7/22/13		200,000	211,307
5.75% 3/23/16		300,000	330,643
6.00% 7/8/19		250,000	289,313
8.75% 6/15/30		310,000	414,561
Embarq
7.082% 6/1/16		325,000	336,760
7.995% 6/1/36		150,000	141,107
France Telecom
2.75% 9/14/16		100,000	99,345
4.125% 9/14/21		100,000	99,611
5.375% 7/8/19		300,000	328,246
8.50% 3/1/31		300,000	416,610
GTE
6.94% 4/15/28		100,000	123,898
8.75% 11/1/21		100,000	140,044
Koninklijke KPN 8.375% 10/1/30		100,000	129,062
Nokia
5.375% 5/15/19		100,000	97,690
6.625% 5/15/39		40,000	37,368
Pacific Bell Telephone 6.625% 10/15/34		100,000	104,311
Qwest
6.75% 12/1/21		124,000	121,520
7.50% 10/1/14		200,000	217,000
7.50% 6/15/23		100,000	99,133
8.375% 5/1/16		200,000	220,500
Telecom Italia Capital
5.25% 11/15/13		100,000	97,796
5.25% 10/1/15		300,000	286,267
6.00% 9/30/34		100,000	82,039
6.175% 6/18/14		200,000	199,154
7.175% 6/18/19		100,000	100,406
7.20% 7/18/36		100,000	91,664
7.721% 6/4/38		250,000	239,014
Telefonica Emisiones
2.582% 4/26/13		300,000	290,428
3.729% 4/27/15		75,000	71,634
3.992% 2/16/16		170,000	161,919
4.949% 1/15/15		85,000	83,923
5.134% 4/27/20		90,000	83,963
5.462% 2/16/21		140,000	133,180
5.877% 7/15/19		100,000	98,303
6.421% 6/20/16		175,000	179,598
7.045% 6/20/36		175,000	175,382
Telefonica Europe 8.25% 9/15/30		200,000	224,303
Telefonos de Mexico 5.50% 11/15/19		100,000	108,000
Verizon Communications
4.35% 2/15/13		200,000	208,813
4.60% 4/1/21		500,000	553,744
5.25% 4/15/13		100,000	106,350
5.50% 4/1/17		200,000	228,138
5.50% 2/15/18		150,000	174,173
6.00% 4/1/41		100,000	122,009
6.35% 4/1/19		250,000	301,093
6.40% 2/15/38		200,000	246,003
6.90% 4/15/38		250,000	323,560
7.35% 4/1/39		100,000	135,372
8.75% 11/1/18		100,000	134,100
8.95% 3/1/39		200,000	309,906
Verizon Florida 6.125% 1/15/13		100,000	105,988
Verizon Global Funding
7.375% 9/1/12		400,000	423,004
7.75% 12/1/30		200,000	275,682
Virgin Media Secured Finance 5.25% 1/15/21		200,000	215,619
			16,651,136
Electric Utilities– 1.34%
AEP Texas Central Transition Funding 5.17% 1/1/18		250,000	292,499
Alabama Power
5.50% 3/15/41		85,000	104,149
5.80% 11/15/13		300,000	330,142
6.125% 5/15/38		100,000	130,183
Ameren 8.875% 5/15/14		100,000	113,180
Appalachian Power
4.60% 3/30/21		150,000	162,553
5.00% 6/1/17		100,000	108,846
Atlantic City Electric 7.75% 11/15/18		15,000	19,810
Baltimore Gas & Electric 6.35% 10/1/36		100,000	126,269
Carolina Power & Light
5.125% 9/15/13		100,000	108,067
5.30% 1/15/19		100,000	118,135
6.30% 4/1/38		50,000	66,443
CenterPoint Energy Houston Electric 5.75% 1/15/14		100,000	109,260
Cleco Power 6.50% 12/1/35		50,000	61,049
Cleveland Electric Illuminating
5.70% 4/1/17		100,000	109,993
5.95% 12/15/36		100,000	105,034
Columbus Southern Power 5.50% 3/1/13		150,000	158,357
Commonwealth Edison
1.625% 1/15/14		100,000	100,742
3.40% 9/1/21		100,000	100,392
4.00% 8/1/20		100,000	105,685
5.80% 3/15/18		200,000	233,188
6.45% 1/15/38		100,000	128,490
Connecticut Light & Power 5.65% 5/1/18		100,000	119,966
Consolidated Edison New York
4.875% 2/1/13		100,000	105,104
5.375% 12/15/15		100,000	114,061
5.50% 12/1/39		80,000	95,214
5.70% 6/15/40		100,000	122,472
5.85% 3/15/36		100,000	122,868
6.30% 8/15/37		20,000	25,925
6.75% 4/1/38		25,000	34,259
7.125% 12/1/18		200,000	255,681
Consumers Energy
5.65% 9/15/18		100,000	118,197
5.65% 4/15/20		100,000	118,955
Dayton Power & Light 5.125% 10/1/13		100,000	107,632
Detroit Edison 6.625% 6/1/36		100,000	137,489
Duke Energy
3.35% 4/1/15		100,000	104,448
5.05% 9/15/19		100,000	112,863
5.65% 6/15/13		100,000	106,778
6.10% 6/1/37		170,000	214,934
Duke Energy Carolinas
3.90% 6/15/21		100,000	107,056
4.30% 6/15/20		100,000	110,663
5.30% 2/15/40		100,000	120,481
7.00% 11/15/18		100,000	127,999
Duke Energy Indiana
6.12% 10/15/35		100,000	121,548
6.45% 4/1/39		130,000	175,463
Duke Energy Ohio
2.10% 6/15/13		100,000	101,794
5.45% 4/1/19		50,000	60,195
Energy East 6.75% 7/15/36		100,000	107,903
Enersis 7.375% 1/15/14		100,000	109,470
Entergy 7.125% 2/1/19		455,000	552,400
Entergy Texas 5.125% 9/15/20		100,000	103,050
Exelon 4.90% 6/15/15		150,000	162,497
Exelon Generation
5.35% 1/15/14		100,000	107,089
6.20% 10/1/17		25,000	28,225
FirstEnergy 7.375% 11/15/31		100,000	123,687
FirstEnergy Solutions
4.80% 2/15/15		80,000	84,903
6.05% 8/15/21		100,000	110,941
6.80% 8/15/39		150,000	164,507
Florida Power
5.65% 6/15/18		150,000	178,923
6.40% 6/15/38		200,000	263,397
Florida Power & Light
5.69% 3/1/40		50,000	63,020
5.85% 5/1/37		100,000	126,170
5.95% 2/1/38		100,000	128,180
5.96% 4/1/39		100,000	129,023
6.20% 6/1/36		100,000	130,985
FPL Group Capital
2.55% 11/15/13		100,000	101,798
6.00% 3/1/19		200,000	233,029
Georgia Power
4.25% 12/1/19		80,000	88,385
4.75% 9/1/40		100,000	106,970
5.25% 12/15/15		25,000	28,444
5.95% 2/1/39		100,000	127,794
Great Plains Energy 4.85% 6/1/21		50,000	52,746
Hydro Quebec
2.00% 6/30/16		100,000	102,171
8.00% 2/1/13		100,000	109,549
8.05% 7/7/24		250,000	372,697
8.50% 12/1/29		115,000	187,608
Indiana Michigan Power 7.00% 3/15/19		100,000	123,625
Interstate Power & Light 6.25% 7/15/39		130,000	167,709
Jersey Central Power & Light 7.35% 2/1/19		100,000	127,621
Kansas City Power & Light 6.375% 3/1/18		200,000	235,835
Kentucky Utilities
1.625% 11/1/15		100,000	99,616
3.25% 11/1/20		100,000	103,558
5.125% 11/1/40		100,000	118,746
LG&E & KU Energy 2.125% 11/15/15		200,000	194,995
MidAmerican Energy
5.30% 3/15/18		100,000	115,905
5.75% 11/1/35		25,000	29,875
5.95% 7/15/17		200,000	234,279
MidAmerican Energy Holdings
5.75% 4/1/18		100,000	115,449
5.875% 10/1/12		100,000	104,857
5.95% 5/15/37		125,000	147,600
6.125% 4/1/36		150,000	180,281
6.50% 9/15/37		100,000	125,502
Nevada Power
5.45% 5/15/41		60,000	70,647
6.50% 8/1/18		50,000	60,368
7.125% 3/15/19		100,000	125,040
NextEra Energy Capital Holdings 4.50% 6/1/21		100,000	106,000
Northern States Power
5.25% 3/1/18		100,000	118,436
5.35% 11/1/39		40,000	48,481
6.20% 7/1/37		100,000	133,677
NSTAR Electric 4.875% 10/15/12		100,000	104,132
Ohio Edison 8.25% 10/15/38		100,000	148,385
Ohio Power 5.375% 10/1/21		225,000	252,178
Oklahoma Gas & Electric 5.25% 5/15/41		100,000	114,444
Oncor Electric Delivery
5.95% 9/1/13		200,000	215,558
6.80% 9/1/18		100,000	121,776
7.00% 9/1/22		100,000	126,270
7.00% 5/1/32		50,000	66,859
Ontario Electricity Financial 7.45% 3/31/13		100,000	109,539
Pacific Gas & Electric
6.05% 3/1/34		300,000	359,233
6.25% 12/1/13		100,000	110,421
6.25% 3/1/39		300,000	372,568
8.25% 10/15/18		200,000	266,788
PacifiCorp
5.75% 4/1/37		100,000	121,877
6.00% 1/15/39		100,000	126,667
6.35% 7/15/38		25,000	32,981
7.70% 11/15/31		100,000	146,764
PECO Energy 5.95% 10/1/36		100,000	124,674
Portland General Electric 6.10% 4/15/19		100,000	122,997
Potomac Electric Power 7.90% 12/15/38		100,000	152,485
PPL Electric Utilities
3.00% 9/15/21		100,000	99,971
6.25% 5/15/39		30,000	40,144
PPL Energy Supply 6.50% 5/1/18		25,000	29,284
Progress Energy
6.00% 12/1/39		50,000	59,866
7.05% 3/15/19		100,000	124,548
7.75% 3/1/31		150,000	206,042
Public Service Electric & Gas
3.50% 8/15/20		150,000	155,167
5.30% 5/1/18		50,000	59,258
5.375% 9/1/13		50,000	53,892
5.50% 3/1/40		100,000	122,878
Public Service of Colorado
3.20% 11/15/20		100,000	101,959
5.125% 6/1/19		135,000	159,723
6.25% 9/1/37		100,000	134,599
Public Service of Oklahoma 5.15% 12/1/19		75,000	83,412
San Diego Gas & Electric 6.00% 6/1/39		110,000	146,039
Scottish Power 5.375% 3/15/15		100,000	104,798
Sierra Pacific Power 6.00% 5/15/16		100,000	115,043
South Carolina Electric & Gas
5.25% 11/1/18		80,000	94,162
6.05% 1/15/38		25,000	31,500
Southern 4.15% 5/15/14		50,000	53,323
Southern California Edison
3.875% 6/1/21		70,000	75,998
4.50% 9/1/40		100,000	108,971
5.75% 3/15/14		100,000	110,946
5.95% 2/1/38		25,000	32,766
6.00% 1/15/34		200,000	258,079
6.05% 3/15/39		170,000	225,156
6.65% 4/1/29		100,000	130,355
Southern Power 4.875% 7/15/15		100,000	109,176
Southwestern Electric Power 6.20% 3/15/40		200,000	238,794
Tampa Electric 6.10% 5/15/18		50,000	60,386
Toledo Edison 7.25% 5/1/20		30,000	38,006
Union Electric
6.70% 2/1/19		150,000	184,537
8.45% 3/15/39		80,000	127,294
Virginia Electric & Power
4.75% 3/1/13		50,000	52,604
5.00% 6/30/19		200,000	231,113
5.95% 9/15/17		100,000	119,844
6.00% 5/15/37		25,000	31,902
6.35% 11/30/37		100,000	131,902
8.875% 11/15/38		100,000	164,165
Westar Energy 6.00% 7/1/14		100,000	110,484
Wisconsin Electric Power
2.95% 9/15/21		100,000	99,973
4.25% 12/15/19		25,000	27,825
6.00% 4/1/14		100,000	112,016
			20,862,670
Electrical Equipment – 0.05%
Cooper
2.375% 1/15/16		100,000	101,225
3.875% 12/15/20		100,000	106,543
5.25% 11/15/12		25,000	26,177
Emerson Electric
4.125% 4/15/15		100,000	109,445
4.25% 11/15/20		50,000	55,653
5.25% 10/15/18		125,000	147,886
5.25% 11/15/39		50,000	60,731
Rockwell Automation 6.25% 12/1/37		100,000	123,623
Roper Industries 6.25% 9/1/19		100,000	118,443
			849,726
Electronic Equipment, Instruments & Components – 0.05%
Agilent Technologies
5.00% 7/15/20		100,000	108,081
5.50% 9/14/15		100,000	109,527
Amphenol 4.75% 11/15/14		100,000	106,097
Arrow Electronics 6.00% 4/1/20		50,000	53,485
Avnet 5.875% 3/15/14		100,000	107,109
Koninklijke Philips Electronics
5.75% 3/11/18		200,000	230,151
6.875% 3/11/38		50,000	64,679
			779,129
Energy Equipment & Services – 0.20%
Baker Hughes
5.125% 9/15/40		200,000	229,896
6.875% 1/15/29		100,000	131,817
Cameron International
5.95% 6/1/41		100,000	112,500
6.375% 7/15/18		100,000	117,716
Diamond Offshore Drilling
5.70% 10/15/39		100,000	111,710
5.875% 5/1/19		40,000	46,406
Ensco
3.25% 3/15/16		100,000	101,645
4.70% 3/15/21		350,000	357,409
Global Marine 7.00% 6/1/28		150,000	163,896
Halliburton
5.90% 9/15/18		50,000	59,539
7.45% 9/15/39		200,000	286,886
Nabors Industries 6.15% 2/15/18		100,000	111,649
Rowan 7.875% 8/1/19		65,000	76,863
Transocean
4.95% 11/15/15		200,000	210,827
6.00% 3/15/18		125,000	133,276
6.50% 11/15/20		100,000	109,309
6.80% 3/15/38		50,000	51,912
Weatherford International
5.15% 3/15/13		3,000	3,146
6.00% 3/15/18		150,000	166,145
6.75% 9/15/40		100,000	106,998
7.00% 3/15/38		150,000	165,601
9.625% 3/1/19		100,000	129,382
9.875% 3/1/39		50,000	71,078
			3,055,606
Food & Staples Retailing – 0.44%
Costco Wholesale 5.50% 3/15/17		50,000	59,202
CVS Caremark
3.25% 5/18/15		100,000	105,335
4.75% 5/18/20		100,000	109,673
5.75% 6/1/17		150,000	172,373
5.75% 5/15/41		150,000	168,661
6.125% 9/15/39		100,000	117,765
6.25% 6/1/27		130,000	158,742
6.60% 3/15/19		100,000	121,821
Delhaize America 9.00% 4/15/31		125,000	178,022
Delhaize Group 5.875% 2/1/14		45,000	49,062
Family Dollar Stores 5.00% 2/1/21		100,000	98,147
Kroger
3.90% 10/1/15		130,000	139,048
5.00% 4/15/13		300,000	315,422
6.15% 1/15/20		200,000	240,452
6.90% 4/15/38		100,000	130,320
Safeway
3.95% 8/15/20		120,000	121,132
6.25% 3/15/14		100,000	111,360
6.35% 8/15/17		150,000	173,734
Sysco
5.375% 3/17/19		100,000	119,408
6.625% 3/17/39		50,000	73,363
Walgreen
4.875% 8/1/13		100,000	107,487
5.25% 1/15/19		150,000	177,802
Wal-Mart Stores
1.50% 10/25/15		200,000	201,868
3.20% 5/15/14		500,000	531,707
3.25% 10/25/20		300,000	311,387
3.625% 7/8/20		100,000	107,145
4.125% 2/1/19		100,000	111,995
4.25% 4/15/13		300,000	316,963
4.55% 5/1/13		100,000	106,265
4.875% 7/8/40		300,000	333,875
5.25% 9/1/35		100,000	115,162
5.625% 4/15/41		250,000	309,222
5.80% 2/15/18		200,000	243,138
5.875% 4/5/27		100,000	122,878
6.20% 4/15/38		300,000	388,252
6.50% 8/15/37		225,000	299,435
7.55% 2/15/30		200,000	286,275
			6,833,898
Food Products – 0.39%
Archer-Daniels-Midland
4.479% 3/1/21		235,000	264,258
5.375% 9/15/35		100,000	117,214
5.45% 3/15/18		100,000	117,437
5.765% 3/1/41		240,000	301,884
Bunge Limited Finance
4.10% 3/15/16		100,000	102,809
8.50% 6/15/19		135,000	168,452
Campbell Soup
3.05% 7/15/17		100,000	105,852
3.375% 8/15/14		100,000	106,448
4.50% 2/15/19		35,000	38,436
ConAgra Foods
5.819% 6/15/17		50,000	54,926
7.00% 4/15/19		100,000	120,611
8.25% 9/15/30		100,000	128,961
Corn Products International 3.20% 11/1/15		100,000	102,603
General Mills
5.20% 3/17/15		300,000	336,612
5.40% 6/15/40		45,000	53,154
5.65% 2/15/19		100,000	118,595
Heinz (H.J.) 5.35% 7/15/13		100,000	107,776
Heinz (H.J.) Finance 6.75% 3/15/32		30,000	39,079
Hershey 5.00% 4/1/13		100,000	106,006
Kellogg
3.25% 5/21/18		135,000	142,049
4.00% 12/15/20		100,000	107,372
4.25% 3/6/13		150,000	156,834
7.45% 4/1/31		100,000	145,089
Kraft Foods
2.625% 5/8/13		200,000	204,227
4.125% 2/9/16		50,000	53,296
5.375% 2/10/20		400,000	453,462
6.125% 2/1/18		150,000	176,304
6.50% 11/1/31		100,000	125,864
6.50% 2/9/40		300,000	368,040
6.50% 8/11/17		500,000	594,029
6.875% 2/1/38		250,000	316,227
McCormick 3.90% 7/15/21		50,000	53,692
Nabisco 7.55% 6/15/15		100,000	118,164
Ralcorp Holdings 6.625% 8/15/39		50,000	50,312
Sara Lee 6.125% 11/1/32		125,000	125,730
Unilever Capital
2.75% 2/10/16		100,000	105,747
4.25% 2/10/21		100,000	113,940
4.80% 2/15/19		100,000	116,521
5.90% 11/15/32		100,000	133,003
			6,151,015
Gas Utilities – 0.10%
AGL Capital
5.25% 8/15/19		100,000	112,789
5.875% 3/15/41		70,000	80,880
Atmos Energy
4.95% 10/15/14		100,000	108,954
8.50% 3/15/19		100,000	135,230
CenterPoint Energy Resources
4.50% 1/15/21		65,000	66,971
5.85% 1/15/41		115,000	125,707
6.00% 5/15/18		100,000	115,896
7.875% 4/1/13		50,000	54,536
Consolidated Natural Gas 5.00% 12/1/14		300,000	329,867
National Grid 6.30% 8/1/16		100,000	115,081
Questar 2.75% 2/1/16		85,000	87,011
Southern California Gas 5.75% 11/15/35		100,000	128,278
Southern Union 7.60% 2/1/24		45,000	53,358
			1,514,558
Health Care Equipment & Supplies – 0.26%
Bard (C. R.)
2.875% 1/15/16		100,000	104,099
4.40% 1/15/21		65,000	72,582
Baxter International
4.50% 8/15/19		100,000	113,025
4.625% 3/15/15		150,000	166,891
6.25% 12/1/37		50,000	66,125
Becton, Dickinson
3.25% 11/12/20		100,000	102,595
5.00% 11/12/40		35,000	39,517
6.00% 5/15/39		100,000	128,763
Boston Scientific
4.50% 1/15/15		600,000	627,432
6.00% 1/15/20		100,000	112,298
6.40% 6/15/16		100,000	111,883
7.375% 1/15/40		201,000	252,164
CareFusion
4.125% 8/1/12		200,000	204,539
6.375% 8/1/19		50,000	59,899
Covidien International Finance
1.875% 6/15/13		100,000	101,451
2.80% 6/15/15		100,000	103,765
4.20% 6/15/20		100,000	108,697
6.00% 10/15/17		25,000	29,725
6.55% 10/15/37		100,000	129,321
DENTSPLY International 2.75% 8/15/16		55,000	55,441
Hospira
5.90% 6/15/14		100,000	109,644
6.05% 3/30/17		25,000	28,867
6.40% 5/15/15		15,000	16,995
Medtronic
2.625% 3/15/16		100,000	103,843
3.00% 3/15/15		100,000	105,960
5.55% 3/15/40		100,000	126,087
5.60% 3/15/19		200,000	240,024
St. Jude Medical 3.75% 7/15/14		200,000	213,433
Stryker
2.00% 9/30/16		45,000	45,271
3.00% 1/15/15		100,000	105,526
4.375% 1/15/20		100,000	110,140
Zimmer Holdings 5.75% 11/30/39		100,000	119,384
			4,015,386
Health Care Providers & Services – 0.27%
Aetna
6.00% 6/15/16		50,000	57,697
6.50% 9/15/18		200,000	240,348
6.625% 6/15/36		100,000	127,339
6.75% 12/15/37		100,000	128,444
AmerisourceBergen 4.875% 11/15/19		50,000	56,156
Cardinal Health
4.625% 12/15/20		100,000	108,750
5.80% 10/15/16		100,000	115,331
CIGNA
5.125% 6/15/20		195,000	212,415
7.875% 5/15/27		25,000	31,150
Coventry Health Care
5.45% 6/15/21		80,000	86,545
6.30% 8/15/14		100,000	109,720
Express Scripts
3.125% 5/15/16		200,000	202,158
6.25% 6/15/14		100,000	110,140
Humana 7.20% 6/15/18		100,000	118,604
Laboratory Corporation of America Holdings 4.625% 11/15/20		150,000	160,727
Medco Health Solutions
7.125% 3/15/18		225,000	273,090
7.25% 8/15/13		50,000	54,742
Quest Diagnostics
4.75% 1/30/20		60,000	64,238
5.75% 1/30/40		100,000	108,488
UnitedHealth Group
4.70% 2/15/21		100,000	110,573
5.50% 11/15/12		200,000	209,989
6.00% 2/15/18		200,000	237,649
6.50% 6/15/37		150,000	188,056
6.625% 11/15/37		100,000	126,907
6.875% 2/15/38		100,000	131,294
WellPoint
4.35% 8/15/20		100,000	106,010
5.25% 1/15/16		100,000	111,418
5.80% 8/15/40		80,000	94,173
5.85% 1/15/36		125,000	144,181
5.875% 6/15/17		50,000	57,265
6.00% 2/15/14		100,000	110,573
6.375% 6/15/37		100,000	121,834
7.00% 2/15/19		100,000	123,610
			4,239,614
Hotels, Restaurants & Leisure – 0.10%
Darden Restaurants 6.80% 10/15/37		84,000	101,883
Hyatt Hotels 3.875% 8/15/16		100,000	99,785
International Game Technology 5.50% 6/15/20		100,000	107,772
Marriott International
5.625% 2/15/13		50,000	51,988
6.375% 6/15/17		100,000	115,150
McDonald's
3.625% 5/20/21		100,000	109,095
4.30% 3/1/13		150,000	157,655
4.875% 7/15/40		30,000	34,433
5.35% 3/1/18		200,000	238,856
5.80% 10/15/17		100,000	120,638
6.30% 3/1/38		50,000	67,096
Starbucks 6.25% 8/15/17		100,000	119,582
Yum Brands
3.75% 11/1/21		65,000	65,353
4.25% 9/15/15		50,000	53,709
5.30% 9/15/19		150,000	169,659
			1,612,654
Household Durables – 0.06%
Black & Decker 8.95% 4/15/14		100,000	117,337
Fortune Brands
5.375% 1/15/16		9,000	9,938
6.375% 6/15/14		200,000	221,610
MDC Holdings 5.625% 2/1/20		100,000	90,529
Newell Rubbermaid 4.70% 8/15/20		200,000	204,015
Snap-On 6.125% 9/1/21		50,000	60,286
Stanley Black & Decker 5.20% 9/1/40		100,000	112,039
#Tupperware Brands 144A 4.75% 6/1/21		100,000	100,356
Whirlpool 5.50% 3/1/13		50,000	52,285
			968,395
Household Products – 0.12%
Clorox
5.00% 3/1/13		100,000	105,238
5.00% 1/15/15		100,000	108,070
5.95% 10/15/17		100,000	108,551
#Energizer Holdings 144A 4.70% 5/19/21		100,000	107,168
Kimberly-Clark
3.875% 3/1/21		45,000	49,550
6.125% 8/1/17		100,000	119,986
6.625% 8/1/37		100,000	137,499
7.50% 11/1/18		100,000	132,278
Procter & Gamble
1.80% 11/15/15		250,000	256,779
3.15% 9/1/15		100,000	107,327
4.70% 2/15/19		100,000	117,474
4.85% 12/15/15		50,000	57,003
5.50% 2/1/34		100,000	125,860
5.55% 3/5/37		200,000	258,458
			1,791,241
Independent Power Producers & Energy Traders – 0.06%
Constellation Energy Group
4.55% 6/15/15		25,000	26,235
7.60% 4/1/32		200,000	243,516
Exelon Generation 6.25% 10/1/39		100,000	116,625
Oglethorpe Power 5.95% 11/1/39		100,000	123,441
PSEG Power
2.50% 4/15/13		75,000	75,982
5.125% 4/15/20		60,000	65,274
5.50% 12/1/15		100,000	110,630
Transalta
4.75% 1/15/15		100,000	106,311
5.75% 12/15/13		100,000	108,236
			976,250
Industrial Conglomerates – 0.15%
3	M
4.375% 8/15/13		225,000	241,384
5.70% 3/15/37		100,000	131,301
6.375% 2/15/28		25,000	33,502
General Electric
5.00% 2/1/13		500,000	523,833
5.25% 12/6/17		400,000	445,016
ITT 4.90% 5/1/14		100,000	109,390
Textron 6.20% 3/15/15		100,000	107,500
Tyco Electronics Group
5.95% 1/15/14		100,000	107,951
6.55% 10/1/17		100,000	117,691
Tyco International Finance
3.375% 10/15/15		100,000	104,101
4.125% 10/15/14		100,000	106,385
4.625% 1/15/23		100,000	107,953
6.00% 11/15/13		50,000	54,768
8.50% 1/15/19		100,000	130,722
			2,321,497
Insurance – 0.88%
ACE INA Holdings
2.60% 11/23/15		150,000	151,863
5.70% 2/15/17		50,000	56,025
5.90% 6/15/19		125,000	146,059
Aegon 4.625% 12/1/15		100,000	102,326
AFLAC
3.45% 8/15/15		100,000	102,276
6.90% 12/17/39		130,000	133,844
8.50% 5/15/19		100,000	121,902
Allied World Assurance 7.50% 8/1/16		200,000	227,374
Allstate
5.00% 8/15/14		150,000	164,235
5.55% 5/9/35		200,000	217,317
7.45% 5/16/19		100,000	122,425
Allstate Life Global Funding Trusts 5.375% 4/30/13		200,000	212,042
American Financial Group 9.875% 6/15/19		100,000	123,844
American International Group
4.25% 5/15/13		70,000	69,901
4.25% 9/15/14		200,000	194,639
4.875% 9/15/16		100,000	95,973
5.05% 10/1/15		200,000	195,910
5.85% 1/16/18		300,000	297,981
6.25% 5/1/36		100,000	96,354
6.25% 3/15/37		100,000	69,750
6.40% 12/15/20		200,000	204,110
•8.175% 5/15/58		350,000	310,187
8.25% 8/15/18		234,000	260,063
AON
3.125% 5/27/16		100,000	100,135
3.50% 9/30/15		100,000	103,299
5.00% 9/30/20		100,000	108,563
Assurant 5.625% 2/15/14		100,000	104,796
AXA 8.60% 12/15/30		100,000	112,233
Axis Specialty Finance 5.875% 6/1/20		100,000	102,734
Berkley (W.R.) 7.375% 9/15/19		100,000	113,983
Berkshire Hathaway Finance
1.50% 1/10/14		100,000	101,357
2.125% 2/11/13		500,000	508,272
2.45% 12/15/15		200,000	205,120
4.25% 1/15/21		100,000	105,140
4.60% 5/15/13		100,000	105,476
4.85% 1/15/15		200,000	221,327
5.40% 5/15/18		50,000	57,169
5.75% 1/15/40		100,000	112,842
Chubb
5.75% 5/15/18		100,000	117,800
6.00% 5/11/37		100,000	118,481
•6.375% 3/29/67		100,000	97,375
Cincinnati Financial 6.92% 5/15/28		100,000	113,503
CNA Financial
5.75% 8/15/21		30,000	30,328
7.35% 11/15/19		120,000	133,093
Delphi Financial Group 7.875% 1/31/20		25,000	28,733
Fidelity National Financial 6.60% 5/15/17		100,000	105,473
Genworth Financial
5.75% 6/15/14		100,000	98,650
6.515% 5/22/18		50,000	43,973
7.625% 9/24/21		100,000	86,433
7.70% 6/15/20		100,000	88,401
Hartford Financial Services Group
4.625% 7/15/13		100,000	101,695
5.50% 3/30/20		100,000	97,664
6.10% 10/1/41		50,000	43,688
6.30% 3/15/18		100,000	103,504
6.625% 3/30/40		100,000	93,936
HCC Insurance Holdings 6.30% 11/15/19		50,000	55,902
Loews 6.00% 2/1/35		100,000	108,946
Manulife Financial 3.40% 9/17/15		100,000	101,841
Markel 7.125% 9/30/19		100,000	113,477
Marsh & McLennan
4.80% 7/15/21		100,000	105,047
5.75% 9/15/15		50,000	55,745
9.25% 4/15/19		100,000	131,522
MetLife
4.75% 2/8/21		200,000	208,527
5.00% 11/24/13		200,000	213,745
5.00% 6/15/15		100,000	109,645
5.375% 12/15/12		100,000	104,777
5.70% 6/15/35		50,000	53,628
5.875% 2/6/41		100,000	110,821
6.40% 12/15/36		100,000	89,139
6.50% 12/15/32		100,000	117,640
6.75% 6/1/16		200,000	230,258
10.75% 8/1/39		150,000	187,958
PartnerRe Finance 5.50% 6/1/20		100,000	104,163
Principal Financial Group 8.875% 5/15/19		100,000	127,531
Principal Life Income Funding Trusts 5.30% 4/24/13		150,000	159,091
Progressive 3.75% 8/23/21		100,000	102,213
Protective Life
7.375% 10/15/19		50,000	54,651
8.45% 10/15/39		25,000	28,961
Prudential Financial
2.75% 1/14/13		50,000	50,457
3.875% 1/14/15		65,000	66,488
4.50% 7/15/13		100,000	103,827
5.10% 9/20/14		100,000	105,515
5.15% 1/15/13		300,000	311,334
5.50% 3/15/16		200,000	216,114
5.70% 12/14/36		50,000	48,660
6.625% 12/1/37		400,000	439,222
6.625% 6/21/40		200,000	216,848
7.375% 6/15/19		375,000	440,085
Reinsurance Group of America 6.45% 11/15/19		90,000	102,315
Swiss Re Solutions Holding 7.00% 2/15/26		100,000	116,922
Torchmark
6.375% 6/15/16		100,000	109,381
9.25% 6/15/19		25,000	31,709
TransAtlantic Holdings 8.00% 11/30/39		100,000	118,884
Travelers
5.90% 6/2/19		100,000	116,705
6.25% 6/15/37		100,000	118,369
6.75% 6/20/36		100,000	125,074
Travelers Property Casualty 5.00% 3/15/13		200,000	210,114
Unum Group 7.125% 9/30/16		200,000	230,702
Willis Group Holdings 4.125% 3/15/16		150,000	152,631
Willis North America 7.00% 9/29/19		100,000	115,862
XL Group
5.25% 9/15/14		100,000	104,191
5.75% 10/1/21		100,000	99,901
			13,768,114
Internet & Catalog Retail – 0.01%
Expedia 5.95% 8/15/20		100,000	100,655
			100,655
Internet Services – 0.04%
eBay
0.875% 10/15/13		35,000	35,138
1.625% 10/15/15		100,000	100,397
3.25% 10/15/20		100,000	99,589
Google
1.25% 5/19/14		200,000	202,889
3.625% 5/19/21		100,000	106,280
			544,293
IT Services – 0.08%
Computer Sciences 6.50% 3/15/18		150,000	162,235
Electronic Data Systems 7.45% 10/15/29		25,000	30,941
Fiserv
3.125% 6/15/16		100,000	101,317
4.625% 10/1/20		100,000	104,273
International Business Machines 1.25% 5/12/14		300,000	302,671
#SAIC 144A
4.45% 12/1/20		100,000	108,583
5.95% 12/1/40		100,000	120,176
Western Union
3.65% 8/22/18		100,000	101,072
5.253% 4/1/20		107,000	119,399
6.50% 2/26/14		100,000	110,295
			1,260,962
Leisure Equipment & Products – 0.01%
Hasbro 6.35% 3/15/40		65,000	71,646
Mattel 6.20% 10/1/40		100,000	115,302
			186,948
Life Sciences Tools & Services – 0.02%
Thermo Fisher Scientific
2.05% 2/21/14		30,000	30,865
3.20% 3/1/16		140,000	147,212
4.50% 3/1/21		40,000	44,527
4.70% 5/1/20		100,000	112,338
			334,942
Machinery – 0.17%
Caterpillar
3.90% 5/27/21		150,000	162,104
5.20% 5/27/41		150,000	175,999
6.05% 8/15/36		50,000	64,139
7.90% 12/15/18		100,000	134,232
8.25% 12/15/38		100,000	154,697
Danaher
1.30% 6/23/14		60,000	60,735
2.30% 6/23/16		100,000	102,556
3.90% 6/23/21		100,000	107,771
5.625% 1/15/18		100,000	119,957
Deere
4.375% 10/16/19		150,000	169,730
5.375% 10/16/29		100,000	124,990
Dover
4.30% 3/1/21		100,000	111,686
4.875% 10/15/15		50,000	56,313
5.375% 3/1/41		100,000	121,763
6.60% 3/15/38		25,000	35,159
Eaton
5.95% 3/20/14		100,000	110,602
6.95% 3/20/19		50,000	64,647
Harsco 2.70% 10/15/15		100,000	101,828
Illinois Tool Works
6.25% 4/1/19		100,000	124,438
#144A 3.375% 9/15/21		60,000	61,610
Ingersoll-Rand Global Holdings 9.50% 4/15/14		300,000	354,428
Parker Hannifin 6.25% 5/15/38		50,000	63,081
#Xylem 144A 3.55% 9/20/16		100,000	101,808
			2,684,273
Media – 1.01%
AOL Time Warner 7.625% 4/15/31		125,000	156,465
CBS
7.875% 7/30/30		200,000	253,171
8.875% 5/15/19		200,000	255,803
Comcast
5.15% 3/1/20		300,000	339,194
5.70% 5/15/18		200,000	231,470
5.70% 7/1/19		200,000	233,532
5.90% 3/15/16		150,000	171,780
6.40% 3/1/40		100,000	116,790
6.45% 3/15/37		200,000	230,842
6.50% 1/15/15		200,000	228,114
6.50% 1/15/17		200,000	235,171
6.50% 11/15/35		200,000	231,388
6.95% 8/15/37		250,000	300,667
7.05% 3/15/33		300,000	366,999
Comcast Cable Communications 7.125% 6/15/13		200,000	218,467
COX Communications
5.45% 12/15/14		200,000	221,617
7.125% 10/1/12		100,000	105,955
DIRECTV Holdings
3.125% 2/15/16		100,000	101,847
3.55% 3/15/15		295,000	307,909
4.60% 2/15/21		300,000	308,657
5.00% 3/1/21		200,000	211,952
5.20% 3/15/20		65,000	70,140
5.875% 10/1/19		40,000	45,077
6.00% 8/15/40		100,000	107,108
6.35% 3/15/40		50,000	55,880
6.375% 3/1/41		100,000	112,280
7.625% 5/15/16		107,000	115,137
Discovery Communications
3.70% 6/1/15		100,000	105,336
4.375% 6/15/21		100,000	103,530
5.625% 8/15/19		200,000	226,729
Disney (Walt)
3.75% 6/1/21		200,000	215,042
4.50% 12/15/13		300,000	324,239
6.00% 7/17/17		150,000	180,131
Grupo Televisa
6.625% 1/15/40		100,000	106,500
8.50% 3/11/32		200,000	250,000
Historic TW 6.625% 5/15/29		300,000	345,312
McGraw-Hill 6.55% 11/15/37		100,000	108,948
NBC Universal
3.65% 4/30/15		275,000	289,565
4.375% 4/1/21		200,000	205,825
5.15% 4/30/20		270,000	296,594
6.40% 4/30/40		200,000	233,998
News America
4.50% 2/15/21		150,000	150,985
5.30% 12/15/14		125,000	136,107
5.65% 8/15/20		300,000	332,994
6.15% 3/1/37		30,000	32,156
6.15% 2/15/41		100,000	106,148
6.40% 12/15/35		300,000	325,897
6.65% 11/15/37		50,000	55,137
6.90% 8/15/39		100,000	114,263
8.15% 10/17/36		100,000	124,702
Omnicom Group
4.45% 8/15/20		35,000	35,374
6.25% 7/15/19		250,000	287,209
Reed Elsevier Capital 8.625% 1/15/19		100,000	127,830
Rogers Communications
6.80% 8/15/18		150,000	182,166
7.50% 8/15/38		25,000	33,159
Thomson Reuters
4.70% 10/15/19		100,000	108,677
5.95% 7/15/13		100,000	108,090
6.50% 7/15/18		150,000	178,198
Time Warner
3.15% 7/15/15		300,000	310,569
4.70% 1/15/21		100,000	104,720
4.875% 3/15/20		200,000	213,126
5.875% 11/15/16		150,000	169,734
6.10% 7/15/40		100,000	110,234
6.25% 3/29/41		200,000	229,000
6.50% 11/15/36		100,000	113,891
7.70% 5/1/32		130,000	165,432
Time Warner Cable
3.50% 2/1/15		50,000	52,033
5.00% 2/1/20		145,000	154,294
5.85% 5/1/17		200,000	222,499
5.875% 11/15/40		100,000	102,826
6.20% 7/1/13		50,000	54,036
6.55% 5/1/37		200,000	223,163
6.75% 7/1/18		300,000	349,578
6.75% 6/15/39		100,000	114,756
7.30% 7/1/38		150,000	183,075
7.50% 4/1/14		100,000	113,176
8.25% 2/14/14		100,000	113,719
8.25% 4/1/19		500,000	627,024
Time Warner Entertainment 8.375% 3/15/23		250,000	320,741
Viacom
3.50% 4/1/17		100,000	101,484
5.625% 9/15/19		400,000	451,897
6.875% 4/30/36		250,000	298,870
WPP Finance 8.00% 9/15/14		100,000	113,253
			15,777,383
Metals & Mining – 0.58%
Rio Tinto Alcan 6.125% 12/15/33		150,000	176,374
Alcoa
5.95% 2/1/37		100,000	93,496
6.00% 7/15/13		300,000	320,960
6.15% 8/15/20		200,000	202,940
6.75% 7/15/18		100,000	107,257
Allegheny Technologies
5.95% 1/15/21		50,000	52,717
9.375% 6/1/19		100,000	126,057
AngloGold Ashanti Holdings
5.375% 4/15/20		25,000	24,534
6.50% 4/15/40		10,000	9,529
ArcelorMittal
3.75% 8/5/15		100,000	93,452
5.375% 6/1/13		150,000	153,121
6.125% 6/1/18		50,000	48,333
7.00% 10/15/39		300,000	268,325
9.00% 2/15/15		100,000	110,040
9.85% 6/1/19		550,000	624,044
Barrick Australian Finance 5.95% 10/15/39		100,000	108,429
Barrick Gold
1.75% 5/30/14		60,000	60,321
2.90% 5/30/16		100,000	101,423
6.95% 4/1/19		100,000	121,431
Barrick Gold Financeco 6.125% 9/15/13		200,000	218,715
Barrick North America Finance
4.40% 5/30/21		200,000	205,489
5.70% 5/30/41		100,000	107,907
7.50% 9/15/38		25,000	33,485
BHP Billiton Finance
4.80% 4/15/13		150,000	158,246
5.25% 12/15/15		100,000	114,647
5.40% 3/29/17		100,000	114,757
5.50% 4/1/14		100,000	109,909
6.50% 4/1/19		150,000	184,606
Cliffs Natural Resources
4.80% 10/1/20		155,000	151,102
6.25% 10/1/40		100,000	97,711
Commercial Metals 7.35% 8/15/18		100,000	101,853
Freeport-McMoRan Copper & Gold 8.375% 4/1/17		325,000	348,946
Newmont Mining
5.125% 10/1/19		180,000	196,261
6.25% 10/1/39		100,000	113,380
Nucor
4.125% 9/15/22		100,000	105,333
5.75% 12/1/17		50,000	58,988
5.85% 6/1/18		100,000	118,780
Rio Tinto Finance
2.50% 5/20/16		100,000	101,210
3.75% 9/20/21		150,000	149,714
4.125% 5/20/21		200,000	206,120
5.20% 11/2/40		100,000	107,962
6.50% 7/15/18		250,000	300,397
7.125% 7/15/28		75,000	99,435
8.95% 5/1/14		390,000	461,477
9.00% 5/1/19		100,000	134,774
Southern Copper
5.375% 4/16/20		125,000	128,750
6.75% 4/16/40		110,000	109,175
Teck Resources
4.50% 1/15/21		100,000	101,872
4.75% 1/15/22		104,000	106,087
6.00% 8/15/40		100,000	103,277
6.25% 7/15/41		201,000	211,514
9.75% 5/15/14		200,000	237,188
Vale Overseas
4.625% 9/15/20		100,000	98,000
5.625% 9/15/19		300,000	317,100
6.25% 1/11/16		100,000	109,250
6.875% 11/21/36		350,000	378,385
6.875% 11/10/39		170,000	184,450
WMC Finance USA 5.125% 5/15/13		100,000	106,361
			9,095,396
Multi-Utilities – 0.19%
Alliant Energy 4.00% 10/15/14		50,000	52,110
American Water Capital 6.085% 10/15/17		100,000	117,358
Avista 5.125% 4/1/22		30,000	34,525
CenterPoint Energy 5.95% 2/1/17		100,000	113,496
Dominion Resources
4.45% 3/15/21		100,000	108,985
4.90% 8/1/41		60,000	62,354
5.20% 8/15/19		80,000	92,526
5.95% 6/15/35		25,000	29,535
6.40% 6/15/18		76,000	91,547
8.875% 1/15/19		100,000	133,478
DTE Energy
6.35% 6/1/16		50,000	57,641
7.625% 5/15/14		100,000	114,395
KeySpan 8.00% 11/15/30		25,000	35,427
NiSource Finance
5.40% 7/15/14		150,000	162,546
5.45% 9/15/20		125,000	135,838
6.125% 3/1/22		100,000	113,531
6.15% 3/1/13		100,000	105,895
NSTAR 4.50% 11/15/19		110,000	120,942
Puget Sound Energy
5.638% 4/15/41		80,000	95,906
5.764% 7/15/40		50,000	60,832
5.795% 3/15/40		100,000	122,042
SCANA 6.25% 4/1/20		100,000	115,259
Sempra Energy
6.00% 2/1/13		50,000	52,982
6.00% 10/15/39		125,000	151,843
6.15% 6/15/18		25,000	29,489
6.50% 6/1/16		230,000	269,379
United Utilities 5.375% 2/1/19		100,000	106,343
Veolia Environnement 5.25% 6/3/13		100,000	105,232
Xcel Energy
4.70% 5/15/20		100,000	111,984
6.50% 7/1/36		100,000	128,326
			3,031,746
Multiline Retail – 0.14%
Kohl's
6.00% 1/15/33		100,000	114,787
6.25% 12/15/17		50,000	59,392
Macy's Retail Holdings
5.75% 7/15/14		90,000	96,190
5.90% 12/1/16		150,000	164,813
6.70% 7/15/34		150,000	165,413
6.90% 4/1/29		150,000	168,778
Nordstrom
4.75% 5/1/20		100,000	109,940
6.75% 6/1/14		100,000	113,075
Target
3.875% 7/15/20		100,000	108,612
5.125% 1/15/13		100,000	105,738
5.875% 7/15/16		100,000	118,961
6.00% 1/15/18		250,000	303,237
6.50% 10/15/37		200,000	261,897
7.00% 1/15/38		250,000	343,559
			2,234,392
Office Electronics – 0.05%
Xerox
4.25% 2/15/15		100,000	105,861
4.50% 5/15/21		95,000	95,195
6.35% 5/15/18		150,000	170,731
6.40% 3/15/16		100,000	110,784
8.25% 5/15/14		225,000	256,311
			738,882
Oil, Gas & Consumable Fuels – 1.80%
Anadarko Petroleum
5.95% 9/15/16		100,000	109,498
6.20% 3/15/40		100,000	104,462
6.375% 9/15/17		300,000	336,967
7.625% 3/15/14		100,000	112,476
7.95% 6/15/39		200,000	253,135
8.70% 3/15/19		100,000	126,294
Apache
5.10% 9/1/40		200,000	224,002
5.25% 4/15/13		25,000	26,622
5.625% 1/15/17		200,000	235,993
6.00% 9/15/13		100,000	109,463
6.00% 1/15/37		50,000	62,437
Boardwalk Pipelines 5.75% 9/15/19		100,000	111,786
Buckeye Partners
4.875% 2/1/21		60,000	61,911
5.50% 8/15/19		50,000	54,826
Burlington Resources Finance 7.20% 8/15/31		100,000	136,900
Canadian Natural Resources
5.45% 10/1/12		50,000	52,100
5.85% 2/1/35		200,000	226,976
5.90% 2/1/18		100,000	117,192
6.25% 3/15/38		150,000	178,453
Cenovus Energy
4.50% 9/15/14		100,000	107,879
5.70% 10/15/19		100,000	115,636
6.75% 11/15/39		100,000	123,535
Chevron
3.95% 3/3/14		200,000	215,548
4.95% 3/3/19		100,000	119,290
ConocoPhillips
4.60% 1/15/15		300,000	328,893
4.75% 10/15/12		100,000	103,955
4.75% 2/1/14		100,000	108,878
5.75% 2/1/19		200,000	239,495
5.90% 5/15/38		150,000	185,204
6.00% 1/15/20		200,000	245,277
6.50% 2/1/39		280,000	372,650
ConocoPhillips Canada Funding I 5.625% 10/15/16		100,000	116,253
ConocoPhillips Holdings 6.95% 4/15/29		200,000	267,003
Devon Energy
4.00% 7/15/21		100,000	104,408
5.60% 7/15/41		200,000	231,446
5.625% 1/15/14		100,000	109,724
6.30% 1/15/19		100,000	121,405
7.95% 4/15/32		100,000	142,585
Devon Financing 7.875% 9/30/31		25,000	35,113
Duke Capital 5.668% 8/15/14		200,000	217,655
Ecopetrol 7.625% 7/23/19		200,000	235,000
El Paso Natural Gas
5.95% 4/15/17		100,000	112,994
8.375% 6/15/32		100,000	132,014
Enbridge
5.60% 4/1/17		100,000	112,138
5.80% 6/15/14		100,000	110,074
Enbridge Energy Partners
5.20% 3/15/20		100,000	106,584
7.50% 4/15/38		100,000	126,497
9.875% 3/1/19		50,000	66,380
EnCana
5.90% 12/1/17		50,000	56,968
6.50% 2/1/38		100,000	114,501
6.625% 8/15/37		250,000	289,499
7.20% 11/1/31		50,000	60,423
EnCana Holdings Finance 5.80% 5/1/14		165,000	180,759
Energen 4.625% 9/1/21		100,000	99,378
Energy Transfer Partners
5.95% 2/1/15		300,000	322,135
6.70% 7/1/18		200,000	224,168
7.50% 7/1/38		200,000	217,767
Enterprise Products Operating
3.20% 2/1/16		100,000	102,259
5.20% 9/1/20		100,000	110,149
5.25% 1/31/20		100,000	110,082
5.95% 2/1/41		100,000	107,654
6.125% 10/15/39		50,000	54,629
6.30% 9/15/17		100,000	116,229
6.375% 2/1/13		50,000	52,953
6.50% 1/31/19		100,000	117,923
7.55% 4/15/38		100,000	124,904
9.75% 1/31/14		100,000	117,078
EOG Resources
2.95% 6/1/15		100,000	105,054
4.40% 6/1/20		150,000	165,262
5.625% 6/1/19		100,000	118,561
6.875% 10/1/18		25,000	30,973
EQT 8.125% 6/1/19		75,000	91,064
Hess
5.60% 2/15/41		200,000	216,570
7.00% 2/15/14		100,000	111,720
7.125% 3/15/33		100,000	127,215
7.30% 8/15/31		100,000	128,221
Husky Energy
5.90% 6/15/14		100,000	109,782
7.25% 12/15/19		125,000	153,402
Kerr-McKee 6.95% 7/1/24		100,000	117,135
Kinder Morgan Energy Partners
5.00% 12/15/13		150,000	160,853
5.30% 9/15/20		250,000	271,430
5.625% 2/15/15		165,000	182,964
5.80% 3/15/35		150,000	152,800
5.95% 2/15/18		50,000	56,981
6.50% 9/1/39		100,000	107,795
6.55% 9/15/40		100,000	112,053
7.75% 3/15/32		100,000	125,336
Magellan Midstream Partners
4.25% 2/1/21		150,000	155,215
6.55% 7/15/19		50,000	59,169
#Marathon Petroleum 144A
3.50% 3/1/16		255,000	263,169
5.125% 3/1/21		135,000	140,849
6.50% 3/1/41		145,000	156,961
Marathon Oil 6.60% 10/1/37		100,000	119,106
Nabors Industries 9.25% 1/15/19		150,000	190,016
Nexen
6.20% 7/30/19		130,000	148,536
6.40% 5/15/37		50,000	51,044
7.50% 7/30/39		200,000	234,985
Noble Energy
6.00% 3/1/41		135,000	151,281
8.25% 3/1/19		100,000	131,489
Noble Holding International
3.45% 8/1/15		200,000	210,443
6.20% 8/1/40		125,000	148,301
7.375% 3/15/14		50,000	56,555
Norsk Hydro 7.15% 1/15/29		25,000	34,467
NuStar Logistics 4.80% 9/1/20		100,000	105,152
Occidental Petroleum
2.50% 2/1/16		100,000	104,284
3.125% 2/15/22		50,000	50,095
4.10% 2/1/21		100,000	108,689
4.125% 6/1/16		150,000	166,760
ONEOK 6.00% 6/15/35		125,000	134,860
ONEOK Partners
6.125% 2/1/41		100,000	110,998
6.15% 10/1/16		50,000	56,867
6.65% 10/1/36		100,000	116,653
8.625% 3/1/19		100,000	128,992
Panhandle Eastern Pipeline 6.20% 11/1/17		50,000	58,148
Pemex Project Funding Master Trust 6.625% 6/15/35		250,000	270,625
Petrobras International Finance
3.875% 1/27/16		500,000	500,999
5.375% 1/27/21		200,000	204,200
5.75% 1/20/20		200,000	209,600
5.875% 3/1/18		200,000	210,274
6.875% 1/20/40		200,000	213,000
7.875% 3/15/19		400,000	467,999
Petro-Canada
5.95% 5/15/35		200,000	218,094
6.80% 5/15/38		100,000	121,341
9.25% 10/15/21		50,000	71,442
Petrohawk Energy 6.25% 6/1/19		100,000	114,000
Petroleos Mexicanos
4.875% 3/15/15		300,000	317,250
6.00% 3/5/20		260,000	287,040
8.00% 5/3/19		300,000	368,999
Plains All American Pipeline
3.95% 9/15/15		200,000	210,649
6.65% 1/15/37		125,000	138,542
8.75% 5/1/19		150,000	191,705
Shell International Finance
1.875% 3/25/13		145,000	148,031
3.10% 6/28/15		100,000	106,258
3.25% 9/22/15		200,000	213,475
4.00% 3/21/14		600,000	647,109
4.30% 9/22/19		200,000	225,034
4.375% 3/25/20		75,000	84,378
5.50% 3/25/40		100,000	124,861
6.375% 12/15/38		200,000	273,544
Southern Natural Gas
8.00% 3/1/32		100,000	129,463
#144A 5.90% 4/1/17		25,000	28,167
Spectra Energy Capital
2.95% 6/15/16		100,000	99,810
5.65% 3/1/20		100,000	111,578
7.50% 9/15/38		50,000	65,551
Statoil
2.90% 10/15/14		200,000	210,612
5.10% 8/17/40		200,000	234,597
5.25% 4/15/19		250,000	295,346
Suncor Energy
6.10% 6/1/18		300,000	350,336
6.85% 6/1/39		100,000	121,934
7.15% 2/1/32		25,000	30,799
Sunoco Logistics Partners Operations 6.85% 2/15/40		100,000	111,877
Talisman Energy
3.75% 2/1/21		500,000	486,419
7.75% 6/1/19		125,000	153,757
Tosco 8.125% 2/15/30		100,000	143,296
Total Capital
2.30% 3/15/16		100,000	102,761
3.00% 6/24/15		100,000	105,804
3.125% 10/2/15		100,000	106,261
4.125% 1/28/21		100,000	109,054
4.45% 6/24/20		100,000	112,002
Total Capital Canada 1.625% 1/28/14		220,000	223,984
TransCanada PipeLines
3.40% 6/1/15		200,000	212,342
3.80% 10/1/20		100,000	105,672
4.875% 1/15/15		50,000	55,085
6.10% 6/1/40		100,000	123,466
6.50% 8/15/18		200,000	245,151
7.25% 8/15/38		100,000	136,286
7.625% 1/15/39		250,000	340,790
Valero Energy
4.50% 2/1/15		45,000	48,084
4.75% 6/15/13		25,000	26,341
6.125% 2/1/20		65,000	72,245
6.625% 6/15/37		150,000	161,670
7.50% 4/15/32		100,000	115,940
9.375% 3/15/19		200,000	256,657
Williams 8.75% 3/15/32		175,000	229,376
Williams Partners
3.80% 2/15/15		200,000	208,834
5.25% 3/15/20		200,000	215,488
6.30% 4/15/40		170,000	188,805
XTO Energy 5.75% 12/15/13		100,000	111,138
			27,997,946
Paper & Forest Products – 0.06%
Celulosa Arauco Y Constitucion 5.00% 1/21/21		100,000	101,032
International Paper
7.30% 11/15/39		100,000	112,728
7.50% 8/15/21		80,000	92,687
7.95% 6/15/18		300,000	346,968
9.375% 5/15/19		100,000	122,407
Plum Creek Timberlands 4.70% 3/15/21		100,000	101,499
			877,321
Personal Products – 0.02%
Avon Products
5.625% 3/1/14		100,000	107,631
6.50% 3/1/19		100,000	119,757
Colgate-Palmolive 4.20% 5/15/13		100,000	105,466
			332,854
Pharmaceuticals – 0.79%
Abbott Laboratories
5.125% 4/1/19		200,000	236,206
5.15% 11/30/12		200,000	211,012
5.30% 5/27/40		100,000	119,635
5.60% 11/30/17		100,000	119,000
5.875% 5/15/16		300,000	353,521
6.00% 4/1/39		100,000	129,870
6.15% 11/30/37		100,000	131,244
Allergan 5.75% 4/1/16		100,000	115,916
AstraZeneca
5.90% 9/15/17		100,000	119,629
6.45% 9/15/37		250,000	335,218
Bristol-Myers Squibb
5.45% 5/1/18		150,000	179,444
5.875% 11/15/36		45,000	56,665
6.125% 5/1/38		103,000	136,060
GlaxoSmithKline Capital
4.85% 5/15/13		300,000	320,165
5.375% 4/15/34		100,000	119,044
5.65% 5/15/18		350,000	423,837
6.375% 5/15/38		300,000	403,645
Johnson & Johnson
2.15% 5/15/16		400,000	413,294
2.95% 9/1/20		100,000	106,009
4.50% 9/1/40		200,000	223,483
5.15% 7/15/18		250,000	303,508
5.85% 7/15/38		100,000	133,129
Lilly (Eli)
4.20% 3/6/14		100,000	108,114
5.20% 3/15/17		140,000	162,662
5.50% 3/15/27		100,000	120,701
5.95% 11/15/37		100,000	129,003
McKesson
4.75% 3/1/21		300,000	340,030
6.50% 2/15/14		100,000	111,819
Mead Johnson Nutrition
3.50% 11/1/14		100,000	104,923
4.90% 11/1/19		100,000	112,060
5.90% 11/1/39		50,000	59,343
Merck
2.25% 1/15/16		100,000	103,631
3.875% 1/15/21		100,000	108,957
4.00% 6/30/15		200,000	220,142
4.75% 3/1/15		150,000	168,616
5.00% 6/30/19		100,000	119,008
5.85% 6/30/39		100,000	130,925
6.40% 3/1/28		50,000	65,796
Novartis Capital
1.90% 4/24/13		300,000	306,258
2.90% 4/24/15		200,000	211,840
4.125% 2/10/14		100,000	107,587
4.40% 4/24/20		100,000	113,206
Novartis Securities Investment 5.125% 2/10/19		400,000	472,919
Pfizer
4.50% 2/15/14		50,000	54,370
5.35% 3/15/15		200,000	228,039
6.20% 3/15/19		400,000	502,027
7.20% 3/15/39		300,000	439,687
Sanofi-Aventis
1.625% 3/28/14		100,000	101,732
2.625% 3/29/16		150,000	155,353
4.00% 3/29/21		200,000	217,382
Schering-Plough
6.00% 9/15/17		50,000	61,021
6.55% 9/15/37		200,000	282,068
6.75% 12/1/33		200,000	275,739
Teva Pharmaceutical Finance
5.55% 2/1/16		100,000	114,524
6.15% 2/1/36		100,000	124,666
Watson Pharmaceuticals
5.00% 8/15/14		40,000	43,328
6.125% 8/15/19		45,000	53,214
Wyeth
5.50% 3/15/13		150,000	160,365
5.50% 2/1/14		100,000	110,149
5.50% 2/15/16		650,000	748,564
5.95% 4/1/37		200,000	255,740
6.00% 2/15/36		100,000	123,676
6.50% 2/1/34		100,000	134,426
			12,253,144
Professional Services – 0.00%
Dun & Bradstreet 2.875% 11/15/15		55,000	56,729
			56,729
Real Estate Investment Trusts – 0.33%
AMB Property 4.50% 8/15/17		100,000	94,214
AvalonBay Communities 6.10% 3/15/20		100,000	113,365
BioMed Realty 3.85% 4/15/16		100,000	98,113
Boston Properties
5.00% 6/1/15		100,000	107,184
5.875% 10/15/19		100,000	109,933
Camden Property Trust 4.625% 6/15/21		100,000	99,622
CommonWealth REIT 5.75% 11/1/15		100,000	104,854
Digital Realty Trust
4.50% 7/15/15		100,000	102,143
5.25% 3/15/21		100,000	99,168
Duke Realty
6.75% 3/15/20		50,000	52,007
7.375% 2/15/15		100,000	108,760
Equity One 6.25% 12/15/14		50,000	52,888
ERP Operating
4.75% 7/15/20		100,000	104,351
5.125% 3/15/16		100,000	107,387
5.20% 4/1/13		100,000	104,282
HCP
2.70% 2/1/14		60,000	59,143
3.75% 2/1/16		55,000	54,407
5.375% 2/1/21		200,000	201,032
5.65% 12/15/13		250,000	262,710
Health Care REIT
3.625% 3/15/16		100,000	97,598
5.25% 1/15/22		100,000	95,012
6.125% 4/15/20		135,000	141,025
6.20% 6/1/16		50,000	53,785
Healthcare Realty Trust 6.50% 1/17/17		100,000	108,069
Hospitality Properties Trust
5.625% 3/15/17		100,000	101,644
7.875% 8/15/14		100,000	108,613
Kilroy Realty 4.80% 7/15/18		100,000	96,606
Kimco Realty 6.875% 10/1/19		150,000	171,489
Liberty Property
5.50% 12/15/16		100,000	109,057
6.625% 10/1/17		50,000	54,831
Mack-Cali Realty 7.75% 8/15/19		100,000	118,738
National Retail Properties 5.50% 7/15/21		100,000	101,828
ProLogis
6.25% 3/15/17		50,000	52,380
6.625% 5/15/18		100,000	103,836
6.875% 3/15/20		11,000	11,494
7.625% 8/15/14		50,000	54,507
Realty Income
5.75% 1/15/21		100,000	111,124
5.875% 3/15/35		50,000	49,998
Regency Centers 4.80% 4/15/21		100,000	103,850
Senior Housing Properties Trust 4.30% 1/15/16		100,000	99,905
Simon Property Group
4.20% 2/1/15		180,000	190,087
5.25% 12/1/16		200,000	218,114
5.65% 2/1/20		100,000	109,846
6.75% 2/1/40		100,000	121,214
10.35% 4/1/19		200,000	267,895
UDR 4.25% 6/1/18		100,000	102,365
Ventas Realty 4.75% 6/1/21		100,000	96,220
Vornado Realty 4.25% 4/1/15		100,000	103,780
			5,190,473
Road & Rail – 0.26%
Burlington Northern Santa Fe
5.05% 3/1/41		100,000	107,633
5.65% 5/1/17		150,000	173,646
5.75% 3/15/18		200,000	235,947
6.15% 5/1/37		100,000	122,900
7.95% 8/15/30		100,000	145,582
Canadian National Railway
5.55% 3/1/19		100,000	120,328
5.85% 11/15/17		150,000	179,032
6.25% 8/1/34		100,000	130,337
Canadian Pacific Railway
7.125% 10/15/31		150,000	193,752
7.25% 5/15/19		65,000	81,640
Con-way 7.25% 1/15/18		100,000	112,304
CSX
3.70% 10/30/20		100,000	103,326
6.15% 5/1/37		120,000	148,104
6.22% 4/30/40		100,000	126,266
6.25% 4/1/15		275,000	317,584
7.375% 2/1/19		100,000	126,883
Norfolk Southern
5.90% 6/15/19		100,000	120,529
6.00% 5/23/11		100,000	119,258
7.70% 5/15/17		240,000	302,039
7.80% 5/15/27		100,000	142,418
#144A 4.837% 10/1/41		111,000	116,647
Ryder System
3.15% 3/2/15		115,000	117,226
5.85% 11/1/16		100,000	115,539
Union Pacific
4.00% 2/1/21		65,000	69,144
6.125% 2/15/20		200,000	243,378
6.15% 5/1/37		25,000	30,467
#144A 4.163% 7/15/22		190,000	203,202
			4,005,111
Semiconductors & Semiconductor Equipment – 0.07%
Analog Devices
3.00% 4/15/16		100,000	103,767
5.00% 7/1/14		50,000	54,688
Intel
1.95% 10/1/16		200,000	201,682
3.30% 10/1/21		92,000	94,181
4.80% 10/1/41		90,000	97,141
KLA-Tencor 6.90% 5/1/18		100,000	114,418
Maxim Integrated Products 3.45% 6/14/13		100,000	103,194
National Semiconductor 3.95% 4/15/15		100,000	107,235
Texas Instruments
0.875% 5/15/13		150,000	150,547
2.375% 5/16/16		100,000	102,655
			1,129,508
Software & Services – 0.23%
Adobe Systems
3.25% 2/1/15		100,000	105,074
4.75% 2/1/20		85,000	89,452
CA 5.375% 12/1/19		100,000	110,192
Intuit 5.75% 3/15/17		100,000	112,524
Microsoft
1.625% 9/25/15		300,000	306,070
2.95% 6/1/14		315,000	334,532
4.20% 6/1/19		200,000	222,034
5.20% 6/1/39		200,000	239,734
5.30% 2/8/41		100,000	123,627
Oracle
3.75% 7/8/14		200,000	215,532
4.95% 4/15/13		200,000	212,922
5.00% 7/8/19		100,000	115,597
5.25% 1/15/16		200,000	229,946
5.75% 4/15/18		225,000	268,445
6.50% 4/15/38		200,000	263,276
#144A 3.875% 7/15/20		100,000	106,363
#144A 5.375% 7/15/40		300,000	349,359
Symantec 4.20% 9/15/20		100,000	97,787
			3,502,466
Specialty Retail – 0.19%
AutoZone
4.00% 11/15/20		75,000	75,265
5.75% 1/15/15		200,000	220,173
Best Buy 5.50% 3/15/21		100,000	91,025
Gap 5.95% 4/12/21		150,000	141,338
Home Depot
4.40% 4/1/21		100,000	108,873
5.25% 12/16/13		200,000	217,605
5.40% 3/1/16		250,000	283,151
5.875% 12/16/36		350,000	408,894
5.95% 4/1/41		100,000	119,384
Lowe's
4.625% 4/15/20		150,000	165,806
5.40% 10/15/16		200,000	231,614
5.80% 10/15/36		200,000	229,110
5.80% 4/15/40		20,000	23,525
6.65% 9/15/37		100,000	128,608
O'Reilly Automotive 4.875% 1/14/21		45,000	46,737
Sherwin-Williams 3.125% 12/15/14		100,000	105,714
Staples 9.75% 1/15/14		200,000	231,930
TJX
4.20% 8/15/15		50,000	54,803
6.95% 4/15/19		55,000	69,107
			2,952,662
Thrift & Mortgage Finance – 0.03%
Santander Holdings USA 4.625% 4/19/16		100,000	96,436
US Central Federal Credit Union 1.90% 10/19/12		300,000	305,293
Western Corporate Federal Credit 1.75% 11/2/12		100,000	101,545
			503,274
Tobacco – 0.20%
Altria Group
4.125% 9/11/15		100,000	107,124
4.75% 5/5/21		100,000	103,636
8.50% 11/10/13		100,000	114,108
9.25% 8/6/19		300,000	393,823
9.70% 11/10/18		350,000	464,449
9.95% 11/10/38		100,000	142,927
10.20% 2/6/39		100,000	145,368
Lorillard Tobacco
3.50% 8/4/16		45,000	45,112
8.125% 6/23/19		100,000	117,323
8.125% 5/1/40		100,000	119,410
Philip Morris International
4.50% 3/26/20		100,000	111,444
4.875% 5/16/13		300,000	318,417
5.65% 5/16/18		300,000	355,001
6.375% 5/16/38		150,000	194,066
Reynolds American
7.25% 6/1/13		50,000	54,571
7.625% 6/1/16		295,000	353,528
			3,140,307
Trading Companies & Distributors – 0.01%
GATX 8.75% 5/15/14		100,000	115,718
			115,718
Wireless Telecommunication Services – 0.32%
Alltel 7.875% 7/1/32		100,000	143,035
America Movil
2.375% 9/8/16		200,000	195,400
3.625% 3/30/15		200,000	209,000
5.00% 3/30/20		200,000	213,200
5.50% 3/1/14		400,000	433,500
6.125% 11/15/37		150,000	157,500
6.375% 3/1/35		25,000	27,250
American Tower
4.625% 4/1/15		250,000	265,295
5.05% 9/1/20		100,000	99,974
AT&T Wireless 8.75% 3/1/31		300,000	449,763
Bellsouth Capital Funding 7.875% 2/15/30		100,000	134,636
Cellco Partnership
5.55% 2/1/14		500,000	547,323
8.50% 11/15/18		300,000	400,326
Rogers Communications 6.375% 3/1/14		300,000	333,193
Vodafone Group
4.15% 6/10/14		100,000	107,502
5.00% 12/16/13		150,000	161,882
5.00% 9/15/15		300,000	334,295
5.45% 6/10/19		200,000	234,836
5.625% 2/27/17		300,000	344,205
6.15% 2/27/37		200,000	248,756
			5,040,871
Total Corporate Bonds (Cost $310,473,494)			329,118,869
Municipal Bonds – 0.90%
American Municipal Power, Ohio Build America Bonds Series B
6.449% 2/15/44		50,000	57,526
7.834% 2/15/41		55,000	74,150
8.084% 2/15/50		100,000	142,241
Bay Area Toll Authority, California Toll Bridge Revenue Build America Bonds
Series F-2 6.263% 4/1/49		200,000	260,472
Series S1 6.793% 4/1/30		100,000	122,355
Series S1 6.918% 4/1/40		100,000	128,676
Series S1 7.043% 4/1/50		100,000	134,235
California State
3.95% 11/1/15		100,000	105,978
4.85% 10/1/14		100,000	107,926
6.20% 10/1/19		100,000	114,037
7.30% 10/1/39		100,000	119,012
California State Taxable Build America Bonds
5.75% 3/1/17		100,000	112,563
6.65% 3/1/22		100,000	115,898
7.60% 11/1/40		80,000	99,055
7.625% 3/1/40		85,000	104,866
7.95% 3/1/36		100,000	113,566
California State Various Purposes
5.95% 4/1/16		35,000	39,478
7.50% 4/1/34		325,000	391,599
7.55% 4/1/39		500,000	613,129
Central Puget Sound, Washington Regional Transportation Authority Sales & Use Tax Revenue
Build America Bonds 5.491% 11/1/39		50,000	60,490
Chicago, Illinois Board of Education 6.319% 11/1/29		100,000	113,511
Chicago, Illinois Transit Authority Transfer Tax Receipts Revenue
Series A 6.899% 12/1/40		100,000	120,080
Series B 6.899% 12/1/40		40,000	48,032
City & County of Denver, Colorado Build America Bonds 5.65% 8/1/30		100,000	108,746
Clark County, Nevada Airport Revenue Build America Bonds
6.881% 7/1/42		50,000	55,027
Series C 6.82% 7/1/45		75,000	92,953
Commonwealth of Massachusetts Build America Bonds Series E 4.20% 12/1/21		100,000	109,700
Commonwealth of Massachusetts Consolidated Loan Build America Bonds 5.456% 12/1/39		100,000	118,989
Connecticut State
Build America Bonds Series D 5.09% 10/1/30		200,000	215,678
Series A 5.85% 3/15/32		100,000	120,337
Dallas Area, Texas Rapid Transit 5.999% 12/1/44		200,000	255,592
Dallas, Texas Independent School District Build America Bonds Series C 6.45% 2/15/35		100,000	119,054
East Baton Rouge, Louisiana Sewerage Commission 6.087% 2/1/45		100,000	109,095
East Bay Municipal Utility District Build America Bonds 5.874% 6/1/40		100,000	123,783
Georgia State Build America Bonds Series H 4.503% 11/1/25		100,000	112,792
Greater Chicago Metropolitan Water Reclamation District Taxable Build America Bonds 5.72% 12/1/38		150,000	182,453
Illinois State
4.961% 3/1/16		100,000	105,746
5.665% 3/1/18		250,000	269,355
Illinois State Taxable
3.321% 1/1/13		100,000	101,853
4.071% 1/1/14		100,000	103,176
4.421% 1/1/15		100,000	104,319
Illinois State Taxable Pension
4.95% 6/1/23		100,000	99,999
5.10% 6/1/33		1,000,000	904,909
Illinois State Toll Highway Authority Build America Bonds Series B 5.851% 12/1/34		100,000	108,698
Los Angeles, California Community College District
6.60% 8/1/42		100,000	129,366
6.75% 8/1/49		100,000	134,141
Los Angeles, California County Public Works Financing Authority
7.488% 8/1/33		100,000	123,282
7.618% 8/1/40		100,000	123,785
Los Angeles, California Department of Airports Taxable Build America Bonds 6.582% 5/15/39		25,000	30,001
Los Angeles, California Department of Water & Power Build America Bonds Series C 6.008% 7/1/39		25,000	29,318
Los Angeles, California Unified School District Build America Bonds 6.758% 7/1/34		315,000	392,243
Massachusetts State 4.91% 5/1/29		100,000	113,031
Massachusetts State Water Pollution Abatement 5.192% 8/1/40		70,000	80,359
Metropolitan Government of Nashville & Davidson County Convention Center Authority Taxable
Build America Bonds Series B 6.731% 7/1/43		50,000	59,186
Metropolitan Transportation Authority, New York Revenue Build America Bonds
5.871% 11/15/39		100,000	109,037
6.668% 11/15/39		130,000	158,976
Series E 6.814% 11/15/40		100,000	125,703
Mississippi State Taxable Build America Bonds Series F 5.245% 11/1/34		100,000	112,557
Municipal Electric Authority, Georgia Taxable Build America Bonds (PLT Vogtle Units 3 & 4 Project)
6.637% 4/1/57		150,000	160,428
7.055% 4/1/57		100,000	103,584
^New Jersey Economic Development Authority Series B 5.829% 2/15/22 (AGM)		200,000	113,192
New Jersey State Transportation Trust Fund Authority Build America Bonds
6.561% 12/15/40		100,000	124,910
Series C 5.754% 12/15/28		100,000	108,939
Series C 6.104% 12/15/28		200,000	213,138
New Jersey State Turnpike Revenue Authority Taxable Build America Bonds
Series A 7.102% 1/1/41		100,000	133,969
Series F 7.414% 1/1/40		90,000	124,073
New York City, New York
5.517% 10/1/37		85,000	96,362
Build America Bonds Series F1 6.271% 12/1/37		100,000	125,244
Series A2 5.206% 10/1/31		100,000	111,441
New York City, New York Municipal Water Finance Authority Build America Bonds
5.724% 6/15/42		65,000	80,174
5.75% 6/15/41		100,000	123,402
5.952% 6/15/42		100,000	124,484
6.011% 6/15/42		35,000	44,577
New York City, New York Transitional Finance Authority
5.508% 8/1/37		200,000	236,048
Build America Bonds 5.572% 11/1/38		65,000	77,111
New York State Dormitory Authority Build America Bonds
5.50% 3/15/30		100,000	115,345
5.60% 3/15/40		100,000	119,584
New York State Urban Development Build America Bonds 5.77% 3/15/39		50,000	58,993
Ohio State University Taxable Build America Bonds Series C 4.91% 6/1/40		100,000	112,845
Oregon State Department of Transportation Taxable Series A Sub-Lien 5.834% 11/15/34		75,000	92,422
Pennsylvania State Public School Building Authority Revenue Qualified School Construction
Bond Taxable (Direct Subsidiary) Series A 5.00% 9/15/27		100,000	108,229
Pennsylvania State Taxable Series B 2nd 5.35% 5/1/30		100,000	106,426
Pennsylvania State Turnpike Commission Revenue Build America Bonds
5.511% 12/1/45		150,000	169,413
5.561% 12/1/49		200,000	228,418
6.105% 12/1/39		100,000	120,237
Port Authority of New York & New Jersey Taxable 5.647% 11/1/40		100,000	116,345
Port of Seattle, Washington Taxable Series B1 7.00% 5/1/36		100,000	114,576
Rutgers State University of New Jersey/New Brunswick Taxable Build America Bonds 5.665% 5/1/40		155,000	189,370
Salt River, Arizona Project Agricultural Improvement & Power District 4.839% 1/1/41		60,000	65,210
San Antonio, Texas Electric & Gas Build America Bonds 5.985% 2/1/39		50,000	63,082
San Diego County, California Regional Transportation Commission 5.911% 4/1/48		100,000	125,710
San Diego County, California Water Authority Financing Agency Revenue Build America Bonds
Series B 6.138% 5/1/49		100,000	125,191
San Francisco City & County Public Utilities Commission Build America Bonds
6.00% 11/1/40		100,000	121,385
Series B 6.00% 11/1/40		100,000	117,436
Texas State Transportation Commission 1st Tier 5.178% 4/1/30		200,000	236,202
University of Massachusetts Building Authority Build America Bonds 5.45% 11/1/40		100,000	117,275
University of Missouri Build America Bonds (Curators University) 5.792% 11/1/41		100,000	127,574
University of Texas System Revenue Build America Bonds Series C 4.794% 8/15/46		90,000	102,640
University of Virginia Revenue Taxable Build America Bonds 6.20% 9/1/39		50,000	68,918
Utah State Build America Bonds
Series B 3.539% 7/1/25		100,000	106,180
Series D 4.554% 7/1/24		60,000	68,116
Virginia Commonwealth Transportation Board Build America Bonds 5.35% 5/15/35		100,000	114,363
Washington State Build America Bonds
Series D 5.481% 8/1/39		50,000	61,245
Series F 5.09% 8/1/33		100,000	112,605
Washington State Convention Center Public Facilities District 6.79% 7/1/40		50,000	61,521
Total Municipal Bonds (Cost $12,113,394)			14,090,046
Non-Agency Asset-Backed Securities – 0.19%
Ally Auto Receivables Trust
Series 2010-3 A3 1.11% 10/15/14		300,000	301,608
Series 2010-4 A4 1.35% 12/15/15		35,000	35,237
AmeriCredit Automobile Receivables Trust Series 2010-3 B 2.04% 9/8/15		200,000	199,631
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20		300,000	355,087
CenterPoint Energy Transition Bond Series 2009-1 A2 3.46% 8/15/19		100,000	108,952
Citibank Credit Card Issuance Trust
Series 2004-A8 A8 4.90% 12/12/16		25,000	28,087
Series 2005-A2 A2 4.85% 3/10/17		50,000	56,441
Series 2005-A9 A9 5.10% 11/20/17		200,000	230,132
Series 2006-A3 A3 5.30% 3/15/18		250,000	291,545
Series 2008-A1 A1 5.35% 2/7/20		150,000	177,700
Series 2008-A5 A5 4.85% 4/22/15		250,000	266,240
Series 2009-A4 A4 4.90% 6/23/16		200,000	221,906
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		250,000	298,436
Ford Credit Auto Owner Trust Series 2011-A A4 1.65% 5/15/16		275,000	280,072
Honda Auto Receivables Owner Trust Series 2010-3 A3 0.70% 4/21/14		65,000	65,039
Total Non-Agency Asset-Backed Securities (Cost $2,746,065)			2,916,113
Regional Bonds – 0.45%∆
Canada – 0.44%
British Columbia Province
2.10% 5/18/16		200,000	208,037
2.85% 6/15/15		100,000	106,717
6.50% 1/15/26		100,000	138,235
7.25% 9/1/36		100,000	161,409
Manitoba Province
1.375% 4/28/14		100,000	101,987
2.125% 4/22/13		100,000	102,534
4.90% 12/6/16		150,000	175,087
New Brunswick Province 2.75% 6/15/18		200,000	209,454
Nova Scotia Province
2.375% 7/21/15		200,000	208,515
5.125% 1/26/17		50,000	58,731
Ontario Province
1.375% 1/27/14		300,000	303,506
1.875% 11/19/12		200,000	202,917
1.875% 9/15/15		200,000	204,074
2.30% 5/10/16		300,000	311,123
2.70% 6/16/15		300,000	315,530
2.95% 2/5/15		200,000	211,583
3.00% 7/16/18		200,000	209,737
4.00% 10/7/19		200,000	223,553
4.10% 6/16/14		1,000,000	1,082,727
4.40% 4/14/20		200,000	228,138
4.95% 11/28/16		300,000	348,410
Quebec Province
2.75% 8/25/21		500,000	496,434
3.50% 7/29/20		300,000	321,071
4.625% 5/14/18		200,000	232,270
4.875% 5/5/14		100,000	110,200
5.00% 3/1/16		300,000	346,148
7.50% 9/15/29		175,000	268,457
			6,886,584
Italy – 0.01%
Region of Lombardy 5.804% 10/25/32		100,000	91,805
			91,805
Total Regional Bonds (Cost $6,583,691)			6,978,389
Sovereign Bonds – 1.44%∆
Brazil – 0.28%
Republic of Brazil
4.875% 1/22/21		100,000	107,400
5.625% 1/7/41		125,000	135,313
5.875% 1/15/19		500,000	576,250
6.00% 1/17/17		500,000	572,000
7.125% 1/20/37		600,000	769,499
8.00% 1/15/18		144,445	171,022
8.25% 1/20/34		150,000	211,500
8.75% 2/4/25		400,000	565,000
8.875% 10/14/19		200,000	272,000
8.875% 4/15/24		100,000	142,500
10.125% 5/15/27		125,000	198,125
10.25% 6/17/13		150,000	172,125
10.50% 7/14/14		100,000	124,000
11.00% 8/17/40		300,000	397,500
			4,414,234
Canada – 0.07%
Canada Government 2.375% 9/10/14		300,000	315,957
Export Development Canada
2.25% 5/28/15		300,000	315,581
3.50% 5/16/13		100,000	104,934
4.50% 10/25/12		300,000	312,540
			1,049,012
Chile – 0.01%
Chile Government International Bonds
3.875% 8/5/20		100,000	104,750
5.50% 1/15/13		100,000	105,472
			210,222
Colombia – 0.10%
Republic of Colombia
6.125% 1/18/41		200,000	227,600
7.375% 3/18/19		600,000	743,100
7.375% 9/18/37		200,000	262,300
8.125% 5/21/24		250,000	332,750
			1,565,750
Hungary – 0.06%
Republic of Hungary
4.75% 2/3/15		200,000	197,000
6.25% 1/29/20		100,000	97,500
6.375% 3/29/21		535,000	523,230
7.625% 3/29/41		65,000	63,700
			881,430
Israel – 0.04%
Israel Government AID Bond 5.50% 4/26/24		200,000	255,545
Israel Government International Bonds
5.125% 3/1/14		100,000	107,678
5.125% 3/26/19		175,000	192,933
5.50% 11/9/16		100,000	113,610
			669,766
Italy – 0.16%
Republic of Italy
2.125% 10/5/12		200,000	196,547
2.125% 9/16/13		250,000	240,264
3.125% 1/26/15		300,000	283,966
4.375% 6/15/13		300,000	300,936
4.50% 1/21/15		400,000	395,640
4.75% 1/25/16		200,000	195,252
5.25% 9/20/16		200,000	198,936
5.375% 6/12/17		200,000	197,167
5.375% 6/15/33		200,000	183,227
6.875% 9/27/23		350,000	348,345
			2,540,280
Japan – 0.13%
Development Bank of Japan 5.125% 2/1/17		200,000	235,252
Japan Bank for International Cooperation 4.25% 6/18/13		200,000	212,376
Japan Finance
2.125% 11/5/12		300,000	305,393
2.25% 7/13/16		200,000	206,480
2.50% 1/21/16		200,000	209,482
2.50% 5/18/16		200,000	209,044
2.875% 2/2/15		300,000	317,904
Japan Finance Organization for Municipalities
4.00% 1/13/21		100,000	111,377
5.00% 5/16/17		200,000	234,341
			2,041,649
Mexico – 0.23%
Mexican Government International Bonds
5.125% 1/15/20		550,000	598,125
5.625% 1/15/17		250,000	279,750
5.875% 2/17/14		100,000	108,200
5.95% 3/19/19		450,000	513,000
6.05% 1/11/40		375,000	425,625
6.375% 1/16/13		300,000	318,000
6.75% 9/27/34		200,000	247,000
8.30% 8/15/31		500,000	716,249
11.375% 9/15/16		200,000	285,000
			3,490,949
Norway – 0.05%
Eksportfinans
2.00% 9/15/15		100,000	102,167
3.00% 11/17/14		200,000	211,338
5.50% 5/25/16		250,000	293,688
5.50% 6/26/17		150,000	177,699
			784,892
Panama – 0.06%
Panama Government international Bonds
5.20% 1/30/20		300,000	329,850
6.70% 1/26/36		100,000	121,500
7.125% 1/29/26		100,000	125,650
8.875% 9/30/27		100,000	143,500
9.375% 4/1/29		100,000	150,750
			871,250
Peru – 0.06%
Republic of Peru
5.625% 11/18/50		100,000	100,500
6.55% 3/14/37		150,000	174,750
7.125% 3/30/19		125,000	151,563
7.35% 7/21/25		100,000	125,000
8.375% 5/3/16		100,000	122,500
8.75% 11/21/33		200,000	284,700
			959,013
Poland – 0.06%
Republic of Poland
5.125% 4/21/21		200,000	200,000
5.25% 1/15/14		400,000	421,500
6.375% 7/15/19		280,000	308,700
			930,200
Republic of Korea – 0.05%
Korea Finance 3.25% 9/20/16		100,000	96,511
Republic of Korea
4.875% 9/22/14		50,000	53,248
5.125% 12/7/16		100,000	108,624
5.75% 4/16/14		200,000	216,056
7.125% 4/16/19		200,000	243,070
			717,509
South Africa – 0.05%
South Africa Government International Bonds
5.875% 5/30/22		100,000	112,000
6.25% 3/8/41		100,000	112,000
6.875% 5/27/19		500,000	597,500
			821,500
Sweden – 0.03%
Swedish Export Credit
1.75% 10/20/15		55,000	55,847
3.25% 9/16/14		200,000	212,538
5.125% 3/1/17		150,000	173,709
			442,094
Total Sovereign Bonds (Cost $21,429,191)			22,389,750
Supranational Banks – 1.32%
African Development Bank
1.625% 2/11/13		200,000	203,084
2.50% 3/15/16		100,000	106,529
3.00% 5/27/14		100,000	106,220
Andina De Fomento
3.75% 1/15/16		200,000	203,375
8.125% 6/4/19		140,000	172,491
Asian Development Bank
0.875% 6/10/14		105,000	105,954
1.625% 7/15/13		500,000	510,609
2.50% 3/15/16		250,000	265,891
2.625% 2/9/15		400,000	424,896
2.75% 5/21/14		250,000	263,916
4.25% 10/20/14		100,000	110,687
5.50% 6/27/16		200,000	240,245
5.593% 7/16/18		200,000	246,746
Council of Europe Development Bank
1.50% 1/15/15		200,000	203,925
2.75% 2/10/15		100,000	106,019
European Bank for Reconstruction & Development
2.50% 3/15/16		300,000	315,083
2.75% 4/20/15		200,000	210,648
3.625% 6/17/13		100,000	105,806
European Investment Bank
1.125% 8/15/14		500,000	506,108
1.25% 9/17/13		250,000	253,208
1.25% 2/14/14		700,000	710,422
1.375% 10/20/15		500,000	506,155
1.50% 5/15/14		600,000	612,663
1.625% 3/15/13		500,000	507,900
1.625% 9/1/15		100,000	102,415
1.875% 6/17/13		300,000	306,910
2.125% 7/15/16		200,000	208,441
2.25% 3/15/16		800,000	837,557
2.375% 3/14/14		200,000	208,329
2.75% 3/23/15		500,000	530,849
2.875% 3/15/13		200,000	206,734
2.875% 9/15/20		200,000	209,528
3.00% 4/8/14		200,000	211,351
3.125% 6/4/14		500,000	531,628
3.25% 5/15/13		500,000	521,826
4.00% 2/16/21		400,000	455,789
4.25% 7/15/13		250,000	266,253
4.875% 2/16/16		300,000	347,259
4.875% 1/17/17		400,000	469,162
4.875% 2/15/36		100,000	117,418
5.125% 5/30/17		500,000	595,690
Inter-American Development Bank
1.75% 10/22/12		500,000	507,330
3.00% 4/22/14		400,000	424,512
3.875% 2/14/20		200,000	230,013
4.25% 9/14/15		375,000	421,148
5.125% 9/13/16		500,000	589,211
International Bank for Reconstruction & Development
1.00% 9/15/16		750,000	738,484
1.375% 2/10/14		500,000	501,612
2.125% 3/15/16		500,000	522,974
2.375% 5/26/15		300,000	316,652
3.50% 10/8/13		700,000	742,257
4.75% 2/15/35		50,000	62,671
5.00% 4/1/16		300,000	349,143
7.625% 1/19/23		100,000	149,261
International Finance
2.125% 11/17/17		200,000	202,878
2.25% 4/11/16		300,000	309,947
3.00% 4/22/14		405,000	425,022
3.50% 5/15/13		200,000	210,633
Nordic Investment Bank
1.625% 1/28/13		200,000	202,881
2.50% 7/15/15		200,000	211,682
2.625% 10/6/14		100,000	105,565
3.625% 6/17/13		100,000	105,261
North American Development Bank 4.375% 2/11/20		100,000	113,235

Total Supranational Banks (Cost $19,757,435)			20,568,091
U.S. Treasury Obligations – 33.61%
U.S. Treasury Bonds
3.50% 2/15/39		2,650,000	2,946,882
3.75% 8/15/41		1,350,000	1,571,908
3.875% 8/15/40		4,750,000	5,644,335
4.25% 5/15/39		2,350,000	2,957,696
4.25% 11/15/40		4,000,000	5,058,752
4.375% 2/15/38		2,500,000	3,194,140
4.375% 11/15/39		4,000,000	5,143,124
4.375% 5/15/40		5,000,000	6,436,729
4.375% 5/15/41		4,500,000	5,814,161
4.50% 2/15/36		1,500,000	1,942,500
4.50% 5/15/38		950,000	1,237,523
4.50% 8/15/39		3,350,000	4,385,361
4.625% 2/15/40		4,100,000	5,479,265
4.75% 2/15/37		700,000	940,297
4.75% 2/15/41		3,750,000	5,124,611
5.00% 5/15/37		250,000	348,086
5.25% 11/15/28		500,000	681,563
5.25% 2/15/29		1,700,000	2,322,095
5.375% 2/15/31		3,000,000	4,220,625
6.125% 11/15/27		800,000	1,178,625
6.125% 8/15/29		1,800,000	2,698,031
6.25% 8/15/23		600,000	855,281
6.25% 5/15/30		2,200,000	3,365,314
6.375% 8/15/27		1,250,000	1,880,274
6.625% 2/15/27		750,000	1,146,211
6.75% 8/15/26		500,000	767,188
6.875% 8/15/25		1,000,000	1,532,344
7.125% 2/15/23		500,000	754,297
7.25% 8/15/22		500,000	755,078
7.50% 11/15/24		500,000	795,235
7.625% 11/15/22		500,000	777,110
7.625% 2/15/25		500,000	805,391
8.00% 11/15/21		1,700,000	2,655,453
U.S. Treasury Notes
0.125% 9/30/13		3,000,000	2,992,728
0.375% 10/31/12		5,000,000	5,011,135
0.375% 7/31/13		3,000,000	3,006,915
0.50% 11/30/12		3,000,000	3,011,250
0.50% 1/31/13		3,000,000	3,016,875
0.50% 5/31/13		5,000,000	5,021,875
0.50% 10/15/13		2,500,000	2,510,158
0.50% 11/15/13		2,000,000	2,007,970
0.625% 12/31/12		3,000,000	3,016,290
0.625% 2/28/13		1,000,000	1,005,860
0.625% 4/30/13		1,000,000	1,006,207
0.75% 3/31/13		4,500,000	4,536,027
0.75% 8/15/13		2,000,000	2,017,734
0.75% 9/15/13		3,000,000	3,027,306
0.75% 12/15/13		2,000,000	2,019,220
0.75% 6/15/14		3,500,000	3,534,454
1.00% 7/15/13		4,000,000	4,051,544
1.00% 1/15/14		5,000,000	5,075,390
1.00% 9/30/16		6,000,000	6,009,815
1.125% 12/15/12		4,500,000	4,550,274
1.125% 6/15/13		3,000,000	3,043,701
1.25% 3/15/14		3,000,000	3,064,908
1.25% 8/31/15		2,000,000	2,046,562
1.25% 9/30/15		3,000,000	3,067,032
1.25% 10/31/15		2,000,000	2,042,656
1.375% 10/15/12		3,000,000	3,037,149
1.375% 11/15/12		4,000,000	4,053,440
1.375% 1/15/13		6,000,000	6,089,297
1.375% 2/15/13		3,000,000	3,046,992
1.375% 3/15/13		3,500,000	3,557,985
1.375% 5/15/13		4,000,000	4,071,704
1.375% 9/30/18		2,000,000	1,990,626
1.50% 12/31/13		3,000,000	3,079,923
1.50% 6/30/16		9,000,000	9,249,623
1.75% 4/15/13		3,000,000	3,068,778
1.75% 1/31/14		2,000,000	2,065,312
1.75% 3/31/14		2,000,000	2,068,594
1.75% 7/31/15		3,500,000	3,647,931
1.75% 5/31/16		2,000,000	2,080,154
1.875% 2/28/14		1,500,000	1,554,141
1.875% 4/30/14		7,800,000	8,097,982
1.875% 6/30/15		2,000,000	2,092,812
1.875% 8/31/17		2,000,000	2,077,812
1.875% 9/30/17		2,000,000	2,076,720
1.875% 10/31/17		3,000,000	3,113,205
2.00% 11/30/13		2,600,000	2,694,047
2.00% 1/31/16		2,000,000	2,103,126
2.00% 4/30/16		3,500,000	3,682,130
2.125% 11/30/14		2,000,000	2,103,438
2.125% 5/31/15		5,000,000	5,276,930
2.125% 2/29/16		4,000,000	4,230,000
2.125% 8/15/21		3,500,000	3,562,360
2.25% 5/31/14		2,000,000	2,097,812
2.25% 1/31/15		4,500,000	4,757,346
2.25% 11/30/17		2,500,000	2,649,220
2.375% 8/31/14		3,700,000	3,908,414
2.375% 9/30/14		3,000,000	3,173,205
2.375% 10/31/14		3,800,000	4,022,954
2.375% 2/28/15		5,000,000	5,309,785
2.375% 3/31/16		2,000,000	2,136,406
2.375% 7/31/17		2,000,000	2,136,562
2.375% 5/31/18		3,000,000	3,193,818
2.50% 3/31/13		1,500,000	1,550,391
2.50% 3/31/15		2,000,000	2,134,992
2.50% 4/30/15		2,000,000	2,136,406
2.50% 6/30/17		1,900,000	2,042,796
2.625% 6/30/14		3,000,000	3,181,641
2.625% 7/31/14		5,400,000	5,735,394
2.625% 12/31/14		4,000,000	4,272,812
2.625% 2/29/16		2,000,000	2,157,344
2.625% 4/30/16		1,000,000	1,079,688
2.625% 1/31/18		2,000,000	2,164,220
2.625% 4/30/18		2,000,000	2,162,812
2.625% 8/15/20		7,000,000	7,498,203
2.625% 11/15/20		6,500,000	6,951,951
2.75% 2/28/13		2,000,000	2,070,548
2.75% 10/31/13		2,250,000	2,363,555
2.75% 11/30/16		2,500,000	2,719,923
2.75% 5/31/17		3,000,000	3,268,359
2.75% 12/31/17		2,000,000	2,180,156
2.75% 2/28/18		1,000,000	1,089,922
2.75% 2/15/19		5,000,000	5,436,720
2.875% 1/31/13		2,000,000	2,070,156
2.875% 3/31/18		3,000,000	3,293,439
3.00% 8/31/16		2,000,000	2,198,282
3.00% 9/30/16		2,000,000	2,198,906
3.00% 2/28/17		2,000,000	2,203,750
3.125% 4/30/13		2,000,000	2,090,704
3.125% 8/31/13		6,000,000	6,325,079
3.125% 9/30/13		4,000,000	4,226,252
3.125% 10/31/16		2,500,000	2,765,430
3.125% 1/31/17		3,500,000	3,877,892
3.125% 4/30/17		2,500,000	2,773,828
3.125% 5/15/19		4,000,000	4,456,876
3.125% 5/15/21		8,500,000	9,435,654
3.25% 5/31/16		1,700,000	1,886,203
3.25% 6/30/16		1,500,000	1,665,353
3.25% 7/31/16		1,850,000	2,054,656
3.25% 12/31/16		2,500,000	2,784,375
3.25% 3/31/17		2,500,000	2,789,453
3.375% 11/30/12		1,000,000	1,036,875
3.375% 6/30/13		1,500,000	1,581,563
3.375% 7/31/13		2,000,000	2,113,360
3.375% 11/15/19		4,500,000	5,103,986
3.50% 5/31/13		950,000	1,000,803
3.50% 2/15/18		1,600,000	1,817,626
3.50% 5/15/20		4,000,000	4,581,544
3.625% 12/31/12		1,000,000	1,042,422
3.625% 5/15/13		1,250,000	1,317,676
3.625% 8/15/19		5,500,000	6,334,454
3.625% 2/15/20		6,000,000	6,927,185
3.625% 2/15/21		6,500,000	7,510,041
3.75% 11/15/18		3,630,000	4,199,739
3.875% 10/31/12		1,500,000	1,559,532
3.875% 2/15/13		800,000	839,750
3.875% 5/15/18		2,350,000	2,729,856
4.00% 11/15/12		500,000	521,250
4.00% 2/15/14		2,250,000	2,443,361
4.00% 2/15/15		2,500,000	2,788,868
4.00% 8/15/18		2,550,000	2,988,679
4.125% 5/15/15		2,250,000	2,534,942
4.25% 8/15/13		2,000,000	2,147,812
4.25% 11/15/13		4,000,000	4,332,188
4.25% 8/15/14		1,200,000	1,331,250
4.25% 11/15/14		2,000,000	2,234,220
4.25% 8/15/15		2,500,000	2,842,188
4.25% 11/15/17		1,750,000	2,064,179
4.50% 11/15/15		2,000,000	2,307,032
4.50% 2/15/16		3,000,000	3,476,955
4.50% 5/15/17		1,350,000	1,600,699
4.625% 11/15/16		1,600,000	1,890,000
4.625% 2/15/17		1,700,000	2,017,290
4.75% 5/15/14		2,000,000	2,227,188
4.75% 8/15/17		2,500,000	3,010,548
4.875% 8/15/16		1,000,000	1,189,063
5.125% 5/15/16		1,500,000	1,790,742
7.25% 5/15/16		1,000,000	1,291,328
7.50% 11/15/16		800,000	1,061,125
7.875% 2/15/21		750,000	1,144,512
8.125% 8/15/19		500,000	744,961
8.125% 5/15/21		500,000	778,203
8.125% 8/15/21		700,000	1,095,938
8.50% 2/15/20		150,000	231,105
8.75% 5/15/17		1,000,000	1,418,828
8.75% 5/15/20		900,000	1,412,227
8.75% 8/15/20		800,000	1,263,562
8.875% 8/15/17		750,000	1,080,352
8.875% 2/15/19		750,000	1,141,700
9.125% 5/15/18		250,000	374,649
9.25% 2/15/16		200,000	273,078
9.875% 11/15/15		500,000	686,719
10.625% 8/15/15		500,000	690,977
11.25% 2/15/15		250,000	339,512

Total U.S. Treasury Obligations (Cost $486,723,949)			524,024,867
		Number of
		Shares
Short-Term Investment – 3.45%
Money Market Mutual Fund – 3.45%
Dreyfus Treasury & Agency Cash Management Fund		53,853,270	53,853,270
Total Short-Term Investment (Cost $53,853,270)			53,853,270
Total Value of Securities – 102.67%
(Cost $1,514,487,402)			1,600,647,779
Liabilities Net of Receivables and Other Assets – (2.67%)			(41,608,187)
Net Assets Applicable to 134,381,599 Shares Outstanding – 100.00%			$1,559,039,592

•Variable rate security. The rate shown is the rate as of September 30, 2011. Interest rates reset periodically.
◆Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
^Zero coupon security. The rate shown is the yield at the time of purchase.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30,2011, the aggregate amount of Rule 144A securities was $3,495,395, which represented 0.22% of the Fund's net assets. See Note 3 in "Notes."
∆Securities have been classified by country of origin.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
AGM – Insured by Assured Guaranty Municipal Corporation
GNMA – Government National Mortgage Association
NCUA – National Credit Union Administration
REIT – Real Estate Investment Trust
S.F. – Single Family
TBA – To Be Announced
yr – Year

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP SSgA Bond Index Fund (Fund).

Security Valuation – U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days are valued at market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets.  Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distribute dividends from net investment income, if any, semi-annually.  Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$1,514,706,614
Aggregate unrealized appreciation	$88,785,735
Aggregate unrealized depreciation	(2,844,570)
Net unrealized appreciation	$85,941,165

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2  - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$629,624,497	$629,624,497
Corporate Debt	-	329,118,869	329,118,869
Foreign Debt	-	49,936,230	49,936,230
Municipal Bonds	-	14,090,046	14,090,046
Short-Term Investment	53,853,270	-	53,853,270
U.S. Treasury Obligations	-	524,024,867	524,024,867
Total	$53,853,270	$1,546,794,509	$1,600,647,779

There were no Level 3 investments at the beginning or end of the period.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Credit and Market Risk
The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard &Poor’s and/or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's limit on investments in illiquid securities. As of September 30, 2011, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Schedule of Investments.

4. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Global Income Fund

September 30, 2011
	Principal	Value
	Amount¡	(U.S. $)
Corporate Bonds – 5.35%∆
Germany – 2.75%
Bayerische Landesbank 1.40% 4/22/13	JPY	330,000,000	$4,334,201
KFW
1.35% 1/20/14	JPY	510,000,000	6,782,901
4.66% 1/5/12	NOK	12,500,000	2,135,933
			13,253,035
Netherlands – 1.47%
Bank Nederlandse Gemeenten 1.85% 11/7/16	JPY	380,000,000	5,248,922
•ING Bank 6.125% 5/29/23	EUR	1,500,000	1,816,604
			7,065,526
Republic of Korea – 0.08%
Export-Import Bank of Korea 8.125% 1/21/14		170,000	190,604
Korea Development Bank 8.00% 1/23/14		170,000	188,943
			379,547
United Kingdom – 1.05%
HSBC Holdings
6.00% 6/10/19	EUR	2,380,000	3,195,297
6.25% 3/19/18	EUR	200,000	271,819
Lloyds TSB Bank
5.375% 9/3/19	EUR	1,100,000	1,429,869
•5.625% 3/5/18	EUR	179,000	190,111
			5,087,096
Total Corporate Bonds (Cost $24,444,755)			25,785,204

Municipal Bonds – 0.40%
California State Taxable Build America Bonds
6.65% 3/1/22		115,000	133,283
7.625% 3/1/40		725,000	894,446
California State Various Purposes
5.25% 3/1/30		165,000	175,235
5.50% 3/1/40		140,000	150,310
7.55% 4/1/39		25,000	30,657
Detroit, Michigan District State Aid 4.50% 11/1/23		40,000	42,225
Illinois State 4.421% 1/1/15		340,000	354,684
Tulare, California Sewer Revenue Taxable Build America Bond 8.75% 11/15/44 (AGM)		115,000	129,020
Total Municipal Bonds (Cost $1,694,172)			1,909,860

Regional Bonds – 3.81%∆
Australia – 3.81%
New South Wales Treasury
5.50% 8/1/13	AUD	1,260,000	1,250,672
5.50% 3/1/17	AUD	960,000	977,081
6.00% 5/1/12	AUD	900,000	879,529
Queensland Treasury
6.00% 8/14/13	AUD	1,370,000	1,373,669
6.00% 8/21/13	AUD	5,595,000	5,588,438
6.00% 9/14/17	AUD	940,000	979,824
Western Australia Treasury
5.50% 7/17/12	AUD	6,390,000	6,245,761
8.00% 6/15/13	AUD	1,065,000	1,097,672
Total Regional Bonds (Cost $18,141,688)			18,392,646

Sovereign Bonds – 79.11%∆
Argentina – 0.13%
•Argentina Bonos 0.439% 8/3/12		5,595,000	643,425
			643,425
Australia – 0.97%
Australia Government Bond 5.75% 4/15/12	AUD	4,800,000	4,686,796
			4,686,796
Austria – 2.30%
Republic of Austria
3.50% 7/15/15	EUR	4,250,000	6,081,014
6.25% 7/15/27	EUR	2,700,000	5,027,761
			11,108,775
Brazil – 1.00%
Brazil Notas do Tesouro Nacional
Series B
6.00% 5/15/13	BRL	15,500	179,604
6.00% 5/15/15	BRL	146,500	1,700,895
6.00% 5/15/45	BRL	50,000	579,963
Series F
10.00% 1/1/12	BRL	1,635,000	866,335
10.00% 1/1/17	BRL	3,000,000	1,504,198
			4,830,995
Canada – 2.20%
Canada Government 3.50% 1/13/20	EUR	7,150,000	10,619,954
			10,619,954
Denmark – 2.26%
Denmark Kingdom 3.125% 3/17/14	EUR	7,800,000	10,895,538
			10,895,538
Egypt – 0.21%
≠Egypt Treasury Bills
10.149% 1/17/12	EGP	600,000	96,786
10.451% 12/6/11	EGP	2,700,000	442,790
10.552% 11/8/11	EGP	2,775,000	458,402
			997,978
Finland – 2.26%
Finnish Government 5.375% 7/4/13	EUR	7,500,000	10,876,199
			10,876,199
France – 2.33%
France Government Bond O.A.T. 5.50% 4/25/29	EUR	6,500,000	11,234,122
			11,234,122
Germany – 4.45%
Bundesobligation
1.75% 10/9/15	EUR	1,300,000	1,797,625
2.25% 4/11/14	EUR	1,550,000	2,164,122
2.75% 4/8/16	EUR	2,500,000	3,595,717
Bundesschatzanweisungen
0.75% 9/14/12	EUR	2,780,000	3,735,212
1.75% 6/14/13	EUR	220,709	301,748
Deutschland Republic
3.25% 7/4/21	EUR	3,850,000	5,786,324
3.50% 7/4/19	EUR	970,000	1,478,524
3.75% 1/4/17	EUR	1,710,000	2,587,900
			21,447,172
Hungary – 1.44%
Hungary Government Bonds
5.50% 2/12/14	HUF	57,400,000	253,473
5.50% 2/12/16	HUF	40,900,000	173,817
6.50% 6/24/19	HUF	37,300,000	155,292
6.75% 2/12/13	HUF	29,700,000	135,805
6.75% 8/22/14	HUF	169,600,000	767,892
6.75% 2/24/17	HUF	37,800,000	166,199
6.75% 11/24/17	HUF	139,800,000	609,291
7.00% 6/24/22	HUF	23,200,000	97,889
7.50% 10/24/13	HUF	23,200,000	107,530
7.50% 11/12/20	HUF	2,600,000	11,449
8.00% 2/12/15	HUF	26,700,000	124,996
≠Hungary Treasury Bills 0.092% 8/22/12	HUF	47,000,000	203,696
Republic of Hungary
3.875% 2/24/20	EUR	490,000	538,251
5.75% 6/11/18	EUR	350,000	453,622
6.00% 1/11/19	EUR	200,000	256,587
6.25% 1/29/20		1,070,000	1,043,251
6.375% 3/29/21		1,870,000	1,828,861
			6,927,901
Indonesia – 2.02%
Indonesia Government
10.00% 9/15/24	IDR	25,030,000,000	3,515,824
10.00% 2/15/28	IDR	7,040,000,000	997,602
12.80% 6/15/21	IDR	29,990,000,000	4,815,459
≠Indonesia Treasury Bill 4.50% 9/14/12	IDR	3,626,000,000	394,221
			9,723,106
Ireland – 0.53%
Irish Government
4.00% 1/15/14	EUR	377,000	479,778
4.40% 6/18/19	EUR	143,000	161,717
4.50% 10/18/18	EUR	74,000	84,719
4.50% 4/18/20	EUR	54,000	60,266
4.60% 4/18/16	EUR	225,000	279,145
5.00% 4/18/13	EUR	221,000	290,693
5.00% 10/18/20	EUR	177,000	200,021
5.40% 3/13/25	EUR	532,000	597,214
5.90% 10/18/19	EUR	329,000	395,730
			2,549,283
Israel – 1.89%
Israel Government Bond-Shahar
3.50% 9/30/13	ILS	5,591,000	1,516,304
4.00% 3/30/12	ILS	1,955,000	528,847
5.00% 3/31/13	ILS	530,000	146,688
≠Israel Treasury Bills-Makam
2.299% 11/2/11	ILS	1,240,000	332,779
2.349% 10/5/11	ILS	1,436,000	386,191
2.35% 1/4/12	ILS	3,095,000	826,610
2.392% 12/7/11	ILS	4,030,000	1,078,267
3.095% 2/1/12	ILS	2,045,000	544,834
3.201% 4/4/12	ILS	3,640,000	964,969
3.208% 2/29/12	ILS	565,000	150,215
3.408% 5/2/12	ILS	10,030,000	2,653,983
			9,129,687
Japan – 14.44%
Development Bank of Japan
1.60% 6/20/14	JPY	240,000,000	3,218,153
2.30% 3/19/26	JPY	70,000,000	1,003,921
Japan Finance Organization for Municipalities 1.55% 2/21/12	JPY	190,000,000	2,474,996
Japan Government 10 Yr Bonds
0.50% 6/20/13	JPY	850,000,000	11,089,100
1.40% 9/20/13	JPY	800,000,000	10,629,846
1.50% 9/20/18	JPY	770,000,000	10,594,733
1.70% 3/20/17	JPY	402,000,000	5,568,646
Japan Government 20 Yr Bonds
1.90% 3/22/21	JPY	800,000,000	11,273,755
2.00% 9/20/25	JPY	385,500,000	5,380,576
2.10% 9/20/24	JPY	550,000,000	7,801,543
Japan Government 30 Yr Bond 2.40% 12/20/34	JPY	40,000,000	574,961
			69,610,230
Malaysia – 5.66%
≠Bank Negara Malaysia Monetary Notes
2.699% 1/31/12	MYR	10,000	3,106
2.70% 10/20/11	MYR	200,000	62,647
2.731% 11/24/11	MYR	1,400,000	437,290
2.739% 10/18/11	MYR	270,000	84,554
2.739% 3/8/12	MYR	1,230,000	380,854
2.74% 1/3/12	MYR	300,000	93,397
2.75% 10/4/11	MYR	35,000	10,977
2.75% 10/11/11	MYR	14,360,000	4,501,443
2.75% 10/25/11	MYR	60,000	18,786
2.75% 12/1/11	MYR	15,000	4,683
2.75% 12/15/11	MYR	5,000	1,559
2.75% 2/21/12	MYR	5,000	1,550
2.78% 1/19/12	MYR	4,430,000	1,377,296
2.80% 11/10/11	MYR	50,000	15,636
2.80% 11/17/11	MYR	30,000	9,376
2.80% 12/29/11	MYR	10,000	3,114
2.80% 1/26/12	MYR	140,000	43,500
2.80% 3/1/12	MYR	15,000	4,647
2.801% 12/22/11	MYR	20,000	6,232
2.919% 4/19/12	MYR	600,000	185,262
2.946% 11/3/11	MYR	1,270,000	397,382
3.246% 11/3/11	MYR	1,210,000	378,007
Malaysian Government
2.509% 8/27/12	MYR	22,760,000	7,115,055
2.711% 2/14/12	MYR	95,000	29,807
3.21% 5/31/13	MYR	8,590,000	2,700,320
3.461% 7/31/13	MYR	1,730,000	546,070
3.70% 5/15/13	MYR	460,000	145,721
3.702% 2/25/13	MYR	13,809,000	4,371,028
3.718% 6/15/12	MYR	9,134,000	2,883,918
≠Malaysia Treasury Bills
2.75% 2/24/12	MYR	10,000	3,100
2.78% 12/23/11	MYR	4,690,000	1,461,352
			27,277,669
Mexico – 3.41%
Mexican Bonos
6.50% 6/10/21	MXN	47,700,000	3,454,951
7.00% 6/19/14	MXN	5,990,000	456,807
7.50% 6/21/12	MXN	910,000	67,139
7.75% 12/14/17	MXN	24,000,000	1,927,317
8.00% 12/19/13	MXN	43,376,000	3,339,220
8.50% 12/13/18	MXN	25,900,000	2,144,693
9.00% 12/20/12	MXN	8,370,000	635,147
9.00% 6/20/13	MXN	42,910,000	3,313,856
9.50% 12/18/14	MXN	13,580,000	1,109,547
			16,448,677
Netherlands – 1.19%
Netherlands Government Bond 7.50% 1/15/23	EUR	2,850,000	5,743,688
			5,743,688
Norway – 3.14%
Eksportfinans 1.60% 3/20/14	JPY	485,000,000	6,491,775
≠Norway Treasury Bills
1.139% 12/21/11	NOK	7,640,000	1,296,750
2.547% 3/21/12	NOK	43,570,000	7,360,369
			15,148,894
Peru – 0.04%
Peru Government 7.84% 8/12/20	PEN	427,000	174,664
			174,664
Philippines – 1.08%
Philippine Government Bonds
5.25% 9/24/12	PHP	11,190,000	265,019
5.25% 1/7/13	PHP	14,700,000	350,247
5.75% 2/21/12	PHP	28,380,000	657,254
6.25% 1/27/14	PHP	78,100,000	1,905,807
8.75% 3/3/13	PHP	38,010,000	949,883
≠Philippine Treasury Bills
0.785% 9/5/12	PHP	1,720,000	38,788
1.196% 8/22/12	PHP	6,810,000	152,418
1.887% 11/29/11	PHP	4,820,000	109,686
1.906% 11/16/11	PHP	6,300,000	143,502
1.98% 1/11/12	PHP	4,580,000	103,987
2.188% 3/21/12	PHP	2,500,000	56,624
2.287% 3/7/12	PHP	7,570,000	171,253
2.386% 7/11/12	PHP	820,000	18,523
2.465% 2/22/12	PHP	3,350,000	75,945
2.509% 10/19/11	PHP	490,000	11,190
2.583% 2/8/12	PHP	9,570,000	217,052
			5,227,178
Poland – 6.91%
Poland Government Bonds
^0.161% 10/25/12	PLN	6,540,000	1,886,126
^0.276% 1/25/13	PLN	22,264,000	6,348,823
^4.425% 1/25/12	PLN	510,000	151,882
^4.646% 7/25/12	PLN	1,355,000	394,698
^4.655% 7/25/13	PLN	6,695,000	1,872,441
4.75% 4/25/12	PLN	9,236,000	2,792,638
5.00% 10/24/13	PLN	1,750,000	533,825
5.25% 4/25/13	PLN	2,125,000	650,800
5.25% 10/25/17	PLN	14,000,000	4,167,092
5.25% 10/25/20	PLN	23,000,000	6,659,800
5.50% 10/25/19	PLN	17,850,000	5,290,258
5.75% 4/25/14	PLN	4,600,000	1,423,954
6.25% 10/24/15	PLN	1,300,000	407,988
Republic of Poland 6.375% 7/15/19		680,000	749,700
			33,330,025
Qatar – 0.08%
#Qatar Government International Bond 144A 6.55% 4/9/19		340,000	406,300
			406,300
Republic of Iraq – 0.05%
#Republic of Iraq 144A 5.80% 1/15/28		320,000	257,600
			257,600
Republic of Korea – 7.01%
Korea Treasury Bonds
3.00% 12/10/13	KRW	11,144,650,000	9,333,801
3.75% 6/10/13	KRW	6,944,500,000	5,901,484
4.00% 6/10/12	KRW	6,489,000,000	5,514,293
4.25% 12/10/12	KRW	8,122,000,000	6,936,784
4.75% 12/10/11	KRW	3,850,000,000	3,267,614
5.25% 3/10/13	KRW	3,021,000,000	2,618,208
Republic of Korea 7.125% 4/16/19		170,000	206,610
			33,778,794
Republic of Lithuania – 0.47%
#Lithuania Government International Bonds 144A
6.125% 3/9/21		440,000	433,400
6.75% 1/15/15		660,000	688,875
7.375% 2/11/20		1,060,000	1,142,150
			2,264,425
Republic of Vietnam – 0.16%
#Republic of Vietnam 144A 6.75% 1/29/20		760,000	748,600
			748,600
Russia – 0.55%
Russian-Eurobond
7.50% 3/31/30		321,475	362,039
#144A 7.50% 3/31/30		2,015,450	2,273,689
			2,635,728
Singapore – 1.44%
Singapore Government Bonds
1.625% 4/1/13	SGD	3,220,000	2,520,158
2.50% 10/1/12	SGD	440,000	344,360
2.625% 4/1/12	SGD	3,500,000	2,709,660
≠Singapore Treasury Bills
0.067% 5/2/12	SGD	360,000	275,056
0.148% 11/3/11	SGD	830,000	634,901
0.151% 10/20/11	SGD	200,000	152,999
0.151% 10/27/11	SGD	400,000	305,988
			6,943,122
Slovakia – 0.51%
Slovakia Government Bond 4.90% 2/11/14	EUR	1,749,324	2,469,820
			2,469,820
Slovenia – 0.94%
Republic of Slovenia 4.375% 2/6/19	EUR	3,400,000	4,505,905
			4,505,905
South Africa – 0.37%
South Africa Government International Bonds
4.50% 4/5/16	EUR	150,000	203,703
5.25% 5/16/13	EUR	130,000	179,944
5.50% 3/9/20		560,000	615,300
6.875% 5/27/19		660,000	788,700
			1,787,647
Sweden – 5.15%
Kommuninvest I Sverige 1.75% 10/8/12	SEK	2,480,000	361,149
Sweden Government Bonds
1.50% 8/30/13	SEK	17,180,000	2,517,913
5.50% 10/8/12	SEK	132,585,000	20,158,352
≠Swedish Treasury Bill 1.83% 12/21/11	SEK	12,260,000	1,780,298
			24,817,712
Ukraine – 0.45%
#Financing of Infrastrucural Projects State Enterprise 144A 7.40% 4/20/18		200,000	176,660
#Ukraine Government International Bonds 144A
4.95% 10/13/15	EUR	100,000	113,001
6.25% 6/17/16		200,000	178,250
7.75% 9/23/20		100,000	90,500
7.95% 2/23/21		1,650,000	1,501,500
7.65% 6/11/13		100,000	96,750
			2,156,661
United Arab Emirates – 0.09%
#Abu Dhabi Government International Bond 144A 6.75% 4/8/19		350,000	420,875
			420,875
United Kingdom – 1.92%
United Kingdom Gilt
3.25% 12/7/11	GBP	2,011,000	3,150,840
5.00% 3/7/12	GBP	1,708,000	2,713,936
5.25% 6/7/12	GBP	2,109,000	3,392,183
			9,256,959
Venezuela – 0.06%
Venezuela Government International Bond 10.75% 9/19/13		300,000	296,250
			296,250
Total Sovereign Bonds (Cost $384,918,124)			381,378,354

Supranational Banks – 6.18%
Asian Development Bank 2.35% 6/21/27	JPY	400,000,000	5,711,459
Corporation Andina de Fomento 8.125% 6/4/19		270,000	332,662
European Investment Bank
1.40% 6/20/17	JPY	859,000,000	11,655,548
5.375% 7/16/12	NOK	3,000,000	521,916
Nordic Investment Bank 1.70% 4/27/17	JPY	840,000,000	11,585,323
Total Supranational Banks (Cost $26,188,037)			29,806,908
Short-Term Investments – 3.44%
≠Discount Note – 0.45%
Federal Home Loan Bank 0.001% 10/3/11		2,175,000	2,175,000
			2,175,000
		Number of
		Shares
Money Market Mutual Fund – 2.99%
Dreyfus Treasury & Agency Cash Management Fund		14,391,586	14,391,586
			14,391,586
Total Short-Term Investments (Cost $16,566,585)			16,566,586

Total Value of Securities – 98.29%
(Cost $471,953,361)			473,839,558
Receivables and Other Assets Net of Other Liabilities – 1.71%			8,230,712
Net Assets Applicable to 41,730,411 Shares Outstanding – 100.00%			$482,070,270

¡Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

AUD – Australian Dollar
BRL – Brazilian Real
CLP – Chilean Peso
EGP – Egyptian Pound
EUR – European Monetary Unit
GBP – British Pound Sterling
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli Shekel
INR – Indian Rupee
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Kroner
PEN – Peruvian Sol
PHP – Philippine Peso
PLN –Polish Zloty
SEK – Swedish Krona
SGD – Singapore Dollar
USD – United States Dollar

∆Securities have been classified by country of origin.
•Variable rate security. The rate shown is the rate as of September 30, 2011. Interest rates reset periodically.
≠The rate shown is the effective yield at the time of purchase.
^Zero coupon security. The rate shown is the yield at the time of purchase.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2011, the aggregate amount of Rule 144A securities was $8,528,150, which represented 1.77% of the Fund's net assets. See Note 4 in "Notes."

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
CITI – Citigroup Global Markets
CSFB – Credit Suisse First Boston
DB – Deutsche Bank
HSBC – Hong Kong Shanghai Bank
JPMC – JPMorgan Chase Bank
MNB – Mellon National Bank
MSC – Morgan Stanley Capital
O.A.T – Obligations Assimilables du Trésor
UBS – Union Bank of Switzerland
Yr – Year

1The following foreign currency exchange contracts and foreign cross currency exchange contracts were outstanding at September 30, 2011:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to		In Exchange		Settlement	Appreciation
Counterparty	Receive (Deliver)		For		Date	(Depreciation)
BAML	CLP	18,760,000	USD	(37,629)	12/6/11	$(1,480)
BAML	CLP	28,210,000	USD	(56,522)	12/7/11	(2,160)
BAML	JPY	(32,332,000)	USD	390,483	11/28/11	(29,065)
BCLY	AUD	161,000	JPY	(12,767,300)	2/9/12	(12,362)
BCLY	CLP	64,000,000	USD	(129,870)	2/13/12	(6,249)
BCLY	CLP	115,300,000	USD	(234,875)	2/29/12	(12,068)
BCLY	CLP	57,700,000	USD	(117,372)	3/1/12	(5,869)
BCLY	EUR	(767,000)	USD	1,069,965	10/26/11	42,696
BCLY	EUR	(395,000)	USD	521,953	12/12/11	(7,016)
BCLY	EUR	(108,000)	USD	146,448	2/10/12	1,819
BCLY	EUR	(60,000)	USD	88,204	5/7/12	7,852
BCLY	EUR	(268,000)	USD	375,495	7/19/12	16,566
BCLY	EUR	(59,984)	USD	85,417	7/31/12	5,081
BCLY	EUR	(48,730)	USD	69,060	8/1/12	3,796
BCLY	EUR	(48,862)	USD	69,663	8/2/12	4,222
BCLY	EUR	(258,114)	USD	366,677	8/6/12	20,983
BCLY	EUR	(1,959,000)	USD	2,814,798	8/20/12	191,065
BCLY	EUR	(94,089)	USD	135,300	8/23/12	9,284
BCLY	EUR	(156,915)	USD	225,110	8/24/12	14,950
BCLY	EUR	(263,450)	USD	379,212	8/27/12	26,365
BCLY	EUR	(217,446)	USD	297,476	9/1/12	6,242
BCLY	EUR	(97,013)	USD	136,216	9/10/12	6,282
BCLY	EUR	(94,794)	USD	132,522	9/12/12	5,560
BCLY	EUR	(270,158)	USD	369,529	9/14/12	7,692
BCLY	GBP	46,757	USD	(73,541)	1/27/12	(719)
BCLY	GBP	3,813	USD	(6,012)	2/1/12	(74)
BCLY	GBP	227,151	USD	(361,938)	2/14/12	(8,214)
BCLY	GBP	534,003	USD	(848,232)	3/30/12	(16,984)
BCLY	JPY	(5,297,000)	USD	65,533	11/10/11	(3,184)
BCLY	JPY	(12,889,000)	USD	160,711	11/14/11	(6,505)
BCLY	JPY	(37,115,000)	USD	451,230	11/17/11	(30,303)
BCLY	JPY	(41,691,000)	USD	502,786	11/21/11	(38,149)
BCLY	JPY	(47,109,000)	USD	568,881	11/29/11	(42,426)
BCLY	JPY	(24,430,094)	USD	294,378	12/28/11	(22,798)
BCLY	JPY	(30,700,000)	USD	371,221	1/10/12	(27,448)
BCLY	JPY	(35,290,000)	USD	427,240	1/13/12	(31,059)
BCLY	JPY	(49,760,000)	USD	604,911	1/26/12	(41,453)
BCLY	JPY	(11,394,000)	USD	149,665	8/10/12	1,048
BCLY	JPY	(34,125,000)	USD	447,453	8/27/12	2,173
BCLY	JPY	(26,900,000)	USD	353,018	8/30/12	1,990
BCLY	SGD	135,752	USD	(106,567)	2/9/12	(2,596)
BCLY	SGD	394,000	USD	(308,379)	2/17/12	(6,570)
CITI	AUD	161,000	JPY	(12,775,350)	2/9/12	(12,466)
CITI	EUR	(126,500)	USD	171,044	1/27/12	1,641
CITI	EUR	(45,000)	USD	60,791	2/8/12	529
CITI	EUR	(114,169)	USD	160,288	8/8/12	7,380
CITI	EUR	(32,800)	USD	46,151	8/9/12	2,222
CITI	GBP	46,705	USD	(73,807)	1/24/12	(1,064)
CITI	GBP	30,730	USD	(48,608)	2/1/12	(749)
CITI	JPY	(105,000,000)	USD	1,296,264	10/26/11	(65,566)
CITI	JPY	(5,392,769)	USD	66,710	11/8/11	(3,247)
CITI	JPY	(11,693,000)	USD	141,288	11/29/11	(10,445)
CITI	JPY	(24,520,467)	USD	295,321	12/28/11	(23,028)
CITI	JPY	(15,350,000)	USD	185,727	1/10/12	(13,607)
CITI	JPY	(34,641,000)	USD	431,175	3/19/12	(19,220)
CITI	JPY	(25,100,000)	USD	305,773	4/20/12	(20,792)
CITI	JPY	(36,565,000)	USD	454,941	5/10/12	(21,005)
CITI	JPY	(22,764,000)	USD	299,684	8/23/12	2,675
CITI	PHP	2,550,000	USD	(57,656)	10/11/11	624
CSFB	EUR	(82,000)	USD	120,212	5/7/12	10,398
CSFB	EUR	(784,000)	USD	1,125,981	8/20/12	75,952
CSFB	EUR	(790,000)	USD	1,066,105	9/15/12	8,016
CSFB	GBP	320,228	USD	(508,938)	4/2/12	(10,472)
CSFB	JPY	(170,648,500)	USD	2,090,000	5/29/12	(132,187)
CSFB	JPY	(22,597,000)	USD	296,977	8/23/12	2,147
CSFB	SGD	1,390,000	USD	(1,082,133)	3/26/12	(16,592)
DB	AUD	161,000	JPY	(12,779,858)	2/9/12	(12,525)
DB	AUD	1,520,000	USD	(1,534,136)	9/13/12	(113,089)
DB	CLP	24,670,000	USD	(49,518)	12/6/11	(1,981)
DB	CLP	376,500,000	USD	(780,311)	1/4/12	(53,851)
DB	CLP	35,450,000	USD	(69,916)	1/9/12	(1,505)
DB	CLP	49,800,000	USD	(98,217)	1/10/12	(2,112)
DB	CLP	35,800,000	USD	(72,609)	2/7/12	(3,470)
DB	CLP	64,100,000	USD	(130,232)	2/10/12	(6,427)
DB	CLP	63,300,000	USD	(129,078)	2/14/12	(6,806)
DB	CLP	54,420,000	USD	(112,531)	2/21/12	(7,392)
DB	CLP	36,980,000	USD	(76,399)	2/23/12	(4,950)
DB	CLP	45,700,000	USD	(94,414)	2/27/12	(6,107)
DB	CLP	45,700,000	USD	(94,414)	2/29/12	(6,103)
DB	CLP	10,100,000	USD	(20,566)	3/1/12	(1,048)
DB	CLP	10,100,000	USD	(20,566)	3/2/12	(1,048)
DB	CLP	595,612,500	USD	(1,223,777)	5/9/12	(71,425)
DB	EUR	(672,703)	NOK	5,550,000	11/28/11	41,809
DB	EUR	(579,136)	NOK	4,605,000	2/9/12	4,065
DB	EUR	(523,923)	PLN	2,120,000	1/5/12	(67,772)
DB	EUR	(906,648)	PLN	1,298,474	8/16/12	(79,136)
DB	EUR	(356,992)	PLN	1,518,347	8/22/12	(30,113)
DB	EUR	(232,087)	PLN	989,851	9/6/12	(18,981)
DB	EUR	(316,403)	PLN	1,358,000	9/10/12	(23,436)
DB	EUR	(959,444)	PLN	4,140,000	9/12/12	(64,678)
DB	EUR	(1,133,724)	SEK	10,250,000	9/12/12	(43,022)
DB	EUR	(1,140,118)	SEK	10,250,000	9/13/12	(51,629)
DB	EUR	(775,000)	USD	1,079,532	10/27/11	41,557
DB	EUR	(50,000)	USD	68,538	10/31/11	1,573
DB	EUR	(187,000)	USD	258,556	11/3/11	8,111
DB	EUR	(143,000)	USD	199,382	11/7/11	7,868
DB	EUR	(875,000)	USD	1,168,781	11/28/11	(2,991)
DB	EUR	(400,000)	USD	520,500	12/2/11	(15,165)
DB	EUR	(1,350,000)	USD	1,805,355	12/16/11	(2,513)
DB	EUR	(3,987,821)	USD	5,292,636	1/3/12	(47,693)
DB	EUR	(758,000)	USD	1,010,452	1/5/12	(4,631)
DB	EUR	(630,613)	USD	817,139	1/11/12	(27,353)
DB	EUR	(123,000)	USD	163,074	1/18/12	(1,643)
DB	EUR	(105,000)	USD	141,418	2/9/12	807
DB	EUR	(108,000)	USD	146,011	2/14/12	1,382
DB	EUR	(115,000)	USD	154,309	2/17/12	306
DB	EUR	(471,000)	USD	641,770	2/27/12	11,027
DB	EUR	(291,430)	USD	398,239	2/29/12	7,969
DB	EUR	(135,300)	USD	184,475	3/1/12	3,287
DB	EUR	(136,000)	USD	185,871	3/5/12	3,746
DB	EUR	(3,150,388)	USD	4,337,134	3/12/12	118,274
DB	EUR	(269,000)	USD	376,495	3/26/12	16,262
DB	EUR	(371,000)	USD	521,162	4/4/12	24,333
DB	EUR	(249,000)	USD	348,511	4/5/12	15,058
DB	EUR	(384,000)	USD	540,826	4/10/12	26,584
DB	EUR	(7,360,000)	USD	10,503,456	4/16/12	647,110
DB	EUR	(193,000)	USD	272,873	4/23/12	14,410
DB	EUR	(97,000)	USD	141,872	5/7/12	11,970
DB	EUR	(60,000)	USD	86,565	5/9/12	6,213
DB	EUR	(606,438)	USD	857,388	5/11/12	45,243
DB	EUR	(124,000)	USD	173,718	5/18/12	7,655
DB	EUR	(181,000)	USD	252,890	5/21/12	10,492
DB	EUR	(80,070)	USD	114,587	6/6/12	7,355
DB	EUR	(207,300)	USD	298,543	6/7/12	20,919
DB	EUR	(952,600)	USD	1,373,929	6/11/12	98,167
DB	EUR	(396,000)	USD	568,141	6/13/12	37,801
DB	EUR	(82,000)	USD	117,167	6/14/12	7,348
DB	EUR	(228,000)	USD	319,437	7/16/12	14,081
DB	EUR	(357,000)	USD	500,760	7/18/12	22,636
DB	EUR	(196,000)	USD	273,391	7/20/12	10,890
DB	EUR	(268,385)	USD	376,955	7/23/12	17,510
DB	EUR	(39,900)	USD	56,764	7/25/12	3,326
DB	EUR	(9,978)	USD	14,203	7/27/12	839
DB	EUR	(703,800)	USD	995,273	8/6/12	52,669
DB	EUR	(685,800)	USD	965,092	8/8/12	46,594
DB	EUR	(519,000)	USD	734,911	8/9/12	39,809
DB	EUR	(203,000)	USD	286,898	8/10/12	15,017
DB	EUR	(385,000)	USD	545,283	8/13/12	29,646
DB	EUR	(784,000)	USD	1,124,232	8/20/12	74,203
DB	EUR	(94,859)	USD	135,800	8/29/12	8,752
DB	EUR	(4,453)	USD	6,440	8/31/12	476
DB	EUR	(339,000)	USD	463,542	9/2/12	9,506
DB	EUR	(1,140,118)	USD	1,547,659	9/5/12	20,653
DB	EUR	(51,000)	USD	72,360	9/6/12	4,053
DB	EUR	(112,000)	USD	156,667	9/10/12	6,660
DB	EUR	(470,000)	USD	641,987	9/11/12	12,494
DB	EUR	(4,516,000)	USD	6,118,175	9/15/12	69,655
DB	GBP	36,894	USD	(58,704)	1/26/12	(1,243)
DB	GBP	266,227	USD	(424,116)	3/29/12	(9,694)
DB	GBP	2,090,000	USD	(3,344,627)	9/12/12	(95,572)
DB	HUF	152,100,000	USD	(693,567)	9/15/12	(20,417)
DB	IDR	764,000,000	USD	(79,593)	3/26/12	5,741
DB	IDR	817,000,000	USD	(83,602)	9/15/12	5,321
DB	INR	7,442,000	USD	(160,215)	10/26/11	(9,001)
DB	INR	15,716,000	USD	(338,124)	10/27/11	(18,839)
DB	INR	198,968,000	USD	(4,180,000)	5/29/12	(204,009)
DB	INR	3,790,000	USD	(80,215)	8/24/12	(4,743)
DB	INR	2,680,000	USD	(56,470)	9/6/12	(3,130)
DB	JPY	(29,985,000)	USD	366,302	11/16/11	(22,720)
DB	JPY	(28,991,000)	USD	346,409	12/1/11	(29,803)
DB	JPY	(15,400,000)	USD	186,258	1/12/12	(13,733)
DB	JPY	(41,390,576)	USD	504,106	1/26/12	(33,542)
DB	JPY	(5,937,630)	USD	72,278	2/15/12	(4,877)
DB	JPY	(24,447,000)	USD	304,094	5/11/12	(14,126)
DB	JPY	(11,408,000)	USD	149,831	8/10/12	1,031
DB	JPY	(13,955,000)	USD	182,655	8/20/12	592
DB	JPY	(11,260,000)	USD	148,477	8/23/12	1,565
DB	JPY	(23,347,000)	USD	307,230	8/27/12	2,587
DB	KRW	1,022,000,000	USD	(868,235)	12/27/11	(6,762)
DB	MYR	347,000	USD	(109,295)	3/26/12	(988)
DB	MYR	66,000	USD	(20,681)	9/15/12	(164)
DB	PHP	19,386,000	USD	(441,467)	10/28/11	1,139
DB	PHP	5,560,000	USD	(129,239)	11/4/11	(2,338)
DB	PHP	10,300,000	USD	(239,246)	11/14/11	(4,253)
DB	PHP	46,600,000	USD	(1,059,019)	1/10/12	1,502
DB	PHP	2,265,000	USD	(50,836)	1/18/12	695
DB	PHP	1,417,000	USD	(31,907)	1/19/12	329
DB	PHP	7,500,000	USD	(168,763)	2/3/12	1,761
DB	PHP	6,490,000	USD	(149,024)	8/31/12	(2,714)
DB	PHP	7,760,000	USD	(178,186)	9/1/12	(3,253)
DB	PHP	6,370,000	USD	(146,353)	9/5/12	(2,778)
DB	PHP	5,097,000	USD	(117,092)	9/6/12	(2,214)
DB	PHP	1,518,000	USD	(34,777)	9/9/12	(568)
DB	PHP	7,168,000	USD	(164,170)	9/10/12	(2,642)
DB	PHP	5,895,000	USD	(132,487)	9/15/12	328
DB	PLN	4,423,066	USD	(1,541,030)	7/31/12	(234,552)
DB	SGD	484,000	USD	(379,001)	2/7/12	(8,323)
DB	SGD	963,000	USD	(757,215)	2/8/12	(19,673)
DB	SGD	592,000	USD	(463,053)	2/17/12	(9,574)
DB	SGD	800,000	USD	(625,846)	2/24/12	(12,952)
DB	SGD	499,000	USD	(391,342)	2/27/12	(9,027)
DB	SGD	499,000	USD	(390,845)	2/29/12	(8,516)
DB	SGD	731,900	USD	(573,738)	3/19/12	(12,756)
DB	SGD	788,000	USD	(614,713)	3/21/12	(10,708)
DB	SGD	1,296,568	USD	(1,040,000)	5/29/12	(45,184)
HSBC	EUR	(94,000)	USD	129,908	3/8/12	4,027
HSBC	EUR	(461,000)	USD	647,714	4/10/12	30,357
HSBC	EUR	(375,000)	USD	537,405	4/16/12	35,213
HSBC	EUR	(520,000)	USD	698,558	9/15/12	2,094
HSBC	IDR	1,992,000,000	USD	(212,821)	9/5/12	4,312
HSBC	INR	7,616,000	USD	(164,244)	10/26/11	(9,495)
HSBC	INR	11,346,000	USD	(245,425)	10/27/11	(14,921)
HSBC	INR	15,600,000	USD	(323,786)	2/6/12	(10,318)
HSBC	INR	6,800,000	USD	(141,284)	2/7/12	(4,652)
HSBC	INR	11,200,000	USD	(232,897)	2/8/12	(7,870)
HSBC	INR	90,817,000	USD	(1,908,722)	5/10/12	(92,531)
HSBC	INR	40,597,250	USD	(860,142)	8/24/12	(51,715)
HSBC	JPY	(7,824,000)	USD	94,653	11/17/11	(6,856)
HSBC	JPY	(15,410,000)	USD	186,754	1/12/12	(13,367)
HSBC	JPY	(35,560,000)	USD	430,837	1/13/12	(30,968)
HSBC	JPY	(53,562,442)	USD	653,519	1/27/12	(42,249)
HSBC	JPY	(19,870,000)	USD	242,731	2/10/12	(15,441)
HSBC	JPY	(36,590,000)	USD	441,562	2/22/12	(33,955)
HSBC	JPY	(53,500,000)	USD	658,462	3/1/12	(36,912)
HSBC	JPY	(51,004,000)	USD	669,225	8/20/12	3,805
HSBC	JPY	(39,672,000)	USD	520,459	8/27/12	2,800
HSBC	KRW	1,025,000,000	USD	(867,938)	9/15/12	(3,437)
HSBC	MXN	40,878,200	USD	(3,178,833)	9/4/12	(317,018)
HSBC	MYR	165,000	USD	(51,948)	3/26/12	(448)
HSBC	MYR	249,000	USD	(78,130)	9/15/12	(724)
HSBC	PHP	5,206,000	USD	(115,519)	10/4/11	3,514
HSBC	PHP	7,762,000	USD	(173,422)	10/5/11	4,043
HSBC	PHP	5,107,000	USD	(115,155)	10/11/11	1,565
HSBC	PHP	2,531,000	USD	(57,011)	10/13/11	828
HSBC	PHP	5,502,000	USD	(124,700)	10/19/11	987
HSBC	PHP	5,502,000	USD	(124,559)	10/26/11	1,074
HSBC	PHP	8,500,000	USD	(193,578)	10/27/11	499
HSBC	PHP	5,670,000	USD	(129,157)	10/28/11	296
HSBC	PHP	11,080,000	USD	(251,990)	10/31/11	939
HSBC	PHP	2,230,000	USD	(50,701)	1/17/12	35
HSBC	PHP	3,971,000	USD	(89,146)	1/18/12	1,198
HSBC	PHP	5,502,000	USD	(122,185)	1/26/12	2,951
HSBC	PHP	4,700,000	USD	(105,683)	2/3/12	1,179
HSBC	PHP	4,000,000	USD	(90,395)	2/6/12	540
HSBC	PHP	22,500,000	USD	(513,766)	9/15/12	(6,840)
HSBC	SGD	484,000	USD	(379,049)	2/7/12	(8,371)
HSBC	SGD	485,100	USD	(380,930)	2/13/12	(9,366)
HSBC	SGD	349,300	USD	(274,290)	2/14/12	(6,737)
HSBC	SGD	592,000	USD	(463,068)	2/17/12	(9,588)
HSBC	SGD	837,000	USD	(655,977)	3/19/12	(14,439)
HSBC	SGD	630,000	USD	(492,015)	3/21/12	(9,118)
JPMC	CLP	61,100,000	USD	(125,430)	2/21/12	(7,385)
JPMC	CLP	103,600,000	USD	(215,049)	2/22/12	(14,889)
JPMC	CLP	66,100,000	USD	(136,148)	2/28/12	(8,420)
JPMC	CLP	61,600,000	USD	(123,633)	3/21/12	(4,529)
JPMC	CLP	3,644,767,200	USD	(7,580,000)	9/12/12	(518,778)
JPMC	EUR	(107,000)	USD	143,123	2/16/12	(167)
JPMC	GBP	9,285	USD	(14,772)	1/27/12	(312)
JPMC	GBP	18,445	USD	(29,030)	1/30/12	(303)
JPMC	IDR	376,000,000	USD	(39,788)	12/27/11	2,619
JPMC	IDR	2,642,000,000	USD	(291,773)	3/19/12	3,547
JPMC	IDR	382,000,000	USD	(39,792)	3/26/12	2,875
JPMC	IDR	1,733,000,000	USD	(182,421)	8/25/12	6,788
JPMC	IDR	2,265,000,000	USD	(243,156)	9/1/12	3,880
JPMC	IDR	6,934,000,000	USD	(744,733)	9/5/12	11,088
JPMC	IDR	2,037,000,000	USD	(212,742)	9/11/12	9,098
JPMC	IDR	548,000,000	USD	(55,776)	9/15/12	3,869
JPMC	INR	47,060,000	USD	(987,411)	11/28/11	(35,844)
JPMC	INR	5,400,000	USD	(111,987)	2/6/12	(3,479)
JPMC	INR	998,000	USD	(21,476)	7/19/12	(1,574)
JPMC	JPY	(14,973,000)	USD	182,977	11/16/11	(11,281)
JPMC	JPY	(24,468,902)	USD	296,798	12/28/11	(20,882)
JPMC	JPY	(6,970,000)	USD	84,917	2/15/12	(5,653)
JPMC	JPY	(4,060,000)	USD	49,081	2/16/12	(3,676)
JPMC	JPY	(36,600,000)	USD	441,469	2/23/12	(34,186)
JPMC	JPY	(53,600,000)	USD	659,449	3/1/12	(37,225)
JPMC	JPY	(11,418,000)	USD	149,362	8/20/12	398
JPMC	JPY	(22,716,000)	USD	297,778	8/24/12	1,389
JPMC	JPY	(27,309,000)	USD	359,093	8/27/12	2,752
JPMC	JPY	(11,285,000)	USD	147,893	8/31/12	628
JPMC	JPY	(5,819,000)	USD	76,667	9/15/12	705
JPMC	PHP	7,297,000	USD	(164,662)	10/13/11	2,090
JPMC	PHP	3,704,000	USD	(84,379)	10/17/11	244
JPMC	PHP	2,879,000	USD	(64,883)	10/21/11	876
JPMC	PHP	2,949,000	USD	(66,868)	10/26/11	470
JPMC	PHP	13,904,000	USD	(315,821)	1/13/12	569
JPMC	PHP	5,656,000	USD	(125,731)	1/19/12	2,943
JPMC	PHP	2,900,000	USD	(65,315)	2/7/12	610
JPMC	PHP	2,050,000	USD	(46,997)	9/15/12	(810)
JPMC	PHP	2,543,000	USD	(58,299)	9/16/12	(1,007)
JPMC	SGD	1,048,000	USD	(819,454)	3/19/12	(16,191)
MNB	CLP	600,075,000	USD	(1,242,391)	5/9/12	(81,405)
MNB	EUR	(12,151,626)	GBP	10,698,500	10/31/11	401,250
MNB	EUR	(51,000)	USD	69,784	9/13/12	1,477
MNB	EUR	(390,000)	USD	529,230	9/15/12	6,882
MNB	GBP	140,080	USD	(221,841)	1/24/12	(3,668)
MSC	CLP	60,541,000	USD	(119,578)	1/9/12	(2,748)
MSC	CLP	126,200,000	USD	(248,694)	1/13/12	(5,132)
MSC	CLP	113,510,000	USD	(233,488)	2/14/12	(14,228)
MSC	CLP	205,490,000	USD	(426,771)	2/16/12	(29,818)
MSC	CLP	130,370,000	USD	(268,707)	2/27/12	(16,793)
MSC	CLP	81,300,000	USD	(165,885)	2/28/12	(8,784)
MSC	CLP	42,500,000	USD	(86,417)	3/12/12	(4,263)
MSC	CLP	64,400,000	USD	(132,639)	5/11/12	(8,039)
MSC	EUR	(98,077)	NOK	813,900	11/25/11	6,919
MSC	EUR	(150,342)	NOK	1,250,000	11/28/11	10,981
MSC	EUR	(2,930,005)	NOK	23,200,000	5/29/12	(13,847)
MSC	EUR	(331,586)	PLN	1,328,000	5/24/12	(50,521)
MSC	EUR	(267,000)	USD	369,381	3/8/12	11,827
MSC	EUR	(60,000)	USD	88,259	5/7/12	7,907
MSC	EUR	(146,000)	USD	204,400	7/5/12	8,867
MSC	EUR	(642,000)	USD	895,670	7/16/12	35,850
MSC	EUR	(1,139,000)	USD	1,587,253	7/20/12	61,806
MSC	EUR	(392,000)	USD	562,461	8/20/12	37,447
MSC	EUR	(390,000)	USD	529,844	9/15/12	7,496
MSC	GBP	27,865	USD	(43,866)	1/27/12	(468)
MSC	GBP	9,177	USD	(14,528)	1/31/12	(236)
MSC	GBP	35,380	USD	(55,770)	2/1/12	(670)
MSC	GBP	266,192	USD	(424,116)	3/29/12	(9,749)
MSC	JPY	(256,633,500)	USD	3,100,000	12/16/11	(231,174)
MSC	JPY	(52,074,000)	USD	637,279	2/10/12	(39,321)
MSC	JPY	(20,800,000)	USD	258,822	3/19/12	(11,615)
MSC	JPY	(328,879,680)	USD	3,940,000	4/16/12	(338,527)
MSC	JPY	(12,000,000)	USD	156,960	8/6/12	453
MSC	JPY	(9,000,000)	USD	118,213	8/10/12	821
MSC	SGD	1,389,200	USD	(1,082,260)	3/26/12	(17,332)
UBS	EUR	(207,447)	NOK	1,722,000	11/7/11	14,968
UBS	EUR	(372,653)	NOK	3,078,000	11/28/11	23,756
UBS	EUR	(110,303)	NOK	910,000	12/1/11	6,828
UBS	EUR	(290,960)	NOK	2,305,800	2/8/12	744
UBS	EUR	(405,195)	NOK	3,222,800	2/9/12	2,995
UBS	EUR	(170,000)	USD	232,574	10/5/11	4,850
UBS	EUR	(275,000)	USD	375,485	10/6/11	7,112
UBS	EUR	(270,000)	USD	375,689	10/12/11	14,030
UBS	EUR	(1,929,000)	USD	2,686,615	10/27/11	103,061
UBS	EUR	(658,000)	USD	851,732	1/11/12	(29,435)
UBS	EUR	(34,000)	USD	46,051	2/8/12	520
UBS	EUR	(107,000)	USD	143,184	2/16/12	(106)
UBS	EUR	(115,000)	USD	153,963	2/21/12	(40)
UBS	EUR	(353,000)	USD	488,393	3/8/12	15,671
UBS	EUR	(230,000)	USD	322,955	4/10/12	14,945
UBS	EUR	(566,000)	USD	806,875	4/12/12	48,904
UBS	EUR	(30,000)	USD	43,032	5/9/12	2,856
UBS	EUR	(3,385,000)	USD	4,794,717	5/11/12	261,504
UBS	EUR	(124,000)	USD	173,203	5/21/12	7,140
UBS	EUR	(1,630,646)	USD	2,293,830	5/24/12	110,035
UBS	EUR	(107,800)	USD	154,736	6/7/12	10,366
UBS	EUR	(1,130,000)	USD	1,597,312	6/29/12	83,944
UBS	EUR	(730,000)	USD	1,023,643	7/5/12	45,976
UBS	EUR	(730,000)	USD	1,022,621	7/16/12	44,944
UBS	EUR	(324,000)	USD	461,425	8/10/12	27,488
UBS	EUR	(251,705)	USD	345,012	8/25/12	7,896
UBS	JPY	(5,370,800)	USD	66,962	11/14/11	(2,716)
UBS	JPY	(11,961,000)	USD	145,264	11/17/11	(9,919)
UBS	JPY	(15,350,000)	USD	185,640	1/10/12	(13,695)
UBS	JPY	(28,070,000)	USD	339,979	1/13/12	(24,557)
UBS	JPY	(43,530,000)	USD	529,530	1/26/12	(35,909)
UBS	JPY	(59,700,000)	USD	734,372	3/1/12	(41,588)
UBS	JPY	(28,080,000)	USD	349,536	3/19/12	(15,553)
UBS	JPY	(60,393,560)	USD	747,695	3/23/12	(37,584)
UBS	JPY	(25,100,000)	USD	305,594	4/20/12	(20,971)
UBS	JPY	(36,547,000)	USD	454,621	5/11/12	(21,101)
UBS	JPY	(22,978,000)	USD	301,232	8/20/12	1,451
UBS	JPY	(31,894,000)	USD	419,479	8/27/12	3,310
						$(1,153,631)
The use of foreign currency exchange contracts and foreign cross currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Global Income Fund (Fund).

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2009–2010), and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$471,987,565
Aggregate unrealized appreciation	$22,049,427
Aggregate unrealized depreciation	(20,197,434)
Net unrealized appreciation	$1,851,993

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.  Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances.  The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$25,785,204	$-	$25,785,204
Foreign Debt	-	420,923,942	8,653,966	429,577,908
Municipal Bonds	-	1,909,860	-	1,909,860
Short-Term Investments	14,391,586	2,175,000	-	16,566,586
Total	$14,391,586	$450,794,006	$8,653,966	$473,839,558

Foreign Currency Exchange Contracts	$-	$(1,153,631)	$-	$(1,153,631)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Foreign Debt
Balance as of 12/31/10	$17,071,610
Purchases	4,728,025
Sales	(10,204,525)
Net realized gain	471,309
Transfers out of Level 3	(1,775,334)
Net change in unrealized
appreciation/depreciation	(1,637,119)
Balance as of 9/30/11	$8,653,966

Net change in unrealized
appreciation/depreciation
from investments
still held as of 9/30/11	$(1,228,053)

During the period ended September 30, 2011, the Fund had transfers out of Level 3 investments into Level 2 investments in the amount of $1,775,334, which was due to the Fund’s pricing vendor being able to supply matrix prices for investments that had been utilizing broker quoted prices.

During the period ended September 30, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

4. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investor Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities.  Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of September 30, 2011, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Schedule of Investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP Delaware Diversified Floating Rate Fund

September 30, 2011
		Principal	Value
		Amount¡	(U.S. $)
Agency Collateralized Mortgage Obligations – 4.32%
•Fannie Mae REMICs
Series 2005-106 QF 0.745% 12/25/35		3,608,433	$3,615,639
Series 2006-40 F 0.535% 5/25/36		559,682	557,621
•Freddie Mac REMICs
Series 3152 JF 0.679% 8/15/35		689,608	689,826
Series 3311 VF 0.469% 5/15/37		868,943	864,397
Series 3780 LF 0.629% 3/15/29		133,202	132,937
Series 3800 AF 0.729% 2/15/41		1,765,697	1,767,277
•GNMA Series 2010-46 MF 0.629% 5/16/34		801,243	801,631
Total Agency Collateralized Mortgage Obligations (Cost $8,418,239)			8,429,328

Commercial Mortgage-Backed Securities – 0.76%
•#American Tower Trust Series 2007-1A AFL 144A 0.419% 4/15/37		1,125,000	1,092,179
•#Goldman Sachs Securities II Series 2010-C1 C 144A 5.635% 8/10/43		100,000	88,452
#WF-RBS Commercial Mortgage Trust Series 2011-C3 A4 144A 4.375% 3/15/44		300,000	303,090
Total Commercial Mortgage-Backed Securities (Cost $1,493,262)			1,483,721

Convertible Bonds – 1.40%
Amgen 0.375% exercise price $79.48, expiration date 2/1/13		900,000	888,749
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25		410,000	407,950
Health Care REIT 3.00% exercise price $51.16, expiration date 11/30/29		390,000	413,888
Level 3 Communications 3.50% exercise price $5.46, expiration date 6/15/12		575,000	569,969
Linear Technology 3.00% exercise price $44.11, expiration date 5/1/27		410,000	420,250
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27		36,000	32,490
Total Convertible Bonds (Cost $2,777,969)			2,733,296

Corporate Bonds – 66.24%
Aerospace & Defense – 0.24%
#Meccanica Holdings USA 144A 6.25% 7/15/19		480,000	468,908
			468,908
Automobiles & Automotive Parts – 2.12%
•#Daimler Finance North America 144A 1.543% 9/13/13		1,010,000	1,010,707
#Delphi 144A 6.125% 5/15/21		1,200,000	1,122,000
•Johnson Controls 0.674% 2/4/14		2,000,000	2,001,286
			4,133,993
Beverages – 3.30%
•Anheuser-Busch Inbev Worldwide
0.609% 7/14/14		2,200,000	2,202,350
0.802% 1/27/14		685,000	690,630
1.088% 3/26/13		550,000	554,469
•Coca-Cola Enterprises 0.593% 2/18/14		1,830,000	1,831,592
#Pernod-Ricard 144A 5.75% 4/7/21		1,050,000	1,156,106
			6,435,147
Biotechnology – 0.70%
Amgen 4.10% 6/15/21		575,000	620,164
Genzyme 3.625% 6/15/15		700,000	749,262
			1,369,426
Building & Materials – 3.04%
•Caterpillar 0.398% 11/21/12		1,250,000	1,250,630
•#Cemex SAB de CV 144A 5.369% 9/30/15		950,000	579,500
•Danaher 0.603% 6/21/13		3,135,000	3,142,715
•Eaton 0.679% 6/16/14		950,000	952,302
			5,925,147
Capital Markets – 1.86%
•Goldman Sachs Group 0.805% 3/22/16		1,115,000	957,252
Korea Development Bank 8.00% 1/23/14		300,000	333,430
Lazard Group 6.85% 6/15/17		915,000	1,008,702
•Morgan Stanley 1.853% 1/24/14		1,025,000	956,945
UBS AG 1.253% 1/28/14		375,000	370,571
			3,626,900
Chemicals – 1.91%
Dow Chemical
4.25% 11/15/20		260,000	262,379
8.55% 5/15/19		250,000	320,711
•duPont (E.I.) deNemours 0.778% 3/25/14		3,140,000	3,151,881
			3,734,971
Commercial Banks – 10.53%
•Abbey National Treasury Services 1.832% 4/25/14		860,000	819,952
American Express Bank FSB 5.55% 10/17/12		500,000	521,443
•#Australia & New Zealand Banking Group 144A 0.986% 1/10/14		675,000	671,984
•Bank of Montreal 0.723% 4/29/14		1,125,000	1,125,210
•Barclays Bank 1.286% 1/13/14		555,000	539,264
•Branch Banking & Trust
0.603% 5/23/17		980,000	888,992
0.658% 9/13/16		1,505,000	1,391,672
•Capital One Financial 1.40% 7/15/14		1,070,000	1,067,048
•#CoBank 144A 0.947% 6/15/22		425,000	382,126
•Fifth Third Bank 0.402% 5/17/13		1,545,000	1,513,468
•Fifth Third Capital Trust IV 6.50% 4/15/37		100,000	95,510
•JPMorgan Chase Bank 0.668% 6/13/16		1,175,000	1,079,310
KeyCorp 5.10% 3/24/21		950,000	960,438
•#National Australia Bank 144A
0.746% 7/8/14		250,000	251,227
0.966% 4/11/14		1,110,000	1,107,236
•National City Bank 0.703% 6/7/17		1,610,000	1,476,607
•PNC Funding 0.453% 1/31/14		870,000	857,538
•#Standard Chartered 144A 1.231% 5/12/14		1,300,000	1,288,599
•SunTrust Bank 0.598% 8/24/15		1,415,000	1,292,784
SVB Financial Group 5.375% 9/15/20		310,000	322,761
•#Swedbank 144A 0.699% 1/14/13		600,000	600,871
•USB Capital IX 3.50% 4/15/49		575,000	406,100
•Wachovia 0.619% 10/15/16		2,039,000	1,874,969
			20,535,109
Computers & Peripherals – 0.62%
•Hewlett-Packard 0.588% 5/24/13		1,000,000	989,150
#Seagate Technology International 144A 10.00% 5/1/14		194,000	218,250
			1,207,400
Diversified Financial Services – 3.41%
•#American Honda Finance 144A 0.639% 11/7/12		500,000	500,771
•Caterpillar Financial Services 0.458% 2/22/13		750,000	750,447
#CDP Financial 144A 4.40% 11/25/19		600,000	655,573
#ERAC USA Finance 144A 2.25% 1/10/14		500,000	503,089
•General Electric Capital 0.478% 5/11/16		1,650,000	1,524,212
International Lease Finance 6.25% 5/15/19		796,000	692,881
•John Deere Capital
0.399% 7/15/13		500,000	498,836
0.551% 3/3/14		1,540,000	1,533,228
			6,659,037
Diversified Telecommunication Services – 3.31%
•Qwest 3.597% 6/15/13		2,490,000	2,508,675
•Telefonica Emisiones 0.594% 2/4/13		1,040,000	1,000,542
Verizon Communications
•0.973% 3/28/14		2,430,000	2,438,588
6.10% 4/15/18		425,000	507,495
			6,455,300
Electric Utilities – 6.21%
#American Transmission Systems 144A 5.25% 1/15/22		575,000	619,807
•CMS Energy 1.199% 1/15/13		1,846,000	1,818,310
•Columbus Southern Power 0.749% 3/16/12		2,000,000	2,001,715
Commonwealth Edison 1.95% 9/1/16		1,100,000	1,091,174
•DTE Energy 1.031% 6/3/13		1,600,000	1,597,906
#Enel Finance International 144A 6.25% 9/15/17		590,000	596,583
•Georgia Power
0.519% 1/15/13		1,000,000	1,000,609
0.667% 3/15/13		790,000	790,946
•NextEra Energy Capital Holdings 0.672% 11/9/12		1,515,000	1,518,821
•Wisconsin Energy 6.25% 5/15/67		1,071,000	1,070,912
			12,106,783
Energy Equipment & Services – 3.34%
•BP Capital Markets 0.937% 3/11/14		1,955,000	1,959,475
Noble Holding International 3.05% 3/1/16		450,000	463,619
Petrobras International Finance 5.375% 1/27/21		705,000	719,805
•#Schlumberger Investment 144A 0.893% 9/12/14		970,000	972,188
•Total Capital Canada 0.63% 1/17/14		1,405,000	1,411,310
Transocean 6.50% 11/15/20		400,000	437,237
Weatherford International 5.125% 9/15/20		550,000	560,735
			6,524,369
Food Products – 2.14%
•Archer-Daniels-Midland 0.446% 8/13/12		1,400,000	1,402,426
•General Mills 0.64% 5/16/14		2,775,000	2,770,005
			4,172,431
Health Care Equipment & Supplies – 0.57%
•DENTSPLY International 1.803% 8/15/13		1,100,000	1,103,512
			1,103,512
Health Care Providers & Services – 1.33%
•Quest Diagnostics 1.208% 3/24/14		2,580,000	2,595,993
			2,595,993
Insurance – 4.33%
American International Group 8.25% 8/15/18		350,000	388,985
•Berkshire Hathaway Finance 0.576% 1/10/14		1,480,000	1,475,683
•Chubb 6.375% 3/29/67		1,045,000	1,017,569
•#MassMutual Global Funding II 144A 0.86% 9/27/13		550,000	552,598
•#MetLife Institutional Funding II 144A 1.146% 4/4/14		2,900,000	2,898,577
•#New York Life Global Funding 144A 0.506% 4/4/14		765,000	765,758
•#ZFS Finance USA Trust IV 144A 5.875% 5/9/32		1,350,000	1,343,507
			8,442,677
IT Services – 0.36%
•Western Union 0.913% 3/7/13		700,000	701,803
			701,803
Life Sciences Tools & Services – 0.28%
Thermo Fisher Scientific 3.20% 5/1/15		525,000	554,555
			554,555
Media – 1.23%
#COX Communications 144A 6.25% 6/1/18		350,000	413,449
NBC Universal Media 5.15% 4/30/20		450,000	494,324
Time Warner Cable 8.25% 4/1/19		400,000	501,620
#Vivendi 144A 6.625% 4/4/18		875,000	994,403
			2,403,796
Metals & Mining – 0.65%
ArcelorMittal
5.50% 3/1/21		450,000	403,938
9.85% 6/1/19		575,000	652,410
Teck Resources 9.75% 5/15/14		186,000	220,585
			1,276,933
Multiline Retail – 1.02%
•Target 0.42% 7/18/14		2,000,000	1,994,394
			1,994,394
Multi-Utilities – 1.38%
Ameren Illinois 9.75% 11/15/18		385,000	519,304
•Sempra Energy 1.107% 3/15/14		2,175,000	2,180,474
			2,699,778
Office Electronics – 1.47%
•Xerox 1.11% 5/16/14		2,900,000	2,875,869
			2,875,869
Oil, Gas & Consumable Fuels – 3.01%
•Enbridge Energy Partners 8.05% 10/1/37		1,090,000	1,126,771
Enterprise Products Operating
3.20% 2/1/16		50,000	51,129
•7.034% 1/15/68		1,010,000	1,025,174
Kinder Morgan Energy Partners 6.00% 2/1/17		775,000	878,635
Plains All American Pipeline 5.00% 2/1/21		640,000	675,935
•TransCanada PipeLines 6.35% 5/15/67		1,585,000	1,580,031
#Woodside Finance 144A 8.125% 3/1/14		475,000	537,665
			5,875,340
Paper & Forest Products – 0.72%
Georgia-Pacific
8.00% 1/15/24		525,000	617,599
#144A 5.40% 11/1/20		770,000	784,730
			1,402,329
Pharmaceuticals – 0.96%
•Teva Pharmaceutical Finance lll 0.853% 3/21/14		1,875,000	1,874,751
			1,874,751
Real Estate Investment Trusts – 0.90%
Digital Realty Trust 5.25% 3/15/21		1,300,000	1,289,180
Health Care REIT 5.25% 1/15/22		500,000	475,061
			1,764,241
Road & Rail – 0.26%
CSX 4.25% 6/1/21		470,000	499,324
			499,324
Semiconductors & Semiconductor Equipment – 1.26%
National Semiconductor 6.60% 6/15/17		500,000	597,221
•Texas Instruments 0.466% 5/15/13		1,850,000	1,850,910
			2,448,131
Textiles, Apparel & Luxury Goods – 0.57%
•VF 1.058% 8/23/13		1,100,000	1,101,736
		1,101,736
Wireless Telecommunication Services – 3.21%
#Crown Castle Towers 144A 4.883% 8/15/20		3,500,000	3,649,334
•#VimpelCom Holdings 144A 4.365% 6/29/14		1,030,000	1,010,968
Virgin Media Secured Finance 6.50% 1/15/18		1,500,000	1,601,250
			6,261,552
Total Corporate Bonds (Cost $130,003,673)			129,231,635
Municipal Bonds – 4.67%
•Kentucky Higher Education Student Loan Revenue Series 1 Class A-1 0.754% 5/1/20		410,000	409,693
•Missouri Higher Education Loan Authority Student Revenue Class A-1 1.136% 8/27/29		768,001	759,231
•New Jersey Economic Development Authority Revenue (Building America Bonds) 1.347% 6/15/13		525,000	526,985
•New Mexico Educational Assistance Foundation (Libor Floating) Series A-3 1.51% 12/1/38		580,000	581,044
•North Texas Higher Education Authority Student Loan Revenue
(Libor Floating) Series 1 1.346% 4/1/40		776,453	778,254
Series 1 Class A-2 1.146% 7/1/30		925,000	913,003
•Oklahoma Student Loan Authority Revenue
(Libor-Indexed) Series 1 1.498% 6/1/40		2,750,000	2,736,744
Series A-2A 1.511% 9/1/37		655,000	657,017
•State of Connecticut Series A 1.71% 3/1/21		1,750,000	1,750,018
Total Municipal Bonds (Cost $9,139,454)			9,111,989
Non-Agency Asset-Backed Securities – 4.93%
•Ally Master Owner Trust Series 2010-4 A 1.299% 8/15/17		650,000	655,252
•Bank of America Credit Card Trust Series 2007-A6 A6 0.289% 9/15/16		1,106,500	1,105,311
•#Capital Auto Receivables Asset Trust Series 2008-CPA A1 144A 1.079% 1/15/13		102,632	102,799
•Capital One Multi-Asset Execution Trust Series 2006-A8 A8 0.259% 4/15/16		390,000	388,590
•Citibank Credit Card Issuance Trust
Series 2008-A6 A6 1.431% 5/22/17		400,000	414,276
Series 2009-A2 A2 1.779% 5/15/14		500,000	504,584
•#Citibank Omni Master Trust Series 2009-A8 A8 144A 2.329% 5/16/16		1,250,000	1,260,639
•#CNH Wholesale Master Note Trust Series 2009-1A A 144A 1.929% 7/15/15		1,500,000	1,514,324
•Discover Card Master Trust Series 2010-A1 A1 0.879% 9/15/15		806,000	812,311
•Discover Card Master Trust I Series 2005-4 A2 0.319% 6/16/15		444,000	443,896
#Ford Auto Securitization Trust Series 2011-R1A A3 144A 3.02% 2/15/16	CAD	100,000	97,796
•Ford Credit Auto Owner Trust Series 2009-A A3B 2.729% 5/15/13		20,516	20,601
•#Ford Credit Floorplan Master Owner Trust Series 2010-3 A2 144A 1.929% 2/15/17		1,250,000	1,290,063
•MBNA Credit Card Master Note Trust Series 2006-A5 A5 0.289% 10/15/15		1,000,000	999,502
Total Non-Agency Asset-Backed Securities (Cost $9,607,729)			9,609,944
«Senior Secured Loans – 11.41%
AES 4.25% 5/17/18		1,243,750	1,219,539
Alliance HealthCare Services 7.25% 6/1/16		223,876	203,568
Anchor Glass Container 6.00% 2/3/16		74,438	73,926
Ashland Tranche B 3.75% 5/31/18		1,000,000	994,374
Aspect Software Tranche B 6.25% 5/7/16		73,875	73,090
ATI Holdings 7.50% 3/12/16		132,408	127,691
Attachmate 6.50% 11/21/16		585,000	565,499
BNY ConvergEx Group
8.75% 11/29/17		88,674	88,674
8.75% 12/16/17		211,327	211,327
Brickman Group Holdings Tranche B 7.25% 10/14/16		382,861	378,395
Brock Holdings III 10.00% 2/15/18		285,000	260,775
Caesar's Entertainment Operating
Tranche B1 3.253% 1/28/15		590,000	493,966
Tranche B2 3.247% 1/28/15		465,000	388,712
Cengage Learning Acquisitions 7.50% 7/7/14		321,044	306,798
Charter Communications Operating
2.24% 3/6/14		7,266	7,197
Tranche B 7.25% 3/6/14		30,027	30,103
Chrysler Group 6.00% 4/28/17		618,450	540,705
Clear Channel Communication
Tranche A 3.639% 7/30/14		440,000	359,700
Tranche B 3.889% 1/29/16		505,574	355,087
Delos Aircraft 7.00% 3/17/16		57,115	57,163
Delta Air Lines Tranche B 5.50% 3/29/17		545,000	516,047
Dunkin Brands Tranche B2 4.00% 11/23/17		193,271	187,677
Endo Pharmaceuticals Holdings Tranche B 4.00% 4/14/18		804,643	803,207
First Data Tranche B2 2.985% 9/24/14		778,857	678,825
Frac Tech International Tranche B 6.25% 4/19/16		365,288	358,896
GenOn Energy Tranche B 6.00% 6/20/17		282,150	278,059
Goodman Global Tranche B 5.75% 10/28/16		148,933	147,798
Gray Television Tranche B 0.00% 12/31/14		380,000	363,375
Grifols Tranche B 6.00% 6/4/16		528,675	520,272
Houghton International Tranche B 6.75% 1/11/16		396,285	393,313
IASIS Healthcare Tranche B 5.00% 4/18/18		284,286	267,158
Immucor Tranche B 0.00% 7/2/18		460,000	454,595
International Lease Finance 6.75% 3/17/15		77,885	77,846
Level 3 Financing
11.50% 3/13/14		150,000	156,594
Tranche B 5.75% 4/11/18		610,000	580,519
MGM Resorts International Tranche E 7.00% 2/21/14		218,555	206,862
MultiPlan 4.75% 8/26/17		630,000	598,765
Nielsen Finance 0.00% 8/9/13		71,758	69,740
NRG Energy Tranche B 4.00% 5/5/18		997,500	977,340
Nuveen Investments
5.819% 5/13/17		325,000	301,925
2nd Lien 12.50% 7/9/15		380,000	391,402
OSI Restaurant Partners
2.563% 6/13/14		388,320	362,643
2.60% 6/14/13		37,958	35,448
Pinnacle Foods Finance Tranche D 6.00% 4/2/14		178,978	178,418
Reynolds & Reynolds Tranche B 3.75% 3/9/18		1,995,000	1,958,590
Roundy's Supermarkets 10.00% 4/16/16		130,000	127,834
RPI Finance Trust Tranche B 4.00% 4/13/18		2,568,563	2,551,429
Sealed Air Tranche B 4.75% 5/31/18		95,000	95,171
Toys R US Tranche B 6.00% 9/1/16		396,000	381,150
Univision Communications 4.489% 3/29/17		603,220	509,136
Visant 5.25% 12/31/16		184,535	169,363
Walter Energy Tranche B 4.00% 2/3/18		498,750	483,476
Wyle Services 0.00% 3/31/17		353,741	342,598
Total Senior Secured Loans (Cost $22,964,667)			22,261,760

Sovereign Bonds – 1.91%∆
Australia – 0.63%
Australia Government Inflation-Linked 4.00% 8/20/15	AUD	714,000	1,227,366
			1,227,366
Brazil – 0.53%
Brazil Notas do Tesouro Nacional Series B 6.00% 5/15/15	BRL	90,000	1,044,918
			1,044,918
South Africa – 0.46%
South Africa Government Inflation-Linked 2.75% 1/31/22	ZAR	7,057,951	899,658
			899,658
Sweden – 0.29%
•Svensk Exportkredit 1.036% 8/14/14		550,000	557,982
			557,982
Total Sovereign Bonds (Cost $4,066,579)			3,729,924
Supranational Bank – 0.26%
•African Development Bank 0.594% 8/4/14		500,000	503,976
Total Supranational Bank (Cost $502,139)			503,976

Short-Term Investment – 4.47%
Money Market Mutual Fund – 4.47%
Dreyfus Treasury & Agency Cash Management Fund		8,712,741	8,712,741
Total Short-Term Investment (Cost $8,712,741)			8,712,741

Total Value of Securities – 100.37%
(Cost $197,686,452)			195,808,314
Liabilities Net of Receivables and Other Assets – (0.37%)			(728,847)
Net Assets Applicable to 19,619,034 Shares Outstanding – 100.00%			$195,079,467

¡Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

AUD–Australian Dollar
BRL–Brazilian Real
CAD–Canadian Dollar
EUR–European Monetary Unit
USD–United States Dollar
ZAR–South African Rand

•Variable rate security. The rate shown is the rate as of September 30, 2011. Interest rates reset periodically.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2011, the aggregate amount of Rule 144A securities was $31,405,856 which represented 16.10% of the Fund’s net assets. See Note 4 in "Notes."
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at September 31, 2011.
∆Securities have been classified by country of origin.

Summary of Abbreviations:
BAML–Bank of America Merrill Lynch
CDS–Credit Default Swap
GNMA–Government National Mortgage Association
HSBC–Hong Kong Shanghai Bank
MSC–Morgan Stanley Capital
REIT–Real Estate Investment Trust
REMIC–Real Estate Mortgage Investment Conduit
yr–Year

1The following foreign currency exchange contracts and swap contracts were outstanding at September 30, 2011:

Foreign Currency Exchange Contracts
						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
BAML	EUR	(423,853)	USD	579,843	11/4/11	$12,190
HSBC	AUD	(230,000)	USD	224,526	11/4/11	2,918
MSC	EUR	(2,509,667)	USD	3,430,739	11/4/11	69,616
						$84,724
Swap Contracts
CDS Contracts

Unrealized
	Swap	Notional	Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
	ITRAXX Europe Subordinate
MSC	Financials 16.1 5 yr CDS	$3,750,000	5.00%	12/20/16	$(344)
People’s Republic of China
MSC	5 yr CDS	488,000	1.00%	12/20/16	3,420
	Republic of France
MSC	5 yr CDS	1,358,000	0.25%	9/20/16	(2,855)
MSC	5 yr CDS	488,000	0.25%	12/20/16	(5,791)
Total		$6,084,000			$(5,570)

Interest Rate Swap Contracts
			Unrealized
Counterparty &	Notional	Fixed Interest	Floating Interest	Termination	Apperciation
Referenced Obligation	Value	Rate Received	Rate Received	Date	(Depreciation)
Morgan Stanley
3 yr Interest Rate Swap	$6,000,000	0.841%	0.268%	8/3/14	$(20,846)
5 yr Interest Rate Swap	17,000,000	1.59%	0.268%	8/3/16	(303,388)
7 yr Interest Rate Swap	11,500,000	2.248%	0.268%	8/3/18	(442,948)
10 yr Interest Rate Swap	6,400,000	2.374%	0.327%	9/1/21	(166,633)
Total	$40,900,000				$(933,815)

The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in ”Notes.”

______________________________________________________________________________________________________________________________________

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP Delaware Diversified Floating Rate Fund (Fund).

Security Valuation–Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S.markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken on federal income tax returns for the open tax year ended December 31, 2010, and has concluded that no provision for federal income tax is required in the Fund's financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2.  Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$197,718,086
Aggregate unrealized appreciation	$1,188,585
Aggregate unrealized depreciation	(3,098,357)
Net unrealized depreciation	$(1,909,772)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$19,425,197	$97,796	$19,522,993
Corporate Debt	-	154,226,691		154,226,691
Foreign Debt	-	3,188,982	1,044,918	4,233,900
Municipal Bonds	-	9,111,989		9,111,989
Short-Term Investment	8,712,741	-	-	8,712,741
Total	$8,712,741	$185,952,859	$1,142,714	$195,808,314

Foreign Currency Exchange Contracts	$-	$84,724	$-	$84,724
Swap Contracts	$-	$(939,385)	$-	$(939,385)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset-
	Backed &
	Mortgage-
	Backed	Foreign
	Securities	Debt	Total
Balance as of 12/31/10	$-	$-	$-
Purchases	101,698	1,162,687	1,264,385
Net change in unrealized
appreciation/depreciation	(3,902)	(117,769)	(121,671)
Balance as of 9/30/11	$97,796	$1,044,918	$1,142,714

Net change in unrealized
appreciation/depreciation from
investments still held as of 9/30/11	$(3,902)	$(117,769)	$(121,671)

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3.  Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swap Contracts–The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended September 30, 2011, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At September 30, 2011, the net unrealized depreciation of credit default swaps was $(5,570). If a credit event had occurred for all swap transactions where collateral posting was required as of September 30, 2011, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have received $6,084,000 less the value of the contracts' related reference obligations. The Fund received $160,000 in securities collateral and $30,000 in cash collateral for open CDS contracts.

CDS may involve greater risks than if the Fund had invested in the reference obligation directly. CDS are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

Fair values of derivative instruments as of September 30, 2011 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Schedule of		Schedule of
	Investments		Investments
	Location	Fair Value	Location	Fair Value

Forward currency exchange contracts	Liabilities net of		Liabilities net of
(Foreign currency exchange contracts)	receivables and		receivables and
	other assets	$84,724	other assets	$-

Credit and interest contracts (Swap contracts)	Liabilities net of		Liabilities net of
	receivables and		receivables and
	other assets	-	other assets	(939,385)
Total		$84,724		$(939,385)

The effect of derivative instruments on the Statement of Operations for the period ended September 30, 2011 was as follows:

Change in Unrealized
Appreciation
	Location of Gain or Loss	Realized Gain or	or Depreciation
	on Derivatives	Loss on Derivatives	on Derivatives
	Recognized in Income	Recognized in Income	Recognized in Income
Forward currency exchange contracts	Net realized gain on foreign
(Foreign currency exchange contracts)	currency exchange contracts and
unrealized appreciation/depreciation
	of investments and foreign currencies	$65,106 *	$84,724

Credit and interest contracts	Net realized loss on swap
(Swap contracts)	contracts and net change in unrealized
appreciation/depreciation of investments
	and foreign currencies	(2,868,960)	(791,599)
Total		$(2,803,854)	$(706,875)

*Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported  on the Fund’s Statement of Operations.

4.  Credit and Market Risk
The Fund may invest a portion of its assets in high yield fixed income securities, which are securities of BB or lower by Standard & Poor’s Rating Group and Ba or lower by Moody’s Investors Services, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Lincoln Investment Advisors Corporation the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of September 30, 2011, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Schedule of Investments.

5. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.

Schedule of Investments (Unaudited)

LVIP J.P. Morgan High Yield Fund

September 30, 2011
	Principal
	Amount	Value
	(U.S. $)	(U.S. $)
Commercial Mortgage-Backed Security – 0.20%
•#Banc of America Large Loan Series 2010-HLTN HLTN 144A 2.002% 11/15/15	$193,240	$172,198
Total Commercial Mortgage-Backed Security (Cost $175,527)		172,198
Corporate Bonds – 83.18%
Aerospace & Defense – 0.69%
#Ducommun 144A 9.75% 7/15/18	150,000	150,375
Esterline Technologies 7.00% 8/1/20	100,000	103,250
#Kratos Defense & Security Solutions 144A 10.00% 6/1/17	90,000	90,000
Spirit Aerosystems 6.75% 12/15/20	103,000	103,258
TransDigm 7.75% 12/15/18	100,000	102,250
Triumph Group 8.625% 7/15/18	35,000	37,450
		586,583
Airlines – 2.79%
◆American Airlines 2011-2 Class A Pass Through Trust 8.625% 10/15/21	293,000	295,014
◆Continental Airlines Pass Through Trust
Series 2003-ERJ1 7.875% 7/2/18	56,465	54,207
Series 2004-ERJ1 9.558% 9/1/19	339,802	336,404
#Delta Air Lines 144A 12.25% 3/15/15	189,000	201,758
◆Northwest Airlines Pass Through Trust Series 2007-I Class A 7.027% 11/1/19	583,742	579,364
#United Air Lines 144A
9.875% 8/1/13	114,000	117,420
12.00% 11/1/13	105,000	106,838
•◆United Airlines Pass Through Trust 2007-1 Class C 2.647% 7/2/14	751,339	683,717
		2,374,722
Automobiles – 1.52%
#Chrysler Group 144A
8.00% 6/15/19	200,000	157,000
8.25% 6/15/21	200,000	155,000
Ford Motor 7.45% 7/16/31	871,000	987,609
		1,299,609
Beverages – 0.28%
Cott Beverages 8.125% 9/1/18	70,000	71,750
#Pernod-Ricard 144A 5.75% 4/7/21	150,000	165,158
		236,908
Building Products – 1.10%
#Building Materials Corporation of America 144A 6.75% 5/1/21	100,000	95,250
#Calcipar 144A 6.875% 5/1/18	200,000	174,000
Griffon 7.125% 4/1/18	650,000	576,875
#Nortek 144A 8.50% 4/15/21	110,000	89,100
		935,225
Capital Markets – 0.03%
Oppenheimer Holdings 8.75% 4/15/18	30,000	29,400
		29,400
Chemicals – 1.44%
Celanese US Holdings 6.625% 10/15/18	60,000	62,325
Chemtura 7.875% 9/1/18	265,000	261,025
Lyondell Chemical 11.00% 5/1/18	300,000	325,500
Momentive Performance Materials 12.50% 6/15/14	92,000	94,300
#Nexeo Solutions 144A 8.375% 3/1/18	10,000	9,925
Omnova Solutions 7.875% 11/1/18	180,000	146,700
PolyOne 7.375% 9/15/20	325,000	327,438
		1,227,213
Commercial Banks – 1.55%
Ally Financial
7.50% 9/15/20	100,000	90,875
8.00% 12/31/18	220,000	201,300
•BAC Capital Trust XIV 5.63% 12/31/49	296,000	164,280
•Bank of America 8.00% 12/30/49	929,000	790,717
•#Barclays Bank 144A 5.926% 12/31/49	103,000	76,735
		1,323,907
Commercial Services & Supplies – 2.32%
#Casella Waste Systems 144A 7.75% 2/15/19	35,000	33,250
Cenveo 8.875% 2/1/18	550,000	435,875
#Deluxe 144A 7.00% 3/15/19	225,000	218,250
Donnelley (R.R.)
7.25% 5/15/18	90,000	81,360
7.625% 6/15/20	540,000	481,950
#Garda World Security 144A 9.75% 3/15/17	150,000	153,750
Great Lakes Dredge & Dock 7.375% 2/1/19	25,000	23,125
Iron Mountain 8.375% 8/15/21	250,000	256,250
#Liberty Tire Recycling 144A 11.00% 10/1/16	75,000	76,875
Mobile Mini 7.875% 12/1/20	75,000	72,375
#WCA Waste 144A 7.50% 6/15/19	150,000	146,625
		1,979,685
Communications Equipment – 0.76%
Avaya
9.75% 11/1/15	200,000	147,000
#144A 7.00% 4/1/19	100,000	85,500
#Brightstar 144A 9.50% 12/1/16	310,000	317,750
ViaSat 8.875% 9/15/16	99,000	100,980
		651,230
Computers & Peripherals – 0.62%
#Seagate HDD Cayman 144A
7.00% 11/1/21	300,000	277,500
7.75% 12/15/18	255,000	251,175
		528,675
Construction & Engineering – 0.25%
Dycom Investments 7.125% 1/15/21	100,000	97,000
Tutor Perini 7.625% 11/1/18	135,000	116,100
		213,100
Construction Materials – 0.85%
#Cemex Finance 144A 9.50% 12/14/16	220,000	161,700
Vulcan Materials 7.50% 6/15/21	600,000	560,682
		722,382
Consumer Finance – 0.87%
Cardtronics 8.25% 9/1/18	250,000	261,250
Ford Motor Credit 8.125% 1/15/20	200,000	227,640
Springleaf Finance 6.90% 12/15/17	350,000	253,750
		742,640
Containers & Packaging – 2.09%
#Ardagh Packaging Finance 144A 7.375% 10/15/17	200,000	192,000
Ball 5.75% 5/15/21	100,000	97,750
Berry Plastics 9.75% 1/15/21	150,000	128,250
Graphic Packaging International 9.50% 6/15/17	154,000	165,550
#Reynolds Group Issuer 144A
6.875% 2/15/21	100,000	90,500
7.125% 4/15/19	500,000	467,500
8.25% 2/15/21	100,000	79,500
9.00% 4/15/19	200,000	171,000
9.875% 8/15/19	100,000	88,500
#Sealed Air 144A
8.125% 9/15/19	40,000	40,500
8.375% 9/15/21	40,000	40,500
#Viskase 144A 9.875% 1/15/18	220,000	223,300
		1,784,850
Diversified Consumer Services – 0.65%
Carriage Services 7.875% 1/15/15	150,000	147,750
Service International 7.00% 5/15/19	180,000	182,700
#ServiceMaster PIK 144A 10.75% 7/15/15	198,000	200,970
Stewart Enterprises 6.50% 4/15/19	25,000	24,313
		555,733
Diversified Financial Services – 2.44%
Aircastle 9.75% 8/1/18	50,000	51,750
•#Chukchansi Economic Development Authority 144A 3.917% 11/15/12	250,000	170,625
#CIT Group 144A
6.625% 4/1/18	606,000	606,000
7.00% 5/2/17	90,000	87,413
•Citigroup Capital XXI 8.30% 12/21/57	400,000	392,999
#Dolphin Subsidiary II 144A
6.50% 10/15/16	60,000	59,400
7.25% 10/15/21	55,000	53,488
•#ILFC E-Capital Trust I 144A 4.77% 12/21/65	100,000	70,020
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	406,000	302,470
International Lease Finance
6.25% 5/15/19	210,000	182,795
8.75% 3/15/17	103,000	103,773
		2,080,733
Diversified Telecommunication Services – 4.51%
Cincinnati Bell
8.25% 10/15/17	142,000	138,450
8.75% 3/15/18	100,000	89,250
#Clearwire Communications 144A 12.00% 12/1/15	405,000	344,248
Frontier Communications 7.125% 3/15/19	43,000	41,173
Global Crossing 12.00% 9/15/15	249,000	283,549
Intelsat Bermuda PIK
11.50% 2/4/17	957,641	825,964
#144A 11.50% 2/4/17	260,000	224,250
#Level 3 Communications 144A 11.875% 2/1/19	250,000	238,750
#Level 3 Escrow 144A 8.125% 7/1/19	200,000	177,250
Level 3 Financing 10.00% 2/1/18	121,000	116,765
PAETEC Holding 8.875% 6/30/17	209,000	220,495
Qwest Communications International 7.125% 4/1/18	350,000	344,749
Telesat Canada 12.50% 11/1/17	236,000	265,500
#UPCB Finance III 144A 6.625% 7/1/20	150,000	141,750
Windstream
7.875% 11/1/17	250,000	254,375
8.125% 9/1/18	135,000	136,688
		3,843,206
Electrical Equipment – 0.45%
Belden 7.00% 3/15/17	200,000	201,000
#International Wire Group Holdings 144A 9.75% 4/15/15	188,000	185,650
		386,650
Electronic Equipment, Instruments & Components – 0.13%
Anixter 10.00% 3/15/14	99,000	112,118
		112,118
Energy Equipment & Services – 1.16%
Key Energy Services 6.75% 3/1/21	90,000	87,075
Ocean Rig UDW 9.50% 4/27/16	200,000	177,000
#Oil States International 144A 6.50% 6/1/19	215,000	211,238
PHI 8.625% 10/15/18	100,000	99,000
Precision Drilling
6.625% 11/15/20	60,000	58,800
#144A 6.50% 12/15/21	60,000	59,400
•#Sevan Marine 144A 3.417% 5/14/13	200,000	135,000
Unit 6.625% 5/15/21	160,000	160,000
		987,513
Food & Staples Retailing – 0.81%
Ingles Markets 8.875% 5/15/17	200,000	210,500
Rite Aid
9.375% 12/15/15	122,000	105,530
9.50% 6/15/17	225,000	178,875
Tops Holding 10.125% 10/15/15	193,000	193,965
		688,870
Food Products – 1.15%
#Blue Merger Subsidiary 144A 7.625% 2/15/19	95,000	80,750
Dole Food 13.875% 3/15/14	85,000	97,538
JBS USA Finance
11.625% 5/1/14	96,000	103,680
#144A 7.25% 6/1/21	195,000	162,825
#Pilgrim's Pride 144A 7.875% 12/15/18	238,000	182,665
#Simmons Foods 144A 10.50% 11/1/17	300,000	261,000
Smithfield Foods 10.00% 7/15/14	81,000	92,340
		980,798
Gas Utilities – 0.47%
AmeriGas Partners 6.25% 8/20/19	415,000	399,438
		399,438
Health Care Providers & Services – 4.03%
Aviv Healthcare Properties 7.75% 2/15/19	160,000	151,600
#Capella Healthcare 144A 9.25% 7/1/17	70,000	66,850
Community Health Systems 8.875% 7/15/15	1,037,000	1,021,444
DaVita
6.375% 11/1/18	50,000	48,125
6.625% 11/1/20	50,000	48,250
#Fresenius Medical Care US Finance 144A 5.75% 2/15/21	75,000	72,750
HCA
6.50% 2/15/20	250,000	245,000
8.00% 10/1/18	150,000	146,813
#IASIS Healthcare 144A 8.375% 5/15/19	650,000	529,750
#inVentiv Health 144A 10.00% 8/15/18	175,000	154,875
#Kindred Healthcare 144A 8.25% 6/1/19	400,000	307,500
#Multiplan 144A 9.875% 9/1/18	90,000	89,550
Omnicare 7.75% 6/1/20	400,000	410,000
Vanguard Health Holding
7.75% 2/1/19	60,000	53,775
8.00% 2/1/18	100,000	92,250
		3,438,532
Hotels, Restaurants & Leisure – 4.88%
#Boyd Gaming 144A 9.125% 12/1/18	95,000	78,613
Burger King 9.875% 10/15/18	120,000	124,200
Cedar Fair 9.125% 8/1/18	100,000	103,750
#CityCenter Holdings PIK 144A 10.75% 1/15/17	300,347	274,067
#CKE Holdings PIK 144A 10.50% 3/14/16	95,091	83,680
CKE Restaurants 11.375% 7/15/18	234,000	244,530
Dave & Buster's 11.00% 6/1/18	10,000	9,975
DineEquity 9.50% 10/30/18	155,000	154,613
#Downstream Development Authority of the Quapaw Tribe of Oklahoma 144A 10.50% 7/1/19	150,000	142,125
Isle of Capri Casinos 7.75% 3/15/19	300,000	275,250
#Landry's Holdings 144A 11.50% 6/1/14	45,000	41,850
Landry's Restaurants 11.625% 12/1/15	296,000	298,960
MCE Finance 10.25% 5/15/18	190,000	202,350
MGM Resorts International 7.625% 1/15/17	528,000	455,399
Peninsula Gaming 10.75% 8/15/17	400,000	387,999
Royal Caribbean Cruises 6.875% 12/1/13	114,000	115,425
•#Seminole Hard Rock Entertainment 144A 2.847% 3/15/14	250,000	223,750
#Shingle Springs Tribal Gaming Authority 144A 9.375% 6/15/15	237,000	139,830
Speedway Motorsports 6.75% 2/1/19	50,000	47,875
#Vail Resorts 144A 6.50% 5/1/19	165,000	163,350
Wendy's/Arby's Restaurants 10.00% 7/15/16	163,000	172,373
Wynn Las Vegas 7.75% 8/15/20	400,000	421,999
		4,161,963
Household Durables – 1.43%
#American Standard Americas 144A 10.75% 1/15/16	210,000	160,650
Beazer Homes USA 6.875% 7/15/15	65,000	44,200
Horton (D.R.) 5.625% 1/15/16	150,000	146,625
K Hovnanian Enterprises 10.625% 10/15/16	224,000	169,120
Lennar
6.95% 6/1/18	225,000	201,375
12.25% 6/1/17	60,000	66,300
M/I Homes 8.625% 11/15/18	125,000	113,125
Standard Pacific
8.375% 5/15/18	222,000	189,810
10.75% 9/15/16	128,000	126,080
		1,217,285
Independent Power Producers & Energy Traders – 3.63%
#Calpine 144A
7.50% 2/15/21	545,000	523,200
7.875% 7/31/20	200,000	194,000
Dynegy Holdings 7.75% 6/1/19	1,000,000	610,000
Edison Mission Energy 7.00% 5/15/17	480,000	288,000
Energy Future Holdings 5.55% 11/15/14	92,000	57,040
Energy Future Intermediate Holding 10.00% 12/1/20	796,000	780,079
#NRG Energy 144A 7.625% 5/15/19	700,000	640,500
		3,092,819
Insurance – 1.43%
•American International Group 8.175% 5/15/58	455,000	403,243
•#Catlin Insurance 144A 7.249% 12/31/49	225,000	195,188
•Hartford Financial Services Group 8.125% 6/15/38	100,000	94,750
#HUB International Holdings 144A 10.25% 6/15/15	200,000	186,000
#Liberty Mutual Group 144A 7.80% 3/15/37	275,000	243,375
•XL Group 6.50% 12/31/49	120,000	95,400
		1,217,956
Internet & Catalog Retail – 1.13%
#QVC 144A 7.50% 10/1/19	900,000	963,000
		963,000
Internet Software & Services – 0.51%
#eAccess 144A 8.25% 4/1/18	250,000	230,000
Equinix 7.00% 7/15/21	205,000	204,744
		434,744
IT Services – 1.53%
Fidelity National Information Services
7.625% 7/15/17	50,000	52,250
7.875% 7/15/20	50,000	52,250
First Data
9.875% 9/24/15	8,000	6,740
#144A 8.25% 1/15/21	281,000	223,395
#144A 8.875% 8/15/20	60,000	56,700
#144A 12.625% 1/15/21	138,000	102,810
#iGate 144A 9.00% 5/1/16	280,000	261,800
Lender Processing Services 8.125% 7/1/16	170,000	160,650
Sitel 11.50% 4/1/18	238,000	189,210
SunGard Data Systems 10.25% 8/15/15	194,000	196,910
		1,302,715
Leisure Equipment & Products – 0.45%
#Eastman Kodak 144A 9.75% 3/1/18	550,000	387,750
		387,750
Machinery – 0.86%
#Boart Longyear Management 144A 7.00% 4/1/21	110,000	109,450
Columbus McKinnon 7.875% 2/1/19	110,000	107,250
#Commercial Vehicle Group 144A 7.875% 4/15/19	35,000	32,200
CPM Holdings 10.625% 9/1/14	33,000	35,145
RBS Global 11.75% 8/1/16	130,000	133,250
SPX 6.875% 9/1/17	90,000	92,700
Titan International 7.875% 10/1/17	50,000	52,250
TriMas 9.75% 12/15/17	164,000	172,200
		734,445
Marine – 0.96%
#ACL I PIK 144A 10.625% 2/15/16	88,777	69,690
#CMA CGM 144A 8.50% 4/15/17	300,000	123,000
Commercial Barge Line 12.50% 7/15/17	136,000	145,180
General Maritime 12.00% 11/15/17	131,000	47,488
Navios Maritime Acquisition 8.625% 11/1/17	49,000	41,038
Navios Maritime Holdings 8.875% 11/1/17	240,000	235,199
#Navios South American Logisitcs 144A 9.25% 4/15/19	70,000	61,425
Ultrapetrol 9.00% 11/24/14	100,000	97,000
		820,020
Media – 6.15%
Affinion Group
7.875% 12/15/18	55,000	42,625
11.50% 10/15/15	78,000	61,230
Cablevision Systems 8.625% 9/15/17	86,000	89,978
CCH II 13.50% 11/30/16	75,000	85,875
CCO Holdings
6.50% 4/30/21	150,000	142,500
7.25% 10/30/17	247,000	248,235
7.875% 4/30/18	96,000	98,160
8.125% 4/30/20	410,000	428,449
#144A 7.00% 1/15/19	30,000	29,175
#Cequel Communications Holdings I 144A 8.625% 11/15/17	281,000	279,595
Cinemark USA 8.625% 6/15/19	120,000	124,200
Clear Channel Communications 9.00% 3/1/21	190,000	142,025
CSC Holdings 8.625% 2/15/19	91,000	100,328
DISH DBS
7.875% 9/1/19	293,000	300,324
#144A 6.75% 6/1/21	182,000	174,720
Gannett 7.125% 9/1/18	25,000	23,813
#Insight Communications 144A 9.375% 7/15/18	145,000	163,125
Lamar Media 7.875% 4/15/18	125,000	125,625
LIN Television 6.50% 5/15/13	226,000	221,480
McClatchy 11.50% 2/15/17	150,000	130,875
Media General 11.75% 2/15/17	250,000	198,750
Mediacom 9.125% 8/15/19	295,000	294,999
Nexstar Broadcasting 8.875% 4/15/17	273,000	270,953
Nielsen Finance
7.75% 10/15/18	275,000	281,875
11.50% 5/1/16	24,000	27,360
11.625% 2/1/14	22,000	25,080
#Production Resource Group 144A 8.875% 5/1/19	60,000	54,450
Regal Cinemas 8.625% 7/15/19	85,000	86,913
#Sinclair Television Group 144A 9.25% 11/1/17	246,000	259,530
#Unitymedia Hessen 144A 8.125% 12/1/17	250,000	251,250
#Univision Communications 144A
7.875% 11/1/20	250,000	235,625
8.50% 5/15/21	50,000	39,250
Valassis Communications 6.625% 2/1/21	85,000	79,900
WMG Acquisition
9.50% 6/15/16	30,000	30,525
#144A 9.50% 6/15/16	25,000	25,438
#144A 11.50% 10/1/18	75,000	69,375
		5,243,610
Metals & Mining – 2.81%
AK Steel 7.625% 5/15/20	100,000	88,125
#APERAM 144A 7.75% 4/1/18	225,000	196,875
#Dynacast International 144A 9.25% 7/15/19	100,000	91,000
#FMG Resources August 2006 144A
6.875% 2/1/18	210,000	185,850
7.00% 11/1/15	355,000	331,925
•Noranda Aluminum Acquisition PIK 4.417% 5/15/15	309,411	280,017
Novelis
8.375% 12/15/17	150,000	149,250
8.75% 12/15/20	168,000	165,480
Severstal Columbus 10.25% 2/15/18	250,000	256,250
Steel Dynamics 7.625% 3/15/20	157,000	157,589
Taseko Mines 7.75% 4/15/19	125,000	116,875
#Thompson Creek Metals 144A 7.375% 6/1/18	115,000	104,075
United States Steel 7.375% 4/1/20	305,000	276,025
		2,399,336
Multiline Retail – 0.44%
Sears Holdings 6.625% 10/15/18	450,000	373,500
		373,500
Oil, Gas & Consumable Fuels – 9.72%
Alta Mesa Holdings 9.625% 10/15/18	215,000	196,725
AmeriGas Partners 6.50% 5/20/21	55,000	53,350
Arch Coal
7.25% 10/1/20	35,000	33,775
#144A 7.00% 6/15/19	300,000	286,500
#144A 7.25% 6/15/21	175,000	169,313
Bill Barrett 7.625% 10/1/19	75,000	73,875
Brigham Exploration 6.875% 6/1/19	60,000	58,800
#Calumet Specialty Products Partners 144A 9.375% 5/1/19	80,000	74,000
Chesapeake Energy
6.875% 8/15/18	50,000	51,750
7.25% 12/15/18	33,000	35,310
9.50% 2/15/15	233,000	263,873
#Citgo Petroleum 144A 11.50% 7/1/17	150,000	170,250
Comstock Resources
7.75% 4/1/19	275,000	258,500
8.375% 10/15/17	150,000	144,750
Concho Resources
6.50% 1/15/22	155,000	153,450
7.00% 1/15/21	200,000	200,000
Consol Energy 8.25% 4/1/20	200,000	211,500
Continental Resources
7.125% 4/1/21	120,000	121,800
7.375% 10/1/20	125,000	130,000
Denbury Resources 9.75% 3/1/16	33,000	35,805
El Paso
6.875% 6/15/14	77,000	86,848
7.00% 6/15/17	74,000	83,262
Energy XXI Gulf Coast 7.75% 6/15/19	215,000	195,650
#Genesis Energy 144A 7.875% 12/15/18	50,000	47,750
#Helix Energy Solutions Group 144A 9.50% 1/15/16	112,000	114,240
#Hilcorp Energy I 144A
7.625% 4/15/21	210,000	212,100
7.75% 11/1/15	124,000	125,550
8.00% 2/15/20	323,000	330,268
Holly 9.875% 6/15/17	165,000	179,025
Inergy 7.00% 10/1/18	85,000	80,325
#James River Escrow 144A 7.875% 4/1/19	35,000	29,575
MarkWest Energy Partners 6.75% 11/1/20	265,000	270,300
#Murray Energy 144A 10.25% 10/15/15	187,000	179,520
Newfield Exploration 5.75% 1/30/22	150,000	148,688
#NFR Energy 144A 9.75% 2/15/17	213,000	188,505
Patriot Coal 8.25% 4/30/18	280,000	250,600
Petrohawk Energy 6.25% 6/1/19	300,000	342,000
QEP Resources 6.875% 3/1/21	360,000	377,999
Range Resources
5.75% 6/1/21	290,000	302,325
6.75% 8/1/20	10,000	10,700
Regency Energy Partners 6.50% 7/15/21	220,000	222,200
#SM Energy 144A 6.625% 2/15/19	665,000	664,999
Swift Energy 8.875% 1/15/20	283,000	298,565
Targa Resources Partners
7.875% 10/15/18	50,000	50,750
#144A 6.875% 2/1/21	335,000	323,275
#Trinidad Drilling 144A 7.875% 1/15/19	165,000	165,000
#W&T Offshore 144A 8.50% 6/15/19	290,000	282,750
		8,286,095
Paper & Forest Products – 2.82%
#ABI Escrow 144A 10.25% 10/15/18	490,000	514,500
#Appleton Papers 144A 10.50% 6/15/15	177,000	174,345
Cascades 7.75% 12/15/17	500,000	477,500
Clearwater Paper 7.125% 11/1/18	110,000	109,725
‡NewPage
10.00% 5/1/12	250,000	30,000
11.375% 12/31/14	1,006,000	751,985
#Sappi Papier Holding 144A 6.625% 4/15/21	200,000	171,000
Verso Paper Holdings
8.75% 2/1/19	200,000	139,000
11.375% 8/1/16	46,000	33,580
		2,401,635
Personal Products – 0.10%
#American Achievement 144A 10.875% 4/15/16	110,000	84,150
		84,150
Pharmaceuticals – 1.75%
Elan Finance 8.75% 10/15/16	550,000	572,000
#Endo Pharmaceuticals Holdings 144A
7.00% 7/15/19	120,000	121,050
7.25% 1/15/22	160,000	161,200
#Mylan 144A 7.875% 7/15/20	75,000	78,750
#Valeant Pharmaceuticals International 144A
6.50% 7/15/16	250,000	233,750
6.75% 10/1/17	35,000	32,419
6.875% 12/1/18	75,000	68,250
7.00% 10/1/20	50,000	44,500
7.25% 7/15/22	200,000	176,500
		1,488,419
Professional Services – 0.08%
#CDRT Merger Subsidiary 144A 8.125% 6/1/19	75,000	69,750
	69,750
Real Estate Investment Trusts – 0.61%
CNL Lifestyle Properties 7.25% 4/15/19	120,000	103,800
Developers Diversified Realty 7.875% 9/1/20	75,000	79,578
Dupont Fabros Technology 8.50% 12/15/17	300,000	311,999
First Industrial 6.42% 6/1/14	25,000	25,576
		520,953
Real Estate Management & Development – 0.55%
CB Richard Ellis Services
6.625% 10/15/20	35,000	33,775
11.625% 6/15/17	75,000	84,938
Forest City Enterprises 6.50% 2/1/17	250,000	231,250
#Kennedy-Wilson 144A 8.75% 4/1/19	124,000	116,250
		466,213
Road & Rail – 1.45%
#Ashtead Capital 144A 9.00% 8/15/16	189,000	188,055
Avis Budget Car Rental
7.75% 5/15/16	110,000	106,700
8.25% 1/15/19	65,000	59,800
9.625% 3/15/18	115,000	114,425
#B-Corp Merger Subsidiary 144A 8.25% 6/1/19	75,000	67,875
Kansas City Southern de Mexico 6.125% 6/15/21	180,000	180,000
Quality Distribution 9.875% 11/1/18	75,000	72,750
RailAmerica 9.25% 7/1/17	253,000	275,138
RSC Equipment Rental
9.50% 12/1/14	144,000	144,000
10.25% 11/15/19	26,000	25,610
		1,234,353
Semiconductors & Semiconductor Equipment – 1.71%
Advanced Micro Devices
7.75% 8/1/20	150,000	147,750
8.125% 12/15/17	75,000	75,375
Amkor Technology
7.375% 5/1/18	300,000	291,000
#144A 6.625% 6/1/21	165,000	148,500
Freescale Semiconductor
8.05% 2/1/20	265,000	241,150
10.75% 8/1/20	12,000	12,060
#MEMC Electronic Materials 144A 7.75% 4/1/19	255,000	219,300
NXP
9.50% 10/15/15	207,000	215,021
#144A 9.75% 8/1/18	100,000	105,000
		1,455,156
Specialty Retail – 2.47%
Brown Shoe 7.125% 5/15/19	800,000	680,000
Claire's Stores 8.875% 3/15/19	1,100,000	797,499
Gymboree 9.125% 12/1/18	257,000	191,465
J Crew Group 8.125% 3/1/19	75,000	63,188
Michaels Stores 7.75% 11/1/18	50,000	47,000
#RadioShack 144A 6.75% 5/15/19	350,000	329,000
		2,108,152
Tobacco – 0.30%
Alliance One International 10.00% 7/15/16	186,000	154,380
Vector Group 11.00% 8/15/15	100,000	101,063
		255,443
Trading Companies & Distributors – 0.11%
McJunkin Red Man 9.50% 12/15/16	100,000	92,000
		92,000
Wireless Telecommunication Services – 2.34%
Cricket Communications 7.75% 10/15/20	250,000	218,125
#Digicel Group 144A 8.875% 1/15/15	132,000	126,060
MetroPCS Wireless
6.625% 11/15/20	450,000	397,125
7.875% 9/1/18	45,000	43,875
NII Capital
8.875% 12/15/19	67,000	70,183
10.00% 8/15/16	181,000	199,100
SBA Telecommunications 8.25% 8/15/19	150,000	158,250
Sprint Capital 8.75% 3/15/32	344,000	300,570
#Vimpelcom Holdings 144A
6.255% 3/1/17	200,000	174,000
7.504% 3/1/22	200,000	161,500
#Wind Acquisition Finance 144A 11.75% 7/15/17	172,000	147,060
		1,995,848
Total Corporate Bonds (Cost $76,913,372)		70,917,030
«Senior Secured Loans – 11.39%
American Rock Salt 5.50% 4/1/17	74,813	71,774
Atlantic Broadband Finance Tranche B 4.00% 2/24/16	283,034	269,590
Avaya
Tranche B-1 3.06% 10/26/14	82,020	74,228
Tranche B-3 4.81% 10/27/17	164,754	140,453
Axcan Intermediate Holdings 5.50% 2/25/17	49,750	44,377
Big West Oil 7.00% 3/31/16	31,579	31,500
Boyd Gaming 3.74% 12/31/15	219,375	204,567
Bresnan Broadband Holdings Tranche B 4.50% 12/6/17	223,875	216,751
Caesar's Entertainment Operating Tranche B2 3.25% 1/28/15	420,001	351,095
CCM Merger 7.00% 2/1/17	144,747	141,056
CDW 4.25% 7/15/15	230,269	205,630
Cengage Learning Acqusitions 2.49% 7/3/14	319,923	251,539
Cenveo Tranche B 6.25% 12/15/16	84,363	82,218
Chrysler Group Tranche B 6.00% 4/28/17	340,000	297,259
Claire's Stores Tranche B 3.00% 5/29/14	100,000	84,584
Clear Channel Communication Tranche B 3.89% 1/29/16	566,006	397,531
CNO Financial Group Tranche B-1 6.25% 9/30/16	200,000	198,900
Ducommun 5.50% 6/30/17	125,000	121,563
Electrical Components International
1.40% 2/4/16	2,564	2,417
6.75% 1/25/17	40,860	38,511
Freescale Semiconductor 4.49% 12/1/16	245,189	225,267
Golden Nugget
3.24% 6/14/13	31,892	26,000
3.24% 6/30/14	18,154	14,800
Gymboree 5.00% 11/23/17	99,500	89,039
Harland Clarke Holdings Tranche B 2.76% 6/30/14	246,787	208,226
International Lease Finance 6.75% 3/17/15	250,000	249,875
inVentiv Health 6.50% 8/4/16	99,667	95,276
Isle of Capri Casinos 4.75% 3/1/17	49,750	48,829
iStar Financial Tranche A-1 5.00% 6/30/13	160,700	155,649
Level 3 Financing
Tranche A 2.50% 3/13/14	250,000	234,000
Tranche B 11.50% 4/11/18	200,000	190,334
MEG Energy 4.00% 3/7/18	115,000	113,090
MGM Resorts International Tranche E 7.00% 2/21/14	300,000	283,950
Michaels Stores Tranche B1 2.55% 10/31/13	370,306	355,102
Midcontinent Communications Tranche B 5.25% 12/31/16	248,744	241,905
Newport Television Tranche B 9.00% 3/14/16	239,269	236,278
Newsday 10.50% 8/1/13	150,000	154,688
Nexeo Solutions 5.00% 2/16/17	49,875	46,841
Norit 6.75% 6/21/17	225,000	221,344
OSI Restaurant Partners
2.56% 6/14/13	20,717	19,347
2.60% 6/13/14	213,066	198,977
R.H. Donnelley
4.75% 4/13/17	99,750	96,209
9.00% 10/24/14	195,575	89,755
Radio One 7.50% 3/7/16	109,725	105,689
Rentech Energy Midwest 10.00% 6/1/16	275,000	272,250
Reynolds Consumer Products Holdings Tranche B 6.50% 2/9/18	59,850	58,218
Sourcecorp Tranche B
1st Lien 6.63% 4/29/17	110,000	98,725
2nd Lien 10.50% 4/29/18	100,000	89,501
Styron 6.00% 7/20/17	189,550	171,425
Swift Transportation 6.00% 11/22/16	217,308	211,224
Texas Competitive Electric Holdings 4.75% 10/10/17	1,500,000	1,006,642
Tishman Speyer US Office 8.00% 5/15/12	64,000	63,040
Univision Communications
2.24% 3/29/17	399,121	336,870
4.49% 9/29/14	78,878	72,004
Vertis 11.75% 12/20/15	175,000	126,000
Western Refining 7.50% 3/14/17	49,875	49,715
Xerium Technologies 5.50% 5/4/17	239,357	232,377
Total Senior Secured Loans (Cost $10,504,075)		9,714,004
	Number of
	Shares
Common Stock – 0.31%
†Alliance HealthCare Services	9,960	11,354
†Flextronics International	5,650	31,810
†General Motors	8,440	170,320
†GenOn Energy	226	628
†Mobile Mini	2,180	35,839
†Motors Liquidation
7.40% 9/1/25	325,000	4,875
7.70% 4/15/16	425,000	6,375
8.80% 3/1/21	400,000	6,000
Total Common Stock (Cost $472,227)		267,201
Preferred Stock – 0.73%
#Ally Financial 144A 7.00%	611	409,198
•Bank of America 8.125% 12/29/49	250,000	212,850
Total Preferred Stock (Cost $820,989)		622,048
Warrants – 0.10%
General Motors
CW16 exercise price $23.48, expiration date 7/10/16	4,146	48,259
CW19 exercise price $23.46, expiration date 7/10/19	4,146	32,878
Total Warrants (Cost $211,690)		81,137
Short-Term Investment – 4.16%
Money Market Mutual Fund – 4.16%
Dreyfus Treasury & Agency Cash Management Fund	3,546,317	3,546,317
Total Short-Term Investment (Cost $3,546,317)		3,546,317

Total Value of Securities – 100.07%
(Cost $92,644,197)		85,319,935
Liabilities Net of Receivables and Other Assets – (0.07%)		(63,173)
Net Assets Applicable to 8,544,336 Shares Outstanding – 100.00%		$85,256,762
•Variable rate security. The rate shown is the rate as of September 30, 2011. Interest rates reset periodically.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2011, the aggregate amount of Rule 144A securities was $25,941,082, which represented 30.43% of the Fund’s net assets. See Note 3 in "Notes."
◆Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
‡Non income producing security. Security is currently in default.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at September 30, 2011.
†Non income producing security.

PIK – Pay-in-kind

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Lincoln Variable Insurance Products Trust (LVIP or the Trust) – LVIP J.P. Morgan High Yield Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax return for the open tax year ended December 31, 2010, and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$92,668,608
Aggregate unrealized appreciation	$454,732
Aggregate unrealized depreciation	(7,803,405)
Net unrealized depreciation	$(7,348,673)

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $41,387 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire in 2018.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Security	$-	$172,198	$-	$172,198
Common Stock	249,951	-	17,250	267,201
Corporate Debt	-	80,631,034	-	80,631,034
Short-Term Investment	3,546,317	-	-	3,546,317
Other	81,137	622,048	-	703,185
Total	$3,877,405	$81,425,280	$17,250	$85,319,935

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock	Corporate Debt	Total
Balance as of 12/31/10	$-	$54,469	$54,469
Sales	-	(50,000)	(50,000)
Net change in unrealized
appreciation/depreciation	17,250	(4,469)	12,781
Balance as of 9/30/11	$17,250	$-	$17,250

Net change in unrealized
appreciation/depreciation
from investments
still held as of 9/30/11	$17,250	$-	$17,250

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Credit and Market Risk
The Fund may invest in high yield fixed income securities, which are securities rated BB or lower by Standard and Poor’s and/or Ba or lower by Moody’s Investors Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Lincoln Investment Advisors Corporation the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of September 30, 2011, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Schedule of Investments.

4. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s Schedule of Investments.